As filed with the U.S. Securities and Exchange Commission on July 27, 2017

Registration No. 333-61366

811-10385

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.                              ☐

Post-Effective Amendment No. 136 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 140 ☒

(Check appropriate box or boxes)

Pacific Funds Series Trust

(Exact Name of Registrant as Specified in Charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (949) 219-3202

Audrey L. Cheng, Esq.

Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, CA 92660
(Name and Address of Agent for Service)

Copies to:

Anthony H. Zacharski, Esq.
Dechert LLP
90 State House Square
Hartford, CT 06103-3702

It is proposed that this filing will become effective (check appropriate box)

☐  immediately upon filing pursuant to paragraph (b)

☒  on July 28, 2017 pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  on (date) pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)

☐  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus dated August 1, 2017

TICKER SYMBOLS by Share Class
FUND	A	B	C	I	R	Advisor
Pacific FundsSM Portfolio Optimization Conservative	POAAX	POABX	POACX	N/A	POARX	PLCDX
Pacific FundsSM Portfolio Optimization Moderate-Conservative	POBAX	POBBX	POBCX	N/A	POBRX	PMCDX
Pacific FundsSM Portfolio Optimization Moderate	POCAX	POMBX	POMCX	N/A	POCRX	POMDX
Pacific FundsSM Portfolio Optimization Growth	PODAX	PODBX	PODCX	N/A	PODRX	PMADX
Pacific FundsSM Portfolio Optimization Aggressive-Growth	POEAX	POEBX	POCEX	N/A	POERX	POEDX
Pacific FundsSM Short Duration Income	PLADX	N/A	PLCSX	PLSDX	N/A	PLDSX
Pacific FundsSM Core Income	PLIAX	N/A	PLNCX	PLIIX	N/A	PLIDX
Pacific FundsSM Strategic Income	PLSTX	N/A	PLCNX	PLSRX	N/A	PLSFX
Pacific FundsSM Floating Rate Income	PLFLX	N/A	PLBCX	PLFRX	N/A	PLFDX
Pacific FundsSM Limited Duration High Income	PLLDX	N/A	PLLCX	PLLIX	N/A	PLLYX
Pacific FundsSM High Income	PLAHX	N/A	PLCHX	PLHIX	N/A	PLHYX
Pacific FundsSM Diversified Alternatives	PLALX	N/A	PLCLX	N/A	N/A	PLDLX

TICKER SYMBOLS by Share Class
FUND	A	C	Advisor	Investor
Pacific FundsSM Large-Cap	PFLAX	PFCCX	PFCDX	PFCRX
Pacific FundsSM Large-Cap Value	PFAAX	PFVCX	PFVDX	PFVRX
Pacific FundsSM Small/Mid-Cap	PFDAX	PFPCX	PFMDX	PFIRX
Pacific FundsSM Small-Cap	PFKAX	PFACX	PFQDX	PFBRX
Pacific FundsSM Small-Cap Value	PFEAX	PFHCX	PFFDX	PFQRX
Pacific FundsSM Small-Cap Growth	PFMAX	PFMCX	PFWDX	PFWRX

You should be aware that the U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. It is a criminal offense to say otherwise.

Fund Summaries

Pacific Funds Portfolio Optimization Conservative	4
Pacific Funds Portfolio Optimization Moderate-Conservative	11
Pacific Funds Portfolio Optimization Moderate	18
Pacific Funds Portfolio Optimization Growth	24
Pacific Funds Portfolio Optimization Aggressive-Growth	30
Pacific Funds Short Duration Income	35
Pacific Funds Core Income	39
Pacific Funds Strategic Income	43
Pacific Funds Floating Rate Income	47
Pacific Funds Limited Duration High Income	51
Pacific Funds High Income	55
Pacific Funds Diversified Alternatives	59
Pacific Funds Large-Cap	65
Pacific Funds Large-Cap Value	68
Pacific Funds Small/Mid-Cap	71
Pacific Funds Small-Cap	74
Pacific Funds Small-Cap Value	77
Pacific Funds Small-Cap Growth	80
Additional Summary Information	83
Additional Information About Principal Investment Strategies and Principal Risks	83
Portfolio Optimization Funds	84
Pacific Funds Short Duration Income	86
Pacific Funds Core Income	87
Pacific Funds Strategic Income	88
Pacific Funds Floating Rate Income	88
Pacific Funds Limited Duration High Income	89
Pacific Funds High Income	90
Pacific Funds Diversified Alternatives	90
Pacific Funds Large-Cap	92
Pacific Funds Large-Cap Value	92
Pacific Funds Small/Mid-Cap	92
Pacific Funds Small-Cap	93
Pacific Funds Small-Cap Value	93
Pacific Funds Small-Cap Growth	94
General Investment Information	94
Additional Risk Information	95
Additional Information About Fees and Expenses	105
Additional Information About Shareholder Fees	105
Additional Information About Operating Expenses	107
Shareholder Account Information	108
Overview of the Share Classes	108
Share Class Eligibility	109
Distribution and/or Service Fees	110
Initial Sales Charges	110
Sales Charges — Waivers and Reductions (Class A Shares)	110
Contingent Deferred Sales Charges (“CDSCs”)	113
Purchasing Shares	114
How to Purchase Shares	115
Redeeming Shares	117
Selling Shares	117
Exchanging Shares	118
Additional Information About Fund Performance	119
Index Definitions	119
Other Fund Information	121

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Execution of Your Requests	121
How Share Prices Are Calculated	122
Security and Shareholder Protection	123
Prevention of Disruptive Trading	123
Dividends and Distributions	124
Distribution and Servicing Arrangements	125
General Summary of Tax Consequences	126
Document Delivery	127
Fund Organization	127
About Management	128
Performance of Comparable Accounts	131
About the Comparable Account Presentation	131
Financial Highlights	140

Where To Go For More Information	back cover of this Prospectus

Appendix	back of this Prospectus

Trademarks and service marks (“Marks”) regarding Pacific Funds are owned and/or registered by Pacific Life Insurance Company or its affiliates. Third-party Marks belong to their respective owners.

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Pacific FundsSM Portfolio Optimization Conservative

Investment Goal

This Fund seeks current income and preservation of capital.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	B	C	R	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	B	C	R	Advisor
Management Fee	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses[1]	0.67%	0.67%	0.67%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.35%	2.10%	2.10%	1.60%	1.10%
Less Expense Reimbursement[2]	(0.08%)	(0.08%)	(0.08%)	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.27%	2.02%	2.02%	1.52%	1.02%

1  Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2023 for Class A, B, C, R and Advisor Class shares. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 672	$ 705	$ 305	$ 155	$ 104
3 years	$ 947	$1,050	$ 650	$ 497	$ 342
5 years	$1,241	$1,322	$1,122	$ 863	$ 598
10 years	$2,078	$2,233	$2,425	$1,893	$1,333

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 672	$ 205	$ 205	$ 155	$ 104
3 years	$ 947	$ 650	$ 650	$ 497	$ 342
5 years	$1,241	$1,122	$1,122	$ 863	$ 598
10 years	$2,078	$2,233	$2,425	$1,893	$1,333

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 57% of the average value of the Fund.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”). Under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges:

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
70-85%	15-30%

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 10-year investment horizon. An asset class model (the “Model”) for the Fund is developed that seeks to meet the Fund’s investment goal using both broad asset

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classes and narrower asset class categories. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

PLFA may adjust the broad asset class allocations to any point within the above ranges, and/or adjust the asset class category allocations, and/or the allocations to the Underlying Funds, at any time as they deem necessary, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors.

In addition, PLFA may engage in dynamic positioning for the Fund by further adjusting the Model to any point within the above ranges, as deemed necessary, to reflect a shorter term view of the markets or a particular asset class category, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to its Underlying Fund allocations to reflect the updated broad asset class and asset class category allocations in the Model. This dynamic positioning would be implemented consistent with the Fund’s risk/return profile and investment goal.

(2) Manager Oversight—PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the Underlying Fund it manages.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; non-U.S. debt securities, including emerging market debt; debt instruments of varying duration; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and non-U.S. stocks, including emerging market stocks.

The Fund may invest in “alternative strategies” which typically seek one or more of the following: (1) low to moderate correlation to traditional equity and debt investments; (2) to reduce losses during adverse and volatile market conditions; or (3) to outperform the broad equity or debt markets over a complete market cycle. Alternative strategies used by the Underlying Funds may include, for example, currency strategies, long/short equity strategies, and absolute return strategies. PLFA considers an alternative strategy’s return or other characteristics in determining whether it belongs to the broad debt or equity asset class.

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, including adding or removing Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund and its Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Underlying Funds that invest primarily in debt instruments, this Fund has more exposure to Debt Securities Risk than other Portfolio Optimization Funds. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. In addition, the Fund is subject to the following principal risks:

• Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to its allocations to those Underlying Funds. Although the theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term, you still may lose money and/or experience price volatility risk. Because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, PLFA estimates each Underlying Fund’s investment exposures to determine the Fund’s allocations to the Underlying Fund. As a result, the Fund’s actual allocation to an Underlying Fund may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in a fund of funds.

• Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to

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identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact an Underlying Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce an Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase an Underlying Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. An Underlying Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Underlying Fund. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact an Underlying Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to an Underlying Fund. As a result, an Underlying Fund that invests in floating rate loans may be subject to greater liquidity risk than an Underlying Fund that does not invest in floating rate loans. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, an Underlying Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, an Underlying Fund could experience delays in receiving payments or suffer a loss. In an assignment, an Underlying Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated

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with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require an Underlying Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede an Underlying Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede an Underlying Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which may make it more difficult for an Underlying Fund to raise cash to pay investors when they redeem their shares in an Underlying Fund. The Underlying Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan, which may not be deemed to be a security in certain circumstances and, as a result, could increase the risk of investing in loans.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forwards and Futures Contracts Risk: Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because forward contracts are privately negotiated, unlike exchange-traded futures contracts, they are subject to greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. An Underlying Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, an Underlying Fund’s ability to close out of a forward or futures contract position is dependent on the liquidity of the secondary forward or futures market. There is also a risk of imperfect correlation between the change in market value of the instruments held by an Underlying Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Because these contracts allow an Underlying Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time, they do not eliminate fluctuations in the value of the asset or currency and can have the effect of minimizing opportunities for gain or incurring a loss for the Fund.

• Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or

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instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in an Underlying Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which an Underlying Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact an Underlying Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Options Risk: An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. In addition to derivatives risk, an Underlying Fund is subject to the risk of losing the premium it paid to purchase the option if the price of the underlying security or other asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). If a call or put option that an Underlying Fund purchases were allowed to expire without being sold or exercised, its premium would be a loss to an Underlying Fund. An Underlying Fund’s ability to exercise or sell the options is dependent on the liquidity of the option market.

• Price Volatility Risk: To the extent an Underlying Fund invests in investments whose value may go up or down rapidly or unpredictably, the Underlying Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: An Underlying Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If an Underlying Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular foreign currency, or in a “basket” of securities representing a certain index, or at a specific interest rate. As a derivative, it is subject to derivatives risk, including counterparty risk. Although certain standard swap agreements are required to be cleared through an exchange, which is expected to decrease counterparty risk and increase liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. Credit default swaps have heightened liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other sign of financial difficulty).

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

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Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, the returns of a composite benchmark, the Pacific Funds Portfolio Optimization Conservative Composite Benchmark, are presented. The composite benchmark is comprised of 71% Bloomberg Barclays U.S. Aggregate Bond, 17% S&P 500, 7% BofA Merrill Lynch U.S. 3-Month Treasury Bill, and 5% MSCI EAFE (Net) Indices. It reflects broad debt and equity asset class allocations for the Fund in the current Model (the broad equity asset class being represented generally by benchmarks for domestic and international equity). The bar chart shows the performance of the Fund’s Class A shares.

Sales charges applicable to Class A shares are reflected in the Average Annual Total Returns table but not in the bar chart. If these charges were reflected in the bar chart, returns would be lower than those shown. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class A return for the period 1/1/17 through 6/30/17: 4.28%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 8.29%; Q3 2008: (4.95%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years	Since Inception
Class A (incepted December 31, 2003) (before taxes)	(0.51%)	2.55%	3.60%	N/A
Class A (after taxes on distributions)	(1.57%)	1.41%	2.37%	N/A
Class A (after taxes on distributions and sale of Fund shares)	0.04%	1.63%	2.40%	N/A
Class B (incepted December 31, 2003) (before taxes)	(0.47%)	2.64%	3.60%	N/A
Class C (incepted December 31, 2003) (before taxes)	3.62%	3.00%	3.46%	N/A
Class R (incepted September 30, 2005) (before taxes)	5.01%	3.47%	3.93%	N/A
Advisor Class (incepted December 31, 2012) (before taxes)	5.55%	N/A	N/A	2.69%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	2.65%	2.23%	4.34%	N/A
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%	N/A
Pacific Funds Portfolio Optimization Conservative Composite Benchmark (reflects no deductions for fees, expenses or taxes)	4.06%	4.44%	4.59%	N/A

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since Inception
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2006
Max Gokhman, CFA, Assistant Vice President and Portfolio Manager	Since 2015
Samuel S. Park, Director and Portfolio Manager	Since 2013

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Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

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Pacific FundsSM Portfolio Optimization Moderate-Conservative

Investment Goal

This Fund seeks current income and moderate growth of capital.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	B	C	R	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	B	C	R	Advisor
Management Fee	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.22%	0.22%	0.22%	0.22%	0.22%
Acquired Fund Fees and Expenses[1]	0.71%	0.71%	0.71%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.38%	2.13%	2.13%	1.63%	1.13%
Less Expense Reimbursement[2]	(0.07%)	(0.07%)	(0.07%)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.31%	2.06%	2.06%	1.56%	1.06%

1  Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2023 for Class A, B, C, R and Advisor Class shares. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 676	$ 709	$ 309	$ 159	$ 108
3 years	$ 956	$1,060	$ 660	$ 507	$ 352
5 years	$1,257	$1,338	$1,138	$ 880	$ 616
10 years	$2,111	$2,266	$2,457	$1,927	$1,368

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 676	$ 209	$ 209	$ 159	$ 108
3 years	$ 956	$ 660	$ 660	$ 507	$ 352
5 years	$1,257	$1,138	$1,138	$ 880	$ 616
10 years	$2,111	$2,266	$2,457	$1,927	$1,368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 53% of the average value of the Fund.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”). Under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges:

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
50-70%	30-50%

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 10-year investment horizon. An

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asset class model (the “Model”) for the Fund is developed that seeks to meet the Fund’s investment goal using both broad asset classes and narrower asset class categories. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

PLFA may adjust the broad asset class allocations to any point within the above ranges, and/or adjust the asset class category allocations, and/or the allocations to the Underlying Funds, at any time as they deem necessary, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors.

In addition, PLFA may engage in dynamic positioning for the Fund by further adjusting the Model to any point within the above ranges, as deemed necessary, to reflect a shorter term view of the markets or a particular asset class category, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to its Underlying Fund allocations to reflect the updated broad asset class and asset class category allocations in the Model. This dynamic positioning would be implemented consistent with the Fund’s risk/return profile and investment goal.

(2) Manager Oversight—PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the Underlying Fund it manages.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; non-U.S. debt securities, including emerging market debt; debt instruments of varying duration; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and non-U.S. stocks, including emerging market stocks.

The Fund may invest in “alternative strategies” which typically seek one or more of the following: (1) low to moderate correlation to traditional equity and debt investments; (2) to reduce losses during adverse and volatile market conditions; or (3) to outperform the broad equity or debt markets over a complete market cycle. Alternative strategies used by the Underlying Funds may include, for example, currency strategies, long/short equity strategies, and absolute return strategies. PLFA considers an alternative strategy’s return or other characteristics in determining whether it belongs to the broad debt or equity asset class.

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, including adding or removing Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund and its Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Underlying Funds that invest primarily in debt instruments, this Fund has more exposure to Debt Securities Risk than other Portfolio Optimization Funds. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. In addition, the Fund is subject to the following principal risks:

• Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to its allocations to those Underlying Funds. Although the theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term, you still may lose money and/or experience price volatility risk. Because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, PLFA estimates each Underlying Fund’s investment exposures to determine the Fund’s allocations to the Underlying Fund. As a result, the Fund’s actual allocation to an Underlying Fund may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in a fund of funds.

• Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, PLFA may be influenced

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by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact an Underlying Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce an Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase an Underlying Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. An Underlying Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Underlying Fund. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact an Underlying Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to an Underlying Fund. As a result, an Underlying Fund that invests in floating rate loans may be subject to greater liquidity risk than an Underlying Fund that does not invest in floating rate loans. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, an Underlying Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, an Underlying Fund could experience delays in receiving payments or suffer a loss. In an assignment, an Underlying Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning

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bank or other financial intermediary. Accordingly, if the loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require an Underlying Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede an Underlying Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede an Underlying Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which may make it more difficult for an Underlying Fund to raise cash to pay investors when they redeem their shares in an Underlying Fund. The Underlying Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan, which may not be deemed to be a security in certain circumstances and, as a result, could increase the risk of investing in loans.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forwards and Futures Contracts Risk: Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because forward contracts are privately negotiated, unlike exchange-traded futures contracts, they are subject to greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. An Underlying Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, an Underlying Fund’s ability to close out of a forward or futures contract position is dependent on the liquidity of the secondary forward or futures market. There is also a risk of imperfect correlation between the change in market value of the instruments held by an Underlying Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Because these contracts allow an Underlying Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time, they do not eliminate fluctuations in the value of the asset or currency and can have the effect of minimizing opportunities for gain or incurring a loss for the Fund.

• Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to

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interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in an Underlying Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which an Underlying Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact an Underlying Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Options Risk: An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. In addition to derivatives risk, an Underlying Fund is subject to the risk of losing the premium it paid to purchase the option if the price of the underlying security or other asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). If a call or put option that an Underlying Fund purchases were allowed to expire without being sold or exercised, its premium would be a loss to an Underlying Fund. An Underlying Fund’s ability to exercise or sell the options is dependent on the liquidity of the option market.

• Price Volatility Risk: To the extent an Underlying Fund invests in investments whose value may go up or down rapidly or unpredictably, the Underlying Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: An Underlying Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If an Underlying Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular foreign currency, or in a “basket” of securities representing a certain index, or at a specific interest rate. As a derivative, it is subject to derivatives risk, including counterparty risk. Although certain standard swap agreements are required to be cleared through an exchange, which is expected to decrease counterparty risk and increase liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. Credit default swaps have heightened liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other sign of financial difficulty).

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or

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sponsored enterprises if those entities are not able to meet their financial obligations.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, the returns of a composite benchmark, the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark, are presented. The composite benchmark is comprised of 55% Bloomberg Barclays U.S. Aggregate Bond, 30% S&P 500, 10% MSCI EAFE (Net), and 5% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices. It reflects broad debt and equity asset class allocations for the Fund in the current Model (the broad equity asset class being represented generally by benchmarks for domestic and international equity). The bar chart shows the performance of the Fund’s Class A shares.

Sales charges applicable to Class A shares are reflected in the Average Annual Total Returns table but not in the bar chart. If these charges were reflected in the bar chart, returns would be lower than those shown. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class A return for the period 1/1/17 through 6/30/17: 5.57%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 11.34%; Q4 2008: (8.96%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years	Since Inception
Class A (incepted December 31, 2003) (before taxes)	0.26%	4.18%	3.74%	N/A
Class A (after taxes on distributions)	(0.99%)	3.09%	2.67%	N/A
Class A (after taxes on distributions and sale of Fund shares)	0.71%	2.96%	2.61%	N/A
Class B (incepted December 31, 2003) (before taxes)	0.34%	4.29%	3.74%	N/A
Class C (incepted December 31, 2003) (before taxes)	4.41%	4.64%	3.60%	N/A
Class R (incepted September 30, 2005) (before taxes)	5.87%	5.11%	4.08%	N/A
Advisor Class (incepted December 31, 2012) (before taxes)	6.39%	N/A	N/A	4.40%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	2.65%	2.23%	4.34%	N/A
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%	N/A
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark (reflects no deductions for fees, expenses or taxes)	5.26%	6.32%	4.85%	N/A

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

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Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since Inception
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2006
Max Gokhman, CFA, Assistant Vice President and Portfolio Manager	Since 2015
Samuel S. Park, Director and Portfolio Manager	Since 2013

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

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Pacific FundsSM Portfolio Optimization Moderate

Investment Goal

This Fund seeks long-term growth of capital and low to moderate income.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	B	C	R	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	B	C	R	Advisor
Management Fee	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.21%	0.21%	0.21%	0.21%	0.21%
Acquired Fund Fees and Expenses[1]	0.76%	0.76%	0.76%	0.76%	0.76%
Total Annual Fund Operating Expenses	1.42%	2.17%	2.17%	1.67%	1.17%
Less Expense Reimbursement[2]	(0.06%)	(0.06%)	(0.06%)	(0.06%)	(0.06%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.36%	2.11%	2.11%	1.61%	1.11%

1  Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2023 for Class A, B, C, R and Advisor Class shares. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 681	$ 714	$ 314	$ 164	$ 113
3 years	$ 969	$1,073	$ 673	$ 521	$ 366
5 years	$1,278	$1,359	$1,159	$ 902	$ 638
10 years	$2,153	$2,308	$2,499	$1,971	$1,415

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 681	$ 214	$ 214	$ 164	$ 113
3 years	$ 969	$ 673	$ 673	$ 521	$ 366
5 years	$1,278	$1,159	$1,159	$ 902	$ 638
10 years	$2,153	$2,308	$2,499	$1,971	$1,415

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 48% of the average value of the Fund.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”). Under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges:

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
30-50%	50-70%

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 10-year investment horizon. An asset class model (the “Model”) for the Fund is developed that

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seeks to meet the Fund’s investment goal using both broad asset classes and narrower asset class categories. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

PLFA may adjust the broad asset class allocations to any point within the above ranges, and/or adjust the asset class category allocations, and/or the allocations to the Underlying Funds, at any time as they deem necessary, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors.

In addition, PLFA may engage in dynamic positioning for the Fund by further adjusting the Model to any point within the above ranges, as deemed necessary, to reflect a shorter term view of the markets or a particular asset class category, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to its Underlying Fund allocations to reflect the updated broad asset class and asset class category allocations in the Model. This dynamic positioning would be implemented consistent with the Fund’s risk/return profile and investment goal.

(2) Manager Oversight—PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the Underlying Fund it manages.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; non-U.S. debt securities, including emerging market debt; debt instruments of varying duration; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and non-U.S. stocks, including emerging market stocks.

The Fund may invest in “alternative strategies” which typically seek one or more of the following: (1) low to moderate correlation to traditional equity and debt investments; (2) to reduce losses during adverse and volatile market conditions; or (3) to outperform the broad equity or debt markets over a complete market cycle. Alternative strategies used by the Underlying Funds may include, for example, currency strategies, long/short equity strategies, and absolute return strategies. PLFA considers an alternative strategy’s return or other characteristics in determining whether it belongs to the broad debt or equity asset class.

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, including adding or removing Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund and its Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Underlying Funds that invest primarily in equity instruments, this Fund has more exposure to Equity Securities Risk than other Portfolio Optimization Funds. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. In addition, the Fund is subject to the following principal risks:

• Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to its allocations to those Underlying Funds. Although the theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term, you still may lose money and/or experience price volatility risk. Because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, PLFA estimates each Underlying Fund’s investment exposures to determine the Fund’s allocations to the Underlying Fund. As a result, the Fund’s actual allocation to an Underlying Fund may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in a fund of funds.

• Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, PLFA may be influenced

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by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact an Underlying Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce an Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase an Underlying Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. An Underlying Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Underlying Fund. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact an Underlying Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forwards and Futures Contracts Risk: Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because forward contracts are privately negotiated, unlike exchange-traded futures contracts, they are subject to greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. An Underlying Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, an Underlying Fund’s ability to close out of a forward or futures contract

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position is dependent on the liquidity of the secondary forward or futures market. There is also a risk of imperfect correlation between the change in market value of the instruments held by an Underlying Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Because these contracts allow an Underlying Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time, they do not eliminate fluctuations in the value of the asset or currency and can have the effect of minimizing opportunities for gain or incurring a loss for the Fund.

• Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in an Underlying Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which an Underlying Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact an Underlying Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest

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rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Options Risk: An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. In addition to derivatives risk, an Underlying Fund is subject to the risk of losing the premium it paid to purchase the option if the price of the underlying security or other asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). If a call or put option that an Underlying Fund purchases were allowed to expire without being sold or exercised, its premium would be a loss to an Underlying Fund. An Underlying Fund’s ability to exercise or sell the options is dependent on the liquidity of the option market.

• Price Volatility Risk: To the extent an Underlying Fund invests in investments whose value may go up or down rapidly or unpredictably, the Underlying Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: An Underlying Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If an Underlying Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular foreign currency, or in a “basket” of securities representing a certain index, or at a specific interest rate. As a derivative, it is subject to derivatives risk, including counterparty risk. Although certain standard swap agreements are required to be cleared through an exchange, which is expected to decrease counterparty risk and increase liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. Credit default swaps have heightened liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other sign of financial difficulty).

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, the returns of a composite benchmark, the Pacific Funds Portfolio Optimization Moderate Composite Benchmark, are presented. The composite benchmark is comprised of 45% S&P 500, 38% Bloomberg Barclays U.S. Aggregate Bond, 15% MSCI EAFE (Net), and 2% BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices. It reflects broad debt and equity asset class allocations for the Fund in the current Model (the broad equity asset class being represented generally by benchmarks for domestic and international equity). The bar chart shows the performance of the Fund’s Class A shares.

Sales charges applicable to Class A shares are reflected in the Average Annual Total Returns table but not in the bar chart. If these charges were reflected in the bar chart, returns would be lower than those shown. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class A return for the period 1/1/17 through 6/30/17: 6.76%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 14.47%; Q4 2008: (14.29%)

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Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years	Since Inception
Class A (incepted December 31, 2003) (before taxes)	1.34%	5.79%	4.00%	N/A
Class A (after taxes on distributions)	(0.07%)	4.72%	3.07%	N/A
Class A (after taxes on distributions and sale of Fund shares)	1.63%	4.32%	2.93%	N/A
Class B (incepted December 31, 2003) (before taxes)	1.52%	5.96%	4.00%	N/A
Class C (incepted December 31, 2003) (before taxes)	5.52%	6.28%	3.85%	N/A
Class R (incepted September 30, 2005) (before taxes)	7.02%	6.75%	4.35%	N/A
Advisor Class (incepted December 31, 2012) (before taxes)	7.49%	N/A	N/A	6.01%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	2.65%	2.23%	4.34%	N/A
Pacific Funds Portfolio Optimization Moderate Composite Benchmark (reflects no deductions for fees, expenses or taxes)	6.64%	8.46%	5.19%	N/A

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since Inception
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2006
Max Gokhman, CFA, Assistant Vice President and Portfolio Manager	Since 2015
Samuel S. Park, Director and Portfolio Manager	Since 2013

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

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Pacific FundsSM Portfolio Optimization Growth

Investment Goal

This Fund seeks moderately high, long-term capital appreciation with low, current income.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	B	C	R	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	B	C	R	Advisor
Management Fee	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.22%	0.22%	0.22%	0.22%	0.22%
Acquired Fund Fees and Expenses[1]	0.81%	0.81%	0.81%	0.81%	0.81%
Total Annual Fund Operating Expenses	1.48%	2.23%	2.23%	1.73%	1.23%
Less Expense Reimbursement[2]	(0.07%)	(0.07%)	(0.07%)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.41%	2.16%	2.16%	1.66%	1.16%

1  Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2023 for Class A, B, C, R and Advisor Class shares. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 686	$ 719	$ 319	$ 169	$ 118
3 years	$ 986	$1,091	$ 691	$ 538	$ 383
5 years	$1,307	$1,388	$1,188	$ 932	$ 669
10 years	$2,216	$2,370	$2,559	$2,035	$1,482

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 686	$ 219	$ 219	$ 169	$ 118
3 years	$ 986	$ 691	$ 691	$ 538	$ 383
5 years	$1,307	$1,188	$1,188	$ 932	$ 669
10 years	$2,216	$2,370	$2,559	$2,035	$1,482

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 43% of the average value of the Fund.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”). Under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges:

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
15-30%	70-85%

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 10-year investment horizon. An asset class model (the “Model”) for the Fund is developed that

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seeks to meet the Fund’s investment goal using both broad asset classes and narrower asset class categories. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

PLFA may adjust the broad asset class allocations to any point within the above ranges, and/or adjust the asset class category allocations, and/or the allocations to the Underlying Funds, at any time as they deem necessary, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors.

In addition, PLFA may engage in dynamic positioning for the Fund by further adjusting the Model to any point within the above ranges, as deemed necessary, to reflect a shorter term view of the markets or a particular asset class category, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to its Underlying Fund allocations to reflect the updated broad asset class and asset class category allocations in the Model. This dynamic positioning would be implemented consistent with the Fund’s risk/return profile and investment goal.

(2) Manager Oversight—PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the Underlying Fund it manages.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; non-U.S. debt securities, including emerging market debt; debt instruments of varying duration; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and non-U.S. stocks, including emerging market stocks.

The Fund may invest in “alternative strategies” which typically seek one or more of the following: (1) low to moderate correlation to traditional equity and debt investments; (2) to reduce losses during adverse and volatile market conditions; or (3) to outperform the broad equity or debt markets over a complete market cycle. Alternative strategies used by the Underlying Funds may include, for example, currency strategies, long/short equity strategies, and absolute return strategies. PLFA considers an alternative strategy’s return or other characteristics in determining whether it belongs to the broad debt or equity asset class.

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, including adding or removing Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund and its Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Underlying Funds that invest primarily in equity instruments, this Fund has more exposure to Equity Securities Risk than other Portfolio Optimization Funds. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. In addition, the Fund is subject to the following principal risks:

• Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to its allocations to those Underlying Funds. Although the theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term, you still may lose money and/or experience price volatility risk. Because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, PLFA estimates each Underlying Fund’s investment exposures to determine the Fund’s allocations to the Underlying Fund. As a result, the Fund’s actual allocation to an Underlying Fund may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in a fund of funds.

• Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, PLFA may be influenced

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by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact an Underlying Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce an Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase an Underlying Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. An Underlying Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Underlying Fund. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact an Underlying Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forwards and Futures Contracts Risk: Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because forward contracts are privately negotiated, unlike exchange-traded futures contracts, they are subject to greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. An Underlying Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, an Underlying Fund’s ability to close out of a forward or futures contract

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position is dependent on the liquidity of the secondary forward or futures market. There is also a risk of imperfect correlation between the change in market value of the instruments held by an Underlying Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Because these contracts allow an Underlying Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time, they do not eliminate fluctuations in the value of the asset or currency and can have the effect of minimizing opportunities for gain or incurring a loss for the Fund.

• Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in an Underlying Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which an Underlying Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact an Underlying Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest

27

rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Options Risk: An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. In addition to derivatives risk, an Underlying Fund is subject to the risk of losing the premium it paid to purchase the option if the price of the underlying security or other asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). If a call or put option that an Underlying Fund purchases were allowed to expire without being sold or exercised, its premium would be a loss to an Underlying Fund. An Underlying Fund’s ability to exercise or sell the options is dependent on the liquidity of the option market.

• Price Volatility Risk: To the extent an Underlying Fund invests in investments whose value may go up or down rapidly or unpredictably, the Underlying Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: An Underlying Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If an Underlying Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular foreign currency, or in a “basket” of securities representing a certain index, or at a specific interest rate. As a derivative, it is subject to derivatives risk, including counterparty risk. Although certain standard swap agreements are required to be cleared through an exchange, which is expected to decrease counterparty risk and increase liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. Credit default swaps have heightened liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other sign of financial difficulty).

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, the returns of a composite benchmark, the Pacific Funds Portfolio Optimization Growth Composite Benchmark, are presented. The composite benchmark is comprised of 58% S&P 500, 23% Bloomberg Barclays U.S. Aggregate Bond, and 19% MSCI EAFE (Net) Indices. It reflects broad debt and equity asset class allocations for the Fund in the current Model (the broad equity asset class being represented generally by benchmarks for domestic and international equity). The bar chart shows the performance of the Fund’s Class A shares.

Sales charges applicable to Class A shares are reflected in the Average Annual Total Returns table but not in the bar chart. If these charges were reflected in the bar chart, returns would be lower than those shown. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class A return for the period 1/1/17 through 6/30/17: 8.09%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 17.90%; Q4 2008: (19.25%)

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Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years	Since Inception
Class A (incepted December 31, 2003) (before taxes)	2.10%	7.21%	3.85%	N/A
Class A (after taxes on distributions)	0.57%	6.23%	3.10%	N/A
Class A (after taxes on distributions and sale of Fund shares)	2.33%	5.56%	2.95%	N/A
Class B (incepted December 31, 2003) (before taxes)	2.31%	7.41%	3.86%	N/A
Class C (incepted December 31, 2003) (before taxes)	6.33%	7.72%	3.72%	N/A
Class R (incepted September 30, 2005) (before taxes)	7.83%	8.18%	4.21%	N/A
Advisor Class (incepted December 31, 2012) (before taxes)	8.31%	N/A	N/A	7.56%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	2.65%	2.23%	4.34%	N/A
Pacific Funds Portfolio Optimization Growth Composite Benchmark (reflects no deductions for fees, expenses or taxes)	7.80%	10.31%	5.44%	N/A

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since Inception
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2006
Max Gokhman, CFA, Assistant Vice President and Portfolio Manager	Since 2015
Samuel S. Park, Director and Portfolio Manager	Since 2013

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

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Pacific FundsSM Portfolio Optimization Aggressive-Growth

Investment Goal

This Fund seeks high, long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	B	C	R	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	B	C	R	Advisor
Management Fee	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses[1]	0.84%	0.84%	0.84%	0.84%	0.84%
Total Annual Fund Operating Expenses	1.52%	2.27%	2.27%	1.77%	1.27%
Less Expense Reimbursement[2]	(0.08%)	(0.08%)	(0.08%)	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.44%	2.19%	2.19%	1.69%	1.19%

1  Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2023 for Class A, B, C, R and Advisor Class shares. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 689	$ 722	$ 322	$ 172	$ 121
3 years	$ 996	$1,102	$ 702	$ 549	$ 395
5 years	$1,326	$1,408	$1,208	$ 952	$ 689
10 years	$2,256	$2,411	$2,599	$2,077	$1,527

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 689	$ 222	$ 222	$ 172	$ 121
3 years	$ 996	$ 702	$ 702	$ 549	$ 395
5 years	$1,326	$1,208	$1,208	$ 952	$ 689
10 years	$2,256	$2,411	$2,599	$2,077	$1,527

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 41% of the average value of the Fund.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”). Under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges:

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
0-15%	85-100%

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 10-year investment horizon. An asset class model (the “Model”) for the Fund is developed that

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seeks to meet the Fund’s investment goal using both broad asset classes and narrower asset class categories. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

PLFA may adjust the broad asset class allocations to any point within the above ranges, and/or adjust the asset class category allocations, and/or the allocations to the Underlying Funds, at any time as they deem necessary, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors.

In addition, PLFA may engage in dynamic positioning for the Fund by further adjusting the Model to any point within the above ranges, as deemed necessary, to reflect a shorter term view of the markets or a particular asset class category, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to its Underlying Fund allocations to reflect the updated broad asset class and asset class category allocations in the Model. This dynamic positioning would be implemented consistent with the Fund’s risk/return profile and investment goal.

(2) Manager Oversight—PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the Underlying Fund it manages.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; non-U.S. debt securities, including emerging market debt; debt instruments of varying duration; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and non-U.S. stocks, including emerging market stocks.

The Fund may invest in “alternative strategies” which typically seek one or more of the following: (1) low to moderate correlation to traditional equity and debt investments; (2) to reduce losses during adverse and volatile market conditions; or (3) to outperform the broad equity or debt markets over a complete market cycle. Alternative strategies used by the Underlying Funds may include, for example, currency strategies, long/short equity strategies, and absolute return strategies. PLFA considers an alternative strategy’s return or other characteristics in determining whether it belongs to the broad debt or equity asset class.

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, including adding or removing Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund and its Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Underlying Funds that invest primarily in equity instruments, this Fund has more exposure to Equity Securities Risk than other Portfolio Optimization Funds. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. In addition, the Fund is subject to the following principal risks:

• Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to its allocations to those Underlying Funds. Although the theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term, you still may lose money and/or experience price volatility risk. Because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, PLFA estimates each Underlying Fund’s investment exposures to determine the Fund’s allocations to the Underlying Fund. As a result, the Fund’s actual allocation to an Underlying Fund may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in a fund of funds.

• Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, PLFA may be influenced

31

by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact an Underlying Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase an Underlying Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. An Underlying Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Underlying Fund. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact an Underlying Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Forward commitments are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because these instruments are privately negotiated, they are subject to the risk of default by, or bankruptcy of, a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. The Underlying Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, the Underlying Fund’s ability to close out of a forward position is dependent on the liquidity of the secondary forward market. There is also a risk of imperfect correlation between the change in market value of the underlying asset and the price of the forward contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

• Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to

32

equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in an Underlying Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which an Underlying Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact an Underlying Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Price Volatility Risk: To the extent an Underlying Fund invests in investments whose value may go up or down rapidly or unpredictably, the Underlying Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: An Underlying Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If an Underlying Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, the returns of a composite benchmark, the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark, are presented. The composite benchmark is comprised of 69% S&P 500, 26% MSCI EAFE (Net), and 5% Bloomberg Barclays U.S. Aggregate Bond Indices. It reflects broad debt and equity asset class allocations for the Fund in the current Model (the broad equity asset class being represented generally by benchmarks for domestic and international equity). The bar chart shows the performance of the Fund’s Class A shares.

Sales charges applicable to Class A shares are reflected in the Average Annual Total Returns table but not in the bar chart. If these charges were reflected in the bar chart, returns would be lower than those shown. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class A return for the period 1/1/17 through 6/30/17: 9.42%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 20.61%; Q4 2008: (23.72%)

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Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years	Since Inception
Class A (incepted December 31, 2003) (before taxes)	2.59%	7.71%	3.17%	N/A
Class A (after taxes on distributions)	0.97%	7.00%	2.64%	N/A
Class A (after taxes on distributions and sale of Fund shares)	2.81%	6.01%	2.46%	N/A
Class B (incepted December 31, 2003) (before taxes)	2.79%	8.01%	3.21%	N/A
Class C (incepted December 31, 2003) (before taxes)	6.88%	8.31%	3.07%	N/A
Class R (incepted September 30, 2005) (before taxes)	8.35%	8.71%	3.53%	N/A
Advisor Class (incepted December 31, 2012) (before taxes)	8.90%	N/A	N/A	8.11%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	2.65%	2.23%	4.34%	N/A
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark (reflects no deductions for fees, expenses or taxes)	8.14%	11.45%	4.84%	N/A

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since Inception
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2006
Max Gokhman, CFA, Assistant Vice President and Portfolio Manager	Since 2015
Samuel S. Park, Director and Portfolio Manager	Since 2013

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

34

Pacific FundsSM Short Duration Income

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.40%	0.40%	0.25%	0.40%
Total Annual Fund Operating Expenses	1.05%	1.80%	0.65%	0.80%
Less Expense Reimbursement[1]	(0.30%)	(0.30%)	(0.15%)	(0.30%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.75%	1.50%	0.50%	0.50%

1  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A, Class C, Class I and Advisor Class shares through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 374	$ 253	$ 51	$ 51
3 years	$ 595	$ 537	$ 193	$ 225
5 years	$ 834	$ 947	$ 347	$ 415
10 years	$1,518	$2,091	$ 796	$ 962

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 374	$ 153	$ 51	$ 51
3 years	$ 595	$ 537	$ 193	$ 225
5 years	$ 834	$ 947	$ 347	$ 415
10 years	$1,518	$2,091	$ 796	$ 962

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 86% of the average value of the Fund.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 70% of its assets in investment grade debt instruments, including corporate debt, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. The Fund may invest up to 30% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt securities in which the Fund invests may include those issued by non-U.S. entities denominated in U.S. dollars and are primarily in developed markets.

The Fund expects to maintain a weighted average duration within one year (plus or minus) of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index, although the investments held by the Fund may have short, intermediate and long terms to maturity. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Maturity of a debt instrument, however, refers to the specific period of time until final payment (principal and any applicable interest) is due.

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Individual investments may be purchased or sold in the event the Manager decides to adjust debt asset class weightings within the portfolio. Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index). The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to the Fund. As a result, the Fund may be subject to greater liquidity risk than a Fund that does not invest in floating rate loans. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, the Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede the Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which may make it more difficult for the Fund to raise cash to pay investors when they redeem their shares in the Fund. The Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan, which may not be deemed to be a security in certain circumstances and, as a result, could increase the risk of investing in loans.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk),

36

subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

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Calendar Year Total Returns (%)1

1 Class I return for the period 1/1/17 through 6/30/17: 1.58%

Best and worst quarterly performance reflected within the bar chart: Q3 2012: 2.47%; Q2 2013: (1.56%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	Since Inception
Class I (incepted December 19, 2011) (before taxes)	2.92%	2.86%	2.84%
Class I (after taxes on distributions)	2.08%	1.92%	1.90%
Class I (after taxes on distributions and sale of Fund shares)	1.65%	1.80%	1.78%
Class A (incepted June 29, 2012) (before taxes)	(0.62%)	N/A	1.49%
Class C (incepted June 29, 2012) (before taxes)	0.75%	N/A	1.44%
Advisor Class (incepted June 29, 2012) (before taxes)	2.77%	N/A	2.42%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	1.28%	0.92%	0.92%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
David Weismiller, CFA, Managing Director and Lead Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

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Pacific FundsSM Core Income

Investment Goal

This Fund seeks a high level of current income; capital appreciation is of secondary importance.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.38%	0.38%	0.23%	0.38%
Total Annual Fund Operating Expenses	1.13%	1.88%	0.73%	0.88%
Less Expense Reimbursement[1]	(0.28%)	(0.28%)	(0.18%)	(0.33%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.85%	1.60%	0.55%	0.55%

1  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A and Class C shares through 7/31/2018, and 0.05% for Class I and Advisor Class shares through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 508	$ 263	$ 56	$ 56
3 years	$ 742	$ 564	$ 215	$ 248
5 years	$ 995	$ 990	$ 388	$ 455
10 years	$1,717	$2,178	$ 890	$1,054

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 508	$ 163	$ 56	$ 56
3 years	$ 742	$ 564	$ 215	$ 248
5 years	$ 995	$ 990	$ 388	$ 455
10 years	$1,717	$2,178	$ 890	$1,054

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 82% of the average value of the Fund.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 60% of its assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. The Fund may invest up to 40% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt instruments in which the Fund invests may include those issued by non-U.S. entities in developed markets denominated in U.S. dollars.

The Fund expects to maintain a weighted average duration within two years (plus or minus) of the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg Barclays U.S. Aggregate Bond Index was 5.95 years as of March 31, 2017.

Individual investment selection is based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities.

39

The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its appreciation targets, reached its relative value opportunities, and/or that there have been changes in the fundamentals of the issuer.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to the Fund. As a result, the Fund may be subject to greater liquidity risk than a Fund that does not invest in floating rate loans. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, the Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede the Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which may make it more difficult for the Fund to raise cash to pay investors when they redeem their shares in the Fund. The Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan, which may not be deemed to be a security in certain circumstances and, as a result, could increase the risk of investing in loans.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more

40

volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Underlying Fund Risk: Because the Fund may serve as an underlying fund of one or more “fund of funds” of the Trust and thus have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class I return for the period 1/1/17 through 6/30/17: 2.94%

Best and worst quarterly performance reflected within the bar chart: Q3 2012: 3.23%; Q2 2013: (3.00%)

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Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	Since Inception
Class I (incepted December 31, 2010) (before taxes)	5.29%	3.99%	4.66%
Class I (after taxes on distributions)	3.96%	2.36%	3.09%
Class I (after taxes on distributions and sale of Fund shares)	2.99%	2.37%	2.94%
Class A (incepted December 31, 2010) (before taxes)	0.56%	2.81%	3.65%
Class C (incepted June 30, 2011) (before taxes)	3.19%	2.92%	3.15%
Advisor Class (incepted June 29, 2012) (before taxes)	5.24%	N/A	3.34%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	2.65%	2.23%	3.15%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
David Weismiller, CFA, Managing Director and Lead Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since 2016
Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since 2016

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

42

Pacific FundsSM Strategic Income

Investment Goal

This Fund seeks a high level of current income. The Fund may also seek capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.40%	0.40%	0.25%	0.40%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.28%	2.03%	0.88%	1.03%
Less Expense Reimbursement[2]	(0.30%)	(0.35%)	(0.20%)	(0.30%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.98%	1.68%	0.68%	0.73%

1  Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A and Advisor Class shares through 7/31/2018, and 0.05% for Class C and Class I shares through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 521	$ 271	$ 69	$ 75
3 years	$ 785	$ 603	$ 261	$ 298
5 years	$1,070	$1,061	$ 468	$ 539
10 years	$1,879	$2,331	$1,066	$1,232

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 521	$ 171	$ 69	$ 75
3 years	$ 785	$ 603	$ 261	$ 298
5 years	$1,070	$1,061	$ 468	$ 539
10 years	$1,879	$2,331	$1,066	$1,232

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 116% of the average value of the Fund.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest up to 70% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate loans. The Fund may invest up to 65% of its assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. Debt instruments in which the Fund invests may include those issued by non-U.S. entities in developed markets denominated in U.S. dollars.

The Fund’s weighted average duration is expected to be within a range of one to seven years. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

43

The Fund may also invest up to 10% of its assets, but not to exceed 20% in the aggregate, in each of the following investments: non-U.S. dollar denominated debt instruments, convertible securities or equity securities.

Individual investments may be purchased or sold in the event the Manager decides to adjust debt asset class weightings within the portfolio.

Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Bloomberg Barclays U.S. Aggregate Bond Index). The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to the Fund. As a result, the Fund may be subject to greater liquidity risk than a Fund that does not invest in floating rate loans. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, the Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating

44

rate loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede the Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which may make it more difficult for the Fund to raise cash to pay investors when they redeem their shares in the Fund. The Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan, which may not be deemed to be a security in certain circumstances and, as a result, could increase the risk of investing in loans.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or

45

sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class I return for the period 1/1/17 through 6/30/17: 3.39%

Best and worst quarterly performance reflected within the bar chart: Q3 2012: 5.05%; Q3 2015: (3.51%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	Since Inception
Class I (incepted December 19, 2011) (before taxes)	11.31%	6.83%	6.99%
Class I (after taxes on distributions)	9.30%	4.38%	4.54%
Class I (after taxes on distributions and sale of Fund shares)	6.36%	4.23%	4.35%
Class A (incepted June 29, 2012) (before taxes)	6.30%	N/A	4.79%
Class C (incepted June 29, 2012) (before taxes)	9.11%	N/A	5.03%
Advisor Class (incepted June 29, 2012) (before taxes)	11.19%	N/A	6.05%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	2.65%	2.23%	2.21%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
Brian M. Robertson, CFA, Managing Director and Lead Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since 2016
David Weismiller, CFA, Managing Director and Portfolio Manager	Since 2016

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

46

Pacific FundsSM Floating Rate Income

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.40%	0.40%	0.24%	0.39%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.31%	2.06%	0.90%	1.05%
Less Expense Reimbursement[2]	(0.30%)	(0.35%)	(0.19%)	(0.29%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.01%	1.71%	0.71%	0.76%

1  Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A and Advisor Class shares through 7/31/2018, and 0.05% for Class C and Class I shares through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 400	$ 274	$ 73	$ 78
3 years	$ 674	$ 612	$ 268	$ 305
5 years	$ 969	$1,076	$ 480	$ 551
10 years	$1,806	$2,362	$1,090	$1,256

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 400	$ 174	$ 73	$ 78
3 years	$ 674	$ 612	$ 268	$ 305
5 years	$ 969	$1,076	$ 480	$ 551
10 years	$1,806	$2,362	$1,090	$1,256

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 168% of the average value of the Fund.

Principal Investment Strategies

This Fund invests principally in income producing floating rate loans and floating rate debt securities. Under normal circumstances, this Fund invests at least 80% of its assets in floating rate loans and floating rate debt securities. Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Floating rate loans and floating rate debt securities in which the Fund invests consist of senior secured and unsecured floating rate loans, secured and unsecured second lien floating rate loans, and floating rate debt securities of domestic and foreign issuers. Senior floating rate loans and some floating rate debt securities are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Second lien loans are generally second in line in terms of repayment priority with respect to the pledged collateral. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries

47

and geographic regions. Generally, secured floating rate loans are secured by specific assets of the borrower.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent of the lender or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments.

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade or, if unrated, are of comparable quality as determined by the Manager. Such non-investment grade debt instruments include those that may be stressed, distressed or in default.

The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign investments, principally in developed markets.

Individual investment selection is based on the Manager’s fundamental research process and an assessment of the investment’s relative value. The Manager performs a credit analysis on each potential investment. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to the Fund. As a result, the Fund may be subject to greater liquidity risk than a Fund that does not invest in floating rate loans. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, the Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede the Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which may make it more difficult for the Fund to raise cash to pay investors when they redeem their shares in the Fund. The Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan, which may not be deemed to be a security in certain circumstances and, as a result, could increase the risk of investing in loans.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political,

48

regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Underlying Fund Risk: Because the Fund may serve as an underlying fund of one or more “fund of funds” of the Trust and thus have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class I return for the period 1/1/17 through 6/30/17: 2.03%

Best and worst quarterly performance reflected within the bar chart: Q1 2012: 3.80%; Q4 2014: (1.38%)

49

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	Since Inception
Class I (incepted June 30, 2011) (before taxes)	8.91%	5.31%	4.87%
Class I (after taxes on distributions)	6.90%	3.35%	2.96%
Class I (after taxes on distributions and sale of Fund shares)	5.00%	3.22%	2.91%
Class A (incepted December 30, 2011) (before taxes)	5.34%	4.40%	4.42%
Class C (incepted December 30, 2011) (before taxes)	6.80%	4.26%	4.28%
Advisor Class (incepted June 29, 2012) (before taxes)	8.84%	N/A	4.70%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	9.88%	5.35%	4.63%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
J.P. Leasure, Senior Managing Director and Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

50

Pacific FundsSM Limited Duration High Income

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.57%	0.57%	0.42%	0.57%
Total Annual Fund Operating Expenses	1.47%	2.22%	1.07%	1.22%
Less Fee Waiver and Expense Reimbursement[1,2]	(0.52%)	(0.57%)	(0.37%)	(0.52%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.95%	1.65%	0.70%	0.70%

1  The investment adviser has agreed to waive 0.02% of its management fee through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.07% for Class A, Class I and Advisor Class shares through 7/31/2018, and 0.02% for Class C shares through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver and expense reimbursement (expense limitation), which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 394	$ 268	$ 72	$ 72
3 years	$ 701	$ 639	$ 304	$ 336
5 years	$1,031	$1,138	$ 554	$ 620
10 years	$1,961	$2,510	$1,272	$1,431

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 394	$ 168	$ 72	$ 72
3 years	$ 701	$ 639	$ 304	$ 336
5 years	$1,031	$1,138	$ 554	$ 620
10 years	$1,961	$2,510	$1,272	$1,431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 77% of the average value of the Fund.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund invests principally in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments of any credit quality and floating rate loans. The Fund’s non-investment grade debt instruments may include those that are stressed, distressed or in default. The Fund may also invest up to 40% of its assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. The Fund expects to maintain a weighted average duration between zero and three years, although the investments held by the Fund may have short, intermediate and long terms to maturity. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Maturity of a debt instrument, however, refers to the specific period of time until final payment (principal and any applicable interest) is due. Debt instruments in which the Fund invests may include those issued by non-U.S. entities in developed

51

markets denominated in U.S. dollars. The Fund may invest in secured and unsecured debt instruments.

Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal. The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may consider the investment’s potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to the Fund. As a result, the Fund may be subject to greater liquidity risk than a Fund that does not invest in floating rate loans. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, the Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede the Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which may make it more difficult for the Fund to raise cash to pay investors when they redeem their shares in the Fund. The Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan, which may not be deemed to be a security in certain circumstances and, as a result, could increase the risk of investing in loans.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of

52

default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

53

Calendar Year Total Returns (%)1

1 Class I return for the period 1/1/17 through 6/30/17: 2.63%

Best and worst quarterly performance reflected within the bar chart: Q3 2016: 2.96%; Q3 2015: (3.63%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Class I (incepted July 31, 2013) (before taxes)	7.87%	1.84%
Class I (after taxes on distributions)	5.86%	(0.21%)
Class I (after taxes on distributions and sale of Fund shares)	4.41%	0.47%
Class A (incepted July 31, 2013) (before taxes)	4.34%	0.66%
Class C (incepted July 31, 2013) (before taxes)	5.76%	0.79%
Advisor Class (incepted July 31, 2013) (before taxes)	7.70%	1.77%
Bloomberg Barclays U.S. 1-5 Year High-Yield Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	16.20%	4.33%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

54

Pacific FundsSM High Income

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.47%	0.47%	0.30%	0.46%
Acquired Fund Fees and Expenses[1]	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.37%	2.12%	0.95%	1.11%
Less Expense Reimbursement[2]	(0.37%)	(0.42%)	(0.20%)	(0.36%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.00%	1.70%	0.75%	0.75%

1  Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A, Class I and Advisor Class shares through 7/31/2018, and 0.05% for Class C shares through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 523	$ 273	$ 77	$ 77
3 years	$ 806	$ 624	$ 283	$ 317
5 years	$1,109	$1,101	$ 506	$ 577
10 years	$1,971	$2,419	$1,148	$1,319

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 523	$ 173	$ 77	$ 77
3 years	$ 806	$ 624	$ 283	$ 317
5 years	$1,109	$1,101	$ 506	$ 577
10 years	$1,971	$2,419	$1,148	$1,319

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 61% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The Fund invests principally in instruments that have intermediate to long terms to maturity, which generally means that the Fund will hold instruments with final maturities greater than one year. Debt instruments in which the Fund invests focus on corporate bonds and notes, but may also include floating rate loans, and may also be of foreign issuers that are denominated in U.S. dollars.

Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index). The Manager performs a credit

55

analysis on each potential issuer and a relative value analysis on each potential investment.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to the Fund. As a result, the Fund may be subject to greater liquidity risk than a Fund that does not invest in floating rate loans. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, the Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede the Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which may make it more difficult for the Fund to raise cash to pay investors when they redeem their shares in the Fund. The Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan, which may not be deemed to be a security in certain circumstances and, as a result, could increase the risk of investing in loans.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates,

56

general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Underlying Fund Risk: Because the Fund may serve as an underlying fund of one or more “fund of funds” of the Trust and thus have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class I return for the period 1/1/17 through 6/30/17: 4.60%

Best and worst quarterly performance reflected within the bar chart: Q1 2012: 5.93%; Q3 2015: (5.35%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	Since Inception
Class I (incepted December 19, 2011) (before taxes)	15.21%	6.66%	6.93%
Class I (after taxes on distributions)	12.21%	3.90%	4.16%
Class I (after taxes on distributions and sale of Fund shares)	8.51%	3.97%	4.18%
Class A (incepted June 29, 2012) (before taxes)	10.04%	N/A	4.48%
Class C (incepted June 29, 2012) (before taxes)	12.92%	N/A	4.73%
Advisor Class (incepted June 29, 2012) (before taxes)	15.15%	N/A	5.75%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	17.13%	7.36%	7.53%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

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Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since Inception
C. Robert Boyd, Managing Director and Portfolio Manager	Since 2014

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

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Pacific FundsSM Diversified Alternatives

Investment Goal

This Fund seeks to provide total return.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	Advisor
Management Fee	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None
Other Expenses (Including Recoupment)	0.79%	0.79%	0.79%
Acquired Fund Fees and Expenses[1]	0.98%	0.98%	0.98%
Total Annual Fund Operating Expenses	2.22%	2.97%	1.97%
Less Expense Reimbursement[2]	(0.39%)	(0.39%)	(0.39%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.83%	2.58%	1.58%

1  Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.40% through July 31, 2018 for Class A, Class C and Advisor Class shares. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	Advisor
1 year	$ 726	$ 361	$ 161
3 years	$1,171	$ 882	$ 581
5 years	$1,641	$1,528	$1,026
10 years	$2,935	$3,262	$2,264

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	Advisor
1 year	$ 726	$ 261	$ 161
3 years	$1,171	$ 882	$ 581
5 years	$1,641	$1,528	$1,026
10 years	$2,935	$3,262	$2,264

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 37% of the average value of the Fund.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”). The Fund seeks to maintain a low to moderate correlation of its returns with the returns of traditional equity and fixed income asset classes over long-term periods by gaining exposure to a number of non-traditional asset classes and alternative investment strategies through its investments in the Underlying Funds. The low to moderate correlation that the Fund seeks to maintain means that the Fund’s returns are intended not to have a strong direct relationship (up or down) to movements in the traditional equity and fixed income asset classes, although there are expected to be some related movements. Thus, the Fund may complement and/or serve to further diversify an investor’s portfolio of traditional equity and fixed income investments. Although the performance of the Fund is generally expected to have low to moderate correlation with the performance of traditional equity and fixed income asset classes over long-term periods, certain investment decisions might cause the Fund to have a higher correlation with the performance of traditional asset classes over short- or long-term periods.

Through its investments in the Underlying Funds, the Fund seeks exposure to non-traditional asset classes and alternative investment

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strategies that have one or more of the following characteristics (“Alternative Asset Classes and Strategies”):

• Non-Traditional Asset Classes Providing Diversified Returns – investments in a diverse mix of asset classes that tend to have returns that have low to moderate correlation with the broad U.S. equity and fixed income markets.

• Alpha-Seeking Strategies – strategies or investments that seek to outperform the broad equity markets and/or fixed income markets on a risk-adjusted basis over a complete market cycle.

• Downside Protection Strategies – strategies or investments that seek to reduce Fund losses during adverse and volatile market conditions.

The Underlying Funds that have one or more of the above characteristics include funds that emphasize investments in real estate, emerging markets debt and equity, bank loans and inflation-indexed debt investments, and funds that employ currency, long/short equity and absolute return strategies. Absolute return strategies seek to achieve positive returns over a complete market cycle by taking both long and short positions.

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, PLFA manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction – An asset class model (the “Model”) for the Fund is developed that seeks to meet the Fund’s investment goal using the Alternative Asset Classes and Strategies. PLFA uses a risk-focused investment process to establish the allocations to the Alternative Asset Classes and Strategies based on the risks of each Alternative Asset Class and Strategy and its impact on the Fund’s risk/return objectives, the degree of correlation of each of the Alternative Asset Classes and Strategies to traditional broad U.S. equity and fixed income asset classes, the potential of an Alternative Asset Class and Strategy to gain long-term returns for the Fund, and the potential of an Alternative Asset Class and Strategy to reduce Fund losses during periods of market volatility. While PLFA will use these main factors when making investment decisions for the Fund, it may give greater weight to one factor over another, at its discretion, depending upon market conditions and the particular investment.

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the Alternative Asset Class and Strategy exposures designated by the Model for the Fund.

After the Model is developed, PLFA may make adjustments to the Model and/or the allocations to each Underlying Fund based on PLFA’s view of market conditions or its determination that the characteristics of an Alternative Asset Class and Strategy or of an Underlying Fund are changing (such as increasing correlations to U.S. equity or fixed income markets).

(2) Manager Oversight – PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the respective Underlying Fund.

(3) Investment Risk Management – PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, including adding or removing Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

To implement their investment strategies, the Underlying Funds may invest in derivative instruments, including forward foreign currency contracts, foreign currency options, swaps (including interest rate, cross-currency, total return and credit default swaps) and futures on securities, indices, currencies and other investments and they may use derivatives in a way that has a leveraging effect on an Underlying Fund’s exposure to specific investment opportunities.

For additional information about the Fund and its Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to its allocations to those Underlying Funds. Although the theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term, you still may lose money and/or experience price volatility risk. Because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, PLFA estimates each Underlying Fund’s investment exposures to determine the Fund’s allocations to the Underlying Fund. As a result, the Fund’s actual allocation to an Underlying Fund may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in a fund of funds.

• Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment

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decisions for the Fund. For example, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Funds. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact an Underlying Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Borrowing Risk: Borrowing money to finance purchases of securities that exceed an Underlying Fund’s net assets creates leverage risk, which may magnify changes to an Underlying Fund’s net asset value and its returns. The Underlying Fund bears the added price volatility risk of the securities purchased. Borrowing money will cost an Underlying Fund interest expense and other fees, which may reduce its returns.

• Correlation Risk: An Underlying Fund that represents an alternative or non-traditional investment strategy may have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods; however, its actual performance may be correlated with traditional equity and debt investments over short- or long-term periods. Should there be periods when performance is correlated, any intended diversification effect of including such alternative or non-traditional Underlying Fund as part of an asset allocation strategy may not be achieved, which may result in increased volatility in the asset allocation strategy.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce an Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase an Underlying Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. An Underlying Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Underlying Fund. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact an Underlying Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forwards and Futures Contracts Risk: Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because forward contracts are privately negotiated, unlike exchange-traded futures contracts, they are subject to greater

61

risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. An Underlying Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, an Underlying Fund’s ability to close out of a forward or futures contract position is dependent on the liquidity of the secondary forward or futures market. There is also a risk of imperfect correlation between the change in market value of the instruments held by an Underlying Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Because these contracts allow an Underlying Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time, they do not eliminate fluctuations in the value of the asset or currency and can have the effect of minimizing opportunities for gain or incurring a loss for the Fund.

• Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Investment in Money Market Funds Risk: An Underlying Fund may invest in money market mutual funds (including money market funds with a floating net asset value). Shareholders of an Underlying Fund would then bear their proportionate share of Fund expenses and, indirectly, the expenses of the investment companies. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds with a stable net asset value seek to preserve the value of an Underlying Fund’s investment at $1.00 per share, it is possible to lose money by investing in such funds. The share price of money market funds with a floating net asset value might fluctuate, or float, in value and thus it is possible to lose money by investing in such funds.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in an Underlying Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which an Underlying Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact an Underlying Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

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• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Model and Data Risk: Given the complexity of the investments and strategies of an Underlying Fund, the sub-adviser relies heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging an Underlying Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose an Underlying Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used are predictive in nature. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for an Underlying Fund. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. Quantitative models used by the sub-adviser also may not be successful in forecasting movements in industries, sectors or companies or in determining the weighting of investment positions that will enable an Underlying Fund to achieve its investment goal.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the sub-adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.

• Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be subject to greater price volatility risk than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a Fund using a momentum strategy may suffer.

• Non-Diversification Risk: An Underlying Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Underlying Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Underlying Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Underlying Fund from being managed as though it were a diversified fund.

• Options Risk: An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. In addition to derivatives risk, an Underlying Fund is subject to the risk of losing the premium it paid to purchase the option if the price of the underlying security or other asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). If a call or put option that an Underlying Fund purchases were allowed to expire without being sold or exercised, its premium would be a loss to an Underlying Fund. An Underlying Fund’s ability to exercise or sell the options is dependent on the liquidity of the option market.

• Price Volatility Risk: To the extent an Underlying Fund invests in investments whose value may go up or down rapidly or unpredictably, the Underlying Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of a debt security held by an Underlying Fund to another party, such as a bank or broker-dealer, with an agreement by an Underlying Fund to repurchase the security at a stated price, date and interest payment. These transactions typically create leverage risk, which increases an Underlying Fund’s investment risk, and subjects an Underlying Fund to the credit risk of the counterparty. Because these transactions may be considered a form of borrowing for an Underlying Fund, they subject an Underlying Fund to borrowing risk. Reverse repurchase agreements further involve the risk that the market value of securities purchased by an Underlying Fund may decline below the repurchase price of the securities sold by an Underlying Fund which it is obligated to repurchase.

•  Short Exposure Risk: Taking a short position using derivative instruments in anticipation of a decline in the market price of the underlying reference asset, such as entering into a derivative contract to sell a currency at a predetermined price in the future (forward foreign currency contract) in anticipation of a decline in the market price of the underlying currency, is subject to the risk that the reference asset will increase in value, resulting in a loss. Such loss is theoretically unlimited. Using derivatives to take short positions is also subject to leverage risk.

• Short Sale Risk: Engaging in short sales of securities that an Underlying Fund does not own subjects it to the risks associated with those securities, including price volatility risk. A security is sold short in anticipation of purchasing the same security at a later date at a lower price; however, an Underlying Fund may incur a loss if the price of the security increases between the date of the short sale and the date on which the Underlying Fund purchases the security sold short. Because there is no limit on how high the price of the security may rise, such loss is theoretically unlimited. Short sales may also incur transaction costs and borrowing fees for an Underlying Fund and subject the Underlying Fund to leverage risk because they may provide investment exposure in an amount exceeding the initial investment.

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• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular foreign currency, or in a “basket” of securities representing a certain index, or at a specific interest rate. As a derivative, it is subject to derivatives risk, including counterparty risk. Although certain standard swap agreements are required to be cleared through an exchange, which is expected to decrease counterparty risk and increase liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. Credit default swaps have heightened liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other sign of financial difficulty).

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class A shares.

Sales charges applicable to Class A shares are reflected in the Average Annual Total Returns table but not in the bar chart. If these charges were reflected in the bar chart, returns would be lower than those shown. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class A return for the period 1/1/17 through 6/30/17: 3.39%

Best and worst quarterly performance reflected within the bar chart: Q2 2014: 3.40%; Q3 2015: (1.92%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Class A (incepted December 31, 2013) (before taxes)	(0.45%)	0.75%
Class A (after taxes on distributions)	(3.09%)	(1.13%)
Class A (after taxes on distributions and sale of Fund shares)	(0.21%)	(0.25%)
Class C (incepted December 31, 2013) (before taxes)	3.59%	1.89%
Advisor Class (incepted December 31, 2013) (before taxes)	5.49%	2.86%
Citigroup 1-Month U.S. T-Bill Index (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	0.21%	0.08%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since Inception
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since Inception
Max Gokhman, CFA, Assistant Vice President and Portfolio Manager	Since 2015
Samuel S. Park, Director and Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

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Pacific FundsSM Large-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	Advisor	Investor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	Advisor	Investor
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	0.25%
Other Expenses	1.68%	1.68%	1.68%	1.68%
Total Annual Fund Operating Expenses	2.58%	3.33%	2.33%	2.58%
Less Fee Waiver and Expense Reimbursement[2,3]	(1.58%)	(1.58%)	(1.58%)	(1.58%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.00%	1.75%	0.75%	1.00%

1  The expense information has been restated to reflect current fees.

2 The investment adviser has agreed to waive 0.10% of its management fee through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

3 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.20% for Class A, Class C, Advisor Class and Investor Class shares through 1/10/2019. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver and expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	Advisor	Investor
1 year	$ 523	$ 278	$ 77	$ 102
3 years	$1,049	$ 877	$ 575	$ 652
5 years	$1,601	$1,600	$1,101	$1,228
10 years	$3,103	$3,515	$2,544	$2,797

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	Advisor	Investor
1 year	$ 523	$ 178	$ 77	$ 102
3 years	$1,049	$ 877	$ 575	$ 652
5 years	$1,601	$1,600	$1,101	$1,228
10 years	$3,103	$3,515	$2,544	$2,797

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 108% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of large capitalization U.S. companies. The Fund defines a large-capitalization company as one whose market capitalization falls within the range of the Russell 1000 Index at the time of purchase. As of March 31, 2017, the market capitalization range of the Russell 1000 Index was approximately $98.4 million to $786.9 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $170.5 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 1000 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

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Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Large-Cap Core Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund’s objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund. Each class of the Fund available in this Prospectus was first offered on January 11, 2016.

The bar chart shows the performance of the Fund’s Investor Class shares. The performance figures shown below for Investor Class, Class A, Class C and Advisor Class shares of the Fund reflect the historical performance of the then-existing Investor Class shares of the Predecessor Fund for periods prior to January 11, 2016. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Investor Class, Class A, Class C and Advisor Class shares of the Fund, respectively. If these returns had been adjusted, then performance for the share classes could vary from the returns shown based on differences in their fee and expense structures. The Investor Class shares of the Predecessor Fund commenced operations on December 31, 2014.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Investor Class return for the period 1/1/17 through 6/30/17: 8.30%

Best and worst quarterly performance reflected within the bar chart: Q4 2015: 4.59%; Q3 2015: (7.39%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Investor Class (before taxes)	9.29%	3.65%
Investor Class (after taxes on distributions)	8.75%	3.17%
Investor Class (after taxes on distributions and sale of Fund shares)	5.71%	2.75%
Class A (before taxes)	4.64%	1.44%
Class C (before taxes)	7.56%	3.31%
Advisor Class (before taxes)	9.60%	3.80%
S&P 500 Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	11.96%	6.54%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Investor Class shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

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Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild Asset Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund

Luis Ferreira, CFA, Managing Director, Portfolio Manager	Since 2014*
Chris R. Kaufman, Managing Director, Portfolio Manager	Since 2014*
Paul Roukis, CFA, Managing Director, Portfolio Manager	Since 2014*

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

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Pacific FundsSM Large-Cap Value

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	Advisor	Investor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	Advisor	Investor
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.79%	0.79%	0.79%	0.79%
Total Annual Fund Operating Expenses	1.69%	2.44%	1.44%	1.69%
Less Expense Reimbursement[2]	(0.59%)	(0.59%)	(0.59%)	(0.59%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.10%	1.85%	0.85%	1.10%

1  The expense information has been restated to reflect current fees.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.20% for Class A, Class C, Advisor Class and Investor Class shares through 1/10/2019. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	Advisor	Investor
1 year	$ 532	$ 288	$ 87	$ 112
3 years	$ 880	$ 704	$ 397	$ 475
5 years	$1,251	$1,247	$ 731	$ 862
10 years	$2,291	$2,732	$1,673	$1,949

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	Advisor	Investor
1 year	$ 532	$ 188	$ 87	$ 112
3 years	$ 880	$ 704	$ 397	$ 475
5 years	$1,251	$1,247	$ 731	$ 862
10 years	$2,291	$2,732	$1,673	$1,949

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 65% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of large capitalization U.S. companies. The Fund defines a large-capitalization company as one whose market capitalization falls within the range of the Russell 1000 Value Index at the time of purchase, and invests primarily in equity securities of large-capitalization value companies as defined by the Russell 1000 Value Index. As of March 31, 2017, the market capitalization range of the Russell 1000 Value Index was approximately $2.4 billion to $786.9 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $119.5 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 1000 Value Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The Fund will sell securities that no longer meet the investment criteria of the portfolio management team.

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Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Large-Cap Value Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund’s objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund. Each class of the Fund available in this Prospectus was first offered on January 11, 2016.

The bar chart shows the performance of the Fund’s Investor Class shares. The performance figures shown below for Investor Class, Class A, Class C and Advisor Class shares of the Fund reflect the historical performance of the then-existing Investor Class shares of the Predecessor Fund for periods prior to January 11, 2016. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Investor Class, Class A, Class C and Advisor Class shares of the Fund, respectively. If these returns had been adjusted, then performance for the share classes could vary from the returns shown based on differences in their fee and expense structures. The Investor Class shares of the Predecessor Fund commenced operations on December 31, 2014.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Investor Class return for the period 1/1/17 through 6/30/17: 3.60%

Best and worst quarterly performance reflected within the bar chart: Q4 2016: 5.71%; Q3 2015: (6.81%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Investor Class (before taxes)	10.38%	3.93%
Investor Class (after taxes on distributions)	9.81%	3.27%
Investor Class (after taxes on distributions and sale of Fund shares)	6.35%	2.94%
Class A (before taxes)	5.81%	1.76%
Class C (before taxes)	8.59%	3.56%
Advisor Class (before taxes)	10.68%	4.07%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	17.34%	6.23%

69

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Investor Class shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild Asset Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Chris R. Kaufman, Managing Director, Portfolio Manager	Since 2014*
Paul Roukis, CFA, Managing Director, Portfolio Manager	Since 2014*
Luis Ferreira, CFA, Managing Director, Portfolio Manager	Since 2014*

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

70

Pacific FundsSM Small/Mid-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	Advisor	Investor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	Advisor	Investor
Management Fee	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.57%	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	1.67%	2.42%	1.42%	1.67%
Less Expense Reimbursement[2]	(0.37%)	(0.37%)	(0.37%)	(0.32%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.30%	2.05%	1.05%	1.35%

1  The expense information has been restated to reflect current fees.

2  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.25% for Investor Class shares, and 0.20% for Class A, Class C and Advisor Class shares through 1/10/2019. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	Advisor	Investor
1 year	$ 552	$ 308	$ 107	$ 137
3 years	$ 895	$ 719	$ 413	$ 495
5 years	$1,261	$1,257	$ 741	$ 877
10 years	$2,288	$2,728	$1,670	$1,949

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	Advisor	Investor
1 year	$ 552	$ 208	$ 107	$ 137
3 years	$ 895	$ 719	$ 413	$ 495
5 years	$1,261	$1,257	$ 741	$ 877
10 years	$2,288	$2,728	$1,670	$1,949

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 45% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small and medium capitalization U.S. companies. The Fund defines small and medium capitalization companies as companies whose market capitalizations fall within the range of the Russell 2500 Index at the time of purchase. As of March 31, 2017, the market capitalization range of the Russell 2500 Index was approximately $6.4 million to $19.8 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $4.1 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2500 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve

71

its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Small/Mid-Cap Core Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund’s objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund. Each class of the Fund available in this Prospectus was first offered on January 11, 2016.

The bar chart shows the performance of the Fund’s Investor Class shares. The performance figures shown below for Investor Class, Class A, Class C and Advisor Class shares of the Fund reflect the historical performance of the then-existing Institutional Class shares of the Predecessor Fund for periods prior to January 11, 2016. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Investor Class, Class A, Class C and Advisor Class shares of the Fund, respectively. If these returns had been adjusted, then performance for the share classes could vary from the returns shown based on differences in their fee and expense structures. The Institutional Class shares of the Predecessor Fund commenced operations on December 31, 2014.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Investor Class return for the period 1/1/17 through 6/30/17: 6.85%

Best and worst quarterly performance reflected within the bar chart: Q4 2016: 7.42%; Q3 2015: (9.15%)

72

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Investor Class (before taxes)	14.53%	7.30%
Investor Class (after taxes on distributions)	14.46%	7.14%
Investor Class (after taxes on distributions and sale of Fund shares)	8.28%	5.58%
Class A (before taxes)	9.88%	5.11%
Class C (before taxes)	12.83%	6.97%
Advisor Class (before taxes)	14.79%	7.42%
Russell 2500 Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	17.59%	6.85%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Investor Class shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild Asset Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
R. Daniel Oshinskie, CFA, Chief Investment Officer, Portfolio Manager	Since 2014*
Joseph Bellantoni, CFA, Managing Director, Portfolio Manager	Since 2014*
Tina Jones, CFA, Managing Director, Portfolio Manager	Since 2014*
Douglas J. Levine, CFA, Managing Director, Portfolio Manager	Since 2014*

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

73

Pacific FundsSM Small-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	Advisor	Investor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	Advisor	Investor
Management Fee	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	0.25%
Other Expenses	2.00%	2.00%	2.00%	2.00%
Total Annual Fund Operating Expenses	3.10%	3.85%	2.85%	3.10%
Less Expense Reimbursement[2]	(1.80%)	(1.80%)	(1.80%)	(1.75%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.30%	2.05%	1.05%	1.35%

1  The expense information has been restated to reflect current fees.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.25% for Investor Class shares, and 0.20% for Class A, Class C and Advisor Class shares through 1/10/2019. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	Advisor	Investor
1 year	$ 552	$ 308	$ 107	$ 137
3 years	$1,179	$1,010	$ 712	$ 792
5 years	$1,831	$1,830	$1,344	$1,472
10 years	$3,571	$3,965	$3,046	$3,289

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	Advisor	Investor
1 year	$ 552	$ 208	$ 107	$ 137
3 years	$1,179	$1,010	$ 712	$ 792
5 years	$1,831	$1,830	$1,344	$1,472
10 years	$3,571	$3,965	$3,046	$3,289

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 62% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Index at the time of purchase. As of March 31, 2017, the market capitalization range of the Russell 2000 Index was approximately $6.4 million to $13.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $4.3 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve

74

its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Small-Cap Core Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund’s objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund. Each class of the Fund available in this Prospectus was first offered on January 11, 2016.

The bar chart shows the performance of the Fund’s Investor Class shares. The performance figures shown below for Investor Class, Class A, Class C and Advisor Class shares of the Fund reflect the historical performance of the then-existing Institutional Class shares of the Predecessor Fund for periods prior to January 11, 2016. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Investor Class, Class A, Class C and Advisor Class shares of the Fund, respectively. If these returns had been adjusted, then performance for the share classes could vary from the returns shown based on differences in their fee and expense structures. The Institutional Class shares of the Predecessor Fund commenced operations on December 31, 2014.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Investor Class return for the period 1/1/17 through 6/30/17: 4.87%

Best and worst quarterly performance reflected within the bar chart: Q4 2016: 9.40%; Q3 2015: (10.06%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Investor Class (before taxes)	17.67%	7.63%
Investor Class (after taxes on distributions)	17.62%	7.54%
Investor Class (after taxes on distributions and sale of Fund shares)	10.04%	5.86%
Class A (before taxes)	12.96%	5.45%
Class C (before taxes)	15.85%	7.26%
Advisor Class (before taxes)	18.07%	7.82%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	21.31%	7.68%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Investor Class shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the

75

return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild Asset Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Joseph Bellantoni, CFA, Managing Director, Lead Portfolio Manager	Since 2014*
Tina Jones, CFA, Managing Director, Portfolio Manager	Since 2014*
Douglas J. Levine, CFA, Managing Director, Portfolio Manager	Since 2014*
R. Daniel Oshinskie, CFA, Chief Investment Officer, Portfolio Manager	Since 2014*

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

76

Pacific FundsSM Small-Cap Value

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	Advisor	Investor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	Advisor	Investor
Management Fee	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.72%	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.82%	2.57%	1.57%	1.82%
Less Expense Reimbursement[2]	(0.52%)	(0.52%)	(0.52%)	(0.47%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.30%	2.05%	1.05%	1.35%

1  The expense information has been restated to reflect current fees.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.25% for Investor Class shares, and 0.20% for Class A, Class C and Advisor Class shares through 1/10/2019. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	Advisor	Investor
1 year	$ 552	$ 308	$ 107	$ 137
3 years	$ 925	$ 750	$ 445	$ 527
5 years	$1,322	$1,319	$ 806	$ 941
10 years	$2,431	$2,866	$1,823	$2,099

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	Advisor	Investor
1 year	$ 552	$ 208	$ 107	$ 137
3 years	$ 925	$ 750	$ 445	$ 527
5 years	$1,322	$1,319	$ 806	$ 941
10 years	$2,431	$2,866	$1,823	$2,099

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 76% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Value Index at the time of purchase, and invests primarily in equity securities of small capitalization value companies as defined by the Russell 2000 Value Index. As of March 31, 2017, the market capitalization range of the Russell 2000 Value Index was approximately $224.0 million to $13.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $2.4 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Value Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

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Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Small-Cap Value Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund’s objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund. Each class of the Fund available in this Prospectus was first offered on January 11, 2016.

The bar chart shows the performance of the Fund’s Investor Class shares. The performance figures shown below for Investor Class, Class A, Class C and Advisor Class shares of the Fund reflect the historical performance of the then-existing Institutional Class shares of the Predecessor Fund for periods prior to January 11, 2016. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Investor Class, Class A, Class C and Advisor Class shares of the Fund, respectively. If these returns had been adjusted, then performance for the share classes could vary from the returns shown based on differences in their fee and expense structures. The Institutional Class shares of the Predecessor Fund commenced operations on December 31, 2014.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Investor Class return for the period 1/1/17 through 6/30/17: (1.38%)

Best and worst quarterly performance reflected within the bar chart: Q4 2016: 12.72%; Q3 2015: (8.11%)

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Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Investor Class (before taxes)	24.32%	9.50%
Investor Class (after taxes on distributions)	23.94%	8.91%
Investor Class (after taxes on distributions and sale of Fund shares)	13.91%	7.11%
Class A (before taxes)	19.07%	7.20%
Class C (before taxes)	22.58%	9.18%
Advisor Class (before taxes)	24.77%	9.70%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	31.74%	10.41%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Investor Class shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild Asset Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Tina Jones, CFA, Managing Director, Lead Portfolio Manager	Since 2014*
Joseph Bellantoni, CFA, Managing Director, Portfolio Manager	Since 2014*
Douglas J. Levine, CFA, Managing Director, Portfolio Manager	Since 2014*
R. Daniel Oshinskie, CFA, Chief Investment Officer, Portfolio Manager	Since 2014*

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

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Pacific FundsSM Small-Cap Growth

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 108 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	Advisor	Investor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	Advisor	Investor
Management Fee	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.75%	0.75%	0.75%	0.75%
Total Annual Fund Operating Expenses	1.85%	2.60%	1.60%	1.85%
Less Expense Reimbursement[2]	(0.55%)	(0.55%)	(0.55%)	(0.60%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.30%	2.05%	1.05%	1.25%

1  The expense information has been restated to reflect current fees.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% for Investor Class shares, and 0.20% for Class A, Class C and Advisor Class shares through 1/10/2019. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	Advisor	Investor
1 year	$ 552	$ 308	$ 107	$ 127
3 years	$ 931	$ 756	$ 451	$ 523
5 years	$1,334	$1,331	$ 819	$ 945
10 years	$2,459	$2,894	$1,854	$2,120

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	Advisor	Investor
1 year	$ 552	$ 208	$ 107	$ 127
3 years	$ 931	$ 756	$ 451	$ 523
5 years	$1,334	$1,331	$ 819	$ 945
10 years	$2,459	$2,894	$1,854	$2,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 49% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Growth Index at the time of purchase, and invests primarily in equity securities of small capitalization growth companies as defined by the Russell 2000 Growth Index. As of March 31, 2017, the market capitalization range of the Russell 2000 Growth Index was approximately $75.8 million to $13.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $2.6 billion. The market capitalization of the companies held in the Fund’s portfolio and the Russell 2000 Growth Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the sub-adviser believes are attractively valued with the potential to exceed investor expectations. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The Fund may sell securities that no longer meet the investment criteria of the sub-adviser.

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Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Underlying Fund Risk: Because the Fund serves as an underlying fund of one or more “fund of funds” of the Trust and thus has a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Small-Cap Growth Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund’s objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund. Each class of the Fund available in this Prospectus was first offered on January 11, 2016.

The bar chart shows the performance of the Fund’s Investor Class shares. The performance figures shown below for Investor Class, Class A, Class C and Advisor Class shares of the Fund reflect the historical performance of the then-existing Investor Class shares of the Predecessor Fund for periods prior to January 11, 2016. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Investor Class, Class A, Class C and Advisor Class shares of the Fund, respectively. If these returns had been adjusted, then performance for the share classes could vary from the returns shown based on differences in their fee and expense structures. The Investor Class shares of the Predecessor Fund commenced operations on December 31, 2014.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

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Calendar Year Total Returns (%)1

1 Investor Class return for the period 1/1/17 through 6/30/17: 7.86%

Best and worst quarterly performance reflected within the bar chart: Q3 2016: 8.96%; Q3 2015: (12.51%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Investor Class (before taxes)	8.16%	4.47%
Investor Class (after taxes on distributions)	7.27%	4.04%
Investor Class (after taxes on distributions and sale of Fund shares)	4.70%	3.25%
Class A (before taxes)	3.41%	2.17%
Class C (before taxes)	6.32%	4.06%
Advisor Class (before taxes)	8.52%	4.64%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	11.32%	4.78%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Investor Class shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild Asset Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Douglas J. Levine, CFA, Managing Director, Lead Portfolio Manager	Since 2014*
Joseph Bellantoni, CFA, Managing Director, Portfolio Manager	Since 2014*
Tina Jones, CFA, Managing Director, Portfolio Manager	Since 2014*
R. Daniel Oshinskie, CFA, Chief Investment Officer, Portfolio Manager	Since 2014*

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 83 in this Prospectus.

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ADDITIONAL SUMMARY INFORMATION

Purchase and Sale of Fund Shares

Once you have established an account, you may generally purchase or redeem (sell) shares of a Fund on any business day by mail (Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768), overnight mail (Pacific Funds, 4400 Computer Drive, Westborough, MA 01581), by telephone by calling customer service at (800) 722-2333 (select Option 2) or by wire or electronic funds transfer. For accounts established through a broker-dealer or other financial intermediary, please contact your financial professional to purchase or redeem shares.

For Class A and Class C shares, the minimum initial investment is $1,000, and the minimum subsequent investment is $50. Class B shares are closed to initial and subsequent investments. There is no minimum initial or subsequent investment for Class R shares because they are generally only available to certain employer-sponsored retirement, savings or benefit plans. For Class I shares, the minimum initial investment is $500,000, with no subsequent investment minimum. Class I shares are only available to eligible investors. There is no minimum initial or subsequent investment for Advisor Class or Investor Class shares because they are generally only available to investors in fee-based advisory programs. Not all classes are available for direct investment for all Funds. Pacific Funds Series Trust (the “Trust” or “Pacific Funds”) reserves the right to waive or change minimum investment amounts, including for certain types of retirement plans. The Trust and Pacific Select Distributors, LLC, the distributor and principal underwriter for the Trust (the “Distributor”), reserve the right to reject any request to buy shares.

Purchase and sale orders for accounts held directly with the Trust are executed at the next net asset value (“NAV”), plus or minus any applicable sales charges, determined after the transfer agent of the Trust receives an order in proper form at its processing location in Westborough, MA (which may not be the same day the order is first received at the Trust’s P.O. Box for any orders sent to the Trust’s P.O. Box as these orders must be picked up and delivered to the Trust’s Westborough, MA location for review and processing). Purchase and sale orders for accounts held with a financial intermediary are executed at the next NAV, plus or minus any applicable sales charges, determined after the order is received by the financial intermediary in proper form.

Tax Information

The Trust’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account, distributions from which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the Trust and its related companies may pay the broker-dealer or other financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

You should consult with your financial professional to determine which Fund may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if a change in your investment strategy is needed. The investment adviser to the Trust is Pacific Life Fund Advisors LLC (“PLFA”). Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (together, the “Portfolio Optimization Funds”) and Pacific Funds Diversified Alternatives seek to achieve their investment goals by investing in Class P shares of certain other Funds within the Trust (the “Underlying Funds”). PLFA has retained other portfolio management firms to manage certain Underlying Funds, and manages Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and Pacific Funds High Income (together, the “PF Fixed Income Funds”) under the name Pacific Asset Management. Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value and Pacific Funds Small-Cap Growth (together, the “PF U.S. Equity Funds”) are sub-advised by Rothschild Asset Management Inc. (“Rothschild”). More information on PLFA and Rothschild can be found in the About Management section of this Prospectus. Information about the Underlying Funds is contained in separate prospectuses, which can be obtained as described on the back cover of this Prospectus.

Please read these prospectuses carefully before investing or sending money, and keep them for future reference. You should read the complete description of the Funds in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

The following provides additional information about the principal investment strategies and principal risks described in the Fund Summaries section at the beginning of this Prospectus. This section also provides general investment information that applies to all Funds, unless otherwise noted. For a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ holdings and about each Fund’s other investment strategies and descriptions of securities, see the Trust’s Statement of Additional Information (“SAI”).

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Portfolio Optimization Funds

Investment Goals:

Pacific FundsSM Portfolio Optimization Conservative seeks current income and preservation of capital.

Pacific FundsSM Portfolio Optimization Moderate-Conservative seeks current income and moderate growth of capital.

Pacific FundsSM Portfolio Optimization Moderate seeks long-term growth of capital and low to moderate income.

Pacific FundsSM Portfolio Optimization Growth seeks moderately high, long-term capital appreciation with low, current income.

Pacific FundsSM Portfolio Optimization Aggressive-Growth seeks high, long-term capital appreciation.

Principal Investment Strategies

The Portfolio Optimization Funds are each an asset allocation “fund of funds” that seeks to achieve its investment goal by investing primarily in Underlying Funds. Each Fund seeks to optimize returns given a certain level of risk tolerance. Under normal market conditions, each Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the ranges described in its Fund summary.

The theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long-term. This assumes that asset classes may not move in tandem and that positive returns in one or more asset classes may help offset negative returns in other asset classes.

PLFA manages and oversees each Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction. PLFA manages each Fund using an approximate 10-year investment horizon, meaning that its investment decisions are based on a 10-year outlook for the Fund. A Model is developed that seeks to meet the Fund’s investment goal using both broad asset classes and narrower asset class categories. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

PLFA may adjust the Fund’s broad asset class allocations to any point within the stated ranges, and/or adjust the asset class category allocations, and/or the allocations to the Underlying Funds, at any time as they deem necessary based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors.

In addition, PLFA may engage in dynamic positioning for the Fund by further adjusting the Model to any point within the stated ranges, as deemed necessary, to reflect a shorter term view of the markets or a particular asset class category, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to its Underlying Fund allocations to reflect the updated broad asset class and asset class category allocations in the Model. This dynamic positioning would be implemented consistent with the Fund’s risk/return profile and investment goal.

(2) Manager Oversight. Once PLFA has conducted its manager search process and selected the management firms to manage the Underlying Funds, each Manager manages its respective Underlying Fund(s) in its own investment style and acts independently of other Underlying Fund Managers. PLFA monitors and evaluates each Underlying Fund Manager to seek to ensure that the Manager’s investment style and approach continue to be appropriate for the Underlying Fund it manages. PLFA may change the Manager of an Underlying Fund or add a Manager to co-manage an Underlying Fund with the existing Manager with approval from the Board of Trustees, which could impact the Fund.

(3) Investment Risk Management. PLFA monitors and analyzes the risks arising from the investments of the Fund, evaluates the impact of any risk exposures on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result. PLFA utilizes various risk management tools and resources to assess risks.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and non-U.S. stocks, including emerging market stocks.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; non-U.S. debt securities, including emerging market debt; debt instruments of varying duration; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Each Fund may invest in “alternative strategies” which typically seek one or more of the following: (1) low to moderate correlation to traditional equity and debt investments; (2) to reduce losses during adverse and volatile market conditions; or (3) to outperform the broad equity or debt markets over a complete market cycle. Alternative strategies used by the Underlying Funds may include, for example, currency strategies, long/short equity strategies, and absolute return strategies. PLFA considers an alternative strategy’s return or other characteristics in determining whether it belongs to the broad debt or equity asset class. For example, PLFA considers the PF Currency Strategies Fund to be within the broad equity asset class because its volatility is more similar to the volatility of an equity fund than to the volatility of a debt fund.

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Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

PLFA may adjust an allocation for a Fund and reallocate the assets of the Fund to more closely align with the new adjusted allocation. This reallocation may take place over a period of time, which is usually not more than 90 days, during which the Fund will deviate from the new adjusted allocation. In addition, actual holdings of a Fund could vary from its desired allocations due to actual cash flows and changes to its Underlying Fund asset values as a result of market movements and portfolio management decisions. Actual allocations may also vary from the desired allocations if a Fund takes a temporary defensive position. If PLFA determines that adverse market, economic, political or other conditions warrant a temporary defensive position for a Fund, the Fund temporarily may invest inconsistent with its principal investment strategies in, partially or extensively, the PF Short Duration Bond Fund or other investments that PLFA determines appropriate for such conditions. If PLFA makes such a determination, these investments could affect the Fund’s performance adversely and the Fund may not achieve its investment goal.

When investing purchase proceeds and meeting redemption requests for a Fund, PLFA may use a methodology to identify assets to be purchased or sold by the Fund that factors in the desired allocations and the current allocations of the Fund. This methodology is intended to help maintain the Fund’s desired allocations, although there is no assurance that the Fund will maintain its desired allocations using this methodology. Each Fund expects to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

Each Fund may invest a significant portion of its assets in any single Underlying Fund.

As of August 1, 2017, the Underlying Funds in which each of the Portfolio Optimization Funds may invest are:

• Pacific Funds Core Income	• PF Main Street® Core Fund
• Pacific Funds Floating Rate Income	• PF Mid-Cap Equity Fund
• Pacific Funds High Income	• PF Mid-Cap Growth Fund
• Pacific Funds Small-Cap Growth	• PF Mid-Cap Value Fund
• PF Inflation Managed Fund	• PF Small-Cap Value Fund
• PF Managed Bond Fund	• PF Emerging Markets Fund
• PF Short Duration Bond Fund	• PF International Large-Cap Fund
• PF Emerging Markets Debt Fund	• PF International Small-Cap Fund
• PF Comstock Fund	• PF International Value Fund
• PF Developing Growth Fund	• PF Real Estate Fund
• PF Growth Fund	• PF Currency Strategies Fund
• PF Large-Cap Growth Fund	• PF Equity Long/Short Fund
• PF Large-Cap Value Fund	• PF Global Absolute Return Fund

Each of the Portfolio Optimization Funds may invest in any or all of the Underlying Funds, but is not required to invest in every Underlying Fund or in any particular percentage of an Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust a Fund’s allocations to the Underlying Fund, including adding or removing Underlying Funds, as it deems appropriate to meet the Fund’s investment goal at any time without shareholder notice.

For information about Underlying Funds other than those described in this Prospectus, see the Trust’s Class P prospectus or Class S and Class P prospectus, as applicable, which can be obtained as described on the back cover of this Prospectus. For information on how to access the actual month-end holdings for the Portfolio Optimization Funds, see Portfolio Holdings Information on the back cover of this Prospectus.

Principal Risks: Each of the Portfolio Optimization Funds is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. In addition, the following is a list of the principal risks for each Portfolio Optimization Fund resulting from its respective allocations to the Underlying Funds. The risks listed may be associated with one or more Underlying Funds. The definitions of each risk can be found in the Additional Risk Information subsection.

Pacific FundsSM Portfolio Optimization Conservative

Principal Risks from Holdings in Underlying Funds:

• Active Management Risk	• Forwards and Futures Contracts Risk	• Market and Regulatory Risk
• Convertible Securities Risk	• Geographic Focus Risk	• Mid-Capitalization Companies Risk
• Credit Risk	• High Yield/High Risk or “Junk”	• Mortgage-Related and Other Asset-
• Currency Risk	Securities Risk	Backed Securities Risk
• Debt Securities Risk	• Inflation-Indexed Debt Securities Risk	• Options Risk
• Derivatives Risk	• Interest Rate Risk	• Price Volatility Risk
• Emerging Markets Risk	• Issuer Risk	• Sector Risk
• Equity Securities Risk	• Large-Capitalization Companies Risk	• Swap Agreements Risk
• Floating Rate Loan Risk	• Leverage Risk	• U.S. Government Securities Risk

• Foreign Markets Risk	• Liquidity Risk	• Value Companies Risk

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Pacific FundsSM Portfolio Optimization Moderate-Conservative

Principal Risks from Holdings in Underlying Funds:

• Active Management Risk	• Geographic Focus Risk	• Market and Regulatory Risk
• Convertible Securities Risk	• Growth Companies Risk	• Mid-Capitalization Companies Risk
• Credit Risk	• High Yield/High Risk or “Junk”	• Mortgage-Related and Other Asset-
• Currency Risk	Securities Risk	Backed Securities Risk
• Debt Securities Risk	• Inflation-Indexed Debt Securities Risk	• Options Risk
• Derivatives Risk	• Interest Rate Risk	• Price Volatility Risk

• Emerging Markets Risk	• Issuer Risk	• Sector Risk

• Equity Securities Risk	• Large-Capitalization Companies Risk	• Swap Agreements Risk

• Floating Rate Loan Risk	• Leverage Risk	• U.S. Government Securities Risk
• Foreign Markets Risk	• Liquidity Risk	• Value Companies Risk
• Forwards and Futures Contracts Risk

Pacific FundsSM Portfolio Optimization Moderate

Principal Risks from Holdings in Underlying Funds:

• Active Management Risk	• Growth Companies Risk	• Mid-Capitalization Companies Risk
• Convertible Securities Risk	• High Yield/High Risk or “Junk”	• Mortgage-Related and Other Asset-
• Credit Risk	Securities Risk	Backed Securities Risk
• Currency Risk	• Inflation-Indexed Debt Securities Risk	• Options Risk
• Debt Securities Risk	• Interest Rate Risk	• Price Volatility Risk
• Derivatives Risk	• Issuer Risk	• Sector Risk
• Emerging Markets Risk	• Large-Capitalization Companies Risk	• Small-Capitalization Companies Risk
• Equity Securities Risk	• Leverage Risk	• Swap Agreements Risk
• Foreign Markets Risk	• Liquidity Risk	• U.S. Government Securities Risk
• Forwards and Futures Contracts Risk	• Market and Regulatory Risk	• Value Companies Risk
• Geographic Focus Risk

Pacific FundsSM Portfolio Optimization Growth

Principal Risks from Holdings in Underlying Funds:

• Active Management Risk	• Growth Companies Risk	• Mid-Capitalization Companies Risk
• Convertible Securities Risk	• High Yield/High Risk or “Junk”	• Mortgage-Related and Other Asset-
• Credit Risk	Securities Risk	Backed Securities Risk
• Currency Risk	• Inflation-Indexed Debt Securities Risk	• Options Risk
• Debt Securities Risk	• Interest Rate Risk	• Price Volatility Risk

• Derivatives Risk	• Issuer Risk	• Sector Risk
• Emerging Markets Risk	• Large-Capitalization Companies Risk	• Small-Capitalization Companies Risk
• Equity Securities Risk	• Leverage Risk	• Swap Agreements Risk
• Foreign Markets Risk	• Liquidity Risk	• U.S. Government Securities Risk
• Forwards and Futures Contracts Risk	• Market and Regulatory Risk	• Value Companies Risk

• Geographic Focus Risk

Pacific FundsSM Portfolio Optimization Aggressive-Growth

Principal Risks from Holdings in Underlying Funds:

• Active Management Risk	• Geographic Focus Risk	• Market and Regulatory Risk
• Currency Risk	• Growth Companies Risk	• Mid-Capitalization Companies Risk
• Derivatives Risk	• Issuer Risk	• Price Volatility Risk
• Emerging Markets Risk	• Large-Capitalization Companies Risk	• Sector Risk
• Equity Securities Risk	• Leverage Risk	• Small-Capitalization Companies Risk
• Foreign Markets Risk	• Liquidity Risk	• Value Companies Risk
• Forward Commitments Risk

Pacific FundsSM Short Duration Income

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 70% of its assets in investment grade debt instruments, including corporate debt, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. U.S. government securities consist of U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. The Fund may invest up to 30% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt securities in which the Fund invests may include those issued by non-U.S. entities denominated in U.S. dollars and are primarily in developed markets.

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The Fund expects to maintain a weighted average duration within one year (plus or minus) of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index, although the investments held by the Fund may have short, intermediate and long terms to maturity. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity, and call features. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates (i.e., to measure the volatility of a bond’s price relative to a change in interest rates). The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Maturity of a debt instrument, however, refers to the specific period of time until final payment (principal and any applicable interest) is due.

Individual investments may be purchased or sold in the event the Manager decides to adjust debt asset class weightings within the portfolio. Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index). The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Credit Risk	• Liquidity Risk
• Debt Securities Risk	• Market and Regulatory Risk
• Floating Rate Loan Risk	• Mortgage-Related and Other Asset-Backed Securities Risk
• Foreign Markets Risk	• Price Volatility Risk
• High Yield/High Risk or “Junk” Securities Risk	• Sector Risk
• Interest Rate Risk	• U.S. Government Securities Risk

Pacific FundsSM Core Income

Investment Goal

This Fund seeks a high level of current income; capital appreciation is of secondary importance.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 60% of its assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. U.S. government securities consist of U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. The Fund may invest up to 40% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt instruments in which the Fund invests may include those issued by non-U.S. entities in developed markets denominated in U.S. dollars.

The Fund expects to maintain a weighted average duration within two years (plus or minus) of the Bloomberg Barclays U.S. Aggregate Bond Index, although the instruments held may have short, intermediate, and long terms to maturity. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity, and call features. Duration is often used to measure a bond’s sensitivity to interest rates (i.e., to measure the volatility of a bond’s price relative to a change in interest rates). The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg Barclays U.S. Aggregate Bond Index was 5.95 years as of March 31, 2017.

Individual investment selection is based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities. The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its appreciation targets, reached its relative value opportunities, and/or that there have been changes in the fundamentals of the issuer.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Credit Risk	• Liquidity Risk
• Debt Securities Risk	• Market and Regulatory Risk
• Floating Rate Loan Risk	• Mortgage-Related and Other Asset-Backed Securities Risk
• Foreign Markets Risk	• Price Volatility Risk
• High Yield/High Risk or “Junk” Securities Risk	• Underlying Fund Risk
• Interest Rate Risk	• U.S. Government Securities Risk

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Pacific FundsSM Strategic Income

Investment Goal

This Fund seeks a high level of current income. The Fund may also seek capital appreciation.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest up to 70% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate loans. The Fund may invest up to 65% of its assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. U.S. government securities consist of U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. Debt instruments in which the Fund invests may include those issued by non-U.S. entities in developed markets denominated in U.S. dollars.

The Fund’s weighted average duration is expected to be within a range of one to seven years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity, and call features. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates (i.e., to measure the volatility of a bond’s price relative to a change in interest rates). The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The Fund may also invest up to 10% of its assets, but not to exceed 20% in the aggregate, in each of the following investments: non-U.S. dollar denominated debt instruments, convertible securities or equity securities.

Individual investments may be purchased or sold in the event the Manager decides to adjust debt asset class weightings within the portfolio.

Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Bloomberg Barclays U.S. Aggregate Bond Index). The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks:

• Active Management Risk	• High Yield/High Risk or “Junk” Securities Risk
• Convertible Securities Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Currency Risk	• Liquidity Risk
• Debt Securities Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Mortgage-Related and Other Asset-Backed Securities Risk
• Floating Rate Loan Risk	• Price Volatility Risk
• Foreign Markets Risk	• U.S. Government Securities Risk

Pacific FundsSM Floating Rate Income

Investment Goal

This Fund seeks a high level of current income.

Principal Investment Strategies

This Fund invests principally in income producing floating rate loans and floating rate debt securities. Under normal circumstances, this Fund invests at least 80% of its assets in floating rate loans and floating rate debt securities. Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Floating rate loans and floating rate debt securities in which the Fund invests consist of senior secured and unsecured floating rate loans, secured and unsecured second lien floating rate loans, and floating rate debt securities of domestic and foreign issuers. Senior floating rate loans and some floating rate debt securities are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Second lien loans are generally second in line in terms of repayment priority with respect to the pledged collateral. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Floating rate loans are generally arranged through private negotiations between a borrower and several financial institutions represented, in each case, by one or more lenders acting as agent of the other lenders. On behalf of the lenders, the agent is primarily responsible for negotiating the loan agreement that establishes the terms and conditions of the loans and the rights and obligations of the borrowers and lenders. Floating rate loans and floating rate debt securities generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. Generally, secured floating rate loans are secured by specific assets of the borrower.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent of the lender or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

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The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments.

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade or, if unrated, are of comparable quality as determined by the Manager. Such non-investment grade debt instruments include those that may be stressed, distressed or in default.

The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign investments, principally in developed markets.

The floating rate loans and floating rate securities in which the Fund invests are not subject to any restrictions with respect to maturity. Floating rate loans and floating rate securities will have rates of interest that are reset daily, monthly, quarterly, semi-annually or annually.

Individual investment selection is based on the Manager’s fundamental research process and an assessment of the investment’s relative value. The Manager performs a credit analysis on each potential investment. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

If the Manager determines that market conditions temporarily warrant a defensive investment policy, the Fund may (but is not required to) invest, subject to its ability to liquidate its senior loans, up to 100% of its assets in high quality, short-term debt instruments, including U.S. Treasuries, money market instruments, repurchase agreements with maturities of seven days or less, and cash equivalents.

Principal Risks:

• Active Management Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Debt Securities Risk	• Liquidity Risk
• Floating Rate Loan Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Price Volatility Risk
• High Yield/High Risk or “Junk” Securities Risk	• Underlying Fund Risk

Pacific FundsSM Limited Duration High Income

Investment Goal

This Fund seeks a high level of current income.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund invests principally in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments of any credit quality and floating rate loans. The Fund’s non-investment grade debt instruments may include those that are stressed, distressed or in default. The Fund may also invest up to 40% of its assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. U.S. government securities consist of U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. The Fund expects to maintain a weighted average duration between zero and three years, although the investments held by the Fund may have short, intermediate and long terms to maturity. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity, and call features. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates (i.e., to measure the volatility of a bond’s price relative to a change in interest rates). The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Maturity of a debt instrument, however, refers to the specific period of time until final payment (principal and any applicable interest) is due. Debt instruments in which the Fund invests may include those issued by non-U.S. entities in developed markets denominated in U.S. dollars. The Fund may invest in secured and unsecured debt instruments.

Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal. The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may consider the investment’s potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Credit Risk	• Liquidity Risk
• Debt Securities Risk	• Market and Regulatory Risk
• Floating Rate Loan Risk	• Mortgage-Related and Other Asset-Backed Securities Risk
• Foreign Markets Risk	• Price Volatility Risk

• High Yield/High Risk or “Junk” Securities Risk	• Sector Risk
• Interest Rate Risk	• U.S. Government Securities Risk

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Pacific FundsSM High Income

Investment Goal

This Fund seeks a high level of current income.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The Fund invests principally in instruments that have intermediate to long terms to maturity, which generally means that the Fund will hold instruments with final maturities greater than one year. Debt instruments in which the Fund invests focus on corporate bonds and notes, but may also include floating rate loans, and may also be of foreign issuers that are denominated in U.S. dollars. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates.

Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index). The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks:

• Active Management Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Debt Securities Risk	• Liquidity Risk
• Floating Rate Loan Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Price Volatility Risk
• High Yield/High Risk or “Junk” Securities Risk	• Underlying Fund Risk

Pacific FundsSM Diversified Alternatives

Investment Goal

This Fund seeks to provide total return.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in certain Underlying Funds. The Fund seeks to maintain a low to moderate correlation of its returns with the returns of traditional equity and fixed income asset classes over long-term periods by gaining exposure to a number of non-traditional asset classes and alternative investment strategies through its investments in the Underlying Funds. The low to moderate correlation that the Fund seeks to maintain means that the Fund’s returns are intended not to have a strong direct relationship (up or down) to movements in the traditional equity and fixed income asset classes, although there are expected to be some related movements. Thus, the Fund may complement and/or serve to further diversify an investor’s portfolio of traditional equity and fixed income investments. Although the performance of the Fund is generally expected to have low to moderate correlation with the performance of traditional equity and fixed income asset classes over long-term periods, certain investment decisions might cause the Fund to have a higher correlation with the performance of traditional asset classes over short- or long-term periods.

Through its investments in the Underlying Funds, the Fund seeks exposure to non-traditional asset classes and alternative investment strategies that have one or more of the following characteristics (“Alternative Asset Classes and Strategies”):

• Non-Traditional Asset Classes Providing Diversified Returns - investments in a diverse mix of asset classes that tend to have returns that have low to moderate correlation with the broad U.S. equity and fixed income markets.

• Alpha-Seeking Strategies - strategies or investments that seek to outperform the broad equity and/or fixed income markets on a risk-adjusted basis over a complete market cycle.

• Downside Protection Strategies - strategies or investments that seek to reduce Fund losses during adverse and volatile market conditions.

The Underlying Funds that have one or more of the above characteristics include funds that emphasize investments in real estate, emerging markets debt and equity, bank loans and inflation-indexed debt investments, and funds that employ currency, long/short equity and absolute return strategies. Absolute return strategies seek to achieve positive returns over a complete market cycle by taking both long and short positions.

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction – An asset class model (the “Model”) for the Fund is developed that seeks to meet the Fund’s investment goal using the Alternative Asset Classes and Strategies. PLFA uses a risk-focused investment process to establish the allocations to the Alternative Asset Classes and Strategies based on the risks of each Alternative Asset Class and Strategy and its

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impact on the Fund’s risk/return objectives, the degree of correlation of each of the Alternative Asset Classes and Strategies to traditional broad U.S. equity and fixed income asset classes, the potential of an Alternative Asset Class and Strategy to gain long-term returns for the Fund, and the potential of an Alternative Asset Class and Strategy to reduce Fund losses during periods of market volatility. While PLFA will use these main factors when making investment decisions for the Fund, it may give greater weight to one factor over another, at its discretion, depending upon market conditions and the particular investment.

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the Alternative Asset Class and Strategy exposures designated by the Model for the Fund.

After the Model is developed, PLFA may make adjustments to the Model and/or the allocations to each Underlying Fund based on PLFA’s view of market conditions or its determination that the characteristics of an Alternative Asset Class and Strategy or of an Underlying Fund are changing (such as increasing correlations to U.S. equity or fixed income markets).

(3) Manager Oversight – PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the respective Underlying Fund.

(4) Investment Risk Management – PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

To implement their investment strategies, the Underlying Funds may invest in derivative instruments, including forward foreign currency contracts, foreign currency options, swaps (including interest rate, cross-currency, total return and credit default swaps) and futures on securities, indices, currencies and other investments and they may use derivatives in a way that has a leveraging effect on an Underlying Fund’s exposure to specific investment opportunities.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests or to take a temporary defensive investment position if PLFA determines market conditions warrant.

The Fund may invest a significant portion of its assets in any single Underlying Fund. As of August 1, 2017, the Underlying Funds in which the Fund may invest are:

• PF Currency Strategies Fund	• PF Real Estate Fund
• PF Emerging Markets Debt Fund	• PF Emerging Markets Fund
• Pacific Funds Floating Rate Income	• PF Equity Long/Short Fund
• PF Global Absolute Return Fund	• PF International Small-Cap Fund
• PF Inflation Managed Fund

The Fund may invest in any or all of the Underlying Funds, but is not required to invest in every Underlying Fund or in any particular percentage of an Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, including adding or removing Underlying Funds, as it deems appropriate to meet the Fund’s investment goal at any time without shareholder notice.

For more information about Underlying Funds other than those described in this Prospectus, see the Trust’s Class P prospectus, which can be obtained as described on the back cover of this Prospectus. For information on how to access the actual month-end holdings for the Fund, see Portfolio Holdings Information on the back cover of this Prospectus.

Principal Risks: The Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. In addition, the following is a list of the principal risks for the Fund resulting from its allocations to the Underlying Funds. The risks listed may be associated with one or more Underlying Funds. The definitions of each risk can be found in the Additional Risk Information subsection.

Principal Risks from Holdings in Underlying Funds:

• Active Management Risk	• High Yield/High Risk or “Junk”	• Momentum Style Risk
• Borrowing Risk	Securities Risk	• Non-Diversification Risk
• Correlation Risk	• Inflation-Indexed Debt Securities Risk	• Options Risk
• Credit Risk	• Interest Rate Risk	• Price Volatility Risk
• Currency Risk	• Investment in Money Market Funds Risk	• Reverse Repurchase Agreements Risk
• Debt Securities Risk	• Issuer Risk	• Short Exposure Risk
• Derivatives Risk	• Large-Capitalization Companies Risk	• Short Sale Risk
• Emerging Markets Risk	• Leverage Risk	• Small-Capitalization Companies Risk
• Equity Securities Risk	• Liquidity Risk	• Swap Agreements Risk
• Foreign Markets Risk	• Market and Regulatory Risk	• U.S. Government Securities Risk
• Forwards and Futures Contracts Risk	• Mid-Capitalization Companies Risk	• Value Companies Risk
• Geographic Focus Risk	• Model and Data Risk

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Pacific FundsSM Large-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of large capitalization U.S. companies. The Fund defines a large-capitalization company as one whose market capitalization falls within the range of the Russell 1000 Index at the time of purchase. As of March 31, 2017, the market capitalization range of the Russell 1000 Index was approximately $98.4 million to $786.9 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $170.5 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 1000 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes. The Fund is actively managed and securities may be traded frequently, which may lead to high portfolio turnover.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks:

• Active Management Risk	• Large-Capitalization Companies Risk
• Equity Securities Risk	• Market and Regulatory Risk
• Issuer Risk	• Price Volatility Risk

Pacific FundsSM Large-Cap Value

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of large capitalization U.S. companies. The Fund defines a large-capitalization company as one whose market capitalization falls within the range of the Russell 1000 Value Index at the time of purchase, and invests primarily in equity securities of large-capitalization value companies as defined by the Russell 1000 Value Index. As of March 31, 2017, the market capitalization range of the Russell 1000 Value Index was approximately $2.4 billion to $786.9 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $119.5 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 1000 Value Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes. The Fund is actively managed and securities may be traded frequently, which may lead to high portfolio turnover.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The Fund will sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks:

• Active Management Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Price Volatility Risk

• Issuer Risk	• Sector Risk
• Large-Capitalization Companies Risk	• Value Companies Risk

Pacific FundsSM Small/Mid-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small and medium capitalization U.S. companies. The Fund defines small and medium capitalization companies as companies whose market capitalizations fall within the range of the Russell 2500 Index at the time of purchase. As of March 31, 2017, the market capitalization range of the Russell 2500 Index was approximately $6.4 million to $19.8 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $4.1 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2500 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

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The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks:

• Active Management Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Mid-Capitalization Companies Risk
• Issuer Risk • Liquidity Risk	• Price Volatility Risk • Small-Capitalization Companies Risk

Pacific FundsSM Small-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Index at the time of purchase. As of March 31, 2017, the market capitalization range of the Russell 2000 Index was approximately $6.4 million to $13.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $4.3 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks:

• Active Management Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Price Volatility Risk
• Issuer Risk	• Small-Capitalization Companies Risk
• Liquidity Risk

Pacific FundsSM Small-Cap Value

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Value Index at the time of purchase, and invests primarily in equity securities of small capitalization value companies as defined by the Russell 2000 Value Index. As of March 31, 2017, the market capitalization range of the Russell 2000 Value Index was approximately $224.0 million to $13.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $2.4 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Value Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks:

• Active Management Risk	• Price Volatility Risk
• Equity Securities Risk	• Sector Risk
• Issuer Risk	• Small-Capitalization Companies Risk
• Liquidity Risk	• Value Companies Risk
• Market and Regulatory Risk

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Pacific FundsSM Small-Cap Growth

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Growth Index at the time of purchase, and invests primarily in equity securities of small capitalization growth companies as defined by the Russell 2000 Growth Index. As of March 31, 2017, the market capitalization range of the Russell 2000 Growth Index was approximately $75.8 million to $13.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $2.6 billion. The market capitalization of the companies held in the Fund’s portfolio and the Russell 2000 Growth Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The Fund may sell securities that no longer meet the investment criteria of the sub-adviser.

Principal Risks:

• Active Management Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Price Volatility Risk

• Growth Companies Risk	• Sector Risk
• Issuer Risk	• Small-Capitalization Companies Risk
• Liquidity Risk	• Underlying Fund Risk

General Investment Information

Each Fund is subject to regulation under the Investment Company Act of 1940, as amended (“1940 Act”) and is classified as diversified under the 1940 Act unless otherwise noted. Although some of the Funds may have names or investment goals that resemble other mutual funds managed by the same Manager, they may not have the same underlying holdings or performance as those other mutual funds. Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (“IRC”). Except for the PF U.S. Equity Funds, the PF Fixed Income Funds and Pacific Funds Diversified Alternatives, a Fund’s stated investment goal is fundamental and cannot be changed without shareholder approval. Unless a particular investment policy is identified as fundamental in the SAI, the Trust’s board of trustees (“Board”) may change investment policies of a Fund without shareholder approval. Generally, there are changes to a Fund’s investment policies when an existing Manager is replaced, to reflect the new Manager’s investment style and practices.

A Fund may have investment policies on the amount that it can invest in certain kinds of securities, certain countries or certain ratings or capitalizations of securities. These investment policies apply at the time the investment is made so a Fund generally may continue to hold positions which met the investment policies at the time of investment but subsequently do not meet such policies. For example, if a Fund purchased an amount of illiquid investments which was less than the limit on such investments and that percentage subsequently changed due to fluctuations in value, redemptions, or for reasons other than a new purchase, the Fund may continue to hold such investments and PLFA and/or the Manager(s) will determine what investments should be sold or what other appropriate course of action should be taken to maintain adequate liquidity for the Fund. Once the value of a Fund’s illiquid investments equals or exceeds the percentage limit that the Fund may hold in illiquid investments, that Fund may not make any additional purchases of illiquid investments. Additionally, a Fund may continue to invest in investments that move outside such policies for reasons such as dividend reinvestments or corporate actions. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares outstanding. Since companies’ market capitalizations fluctuate due to price volatility, capitalization ranges of the indices used to determine eligibility may be affected. Therefore, the capitalization ranges may be modified from time to time. Capitalization is determined at time of investment. Accordingly, a Fund which invests principally in the securities of small-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Similarly, a Fund which invests principally in securities of mid-capitalization companies may continue to hold those securities even if they become large-capitalization companies. Conversely, a Fund which invests principally in the securities of large-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Many of the benchmark indices that are used to give you an idea of the capitalization range for the size of companies that a Fund may invest in are periodically reconstituted by the index provider. When this is done, it is possible that a Fund may hold a significant number of holdings with capitalizations that are no longer within the capitalization range of the reconstituted index.

Some investment policies are in place due to the name of the particular Fund (“Name Test Policy”). The PF U.S. Equity Funds and Pacific Funds Floating Rate Income are subject to the Name Test Policy. The Name Test Policy applies at the time the Fund invests its assets and under normal circumstances, for example, a new Fund will be expected to comply with the Name Test Policy within six months after commencing operations. The Name Test Policy is applied to a Fund’s net assets, plus the amount of any borrowings for investment purposes. A Fund may not change its Name Test Policy without notifying shareholders 60 days prior to the change. Other than for the Name Test Policy, if net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.

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Duration is a mathematical measure of a Fund’s or security’s price sensitivity to changes in interest rates. Each year of duration represents an expected 1% change in the net asset value of a Fund or security for every 1% change in interest rates. So the longer a Fund’s or security’s duration, the more sensitive it will be to changes in interest rates. As such, a Fund with a long average duration (generally above 10 years) or intermediate average duration (generally between 3 and 10 years) will be more sensitive to changes in interest rates than a Fund with a short average duration (generally less than 3 years). For example, if a Fund has a weighted average duration of 5 years, its net asset value would be expected to fall about 5% when interest rates rise by 1%. Duration is not necessarily equal to maturity. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration factors in the pattern of all payments of interest and principal over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of floating rate securities).

All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance, and may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. Some of these Funds may be used in asset allocation models for the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives. Changes to the target allocations or rebalancing of a fund of funds of the Trust that invests in the Funds can result in the transfer of assets from one Fund to another. To implement any allocation changes for fund of funds (including periodic rebalancing, changes in Managers or their investment personnel, and reorganizations of Funds), the Funds may use or increase their use of derivatives, such as futures contracts, to obtain exposure to desired investments, subjecting these Funds to derivatives risk and leverage risk. Asset Allocation changes may result in the purchase and sale of Fund securities, which can increase portfolio turnover and trading costs, potentially reducing a Fund’s performance. The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments, investments made on shorter-term basis or instruments with a maturity of one year or less at the time of investment. Accordingly, a Fund that uses such instruments may have a higher portfolio turnover rate than as disclosed in its Fund summary. During the past fiscal year, the following Funds engaged in active and frequent trading (over 100% turnover of portfolio securities): Pacific Funds Strategic Income, Pacific Funds Floating Rate Income and Pacific Funds Large-Cap. High portfolio turnover rates may cause a Fund to incur higher levels of trading costs, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.

Each Fund may be impacted by illiquid investments from time to time, depending upon market conditions and events. An investment, even one that is generally very liquid, may become less liquid or illiquid. Liquidity risk is discussed below. For those Funds which are likely to invest more than 10% of their assets in securities or other holdings which are most susceptible to becoming illiquid, such liquidity risk is noted for that Fund in the Fund Summaries section. All Funds may hold some cash for liquidity purposes.

Unless otherwise noted, the Managers may make decisions or shift assets in a way that causes a Fund not to achieve its investment goal or otherwise deviate from its disclosed principal investment strategies. For example, a Fund may take temporary defensive positions that are inconsistent with its investment strategies if the Manager believes adverse market economic, political or other conditions make it appropriate to try to protect the Fund from potential loss, for redemptions, at start-up of a Fund, or other reasons. In such cases, a Fund (including a Fund with international holdings) may temporarily invest (partially or extensively) in U.S. government securities, high quality corporate debt securities/debt obligations, mortgage-related and asset-backed securities or money market instruments (short-term high quality instruments) and/or cash equivalents (overnight investments). In addition, a Fund may invest cash balances in such instruments at any time. Likewise, a Fund that invests principally in small- to mid-capitalization companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of a Fund and cause a Fund to miss investment opportunities and not to achieve its investment goal. Defensive positions could detract from investment performance in a period of rising market prices, but may reduce the severity of losses in a period of falling market prices and provide liquidity for making additional investments or for meeting redemptions. Furthermore, investment decisions may not anticipate market trends successfully. For example, a Fund investing heavily in common stocks during a stock market decline may fail to preserve capital. Conversely, investing heavily in debt securities during a period of stock market appreciation may result in lower total return.

Performance of a Fund will vary – performance is affected by changes in the economy and financial markets. The value of a Fund changes as the values of its investments go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

Additional Risk Information

Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you would expect. Every mutual fund has some degree of risk depending on its investments and strategies. The following provides additional information about the risks of the Funds identified in the Fund Summaries section, as well as information about the following risks: Cybersecurity Risk, Increase in Expenses Risk, Investment Style Risk, Natural Disasters Risk and Redemption Risk.

• Active Management Risk: A Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact a Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. A Manager’s investment strategies are also discretionary and there can be no assurance that a Manager’s investment strategies will be advantageous for a Fund. From time to time, a Manager’s (and/or its affiliates’) activities may be limited because of regulatory restrictions and/or their own internal policies or market, liquidity or other issues which may limit the investment opportunities for a Fund managed by such firm. Investments held for cash management or temporary defensive investing purposes can fluctuate in value and are subject to risk, including market and regulatory, interest rate and credit risk. Uninvested cash will be subject to the credit risk of the depositary institution holding the cash, in which case it is possible that no income would be earned on the cash and yield would go down. If significant assets are used for cash management or defensive investing purposes, investment goals may not be met.

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• Asset Allocation Fund of Funds Risk: As a fund of funds, a Fund is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to its allocations to those Underlying Funds. Although the theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term, this theory assumes that asset classes do not move in tandem and that positive returns in one asset class will help offset negative returns in another asset class. You still may lose money if this theory proves incorrect and/or experience price volatility risk. Because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, PLFA estimates each Underlying Fund’s investment exposures to determine a Fund’s allocations to the Underlying Fund. As a result, a Fund’s actual allocation to an Underlying Fund, as applicable, may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in a fund of funds.

• Borrowing Risk: Borrowing money to finance purchases of securities that exceed a Fund’s net assets creates leverage risk, which may magnify changes to a Fund’s net asset value and its returns. A Fund bears the added price volatility risk of the securities purchased. Borrowing money will cost a Fund interest expense and other fees, which may reduce its returns.

• Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its decision-making with regard to the selection of Underlying Funds for a fund of funds of the Trust. For example, one Underlying Fund may be managed by PLFA’s Pacific Asset Management unit (“PAM”) or an affiliate or may provide a higher management fee or result in greater profitability to PLFA than another Underlying Fund, which may provide PLFA with incentive to use that Fund as an Underlying Fund. Likewise, the impact of any fee waivers or expense reimbursements may provide an incentive to allocate assets to Underlying Funds that reduce the waiver or reimbursement obligations of PLFA. In addition, PLFA may believe that certain Underlying Funds may benefit from additional assets or could be harmed by redemptions, which may provide PLFA with an incentive to direct assets to those Underlying Funds. As investment adviser to the Funds, PLFA has duties to each Fund and its shareholders and at times there may be some conflicts between the interests of the direct shareholders of an Underlying Fund of the Trust and shareholders of a fund of funds of the Trust. PLFA seeks to identify and address any potential conflicts in a manner that is fair for the Underlying Funds, the fund of funds and the shareholders of the fund of funds and the Underlying Funds. PLFA has adopted a policy under which investment decisions for a fund of funds of the Trust must be made in the best interests of the fund of funds and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the fund of funds.

PLFA is also subject to competing interests in making recommendations regarding Managers of the Underlying Funds in which a fund of funds of the Trust may invest. With respect to retaining new Managers for Underlying Funds, if PAM or another PLFA affiliate has investment advisory capabilities in investment strategies used or to be used by an Underlying Fund, then PLFA may be influenced to recommend PAM or its affiliate as Manager of that Underlying Fund. With respect to Underlying Funds already managed by PAM or another PLFA affiliate, these competing interests may influence PLFA with regard to remedial measures that it might recommend in the event such a Fund was underperforming. For example, in the case of an underperforming Underlying Fund managed by PAM, PLFA may be influenced to recommend the pursuit of remedial measures other than replacement of its affiliate as a Manager of the Fund and to pursue such remedial measures for a longer period of time than might be the case if the Underlying Fund were managed by an unaffiliated Manager.

PLFA provides asset allocation advisory services to various mutual funds. Although some of the Funds may have names or investment goals that resemble other Funds managed by PLFA, they will not have the same allocation percentages, underlying holdings or performance.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Correlation Risk: A Fund that represents an alternative or non-traditional investment strategy may have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods; however, its actual performance may be correlated with traditional equity and debt investments over short- or long-term periods. Should there be periods when performance is correlated, any intended diversification effect of including such alternative or non-traditional Fund as part of an asset allocation strategy may not be achieved, which may result in increased volatility in the asset allocation strategy.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically. The credit quality of securities can change rapidly in certain market environments, particularly during volatile markets or periods of economic uncertainty or downturn, and the default of a single holding could cause significant net asset value (“NAV”) deterioration. A debt security’s issuer (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk.

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Even though certain securities (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to a Fund on such securities, or that such collateral could be easily liquidated in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize. A Fund’s debt investments (also known as debt securities, debt obligations and debt instruments) may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or, if unrated, determined by the Manager to be of comparable quality. High Quality Debt Instruments are those rated in one of the two highest rating categories (the highest category for commercial paper) or if unrated, are of comparable quality as determined by the Manager. Investment Grade Debt Instruments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Manager. Non-investment Grade (High Yield/High Risk) Debt Instruments (sometimes called “junk bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative and are more likely to default with respect to the issuer’s ability to repay principal and interest than higher rated securities. Ratings of CCC for Fitch, or Caa for Moody’s, indicate a current vulnerability for default. Ratings below those levels indicate a higher vulnerability to default or default itself. Ratings of CCC to C for S&P indicate different degrees of vulnerability to default. A rating of D for S&P indicates that the security has defaulted.

Ratings are provided by credit rating agencies which specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default or be downgraded. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. Ratings tables for three of the most commonly used Nationally Recognized Statistical Rating Organizations (“Rating Agencies”) and each of their categories of investment grade debt and non-investment grade debt are described in the following table. For further information regarding ratings, please see Appendix A of the Trust’s Statement of Additional Information (“SAI”).

Credit Ratings Chart

Long-term ratings		Standard & Poor’s1,3	Moody’s2	Fitch[1,3]
	Investment grade debt categories	AAA	Aaa	AAA
		AA	Aa	AA
		A	A	A
		BBB	Baa	BBB
	Non-investment grade debt (sometimes called “junk bonds”) categories	BB	Ba	BB
		B	B	B
		CCC	Caa	CCC
		CC	Ca	CC
		C	C	C
		D	—	—
Short-term ratings	Highest three ratings	A-1	P-1	F1
		A-2	P-2	F2
		A-3	P-3	F3
	Other ratings	B	NP	B
		B-1		C
		B-2		RD
		B-3		D
C
D

1  Long-term ratings by Standard & Poor’s and Fitch from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. For example, BBB- is the lowest investment grade; BB+ is the highest non-investment grade.

2 Moody’s adds numerical modifiers 1, 2, and 3 to each generic bond rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. For example, Baa3 is the lowest investment grade; Ba1 is the highest non-investment grade.

3 Short-term ratings within the A-1 and F1 categories may be designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of a Fund’s investments in that foreign currency and investments denominated in that foreign currency. As a currency control, certain countries aim to fix (or “peg” or “manage”) the exchange rates of their currencies against other countries’ currencies (the reference currency), rather than allowing them to fluctuate based on market forces. A pegged currency typically has a very narrow band of fluctuation (or a completely fixed rate) against the value of its reference currency and, as a result, may experience sudden and significant decline in value if

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the reference currency also declines in value. A managed currency establishes minimum exchange rates against its reference currency and, as a result, is not allowed to fall below a certain level against the reference currency but can rise above the reference currency’s value. There is no guarantee that these currency controls will remain in place and if these exchange rates were allowed to fluctuate based on market forces (for instance, a currency is “de-pegged” against its reference currency), there can be large losses as a result of exchange rates movements, which may adversely impact a Fund’s returns. In addition, the use of foreign exchange contracts (such as forward foreign currency contracts) to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

• Cybersecurity Risk: The Funds’ and/or their service providers’ use of the internet, technology and information systems may expose the Funds to risks associated with attack, damage or unauthorized access. Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, or unauthorized access to, confidential or restricted data relating to the Funds or Fund shareholders, and the compromise, delay or failure of systems, networks, devices and applications relating to Fund operations, which in turn could result in losses to the Funds and Fund shareholders and disrupt the conduct of business among the Funds, Fund shareholders, the Funds’ service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, particularly because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including but not limited to interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security.

• Derivatives Risk: Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. A Fund may not hold the underlying security or asset on which the value of a derivative is based. Derivatives may be riskier than other types of investments and may increase a Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. A Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Fund.

Derivatives include options, forwards, futures contracts, options on futures contracts and swaps (such as currency, interest rate, security, index, consumer price index, credit default and total return swaps), caps, collars, floors, synthetics and other financial instruments. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. Derivatives and synthetics may reduce returns, increase volatility, may not be liquid (and therefore, difficult to sell) and may not correlate precisely to the underlying assets or index they are designed to track. Derivatives may be difficult to value and may expose a Fund to risks of mispricing.

All of these investments, including repurchase agreements, are also particularly sensitive to counterparty risk, meaning that the counterparty may be unable to perform its contractual obligations (i.e., the counterparty may default). Over-the-counter derivatives, including forwards, are privately negotiated transactions and are subject to the risk that the counterparty will not be able to perform its contract obligations. Standardized, exchange-traded derivatives, including futures contracts, are subject to the risk that the counterparty and/or exchange are unable to perform any required obligations.

Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact a Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. If an international body (such as the United Nations) or a sovereign state (such as the United States) imposes economic sanctions, trade embargoes or other restrictions against a government of an emerging market country or issuers, a Fund’s investments in issuers subject to such restrictions may be frozen or otherwise suspended or restricted, prohibiting or impeding the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from or impeded in investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Governments in emerging market countries may also intervene in their economies and financial markets to a greater degree than more developed countries. Such government intervention could cause the Fund to

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be unable to access or transact in its investments in such markets, including cash holdings. Greater governmental control could also require repatriation of sales proceeds. The governments of countries with histories of instability and upheaval may act in an adverse or hostile manner toward private enterprise or foreign investment. A Fund may be exposed to this risk by directly investing in companies domiciled in emerging market countries or indirectly, by investing in companies domiciled in developed market countries which either invest in or conduct a portion of their businesses in emerging market countries or by investing in securities denominated in emerging market currencies.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to a Fund. As a result, a Fund that invests in floating rate loans may be subject to greater liquidity risk than a Fund that does not. Funds that invest in floating rate loans take steps to maintain adequate liquidity, such as borrowing cash under a line of credit or other facility through their custodian bank; however, these actions may increase expense to a Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, a Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, a Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. In addition, a Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. In purchasing an assignment, a Fund succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Floating rate loans are also subject to prepayment risk. Borrowers may pay off their loans sooner than expected, particularly when interest rates are falling. A Fund investing in such securities will be required to reinvest this money at lower yields, which can reduce its returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Prepayment and call risk typically occur when interest rates are declining.

In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates (extension risk), although floating rate debt securities are typically less exposed to this risk than fixed rate debt securities.

Floating rate loans generally are subject to restrictions on transfer, and may be difficult to sell at a time when the Manager seeks to sell the loan or may only be sold at prices that are less than their fair market value. Fair market value may be difficult to establish for loans. A loan may not be fully collateralized and can decline significantly in value. In addition, access to collateral backing the loan may be limited by bankruptcy or other insolvency laws. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.

A loan may also be in the form of a bridge loan, which is designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

To the extent a Fund invests in junior loans, these loans involve a higher degree of overall risk than floating rate loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede a Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede a Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which make it more difficult for a Fund to raise cash to pay investors when they redeem their shares in the Fund. A Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders. These actions may impact a Fund’s performance (in the case of holding cash or selling securities) or increase a Fund’s expenses (in the case of borrowing).

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It is also unclear whether the U.S. federal securities laws, which afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities, would be available to a Fund’s investments in a loan. This is because a loan may not be deemed to be a security in certain circumstances. In these instances, the Fund may need to rely on contractual provisions in the loan documents for some protections and also avail itself of common law fraud protections under applicable state law, which could increase the risk and expense to the Fund of investing in loans. In addition, holders of such loans may from time to time receive confidential information about the borrower. In certain circumstances, this confidential information may be considered material non-public information. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Fund that receives confidential information about a borrower for loan investments might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. For this reason, a Fund or its Manager may determine not to receive confidential information about a borrower for loan investments, which may disadvantage the Fund relative to other investors who do receive such information.

• Foreign Markets Risk: Investments in securities of foreign issuers and securities of companies with significant foreign exposure, including securities denominated in foreign currencies, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. Political, social, and economic instability, the impact of economic sanctions, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in a country’s economy. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Forward commitments are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because these instruments are privately negotiated, they are subject to the risk of default by, or bankruptcy of, a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. The Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, the Fund’s ability to close out of a forward position is dependent on the liquidity of the secondary forward market. There is also a risk of imperfect correlation between the change in market value of the underlying asset and the price of the forward contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Because these contracts allow a Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time, they do not eliminate fluctuations in the value of the asset or currency and can have the effect of minimizing opportunities for gain or incurring a loss for the Fund.

• Forwards and Futures Contracts Risk: Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because forward contracts are privately negotiated, unlike exchange-traded futures contracts, they are subject to greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. A Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, a Fund’s ability to close out of a forward or futures contract position is dependent on the liquidity of the secondary forward or futures market. There is also a risk of imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Because these contracts allow a Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time, they do not eliminate fluctuations in the value of the asset or currency and can have the effect of minimizing opportunities for gain or incurring a loss for the Fund.

• Geographic Focus Risk: If a Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

• Growth Companies Risk: Growth companies are companies that a Manager thinks have the potential for above-average or rapid growth but may be subject to greater price volatility risk than “undervalued” companies, for example. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Additionally, many companies in certain market sectors like health care and technology are faster-growing companies with limited operating histories and greater business risks, and their potential profitability may be dependent on regulatory approval of their products or developments affecting those sectors, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater

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liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Increase in Expenses Risk: Your actual cost of investing in a Fund may be higher than the total expenses shown in the fee table and expense example for a variety of reasons, for example, if average net assets decrease. Net assets are more likely to decrease and a Fund’s expense ratio is more likely to increase when markets are volatile. In addition, certain expenses, such as brokerage costs, are not required to be disclosed in fee table and expense examples.

• Inflation-Indexed Debt Securities Risk: The value of inflation-indexed debt securities and inflation protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. Although the principal value of IPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if a Fund purchases IPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Fund holds an IPS, a Fund may earn less on the security than on a conventional bond. The U.S. Treasury only began issuing Treasury inflation protected securities (“TIPS”) in 1997. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes.

• Investment in Money Market Funds Risk: A Fund may invest in money market mutual funds (including money market funds with a floating net asset value). Shareholders of a Fund would then bear their proportionate share of Fund expenses and, indirectly, the expenses of the investment companies. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds with a stable net asset value seek to preserve the value of a Fund’s investment at $1.00 per share, it is possible to lose money by investing in such funds. The share price of money market funds with a floating net asset value might fluctuate, or float, in value and thus it is possible to lose money by investing in such funds.

• Investment Style Risk: A Fund’s investment style may shift in and out of favor for reasons including market conditions and investor sentiment.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as management, performance, financial leverage, changes in markets in which the issuer offers goods or services, and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have stabler prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed a Fund’s principal amount invested. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. There is no guarantee that a Fund will use leverage, or when it does, that a Fund’s leveraging strategy will be successful or produce a high return on an investment. The Manager will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent of a Fund’s financial exposure in accordance with applicable rules and Trust policies. This requirement limits the amount of leverage a Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in a Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which a Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. A Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption

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requests. Liquid investments may become less liquid or illiquid, and thus more difficult to sell, over time or suddenly and unexpectedly. This may occur, for example, as a result of adverse market or economic conditions or investor perceptions, which may be independent of any adverse changes to the particular issuer. Less liquidity also means that more subjectivity may be used in establishing the value of the securities or other investments. For example, if market quotations or Board approved alternate pricing methodologies are not readily available or reliable for these investments, the securities or other investments will be valued by a method that the Trust’s Board believes reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments. Some securities (such as loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair a Fund’s ability to sell the holding at the price it has valued the holding causing a decline in the Fund’s net asset value. Investments in companies in turn-around, distress or other similar situations may be or become less liquid than other investments, particularly when the economy is not robust or during market downturns. Reduced liquidity resulting from these situations may impede a Fund’s ability to meet unusually high or unanticipated levels of redemption requests. If needed, each Fund (other than a fund of funds of the Trust) may draw upon a line of credit facility that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests by a Fund shareholder or purchase and sell investments for the Fund; however, these actions may increase expense to a Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing a Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes. It may be difficult to sell a mid-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of mid-capitalization companies.

• Model and Data Risk: Given the complexity of the investments and strategies of a Fund, the sub-adviser relies heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose a Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used are predictive in nature. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. Quantitative models used by the sub-adviser also may not be successful in forecasting movements in industries, sectors or companies or in determining the weighting of investment positions that will enable a Fund to achieve its investment goal.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the sub-adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.

• Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be subject to greater price volatility risk than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a Fund using a momentum strategy may suffer.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or

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deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed or other asset-backed securities, making them more sensitive to changes in interest rates and any Fund holding such securities more volatile. This is known as extension risk. When interest rates rise, borrowers with variable interest rate loans may not be able to repay their loans at the higher interest rates. This could cause an increase in defaults and decrease the value of certain mortgage-related or other asset-backed securities. Mortgage-related securities may have exposure to subprime loans and subprime mortgages, which are loans or mortgages made to borrowers with lower credit ratings. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. In addition, investments in non-investment grade (high yield/high risk) asset-backed securities, including mortgage pools with exposure to subprime loans or mortgages, have a greater risk of being or becoming less liquid than other debt securities, especially when the economy is not robust, during market downturns, or when credit is tight. Other asset-backed securities may also be subject to exposure resulting from loans to borrowers with lower credit ratings, who pose a higher level of default risk. In addition, adjustable and fixed rate mortgage-related or other asset-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages (or other debt obligations) sooner than expected. This can reduce a Fund’s returns because it may have to reinvest that money at the lower prevailing interest rates. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. This call risk typically occurs when interest rates are declining. These securities are also subject to risks associated with the servicing of those assets backing the particular security. Mortgage-backed securities may be issued by the U.S. government, which are subject to U.S. government securities risk. Mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer, and there can be no assurance that these private insurers can meet their obligations under the policies. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (“IO”) and Principal Only (“PO”) components. IOs present a heightened risk of total loss of investment.

• Natural Disasters Risk: Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

• Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

• Options Risk: An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. In addition to derivatives risk, a Fund is subject to the risk of losing the premium it paid to purchase the option if the price of the underlying security or other asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). If a call or put option that a Fund purchases were allowed to expire without being sold or exercised, its premium would be a loss to a Fund. A Fund’s ability to exercise or sell the options is dependent on the liquidity of the option market.

• Price Volatility Risk: Price volatility of an investment refers to the variation of changes in that investment’s value over time. Thus, an investment with higher price volatility is likelier to have greater price swings over shorter time periods than an investment with lower price volatility and a Fund that invests in more volatile investments may see its value also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Redemption Risk: A Fund could experience a loss when selling securities, including securities of other investment companies, to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the securities sold, or when the securities to be sold are illiquid. Such redemptions may also increase expenses to the Fund and cause the sale of securities in a short timeframe, both of which could negatively impact performance.

• Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of a debt security held by a Fund to another party, such as a bank or broker-dealer, with an agreement by a Fund to repurchase the security at a stated price, date and interest payment. These transactions typically create leverage risk, which increases a Fund’s investment risk, and subjects a Fund to the credit risk of the counterparty. Because these transactions may be considered a form of borrowing for a Fund, they subject a Fund to borrowing risk. Reverse repurchase agreements further involve the risk that the market value of securities purchased by a Fund may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase.

• Sector Risk: A Fund may be invested more heavily from time to time (e.g., over 25% of its assets) in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. For example, a Fund could invest more heavily in

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certain sectors at various times relative to its benchmark index. If a Fund is invested more heavily in a particular sector, its performance will be more sensitive to risks and developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events. For more information on a Fund’s sector holdings, please refer to its annual report, semi-annual report or quarterly holdings report, which can be obtained as described on the back cover of this Prospectus.

• Short Exposure Risk: Taking a short position using derivative instruments in anticipation of a decline in the market price of the underlying reference asset, such as entering into a derivative contract to sell a currency at a predetermined price in the future (forward foreign currency contract) in anticipation of a decline in the market price of the underlying currency, it is subject to the risk that the reference asset will increase in value, resulting in a loss. Such loss is theoretically unlimited. For instance, with a non-deliverable forward foreign currency contract, at time of settlement, if the market price of the underlying currency is higher than the price at the time a Fund entered into the contract (i.e., the predetermined price), a Fund must pay the difference between the current market price of the currency and the price of the currency at the time it entered into the contract. The higher the market price is above the price at which the Fund entered into the contract, the larger the payment it must make at time of settlement. Because there is no limit on how high the market price may rise, such loss is theoretically unlimited. Using derivatives to take short positions is also subject to leverage risk.

• Short Sale Risk: Engaging in short sales of securities that a Fund does not own subjects it to the risks associated with those securities, including price volatility risk. A security is sold short in anticipation of purchasing the same security at a later date at a lower price; however, a Fund may incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security sold short. Because there is no limit on how high the price of the security may rise, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. By contrast, a Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. A Fund incurs expenses for such borrowing that may include fees paid to the lender and amounts equal to dividends or interest paid by the borrowed security. A Fund may not be able to borrow a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require long positions to be sold before they otherwise would be. A short sale strategy also may not be successfully implemented, which may limit a Fund’s ability to achieve its investment goal, due to the limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Short sales also subject a Fund to leverage risk because they may provide investment exposure in an amount exceeding the initial investment. When a Manager invests the proceeds received from selling securities short in, or borrows money to invest in, additional securities (long positions), the Fund will become leveraged. The use of leverage may increase a Fund’s exposure to long equity positions.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies. In addition, these companies may be more susceptible to the underperformance of a sector in which it belongs and therefore, may be riskier and more susceptible to price changes. It may be difficult or impossible to liquidate a small-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of smaller market capitalizations.

• Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular foreign currency, or in a “basket” of securities representing a certain index, or at a specific interest rate. As a derivative, it is subject to derivatives risk, including counterparty risk. Although certain standard swap agreements are required to be cleared through an exchange, which is expected to decrease counterparty risk and increase liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. Credit default swaps have heightened liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other sign of financial difficulty).

• Underlying Fund Risk: Because a Fund may serve as an underlying fund of one or more “fund of funds” of the Trust and thus have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

•  U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although there are many types of U.S. government securities, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Pursuant to the authorities

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of the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”), Fannie Mae and Freddie Mac have been in a conservatorship under FHFA since September 2008. Should Fannie Mae and Freddie Mac exit the conservatorship, the effect this will have on the entities’ debt and equities, and on securities guaranteed by the entities, is unclear.

• Value Companies Risk: Value companies are companies that a Manager thinks may be undervalued (i.e., the opinion that a company’s stock is trading for less than its intrinsic value). These companies may be subject to lower price volatility risk than companies considered by the Manager to be “growth” companies. In value investing, a Manager believes that the market overreacts to good and bad news, resulting in stock price movements that do not correspond with a company’s long-term fundamentals. In that case, the result is an opportunity for value investors to profit by buying when the price is deflated. However, the intrinsic value of a company is subjective, meaning there is no empirically “correct” intrinsic value. A Manager’s processes for determining value will vary. There is a risk that a Manager’s determination that a stock is undervalued is not correct or is not recognized in the market.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

There are two types of fees and expenses you pay when you invest in mutual funds: (i) shareholder fees and (ii) operating expenses. Shareholder fees include sales charges and account fees, as applicable, that you pay directly when you buy or sell shares. Operating expenses incurred by each Fund are borne by shareholders through their investment in such Fund. The Portfolio Optimization Funds and Pacific Funds Diversified Alternatives directly bear their annual operating expenses and indirectly bear the annual operating expenses of their Underlying Funds in proportion to their allocations. Annual Fund Operating Expenses are presented in the Fund Summaries section at the beginning of this Prospectus.

The Trust pays for certain support, administrative, distribution and shareholder services and the operational expenses of the Funds, including custody, transfer agency, printing, legal and auditing expenses. The Trust also pays Pacific Life Fund Advisors LLC (“PLFA”) for providing investment advisory services.

Additional Information About Shareholder Fees

Sales Charges

Portfolio Optimization Funds	Class A	Class B	Class C	Class R	Advisor Class
Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	5.50%[1]	None	None	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None[2]	5.00%[3]	1.00%[4]	None	None

1 The sales charge is reduced for purchases of $50,000 or more and is waived in certain circumstances.

2 There is a contingent deferred sales charge (“CDSC”) of 1% on redemptions of Class A shares within one year of purchase if the purchase was part of an investment of $1 million or more where the initial sales charge was waived.

3 There is a CDSC on the sale of shares within eight years of the date of purchase. The CDSC decreases over time. Refer to the Class B shares discussion in the Overview of the Share Classes section for more information.

4 There is a CDSC on the sale of shares within one year of purchase.

Sales Charges

Pacific Funds Core Income, Pacific Funds Strategic Income and Pacific Funds High Income	Class A	Class C	Class I	Advisor Class
Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	4.25%[1]	None	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None[2]	1.00%[3]	None	None

1 The sales charge is reduced for purchases of $100,000 or more and is waived in certain circumstances.

2 There is a contingent deferred sales charge (“CDSC”) of 1% on redemptions of Class A shares within one year of purchase if the purchase was part of an investment of $500,000 or more where the initial sales charge was waived.

3 There is a CDSC on the sale of shares within one year of purchase.

Sales Charges

PF U.S. Equity Funds	Class A	Class C	Advisor Class	Investor Class
Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	4.25%[1]	None	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None[2]	1.00%[3]	None	None

1 The sales charge is reduced for purchases of $100,000 or more and is waived in certain circumstances.

2 There is a contingent deferred sales charge (“CDSC”) of 1% on redemptions of Class A shares within one year of purchase if the purchase was part of an investment of $500,000 or more where the initial sales charge was waived.

3 There is a CDSC on the sale of shares within one year of purchase.

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Sales Charges

Pacific Funds Short Duration Income, Pacific Funds Floating Rate Income and Pacific Funds Limited Duration High Income	Class A	Class C	Class I	Advisor Class
Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	3.00%[1]	None	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None[2]	1.00%[3]	None	None

1 The sales charge is reduced for purchases of $100,000 or more and is waived in certain circumstances.

2 There is a contingent deferred sales charge (“CDSC”) of 1% on redemptions of Class A shares within one year of purchase if the purchase was part of an investment of $500,000 or more where the initial sales charge was waived.

3 There is a CDSC on the sale of shares within one year of purchase.

Sales Charges

Pacific Funds Diversified Alternatives	Class A	Class C	Advisor Class
Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	5.50%[1]	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None[2]	1.00%[3]	None

1 The sales charge is reduced for purchases of $50,000 or more and is waived in certain circumstances.

2 There is a contingent deferred sales charge (“CDSC”) of 1% on redemptions of Class A shares within one year of purchase if the purchase was part of an investment of $1 million or more where the initial sales charge was waived.

3 There is a CDSC on the sale of shares within one year of purchase.

Examples for Class A Shares Purchased at Net Asset Value

Class A shares may be purchased at net asset value (“NAV”) (without an initial sales charge) under certain circumstances — see the Sales Charges – Waivers and Reductions (Class A Shares) subsection within the Overview of the Share Classes section of this Prospectus and the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries for eligibility. The Examples that follow are intended to help eligible persons compare the cost of investing in Class A shares of each Fund when purchased at NAV to the cost of investing in other mutual funds. Each Example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, and that the Funds’ annual operating expenses (based on data as presented in the applicable operating expenses tables) remain the same. The Examples reflect the current contractual expense caps. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate — actual expenses may vary.

Your expenses (in dollars) whether you SELL or DON’T SELL your shares at the end of each period are the same, because there are no initial or deferred sales charges associated with Class A shares purchased at NAV.

	Your expenses (in dollars)
	1 Year	3 Years	5 Years	10 Years
Pacific Funds Portfolio Optimization Conservative	$ 129	$ 420	$ 732	$1,617
Pacific Funds Portfolio Optimization Moderate-Conservative	$ 133	$ 430	$ 749	$1,651
Pacific Funds Portfolio Optimization Moderate	$ 138	$ 443	$ 771	$1,697
Pacific Funds Portfolio Optimization Growth	$ 144	$ 461	$ 801	$1,762
Pacific Funds Portfolio Optimization Aggressive-Growth	$ 147	$ 472	$ 821	$1,806
Pacific Funds Short Duration Income	$ 77	$ 304	$ 550	$1,255
Pacific Funds Core Income	$ 87	$ 331	$ 595	$1,350
Pacific Funds Strategic Income	$ 100	$ 376	$ 673	$1,519
Pacific Funds Floating Rate Income	$ 103	$ 386	$ 689	$1,553
Pacific Funds Limited Duration High Income	$ 97	$ 414	$ 753	$1,713
Pacific Funds High Income	$ 102	$ 397	$ 715	$1,614
Pacific Funds Diversified Alternatives	$ 187	$ 660	$1,159	$2,534
Pacific Funds Large-Cap	$ 102	$ 652	$1,228	$2,797
Pacific Funds Large-Cap Value	$ 112	$ 475	$ 862	$1,949
Pacific Funds Small/Mid-Cap	$ 132	$ 490	$ 873	$1,945
Pacific Funds Small-Cap	$ 132	$ 788	$1,468	$3,285
Pacific Funds Small-Cap Value	$ 132	$ 522	$ 937	$2,095
Pacific Funds Small-Cap Growth	$ 132	$ 528	$ 949	$2,124

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Account Fees

Shareholders may be charged additional expenses for a Pacific Funds IRA, including an annual retirement account custodial fee or fees to transfer an IRA account to another provider or to take a distribution.

Additional Information About Operating Expenses

Other Expenses

The Other Expenses line item in the Annual Fund Operating Expenses table for each Fund in the Fund Summaries section includes, but is not limited to, expenses for audit, tax, custody, legal, regulatory documents (printing and mailing) and support services; repayments to PLFA of amounts that PLFA reimbursed to a Fund pursuant to the terms of the expense limitation agreement for the Fund (if any); plus the administration fee paid to Pacific Life Insurance Company (“Pacific Life”) as an annual percentage of average daily net assets for each Fund, which is shown below. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services.

Portfolio Optimization Funds and Pacific Funds Diversified Alternatives: The administration fee is 0.15% for each Fund (which invests in the Underlying Funds that each have an administration fee of 0.15%).

PF Fixed Income Funds: The administration fee is 0.30% for Class A, Class C and Advisor Class shares and 0.15% for Class I shares.

PF U.S. Equity Funds: The administration fee is 0.30% for Class A, Class C, Advisor Class and Investor Class shares.

Other Expenses may include interest expenses, which result from the Fund’s use of investments that are considered to be a form of borrowing for the Fund, such as short sales or reverse repurchase agreements. As such, the level of interest expense will vary based on the Fund’s use of those investments. Interest expense is not payable to PLFA and is required to be treated as a Fund expense for accounting purposes.

Operating Expense Reimbursements

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of the Funds’ average daily net assets as described in the Annual Fund Operating Expenses table for each Fund. These operating expenses include, but are not limited to: administration fees and expenses; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents as applicable; independent trustees’ fees and expenses; and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees (management fees); distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business.

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA as described in the Annual Fund Operating Expenses table for the Fund.

Fee Waivers

Portfolio Optimization Funds and Pacific Funds Diversified Alternatives: PLFA has agreed to waive a portion of its management fee through July 31, 2018 as long as it manages the Fund, in the following amounts: 1) 0.025% on net assets above $2 billion through $3 billion; 2) 0.050% on net assets above $3 billion through $5 billion; 3) 0.075% on net assets above $5 billion through $7.5 billion; and 4) 0.100% on net assets above $7.5 billion. The fee waiver agreement will automatically renew for successive one-year terms thereafter unless terminated. The fee waiver agreement will terminate: (i) if the investment advisory agreement is terminated; (ii) upon approval of the Board of Trustees and 90 days’ prior written notice to PLFA; (iii) upon 90 days’ written notice by PLFA prior to the beginning of the next one-year term; or (iv) if PLFA’s management fee rate for a Fund changes. There is no guarantee that PLFA will continue such waiver after the current one-year term. The waiver will be applied when a Fund reaches the net asset levels described above. As of the date of this Prospectus, none of the Funds meet net asset levels where portions of the management fee would be waived.

PF Fixed Income Funds: PLFA has agreed to waive a portion of its management fee through July 31, 2018 as long as Pacific Asset Management manages the Fund, in the following amounts: 1) 0.025% on net assets above $1 billion through $2 billion; 2) 0.050% on net assets above $2 billion through $3 billion; and 3) 0.075% on net assets above $3 billion. The fee waiver agreement will automatically renew for successive one-year terms thereafter unless terminated. The fee waiver agreement will terminate: (i) if the investment advisory agreement is terminated; (ii) upon approval of the Board of Trustees and 90 days’ prior written notice to PLFA; (iii) upon 90 days’ written notice by PLFA prior to the beginning of the next one-year term; or (iv) if Pacific Asset Management’s management fee rate for a Fund changes. There is no guarantee that PLFA will continue such waiver after the current one-year term. The waiver will be applied when a Fund reaches the net asset levels described above and does not include any other advisory fee waivers that are currently in place for a Fund. As of the date of this Prospectus, none of the PF Fixed Income Funds meet net asset levels where portions of the management fee would be waived except for Pacific Funds Floating Rate Income, which has reached the first net asset level. Thus, as of the date of this Prospectus PLFA is waiving 0.025% of its management fee on net assets above $1 billion for this Fund. There is no guarantee that Pacific Funds Floating Rate Income will continue to achieve an asset level whereby PLFA will waive a portion of its management fee.

Pacific Funds Limited Duration High Income: PLFA has agreed to waive 0.02% of its management fee through July 31, 2018. There is no guarantee that PLFA will continue such waiver after that date. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

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Pacific Funds Large-Cap: PLFA has agreed to waive 0.10% of its management fee through July 31, 2018. There is no guarantee that PLFA will continue such waiver after that date. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

SHAREHOLDER ACCOUNT INFORMATION

Choosing a Share Class

Class A, Class C, Class I, Class R, Investor Class and Advisor Class shares of the Trust are continuously offered through the Distributor. Class B shares ceased to be offered for any new investments as of close of business on July 31, 2017. The Distributor is an affiliate of PLFA, the Funds’ investment adviser, and is also an affiliate of Pacific Life, the Funds’ administrator. Shares of the Trust’s Funds are generally purchased through broker-dealers, which may be affiliated with financial firms, such as banks and retirement plan administrators, and which have entered into selling group agreements with the Distributor (collectively, “selling group members”). Such selling group members and their registered representatives, as well as other service providers (such as registered investment advisers, banks, trust companies, certified financial planners, third party administrators, recordkeepers, trustees, custodians and financial consultants) may be referred to as a “financial intermediary” or “financial intermediaries.”

Your registered representative can help you choose the Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance, time horizon, and other factors. Your registered representative can also explain to you the various expenses associated with each share class and help you choose the share class that is most appropriate for you. Your registered representative may also assist you with establishing your account with the Trust. You should note, however, that if you invest in the Funds through a financial intermediary, different guidelines, conditions and restrictions may apply than if you held your shares in the Fund directly or through another financial intermediary. We encourage you to discuss the different options with your registered representative and review the Trust’s SAI for more information. You should note that if the relationship between your brokerage firm and you or the Trust is terminated, your account may become a temporary “orphan” account and you will be requested to establish a new relationship with another selling group member. If you hold your shares with a financial intermediary (either in a networked account or through an omnibus platform) and you change intermediaries, please contact your new financial intermediary for information on transferring your account. If the relationship between your financial intermediary and the Trust is terminated, please note that your shares may be subject to certain delays and restrictions or even redemption; please contact your financial intermediary for further information.

The class of shares that best corresponds with your financial goals depends upon several factors. All share classes of a Fund may not be available through a broker-dealer or financial firm.

When choosing among classes, you should consider the following questions:

• How long do I plan to hold the shares?

• How much money do I intend to invest?

• Will I be purchasing more shares in the future?

• What expenses will I pay for each class?

• Do I qualify for any sales charge discounts?

You should also understand how the various fees, expenses, and charges would affect your investment over time. Once you understand the differences among the share classes, you can then make an informed decision and select a share class that matches your needs, resources, and investment timeline. Your registered representative will generally receive compensation no matter which share class you select; however, that compensation may vary between share classes and may vary with the size of your investment. Thus, a registered representative may have an incentive for you to invest in one share class over another.

Although the share class that you choose is ultimately your decision, you should seek to learn which share class is economically more attractive for your particular situation so that you can make an informed decision. As an example, shareholders making investments below the first Class A “breakpoint” (or discount) level are generally better off purchasing Class C shares. On the other hand, shareholders making significant investments for long periods of time may find that Class A shares (with breakpoint savings) are the most cost-effective way to invest in the Trust’s Funds. For more information on share classes or other mutual fund investing topics, please refer to the websites of the Financial Industry Regulatory Authority (www.finra.org) and the SEC (www.sec.gov/investor.shtml).

The sections that follow contain more detailed information about the share classes; how to buy, sell and exchange shares; and other information about the Funds.

OVERVIEW OF THE SHARE CLASSES

Each Fund of the Trust may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular share class; (ii) the initial sales charges and CDSCs, if any, applicable to the class; (iii) the distribution (12b-1) fee, if any, or service fees paid by the class of shares; (iv) any shareholder privileges that are applicable to a particular share class that would entitle you to reductions or waivers on sales

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charges, including contingent deferred sales charges, that might otherwise apply to a purchase or sale, as described further below in this section and in the appendix to this Prospectus; and (v) any services you may receive from a financial intermediary. Please consult with your financial professional to assist you in making your decision. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums. Please refer to the Prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes. Because the information in this section and in the appendix to this Prospectus about sales charges and waivers and reductions of sales charges is disclosed in this Prospectus (including the appendix) and the Trust’s SAI, and both this Prospectus (including the appendix) and the SAI are posted on the Pacific Funds website, this information is not separately provided on the website.

Share Class	Front-end Sales Charge	Annual Distribution and/or Service Fees	CDSC	Conversion to Class A Shares
Class A	YES— initial sales charge which may be waived or reduced.	0.25%	NONE —refer to the Contingent Deferred Sales Charges (“CDSCs”) subsection.	N/A
Class B	NONE	1.00%	YES —up to 5.00% on shares redeemed within a certain period.	YES — after eight (8) years.
Class C	NONE	1.00%	YES —1.00% on shares redeemed within one year of purchase.	NO
Class I	NONE	NONE	NONE	NO
Class R	NONE	0.50%	NONE	NO
Advisor Class	NONE	NONE	NONE	NO
Investor Class	NONE	0.25%	NONE	NO

Share Class Eligibility

Class A and Class C Shares

Class A and Class C shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

Class B Shares

Effective as of the close of business on July 31, 2017, Class B shares were closed and are no longer available for purchase by new or existing investors. Any existing investors in Class B shares as of close of business on July 31, 2017 may continue to hold such shares until Class B shares convert to Class A shares or are otherwise redeemed, and may continue to exchange their Class B shares for Class B shares of other eligible Funds as permitted by the Trust’s exchange privilege, but will not be able to make any additional investments in Class B shares (except through reinvestment of dividends and capital gains distributions).

Class I Shares

Class I shares are available to certain institutional investors and directly to certain individual investors as set forth below:

Institutional Investors are corporations, retirement plans, foundations/endowments and investors who purchase through a fee-based advisory program offered through a selling group member that enters into a fee-based advisory program agreement with the Distributor of the Trust’s Funds. In a fee-based advisory program, a financial intermediary typically charges each investor a single fee based on the value of the investor’s account in exchange for providing various services (like management, brokerage and custody) to that account.

Individual Investors for the PF Fixed Income Funds include trustees and officers of the Trust, directors, officers, and employees of Pacific Life Insurance Company and its affiliates, and immediate family members of all such persons.

Class R Shares

Class R shares are generally only available to certain employer-sponsored retirement, savings or benefit plans held in plan level or omnibus accounts. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts (“ESA”), simplified employee pensions (“SEPs”), salary reduction simplified employee pensions (“SAR-SEPs”), Savings Incentive Match Plan for Employees (“SIMPLE”) Individual Retirement Accounts (“IRAs”), individual 403(b)s and most individual retirement accounts.

Advisor Class and Investor Class Shares

Advisor Class and Investor Class shares are generally only available to investors who purchase through a fee-based advisory program offered through a selling group member that enters into a fee-based advisory program agreement with the Distributor of the Funds and to certain employer-sponsored retirement, savings or benefit plans held in plan level or omnibus accounts. In a fee-based advisory program, a financial intermediary typically charges each investor a single fee based on the value of the investor’s account in exchange for providing various services (like management, brokerage and custody) to that account. Investor Class shares are offered to individual investors through mutual

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fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks or trust companies that have entered into a selling agreement with the Funds’ Distributor.

For the PF U.S. Equity Funds, Pacific Funds Diversified Alternatives and Portfolio Optimization Funds, Advisor Class shares are also available for purchase by trustees and officers of the Trust, directors, officers and employees of Pacific Life Insurance Company and its affiliates, and immediate family members of all such persons.

Distribution and/or Service Fees

To pay for the cost of promoting the Funds and servicing your account, each class of shares, other than Class A, Class I, Investor Class and Advisor Class, has adopted a Distribution and Service Plan in accordance with Rule 12b-1 (“12b-1”) under the 1940 Act. A non-12b-1 Service Plan has been adopted for Class A shares and a 12b-1 Distribution Plan has been adopted for Investor Class shares. Because 12b-1 and service fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time and may cause you to pay more than the maximum permitted initial sales charges described in this Prospectus.

Initial Sales Charges

The Funds are grouped into different categories for determining initial sales charges. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I — Portfolio Optimization Funds and Pacific Funds Diversified Alternatives – Class A shares:

Investment	Sales charge as a % of offering price	Sales charge as a % of Net Amount Invested
Under $50,000	5.50%	5.82%
$50,000 to under $100,000	4.75%	4.99%
$100,000 to under $250,000	3.75%	3.90%
$250,000 to under $500,000	3.00%	3.09%
$500,000 to under $1,000,000	2.10%	2.15%
$1,000,000 and over*	0.00%	0.00%

Category II — Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds High Income and the PF U.S. Equity Funds – Class A shares:

Investment	Sales charge as a % of offering price	Sales charge as a % of Net Amount Invested
Under $100,000	4.25%	4.44%
$100,000 to under $250,000	3.50%	3.63%
$250,000 to under $500,000	2.25%	2.30%
$500,000 and over*	0.00%	0.00%

Category III — Pacific Funds Short Duration Income, Pacific Funds Floating Rate Income and Pacific Funds Limited Duration High Income – Class A shares:

Investment	Sales charge as a % of offering price	Sales charge as a % of Net Amount Invested
Under $100,000	3.00%	3.09%
$100,000 to under $250,000	2.25%	2.30%
$250,000 to under $500,000	1.50%	1.52%
$500,000 and over*	0.00%	0.00%

*  Shares will be subject to a CDSC of 1.00% if you sell shares within one year of purchase. Please see the CDSCs on Class A Shares subsection within the Overview of the Share Classes section of this Prospectus for additional information.

As noted in the tables above, discounts (breakpoints) are available for larger purchases.

Sales Charges — Waivers and Reductions (Class A Shares)

The availability of the sales charge waivers and reductions (discounts) described in this section and the following Contingent Deferred Sales Charges section of the Prospectus will depend upon whether you purchase or redeem your Class A shares directly from a Fund or through a financial intermediary, as well as through which financial intermediary you transact your shares. Financial intermediary-specific sales charge waivers and reductions that may vary from the waivers and reductions described below are set forth in the appendix to this Prospectus, Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries. In all circumstances, it is your

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responsibility to notify the Fund (if you purchased directly from the Fund) or your financial intermediary (if you purchased through a financial intermediary) at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions.

Waiver of the Class A Initial Sales Charges

Class A shares may be purchased without a front-end sales charge by the following individuals:

•  Registered representatives and employees of broker/dealers with a current distribution or selling agreement with the Trust and such broker/dealers’ affiliates;

• Employees of current Managers to the Trust, other service providers to the Trust and their affiliates;

• Immediate family members, as described below under Aggregating Accounts, of all the above referenced persons;

• Investors who purchase through a fee-based advisory program sponsored by a financial intermediary or similar program under which clients pay a fee to the financial intermediary;

• Investors who purchase through an omnibus account sponsored by a financial intermediary that does not accept or charge the Class A initial sales charge (Note: Your financial intermediary may charge transaction fees or additional fees that are separate from Fund fees and expenses.);

• Qualified retirement plans where the plan’s investments are part of an omnibus account sponsored by a financial intermediary that does not accept or charge the Class A initial sales charge (Note: Your financial intermediary may charge transaction fees or additional fees that are separate from Fund fees and expenses.);

• Pacific Life Individual(k) Program participants who purchase shares in repayment of an outstanding loan under this program; and

• Investors who purchase through a self-directed investment brokerage account offered by a financial intermediary that does not accept or charge the Class A initial sales charge (Note: Your financial intermediary may charge transaction fees or additional fees that are separate from Fund fees and expenses.).

No investor will pay a Class A initial sales charge in the following circumstances:

•  When reinvesting dividends and distributions;

• When exchanging Class A shares of one Fund, that were previously assessed a sales charge, for Class A shares of another Fund; and

• As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

Reinstatement Privilege

If you sell shares of a Fund and withdraw your money from a Fund, you may reinstate into the same account, within 60 days of the date of your redemption, some or all of the proceeds in that Fund, or the same share class of any Fund that the Trust offers that you own at the time of the reinstatement, without paying a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares. For purposes of the CDSC, if you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares or from the date the shares were exchanged from an initial investment in the PL Money Market Fund (the PL Money Market Fund was liquidated as of March 31, 2014 and is no longer available for investment). This privilege can be used only once per calendar year per account. Contact your financial intermediary or Pacific Funds customer service at (800) 722-2333 (select Option 2) for additional information. You must identify and provide information to the Trust or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Trust, its transfer agent, and financial intermediaries will not be responsible for providing this information.

Requirements

To receive a front-end sales charge waiver, the NAV Authorization section must be completed on the applicable Account Application or completed on an Account Maintenance Request form and provided to the Trust in advance of or at the time of purchase. Any financial intermediary initiating a purchase of Class A shares at NAV is responsible for verifying that each purchase is executed in accordance with the waiver guidelines outlined above or in the appendix to the Prospectus, as applicable. If you or your financial intermediary fail to identify that you qualify for a sales charge waiver, your purchase may include a front-end sales charge.

Reduction of Initial Sales Charge (Class A Shares)

You and your immediate family members can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedule; refer to the Initial Sales Charges (Class A Shares) subsection of this Prospectus for the sales charge schedule applicable to your Fund.

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Letter of Intent Privilege

Allows you to pledge to purchase Class A shares over a 13-month period and pay the same sales charge (if any) as if the shares had all been purchased at once whether you hold your shares directly with a Fund or through another financial intermediary. Purchases in all account types (e.g., IRA, retail, etc.), and purchases of Classes A and C shares by you and your immediate family members that are provided for purposes of the Letter of Intent will credit towards fulfilling the Letter of Intent on the new account. At the time you enter into the Letter of Intent, you select your total investment goal amount. Part of the Letter of Intent amount will be held in escrow to cover additional sales charges that may be incurred if the total investments (calculated at the offering price) over the 13-month period are insufficient to qualify for the sales charge reduction. Capital appreciation, reinvested dividends and reinvested capital gains distributions do not count toward the Letter of Intent amount. After a Letter of Intent has been fulfilled or terminated, any applicable sales charge breakpoints will be determined by Rights of Accumulation if the account includes this privilege.

Rights of Accumulation Privilege

Allows you and your immediate family members and participants of a SIMPLE and SEP group plan to include the current value (calculated at the offering price) or original purchase amounts (calculated net of any applicable sales charges) less withdrawals, whichever is more beneficial, in all share classes of accounts already owned in order to calculate the sales charge breakpoint for the next purchase at the offering price, whether you hold your shares directly with a Fund or through another financial intermediary. Accounts holding Class I, Class R, Advisor Class or Investor Class shares cannot be combined for Rights of Accumulation.

Combination Privilege

You may combine all identified orders received on the same day and processed in a single transaction to reduce your Class A sales charge. Orders related to Class B, Class I, Class R, Advisor Class or Investor Class shares cannot be used for Combination Privilege purposes.

It is your responsibility to inform your financial intermediary or the Trust of any and all other accounts that may be linked together for the purposes of determining whether the application of a letter of intent, rights of accumulation or combination privilege would make Class A shares a more suitable investment than other share classes.

Aggregating Accounts

Immediate Family Members	You and your “immediate family members” may combine all of your Pacific Funds investments to reduce your Class A sales charge. Immediate family members include:
	• Parents • Siblings • Dependents • Brothers-in-law • Grandparents	• Spouse or as recognized under local law • Children • Parents-in-law • Sisters-in-law
Entities

If the account owner is an entity (e.g., a trust, a qualified plan, etc.), the privileges described above will apply to the beneficial owners and trustees of the entity. For purposes of applying these privileges, investments for the accounts of entities and their affiliates may be aggregated. Omnibus accounts or other accounts that are not on the books of Pacific Funds or its transfer agent may not be aggregated unless documentation is provided that Pacific Funds deems sufficient to verify the ownership of such accounts, along with any other information Pacific Funds deems necessary to implement the appropriate privileges, such as account values.

Participants of a SIMPLE and SEP Group Plan

Participants of a SIMPLE IRA or SEP IRA group plan may combine all Pacific Funds investments to reduce Class A sales charges. Rights of Accumulation, as described above, are allowed once approved by the plan sponsor and contributions are received at Pacific Funds. As a participant, you must elect to combine your account with either the plan or immediate family members. Other personal accounts you own and accounts owned by immediate family members cannot be linked to the SIMPLE IRA or SEP IRA group plan.

Requirements

To take advantage of these privileges, the account owner (or beneficial owner or trustee), must identify and provide all applicable Pacific Funds account numbers or other requested information, including those account numbers opened through a financial intermediary, to the Trust in advance or at the time of the purchase that they qualify for such a reduction. It is the responsibility of the financial intermediary to ensure that an investor obtains the proper “breakpoint” discounts. If the financial intermediary or the Trust is not notified that you are eligible for a reduction, you may not receive a sales charge discount that you would be otherwise entitled.

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Contingent Deferred Sales Charges (“CDSCs”)

CDSCs on Class A Shares

If your account value, including the amount of your current investment, totals $1 million or more for Category I Funds or $500,000 or more for Category II and III Funds, you will not pay a front-end sales charge on your investment amount. However, if you sell these shares (for which you did not pay a front-end sales charge) within one year of purchase, you will pay a CDSC of 1%.

CDSCs on Class B shares

A CDSC may be applied to Class B shares that you sell within eight years of the date you purchased the Class B shares, as shown in the table below, unless you qualify for a CDSC waiver as outlined below. The contingent deferred sales charge is eliminated eight years after your purchase.

Years since purchase:	1	2	3	4	5	6	7	8 and after
CDSC on shares sold:	5.00%	4.00%	4.00%	3.00%	2.00%	2.00%	1.00%	0.00%

Class B shares automatically convert to Class A shares in the month of the ninth anniversary of the purchase date. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable.

CDSCs on Class C shares

Class C shares are sold without an initial sales charge. However, Class C shares are subject to a CDSC. You will be charged a 1% CDSC on shares that you redeem within one year of purchase, unless you qualify for one of the CDSC waivers outlined below.

For Category I Funds, the initial and subsequent purchase maximum per transaction for Class C shares is less than $1 million. For Category II and III Funds, the initial and subsequent purchase maximum per transaction for Class C shares is less than $500,000. If you were to invest more than these stated amounts, in most cases Class A or Class I shares for eligible investors would be the most advantageous choice. You should carefully consider whether two or more purchases exceeding the referenced amounts are suitable in light of your own circumstances.

Computing a CDSC

To keep your CDSC as low as possible, the amount of the CDSC will be based on the lesser of your purchase price or redemption price. We will first sell shares in your account that are not subject to a CDSC and then will sell shares in the order in which they were purchased (i.e., first in, first out). There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSC, if applicable, will be calculated on loans taken under the Pacific Life Individual(k) Program. A new CDSC period will begin, when applicable, for each investment made in repayment of an outstanding loan under such Program.

CDSC Waivers

The CDSC for each applicable Class will be waived in the following cases:

• Redemptions following the permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder. The waiver is available only for shares held at the time of initial determination of permanent disability.

• Redemptions following the death of a shareholder as long as full redemption is requested within one year of the date of death.

• Redemptions for an IRA account following the death of a shareholder as long as re-registration is made within one year of death. The waiver is available only for shares held at the time of death.

• Redemption amounts made through a Systematic Withdrawal Plan (“SWP”) are limited to 10% per year of the current account value on the day the SWP is established, provided all dividends and distributions are reinvested (“CDSC Waiver Eligible Amount”). The CDSC Waiver Eligible Amount will remain the same for subsequent SWP redemptions. The SWP redemption amount may be higher or lower than the CDSC Waiver Eligible Amount. The frequency of the SWP determines what portion of the CDSC Waiver Eligible Amount applies to each SWP transaction. Any SWP redemption in excess of the amount eligible for the CDSC waiver may be subject to a CDSC. If the existing SWP is cancelled and a new SWP is established later, a new CDSC Waiver Eligible Amount would be determined.

• Required Minimum Distributions (“RMD”), as required under the Internal Revenue Code, to the extent of the RMD amount attributed to your individual retirement account (“IRA”) with Pacific Funds.

• Excess contributions as required under the Internal Revenue Code.

Any financial intermediary initiating a redemption eligible for a CDSC waiver is responsible for verifying that each redemption is executed in accordance with the CDSC waiver guidelines outlined above or in the appendix to the Prospectus, as applicable. If your financial intermediary fails to identify that you qualify for a CDSC waiver, your redemption may include a CDSC.

If you think that you might be eligible for a CDSC waiver, contact your financial intermediary. To receive a CDSC waiver, the Trust must be notified at the time of the redemption request. Please see the Distribution of Fund Shares section in the SAI for additional information about other CDSC waivers.

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PURCHASING SHARES

You can invest in the Funds directly with the Trust by using a financial professional or through a broker-dealer or other financial intermediary. Financial intermediaries can help you buy, sell, and exchange shares and maintain your account. Certain financial intermediaries may charge transaction fees or other fees that are in addition to any fees described in this Prospectus. The Funds can be used in a variety of retirement plans, including individual retirement accounts, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP Rollovers, Individual 401k plans and other qualified plans, such as Coverdell ESAs. Shareholders may be charged additional expenses for a Pacific Funds IRA, including an annual retirement account custodial fee or fees to transfer an IRA account to another provider or to take a distribution. Contact your financial professional for more information regarding your options. The Funds are generally available only in the United States (the 50 states, District of Columbia, and the territories of Guam, Puerto Rico, and the U.S. Virgin Islands).

Minimums

There are no minimum investments for Class R, Investor Class or Advisor Class shares.

Account Type / Plan	Initial Investment	Subsequent Investment
The minimum investments for Class A and Class C shares are as follows:
Retail Accounts	$1,000 per Fund	$50 per Fund
IRAs, Roth IRAs, SEP IRAs, ESAs	$1,000 per Fund	$50 per Fund
SIMPLE IRAs, SAR-SEPs	No minimum	No minimum
Employer Sponsored Retirement Plans	No minimum	No minimum
Preauthorized Investment Plan	$50 per Fund, per draft	$50 per Fund, per draft

The minimum investments for Class I shares are as follows:
Class I shares (Institutional Investors)	$500,000	No minimum
Class I shares (Individual Investors)	No minimum	No minimum

Pacific Funds reserves the right to waive minimum investment amounts, including for certain types of retirement plans. Pacific Funds and the Distributor reserve the right to reject any request to buy shares.

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How to Purchase Shares

Class A and Class C shares:

Method	Opening an account	Adding to an account
Through a Financial Intermediary:	Contact your financial professional.	Contact your financial professional.

By Mail:

Complete the applicable Account Application, ensuring that you include your registered representative’s name and appropriate share class. Account Applications without a registered representative’s name or share class may be returned by the Trust. Return the completed Account Application with either your investment check or select electronic funds transfer (“EFT”) option under How to Fund Your Account and send to Pacific Funds to the following address:

Regular Mail:
Pacific Funds
PO Box 9768
Providence, RI 02940-9768

Overnight Mail:
Pacific Funds
Attn: Work Management
4400 Computer Drive
Westborough, MA 01581

Purchase and sale orders for accounts held directly with the Trust are executed at the next net asset value (“NAV”), plus or minus any applicable sales charges, determined after the transfer agent of the Trust receives an order in proper form at its processing location in Westborough, MA (which may not be the same day the order is first received at the Trust’s P.O. Box for any orders sent to the Trust’s P.O. Box as these orders must be picked up and delivered to the Trust’s Westborough, MA location for review and processing). Purchase and sale orders for accounts held with a financial intermediary are executed at the next NAV, plus or minus any applicable sales charges, determined after the order is received by the financial intermediary in proper form. Please see Execution of Your Requests subsection below.

Complete the Add to your Account form included with your quarterly account statement or submit a letter of instruction indicating the desired investment allocations. Make your check payable to “Pacific Funds” and remember to include your account number and investment allocations with your check.

By Telephone:	Not applicable.

To transfer money from your bank account to your Pacific Funds account using electronic funds transfer (“EFT”), call (800) 722-2333 (select Option 2) and provide the Fund name and share class, your Pacific Funds account number, the name(s) in which the Pacific Funds account is registered and the amount of the electronic transfer. Bank information must be open and active on your account. To set up EFT, complete the Financial Institution Information on the Account Application or the applicable redemption/distribution form.

Refer to Telephone Instructions under Execution of Your Requests below for additional information.

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Method	Opening an account	Adding to an account

By Wire:

To open your account using wired funds, complete the applicable Account Application and send it to Pacific Funds at the address above. Call customer service at (800) 722-2333 (select Option 2) to obtain your account number and wire instructions.

Once your account is opened, you may call customer service at (800) 722-2333 (select Option 2) to obtain wire instructions.

By Preauthorized Investment Plan:

You may make systematic investments through a preauthorized transfer from your bank or other financial institution to your Pacific Funds account ($50 minimum per fund, per draft, if the initial investment of $1,000 is met). A preauthorized investment plan may take up to 7 calendar days to establish and become active. Please note that purchases made through a preauthorized investment plan will begin to process 2 business days prior to the draft date. Any changes made to a plan within the 2 business days will be effective with the next draft. If a start date is not provided, or occurs during the 20 day set-up period, systematic investments would begin one month from the date the plan is established.

Forms of Payment

Acceptable forms of payment

•  Personal checks or bank draft (cashier’s check, official bank check, or treasury check) drawn on a U.S. bank;

• Money orders and traveler’s checks in single denominations of more than $10,000 if they were to originate in a U.S. bank;

• Third party checks when there is a clear connection of the third party to the underlying transaction; and

• Wire transfers that originate in U.S. banks.

Unacceptable forms of payment

•   Cash;

•  Starter checks;

• Credit cards or checks drawn against a credit account;

• Money orders or traveler’s checks in single denominations of $10,000 or less from any institution;

• Personal check, bank drafts, money orders, traveler’s checks, or wire transfers drawn on non-U.S. banks, even if the payment were effected through a U.S. bank; and

• Third party checks when there is not a clear connection of the third party to the underlying transaction.

All unacceptable forms of investment will be returned. The Trust reserves the right to accept or reject any form of payment and to change its forms of investment policy at any time. If your check does not clear, your purchase will be cancelled, and you will be liable for any losses and fees incurred by the Trust or its transfer agent.

Class B Shares:

Class B shares are closed to any new or additional purchases (existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the Trust’s exchange privilege).

Class I Shares:

Class I shares are generally offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Investors in Class I shares, other than the individual investors noted above, may generally not purchase, exchange or redeem shares of the Fund directly from the Fund. Shares instead may be purchased, exchanged or redeemed only through such financial intermediaries. Class I shares made available through full service broker-dealers may be available through fee-based advisory relationships under which such broker-dealers impose additional fees for services connected to the account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

Class R Shares:

Class R shares are generally available only to certain employer-sponsored retirement, savings, or benefit plans held in plan level or omnibus accounts. Class R shares are not available to retail accounts, traditional or Roth IRAs, Coverdell ESAs, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts.

Participants in retirement plans must contact their plan’s administrator to purchase, redeem, or exchange Class R shares. The plan administrator can provide employees with detailed information on how to participate in the plan in accordance with the plan’s specific provisions. Plans may require separate applications and their policies and procedures may be different than, and may charge fees in addition to, those described in this Prospectus. Participants should contact their employee benefits office or the plan administrator for questions about

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their specific accounts. Participants should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the participant places an order with the plan administrator and the time the order is forwarded to Trust’s transfer agent for execution. It is the responsibility of authorized dealers, plan administrators, or other financial institutions to accept and transmit orders received by them so they will be received and processed in a timely manner by the Trust.

Eligible retirement plans may open an account and purchase Class R shares by contacting any authorized dealer or other financial institution (the dealer or other financial institution may impose transaction charges in addition to those described in this Prospectus). Class R shares may not be available through all dealers, and other classes of the Funds may be available to retirement plans.

Participants should contact their employee benefits office or the plan administrator to determine how to invest in the Trust and/or change the contribution amount to the plan.

Advisor Class and Investor Class Shares:

Contact your financial intermediary for instructions on how to purchase Advisor Class and Investor Class shares.

The Trust and the Distributor reserve the right to reject any request to buy shares.

Contribution Limits:

Accounts such as Traditional or Roth IRAs and Coverdell ESAs, have contribution limits that should not be exceeded. If your account were a SIMPLE IRA, SEP IRA, SAR-SEP or 403(b)(7) or if your account were owned by a qualified plan or an individual 401(k) account, contribution limits would also apply, and contributions by personal check may not be appropriate. Consult your tax adviser for additional information.

REDEEMING SHARES

Selling Shares

Class A, B, C and Individual Investors of Class I Shares:

You may sell Fund shares by contacting your financial intermediary or the Trust directly. Refer to the Medallion Signature Guarantees subsection below for additional guidelines that may be applicable.

In Writing:

To sell shares in writing, send a signed written request or signed distribution form specifying the Fund name and share class, account number, name(s) registered on the account and the dollar value or number of shares you wish to sell. Where applicable, federal income tax will be withheld from retirement assets, unless notified otherwise. Signatures of all shareholders are required and must match the account registration or the authorized signer on file.

By Telephone:

You may sell shares up to $100,000 in gross value by telephone on certain account types by calling customer service at (800) 722-2333 (select Option 2) provided certain criteria are met. To disable this option, check the appropriate box on your Account Application or the applicable redemption/distribution form. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions.

Systematic Withdrawal Plan (“SWP”):

You can set up automatic monthly, quarterly, semi-annual or annual redemptions on your account, as long as the value of the account is at least $5,000 at the time the SWP is established. You may redeem a fixed dollar amount (minimum $50), a fixed number of shares (five shares or more), or a whole percentage of the account value, which will be applied to the account value at the time of each SWP redemption in order to determine the redemption amount. Please be aware that SWP redemptions may be subject to a CDSC – See the CDSC Waivers subsection for applicable waivers. Because a CDSC may apply, it may not be advantageous to you to make additional investments while participating in a SWP. To establish a SWP, you must complete the appropriate sections on the applicable form. You may receive this form from customer service by calling customer service at (800) 722-2333 (select Option 2).

Proceeds will be mailed to an address that has been on record for at least 15 days or can be sent to a third party recipient if a letter of instruction, signed by all authorized shareholders, and a Medallion Signature Guarantee were to accompany the request. Proceeds can also be wired to a pre-designated bank account (subject to a $10,000 minimum), normally by the business day following receipt of your instructions. We do not assume responsibility for additional charges that the receiving institution may impose. To receive proceeds by wire, check the appropriate box on the Account Application or the applicable redemption/distribution form and attach a pre-printed voided check. We will not wire proceeds or account assets to a non-U.S. bank or financial institution.

Depending on the class of shares you own, a CDSC may apply. Shareholders may be charged additional expenses for a Pacific Funds IRA, including an annual fee or fees to transfer an IRA account to another provider or to take a distribution. We may liquidate shares to cover the IRA annual fee or transfer agent fees, including account, wire or overnight delivery fees. We may also close your account and sell your shares if your account value were to fall below investment minimums for any reason, without notice, whether as a result of a redemption, an account charge or a reduction in the market value of your account. This may result in a gain or loss for federal income tax purposes and the imposition of a CDSC.

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Electronic Funds Transfer – You can initiate an electronic funds transfer for as little as $50 or as much as $100,000 from your Pacific Funds account to your bank account. To set up an EFT, you must complete the Financial Institution Information on the Account Application or the applicable redemption/distribution form.

Medallion Signature Guarantees – To protect against fraud and help verify the identity of the person authorizing a sale of shares from an account, a Medallion Signature Guarantee may be required in the following instances:

• For redemption requests over $100,000

• If your address of record was changed within the past 15 days

• If redemption proceeds are to be sent to an address other than the address of record

• If redemption proceeds are made payable to a third party payee

• If redemption proceeds are to be wired to a bank account that has not been established on your account

• For requests to transfer between Pacific Funds accounts with different registrations, except where one or more of the account owners (or beneficial owners) are the same

• Under other circumstances as determined by the Trust or the transfer agent

A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that transactions or changes to your account are in fact authorized by you. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) and the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted.

A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

Class I Shares:

Investors in Class I shares, other than the individual investors noted above, may generally not redeem Fund shares directly from the Fund. Contact your financial intermediary or refer to your plan documents for instructions on how to redeem shares.

Class R Shares:

Participants should contact their employee benefits office or the plan administrator to determine how to change their investment allocations or make redemptions from the plan.

Advisor Class and Investor Class Shares:

Contact your financial intermediary for instructions on how to redeem shares.

EXCHANGING SHARES

Class A, Class B, Class C and Individual Investors of Class I Shares:

The Trust’s exchange privilege affords you the ability to switch your investments among the various Funds of the Trust. Generally, you may exchange a minimum of $50 worth of shares of one Fund for shares of any other available Fund of the Trust within the same share class and base account number.

Exchanges are considered sales and may result in a gain or loss for federal and state income tax purposes. There are currently no additional sales charges or fees for exchanges. For shares subject to a CDSC, the CDSC period begins on the date of the initial investment in the shares subject to a CDSC. For assets initially invested in the Class A shares of PL Money Market Fund (the PL Money Market Fund was liquidated as of March 31, 2014 and is no longer available for investment), which were not subject to a CDSC, the CDSC period, if applicable, began when the shares were exchanged into Class A, Class B or Class C shares of another Fund.

In Writing:

To exchange shares in writing, send a signed written request or signed Investment Exchange Request form specifying the “from” and “to” Fund names, account number, name(s) registered on the account and the dollar value or number of shares you wish to exchange. Signatures of all shareholders are required and must match the account registration or the authorized signer on file.

By Telephone:

You may exchange shares by telephone on certain account types by calling (800) 722-2333 (select Option 2) provided certain criteria are met. To disable this option, check the appropriate box on your Account Application or the applicable redemption/distribution form. Corporate investors and other associations must have an appropriate certification on file authorizing exchanges.

Dollar Cost Averaging

Dollar cost averaging may be used to buy shares of the available Funds in a series of regular purchases instead of in a single purchase. This allows you to average the price you pay for shares over time, and may permit a “smoothing” of abrupt peaks and drops in price. You may use dollar cost averaging to transfer amounts (via an exchange of shares), either on a monthly, quarterly, semi-annual or annual basis, from any available Fund with a value of at least $1,000 to one or more other available Funds. Each exchange must be for at least $50.

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Dollar cost averaging may only be requested in writing by sending a signed letter of instruction or signed Account Maintenance Request form specifying the “from” and “to” Fund names, account number, name(s) registered on the account and the dollar value or number of shares you wish to exchange. Signatures of all shareholders are required and must match the account registration or the authorized signer on file.

Class R Shares:

Participants should contact their employee benefits office or the plan administrator to determine how to change their investment allocations. Participants can exchange Class R shares of one Portfolio Optimization Fund for Class R shares of another Portfolio Optimization Fund that is available through the plan. Exchanges are made at NAV. Before an exchange is requested, each Fund’s investment goal, strategies and policies as described in this Prospectus should be considered. All Portfolio Optimization Funds may not be available in all retirement plans.

Advisor Class, Investor Class and Institutional Investors of Class I Shares:

Contact your financial intermediary to exchange shares.

ADDITIONAL INFORMATION ABOUT FUND PERFORMANCE

The following provides additional explanation regarding information presented in the Performance subsections of the Fund Summaries section.

The information presented in the bar charts and the average annual total return tables were prepared assuming reinvestment of dividends and distributions.

The Portfolio Optimization Funds: Because the performance of each Portfolio Optimization Fund is a composite of the performance of each of the Underlying Funds in which it invests (which may include cash equivalents, fixed income, domestic and/or international equities), there is no one broad-based index to use as a comparison to a Portfolio Optimization Fund’s performance. Therefore, we have provided information regarding the two broad-based benchmark indices that correspond to each Fund’s two broad asset classes, which are broad measures of market performance, to use as a comparison to each Fund’s performance.

In addition, as another Fund performance comparison, composite benchmarks were constructed for each Portfolio Optimization Fund. Each benchmark is comprised of three or more broad-based indices. More information on each benchmark is provided below.

Index Definitions

The following provides definitions of the indices presented in the Fund Summaries section of the Prospectus. The indices have inherent performance advantages over the Funds because they hold no cash and incur no expenses. An investor cannot invest directly in an index. The performance of an index does not reflect the deduction of expenses associated with a Fund, such as investment management fees.

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. 1-5 Year High-Yield Index is an index that covers the universe of fixed-rate, non-investment-grade debt with maturities between one and five years. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country risk are excluded. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (“T-Bill”) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (“T-Bill”) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+.

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All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 1, 2017, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Pacific Funds Portfolio Optimization Composite Benchmarks: The composite benchmarks for the Portfolio Optimization Funds show the performance of a combination of three or more broad-based market indices that represent fixed income, domestic equity, international equity and cash asset class categories in weights that are fixed and specific to each Fund. The composition of each Fund’s composite benchmark is shown below. Results include the reinvestment of all distributions. Prior to July 1, 2012, the weighting to each asset category was adjusted annually to reflect the Fund’s target allocations for the year.

Pacific Funds Portfolio Optimization Conservative Composite Benchmark is 71% Bloomberg Barclays U.S. Aggregate Bond, 17% S&P 500, 7% BofA Merrill Lynch U.S. 3-Month T-Bill, and 5% MSCI EAFE (Net) Indices.

Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg Barclays U.S. Aggregate Bond, 30% S&P 500, 10% MSCI EAFE (Net), and 5% BofA Merrill Lynch U.S. 3-Month T-Bill Indices.

Pacific Funds Portfolio Optimization Moderate Composite Benchmark is 45% S&P 500, 38% Bloomberg Barclays U.S. Aggregate Bond, 15% MSCI EAFE (Net), and 2% BofA Merrill Lynch U.S. 3-Month T-Bill Indices.

Pacific Funds Portfolio Optimization Growth Composite Benchmark is 58% S&P 500, 23% Bloomberg Barclays U.S. Aggregate Bond, and 19% MSCI EAFE (Net) Indices.

Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark is 69% S&P 500, 26% MSCI EAFE (Net), and 5% Bloomberg Barclays U.S. Aggregate Bond Indices.

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. It is constructed to provide a comprehensive and unbiased barometer for the large-capitalization and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. Results include the reinvestment of all distributions.

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Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

OTHER FUND INFORMATION

Execution of Your Requests

Purchase and sale orders for accounts held directly with the Trust are executed at the next net asset value (“NAV”), plus or minus any applicable sales charges, determined after the transfer agent of the Trust receives an order in proper form at its processing location in Westborough, MA (which may not be the same day the order is first received at the Trust’s P.O. Box for any orders sent to the Trust’s P.O. Box as these orders must be picked up and delivered to the Trust’s Westborough, MA location for review and processing). Purchase and sale orders for accounts held with a financial intermediary are executed at the next NAV, plus or minus any applicable sales charges, determined after the order is received by the financial intermediary in proper form. The NAV per share plus any applicable sales charge is also known as the offering price. Systematic withdrawals scheduled to fall on a month end (including year-end withdrawals) which is a weekend or holiday, will be deemed an order for the last business day of that month. If you were to purchase by wire, the order would be deemed to be in proper form after the Account Application, telephone notification and the federal funds wire have been received. If an order or payment by wire were received after the scheduled close of the New York Stock Exchange (“NYSE”), which usually closes at 4:00 p.m. Eastern time, the shares would not be credited until the next business day. You will receive a confirmation of each unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether your intermediary is an “authorized” agent or designee for the receipt of purchase and redemption orders.

Under normal conditions, we typically expect to pay redemption proceeds within three business days following the receipt of your redemption request in proper form. However, we have the right to take up to seven days to pay redemption proceeds and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When you sell shares, we will execute your request at the next determined NAV per share; however, you may be required to wait up to 15 business days before we send your redemption proceeds if the shares that were redeemed were recently purchased by electronic funds transfer or check. This delay is necessary to ensure that the purchase has cleared. To reduce such delay, you should make investments by bank wire or federal funds. We normally will pay cash for all Fund shares you sell using the Fund’s existing cash positions, cash flows, cash reserves or cash generated through the sale of portfolio securities. When making a redemption payment in cash becomes harmful to other shareholders or a Fund, both during normal and stressed market conditions, we may make some or all of the redemption payment in securities at their then current market value equal to the redemption price minus any applicable charges (“redemptions-in-kind”). You will bear market risk while holding such securities and incur transaction costs upon converting the securities to cash. During stressed market conditions, the Fund may be forced to sell portfolio securities at reduced prices or under unfavorable conditions in order to meet redemption requests, which could dilute the interests of the Fund’s remaining shareholders and reduce the value of a Fund.

Telephone instructions – Unless you elect not to have telephone exchange and/or sale privileges, they will automatically be available to you. You may modify or discontinue telephone privileges at any time. You may reinstate these privileges in writing. An exchange or sale request must be received and confirmed prior to the scheduled close of the NYSE, which usually closes at 4:00 pm Eastern time, in order to receive the NAV calculated on that day. If an order is received and/or confirmed after the scheduled close of the NYSE, the order will receive the NAV calculated on the next business day. You may also transact purchases by telephone, if you have established EFT on your account and your request is received in proper form. A telephone purchase request is considered to be in proper form if it is received and confirmed prior to the scheduled close of the NYSE, which usually closes at 4:00 pm Eastern time, and the EFT can be initiated, which requires overnight processing. Because of this, purchase requests generally will receive the NAV calculated on the next business day. Procedures have been established that are reasonably designed to confirm that instructions communicated by telephone are genuine. These procedures may include requiring any person requesting a telephone transaction to provide specific identifying information or recording of the telephone conversation. A written confirmation will be sent to the shareholder(s) of record following a telephone transaction. The Trust or its designee is authorized to act upon instructions received by telephone and you agree that, so long as the procedures are followed, you will hold harmless and indemnify the Trust and/or its administrator or sub-administrator; any of its affiliates; and each of their respective directors, trustees, officers, employees and agents from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with these instructions or the exercise of the telephone privileges. This means that so long as the procedures are followed, you will bear the risk of loss on telephone transaction requests. The Trust or its designee reserves the right to deny any transaction request made by telephone. You will be notified immediately if your request cannot be processed over the telephone. Proceeds from telephone transactions will only be mailed to your address of record or sent (via federal funds wire or electronic funds transfer) to your pre-established bank of record. Telephone privileges are not available for all account types. Contact Pacific Funds for information on availability.

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How Share Prices Are Calculated

Valuation Policy

The Trust’s Board has adopted a policy (“Valuation Policy”) for determining the value of investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. The methodologies used to value the Funds’ investments are described in greater detail in the Investment Valuation subsection below.

Determination of Net Asset Value (“NAV”)

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable Contingent Deferred Sales Charge. Exchange orders within the Funds are effected at NAV. For any transaction, we will use the next NAV calculated after the Trust or its designee receives, in proper form, a request to buy, sell or exchange shares. However, a Fund may, subject to approval by the Board, pay for a sale or exchange, in whole or in part, by a distribution of securities and/or investments from a Fund, in lieu of cash, in accordance with applicable rules.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends or other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

Investment Valuation

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

• Domestic Equity Investments. For Domestic Equity Investments (including exchange-traded funds), the Funds generally use the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and do not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments with no official closing or last reported sales price are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

• Foreign Equity Investments. For Foreign Equity Investments, the Funds generally use the official closing price or last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

• Over-the-Counter (“OTC”) Investments. OTC Investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap contracts are generally valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

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• Domestic and Foreign Debt Investments. Debt Investments, including short-term debt, are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors.

• Investment Companies. Fund investments in other investment companies are valued at their respective published NAVs.

• Exchange Traded Futures Contracts, Options and Swaps. Exchange traded futures contracts, options and swaps are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, options and swaps for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

• Portfolio Optimization Funds and Pacific Funds Diversified Alternatives. The investments of each Portfolio Optimization Fund and Pacific Funds Diversified Alternatives consist of Class P shares of the applicable Underlying Funds they hold, which are valued at their respective NAVs.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy, these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last sale/trade, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to the TVC or to the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

Security and Shareholder Protection

To help fight the funding of terrorism and money laundering activities, federal law generally requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person’s name appears on any governmental agency list of suspected terrorists or terrorist organizations. The Trust may report certain transaction activity to the government. When you open an account, you may be required to provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver’s license, passport or other identifying documents, and corporations and other non-natural persons may have to provide additional identifying information. Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.

Prevention of Disruptive Trading

The Funds are not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Frequent short-term trading or trades that involve relatively large amounts of assets in response to short-term fluctuations in the market can disrupt the management of the Fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance. While these issues can occur in connection with any of the Funds, Funds holding securities that are subject to market pricing inefficiencies could be more susceptible to abuse. Accordingly, the Board adopted a policy with respect to certain limitations on exchanges.

The Trust requires that the limitations specified below on exchanges apply to all persons (i.e., to natural persons, partnerships, corporations, limited liability companies, trusts or any other type of entity) investing in the Funds of the Trust.

To discourage frequent trading, you:

• may not make more than 12 exchanges out of each of the PF Fixed Income Funds or PF U.S. Equity Funds per calendar year.

• may not make more than 2 exchanges out of each of the PF Fixed Income Funds or PF U.S. Equity Funds per calendar month.

For clarification purposes, multiple exchanges out of the same PF Fixed Income Funds or PF U.S. Equity Fund on the same trading day count as one exchange.

The Trust does not accommodate trading in excess of these limitations. The exchange limitations outlined above will not apply to the following transactions:

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• exchanges from a Fund that seeks to achieve its investment goal by investing primarily in other Funds of the Trust;

• redemptions from a Fund;

• systematic transactions (dollar cost averaging, dividend reinvestments, automatic investment plans);

• loans and loan repayments; or

• transactions by omnibus accounts, provided the omnibus provider has its own trading policy which is reasonably designed to prevent disruptive trading activity (as determined by the Trust and the Adviser).

The Trust monitors certain large transaction activity in an attempt to detect patterns of trading that may not be in the best interests of the Trust. While these policies have been adopted to attempt to detect and limit trading that is frequent or disruptive to the Funds’ operations, there is no assurance that the policies would be effective in deterring all such trading activity.

Organizations and individuals that use market timing investment strategies and make frequent exchanges should not invest in Funds of the Trust. The Trust maintains sole discretion to restrict or reject, without prior notice, any exchange instructions and to restrict or reject pre-authorized exchange forms from a market timing organization or individual authorized to give exchange instructions on behalf of multiple shareholders, if in the sole discretion of the Trust (or its agent) the requested transactions were to have a negative impact on remaining shareholders.

The Trust might limit the size, number, and frequency of exchanges if they were to be disruptive to the management of a Fund. The Trust may also otherwise restrict, suspend, or reject any exchange request or privilege that could be harmful to a Fund or to other shareholders, or cancel the exchange privilege altogether. Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.

The Trust reserves the right to impose a transaction fee or redemption fee against future exchange amounts. Prior to imposing any such fee, which is subject to Board approval, we would supplement this Prospectus and provide notice to shareholders.

The Trust is unable to directly monitor the trading activity of beneficial owners who hold shares of the PF Fixed Income Funds or PF U.S. Equity Funds through omnibus accounts (i.e., accounts that are not on the books of the Trust’s transfer agent, for example, third-party 401(k) and other group retirement plans) maintained by financial intermediaries.

Omnibus account arrangements enable financial intermediaries to aggregate share ownership positions of multiple investors and purchase, redeem and exchange shares without the identity of the particular shareholder(s) being known to the Trust. Accordingly, the ability of the Trust to monitor, detect or limit frequent share trading activity through omnibus accounts is limited. In such cases, the Trust or its agent(s) may request from the financial intermediaries information that differs from that which is normally available to the Trust or its agent(s). In such instances, the Trust will seek to monitor purchase and redemption activity through the overall omnibus account(s) or retirement and benefit plan account(s). If the Trust identifies activity that might be indicative of excessive short-term trading activity, the Trust or its designated agent will notify the applicable financial intermediary or retirement and benefit plan and request that it provide or review information on individual account transactions so that the Trust or the financial intermediary or retirement and benefit plan can determine if any investors were engaging in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, the Trust or its designated agent will request that the financial intermediary or retirement and benefit plan take appropriate action to curtail the activity and will also work with the relevant party to do so. Such actions may include actions similar to those that the Trust would take such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If the Trust determines that the financial intermediary or retirement and benefit plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, the Trust or its agent(s) may terminate the relationship. Although these measures are available, there is no assurance that the Trust or its agent(s) will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

Retirement and benefit plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefits plans, excluding Individual Retirement Accounts.

Dividends and Distributions

Each Fund intends to distribute substantially all of its net investment income, as described in the schedule below, and distribute realized capital gains, if any, to shareholders at least annually, although distributions could occur more or less frequently if it is advantageous to the specific Fund and to its shareholders. Except with respect to Class R shares, you may automatically reinvest dividends and capital gains distributions into additional shares of the same class of shares of the same Fund or another available Fund within the same account, if you meet that Fund’s minimum balance requirement. All dividend and capital gain distributions for Class R shares will be automatically reinvested into additional shares of the same class of shares of the same Fund generating such dividend and/or capital gain distribution. No sales charge or CDSC will apply to the reinvested amounts.

Dividends on net investment income, if any, are generally distributed according to the following schedule, although distributions could occur more or less frequently if it is advantageous to the specific Fund and to its shareholders:

• Portfolio Optimization Funds, PF U.S. Equity Funds and Pacific Funds Diversified Alternatives – dividends, if any, are generally declared and paid annually.

• PF Fixed Income Funds – dividends, if any, are generally declared and paid monthly.

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Distribution and Servicing Arrangements

Sales and servicing commissions

The Distributor pays broker-dealers that sell shares of the Funds various forms of sales and servicing compensation as described in the Pacific Funds SAI. The Distributor pays a sales commission for selling Fund shares and a trail commission for servicing Fund shareholders. Trail commissions may take into account, among other things, the length of time the Funds’ shares have been held, your account value, and the share class purchased. The Distributor generally pays sales and servicing commissions from its own resources, and receives compensation from sales charges and distribution and service fees from the Trust’s Distribution and/or Service Plans, which helps the Distributor recoup all or a portion of commissions it pays. See the SAI for details of sales and servicing commission amounts.

Sales-based payments, including sales commissions, primarily create incentives to make new sales of Fund shares; asset-based payments, including trail commissions, create incentives to retain previously sold Fund shares in investor accounts.

Revenue sharing payments

In addition to the sales and servicing commissions noted above, the Distributor or an affiliate may pay to selling group members, from their own resources, additional cash compensation in connection with the promotion and sales of Fund shares and/or servicing Fund shareholders, which may sometimes be referred to as “revenue sharing,” and provide other incentives (non-cash compensation) in connection with the promotion and sale of Fund shares. Not all selling group members receive additional compensation and the amount of compensation varies. The range of additional cash compensation based on sales generally does not exceed 0.25% and trail commissions based on account value generally does not exceed 0.20% on an annual basis. Revenue sharing payments, as well as the other compensation and allowances noted below, may provide your brokerage firm with an incentive to favor the Trust. In consideration for revenue sharing, a brokerage firm may feature certain Funds in its sales system or give preferential access to members of its sales force or management and confer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance or other heightened visibility and access to the brokerage firm’s sales force that may otherwise influence the way that the brokerage firm and the registered representative market the Funds’ shares.

The Distributor hopes to benefit from revenue sharing by increasing Pacific Funds’ net assets, which, as well as benefiting the Trust, would result in additional management and other fees for PLFA and its affiliates.

In addition, Pacific Life as administrator or its affiliates may pay amounts from their own resources (up to 0.25% of account value on an annual basis) to compensate or reimburse unaffiliated financial intermediaries for administrative services and transfer agency functions provided to certain shareholders of the Funds (to the extent the Trust does not pay for such costs directly) such as plans (and plan participants) or other omnibus accounts (and beneficial owners). These administrative services and transfer agency functions include, among other services, acting as shareholder of record, processing purchase and redemption orders, answering questions, establishing and maintaining individual account records (e.g., sub-accounting, cost basis reporting, beneficial owner account statements), and delivering account statements, applicable tax forms, and proxy materials to beneficial owners.

Other compensation and allowances

The Distributor or an affiliate may also pay expense allowances, reimbursements and training allowances. Such payments provide the opportunity for training and other educational programs so that your registered representative may serve you better. The Distributor or an affiliate may also reimburse trade or processing charges (e.g., ticket charges) in connection with the sale of the Funds’ shares. Registered representatives may also receive non-cash compensation such as educational or training seminars or promotional merchandise. See SAI for additional details of such other compensation.

Information about your broker

The registered representative (your broker), who is responsible for selling the Funds’ shares to you, typically receives a portion of the compensation that is payable to the selling group member with which he or she is associated, depending on the agreement between your registered representative and his or her firm. The Distributor and the Trust are not involved in determining that compensation arrangement which may present its own incentives or conflicts. You may ask your registered representative how he or she will personally be compensated for the transaction.

PLFA, the Distributor and their affiliates may have other relationships with your brokerage firm relating to the provisions of the service to the Trust, such as providing omnibus account services, transaction processing service or effecting portfolio transactions for Funds. If your brokerage firm provides these services, the investment adviser or the Trust may compensate the firm for these services. In addition, your brokerage firm may have other compensation relationships with the investment adviser or its affiliates that are not related to the Trust.

Additional information

The compensation that is described in this section as well as in the SAI, and any other compensation or benefits provided by PLFA, the Distributor or its affiliates may be more or less than the overall compensation paid to selling group members on similar or other products and may influence your registered representative, broker-dealer, or other financial intermediaries to present or make available Pacific Funds over other investment options in the marketplace. You should ask your registered representative or financial intermediary how they are compensated for selling shares of the Trust. Please refer to the SAI for additional details on distribution and servicing arrangements, other compensation and allowances, and revenue sharing payments, including the list of broker-dealers or other firms that were receiving revenue sharing payments as of March 31, 2017.

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General Summary of Tax Consequences

The following discussion relates only to federal income tax. Refer to the SAI for additional federal income tax information. The consequences under other tax laws may differ. You should consult with your tax adviser regarding the possible application of foreign, state and local income tax laws to Fund dividends and capital gains distributions. Pacific Funds, its Distributor (Pacific Select Distributors, LLC), its Administrator (Pacific Life Insurance Company) and each of their respective affiliates and representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.

Each Fund will distribute substantially all of its income and realized capital gains to its shareholders every year. These distributions are taxed as either ordinary income, “qualified dividends,” or long-term capital gains. Federal taxes on capital gains distributions are determined by how long the Fund owned the investments that generated the gains, not how long a shareholder has owned the shares and there is no requirement that the Funds take into consideration any tax implications when implementing their investment strategies. Funds with high portfolio turnover may realize gains at an earlier time than Funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates. All distributions paid by a Fund will generally be taxable to you regardless of whether they are paid in cash or reinvested in additional shares of the Fund. Shareholders should note that a Fund may have distributions of income and capital gains to shareholders, which will be taxable to shareholders, even when share values have declined.

Generally, shareholders are subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the IRC, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares within such tax exempt accounts. Accordingly, a plan participant whose retirement plan invests in a Fund generally is not taxed on dividends or distributions received by the plan or on sales or exchanges of shares of a Fund by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income and may be subject to a 10% federal penalty tax if taken prior to the age of 59 1⁄2.

Currently, the maximum tax rate for individual taxpayers on long-term capital gains and qualified dividends is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. This rate does not apply to corporate taxpayers. Distributions of earnings from non-qualifying dividends, interest income and short-term capital gains will be taxed at the taxpayer’s ordinary income tax rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower rate on qualified dividends. In addition, certain holdings period requirements must be satisfied by both a Fund and shareholder in order to be eligible for lower rates on qualified dividends.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

You will owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you were to buy shares on or just before the record date of a Fund distribution, you would pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a Fund were to declare a distribution in October, November or December but pay it in January, you could or might be taxed on the amount of the distribution as if you were to receive it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to U.S. federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares would be a capital gain or loss if you were to hold the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss would generally be a long-term capital gain or loss if you were to hold the shares for more than one year; otherwise such gain or loss would generally be a short-term capital gain or loss.

You must provide your correct taxpayer identification number and certify that you are not subject to backup withholding for each Fund in which you invest. If not, the Fund would be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding.

The Portfolio Optimization Funds and Pacific Funds Diversified Alternatives can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives or the Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income.

None of the Portfolio Optimization Funds or Pacific Funds Diversified Alternatives can use gains distributed by one Underlying Fund to offset losses in another Underlying Fund. Redemptions of shares in an Underlying Fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary income. Further, a portion of any losses on Underlying Fund share redemptions may be deferred under the “wash sale” rules. As a result of these factors, the Portfolio Optimization Funds’ and Pacific Funds Diversified Alternatives’ “fund of funds” structure could affect the amount, timing and character of distributions to shareholders. The Portfolio Optimization Funds and Pacific Funds Diversified Alternatives may be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).

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Document Delivery

Shareholder Mailings

To help reduce Fund expenses, environmental waste and the volume of mail you receive, only one copy of Pacific Funds’ shareholder documents (such as the Prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to shareholders who share the same household address (“Householding”). You may elect to not participate in Householding by contacting the Trust or by opting out via the Account Application. If you are not currently participating in Householding, you may elect to do so by writing to Pacific Funds. The current shareholder documents are available on the Trust’s website at any time or an individual copy of any of these documents may be requested as described on the back cover of this Prospectus.

Unclaimed Property

It is the shareholder’s responsibility to ensure that Pacific Funds maintains a correct address for his or her account(s). If the Trust, or its transfer agent, is unable to locate a shareholder, it may determine that the shareholder’s account legally has been abandoned. In addition, if your account has no activity in it for a certain period of time, or the Trust or its transfer agent have had no contact with you and are unable to contact you regarding your account pursuant to time periods set forth by certain state regulations, the Trust may be required to transfer the assets in your account to the appropriate state under its unclaimed property laws.

If you have previously elected to receive dividend and/or capital gains distributions via check to your address of record instead of being automatically reinvested in your account, and the check(s) are returned to us for non-delivery or remain uncashed for six months, we will change your existing account distribution election to automatically reinvest any and all future distributions in to your account until you provide a new address. In addition, following the six month period, any returned and/or uncashed checks may be cancelled and the amount of the check will be invested in your account. No interest will accrue on any such amounts.

Electronic Delivery Consent

Subject to availability and/or current regulations, you may authorize the Trust to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and confirmations, proxy statements, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by indicating so on the Account Application, or by sending us instructions (in writing in a form acceptable to us) of your request to receive such documents electronically, or subject to availability, via our Internet website. Not all account documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned accounts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

• You must provide a current e-mail address and notify the Trust promptly when your e-mail address changes.

• You must update any e-mail filters that may prevent you from receiving e-mail notifications from the Trust.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned accounts, both owners are consenting that the primary owner will receive information electronically. (Only the primary owner will receive e-mail notices.)

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

The Trust is not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call customer service at (800) 722-2333 (select Option 2) if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Fund Organization

Pacific Funds Series Trust, which is organized as a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust.” Its business and affairs are managed by its Board. The Trust is comprised of multiple Funds, some of which are offered in this Prospectus and others of which are offered in separate prospectuses. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the IRC. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. The Trust may discontinue offering shares of any Fund at any time or may offer shares of a new Fund. If a Fund were discontinued, any investment allocation to that Fund would be allocated to another Fund upon approval of the trustees, as long as any required regulatory approvals were met.

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ABOUT MANAGEMENT

This section provides information about the Managers that manage the Funds offered in this Prospectus. PLFA, Pacific Asset Management and the sub-advisers are each a “Manager” and together the “Managers.”

PLFA, the investment adviser to the Trust, a Delaware limited liability company and wholly-owned subsidiary of Pacific Life Insurance Company, is located at 700 Newport Center Drive, Newport Beach, CA 92660. Established in 2007, PLFA is an experienced investment management organization that manages multi-asset class investment strategies.

In its role as investment adviser, PLFA, subject to review of the Trust’s Board, also supervises the management of the Funds. PLFA directly manages the five Portfolio Optimization Funds and Pacific Funds Diversified Alternatives. PLFA also does business under the name “Pacific Asset Management” and manages the PF Fixed Income Funds under the Pacific Asset Management name. For the PF U.S. Equity Funds and most of the Underlying Funds, PLFA has retained other management firms as sub-advisers, many of which have a worldwide market presence and extensive research capabilities. PLFA, subject to the review of the Trust’s Board, oversees and monitors the performance of these sub-advisers and recommends their hiring, termination and replacement.

Under an exemptive order from the SEC, PLFA and the Trust can hire, terminate and replace sub-advisers (except, as a general matter, sub-advisers affiliated with PLFA) without shareholder approval. Within 90 days of the hiring of any new sub-adviser, shareholders of the affected Fund will be sent information about the change. Information about the Underlying Funds is contained in separate prospectuses, which can be obtained as described on the back cover of this Prospectus.

PLFA also oversees and monitors the nature and quality of the services provided by the sub-advisers, including investment performance and execution of investment strategies. PLFA conducts due diligence on sub-advisers to evaluate their investment processes, adherence to investment styles, strategies and techniques, and other factors that may be relevant to the services provided to the Funds. For all Funds, PLFA also performs compliance monitoring services to help maintain compliance with applicable laws and regulations. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.

Each Fund pays PLFA a management fee for the services it provides as investment adviser. PLFA also uses part of the management fee to pay for the services of the sub-advisers. For the most recent fiscal year ended March 31, 2017, PLFA was paid management fees (net of any waivers) for each of the Funds as a percentage of average daily net assets as set out in the table below. A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements for the Funds in this Prospectus, as applicable, is available in the Funds’ annual report dated March 31, 2017.

Fund	Management Fee Paid for Fiscal Year Ended 3/31/17 (as a percentage of average net assets)
Pacific Funds Portfolio Optimization Conservative Pacific Funds Portfolio Optimization Moderate-Conservative Pacific Funds Portfolio Optimization Moderate Pacific Funds Portfolio Optimization Growth Pacific Funds Portfolio Optimization Aggressive-Growth	0.20%
Pacific Funds Short Duration Income	0.40%
Pacific Funds Core Income	0.50%
Pacific Funds Strategic Income	0.60%
Pacific Funds Floating Rate Income	0.65%
Pacific Funds Limited Duration High Income	0.63%
Pacific Funds High Income	0.60%
Pacific Funds Diversified Alternatives	0.20%
Pacific Funds Large-Cap	0.55%
Pacific Funds Large-Cap Value	0.65%
Pacific Funds Small/Mid-Cap	0.85%
Pacific Funds Small-Cap	0.85%
Pacific Funds Small-Cap Value	0.85%
Pacific Funds Small-Cap Growth	0.85%

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The table that follows provides information about PLFA, Pacific Asset Management and Rothschild and each individual team member responsible for making investment decisions for the Funds (i.e., portfolio manager), including their primary title with the Manager (or affiliate) and business experience for the past five years. Each of the portfolio managers listed in the following table is jointly and primarily responsible for the day-to-day management of the respective Fund, unless there is only one portfolio manager listed which indicates that he or she is primarily responsible for that Fund. For each portfolio manager listed, the SAI provides additional information about compensation, other accounts managed and ownership of securities in the Fund(s) managed by the portfolio manager. The portfolio managers for a Fund may change at the Manager’s discretion.

Pacific Life Fund Advisors LLC
PORTFOLIO OPTIMIZATION FUNDS PACIFIC FUNDS DIVERSIFIED ALTERNATIVES
Howard T. Hirakawa, CFA

Senior vice president of Pacific Life and PLFA since 2014, vice president of Pacific Select Fund and Pacific Funds since 2006, and portfolio manager since 2003. Mr. Hirakawa was vice president of Pacific Life from 2006 to 2014 and vice president of PLFA from 2007 to 2014 until he was promoted to his current position. He joined Pacific Life in 1990 and is responsible for the investment oversight relating to Pacific Select Fund, Pacific Funds and asset allocation services. Mr. Hirakawa has a BS from San Diego State University and an MBA from Claremont Graduate School.

Carleton J. Muench, CFA

Vice president of Pacific Life and PLFA since 2014, vice president of Pacific Funds and assistant vice president of Pacific Select Fund since 2006, and portfolio manager since 2006. Mr. Muench was assistant vice president of PLFA from 2007 to 2014 until he was promoted to his current position. He joined Pacific Life in 2006 and is responsible for investment oversight. Mr. Muench has a BS and an MS from Northeastern University.

Max Gokhman, CFA

Assistant vice president of Pacific Life and assistant vice president of asset allocation of PLFA since 2016, and portfolio manager of PLFA since 2015. Mr. Gokhman was director of Pacific Life and director of asset allocation of PLFA from 2014 to 2016 until he was promoted to his current position. He joined Pacific Life in 2014 and is responsible for managing the asset allocation process as well as developing asset class views and market outlooks for Pacific Funds and Pacific Select Fund. Prior to joining Pacific Life, Mr. Gokhman was a portfolio manager at Mellon Capital from 2011 to 2014 where he managed a global macro strategy that invested in equities, debt, currencies, and commodities. He has a BA from Claremont McKenna College.

Samuel S. Park

Director of Pacific Life and director of fundamental research of PLFA since 2017, and portfolio manager since 2013. Mr. Park was investment consultant of Pacific Life and PLFA from 2008 to 2017 until he was promoted to his current position. He joined Pacific Life in 2008 and is responsible for managing the asset allocation function related to Pacific Funds and Pacific Select Fund. Mr. Park has a BA from Boston University.

Pacific Asset Management

700 Newport Center Drive, Newport Beach, California 92660

PLFA is the investment adviser to the Trust. PLFA does business under the name “Pacific Asset Management” and manages the PF Fixed Income Funds under the Pacific Asset Management name.

PACIFIC FUNDS SHORT DURATION INCOME
David Weismiller, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. Mr. Weismiller is the lead portfolio manager for Pacific Funds Short Duration Income. As the lead portfolio manager, he has final authority over all aspects of the Fund’s portfolio, including security selection, sector allocation and risk positioning. In addition, Mr. Weismiller covers the chemicals and utilities sectors. He has over 18 years of investment experience. He has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

Michael Marzouk, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Marzouk has responsibility for covering the media cable, wireline and wireless sectors. Mr. Marzouk has over 18 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

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PACIFIC FUNDS CORE INCOME
David Weismiller, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. Mr. Weismiller is the lead portfolio manager for Pacific Funds Core Income. As the lead portfolio manager, he has final authority over all aspects of the Fund’s portfolio, including security selection, sector allocation and risk positioning. In addition, Mr. Weismiller covers the chemicals and utilities sectors. He has over 18 years of investment experience. He has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

Michael Marzouk, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Marzouk has responsibility for covering the media cable, wireline and wireless sectors. Mr. Marzouk has over 18 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

Brian M. Robertson, CFA

Managing director of Pacific Asset Management since 2012, portfolio manager of Pacific Asset Management since 2008 and senior analyst of Pacific Asset Management since 2007. Mr. Robertson also provides research and analysis of investments in the forest products, metals and mining and sectors. He has over 12 years of investment experience. Mr. Robertson has a BA from the University of Michigan.

PACIFIC FUNDS STRATEGIC INCOME
Brian M. Robertson, CFA

Managing director of Pacific Asset Management since 2012, portfolio manager of Pacific Asset Management since 2008 and senior analyst of Pacific Asset Management since 2007. Mr. Robertson also provides research and analysis of investments in the forest products, metals and mining and sectors. He has over 12 years of investment experience. Mr. Robertson has a BA from the University of Michigan.

Michael Marzouk, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Marzouk has responsibility for covering the media cable, wireline and wireless sectors. Mr. Marzouk has over 18 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

David Weismiller, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. Mr. Weismiller is the portfolio manager on Pacific Asset Management’s core plus and investment grade bond strategies. In addition, he covers the chemicals and utilities sectors. Mr. Weismiller has over 18 years of investment experience. He has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

PACIFIC FUNDS FLOATING RATE INCOME
J.P. Leasure

Senior managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Leasure has responsibility for overseeing all credit research activities for Pacific Asset Management. He has over 18 years of investment and banking experience. Mr. Leasure has a BA from the University of California, Los Angeles and an MBA from Columbia University.

Michael Marzouk, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Marzouk has responsibility for covering the media cable, wireline and wireless sectors. Mr. Marzouk has over 18 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

PACIFIC FUNDS LIMITED DURATION HIGH INCOME
Brian M. Robertson, CFA

Managing director of Pacific Asset Management since 2012, portfolio manager of Pacific Asset Management since 2008 and senior analyst of Pacific Asset Management since 2007. Mr. Robertson also provides research and analysis of investments in the forest products, metals and mining and sectors. He has over 12 years of investment experience. Mr. Robertson has a BA from the University of Michigan.

Michael Marzouk, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Marzouk has responsibility for covering the media cable, wireline and wireless sectors. Mr. Marzouk has over 18 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

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PACIFIC FUNDS HIGH INCOME
Brian M. Robertson, CFA

Managing director of Pacific Asset Management since 2012, portfolio manager of Pacific Asset Management since 2008 and senior analyst of Pacific Asset Management since 2007. Mr. Robertson also provides research and analysis of investments in the forest products, metals and mining and sectors. He has over 12 years of investment experience. Mr. Robertson has a BA from the University of Michigan.

C. Robert Boyd

Managing director of Pacific Asset Management since 2012 and portfolio manager of Pacific Asset Management since 2014. Mr. Boyd is a member of the high yield portfolio management team and provides research and analysis of investments in the gaming, leisure, aircraft and equipment rental sectors. Prior to joining Pacific Asset Management, he was a vice president, credit analyst and bank loan portfolio manager at PIMCO since 1998. He has over 17 years of investment experience, focused on leveraged finance, credit analysis and structured products. Mr. Boyd has a BA from California State University, Long Beach and an MBA from the University of Southern California.

Rothschild Asset Management Inc.

1251 Avenue of the Americas, New York, NY 10020

Rothschild Asset Management Inc. (“Rothschild”) is a registered investment adviser and has provided investment advisory services to individual and institutional accounts since 1962. As of March 31, 2017, Rothschild’s, including all advisory affiliates’, total assets under management were approximately $9.5 billion.

PACIFIC FUNDS LARGE-CAP PACIFIC FUNDS LARGE-CAP VALUE
Luis Ferreira, CFA

Managing director of Rothschild since 2006, portfolio manager of Rothschild since 2006. Mr. Ferreira has over 22 years of investment experience. He has a BS from the Universidad de Los Andes and an MBA from Babson College.

Chris R. Kaufman

Managing director of Rothschild since 2004, portfolio manager of Rothschild since 2004. Mr. Kaufman has over 30 years of investment experience. He has a BA from Hunter College and an MBA from Columbia University.

Paul Roukis, CFA	Managing director of Rothschild since 2006, portfolio manager of Rothschild since 2005. Mr. Roukis has over 23 years of investment experience. He has a BBA from Hofstra University.

PACIFIC FUNDS SMALL/MID-CAP PACIFIC FUNDS SMALL-CAP PACIFIC FUNDS SMALL-CAP VALUE PACIFIC FUNDS SMALL-CAP GROWTH
Joseph Bellantoni, CFA

Managing director of Rothschild since 1997, portfolio manager of Rothschild since 1997. Mr. Bellantoni has over 32 years of investment experience. He has a BS from Fordham University and an MBA from Fordham University.

Tina Jones, CFA	Managing director of Rothschild since 2004, portfolio manager of Rothschild since 2000. Ms. Jones has over 20 years of investment experience. She has a BA from the University of Pennsylvania.
Douglas J. Levine, CFA	Managing director of Rothschild since 2007, portfolio manager of Rothschild since 2007. Mr. Levine has over 19 years of investment experience. He has a BS from Pennsylvania State University.
R. Daniel Oshinskie, CFA

Chief investment officer of Rothschild since 2011, portfolio manager of Rothschild since 2001. Mr. Oshinskie has over 29 years of investment experience. He has a BS from Virginia Commonwealth University and an MBA from Rutgers University.

PERFORMANCE OF COMPARABLE ACCOUNTS

About the Comparable Accounts Presentation

The following performance information shows you how accounts managed by Rothschild that are substantially similar in investment objectives (goals), policies and strategies to those of the Funds have performed in the past as measured against a broad-based market index.

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These accounts are represented by the composites listed below. The name of the composite is shown next to the corresponding Fund in the below table:

Composite	Fund
Rothschild U.S. Large-Cap Core Composite	Pacific Funds Large-Cap
Rothschild U.S. Large-Cap Value Composite	Pacific Funds Large-Cap Value
Rothschild U.S. Small/Mid-Cap Core Composite	Pacific Funds Small/Mid-Cap
Rothschild U.S. Small-Cap Core Composite	Pacific Funds Small-Cap
Rothschild U.S. Small-Cap Value Composite	Pacific Funds Small-Cap Value
Rothschild U.S. Small-Cap Growth Composite	Pacific Funds Small-Cap Growth

The performance of a composite does not show you how a Fund has performed or will perform. This presentation is provided because the accounts represented in each composite are: (i) managed by the same Manager (i.e., Rothschild) that makes all investment decisions for the corresponding Fund and (ii) substantially similar in investment objectives (goals), policies and strategies to those of the corresponding Fund.

When showing a composite, Rothschild generally includes all of its accounts that meet the requirements of the specific composite with substantially similar investment objectives (goals), policies and strategies as those of the corresponding Fund. Rothschild excludes accounts that are too small, have too short an operational period to accurately reflect Rothschild’s performance, or do not meet other established criteria for a published composite. Rothschild has represented that this exclusion would not materially affect the performance information or cause the presentation to be misleading. Rothschild claims compliance with the Global Investment Performance Standards (“GIPS®”) for each composite shown below. Accounts that are included in the composite are not subject to the limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which if imposed, could have affected their performance.

All returns for a composite shown below that are not adjusted for Pacific Funds fees and expenses are presented after the deduction of investment advisory fees, brokerage commissions and execution costs paid by the separate account portfolios comprising the composite without provision for federal or state income taxes. These composite returns have been reduced by the amount of the highest investment advisory fee charged to any Rothschild client invested in a substantially similar strategy for the periods shown. The composites below do not reflect any custody fee charges, sales loads or placement fees as such fees are not assessed on these accounts.

Rothschild calculates the composite performance and portfolio values using security prices from an independent pricing service. Expenses are deducted from the gross returns. The performance calculation methods used for each composite presented below are different from the U.S. Securities and Exchange Commission’s standardized performance calculation methods applicable to registered mutual funds. Investors should also be aware that the use of a methodology different from that described above to calculate performance of the Funds could result in different performance data.

The performance shows the historical track record of Rothschild, the Manager, and is not intended to imply how the Funds by themselves have performed or will perform. Total returns represent past performance of the composites and not the Funds.

Rothschild U.S. Large-Cap Core Composite

The performance information shown below is that of the Rothschild U.S. Large-Cap Core Composite (the “LCC Composite”), a composite which consists of all discretionary, fee-paying, tax-exempt accounts with no client restrictions on trading or stock selection (and thereby excludes mutual funds) using the Rothschild U.S. Large-Cap strategy, a strategy substantially similar to the strategy Rothschild manages for Pacific Funds Large-Cap, a minimum of $2 million in total market value (market fluctuations will not cause removal), and a benchmark of the S&P 500 Index. The LCC Composite was created on January 1, 1990 and is substantially similar in investment objectives (goals), policies and strategies as Pacific Funds Large-Cap. The table shows the historical performance of the LCC Composite which, as of December 31, 2016, consisted of 22 accounts comprising $1.1 billion in assets under Rothschild management. The LCC Composite consists of all accounts that meet the composite requirements and that are managed by Rothschild in a substantially similar manner to that of Pacific Funds Large- Cap. Accounts that do not meet the composite requirements and thus are excluded from the composite are 10 accounts ($25 million) that have client restrictions or low market values, one commingled fund ($37 million), nine wrap-fee platforms ($577 million), one mutual fund ($9 million) and one UCITS fund ($8 million). Rothschild has represented that exclusion of these accounts does not materially change the performance numbers shown or cause the presentation to be misleading. Results for the full historical period are time-weighted, meaning the rates of return are adjusted to take into account the time periods before and after cash flows into and out of the accounts comprising the composite in order to minimize any impact on returns that is based on such cash flows. The LCC Composite is asset-weighted, meaning the calculations are weighted by the size of each client’s account in relation to the size of the total composite, using daily market value.

The composite performance is provided to illustrate the past performance of the composite of Rothschild’s similarly managed accounts as measured against a broad based market index and the prior performance of Rothschild, and does not represent the historical performance of Pacific Funds Large-Cap. You should not consider this performance data to be an indication of future performance of Pacific Funds Large-Cap.

The discretionary accounts comprising the LCC Composite are not registered mutual funds and generally were not subject to the same types of expenses as Pacific Funds Large-Cap or to the diversification requirements, specific tax restrictions and investment limitations imposed on Pacific Funds Large-Cap by the 1940 Act or the IRC, which, if applicable, may have resulted in lower performance results for the LCC Composite. In addition, the operating expenses incurred by the managed accounts were lower than the operating expenses of Pacific Funds

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Large-Cap and, accordingly, the performance results of the LCC Composite shown below are higher than what Pacific Funds Large-Cap’s performance would have been.

The performance data below is for the LCC Composite and the prior performance of Rothschild and is not the performance results for Pacific Funds Large-Cap.

Annual total returns/Average annual total returns for the periods ending December 31, 2016
Year/Period	LCC Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Large-Cap (Class A)[1]	LCC Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Large-Cap (Class C)[2]	LCC Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Large-Cap (Advisor Class)[3]	LCC Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Large-Cap (Investor Class)[4]	LCC Composite[5]	S&P 500 Index[6]
2016	8.79%	7.98%	9.06%	8.79%	9.22%	11.96%
2015	(1.62%)	(2.36%)	(1.38%)	(1.62%)	(1.23%)	1.38%
2014	12.29%	11.46%	12.57%	12.29%	12.74%	13.69%
2013	32.56%	31.59%	32.88%	32.56%	33.07%	32.39%
2012	15.59%	14.74%	15.88%	15.59%	16.05%	16.00%
2011	4.44%	3.67%	4.70%	4.44%	4.86%	2.11%
2010	13.20%	12.36%	13.48%	13.20%	13.65%	15.06%
2009	19.98%	19.10%	20.28%	19.98%	20.46%	26.46%
2008	(32.24%)	(32.76%)	(32.06%)	(32.24%)	(31.96%)	(37.00%)
2007	7.11%	6.31%	7.38%	7.11%	7.54%	5.49%
2006	18.83%	17.95%	19.12%	18.83%	19.30%	15.79%
2005	5.12%	4.33%	5.38%	5.12%	5.53%	4.91%
2004	13.00%	12.17%	13.28%	13.00%	13.45%	10.88%
2003	27.90%	26.96%	28.21%	27.90%	28.40%	28.68%
2002	(19.81%)	(20.42%)	(19.60%)	(19.81%)	(19.48%)	(22.10%)
2001	(1.15%)	(1.89%)	(0.90%)	(1.15%)	(0.75%)	(11.89%)
2000	(0.36%)	(1.10%)	(0.11%)	(0.36%)	0.04%	(9.10%)
1999	8.25%	7.45%	8.52%	8.25%	8.68%	21.04%
1998	17.96%	17.09%	18.25%	17.96%	18.43%	28.58%
1997	36.79%	35.79%	37.13%	36.79%	37.33%	33.36%
1996	19.25%	18.37%	19.54%	19.25%	19.72%	22.96%
1995	30.02%	29.06%	30.33%	30.02%	30.52%	37.58%
1994	(1.38%)	(2.12%)	(1.14%)	(1.38%)	(0.99%)	1.32%
1993	15.18%	19.40%	20.59%	20.29%	20.76%	10.08%
1 year	4.16%	7.98%	9.06%	8.79%	9.22%	11.96%
3 years	4.79%	5.53%	6.58%	6.32%	6.74%	8.87%
5 years	12.01%	12.15%	13.27%	12.99%	13.44%	14.66%
10 years	6.14%	5.81%	6.87%	6.61%	7.03%	6.95%
Since January 1, 1993[7]	9.23%	8.61%	9.70%	9.42%	9.86%	9.22%

1 This column shows you the performance of the LCC Composite after the sales loads, fees and expenses of Class A shares of Pacific Funds Large-Cap (estimated at an annual rate of 100 basis points) have been deducted from the LCC Composite’s gross performance. Because Class A sales loads are a front-end sales charge imposed only on an initial investment, the Class A sales load has been deducted from the initial year’s composite return only and from the 1-year period in each of the average annual total return figures for the composite.

2 This column shows you the performance of the LCC Composite after the fees and expenses of Class C shares of Pacific Funds Large-Cap (estimated at an annual rate of 175 basis points) have been deducted from the LCC Composite’s gross performance. Because Class C sales loads are charged only upon a redemption of an investment within the first year and the composite returns do not assume redemptions for the periods shown and are for periods of one year or longer, the Class C sales load has not been deducted from any of the composite returns.

3 This column shows you the performance of the LCC Composite after the fees and gross expenses of the Advisor Class shares of Pacific Funds Large-Cap (estimated at an annual rate of 75 basis points) have been deducted from the LCC Composite’s gross performance.

4  This column shows you the performance of the LCC Composite after the fees and gross expenses of the Investor Class shares of Pacific Funds Large-Cap (estimated at an annual rate of 100 basis points) have been deducted from the LCC Composite’s gross performance.

5 This column shows you the performance of the LCC Composite after investment advisory fees and trading costs of the accounts comprising the composite have been deducted on a monthly basis from the gross returns of the composite (estimated at an annual rate of 60 basis points). The investment advisory fee charges deducted represent the highest advisory fee charged to any account comprising the composite for the period(s) shown.

6 The S&P 500 Index is an unmanaged index generally considered representative of the market for stocks of U.S. large-capitalization companies and includes reinvestment of dividends. You cannot invest directly in an index.

7 The inception date for the LCC Composite is January 1, 1990. Returns for the periods from January 1, 1990 through December 31, 1992 are not shown because they are not GIPS verified. Rothschild has represented that exclusion of these returns would not materially affect the performance information or cause the presentation to be misleading.

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Rothschild U.S. Large-Cap Value Composite

The performance information shown below is that of the Rothschild U.S. Large-Cap Value Composite (the “LCV Composite”), a composite which consists of all discretionary, fee-paying, tax-exempt accounts with no client restrictions on trading or stock selection (and thereby excludes mutual funds) using the Rothschild U.S. Large-Cap Value strategy, a strategy substantially similar to the strategy Rothschild manages for Pacific Funds Large-Cap Value, a minimum of $2 million in total market value (market fluctuations will not cause removal), and a benchmark of the Russell 1000 Value Index. The LCV Composite was created on October 1, 2000 and is substantially similar in investment objectives (goals), policies and strategies as Pacific Funds Large-Cap Value. The table shows the historical performance of the LCV Composite which, as of December 31, 2016, consisted of 28 accounts comprising $1.3 billion in assets under Rothschild management. The LCV Composite consists of all accounts that meet the composite requirements and that are managed by Rothschild in a substantially similar manner to that of Pacific Funds Large-Cap Value. Accounts that do not meet the composite requirements and thus are excluded from the composite are two accounts ($52 million) that have client restrictions or low market values, one commingled fund ($35 million), one mutual fund ($30 million) and five wrap-fee platforms ($642 million). Rothschild has represented that exclusion of these accounts does not materially change the performance numbers shown or cause the presentation to be misleading. Results for the full historical period are time-weighted, meaning the rates of return are adjusted to take into account the time periods before and after cash flows into and out of the accounts comprising the composite in order to minimize any impact on returns that is based on such cash flows. The LCV Composite is asset-weighted, meaning the calculations are weighted by the size of each client’s account in relation to the size of the total composite, using daily market value.

The composite performance is provided to illustrate the past performance of the composite of Rothschild’s similarly managed accounts as measured against a broad based market index and the prior performance of Rothschild, and does not represent the historical performance of Pacific Funds Large-Cap Value. You should not consider this performance data to be an indication of future performance of Pacific Funds Large-Cap Value.

The discretionary accounts comprising the LCV Composite are not registered mutual funds and generally were not subject to the same types of expenses as Pacific Funds Large-Cap Value or to the diversification requirements, specific tax restrictions and investment limitations imposed on Pacific Funds Large-Cap Value by the 1940 Act or the IRC, which, if applicable, may have resulted in lower performance results for the LCV Composite. In addition, the operating expenses incurred by the managed accounts were lower than the operating expenses of Pacific Funds Large-Cap Value and, accordingly, the performance results of the LCV Composite shown below are higher than what Pacific Funds Large-Cap Value’s performance would have been.

The performance data below is for the LCV Composite and the prior performance of Rothschild and is not the performance results for Pacific Funds Large-Cap Value.

Annual total returns/Average annual total returns for the periods ending December 31, 2016
Year/Period	LCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Large-Cap Value (Class A)[1]	LCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Large-Cap Value (Class C)[2]	LCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Large-Cap Value (Advisor Class)[3]	LCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Large-Cap Value (Investor Class)[4]	LCV Composite[5]	Russell 1000 Value Index[6]
2016	11.16%	10.34%	11.44%	11.16%	11.71%	17.34%
2015	(2.30%)	(3.04%)	(2.06%)	(2.30%)	(1.81%)	(3.83%)
2014	13.19%	12.36%	13.47%	13.19%	13.75%	13.45%
2013	35.89%	34.90%	36.22%	35.89%	36.55%	32.53%
2012	18.30%	17.43%	18.59%	18.30%	18.88%	17.51%
2011	0.00%	(0.75%)	0.25%	0.00%	0.50%	0.39%
2010	10.72%	9.89%	10.99%	10.72%	11.27%	15.51%
2009	22.81%	21.91%	23.12%	22.81%	23.42%	19.69%
2008	(34.70%)	(35.20%)	(34.53%)	(34.70%)	(34.36%)	(36.85%)
2007	4.80%	4.02%	5.06%	4.80%	5.33%	(0.17%)
2006	22.58%	21.68%	22.88%	22.58%	23.18%	22.25%
2005	8.94%	8.13%	9.21%	8.94%	9.48%	7.05%
2004	14.30%	13.45%	14.58%	14.30%	14.86%	16.49%
2003	28.98%	28.04%	29.30%	28.98%	29.62%	30.03%
2002	(15.15%)	(15.80%)	(14.94%)	(15.15%)	(14.72%)	(15.52%)
2001	(2.64%)	(3.37%)	(2.40%)	(2.64%)	(2.15%)	(5.59%)
10/1/00 — 12/31/00	(2.27%)	1.88%	2.13%	2.07%	2.20%	3.60%
1 year	6.44%	10.34%	11.44%	11.16%	11.71%	17.34%
3 years	5.58%	6.33%	7.39%	7.12%	7.66%	8.59%
5 years	13.60%	13.75%	14.88%	14.59%	15.16%	14.80%
10 years	5.82%	5.49%	6.55%	6.28%	6.81%	5.72%

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Annual total returns/Average annual total returns for the periods ending December 31, 2016
Year/Period	LCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Large-Cap Value (Class A)[1]	LCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Large-Cap Value (Class C)[2]	LCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Large-Cap Value (Advisor Class)[3]	LCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Large-Cap Value (Investor Class)[4]	LCV Composite[5]	Russell 1000 Value Index[6]
Since Inception (October 1, 2000)	6.82%	6.31%	7.37%	7.11%	7.64%	6.67%

1 This column shows you the performance of the LCV Composite after the sales loads, fees and expenses of Class A shares of Pacific Funds Large-Cap Value (estimated at an annual rate of 110 basis points) have been deducted from the LCV Composite’s gross performance. Because Class A sales loads are a front-end sales charge imposed only on an initial investment, the Class A sales load has been deducted from the initial year’s composite return only and from the 1-year period in each of the average annual total return figures for the composite.

2 This column shows you the performance of the LCV Composite after the fees and expenses of Class C shares of Pacific Funds Large-Cap Value (estimated at an annual rate of 185 basis points) have been deducted from the LCV Composite’s gross performance. Because Class C sales loads are charged only upon a redemption of an investment within the first year and the composite returns do not assume redemptions for the periods shown and are for periods of one year or longer, the Class C sales load has not been deducted from any of the composite returns.

3 This column shows you the performance of the LCV Composite after the fees and gross expenses of the Advisor Class shares of Pacific Funds Large-Cap Value (estimated at an annual rate of 85 basis points) have been deducted from the LCV Composite’s gross performance.

4  This column shows you the performance of the LCV Composite after the fees and gross expenses of the Investor Class shares of Pacific Funds Large-Cap Value (estimated at an annual rate of 110 basis points) have been deducted from the LCV Composite’s gross performance.

5 This column shows you the performance of the LCV Composite after investment advisory fees and trading costs of the accounts comprising the composite have been deducted on a monthly basis from the gross return of the composite (estimated at an annual rate of 60 basis points). The investment advisory fee charges deducted represent the highest advisory fee charged to any account comprising the composite for the period(s) shown.

6 The Russell 1000 Value Index is an unmanaged index generally representative of the market for the stocks of large-capitalization U.S. companies and includes reinvestment of dividends. You cannot invest directly in an index.

Rothschild U.S. Small/Mid-Cap Core Composite

The performance information shown below is that of the Rothschild U.S. Small/Mid-Cap Core Composite (the “SMID Composite”), a composite which consists of all discretionary, fee-paying, tax-exempt accounts with no client restrictions on trading or stock selection (and thereby excludes mutual funds) using the Rothschild U.S. Small/Mid-Cap strategy, a strategy substantially similar to the strategy Rothschild manages for Pacific Funds Small/Mid-Cap, and a benchmark of the Russell 2500 Index. The SMID Composite was created on January 1, 1997 and is substantially similar in investment objectives (goals), policies and strategies as Pacific Funds Small/Mid-Cap. The table shows the historical performance of the SMID Composite which, as of December 31, 2016, consisted of 20 accounts comprising $1.1 billion in assets under Rothschild management. The SMID Composite consists of all accounts that meet the composite requirements and that are managed by Rothschild in a substantially similar manner to that of Pacific Funds Small/Mid-Cap. Accounts that do not meet the composite requirements and thus are excluded from the composite are four accounts ($34 million) that have client restrictions, one commingled fund ($309 million), one mutual fund ($54 million) and one collective investment trust fund ($327 million). Rothschild has represented that exclusion of these accounts does not materially change the performance numbers shown or cause the presentation to be misleading. Results for the full historical period are time-weighted, meaning the rates of return are adjusted to take into account the time periods before and after cash flows into and out of the accounts comprising the composite in order to minimize any impact on returns that is based on such cash flows. The SMID Composite is asset-weighted, meaning the calculations are weighted by the size of each client’s account in relation to the size of the total composite, using daily market value.

The composite performance is provided to illustrate the past performance of the composite of Rothschild’s similarly managed accounts as measured against a broad based market index and the prior performance of Rothschild, and does not represent the historical performance of Pacific Funds Small/Mid-Cap. You should not consider this performance data to be an indication of future performance of Pacific Funds Small/Mid-Cap.

The discretionary accounts comprising the SMID Composite are not registered mutual funds and generally were not subject to the same types of expenses as Pacific Funds Small/Mid-Cap or to the diversification requirements, specific tax restrictions and investment limitations imposed on Pacific Funds Small/Mid-Cap by the 1940 Act or the IRC, which, if applicable, may have resulted in lower performance results for the SMID Composite. In addition, the operating expenses incurred by the managed accounts were lower than the operating expenses of Pacific Funds Small/Mid-Cap and, accordingly, the performance results of the SMID Composite shown below are higher than what Pacific Funds Small/Mid-Cap’s performance would have been.

The performance data below is for the SMID Composite and the prior performance of Rothschild and is not the performance results for Pacific Funds Small/Mid-Cap.

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Annual total returns/Average annual total returns for the periods ending December 31, 2016
Year/Period	SMID Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small/Mid-Cap (Class A)[1]	SMID Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small/Mid-Cap (Class C)[2]	SMID Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small/Mid-Cap (Advisor Class)[3]	SMID Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small/Mid-Cap (Investor Class)[4]	SMID Composite[5]	Russell 2500 Index[6]
2016	15.57%	14.72%	15.86%	15.52%	16.09%	17.59%
2015	0.22%	(0.53%)	0.47%	0.17%	0.67%	(2.90%)
2014	8.94%	8.13%	9.21%	8.89%	9.43%	7.07%
2013	37.69%	36.68%	38.02%	37.62%	38.29%	36.80%
2012	13.57%	12.72%	13.85%	13.51%	14.07%	17.88%
2011	2.11%	1.34%	2.36%	2.06%	2.57%	(2.51%)
2010	26.36%	25.44%	26.67%	26.30%	26.92%	26.71%
2009	17.64%	16.77%	17.93%	17.58%	18.16%	34.39%
2008	(33.19%)	(33.71%)	(33.02%)	(33.23%)	(32.88%)	(36.79%)
2007	0.09%	(0.66%)	0.34%	0.04%	0.54%	1.38%
2006	18.10%	17.23%	18.39%	18.04%	18.63%	16.17%
2005	9.15%	8.34%	9.42%	9.10%	9.64%	8.11%
2004	19.60%	18.71%	19.89%	19.54%	20.13%	18.29%
2003	36.00%	35.01%	36.34%	35.94%	36.60%	45.51%
2002	(6.35%)	(7.06%)	(6.12%)	(6.40%)	(5.93%)	(17.80%)
2001	12.03%	11.20%	12.31%	11.97%	12.53%	1.22%
2000	19.54%	18.66%	19.84%	19.48%	20.07%	4.27%
1999	6.90%	6.10%	7.16%	6.84%	7.38%	24.14%
1998	2.95%	2.18%	3.21%	2.90%	3.42%	0.38%
1997	26.43%	31.08%	32.36%	31.98%	32.62%	24.36%
1 year	10.66%	14.72%	15.86%	15.52%	16.09%	17.59%
3 years	6.51%	7.26%	8.33%	8.01%	8.54%	6.93%
5 years	13.57%	13.71%	14.84%	14.50%	15.07%	14.54%
10 years	6.73%	6.39%	7.46%	7.14%	7.67%	7.69%
Since Inception (January 1, 1997)	10.47%	9.89%	10.99%	10.66%	11.21%	9.46%

1 This column shows you the performance of the SMID Composite after the sales loads, fees and expenses of Class A shares of Pacific Funds Small/Mid-Cap (estimated at an annual rate of 130 basis points) have been deducted from the SMID Composite’s gross performance. Because Class A sales loads are a front-end sales charge imposed only on an initial investment, the Class A sales load has been deducted from the initial year’s composite return only and from the 1-year period in each of the average annual total return figures for the composite.

2 This column shows you the performance of the SMID Composite after the fees and expenses of Class C shares of Pacific Funds Small/Mid-Cap (estimated at an annual rate of 205 basis points) have been deducted from the SMID Composite’s gross performance. Because Class C sales loads are charged only upon a redemption of an investment within the first year and the composite returns do not assume redemptions for the periods shown and are for periods of one year or longer, the Class C sales load has not been deducted from any of the composite returns.

3 This column shows you the performance of the SMID Composite after the fees and gross expenses of the Advisor Class shares of Pacific Funds Small/Mid-Cap (estimated at an annual rate of 105 basis points) have been deducted from the SMID Composite’s gross performance.

4  This column shows you the performance of the SMID Composite after the fees and gross expenses of the Investor Class shares of Pacific Funds Small/Mid-Cap (estimated at an annual rate of 135 basis points) have been deducted from the SMID Composite’s gross performance.

5 This column shows you the performance of the SMID Composite after investment advisory fees and trading costs of the accounts comprising the composite have been deducted on a monthly basis from the gross return of the composite (estimated at an annual rate of 85 basis points). The investment advisory fee charges deducted represent the highest advisory fee charged to any account comprising the composite for the period(s) shown.

6 The Russell 2500 Index is an unmanaged index generally representative of the market for the stocks of small- and medium-sized U.S. companies and includes reinvestment of dividends. You cannot invest directly in an index.

Rothschild U.S. Small-Cap Core Composite

The performance information shown below is that of the Rothschild U.S. Small-Cap Core Composite (the “SCC Composite”), a composite which consists of all discretionary, fee-paying, tax-exempt accounts with no client restrictions on trading or stock selection (and thereby excludes mutual funds) using the Rothschild U.S. Small-Cap Core strategy, a strategy substantially similar to the strategy Rothschild manages for Pacific Funds Small-Cap, and a benchmark of the Russell 2000 Index. The SCC Composite was created on January 1, 1991 and is substantially similar in investment objectives (goals), policies and strategies as Pacific Funds Small-Cap. The table shows the historical performance of the SCC Composite which, as of December 31, 2016, consisted of 12 accounts comprising $516 million in assets under Rothschild management. The SCC Composite consists of all accounts that meet the composite requirements and that are managed by Rothschild in a substantially similar manner to that of Pacific Funds Small-Cap. Accounts that do not meet the composite requirements and thus are excluded from the composite are five accounts ($45 million) that have client restrictions, one commingled fund ($149 million), one mutual fund ($9 million) and one collective investment trust fund ($194 million). Rothschild has represented that exclusion of these accounts

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does not materially change the performance numbers shown or cause the presentation to be misleading. Results for the full historical period are time-weighted, meaning the rates of return are adjusted to take into account the time periods before and after cash flows into and out of the accounts comprising the composite in order to minimize any impact on returns that is based on such cash flows. The SCC Composite is asset-weighted, meaning the calculations are weighted by the size of each client’s account in relation to the size of the total composite, using daily market value.

The composite performance is provided to illustrate the past performance of the composite of Rothschild’s similarly managed accounts as measured against a broad based market index and the prior performance of Rothschild, and does not represent the historical performance of Pacific Funds Small-Cap. You should not consider this performance data to be an indication of future performance of Pacific Funds Small-Cap.

The discretionary accounts comprising the SCC Composite are not registered mutual funds and generally were not subject to the same types of expenses as Pacific Funds Small-Cap or to the diversification requirements, specific tax restrictions and investment limitations imposed on Pacific Funds Small-Cap by the 1940 Act or the IRC, which, if applicable, may have resulted in lower performance results for the SCC Composite. In addition, the operating expenses incurred by the managed accounts were lower than the operating expenses of Pacific Funds Small-Cap and, accordingly, the performance results of the SCC Composite shown below are higher than what Pacific Funds Small-Cap’s performance would have been.

The performance data below is for the SCC Composite and the prior performance of Rothschild and is not the performance results for Pacific Funds Small-Cap.

Annual total returns/Average annual total returns for the periods ending December 31, 2016
Year/Period	SCC Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap (Class A)[1]	SCC Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap (Class C)[2]	SCC Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap (Advisor Class)[3]	SCC Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap (Investor Class)[4]	SCC Composite[5]	Russell 2000 Index[6]
2016	18.86%	17.98%	19.15%	18.80%	19.39%	21.31%
2015	(1.70%)	(2.44%)	(1.46%)	(1.75%)	(1.26%)	(4.41%)
2014	9.12%	8.31%	9.39%	9.07%	9.61%	4.89%
2013	36.94%	35.94%	37.28%	36.88%	37.54%	38.82%
2012	14.99%	14.14%	15.28%	14.93%	15.50%	16.35%
2011	3.80%	3.03%	4.06%	3.75%	4.27%	(4.18%)
2010	25.78%	24.86%	26.09%	25.72%	26.34%	26.85%
2009	14.37%	13.52%	14.65%	14.31%	14.88%	27.17%
2008	(28.96%)	(29.50%)	(28.77%)	(28.99%)	(28.63%)	(33.79%)
2007	(1.81%)	(2.54%)	(1.56%)	(1.86%)	(1.37%)	(1.57%)
2006	23.75%	22.84%	24.06%	23.69%	24.30%	18.37%
2005	7.22%	6.43%	7.49%	7.17%	7.71%	4.55%
2004	18.90%	18.02%	19.19%	18.84%	19.43%	18.33%
2003	35.63%	34.64%	35.96%	35.57%	36.23%	47.25%
2002	(8.95%)	(9.63%)	(8.72%)	(8.99%)	(8.53%)	(20.48%)
2001	13.94%	13.10%	14.22%	13.89%	14.45%	2.49%
2000	20.03%	19.15%	20.33%	19.97%	20.57%	(3.02%)
1999	7.69%	6.89%	7.96%	7.64%	8.18%	21.26%
1998	0.93%	0.17%	1.18%	0.88%	1.38%	(2.55%)
1997	32.91%	31.94%	33.24%	32.85%	33.50%	22.36%
1996	23.25%	22.35%	23.56%	23.19%	23.80%	16.49%
1995	31.72%	30.76%	32.05%	31.66%	32.31%	28.45%
1994	1.02%	0.26%	1.27%	0.97%	1.47%	(1.82%)
1993	15.71%	19.95%	21.14%	20.78%	21.38%	18.88%
1 year	13.81%	17.98%	19.15%	18.80%	19.39%	21.31%
3 years	6.87%	7.63%	8.70%	8.38%	8.92%	6.74%
5 years	13.96%	14.11%	15.24%	14.90%	15.47%	14.46%
10 years	7.19%	6.86%	7.92%	7.60%	8.14%	7.07%
Since January 1, 1993[7]	12.03%	11.40%	12.51%	12.18%	12.73%	9.34%

1 This column shows you the performance of the SCC Composite after the sales loads, fees and expenses of Class A shares of Pacific Funds Small-Cap (estimated at an annual rate of 130 basis points) have been deducted from the SCC Composite’s gross performance. Because Class A sales loads are a front-end sales charge imposed only on an

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initial investment, the Class A sales load has been deducted from the initial year’s composite return only and from the 1-year period in each of the average annual total return figures for the composite.

2 This column shows you the performance of the SCC Composite after the fees and expenses of Class C shares of Pacific Funds Small-Cap (estimated at an annual rate of 205 basis points) have been deducted from the SCC Composite’s gross performance. Because Class C sales loads are charged only upon a redemption of an investment within the first year and the composite returns do not assume redemptions for the periods shown and are for periods of one year or longer, the Class C sales load has not been deducted from any of the composite returns.

3 This column shows you the performance of the SCC Composite after the fees and gross expenses of the Advisor Class shares of Pacific Funds Small-Cap (estimated at an annual rate of 105 basis points) have been deducted from the SCC Composite’s gross performance.

4 This column shows you the performance of the SCC Composite after the fees and gross expenses of the Investor Class shares of Pacific Funds Small-Cap (estimated at an annual rate of 135 basis points) have been deducted from the SCC Composite’s gross performance.

5 This column shows you the performance of the SCC Composite after investment advisory fees and trading costs of the accounts comprising the composite have been deducted on a monthly basis from the gross return of the composite (estimated at an annual rate of 85 basis points). The investment advisory fee charges deducted represent the highest advisory fee charged to any account comprising the composite for the period(s) shown.

6 The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of small-sized U.S. companies and includes reinvestment of dividends. You cannot invest directly in an index.

7 The inception date for the SCC Composite is January 1, 1991. Returns for the periods from January 1, 1991 through December 31, 1992 are not shown because they are not GIPS verified. Rothschild has represented that exclusion of these returns would not materially affect the performance information or cause the presentation to be misleading.

Rothschild U.S. Small-Cap Value Composite

The performance information shown below is that of the Rothschild U.S. Small-Cap Value Composite (the “SCV Composite”), a composite which consists of all discretionary, fee-paying, tax-exempt accounts with no client restrictions on trading or stock selection (and thereby excludes mutual funds) using the Rothschild U.S. Small-Cap Value strategy, a strategy substantially similar to the strategy Rothschild manages for Pacific Funds Small-Cap Value, and a benchmark of the Russell 2000 Value Index. The SCV Composite was created on September 1, 1997 and is substantially similar in investment objectives (goals), policies and strategies as Pacific Funds Small-Cap Value. The table shows the historical performance of the SCV Composite which, as of December 31, 2016, consisted of seven accounts comprising $409 million in assets under Rothschild management. The SCV Composite consists of all accounts that meet the composite requirements and that are managed by Rothschild in a substantially similar manner to that of Pacific Funds Small-Cap Value. Accounts that do not meet the composite requirements and thus are excluded from the composite are two accounts that have client restrictions ($13 million) and one mutual fund ($35 million). Rothschild has represented that exclusion of these accounts does not materially change the performance numbers shown or cause the presentation to be misleading. Results for the full historical period are time-weighted, meaning the rates of return are adjusted to take into account the time periods before and after cash flows into and out of the accounts comprising the composite in order to minimize any impact on returns that is based on such cash flows. The SCV Composite is asset-weighted, meaning the calculations are weighted by the size of each client’s account in relation to the size of the total composite, using daily market value.

The composite performance is provided to illustrate the past performance of the composite of Rothschild’s similarly managed accounts as measured against a broad based market index and the prior performance of Rothschild, and does not represent the historical performance of Pacific Funds Small-Cap Value. You should not consider this performance data to be an indication of future performance of Pacific Funds Small-Cap Value.

The discretionary accounts comprising the SCV Composite are not registered mutual funds and generally were not subject to the same types of expenses as Pacific Funds Small-Cap Value or to the diversification requirements, specific tax restrictions and investment limitations imposed on Pacific Funds Small-Cap Value by the 1940 Act or the IRC, which, if applicable, may have resulted in lower performance results for the SCV Composite. In addition, the operating expenses incurred by the managed accounts were lower than the operating expenses of Pacific Funds Small-Cap Value and, accordingly, the performance results of the SCV Composite shown below are higher than what Pacific Funds Small-Cap Value’s performance would have been.

The performance data below is for the SCV Composite and the prior performance of Rothschild and is not the performance results for Pacific Funds Small-Cap Value.

Annual total returns/Average annual total returns for the periods ending December 31, 2016
Year/Period	SCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap Value (Class A)[1]	SCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap Value (Class C)[2]	SCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap Value (Advisor Class)[3]	SCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap Value (Investor Class)[4]	SCV Composite[5]	Russell 2000 Value Index[6]
2016	25.27%	24.35%	25.58%	25.21%	25.83%	31.74%
2015	(3.80%)	(4.52%)	(3.55%)	(3.84%)	(3.36%)	(7.47%)
2014	7.02%	6.23%	7.29%	6.97%	7.50%	4.22%
2013	36.35%	35.36%	36.68%	36.28%	36.95%	34.52%
2012	13.51%	12.67%	13.79%	13.46%	14.02%	18.05%
2011	0.55%	(0.20%)	0.81%	0.50%	1.01%	(5.50%)
2010	20.12%	19.23%	20.41%	20.06%	20.65%	24.50%
2009	9.40%	8.58%	9.67%	9.34%	9.89%	20.58%
2008	(25.01%)	(25.59%)	(24.82%)	(25.05%)	(24.66%)	(28.92%)

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Annual total returns/Average annual total returns for the periods ending December 31, 2016
Year/Period	SCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap Value (Class A)[1]	SCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap Value (Class C)[2]	SCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap Value (Advisor Class)[3]	SCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap Value (Investor Class)[4]	SCV Composite[5]	Russell 2000 Value Index[6]
2007	(3.87%)	(4.59%)	(3.63%)	(3.92%)	(3.43%)	(9.78%)
2006	23.03%	22.13%	23.33%	22.97%	23.58%	23.48%
2005	8.08%	7.27%	8.35%	8.02%	8.56%	4.71%
2004	19.19%	18.31%	19.49%	19.13%	19.72%	22.25%
2003	34.32%	33.34%	34.65%	34.26%	34.91%	46.03%
2002	(4.63%)	(5.34%)	(4.39%)	(4.67%)	(4.19%)	(11.43%)
2001	11.47%	10.65%	11.75%	11.42%	11.97%	14.02%
2000	21.97%	21.07%	22.27%	21.91%	22.51%	22.83%
1999	7.74%	6.94%	8.01%	7.68%	8.22%	(1.49%)
1998	0.89%	0.14%	1.14%	0.84%	1.35%	(6.45%)
9/1/97 — 12/31/97	2.01%	6.28%	6.63%	6.52%	6.70%	8.44%
1 year	19.95%	24.35%	25.58%	25.21%	25.83%	31.74%
3 years	7.29%	8.04%	9.12%	8.80%	9.33%	8.31%
5 years	13.83%	13.98%	15.11%	14.77%	15.33%	15.07%
10 years	6.18%	5.84%	6.90%	6.58%	7.11%	6.26%
Since Inception (September 1, 1997)	9.53%	8.96%	10.05%	9.72%	10.27%	8.96%

1 This column shows you the performance of the SCV Composite after the sales loads, fees and expenses of Class A shares of Pacific Funds Small-Cap Value (estimated at an annual rate of 130 basis points) have been deducted from the SCV Composite’s gross performance. Because Class A sales loads are a front-end sales charge imposed only on an initial investment, the Class A sales load has been deducted from the initial year’s composite return only and from the 1-year period in each of the average annual total return figures for the composite.

2 This column shows you the performance of the SCV Composite after the fees and expenses of Class C shares of Pacific Funds Small-Cap Value (estimated at an annual rate of 205 basis points) have been deducted from the SCV Composite’s gross performance. Because Class C sales loads are charged only upon a redemption of an investment within the first year and the composite returns do not assume redemptions for the periods shown and are for periods of one year or longer, the Class C sales load has not been deducted from any of the composite returns.

3 This column shows you the performance of the SCV Composite after the fees and gross expenses of the Advisor Class shares of Pacific Funds Small-Cap Value (estimated at an annual rate of 105 basis points) have been deducted from the SCV Composite’s gross performance.

4  This column shows you the performance of the SCV Composite after the fees and gross expenses of the Investor Class shares of Pacific Funds Small-Cap Value (estimated at an annual rate of 135 basis points) have been deducted from the SCV Composite’s gross performance.

5 This column shows you the performance of the SCV Composite after investment advisory fees and trading costs of the accounts comprising the composite have been deducted on a monthly basis from the gross return of the composite (estimated at an annual rate of 85 basis points). The investment advisory fee charges deducted represent the highest advisory fee charged to any account comprising the composite for the period(s) shown.

6 The Russell 2000 Value Index is an unmanaged index generally representative of the market for the stocks of small-sized U.S. companies and includes reinvestment of dividends. You cannot invest directly in an index.

Rothschild U.S. Small-Cap Growth Composite

The performance information shown below is that of the Rothschild U.S. Small-Cap Growth Composite (the “SCG Composite”), a composite which consists of all discretionary, fee-paying, tax-exempt accounts with no client restrictions on trading or stock selection (and thereby excludes mutual funds) using the Rothschild U.S. Small-Cap Growth strategy, a strategy substantially similar to the strategy Rothschild manages for Pacific Funds Small-Cap Growth, and a benchmark of the Russell 2000 Growth Index. The SCG Composite was created on October 1, 2007 and is substantially similar in investment objectives (goals), policies and strategies as Pacific Funds Small-Cap Growth. The table shows the historical performance of the SCG Composite which, as of December 31, 2016, consisted of one account comprising $1 million in assets under Rothschild management. The SCG Composite consists of all accounts that meet the composite requirements and that are managed by Rothschild in a substantially similar manner to that of Pacific Funds Small-Cap Growth. Accounts that do not meet the composite requirements and thus are excluded from the composite are two mutual funds ($218 million). Rothschild has represented that exclusion of these accounts does not materially change the performance numbers shown or cause the presentation to be misleading. Results for the full historical period are time-weighted, meaning the rates of return are adjusted to take into account the time periods before and after cash flows into and out of the accounts comprising the composite in order to minimize any impact on returns that is based on such cash flows. The SCG Composite is asset-weighted, meaning the calculations are weighted by the size of each client’s account in relation to the size of the total composite, using daily market value.

The composite performance is provided to illustrate the past performance of the composite of Rothschild’s similarly managed account as measured against a broad based market index and the prior performance of Rothschild, and does not represent the historical performance of Pacific Funds Small-Cap Growth. You should not consider this performance data to be an indication of future performance of Pacific Funds Small-Cap Growth.

139

The discretionary account comprising the SCG Composite is not a registered mutual fund and generally was not subject to the same types of expenses as Pacific Funds Small-Cap Growth or to the diversification requirements, specific tax restrictions and investment limitations imposed on Pacific Funds Small-Cap Growth by the 1940 Act or the IRC, which, if applicable, may have resulted in lower performance results for the SCG Composite. In addition, the operating expenses incurred by the managed account was lower than the operating expenses of Pacific Funds Small-Cap Growth and, accordingly, the performance results of the SCG Composite shown below are higher than what Pacific Funds Small-Cap Growth’s performance would have been.

The performance data below is for the SCG Composite and the prior performance of Rothschild and is not the performance results for Pacific Funds Small-Cap Growth.

Annual total returns/Average annual total returns for the periods ending December 31, 2016
Year/Period	SCG Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap Growth (Class A)[1]	SCG Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap Growth (Class C)[2]	SCG Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap Growth (Advisor Class)[3]	SCG Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap Growth (Investor Class)[4]	SCG Composite[5]	Russell 2000 Growth Index[6]
2016	8.52%	7.71%	8.79%	8.57%	9.01%	11.32%
2015	0.81%	0.05%	1.06%	0.86%	1.26%	(1.38%)
2014	10.28%	9.47%	10.56%	10.34%	10.78%	5.60%
2013	39.54%	38.53%	39.88%	39.61%	40.16%	43.30%
2012	12.22%	11.39%	12.50%	12.27%	12.72%	14.59%
2011	1.61%	0.85%	1.86%	1.66%	2.07%	(2.91%)
2010	27.86%	26.92%	28.17%	27.92%	28.42%	29.09%
2009	27.19%	26.26%	27.51%	27.26%	27.76%	34.47%
2008	(33.03%)	(33.55%)	(32.86%)	(32.99%)	(32.72%)	(38.54%)
10/1/07 — 12/31/07	(6.98%)	(3.03%)	(2.79%)	(2.83%)	(2.74%)	(2.10%)
1 year	3.91%	7.71%	8.79%	8.57%	9.01%	11.32%
3 years	4.93%	5.66%	6.72%	6.51%	6.93%	5.05%
5 years	12.59%	12.73%	13.85%	13.62%	14.07%	13.74%
Since Inception (October 1, 2007)	7.45%	7.15%	8.22%	8.01%	8.44%	7.36%

1 This column shows you the performance of the SCG Composite after the sales loads, fees and expenses of Class A shares of Pacific Funds Small-Cap Growth (estimated at an annual rate of 130 basis points) have been deducted from the SCG Composite’s gross performance. Because Class A sales loads are a front-end sales charge imposed only on an initial investment, the Class A sales load has been deducted from the initial year’s composite return only and from the 1-year period in each of the average annual total return figures for the composite.

2 This column shows you the performance of the SCG Composite after the fees and expenses of Class C shares of Pacific Funds Small-Cap Growth (estimated at an annual rate of 205 basis points) have been deducted from the SCG Composite’s gross performance. Because Class C sales loads are charged only upon a redemption of an investment within the first year and the composite returns do not assume redemptions for the periods shown and are for periods of one year or longer, the Class C sales load has not been deducted from any of the composite returns.

3 This column shows you the performance of the SCG Composite after the fees and gross expenses of the Advisor Class shares of Pacific Funds Small-Cap Growth (estimated at an annual rate of 105 basis points) have been deducted from the SCG Composite’s gross performance.

4  This column shows you the performance of the SCG Composite after the fees and gross expenses of the Investor Class shares of the Pacific Funds Small-Cap Growth (estimated at an annual rate of 125 basis points) have been deducted from the SCG Composite’s gross performance.

5 This column shows you the performance of the SCG Composite after investment advisory fees and trading costs of the accounts comprising the composite have been deducted on a monthly basis from the gross return of the composite (estimated at an annual rate of 85 basis points). The investment advisory fee charges deducted represent the highest advisory fee charged to any account comprising the composite for the period(s) shown.

6 The Russell 2000 Growth Index is an unmanaged index generally representative of the market for the stocks of small-sized U.S. companies and includes reinvestment of dividends. You cannot invest directly in an index.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is designed to help you understand how the Funds have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investment in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

The information in the Financial Highlights table is included and can be read in conjunction with the Trust’s financial statements and related notes, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report along with the Trust’s financial statements and related notes, are included in the Trust’s annual report dated as of March 31, 2017. To find out how you can obtain a copy of the annual report, please refer to the Where To Go For More Information section on the back cover of this Prospectus.

Upon completion of the reorganization of the Predecessor Funds with and into the PF U.S. Equity Funds on January 11, 2016, each PF U.S. Equity Fund assumed the performance, financial and other historical information of the corresponding Predecessor Fund. The information in the Financial Highlights table for the period December 31, 2014 (the Predecessor Funds’ commencement of operations) through November

140

30, 2015 (the Predecessor Funds’ fiscal year end) reflects the historical financial highlights of the Predecessor Funds, and was audited by the independent registered public accounting firm for the Predecessor Funds (the “Predecessor Accounting Firm”), which is different from the independent registered public accounting firm for the Trust. The Predecessor Accounting Firm’s report, dated January 28, 2016, along with the Predecessor Funds’ financial statements (which have been adopted by the PF U.S. Equity Funds), are included in the Predecessor Funds’ annual report dated November 30, 2015. A copy of the annual report is available upon request.

Certain Funds may invest in other investment companies, including other mutual funds, exchange-traded funds, and closed-end funds, to an extent that requires them to include “Acquired Fund Fees and Expenses” (“AFFE”) in their Annual Fund Operating Expenses table. Because these Funds’ tables include AFFE, the Annual Fund Operating Expenses in those tables will not correlate with the Expenses Before Reductions or Expenses After Reductions in the Financial Highlights table, which do not include AFFE. The Financial Highlights table does not include AFFE because they are not direct costs of a Fund. The impact of AFFE is reflected in the Total Returns of each Fund, including those shown in the Financial Highlights table.

141

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Conservative
Class A
4/1/2016 - 3/31/2017	$10.63	$0.19	$0.52	$0.71	($0.22)	($0.14)	($0.36)	$10.98	0.68%	0.60%	1.70%	6.59%	$136,881	57%
4/1/2015 - 3/31/2016	11.22	0.22	(0.43)	(0.21)	(0.28)	(0.10)	(0.38)	10.63	0.67%	0.60%	1.99%	(1.73%)	154,762	42%
4/1/2014 - 3/31/2015	11.29	0.16	0.26	0.42	(0.23)	(0.26)	(0.49)	11.22	0.68%	0.60%	1.44%	3.71%	169,945	17%
4/1/2013 - 3/31/2014	11.40	0.10	0.10	0.20	(0.15)	(0.16)	(0.31)	11.29	0.70%	0.60%	0.90%	1.78%	190,492	11%
4/1/2012 - 3/31/2013	11.07	0.23	0.49	0.72	(0.34)	(0.05)	(0.39)	11.40	0.71%	0.60%	2.01%	6.57%	230,646	27%
Class B
4/1/2016 - 3/31/2017	$10.45	$0.10	$0.50	$0.60	($0.15)	($0.14)	($0.29)	$10.76	1.43%	1.35%	0.95%	5.89%	$29,734	57%
4/1/2015 - 3/31/2016	11.05	0.13	(0.41)	(0.28)	(0.22)	(0.10)	(0.32)	10.45	1.42%	1.35%	1.24%	(2.51%)	33,675	42%
4/1/2014 - 3/31/2015	11.14	0.08	0.25	0.33	(0.16)	(0.26)	(0.42)	11.05	1.43%	1.35%	0.69%	3.00%	37,979	17%
4/1/2013 - 3/31/2014	11.27	0.02	0.10	0.12	(0.09)	(0.16)	(0.25)	11.14	1.45%	1.35%	0.15%	1.06%	39,160	11%
4/1/2012 - 3/31/2013	10.96	0.14	0.50	0.64	(0.28)	(0.05)	(0.33)	11.27	1.46%	1.35%	1.27%	5.89%	41,999	27%
Class C
4/1/2016 - 3/31/2017	$10.44	$0.10	$0.51	$0.61	($0.15)	($0.14)	($0.29)	$10.76	1.43%	1.35%	0.95%	5.79%	$153,433	57%
4/1/2015 - 3/31/2016	11.05	0.13	(0.42)	(0.29)	(0.22)	(0.10)	(0.32)	10.44	1.42%	1.35%	1.24%	(2.51%)	173,137	42%
4/1/2014 - 3/31/2015	11.13	0.08	0.26	0.34	(0.16)	(0.26)	(0.42)	11.05	1.43%	1.35%	0.69%	3.09%	191,946	17%
4/1/2013 - 3/31/2014	11.26	0.02	0.10	0.12	(0.09)	(0.16)	(0.25)	11.13	1.45%	1.35%	0.15%	1.04%	204,180	11%
4/1/2012 - 3/31/2013	10.96	0.14	0.49	0.63	(0.28)	(0.05)	(0.33)	11.26	1.46%	1.35%	1.22%	5.84%	220,688	27%
Class R
4/1/2016 - 3/31/2017	$10.57	$0.16	$0.51	$0.67	($0.20)	($0.14)	($0.34)	$10.90	0.93%	0.85%	1.45%	6.36%	$8,354	57%
4/1/2015 - 3/31/2016	11.16	0.19	(0.42)	(0.23)	(0.26)	(0.10)	(0.36)	10.57	0.92%	0.85%	1.74%	(2.05%)	10,116	42%
4/1/2014 - 3/31/2015	11.24	0.14	0.25	0.39	(0.21)	(0.26)	(0.47)	11.16	0.93%	0.85%	1.19%	3.48%	11,820	17%
4/1/2013 - 3/31/2014	11.36	0.07	0.10	0.17	(0.13)	(0.16)	(0.29)	11.24	0.95%	0.85%	0.65%	1.52%	11,132	11%
4/1/2012 - 3/31/2013	11.03	0.20	0.50	0.70	(0.32)	(0.05)	(0.37)	11.36	0.96%	0.85%	1.79%	6.38%	12,357	27%
Advisor Class
4/1/2016 - 3/31/2017	$10.65	$0.21	$0.52	$0.73	($0.24)	($0.14)	($0.38)	$11.00	0.43%	0.35%	1.95%	6.89%	$5,404	57%
4/1/2015 - 3/31/2016	11.23	0.25	(0.43)	(0.18)	(0.30)	(0.10)	(0.40)	10.65	0.42%	0.35%	2.24%	(1.53%)	4,976	42%
4/1/2014 - 3/31/2015	11.29	0.19	0.26	0.45	(0.25)	(0.26)	(0.51)	11.23	0.43%	0.35%	1.69%	4.01%	7,872	17%
4/1/2013 - 3/31/2014	11.41	0.12	0.09	0.21	(0.17)	(0.16)	(0.33)	11.29	0.45%	0.40%	1.10%	1.87%	3,867	11%
12/31/2012 - 3/31/2013	11.18	(0.01)	0.24	0.23	—	—	—	11.41	0.48%	0.40%	(0.40%)	2.06%	1,366	27%
Pacific Funds Portfolio Optimization Moderate-Conservative
Class A
4/1/2016 - 3/31/2017	$11.73	$0.20	$0.79	$0.99	($0.24)	($0.27)	($0.51)	$12.21	0.67%	0.60%	1.68%	8.49%	$236,725	53%
4/1/2015 - 3/31/2016	12.61	0.25	(0.50)	(0.25)	(0.29)	(0.34)	(0.63)	11.73	0.67%	0.60%	2.07%	(1.87%)	255,376	34%
4/1/2014 - 3/31/2015	12.48	0.18	0.40	0.58	(0.25)	(0.20)	(0.45)	12.61	0.67%	0.60%	1.40%	4.69%	276,898	17%
4/1/2013 - 3/31/2014	12.10	0.11	0.50	0.61	(0.18)	(0.05)	(0.23)	12.48	0.69%	0.60%	0.89%	5.08%	274,899	5%
4/1/2012 - 3/31/2013	11.56	0.18	0.64	0.82	(0.28)	—	(0.28)	12.10	0.71%	0.60%	1.58%	7.22%	246,609	24%
Class B
4/1/2016 - 3/31/2017	$11.56	$0.11	$0.78	$0.89	($0.17)	($0.27)	($0.44)	$12.01	1.42%	1.35%	0.93%	7.75%	$45,184	53%
4/1/2015 - 3/31/2016	12.46	0.16	(0.49)	(0.33)	(0.23)	(0.34)	(0.57)	11.56	1.42%	1.35%	1.32%	(2.61%)	47,540	34%
4/1/2014 - 3/31/2015	12.36	0.08	0.40	0.48	(0.18)	(0.20)	(0.38)	12.46	1.42%	1.35%	0.65%	3.91%	51,223	17%
4/1/2013 - 3/31/2014	11.99	0.02	0.51	0.53	(0.11)	(0.05)	(0.16)	12.36	1.44%	1.35%	0.14%	4.47%	52,285	5%
4/1/2012 - 3/31/2013	11.46	0.10	0.63	0.73	(0.20)	—	(0.20)	11.99	1.46%	1.35%	0.85%	6.46%	49,372	24%
Class C
4/1/2016 - 3/31/2017	$11.56	$0.11	$0.77	$0.88	($0.17)	($0.27)	($0.44)	$12.00	1.42%	1.35%	0.93%	7.74%	$200,105	53%
4/1/2015 - 3/31/2016	12.45	0.16	(0.48)	(0.32)	(0.23)	(0.34)	(0.57)	11.56	1.42%	1.35%	1.32%	(2.61%)	221,192	34%
4/1/2014 - 3/31/2015	12.35	0.08	0.40	0.48	(0.18)	(0.20)	(0.38)	12.45	1.42%	1.35%	0.65%	3.93%	240,803	17%
4/1/2013 - 3/31/2014	11.99	0.02	0.51	0.53	(0.12)	(0.05)	(0.17)	12.35	1.44%	1.35%	0.14%	4.41%	228,445	5%
4/1/2012 - 3/31/2013	11.47	0.09	0.64	0.73	(0.21)	—	(0.21)	11.99	1.46%	1.35%	0.81%	6.41%	196,123	24%

See explanation of references on A-9

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Moderate-Conservative (Continued)
Class R
4/1/2016 - 3/31/2017	$11.68	$0.17	$0.78	$0.95	($0.22)	($0.27)	($0.49)	$12.14	0.92%	0.85%	1.43%	8.26%	$5,934	53%
4/1/2015 - 3/31/2016	12.56	0.22	(0.49)	(0.27)	(0.27)	(0.34)	(0.61)	11.68	0.92%	0.85%	1.82%	(2.15%)	5,761	34%
4/1/2014 - 3/31/2015	12.44	0.14	0.41	0.55	(0.23)	(0.20)	(0.43)	12.56	0.92%	0.85%	1.15%	4.43%	6,881	17%
4/1/2013 - 3/31/2014	12.06	0.08	0.51	0.59	(0.16)	(0.05)	(0.21)	12.44	0.94%	0.85%	0.64%	4.91%	7,000	5%
4/1/2012 - 3/31/2013	11.52	0.16	0.63	0.79	(0.25)	—	(0.25)	12.06	0.96%	0.85%	1.39%	6.92%	6,482	24%
Advisor Class
4/1/2016 - 3/31/2017	$11.75	$0.23	$0.79	$1.02	($0.26)	($0.27)	($0.53)	$12.24	0.42%	0.35%	1.93%	8.78%	$4,895	53%
4/1/2015 - 3/31/2016	12.62	0.28	(0.49)	(0.21)	(0.32)	(0.34)	(0.66)	11.75	0.42%	0.35%	2.32%	(1.60%)	4,891	34%
4/1/2014 - 3/31/2015	12.49	0.21	0.40	0.61	(0.28)	(0.20)	(0.48)	12.62	0.42%	0.35%	1.65%	4.89%	5,568	17%
4/1/2013 - 3/31/2014	12.10	0.13	0.51	0.64	(0.20)	(0.05)	(0.25)	12.49	0.44%	0.40%	1.09%	5.32%	2,892	5%
12/31/2012 - 3/31/2013	11.68	(0.01)	0.43	0.42	—	—	—	12.10	0.46%	0.40%	(0.40%)	3.60%	880	24%
Pacific Funds Portfolio Optimization Moderate
Class A
4/1/2016 - 3/31/2017	$12.99	$0.22	$1.17	$1.39	($0.24)	($0.47)	($0.71)	$13.67	0.66%	0.60%	1.60%	10.94%	$720,438	48%
4/1/2015 - 3/31/2016	14.20	0.25	(0.60)	(0.35)	(0.28)	(0.58)	(0.86)	12.99	0.66%	0.60%	1.85%	(2.50%)	771,853	35%
4/1/2014 - 3/31/2015	13.98	0.18	0.55	0.73	(0.32)	(0.19)	(0.51)	14.20	0.66%	0.60%	1.28%	5.30%	844,759	19%
4/1/2013 - 3/31/2014	13.06	0.11	1.00	1.11	(0.19)	—	(0.19)	13.98	0.69%	0.60%	0.84%	8.51%	814,707	1%
4/1/2012 - 3/31/2013	12.26	0.15	0.86	1.01	(0.21)	—	(0.21)	13.06	0.70%	0.60%	1.20%	8.36%	654,158	25%
Class B
4/1/2016 - 3/31/2017	$12.87	$0.11	$1.17	$1.28	($0.16)	($0.47)	($0.63)	$13.52	1.41%	1.35%	0.85%	10.18%	$134,766	48%
4/1/2015 - 3/31/2016	14.10	0.15	(0.60)	(0.45)	(0.20)	(0.58)	(0.78)	12.87	1.41%	1.35%	1.10%	(3.21%)	142,921	35%
4/1/2014 - 3/31/2015	13.89	0.07	0.55	0.62	(0.22)	(0.19)	(0.41)	14.10	1.41%	1.35%	0.53%	4.49%	159,975	19%
4/1/2013 - 3/31/2014	12.96	0.01	1.01	1.02	(0.09)	—	(0.09)	13.89	1.44%	1.35%	0.09%	7.90%	156,450	1%
4/1/2012 - 3/31/2013	12.18	0.06	0.85	0.91	(0.13)	—	(0.13)	12.96	1.45%	1.35%	0.47%	7.49%	136,411	25%
Class C
4/1/2016 - 3/31/2017	$12.85	$0.11	$1.17	$1.28	($0.16)	($0.47)	($0.63)	$13.50	1.41%	1.35%	0.85%	10.19%	$515,691	48%
4/1/2015 - 3/31/2016	14.08	0.15	(0.60)	(0.45)	(0.20)	(0.58)	(0.78)	12.85	1.41%	1.35%	1.10%	(3.22%)	554,661	35%
4/1/2014 - 3/31/2015	13.87	0.07	0.55	0.62	(0.22)	(0.19)	(0.41)	14.08	1.41%	1.35%	0.53%	4.51%	601,814	19%
4/1/2013 - 3/31/2014	12.95	0.01	1.01	1.02	(0.10)	—	(0.10)	13.87	1.44%	1.35%	0.09%	7.89%	566,257	1%
4/1/2012 - 3/31/2013	12.17	0.06	0.85	0.91	(0.13)	—	(0.13)	12.95	1.45%	1.35%	0.46%	7.50%	445,932	25%
Class R
4/1/2016 - 3/31/2017	$12.97	$0.18	$1.17	$1.35	($0.21)	($0.47)	($0.68)	$13.64	0.91%	0.85%	1.35%	10.66%	$24,224	48%
4/1/2015 - 3/31/2016	14.18	0.22	(0.60)	(0.38)	(0.25)	(0.58)	(0.83)	12.97	0.91%	0.85%	1.60%	(2.70%)	25,429	35%
4/1/2014 - 3/31/2015	13.96	0.15	0.54	0.69	(0.28)	(0.19)	(0.47)	14.18	0.91%	0.85%	1.03%	5.00%	28,097	19%
4/1/2013 - 3/31/2014	13.03	0.08	1.00	1.08	(0.15)	—	(0.15)	13.96	0.94%	0.85%	0.59%	8.33%	31,641	1%
4/1/2012 - 3/31/2013	12.24	0.11	0.86	0.97	(0.18)	—	(0.18)	13.03	0.95%	0.85%	0.93%	8.02%	29,715	25%
Advisor Class
4/1/2016 - 3/31/2017	$13.00	$0.25	$1.18	$1.43	($0.27)	($0.47)	($0.74)	$13.69	0.41%	0.35%	1.85%	11.30%	$17,983	48%
4/1/2015 - 3/31/2016	14.20	0.29	(0.60)	(0.31)	(0.31)	(0.58)	(0.89)	13.00	0.41%	0.35%	2.10%	(2.24%)	19,835	35%
4/1/2014 - 3/31/2015	13.98	0.22	0.55	0.77	(0.36)	(0.19)	(0.55)	14.20	0.41%	0.35%	1.53%	5.54%	21,896	19%
4/1/2013 - 3/31/2014	13.06	0.14	1.00	1.14	(0.22)	—	(0.22)	13.98	0.44%	0.40%	1.04%	8.73%	19,945	1%
12/31/2012 - 3/31/2013	12.41	(0.01)	0.66	0.65	—	—	—	13.06	0.45%	0.40%	(0.40%)	5.24%	3,396	25%
Pacific Funds Portfolio Optimization Growth
Class A
4/1/2016 - 3/31/2017	$13.74	$0.22	$1.54	$1.76	($0.23)	($0.66)	($0.89)	$14.61	0.67%	0.60%	1.55%	13.08%	$560,395	43%
4/1/2015 - 3/31/2016	15.34	0.19	(0.69)	(0.50)	(0.23)	(0.87)	(1.10)	13.74	0.66%	0.60%	1.29%	(3.35%)	570,267	34%
4/1/2014 - 3/31/2015	14.74	0.16	0.77	0.93	(0.33)	—	(0.33)	15.34	0.66%	0.60%	1.07%	6.36%	607,360	21%
4/1/2013 - 3/31/2014	13.33	0.09	1.51	1.60	(0.19)	—	(0.19)	14.74	0.69%	0.60%	0.66%	12.01%	555,319	1%
4/1/2012 - 3/31/2013	12.41	0.10	0.96	1.06	(0.14)	—	(0.14)	13.33	0.71%	0.60%	0.83%	8.62%	436,055	25%

See explanation of references on A-9

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total		Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Growth (Continued)
Class B
4/1/2016 - 3/31/2017	$13.59	$0.11	$1.53	$1.64	($0.15)		($0.66)	($0.81)		$14.42	1.42%	1.35%	0.80%	12.30%	$98,256	43%
4/1/2015 - 3/31/2016	15.22	0.08	(0.69)	(0.61)	(0.15)		(0.87)	(1.02)		13.59	1.41%	1.35%	0.54%	(4.13%)	102,001	34%
4/1/2014 - 3/31/2015	14.62	0.05	0.77	0.82	(0.22)		—	(0.22)		15.22	1.41%	1.35%	0.32%	5.61%	119,159	21%
4/1/2013 - 3/31/2014	13.22	(0.01)	1.50	1.49	(0.09)		—	(0.09)		14.62	1.44%	1.35%	(0.09%)	11.25%	119,506	1%
4/1/2012 - 3/31/2013	12.30	0.01	0.96	0.97	(0.05)		—	(0.05)		13.22	1.46%	1.35%	0.09%	7.92%	105,757	25%
Class C
4/1/2016 - 3/31/2017	$13.55	$0.11	$1.53	$1.64	($0.15)		($0.66)	($0.81)		$14.38	1.42%	1.35%	0.80%	12.33%	$347,447	43%
4/1/2015 - 3/31/2016	15.18	0.08	(0.69)	(0.61)	(0.15)		(0.87)	(1.02)		13.55	1.41%	1.35%	0.54%	(4.13%)	366,805	34%
4/1/2014 - 3/31/2015	14.59	0.05	0.76	0.81	(0.22)		—	(0.22)		15.18	1.41%	1.35%	0.32%	5.59%	398,716	21%
4/1/2013 - 3/31/2014	13.19	(0.01)	1.50	1.49	(0.09)		—	(0.09)		14.59	1.44%	1.35%	(0.09%)	11.33%	375,368	1%
4/1/2012 - 3/31/2013	12.27	0.01	0.96	0.97	(0.05)		—	(0.05)		13.19	1.46%	1.35%	0.09%	7.95%	295,615	25%
Class R
4/1/2016 - 3/31/2017	$13.71	$0.18	$1.54	$1.72	($0.20)		($0.66)	($0.86)		$14.57	0.92%	0.85%	1.30%	12.86%	$15,347	43%
4/1/2015 - 3/31/2016	15.32	0.15	(0.68)	(0.53)	(0.21)		(0.87)	(1.08)		13.71	0.91%	0.85%	1.04%	(3.60%)	18,328	34%
4/1/2014 - 3/31/2015	14.72	0.12	0.77	0.89	(0.29)		—	(0.29)		15.32	0.91%	0.85%	0.82%	6.10%	21,383	21%
4/1/2013 - 3/31/2014	13.32	0.06	1.49	1.55	(0.15)		—	(0.15)		14.72	0.94%	0.85%	0.41%	11.67%	20,326	1%
4/1/2012 - 3/31/2013	12.40	0.07	0.96	1.03	(0.11)		—	(0.11)		13.32	0.96%	0.85%	0.55%	8.38%	17,844	25%
Advisor Class
4/1/2016 - 3/31/2017	$13.76	$0.26	$1.54	$1.80	($0.26)		($0.66)	($0.92)		$14.64	0.42%	0.35%	1.80%	13.34%	$13,275	43%
4/1/2015 - 3/31/2016	15.35	0.22	(0.68)	(0.46)	(0.26)		(0.87)	(1.13)		13.76	0.41%	0.35%	1.54%	(3.10%)	12,084	34%
4/1/2014 - 3/31/2015	14.75	0.19	0.78	0.97	(0.37)		—	(0.37)		15.35	0.41%	0.35%	1.32%	6.61%	10,165	21%
4/1/2013 - 3/31/2014	13.34	0.12	1.51	1.63	(0.22)		—	(0.22)		14.75	0.44%	0.40%	0.86%	12.21%	5,111	1%
12/31/2012 - 3/31/2013	12.50	(0.01)	0.85	0.84	—		—	—		13.34	0.45%	0.40%	(0.40%)	6.72%	2,470	25%
Pacific Funds Portfolio Optimization Aggressive-Growth
Class A
4/1/2016 - 3/31/2017	$14.70	$0.19	$1.96	$2.15	($0.19)		($0.87)	($1.06)		$15.79	0.68%	0.60%	1.25%	15.06%	$179,825	41%
4/1/2015 - 3/31/2016	15.85	0.16	(0.85)	(0.69)	(0.28)		(0.18)	(0.46)		14.70	0.68%	0.60%	1.03%	(4.37%)	170,874	35%
4/1/2014 - 3/31/2015	15.23	0.15	0.79	0.94	(0.32)		—	(0.32)		15.85	0.68%	0.60%	0.97%	6.18%	177,171	20%
4/1/2013 - 3/31/2014	13.50	0.08	1.77	1.85	(0.12)		—	(0.12)		15.23	0.71%	0.60%	0.58%	13.70%	161,858	5%
4/1/2012 - 3/31/2013	12.56	0.07	0.96	1.03	(0.09)		—	(0.09)		13.50	0.73%	0.60%	0.57%	8.30%	133,265	30%
Class B
4/1/2016 - 3/31/2017	$14.43	$0.07	$1.93	$2.00	($0.10)		($0.87)	($0.97)		$15.46	1.43%	1.35%	0.50%	14.22%	$29,946	41%
4/1/2015 - 3/31/2016	15.57	0.04	(0.84)	(0.80)	(0.16)		(0.18)	(0.34)		14.43	1.43%	1.35%	0.28%	(5.15%)	30,038	35%
4/1/2014 - 3/31/2015	14.94	0.03	0.80	0.83	(0.20)		—	(0.20)		15.57	1.43%	1.35%	0.22%	5.55%	35,840	20%
4/1/2013 - 3/31/2014	13.22	(0.02)	1.76	1.74	(0.02)		—	(0.02)		14.94	1.46%	1.35%	(0.17%)	13.13%	37,704	5%
4/1/2012 - 3/31/2013	12.28	(0.02)	0.96	0.94	(0.00	)(6)	—	(0.00	)(6)	13.22	1.48%	1.35%	(0.17%)	7.69%	33,013	30%
Class C
4/1/2016 - 3/31/2017	$14.41	$0.07	$1.93	$2.00	($0.11)		($0.87)	($0.98)		$15.43	1.43%	1.35%	0.50%	14.18%	$99,582	41%
4/1/2015 - 3/31/2016	15.55	0.04	(0.83)	(0.79)	(0.17)		(0.18)	(0.35)		14.41	1.43%	1.35%	0.28%	(5.13%)	100,573	35%
4/1/2014 - 3/31/2015	14.93	0.03	0.79	0.82	(0.20)		—	(0.20)		15.55	1.43%	1.35%	0.22%	5.54%	110,241	20%
4/1/2013 - 3/31/2014	13.22	(0.02)	1.75	1.73	(0.02)		—	(0.02)		14.93	1.46%	1.35%	(0.17%)	13.12%	101,888	5%
4/1/2012 - 3/31/2013	12.28	(0.02)	0.97	0.95	(0.01)		—	(0.01)		13.22	1.48%	1.35%	(0.18%)	7.71%	81,754	30%
Class R
4/1/2016 - 3/31/2017	$14.63	$0.15	$1.95	$2.10	($0.16)		($0.87)	($1.03)		$15.70	0.93%	0.85%	1.00%	14.71%	$7,313	41%
4/1/2015 - 3/31/2016	15.77	0.12	(0.84)	(0.72)	(0.24)		(0.18)	(0.42)		14.63	0.93%	0.85%	0.78%	(4.59%)	7,036	35%
4/1/2014 - 3/31/2015	15.15	0.11	0.79	0.90	(0.28)		—	(0.28)		15.77	0.93%	0.85%	0.72%	5.94%	8,893	20%
4/1/2013 - 3/31/2014	13.43	0.05	1.75	1.80	(0.08)		—	(0.08)		15.15	0.96%	0.85%	0.33%	13.45%	8,151	5%
4/1/2012 - 3/31/2013	12.48	0.04	0.97	1.01	(0.06)		—	(0.06)		13.43	0.98%	0.85%	0.33%	8.17%	7,251	30%

See explanation of references on A-9

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations					Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)		Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Aggressive-Growth (Continued)
Advisor Class
4/1/2016 - 3/31/2017	$14.71	$0.23		$1.97		$2.20	($0.22)	($0.87)	($1.09)	$15.82	0.43%	0.35%	1.50%	15.32%	$7,166	41%
4/1/2015 - 3/31/2016	15.86	0.19		(0.84)		(0.65)	(0.32)	(0.18)	(0.50)	14.71	0.43%	0.35%	1.28%	(4.13%)	6,679	35%
4/1/2014 - 3/31/2015	15.23	0.19		0.79		0.98	(0.35)	—	(0.35)	15.86	0.43%	0.35%	1.22%	6.50%	6,480	20%
4/1/2013 - 3/31/2014	13.51	0.11		1.76		1.87	(0.15)	—	(0.15)	15.23	0.46%	0.40%	0.78%	13.84%	2,719	5%
12/31/2012 - 3/31/2013	12.56	(0.01)		0.96		0.95	—	—	—	13.51	0.48%	0.40%	(0.40%)	7.56%	222	30%
Pacific Funds Diversified Alternatives
Class A
4/1/2016 - 3/31/2017	$9.63	$0.58		$0.11		$0.69	($0.62)	$—	($0.62)	$9.70	1.24%	0.85%	5.96%	7.28%	$2,647	37%
4/1/2015 - 3/31/2016	10.00	0.35		(0.31)		0.04	(0.37)	(0.04)	(0.41)	9.63	1.36%	0.85%	3.65%	0.55%	3,136	73%
4/1/2014 - 3/31/2015	9.99	0.38		(0.06)		0.32	(0.29)	(0.02)	(0.31)	10.00	2.83%	0.85%	3.77%	3.19%	1,465	23%
12/31/2013 - 3/31/2014	10.00	(0.01)		(0.00	)(6)	(0.01)	—	—	—	9.99	3.36%	0.85%	(0.34%)	(0.10%)	10	1%
Class C
4/1/2016 - 3/31/2017	$9.55	$0.51		$0.10		$0.61	($0.59)	$—	($0.59)	$9.57	1.99%	1.60%	5.21%	6.48%	$1,452	37%
4/1/2015 - 3/31/2016	9.92	0.28		(0.31)		(0.03)	(0.30)	(0.04)	(0.34)	9.55	2.11%	1.60%	2.90%	(0.19%)	661	73%
4/1/2014 - 3/31/2015	9.97	0.30		(0.06)		0.24	(0.27)	(0.02)	(0.29)	9.92	3.58%	1.60%	3.02%	2.39%	558	23%
12/31/2013 - 3/31/2014	10.00	(0.03)		(0.00	)(6)	(0.03)	—	—	—	9.97	4.11%	1.60%	(1.09%)	(0.30%)	10	1%
Advisor Class
4/1/2016 - 3/31/2017	$9.65	$0.61		$0.12		$0.73	($0.65)	$—	($0.65)	$9.73	0.99%	0.60%	6.21%	7.49%	$8,870	37%
4/1/2015 - 3/31/2016	10.01	0.39		(0.33)		0.06	(0.38)	(0.04)	(0.42)	9.65	1.11%	0.60%	3.90%	0.86%	2,476	73%
4/1/2014 - 3/31/2015	9.99	0.41		(0.08)		0.33	(0.29)	(0.02)	(0.31)	10.01	2.58%	0.60%	4.02%	3.37%	3,771	23%
12/31/2013 - 3/31/2014	10.00	(0.00	)(6)	(0.01)		(0.01)	—	—	—	9.99	3.11%	0.60%	(0.09%)	(0.10%)	1,978	1%
Pacific Funds Short Duration Income
Class A
4/1/2016 - 3/31/2017	$10.26	$0.18		$0.06		$0.24	($0.18)	$—	($0.18)	$10.32	1.05%	0.83%	1.77%	2.36%	$66,901	86%
4/1/2015 - 3/31/2016	10.41	0.17		(0.15)		0.02	(0.17)	—	(0.17)	10.26	1.06%	0.85%	1.62%	0.15%	69,477	41%
4/1/2014 - 3/31/2015	10.46	0.19		(0.03)		0.16	(0.18)	(0.03)	(0.21)	10.41	1.09%	0.85%	1.77%	1.51%	48,685	78%
4/1/2013 - 3/31/2014	10.46	0.17		0.04		0.21	(0.18)	(0.03)	(0.21)	10.46	1.14%	0.85%	1.68%	2.00%	60,012	98%
6/29/2012 - 3/31/2013	10.20	0.16		0.32		0.48	(0.15)	(0.07)	(0.22)	10.46	1.24%	0.85%	2.02%	4.78%	22,589	146%
Class C
4/1/2016 - 3/31/2017	$10.24	$0.11		$0.05		$0.16	($0.10)	$—	($0.10)	$10.30	1.80%	1.58%	1.02%	1.60%	$43,092	86%
4/1/2015 - 3/31/2016	10.39	0.09		(0.15)		(0.06)	(0.09)	—	(0.09)	10.24	1.81%	1.60%	0.87%	(0.58%)	44,180	41%
4/1/2014 - 3/31/2015	10.45	0.11		(0.03)		0.08	(0.11)	(0.03)	(0.14)	10.39	1.84%	1.60%	1.02%	0.68%	31,569	78%
4/1/2013 - 3/31/2014	10.45	0.10		0.03		0.13	(0.10)	(0.03)	(0.13)	10.45	1.89%	1.60%	0.93%	1.28%	23,769	98%
6/29/2012 - 3/31/2013	10.20	0.10		0.33		0.43	(0.11)	(0.07)	(0.18)	10.45	1.99%	1.60%	1.27%	4.28%	10,307	146%
Class I
4/1/2016 - 3/31/2017	$10.25	$0.21		$0.05		$0.26	($0.21)	$—	($0.21)	$10.30	0.65%	0.53%	2.06%	2.56%	$3,407	86%
4/1/2015 - 3/31/2016	10.39	0.20		(0.14)		0.06	(0.20)	—	(0.20)	10.25	0.66%	0.55%	1.92%	0.54%	1,695	41%
4/1/2014 - 3/31/2015	10.45	0.21		(0.03)		0.18	(0.21)	(0.03)	(0.24)	10.39	0.69%	0.57%	2.05%	1.70%	1,516	78%
4/1/2013 - 3/31/2014	10.45	0.21		0.02		0.23	(0.20)	(0.03)	(0.23)	10.45	0.74%	0.60%	1.93%	2.20%	979	98%
4/1/2012 - 3/31/2013	10.14	0.23		0.38		0.61	(0.23)	(0.07)	(0.30)	10.45	1.08%	0.60%	2.27%	6.10%	13,280	146%
Advisor Class
4/1/2016 - 3/31/2017	$10.26	$0.21		$0.06		$0.27	($0.21)	$—	($0.21)	$10.32	0.80%	0.57%	2.02%	2.62%	$162,554	86%
4/1/2015 - 3/31/2016	10.41	0.19		(0.15)		0.04	(0.19)	—	(0.19)	10.26	0.81%	0.60%	1.87%	0.40%	129,455	41%
4/1/2014 - 3/31/2015	10.46	0.21		(0.02)		0.19	(0.21)	(0.03)	(0.24)	10.41	0.83%	0.60%	2.02%	1.78%	51,901	78%
4/1/2013 - 3/31/2014	10.46	0.20		0.03		0.23	(0.20)	(0.03)	(0.23)	10.46	0.89%	0.60%	1.93%	2.25%	9,595	98%
6/29/2012 - 3/31/2013	10.20	0.18		0.31		0.49	(0.16)	(0.07)	(0.23)	10.46	0.99%	0.60%	2.27%	4.85%	3,148	146%

See explanation of references on A-9

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Core Income
Class A
4/1/2016 - 3/31/2017	$10.45	$0.28	$0.06	$0.34	($0.28)	$—	($0.28)	$10.51	1.13%	0.93%	2.63%	3.23%	$160,226	82%
4/1/2015 - 3/31/2016	10.79	0.31	(0.34)	(0.03)	(0.31)	—	(0.31)	10.45	1.14%	0.95%	2.92%	(0.27%)	196,297	74%
4/1/2014 - 3/31/2015	10.66	0.31	0.13	0.44	(0.31)	—	(0.31)	10.79	1.14%	0.93%	2.93%	4.17%	218,368	53%
4/1/2013 - 3/31/2014	10.92	0.32	(0.09)	0.23	(0.33)	(0.16)	(0.49)	10.66	1.16%	0.90%	3.03%	2.27%	221,086	120%
4/1/2012 - 3/31/2013	10.61	0.30	0.55	0.85	(0.29)	(0.25)	(0.54)	10.92	1.17%	0.90%	2.76%	8.13%	333,987	171%
Class C
4/1/2016 - 3/31/2017	$10.45	$0.20	$0.06	$0.26	($0.20)	$—	($0.20)	$10.51	1.88%	1.68%	1.88%	2.46%	$120,546	82%
4/1/2015 - 3/31/2016	10.79	0.23	(0.34)	(0.11)	(0.23)	—	(0.23)	10.45	1.89%	1.70%	2.17%	(1.03%)	140,657	74%
4/1/2014 - 3/31/2015	10.66	0.23	0.13	0.36	(0.23)	—	(0.23)	10.79	1.89%	1.68%	2.18%	3.42%	183,952	53%
4/1/2013 - 3/31/2014	10.93	0.24	(0.10)	0.14	(0.25)	(0.16)	(0.41)	10.66	1.91%	1.65%	2.28%	1.41%	122,946	120%
4/1/2012 - 3/31/2013	10.62	0.22	0.55	0.77	(0.21)	(0.25)	(0.46)	10.93	1.92%	1.65%	2.01%	7.37%	160,472	171%
Class I
4/1/2016 - 3/31/2017	$10.46	$0.31	$0.06	$0.37	($0.31)	$—	($0.31)	$10.52	0.73%	0.62%	2.93%	3.54%	$4,563	82%
4/1/2015 - 3/31/2016	10.80	0.34	(0.34)	0.00	(0.34)	—	(0.34)	10.46	0.74%	0.65%	3.22%	0.03%	3,585	74%
4/1/2014 - 3/31/2015	10.67	0.34	0.13	0.47	(0.34)	—	(0.34)	10.80	0.73%	0.65%	3.21%	4.46%	3,806	53%
4/1/2013 - 3/31/2014	10.93	0.35	(0.09)	0.26	(0.36)	(0.16)	(0.52)	10.67	0.76%	0.65%	3.28%	2.53%	1,187	120%
4/1/2012 - 3/31/2013	10.62	0.33	0.55	0.88	(0.32)	(0.25)	(0.57)	10.93	0.77%	0.65%	3.01%	8.39%	1,794	171%
Advisor Class
4/1/2016 - 3/31/2017	$10.47	$0.31	$0.05	$0.36	($0.30)	$—	($0.30)	$10.53	0.88%	0.66%	2.90%	3.50%	$337,844	82%
4/1/2015 - 3/31/2016	10.81	0.33	(0.34)	(0.01)	(0.33)	—	(0.33)	10.47	0.89%	0.70%	3.17%	(0.02%)	249,677	74%
4/1/2014 - 3/31/2015	10.68	0.34	0.13	0.47	(0.34)	—	(0.34)	10.81	0.88%	0.69%	3.17%	4.43%	219,437	53%
4/1/2013 - 3/31/2014	10.95	0.35	(0.10)	0.25	(0.36)	(0.16)	(0.52)	10.68	0.91%	0.65%	3.28%	2.53%	69,489	120%
6/29/2012 - 3/31/2013	10.79	0.24	0.41	0.65	(0.24)	(0.25)	(0.49)	10.95	0.94%	0.67%	2.99%	5.97%	93,966	171%
Pacific Funds Strategic Income
Class A
4/1/2016 - 3/31/2017	$10.09	$0.39	$0.59	$0.98	($0.39)	$—	($0.39)	$10.68	1.25%	1.02%	3.71%	9.82%	$66,765	116%
4/1/2015 - 3/31/2016	10.75	0.43	(0.66)	(0.23)	(0.43)	—	(0.43)	10.09	1.26%	1.05%	4.20%	(2.17%)	52,218	94%
4/1/2014 - 3/31/2015	11.20	0.46	(0.37)	0.09	(0.44)	(0.10)	(0.54)	10.75	1.28%	1.05%	4.18%	0.84%	51,175	157%
4/1/2013 - 3/31/2014	11.23	0.48	0.30	0.78	(0.49)	(0.32)	(0.81)	11.20	1.43%	1.05%	4.34%	7.25%	37,896	190%
6/29/2012 - 3/31/2013	10.53	0.38	0.98	1.36	(0.36)	(0.30)	(0.66)	11.23	1.47%	1.05%	4.55%	13.12%	20,963	353%
Class C
4/1/2016 - 3/31/2017	$10.07	$0.31	$0.59	$0.90	($0.31)	$—	($0.31)	$10.66	2.00%	1.76%	2.97%	9.03%	$50,016	116%
4/1/2015 - 3/31/2016	10.73	0.36	(0.67)	(0.31)	(0.35)	—	(0.35)	10.07	2.01%	1.80%	3.45%	(2.90%)	44,196	94%
4/1/2014 - 3/31/2015	11.19	0.38	(0.38)	—	(0.36)	(0.10)	(0.46)	10.73	2.03%	1.80%	3.43%	0.03%	42,684	157%
4/1/2013 - 3/31/2014	11.22	0.40	0.30	0.70	(0.41)	(0.32)	(0.73)	11.19	2.18%	1.80%	3.59%	6.51%	23,451	190%
6/29/2012 - 3/31/2013	10.53	0.32	0.98	1.30	(0.31)	(0.30)	(0.61)	11.22	2.22%	1.80%	3.80%	12.52%	7,948	353%
Class I
4/1/2016 - 3/31/2017	$10.03	$0.42	$0.59	$1.01	($0.42)	$—	($0.42)	$10.62	0.85%	0.71%	4.01%	10.20%	$2,446	116%
4/1/2015 - 3/31/2016	10.70	0.46	(0.67)	(0.21)	(0.46)	—	(0.46)	10.03	0.86%	0.75%	4.50%	(1.98%)	948	94%
4/1/2014 - 3/31/2015	11.15	0.49	(0.37)	0.12	(0.47)	(0.10)	(0.57)	10.70	0.88%	0.77%	4.46%	1.13%	1,381	157%
4/1/2013 - 3/31/2014	11.18	0.52	0.28	0.80	(0.51)	(0.32)	(0.83)	11.15	1.03%	0.80%	4.59%	7.51%	1,686	190%
4/1/2012 - 3/31/2013	10.40	0.52	1.09	1.61	(0.53)	(0.30)	(0.83)	11.18	1.22%	0.80%	4.80%	15.94%	22,099	353%
Advisor Class
4/1/2016 - 3/31/2017	$10.09	$0.42	$0.58	$1.00	($0.41)	$—	($0.41)	$10.68	1.00%	0.77%	3.96%	10.09%	$217,482	116%
4/1/2015 - 3/31/2016	10.76	0.46	(0.68)	(0.22)	(0.45)	—	(0.45)	10.09	1.01%	0.80%	4.45%	(2.01%)	115,565	94%
4/1/2014 - 3/31/2015	11.20	0.48	(0.35)	0.13	(0.47)	(0.10)	(0.57)	10.76	1.03%	0.80%	4.43%	1.20%	66,223	157%
4/1/2013 - 3/31/2014	11.24	0.51	0.29	0.80	(0.52)	(0.32)	(0.84)	11.20	1.18%	0.80%	4.59%	7.42%	9,302	190%
6/29/2012 - 3/31/2013	10.53	0.40	0.97	1.37	(0.36)	(0.30)	(0.66)	11.24	1.24%	0.82%	4.78%	13.31%	1,575	353%

See explanation of references on A-9

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Floating Rate Income
Class A
4/1/2016 - 3/31/2017	$9.76	$0.42	$0.38	$0.80	($0.41)	$—	($0.41)	$10.15	1.30%	1.09%	4.21%	8.32%	$207,238	168%
4/1/2015 - 3/31/2016	10.08	0.39	(0.32)	0.07	(0.39)	—	(0.39)	9.76	1.30%	1.12%	3.92%	0.72%	191,376	99%
4/1/2014 - 3/31/2015	10.51	0.44	(0.40)	0.04	(0.44)	(0.03)	(0.47)	10.08	1.29%	1.07%	4.20%	0.38%	215,160	80%
4/1/2013 - 3/31/2014	10.46	0.40	0.04	0.44	(0.37)	(0.02)	(0.39)	10.51	1.30%	1.05%	3.86%	4.30%	375,848	123%
4/1/2012 - 3/31/2013	10.07	0.46	0.46	0.92	(0.43)	(0.10)	(0.53)	10.46	1.43%	1.05%	4.46%	9.36%	125,007	186%
Class C
4/1/2016 - 3/31/2017	$9.74	$0.35	$0.37	$0.72	($0.33)	$—	($0.33)	$10.13	2.05%	1.83%	3.47%	7.54%	$180,612	168%
4/1/2015 - 3/31/2016	10.06	0.31	(0.31)	0.00	(0.32)	—	(0.32)	9.74	2.05%	1.87%	3.17%	(0.04%)	161,326	99%
4/1/2014 - 3/31/2015	10.50	0.36	(0.40)	(0.04)	(0.37)	(0.03)	(0.40)	10.06	2.04%	1.82%	3.45%	(0.46%)	179,798	80%
4/1/2013 - 3/31/2014	10.45	0.33	0.04	0.37	(0.30)	(0.02)	(0.32)	10.50	2.05%	1.80%	3.11%	3.57%	214,365	123%
4/1/2012 - 3/31/2013	10.07	0.38	0.46	0.84	(0.36)	(0.10)	(0.46)	10.45	2.18%	1.80%	3.71%	8.56%	63,045	186%
Class I
4/1/2016 - 3/31/2017	$9.77	$0.45	$0.38	$0.83	($0.44)	$—	($0.44)	$10.16	0.89%	0.78%	4.52%	8.63%	$249,811	168%
4/1/2015 - 3/31/2016	10.09	0.42	(0.32)	0.10	(0.42)	—	(0.42)	9.77	0.90%	0.82%	4.22%	1.02%	91,984	99%
4/1/2014 - 3/31/2015	10.53	0.46	(0.40)	0.06	(0.47)	(0.03)	(0.50)	10.09	0.89%	0.81%	4.46%	0.55%	88,508	80%
4/1/2013 - 3/31/2014	10.47	0.43	0.05	0.48	(0.40)	(0.02)	(0.42)	10.53	0.90%	0.80%	4.11%	4.65%	96,635	123%
4/1/2012 - 3/31/2013	10.08	0.48	0.46	0.94	(0.45)	(0.10)	(0.55)	10.47	1.03%	0.80%	4.71%	9.56%	10,726	186%
Advisor Class
4/1/2016 - 3/31/2017	$9.79	$0.45	$0.37	$0.82	($0.43)	$—	($0.43)	$10.18	1.04%	0.83%	4.47%	8.56%	$450,761	168%
4/1/2015 - 3/31/2016	10.11	0.41	(0.32)	0.09	(0.41)	—	(0.41)	9.79	1.05%	0.87%	4.17%	0.96%	231,437	99%
4/1/2014 - 3/31/2015	10.54	0.46	(0.39)	0.07	(0.47)	(0.03)	(0.50)	10.11	1.04%	0.82%	4.45%	0.63%	270,383	80%
4/1/2013 - 3/31/2014	10.49	0.43	0.04	0.47	(0.40)	(0.02)	(0.42)	10.54	1.05%	0.80%	4.11%	4.54%	368,122	123%
6/29/2012 - 3/31/2013	10.12	0.36	0.45	0.81	(0.34)	(0.10)	(0.44)	10.49	1.15%	0.80%	4.70%	8.13%	35,648	186%
Pacific Funds Limited Duration High Income
Class A
4/1/2016 - 3/31/2017	$8.86	$0.35	$0.26	$0.61	($0.35)	$—	($0.35)	$9.12	1.47%	1.05%	3.87%	7.01%	$5,506	77%
4/1/2015 - 3/31/2016	9.60	0.41	(0.74)	(0.33)	(0.41)	—	(0.41)	8.86	1.45%	1.08%	4.44%	(3.48%)	7,503	48%
4/1/2014 - 3/31/2015	10.22	0.45	(0.58)	(0.13)	(0.45)	(0.04)	(0.49)	9.60	1.49%	1.08%	4.51%	(1.27%)	7,094	49%
7/31/2013 - 3/31/2014	10.00	0.26	0.22	0.48	(0.25)	(0.01)	(0.26)	10.22	1.67%	1.08%	3.94%	4.85%	8,677	53%
Class C
4/1/2016 - 3/31/2017	$8.85	$0.28	$0.26	$0.54	($0.29)	$—	($0.29)	$9.10	2.22%	1.78%	3.14%	6.12%	$3,206	77%
4/1/2015 - 3/31/2016	9.58	0.34	(0.73)	(0.39)	(0.34)	—	(0.34)	8.85	2.20%	1.83%	3.69%	(4.10%)	3,104	48%
4/1/2014 - 3/31/2015	10.20	0.37	(0.57)	(0.20)	(0.38)	(0.04)	(0.42)	9.58	2.21%	1.83%	3.76%	(1.99%)	3,664	49%
7/31/2013 - 3/31/2014	10.00	0.21	0.22	0.43	(0.22)	(0.01)	(0.23)	10.20	2.42%	1.83%	3.19%	4.28%	2,442	53%
Class I
4/1/2016 - 3/31/2017	$8.86	$0.38	$0.25	$0.63	($0.38)	$—	($0.38)	$9.11	1.07%	0.76%	4.16%	7.32%	$22,819	77%
4/1/2015 - 3/31/2016	9.60	0.44	(0.74)	(0.30)	(0.44)	—	(0.44)	8.86	1.05%	0.78%	4.74%	(3.19%)	21,217	48%
4/1/2014 - 3/31/2015	10.22	0.48	(0.58)	(0.10)	(0.48)	(0.04)	(0.52)	9.60	1.09%	0.80%	4.79%	(0.89%)	21,921	49%
7/31/2013 - 3/31/2014	10.00	0.28	0.21	0.49	(0.26)	(0.01)	(0.27)	10.22	1.27%	0.83%	4.19%	4.87%	22,227	53%
Advisor Class
4/1/2016 - 3/31/2017	$8.86	$0.37	$0.25	$0.62	($0.37)	$—	($0.37)	$9.11	1.22%	0.79%	4.13%	7.17%	$2,032	77%
4/1/2015 - 3/31/2016	9.60	0.44	(0.75)	(0.31)	(0.43)	—	(0.43)	8.86	1.20%	0.83%	4.69%	(3.24%)	1,975	48%
4/1/2014 - 3/31/2015	10.21	0.46	(0.55)	(0.09)	(0.48)	(0.04)	(0.52)	9.60	1.18%	0.83%	4.76%	(0.92%)	5,669	49%
7/31/2013 - 3/31/2014	10.00	0.28	0.21	0.49	(0.27)	(0.01)	(0.28)	10.21	1.42%	0.83%	4.19%	4.89%	1,860	53%
Pacific Funds High Income
Class A
4/1/2016 - 3/31/2017	$9.44	$0.48	$0.92	$1.40	($0.55)	$—	($0.55)	$10.29	1.32%	1.03%	4.81%	15.16%	$5,626	61%
4/1/2015 - 3/31/2016	10.48	0.50	(1.10)	(0.60)	(0.44)	—	(0.44)	9.44	1.28%	1.05%	5.05%	(5.79%)	10,391	54%
4/1/2014 - 3/31/2015	11.22	0.54	(0.60)	(0.06)	(0.52)	(0.16)	(0.68)	10.48	1.50%	1.05%	4.90%	(0.49%)	5,900	60%
4/1/2013 - 3/31/2014	11.16	0.56	0.25	0.81	(0.55)	(0.20)	(0.75)	11.22	1.67%	1.05%	5.03%	7.50%	6,441	99%
6/29/2012 - 3/31/2013	10.57	0.46	0.84	1.30	(0.44)	(0.27)	(0.71)	11.16	1.87%	1.05%	5.57%	12.59%	3,497	154%

See explanation of references on A-9

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds High Income (Continued)
Class C
4/1/2016 - 3/31/2017	$9.43	$0.41		$0.92	$1.33	($0.48)		$—	($0.48)	$10.28	2.07%	1.76%	4.07%	14.36%	$4,802	61%
4/1/2015 - 3/31/2016	10.47	0.43		(1.10)	(0.67)	(0.37)		—	(0.37)	9.43	2.03%	1.80%	4.30%	(6.52%)	4,324	54%
4/1/2014 - 3/31/2015	11.21	0.45		(0.59)	(0.14)	(0.44)		(0.16)	(0.60)	10.47	2.24%	1.80%	4.15%	(1.22%)	5,419	60%
4/1/2013 - 3/31/2014	11.16	0.47		0.25	0.72	(0.47)		(0.20)	(0.67)	11.21	2.42%	1.80%	4.28%	6.65%	5,245	99%
6/29/2012 - 3/31/2013	10.57	0.40		0.85	1.25	(0.39)		(0.27)	(0.66)	11.16	2.62%	1.80%	4.82%	12.11%	2,203	154%
Class I
4/1/2016 - 3/31/2017	$9.37	$0.51		$0.91	$1.42	($0.58)		$—	($0.58)	$10.21	0.90%	0.73%	5.10%	15.52%	$5,204	61%
4/1/2015 - 3/31/2016	10.41	0.54		(1.11)	(0.57)	(0.47)		—	(0.47)	9.37	0.88%	0.75%	5.35%	(5.57%)	58	54%
4/1/2014 - 3/31/2015	11.14	0.57		(0.61)	(0.04)	(0.53)		(0.16)	(0.69)	10.41	1.10%	0.77%	5.18%	(0.30%)	241	60%
4/1/2013 - 3/31/2014	11.09	0.58		0.24	0.82	(0.57)		(0.20)	(0.77)	11.14	1.27%	0.80%	5.28%	7.72%	9,493	99%
4/1/2012 - 3/31/2013	10.58	0.63		0.82	1.45	(0.67)		(0.27)	(0.94)	11.09	1.78%	0.80%	5.82%	14.21%	8,810	154%
Advisor Class
4/1/2016 - 3/31/2017	$9.44	$0.51		$0.93	$1.44	($0.58)		$—	($0.58)	$10.30	1.06%	0.77%	5.07%	15.58%	$2,304	61%
4/1/2015 - 3/31/2016	10.49	0.53		(1.12)	(0.59)	(0.46)		—	(0.46)	9.44	1.03%	0.80%	5.30%	(5.66%)	1,666	54%
4/1/2014 - 3/31/2015	11.23	0.57		(0.60)	(0.03)	(0.55)		(0.16)	(0.71)	10.49	1.24%	0.80%	5.15%	(0.23%)	3,807	60%
4/1/2013 - 3/31/2014	11.18	0.58		0.24	0.82	(0.57)		(0.20)	(0.77)	11.23	1.42%	0.80%	5.28%	7.67%	3,064	99%
6/29/2012 - 3/31/2013	10.57	0.48		0.85	1.33	(0.45)		(0.27)	(0.72)	11.18	1.63%	0.81%	5.81%	12.87%	279	154%
Pacific Funds Large-Cap (7)
Class A
4/1/2016 - 3/31/2017	$9.66	$0.11		$1.40	$1.51	($0.09)		$—	($0.09)	$11.08	2.86%	1.00%	1.08%	15.69%	$4,599	108%
1/11/2016 - 3/31/2016	9.10	0.03		0.53	0.56	—		—	—	9.66	6.07%	1.00%	1.35%	6.15%	551	27%
Class C
4/1/2016 - 3/31/2017	$9.65	$0.03		$1.39	$1.42	($0.04)		$—	($0.04)	$11.03	3.61%	1.75%	0.33%	14.74%	$2,804	108%
1/11/2016 - 3/31/2016	9.10	0.01		0.54	0.55	—		—	—	9.65	6.82%	1.75%	0.60%	6.04%	525	27%
Advisor Class
4/1/2016 - 3/31/2017	$9.67	$0.14		$1.39	$1.53	($0.09)		$—	($0.09)	$11.11	2.61%	0.75%	1.33%	15.89%	$2,176	108%
1/11/2016 - 3/31/2016	9.10	0.03		0.54	0.57	—		—	—	9.67	5.82%	0.75%	1.60%	6.26%	564	27%
Investor Class
4/1/2016 - 3/31/2017	$9.65	$0.11		$1.39	$1.50	($0.22)		$—	($0.22)	$10.93	2.86%	1.00%	1.08%	15.66%	$299	108%
12/1/2015 - 3/31/2016	10.07	0.04		(0.31)	(0.27)	(0.15	)(8)	—	(0.15)	9.65	6.37%	1.00%	1.35%	(2.68%)	674	27%
12/31/2014 - 11/30/2015	10.00	0.12		(0.05)	0.07	—		—	—	10.07	15.97%	1.00%	1.20%	0.70%	631	45%
Pacific Funds Large-Cap Value (7)
Class A
4/1/2016 - 3/31/2017	$9.46	$0.14		$1.27	$1.41	($0.10)		($0.02)	($0.12)	$10.75	1.79%	1.10%	1.35%	14.92%	$2,572	65%
1/11/2016 - 3/31/2016	8.97	0.04		0.45	0.49	—		—	—	9.46	10.34%	1.10%	1.92%	5.46%	499	48%
Class C
4/1/2016 - 3/31/2017	$9.45	$0.06		$1.26	$1.32	($0.06)		($0.02)	($0.08)	$10.69	2.54%	1.85%	0.60%	14.03%	$3,056	65%
1/11/2016 - 3/31/2016	8.97	0.02		0.46	0.48	—		—	—	9.45	11.09%	1.85%	1.17%	5.35%	477	48%
Advisor Class
4/1/2016 - 3/31/2017	$9.47	$0.16		$1.26	$1.42	($0.09)		($0.02)	($0.11)	$10.78	1.54%	0.85%	1.60%	15.10%	$24,779	65%
1/11/2016 - 3/31/2016	8.97	0.04		0.46	0.50	—		—	—	9.47	10.09%	0.85%	2.17%	5.57%	777	48%
Investor Class
4/1/2016 - 3/31/2017	$9.46	$0.13		$1.28	$1.41	($0.21)		($0.02)	($0.23)	$10.64	1.79%	1.10%	1.35%	14.84%	$96	65%
12/1/2015 - 3/31/2016	10.01	0.06		(0.34)	(0.28)	(0.27)		—	(0.27)	9.46	12.77%	1.07%	1.95%	(2.76%)	514	48%
12/31/2014 - 11/30/2015	10.00	0.13		(0.12)	0.01	—		—	—	10.01	30.13%	1.00%	1.42%	0.10%	500	44%
Pacific Funds Small/Mid-Cap (7)
Class A
4/1/2016 - 3/31/2017	$9.93	($0.02)		$2.05	$2.03	$—		($0.03)	($0.03)	$11.93	1.71%	1.30%	(0.19%)	20.44%	$18,360	45%
1/11/2016 - 3/31/2016	9.33	0.00	(6)	0.60	0.60	—		—	—	9.93	5.43%	1.30%	0.07%	6.43%	2,254	11%

See explanation of references on A-9

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Small/Mid-Cap (Continued) (7)
Class C
4/1/2016 - 3/31/2017	$9.91	($0.10)		$2.03	$1.93	$—	($0.03)	($0.03)	$11.81	2.46%	2.05%	(0.94%)	19.47%	$7,383	45%
1/11/2016 - 3/31/2016	9.33	(0.01)		0.59	0.58	—	—	—	9.91	6.18%	2.05%	(0.68%)	6.22%	527	11%
Advisor Class
4/1/2016 - 3/31/2017	$9.92	$0.01		$2.05	$2.06	($0.01)	($0.03)	($0.04)	$11.94	1.46%	1.05%	0.06%	20.73%	$70,260	45%
1/11/2016 - 3/31/2016	9.33	0.01		0.58	0.59	—	—	—	9.92	5.18%	1.05%	0.32%	6.32%	1,965	11%
Investor Class
4/1/2016 - 3/31/2017	$9.91	($0.03)		$2.05	$2.02	$—	($0.03)	($0.03)	$11.90	1.71%	1.35%	(0.24%)	20.38%	$6,808	45%
1/11/2016 - 3/31/2016	9.33	0.00	(6)	0.58	0.58	—	—	—	9.91	5.43%	1.35%	0.02%	6.22%	2,286	11%
Pacific Funds Small-Cap (7)
Class A
4/1/2016 - 3/31/2017	$9.68	($0.00	)(6)	$2.19	$2.19	($0.10)	$—	($0.10)	$11.77	3.44%	1.30%	(0.04%)	22.70%	$1,759	62%
1/11/2016 - 3/31/2016	9.10	0.01		0.57	0.58	—	—	—	9.68	17.67%	1.30%	0.31%	6.37%	324	27%
Class C
4/1/2016 - 3/31/2017	$9.66	($0.09)		$2.19	$2.10	$—	$—	$—	$11.76	4.19%	2.05%	(0.79%)	21.74%	$641	62%
1/11/2016 - 3/31/2016	9.10	(0.01)		0.57	0.56	—	—	—	9.66	18.42%	2.05%	(0.44%)	6.15%	130	27%
Advisor Class
4/1/2016 - 3/31/2017	$9.68	$0.02		$2.21	$2.23	($0.01)	$—	($0.01)	$11.90	3.19%	1.05%	0.21%	23.03%	$8,265	62%
1/11/2016 - 3/31/2016	9.10	0.01		0.57	0.58	—	—	—	9.68	17.42%	1.05%	0.56%	6.37%	153	27%
Investor Class
4/1/2016 - 3/31/2017	$9.67	($0.01)		$2.20	$2.19	($0.02)	$—	($0.02)	$11.84	3.44%	1.35%	(0.09%)	22.65%	$580	62%
1/11/2016 - 3/31/2016	9.10	0.01		0.56	0.57	—	—	—	9.67	17.67%	1.35%	0.26%	6.26%	18	27%
Pacific Funds Small-Cap Value (7)
Class A
4/1/2016 - 3/31/2017	$9.47	$0.03		$2.13	$2.16	($0.06)	($0.05)	($0.11)	$11.52	1.90%	1.30%	0.23%	22.65%	$743	76%
1/11/2016 - 3/31/2016	8.80	0.02		0.65	0.67	—	—	—	9.47	15.99%	1.30%	0.97%	7.73%	148	17%
Class C
4/1/2016 - 3/31/2017	$9.46	($0.06)		$2.12	$2.06	($0.01)	($0.05)	($0.06)	$11.46	2.65%	2.05%	(0.52%)	21.81%	$1,105	76%
1/11/2016 - 3/31/2016	8.80	0.00	(6)	0.66	0.66	—	—	—	9.46	16.74%	2.05%	0.22%	7.50%	121	17%
Advisor Class
4/1/2016 - 3/31/2017	$9.48	$0.05		$2.15	$2.20	($0.04)	($0.05)	($0.09)	$11.59	1.65%	1.05%	0.48%	23.02%	$20,617	76%
1/11/2016 - 3/31/2016	8.80	0.02		0.66	0.68	—	—	—	9.48	15.74%	1.05%	1.22%	7.84%	261	17%
Investor Class
4/1/2016 - 3/31/2017	$9.47	$0.02		$2.13	$2.15	($0.06)	($0.05)	($0.11)	$11.51	1.90%	1.35%	0.18%	22.59%	$206	76%
1/11/2016 - 3/31/2016	8.80	0.02		0.65	0.67	—	—	—	9.47	15.99%	1.35%	0.92%	7.73%	59	17%
Pacific Funds Small-Cap Growth (7)
Class A
4/1/2016 - 3/31/2017	$9.61	($0.07)		$1.80	$1.73	$—	($0.20)	($0.20)	$11.14	1.93%	1.30%	(0.68%)	17.83%	$514	49%
1/11/2016 - 3/31/2016	9.27	(0.01)		0.35	0.34	—	—	—	9.61	12.44%	1.30%	(0.70%)	3.88%	43	7%
Class C
4/1/2016 - 3/31/2017	$9.61	($0.15)		$1.79	$1.64	$—	($0.20)	($0.20)	$11.05	2.68%	2.05%	(1.43%)	17.14%	$187	49%
1/11/2016 - 3/31/2016	9.27	(0.03)		0.37	0.34	—	—	—	9.61	13.19%	2.05%	(1.45%)	3.67%	34	7%
Advisor Class
4/1/2016 - 3/31/2017	$9.64	($0.05)		$1.80	$1.75	$—	($0.20)	($0.20)	$11.19	1.68%	1.05%	(0.43%)	18.23%	$13,321	49%
1/11/2016 - 3/31/2016	9.27	(0.01)		0.38	0.37	—	—	—	9.64	12.19%	1.05%	(0.45%)	3.99%	234	7%
Investor Class
4/1/2016 - 3/31/2017	$9.62	($0.06)		$1.79	$1.73	($0.02)	($0.20)	($0.22)	$11.13	1.93%	1.25%	(0.63%)	18.11%	$1,155	49%
12/1/2015 - 3/31/2016	10.42	(0.02)		(0.78)	(0.80)	—	—	—	9.62	12.79%	1.25%	(0.65%)	(7.68%)	977	7%
12/31/2014 - 11/30/2015	10.00	(0.07)		0.49	0.42	—	—	—	10.42	17.40%	1.25%	(0.70%)	4.20%	1,047	34%

See explanation of references on A-9

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Explanation of References

(1)	For share classes that commenced operations after April 1, 2012, the first date reported represents the commencement date of operations for that share class.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any. The expense ratios for all the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives do not include fees and expenses of the underlying funds in which the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives invest.
(5)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(6)	Reflects an amount rounding to less than $0.01 per share.
(7)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the following periods are shown for the Fund prior to April 1, 2016: (i) the period from December 31, 2014 through November 30, 2015, which reflects the fiscal year end for the Predecessor Fund prior to the reorganization and (ii) the period from December 1, 2015 or class commencement date through March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization.
(8)	Includes $0.01 per share return of capital distribution.

WHERE TO GO FOR MORE INFORMATION

You’ll find more information about the Funds in the following documents:

Appendix to the Prospectus

The appendix to this Prospectus, titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries, is a separate document that is incorporated by reference into this Prospectus and contains information on sales charge reductions and waivers available through specific financial intermediaries that differ from the sales charge waivers and reductions disclosed in this Prospectus and the related Statement of Additional Information.

Annual, Semi-Annual and Quarterly Reports

The Trust’s annual, semi-annual and quarterly reports for the Funds included in this Prospectus, once available, will provide additional information about Fund investments. The Trust’s annual reports list the holdings of the Funds (or a summary of holdings), describe Fund performance, include audited financial statements and tell you how investment strategies and Fund performance have responded to recent market conditions and economic trends. The Trust’s semi-annual reports list the holdings of the Funds (or a summary of the holdings) and include unaudited financial statements. The Trust’s annual and semi-annual reports may contain a summary schedule of investments for certain Funds. A complete schedule of investments may be obtained as noted below. The Trust’s quarterly reports provide a list of the holdings of the Funds.

Statement of Additional Information (“SAI”)

The SAI contains detailed information about each Fund’s investments, strategies and risks and a full description of the Trust’s policies and procedures regarding disclosure of the Funds’ portfolio holdings. The SAI is considered to be part of this Prospectus because it is incorporated herein by reference.

How to Obtain Documents

The prospectuses, the SAI and other regulatory documents of the Trust, once filed, are available, free of charge, on the Trust’s website (www.pacificlife.com/pacificfunds.html). You may also call or write for a free copy of these documents. You can also obtain these documents, reports and other information by contacting the U.S. Securities and Exchange Commission’s (“SEC”) Public Reference Room. The SEC may charge you a fee for this information.

Portfolio Holdings Information

Each Fund’s unaudited portfolio holdings information can be found at www.PacificLife.com/PacificFundsMonthlyHoldings.html. Month-end portfolio holdings for Funds are generally posted approximately three to five business days following month end. There may be an additional delay for certain Funds as indicated on the website. The investment adviser reserves the right to post holdings for any Fund more frequently than monthly, but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted or longer if required by law.

How to Contact the Trust

If you have any questions about any of the Funds or would like to obtain a copy of the Trust’s prospectuses, SAI or annual or semi-annual report at no cost, contact:

Regular mail: Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768

Express mail: Pacific Funds, 4400 Computer Drive, Westborough, MA 01581

Telephone: Customer Service (800) 722-2333 (select Option 2) (Monday through Friday)

How to Contact the SEC

Commission’s Public Reference Section

100 F Street, NE

Washington, D.C. 20549-1520

Website: www.sec.gov

E-mail: publicinfo@sec.gov

Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You may also access reports and other information about a Fund on the EDGAR Database on the SEC’s webpage at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (“FINRA”) provides investor protection education through its website and printed materials. The FINRA website address is www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck may be obtained from FINRA. The FINRA BrokerCheck hotline number is 1-800-289-9999. FINRA does not charge a fee for BrokerCheck services.

SEC file number 811-10385

APPENDIX

Appendix to the Prospectus dated August 1, 2017, for

Pacific Funds Class A, Class B, Class C, Class I, Class R, Advisor Class and Investor Class shares

VARIATIONS IN SALES CHARGE WAIVERS AND DISCOUNTS

AVAILABLE THROUGH SPECIFIC FINANCIAL INTERMEDIARIES

The information in this Appendix is a part of, and incorporated into, the Prospectus for the Funds,

and must be delivered with the Prospectus.

APPENDIX

The Funds offer several ways to waive or reduce the front-end sales charge on Class A shares, which are set forth in the Funds’ prospectus. The prospectus also describes the circumstances under which the Funds will waive or reduce the contingent deferred sales charge (“CDSC”) imposed on redemptions of Class C shares and certain Class A shares purchased at net asset value. The availability of the sales charge waivers and reductions discussed in the prospectus will depend upon whether you purchase your shares directly from a Fund or through a financial intermediary. Merrill Lynch has different policies and procedures regarding the availability of sales charge waivers and reductions, which are set forth below.

These waivers and discounts may vary from waivers and reductions described in the prospectus. This Appendix will only be updated based on information provided by the applicable firm. In all circumstances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions. Please contact your financial intermediary for more information about the sales charge waivers or reductions available to you.

Class A and Class C Share Sales Charge Waivers and Reductions Available Through Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed in the Funds’ prospectus or Statement of Additional Information. Additional details regarding these waivers and discounts are available from Merrill Lynch.

FRONT-END SALES CHARGE WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within Pacific Funds Series Trust)
Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members

Directors or Trustees of the Fund, employees of the Fund’s investment adviser and other service providers to the Fund or any of their affiliates, and immediate family members of the foregoing, as described in the prospectus (if applicable)

Shares purchased from the proceeds of redemptions within Pacific Funds Series Trust, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as a Right of Reinstatement)

Shares exchanged from Class A shares of the same fund or another fund within Pacific Funds Series Trust that were previously assessed a sales charge
CDSC WAIVERS ON CLASS A AND CLASS C SHARES AVAILABLE AT MERRILL LYNCH
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a Right of Reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
FRONT-END LOAD DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT
Breakpoints as described in the prospectus

Rights of Accumulation (“ROA”), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Pacific Funds Series Trust assets held by accounts within the purchaser’s household at Merrill Lynch.

Eligible Pacific Funds Series Trust assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (“LOI”), which allow for breakpoint discounts based on anticipated purchases within Pacific Funds Series

Trust, through Merrill Lynch, over a 13-month period of time. Part of the LOI amount committed may be held in escrow to cover additional sales charges that would have applied at the lower purchase amount if the total purchases made over the 13 month period are not sufficient to qualify for the breakpoint discount.

Pacific Funds
Mailing address:
P.O. Box 9768
Providence, RI 02940-9768

ADDRESS SERVICE REQUESTED

Visit us at our Website: www.PacificFunds.com 3050-17A

Prospectus dated August 1, 2017

Class P Shares

Fund
U.S. Fixed Income Funds:	Pacific FundsSM Core Income
Pacific FundsSM Floating Rate Income
Pacific FundsSM High Income
PF Inflation Managed Fund
PF Managed Bond Fund
PF Short Duration Bond Fund
Non-U.S. Fixed Income Fund:	PF Emerging Markets Debt Fund
U.S. Equity Funds:	PF Comstock Fund
PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)
PF Growth Fund
PF Large-Cap Growth Fund
PF Large-Cap Value Fund
PF Main Street® Core Fund
PF Mid-Cap Equity Fund
PF Mid-Cap Growth Fund
PF Mid-Cap Value Fund
PF Small-Cap Value Fund
Non-U.S. Equity Funds:	PF Emerging Markets Fund
PF International Large-Cap Fund
PF International Small-Cap Fund
PF International Value Fund
Sector Fund:	PF Real Estate Fund
Alternative Strategies Funds:	PF Currency Strategies Fund
PF Equity Long/Short Fund
PF Global Absolute Return Fund

You should be aware that the U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. It is a criminal offense to say otherwise.

Fund Summaries

U.S. Fixed Income Funds:

Pacific Funds Core Income	4
Pacific Funds Floating Rate Income	7
Pacific Funds High Income	10
PF Inflation Managed Fund	13
PF Managed Bond Fund	17
PF Short Duration Bond Fund	22
Non-U.S. Fixed Income Fund:

PF Emerging Markets Debt Fund	25
U.S. Equity Funds:

PF Comstock Fund	29
PF Developing Growth Fund	32
PF Growth Fund	34
PF Large-Cap Growth Fund	36
PF Large-Cap Value Fund	39
PF Main Street Core Fund	41
PF Mid-Cap Equity Fund	43
PF Mid-Cap Growth Fund	45
PF Mid-Cap Value Fund	47
PF Small-Cap Value Fund	49
Non-U.S. Equity Funds:

PF Emerging Markets Fund	52
PF International Large-Cap Fund	55
PF International Small-Cap Fund	58
PF International Value Fund	61
Sector Fund:

PF Real Estate Fund	64
Alternative Strategies Funds:

PF Currency Strategies Fund	67
PF Equity Long/Short Fund	71
PF Global Absolute Return Fund	75
Additional Summary Information	80
Additional Information About Principal Investment Strategies and Principal Risks	80
Pacific Funds Core Income	80
Pacific Funds Floating Rate Income	81
Pacific Funds High Income	81
PF Inflation Managed Fund	82
PF Managed Bond Fund	83
PF Short Duration Bond Fund	85
PF Emerging Markets Debt Fund	86
PF Comstock Fund	87
PF Developing Growth Fund	88
PF Growth Fund	88
PF Large-Cap Growth Fund	89
PF Large-Cap Value Fund	89
PF Main Street Core Fund	90
PF Mid-Cap Equity Fund	90
PF Mid-Cap Growth Fund	91
PF Mid-Cap Value Fund	91
PF Small-Cap Value Fund	92
PF Emerging Markets Fund	92
PF International Large-Cap Fund	93
PF International Small-Cap Fund	94
PF International Value Fund	95
PF Real Estate Fund	96
PF Currency Strategies Fund	96
PF Equity Long/Short Fund	98
PF Global Absolute Return Fund	99
General Investment Information	100
Additional Risk Information	101
Additional Information About Fees and Expenses	111

2

Overview of Class P Shares	112
Execution of Your Requests	112
Additional Information About Fund Performance	113
Manager Changes, Name Changes and/or Related Investment Policy Changes by Fund	113
Index Definitions	113
Other Fund Information	116
How Share Prices Are Calculated	116
Prevention of Disruptive Trading	117
Dividends and Distributions	117
General Summary of Tax Consequences	117
Fund Organization	118
About Management	118
Financial Highlights	128

Where To Go For More Information	back cover of this Prospectus

Trademarks and service marks (“Marks”) regarding Pacific Funds are owned and/or registered by Pacific Life Insurance Company or its affiliates. Third-party Marks belong to their respective owners.

3

Pacific FundsSM Core Income

Investment Goal

This Fund seeks a high level of current income; capital appreciation is of secondary importance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.50%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.73%
Less Expense Reimbursement[1]	(0.18%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.55%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by Class P shares of the Fund that exceed an annual rate of 0.05% through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$56	$215	$388	$890

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 82% of the average value of the Fund.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 60% of its assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. The Fund may invest up to 40% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt instruments in which the Fund invests may include those issued by non-U.S. entities in developed markets denominated in U.S. dollars.

The Fund expects to maintain a weighted average duration within two years (plus or minus) of the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg Barclays U.S. Aggregate Bond Index was 5.95 years as of March 31, 2017.

Individual investment selection is based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities. The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its appreciation targets, reached its relative value opportunities, and/or that there have been changes in the fundamentals of the issuer.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads

4

and delayed settlement periods, which may result in cash proceeds not being immediately available to the Fund. As a result, the Fund may be subject to greater liquidity risk than a Fund that does not invest in floating rate loans. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, the Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede the Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which may make it more difficult for the Fund to raise cash to pay investors when they redeem their shares in the Fund. The Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan, which may not be deemed to be a security in certain circumstances and, as a result, could increase the risk of investing in loans.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a

5

single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1,2

1 Class P return for the period 1/1/17 through 6/30/17: 2.86%

Best and worst quarterly performance reflected within the bar chart: Q1 2016: 2.92%; Q4 2016: (1.89%)

Average Annual Total Returns[2] (For the periods ended December 31, 2016)	1 year	Since Inception
Class P (incepted April 27, 2015) (before taxes)	5.23%	0.88%
Class P (after taxes on distributions)	3.93%	(0.42%)
Class P (after taxes on distributions and sale of Fund shares)	2.96%	0.08%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	2.65%	0.80%

2 The bar chart and table previously showed the performance of the Fund’s Class I shares, which are not offered in this Prospectus, since the Fund’s Class P shares did not yet have a calendar year of performance. Returns differ to the extent that Class P shares and Class I shares have different expenses.

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
David Weismiller, CFA, Managing Director and Lead Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since 2016
Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since 2016

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

6

Pacific FundsSM Floating Rate Income

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.65%
Other Expenses	0.24%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.90%
Less Expense Reimbursement[2]	(0.19%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.71%

1 Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by Class P shares of the Fund that exceed an annual rate of 0.05% through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$73	$268	$480	$1,090

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 168% of the average value of the Fund.

Principal Investment Strategies

This Fund invests principally in income producing floating rate loans and floating rate debt securities. Under normal circumstances, this Fund invests at least 80% of its assets in floating rate loans and floating rate debt securities. Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Floating rate loans and floating rate debt securities in which the Fund invests consist of senior secured and unsecured floating rate loans, secured and unsecured second lien floating rate loans, and floating rate debt securities of domestic and foreign issuers. Senior floating rate loans and some floating rate debt securities are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Second lien loans are generally second in line in terms of repayment priority with respect to the pledged collateral. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Generally, secured floating rate loans are secured by specific assets of the borrower.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent of the lender or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments.

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade or, if unrated, are of comparable quality as determined by the Manager. Such non-investment grade debt instruments include those that may be stressed, distressed or in default.

The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign investments, principally in developed markets.

Individual investment selection is based on the Manager’s fundamental research process and an assessment of the investment’s relative value. The Manager performs a credit analysis on each potential investment. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment

7

goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to the Fund. As a result, the Fund may be subject to greater liquidity risk than a Fund that does not invest in floating rate loans. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, the Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede the Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which may make it more difficult for the Fund to raise cash to pay investors when they redeem their shares in the Fund. The Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan, which may not be deemed to be a security in certain circumstances and, as a result, could increase the risk of investing in loans.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or

8

instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 1.96%

Best and worst quarterly performance reflected within the bar chart: Q1 2013: 2.74%; Q4 2014 (1.38%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Class P (incepted December 31, 2012) (before taxes)	8.86%	3.98%
Class P (after taxes on distributions)	6.87%	2.06%
Class P (after taxes on distributions and sale of Fund shares)	4.96%	2.15%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses or taxes)	9.88%	4.35%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
J.P. Leasure, Senior Managing Director and Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

9

Pacific FundsSM High Income

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.60%
Other Expenses	0.35%
Acquired Fund Fees and Expenses[1]	0.05%
Total Annual Fund Operating Expenses	1.00%
Less Expense Reimbursement[2]	(0.25%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.75%

1 Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by Class P shares of the Fund that exceed an annual rate of 0.10% through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$77	$294	$528	$1,202

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 61% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The Fund invests principally in instruments that have intermediate to long terms to maturity, which generally means that the Fund will hold instruments with final maturities greater than one year. Debt instruments in which the Fund invests focus on corporate bonds and notes, but may also include floating rate loans, and may also be of foreign issuers that are denominated in U.S. dollars.

Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index). The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to the Fund. As a result, the Fund may be subject to greater liquidity risk than a Fund that does not invest in floating rate loans. Investments in floating rate loans are typically in the form of a participation or

10

assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, the Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede the Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which may make it more difficult for the Fund to raise cash to pay investors when they redeem their shares in the Fund. The Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan, which may not be deemed to be a security in certain circumstances and, as a result, could increase the risk of investing in loans.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio

11

management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1,2

1 Class P return for the period 1/1/17 through 6/30/17: 4.44%

Best and worst quarterly performance reflected within the bar chart: Q3 2016: 5.43%; Q4 2016: 2.25%

Average Annual Total Returns[2] (For the periods ended December 31, 2016)	1 year	Since Inception
Class P (incepted January 14, 2015) (before taxes)	15.18%	4.65%
Class P (after taxes on distributions)	12.21%	2.24%
Class P (after taxes on distributions and sale of Fund shares)	8.50%	2.42%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deductions for fees, expenses or taxes)	17.13%	5.96%

2 The bar chart and table previously showed the performance of the Fund’s Class I shares, which are not offered in this Prospectus, since the Fund’s Class P shares did not yet have a calendar year of performance. Returns differ to the extent that Class P shares and Class I shares have different expenses.

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since Inception
C. Robert Boyd, Managing Director and Portfolio Manager	Since 2014

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

12

PF Inflation Managed Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.40%
Other Expenses	0.58%
Interest Expenses	0.27%
All Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.98%
Less Expense Reimbursement[1]	(0.16%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.82%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$84	$294	$522	$1,183

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 194% of the average value of the Fund.

Principal Investment Strategies

This Fund invests its assets in debt securities. Normally, the Fund focuses on investment in or exposure to inflation-indexed debt securities. It is expected that the amount invested in or exposed to inflation-indexed debt securities (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the Fund’s net assets. Inflation-indexed debt securities are debt securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed debt securities and/or interest payable on such securities tends to fall. Duration management is a fundamental part of the investment strategy for this Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The Fund may also invest in debt securities issued by the U.S. government or its agencies and non-U.S. governments or their agencies; debt securities issued by U.S. and foreign companies (including companies based in emerging markets); mortgage-related securities; asset-backed securities; convertible securities; commercial paper and other money market instruments; and derivative instruments and forward commitments relating to the previously mentioned securities.

The Fund may invest up to 30% of its assets in securities of foreign issuers that are denominated in foreign currencies, including up to 10% of its assets in securities of issuers based in countries with emerging market economies (whether U.S. or non-U.S. dollar-denominated). The Fund will normally limit its foreign currency exposure (from these non-U.S. dollar-denominated securities and currencies) to 20% of its assets; to maintain this 20% limit, the sub-adviser will hedge back any non-U.S. dollar-denominated investments exceeding this 20% limit into U.S. dollars by using foreign currency derivatives such as foreign currency futures, options and forwards. The Fund may invest beyond the above limits in U.S. dollar-denominated securities of non-emerging market foreign issuers.

The factors that will most influence the Fund’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) A decline in real and nominal interest rates may benefit Fund performance, as could an increase in the actual rate of inflation. Conversely, rising real and nominal interest rates, and a decline in actual inflation or expected inflation, may have a negative impact on Fund performance. Total return is made up of coupon income plus any gains or losses in the value of the Fund’s securities.

When selecting securities, the sub-adviser:

• Decides what duration to maintain. Generally, the sub-adviser expects the Fund’s weighted average duration to be within 3 years (plus or minus) of the Fund’s benchmark index duration, which was 7.82 years as of March 31, 2017.

• Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of instruments.

• Chooses companies to invest in by carrying out a credit analysis of potential investments.

The sub-adviser frequently uses futures contracts, forwards, swaps and options contracts (i.e., derivatives). Futures contracts are

13

purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets, to shift currency exposure from one country to another and/or to hedge against foreign currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Credit default swaps are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

The Fund is also expected to be invested substantially in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future) on inflation-indexed bonds to gain exposure to the inflation-linked market.

In addition to the strategies described above, the Fund typically uses derivatives and/or forward commitments as part of a strategy designed to reduce exposure to other risks, and to satisfy issuer diversification requirements.

The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Fund. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S.

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investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forwards and Futures Contracts Risk: Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because forward contracts are privately negotiated, unlike exchange-traded futures contracts, they are subject to greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. The Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, the Fund’s ability to close out of a forward or futures contract position is dependent on the liquidity of the secondary forward or futures market. There is also a risk of imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Because these contracts allow the Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time, they do not eliminate fluctuations in the value of the asset or currency and can have the effect of minimizing opportunities for gain or incurring a loss for the Fund.

• Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Options Risk: An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. In addition to derivatives risk, the Fund is subject to the risk of losing the premium it paid to purchase the option if the price of the underlying security or other asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). If a call or put option that the Fund purchases were allowed to expire without being sold or exercised, its premium

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would be a loss to the Fund. The Fund’s ability to exercise or sell the options is dependent on the liquidity of the option market.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular foreign currency, or in a “basket” of securities representing a certain index, or at a specific interest rate. As a derivative, it is subject to derivatives risk, including counterparty risk. Although certain standard swap agreements are required to be cleared through an exchange, which is expected to decrease counterparty risk and increase liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. Credit default swaps have heightened liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other sign of financial difficulty).

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 1.14%

Best and worst quarterly performance reflected within the bar chart: Q1 2008: 6.43%; Q2 2013: (8.21%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years
Class P (incepted December 31, 2002) (before taxes)	4.52%	0.50%	4.19%
Class P (after taxes on distributions)	4.52%	(0.80%)	2.41%
Class P (after taxes on distributions and sale of Fund shares)	2.56%	0.10%	2.72%
Bloomberg Barclays U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)	4.68%	0.89%	4.36%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Investment Management Company LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Mihir P. Worah, Chief Investment Officer of Real Return and Asset Allocation, Managing Director and Portfolio Manager	Since 2008
Jeremie Banet, Executive Vice President and Portfolio Manager	Since 2015

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

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PF Managed Bond Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.40%
Other Expenses	0.24%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.65%
Less Expense Reimbursement[2]	(0.08%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.57%

1 Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$58	$200	$354	$803

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 372% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments, including instruments with characteristics of debt instruments (such as derivatives).

This Fund is sub-advised by both Pacific Investment Management Company LLC (“PIMCO”) and Western Asset Management Company (“Western Asset”). PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA allocates the Fund’s assets between PIMCO and Western Asset and may change the allocation or rebalance at any time. The sub-advisers employ different approaches to managing fixed income strategies, as described below.

Each sub-adviser may invest in derivatives based on debt securities and uses futures contracts, forwards, swaps and options (i.e., derivatives) to differing degrees. To the extent a sub-adviser uses derivatives, futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets, to shift currency exposure from one country to another and/or to hedge against foreign currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Credit default swaps are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

PIMCO managed portion: The debt instruments in which this portion of the Fund principally invests are medium to high quality investment grade debt securities with varying terms to maturity (the period of time until final payment is due). The debt instruments in which this portion of the Fund invests include those issued by the U.S. government and its agencies; mortgage-related securities; asset-backed securities; commercial paper and other money market instruments; debt securities issued by non-U.S. governments and their agencies; debt securities issued by U.S. and foreign companies (including companies based in emerging markets); and convertible securities and inflation-indexed debt securities. This portion of the Fund also may invest up to 20% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by PIMCO.

This portion of the Fund may invest up to 30% of its assets in securities of foreign issuers that are denominated in foreign currencies, including up to 15% of its assets in securities of issuers based in countries with emerging market economies (whether U.S. or non-U.S. dollar-denominated). This portion of the Fund will normally limit its foreign currency exposure (from these non-U.S. dollar-denominated securities and currencies) to 20% of its assets; to maintain this 20% limit, PIMCO will hedge back any non-U.S. dollar-denominated investments exceeding this 20% limit into U.S. dollars by using foreign currency derivatives such as foreign currency futures, options and forwards. This portion of the Fund may invest beyond the above limits in U.S. dollar-denominated securities of non-emerging market foreign issuers.

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Duration management is a fundamental part of PIMCO’s management strategy for its portion of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

When selecting securities for its portion of the Fund, PIMCO:

• Decides what duration to maintain. The weighted average duration for this portion of the Fund is generally expected to be within approximately 2 years (plus or minus) of the Fund’s benchmark index duration, which was 5.95 years as of March 31, 2017.

• Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of instruments.

• Chooses companies to invest in by carrying out a credit analysis of potential investments.

PIMCO may also invest in derivatives based on debt securities and frequently uses futures contracts, forwards, swaps and option contracts (i.e., derivatives). PIMCO may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities, and mortgage TBA (“to be announced”) transactions, which are purchased to gain exposure to the mortgage market.

PIMCO may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Western Asset managed portion: The debt instruments, including debt securities, in which this portion of the Fund invests include U.S. government and agency securities; corporate bonds and notes; convertible securities; and mortgage-backed securities. This portion of the Fund may invest up to 25% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by Western Asset. This portion of the Fund may also invest up to 25% of its assets in foreign securities, including emerging markets securities. However, this portion of the Fund will not invest more than 20% of its assets in non-U.S. dollar denominated securities, including emerging markets. This portion of the Fund is limited to 20% of its assets in unhedged foreign currency exposure.

Generally, Western Asset expects the weighted average duration for its portion of the Fund to be within a range of 2.5 to 7 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

Western Asset uses futures contracts, forwards, swaps and options (i.e., derivatives). Western Asset may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as mortgage TBA transactions, which are purchased to gain exposure to the mortgage market.

When selecting securities, Western Asset employs a team-oriented investment process which considers sector allocation, issue selection, duration exposure, term structure weighting and country/currency allocations. Issue selection is primarily a bottom-up process to determine mispriced or undervalued securities. Research provides ongoing assessment of changing credit characteristics and securities with characteristics such as floating interest rates, hidden underlying assets or credit backing, and securities issued in mergers. Western Asset may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

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• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Fund. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forwards and Futures Contracts Risk: Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because forward contracts are privately negotiated, unlike exchange-traded futures contracts, they are subject to greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. The Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, the Fund’s ability to close out of a forward or futures contract position is dependent on the liquidity of the secondary forward or futures market. There is also a risk of imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Because these contracts allow the Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time, they do not eliminate fluctuations in the value of the asset or currency and can have the effect of minimizing opportunities for gain or incurring a loss for the Fund.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the

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securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Options Risk: An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. In addition to derivatives risk, the Fund is subject to the risk of losing the premium it paid to purchase the option if the price of the underlying security or other asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). If a call or put option that the Fund purchases were allowed to expire without being sold or exercised, its premium would be a loss to the Fund. The Fund’s ability to exercise or sell the options is dependent on the liquidity of the option market.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular foreign currency, or in a “basket” of securities representing a certain index, or at a specific interest rate. As a derivative, it is subject to derivatives risk, including counterparty risk. Although certain standard swap agreements are required to be cleared through an exchange, which is expected to decrease counterparty risk and increase liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. Credit default swaps have heightened liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other sign of financial difficulty).

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 4.30%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 7.56%; Q3 2008: (3.58%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	4.34%	3.40%	5.37%
Class P (after taxes on distributions)	3.27%	1.96%	3.58%
Class P (after taxes on distributions and sale of Fund shares)	2.52%	2.03%	3.52%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	2.65%	2.23%	4.34%

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The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Advisers – Pacific Investment Management Company LLC and Western Asset Management Company. The primary persons responsible for day-to-day management of the Fund are:

Pacific Investment Management Company LLC

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Scott A. Mather, Chief Investment Officer of U.S. Core Strategies, Managing Director and Portfolio Manager	Since 2014
Mark R. Kiesel, Chief Investment Officer of Global Credit, Managing Director and Portfolio Manager	Since 2014
Mihir P. Worah, Chief Investment Officer of Real Return and Asset Allocation, Managing Director and Portfolio Manager	Since 2014

Western Asset Management Company

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
S. Kenneth Leech, Chief Investment Officer	Since 2014
Michael C. Buchanan, CFA, Deputy Chief Investment Officer	Since 2014
Carl L. Eichstaedt, CFA, Portfolio Manager	Since 2014
Chia-Liang Lian, CFA, Portfolio Manager	Since 2015
Mark S. Lindbloom, Portfolio Manager	Since 2014

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

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PF Short Duration Bond Fund

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.40%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.68%
Less Expense Reimbursement[1]	(0.13%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.55%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$56	$204	$366	$834

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 233% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt securities (including derivatives on such securities). Normally the Fund will focus on high quality, investment grade securities. Generally, the sub-adviser expects to track duration of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (plus or minus a half-year), which was 1.85 years as of March 31, 2017, although the securities held may have short, intermediate, and long terms to maturity (the period of time until final payment is due). In addition to making active sector allocation and security selection decisions, the sub-adviser also monitors Fund duration as part of its management of this Fund. The Fund’s weighted average duration will not likely exceed 3 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The sub-adviser intends to invest principally in U.S. government and agency securities, mortgage-related securities, asset-backed securities, corporate debt securities and derivatives thereof, money market instruments, and repurchase agreements collateralized by U.S. government securities. The Fund may invest up to 55% of its assets in investment grade corporate debt securities, including derivatives thereof. The Fund may invest up to 25% of its assets in foreign debt denominated in U.S. dollars.

Within this broad structure, investment decisions reflect the sub-adviser’s outlook for interest rates and the economy as well as the prices and yields of the various securities.

The sub-adviser uses futures contracts, forwards and swaps (i.e., derivatives). Futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures contracts or forwards are sold to hedge against currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security.

The sub-adviser may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities and mortgage TBA (“to be announced”) transactions, which are purchased to gain exposure to the mortgage market.

The sub-adviser may sell holdings for a variety of reasons, such as to adjust the Fund’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument

22

when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Fund. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forwards and Futures Contracts Risk: Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because forward contracts are privately negotiated, unlike exchange-traded futures contracts, they are subject to greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. The Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, the Fund’s ability to close out of a forward or futures contract position is dependent on the liquidity of the secondary forward or futures market. There is also a risk of imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Because these contracts allow the Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time, they do not eliminate fluctuations in the value of the asset or currency and can have the effect of minimizing opportunities for gain or incurring a loss for the Fund.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions,

23

including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular foreign currency, or in a “basket” of securities representing a certain index, or at a specific interest rate. As a derivative, it is subject to derivatives risk, including counterparty risk. Although certain standard swap agreements are required to be cleared through an exchange, which is expected to decrease counterparty risk and increase liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 1.02%

Best and worst quarterly performance reflected within the bar chart: Q1 2008: 2.69%; Q2 2013: (0.69%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years
Class P (incepted December 31, 2003) (before taxes)	1.67%	1.13%	2.26%
Class P (after taxes on distributions)	1.26%	0.55%	1.49%
Class P (after taxes on distributions and sale of Fund shares)	0.95%	0.61%	1.48%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (reflects no deductions for fees, expenses or taxes)	1.28%	0.92%	2.44%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – T. Rowe Price Associates, Inc. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Michael F. Reinartz, CFA, Vice President	Since 2015

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

24

PF Emerging Markets Debt Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.79%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	1.10%
Less Expense Reimbursement[1]	(0.16%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.94%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$96	$332	$586	$1,322

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 75% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments that are economically tied to emerging market countries, which may be represented by instruments such as derivatives. These instruments may be issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers and may be denominated in any currency, including the local currency of the issuer.

The sub-adviser considers emerging market countries to include any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities.

The Fund may invest up to 25% of its net assets in issuers that are economically tied to any one emerging market country. The Fund may invest a relatively high percentage of its assets in securities of issuers in a small number of countries or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different non-U.S. countries.

The Fund may also invest up to 35% of its net assets in instruments of corporate issuers. Also, if the Fund invests over 25% of its net assets in instruments denominated in a single currency other than the U.S. dollar or the euro, it will hedge into U.S. dollars or the euro the portion of the Fund’s exposure to the single currency that exceeds 25% of the Fund’s net assets.

Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. When selecting investments, the sub-adviser:

• Decides what duration to maintain. The Fund will normally maintain a weighted average duration of between 2 and 10 years.

• Decides how to allocate among short, intermediate and long duration issues and can use various types of instruments to manage the Fund’s duration.

The Fund may invest in debt instruments of any credit quality, and is expected to invest more than 10% of its assets in debt instruments that are non-investment grade (high yield/high risk, sometimes called “junk bonds”).

The sub-adviser may use forwards (such as deliverable and non-deliverable currency forwards), swaps (including but not limited to total return, credit default, interest rate and currency swaps) and futures contracts. Forwards, futures contracts and swaps may be purchased or sold to gain or increase exposure to various markets, to shift currency exposure from one country to another, for efficient portfolio management purposes and/or to hedge against market fluctuations. These derivatives may also be used to attempt to reduce certain risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to particular assets as a substitute for direct investment in the assets.

The Fund may invest up to 25% of its assets in repurchase and reverse repurchase agreement transactions.

The sub-adviser uses a top-down asset allocation approach in selecting investments for the Fund. In determining the weighting of countries and regions that the sub-adviser believes has potential to outperform over time, the sub-adviser considers and evaluates many factors ranging from global factors like interest rate expectations, currency movements among the world’s three

25

leading economic regions, and market sentiment and liquidity, to extensive review of individual countries and issuers and comparisons between countries. The sub-adviser will also evaluate individual investments based upon factors such as liquidity, market positioning, yield curve and duration.

The sub-adviser may sell a holding at its sole discretion including for example when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Borrowing Risk: Borrowing money to finance purchases of securities that exceed the Fund’s net assets creates leverage risk, which may magnify changes to the Fund’s net asset value and its returns. The Fund bears the added price volatility risk of the securities purchased. Borrowing money will cost the Fund interest expense and other fees, which may reduce its returns.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Fund. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forwards and Futures Contracts Risk: Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because forward contracts are privately negotiated, unlike exchange-traded futures contracts, they are subject to greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. The Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, the Fund’s ability to close out of a forward or futures contract position is dependent on the liquidity of the secondary forward or futures market. There is also a risk of imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Because

26

these contracts allow the Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time, they do not eliminate fluctuations in the value of the asset or currency and can have the effect of minimizing opportunities for gain or incurring a loss for the Fund.

• Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of a debt security held by the Fund to another party, such as a bank or broker-dealer, with an agreement by the Fund to repurchase the security at a stated price, date and interest payment. These transactions typically create leverage risk, which increases the Fund’s investment risk, and subjects the Fund to the credit risk of the counterparty. Because these transactions may be considered a form of borrowing for the Fund, they subject the Fund to borrowing risk. Reverse repurchase agreements further involve the risk that the market value of securities purchased by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

•  Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular foreign currency, or in a “basket” of securities representing a certain index, or at a specific interest rate. As a derivative, it is subject to derivatives risk, including counterparty risk. Although certain standard swap agreements are required to be cleared through an exchange, which is expected to decrease counterparty risk and increase liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. Credit default swaps have heightened liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other sign of financial difficulty).

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by

27

showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. To further assist in performance comparison, the returns of an Emerging Markets Debt Composite Benchmark are presented, which is comprised of 50% J.P. Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified, 25% J.P. Morgan Emerging Local Markets Index Plus Index and 25% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 8.57%

Best and worst quarterly performance reflected within the bar chart: Q1 2016: 7.78%; Q3 2015: (6.51%)

Average Annual Total Returns[2] (For the periods ended December 31, 2016)	1 year	Since Inception
Class P (incepted June 29, 2012) (before taxes)	16.96%	2.27%
Class P (after taxes on distributions)	11.60%	0.21%
Class P (after taxes on distributions and sale of Fund shares)	9.59%	0.82%
J.P. Morgan EMBI Global Diversified (reflects no deductions for fees, expenses or taxes)	10.15%	4.96%
Emerging Markets Debt Composite Benchmark (reflects no deductions for fees, expenses or taxes)	8.50%	1.22%

2 The sub-adviser has provided the composition of the composite benchmark and may from time to time change such composition based upon changes to underlying holdings of the Fund.

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Ashmore Investment Management Limited. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Mark Coombs, Chief Executive Officer and Chairman of the Investment Committee	Since Inception
Ricardo Xavier, Senior Portfolio Manager and Member of the Investment Committee	Since Inception
Herbert Saller, Senior Portfolio Manager and Member of the Investment Committee	Since Inception
Robin Forrest, Senior Portfolio Manager and Member of the Investment Committee	Since 2012

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

28

PF Comstock Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.75%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.97%
Less Fee Waiver and Expense Reimbursement[1,2]	(0.08%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.89%

1 The investment adviser has agreed to waive 0.015% (rounded in the fee table) of its management fee through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver and expense reimbursement (expense limitation), which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$91	$301	$529	$1,182

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 22% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stock. The sub-adviser focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing, seeking well-established, undervalued companies, which may be medium or large-sized companies.

The Fund may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and those in emerging market countries.

The sub-adviser may use foreign currency forwards, which are sold to hedge against currency fluctuations.

Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The sub-adviser will consider selling a security if it meets one or more of the following criteria: (1) the target price of the investment has been realized and the sub-adviser no longer considers the company undervalued, (2) a better value opportunity is identified by the sub-adviser, or (3) the sub-adviser believes that there will be no long-term improvement in a company’s valuation.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines,

29

the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Fund. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets, including through depositary receipts, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

• Forward Commitments Risk: Forward commitments are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because these instruments are privately negotiated, they are subject to the risk of default by, or bankruptcy of, a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. The Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, the Fund’s ability to close out of a forward position is dependent on the liquidity of the secondary forward market. There is also a risk of imperfect correlation between the change in market value of the underlying asset and the price of the forward contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance

30

(before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 3.40%

Best and worst quarterly performance reflected within the bar chart: Q3 2009: 19.00%; Q4 2008: (24.39%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	17.50%	14.03%	5.21%
Class P (after taxes on distributions)	14.68%	12.12%	4.19%
Class P (after taxes on distributions and sale of Fund shares)	12.27%	11.18%	4.11%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	17.34%	14.80%	5.72%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Invesco Advisers, Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Kevin Holt, CFA, Lead Portfolio Manager	Since 2003
Devin Armstrong, CFA, Portfolio Manager	Since 2007
James Warwick, Portfolio Manager	Since 2007
Charles DyReyes, CFA, Portfolio Manager	Since 2015

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

31

PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.60%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.90%
Less Expense Reimbursement[1]	(0.15%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.75%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$77	$272	$484	$1,094

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 123% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization within the range of the Fund’s current benchmark index, the Russell 2000 Growth Index. As of March 31, 2017, the market capitalization range of the Russell 2000 Growth Index was approximately $75.8 million to $13.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $3.5 billion.

The Fund may invest in equity securities of foreign companies, including emerging market companies, provided they are traded on U.S. exchanges or are denominated in U.S. dollars.

The Fund invests primarily in common stocks that the sub-adviser believes to be of companies demonstrating above-average, long-term growth potential and that are strongly positioned in the “developing growth“ phase, the period of swift development after a company’s start-up phase when growth occurs at a rate generally not equaled by established companies in their mature years. The sub-adviser may sell a holding when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may

32

adversely impact investments or issuers in another market, country or region.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies. In addition, because the Fund seeks to identify small-capitalization companies in the “developing growth phase,” the value of the Fund may be more volatile than other funds that also invest in small-capitalization companies.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 12.91%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 20.41%; Q4 2008: (27.18%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	(2.84%)	6.17%	3.94%
Class P (after taxes on distributions)	(2.84%)	4.74%	2.98%
Class P (after taxes on distributions and sale of Fund shares)	(1.61%)	4.93%	3.13%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)	11.32%	13.74%	7.76%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Lord, Abbett & Co. LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
F. Thomas O’Halloran, J.D., CFA, Partner and Portfolio Manager	Since 2014
Arthur K. Weise, CFA, Partner and Portfolio Manager	Since 2014

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

33

PF Growth Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.55%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.77%
Less Expense Reimbursement[1]	(0.07%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.70%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$72	$239	$421	$948

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 43% of the average value of the Fund.

Principal Investment Strategies

This Fund normally invests primarily in common stocks. The sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (also called growth companies). The sub-adviser primarily invests in large-capitalization companies and may also invest in mid-capitalization companies. The Fund may invest up to 25% of its assets in foreign securities.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

34

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 17.26%

Best and worst quarterly performance reflected within the bar chart: Q1 2012: 16.00%; Q4 2008: (22.82%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	2.47%	13.38%	5.91%
Class P (after taxes on distributions)	1.83%	12.84%	5.55%
Class P (after taxes on distributions and sale of Fund shares)	1.93%	10.74%	4.74%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	7.08%	14.50%	8.33%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – MFS Investment Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Eric B. Fischman, CFA, Investment Officer and Portfolio Manager	Since 2013
Matthew D. Sabel, Investment Officer and Portfolio Manager	Since 2014
Paul Gordon, Investment Officer and Portfolio Manager	Since 2017

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

35

PF Large-Cap Growth Fund

Investment Goal

This Fund seeks long-term growth of capital; current income is of secondary importance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.75%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.97%
Less Fee Waiver and Expense Reimbursement[1,2]	(0.11%)
Total Annual Operating Expenses after Fee Waiver and Expense Reimbursement	0.86%

1 The investment adviser has agreed to waive 0.045% (rounded in the fee table) of its management fee through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver and expense reimbursement (expense limitation), which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$88	$298	$526	$1,180

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 80% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of large-capitalization companies. The Fund primarily invests in large-capitalization stocks of U.S. companies that the sub-adviser believes can sustain above average returns on invested capital at a higher level and over a longer period of time than reflected in current market prices. The sub-adviser considers a company to be a large-capitalization company if it is within the range of the Fund’s current benchmark index, the Russell 1000 Growth Index, which measures the performance of the large-capitalization growth segment of the U.S. equity universe. As of March 31, 2017, the market capitalization range of the Russell 1000 Growth Index was approximately $98.4 million to $786.9 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $200.2 billion.

The Fund may also invest up to 20% of its assets in foreign securities of any capitalization size, including in emerging market countries.

In selecting securities, the sub-adviser seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S.

36

and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 17.67%

Best and worst quarterly performance reflected within the bar chart: Q1 2012: 19.35%; Q4 2008: (26.50%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	0.45%	13.45%	5.99%
Class P (after taxes on distributions)	(1.05%)	10.29%	4.48%
Class P (after taxes on distributions and sale of Fund shares)	1.51%	10.24%	4.56%
Russell 1000 Growth Index (reflects no deductions for the fees, expenses or taxes)	7.08%	14.50%	8.33%

37

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – BlackRock Investment Management, LLC. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Lawrence G. Kemp, CFA, Managing Director	Since 2013

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

38

PF Large-Cap Value Fund

Investment Goal

This Fund seeks long-term growth of capital; current income is of secondary importance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.65%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.86%
Less Expense Reimbursement[1]	(0.06%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.80%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$82	$268	$471	$1,055

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 21% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks of large companies. The sub-adviser considers a company to be a large company if it is within the range of the Fund’s current benchmark index, the Russell 1000 Value Index, which measures the performance of the large-capitalization value segment of the U.S. equity universe. As of March 31, 2017, the market capitalization range of the Russell 1000 Value Index was approximately $2.4 billion to $786.9 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $113.6 billion. The Fund may also invest up to 20% of its assets in foreign securities, including issuers in emerging market countries.

The sub-adviser looks for companies it believes are undervalued.

Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The sub-adviser will consider selling a portfolio security (i) to reduce or eliminate holdings that exceed position size limits; (ii) when it believes the security is approaching a full valuation or is not meeting fundamental expectations; or, (iii) to pursue more attractive opportunities.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

39

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 6.52%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 15.67%; Q4 2008: (19.19%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	12.86%	13.40%	5.73%
Class P (after taxes on distributions)	12.03%	12.05%	4.97%
Class P (after taxes on distributions and sale of Fund shares)	7.97%	10.68%	4.55%
Russell 1000 Value Index (reflects no deductions for the fees, expenses or taxes)	17.34%	14.80%	5.72%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – ClearBridge Investments, LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Robert Feitler, Managing Director	Since 2004
Dmitry Khaykin, Managing Director	Since 2007

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

40

PF Main Street® Core Fund

Investment Goal

This Fund seeks long-term growth of capital and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.45%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.66%
Less Expense Reimbursement[1]	(0.06%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.60%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$61	$205	$362	$817

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 51% of the average value of the Fund.

Principal Investment Strategies

This Fund principally invests in common stocks of U.S. companies with large market capitalizations. The sub-adviser generally considers a company to be a large-capitalization company if the company has a market capitalization range within the Russell 1000 Index. As of March 31, 2017, the market capitalization range of the Russell 1000 Index was approximately $98.4 million to $786.9 billion. The Fund may also invest in mid-capitalization companies.

The sub-adviser uses fundamental research and quantitative models to select securities for the Fund, which is comprised of both growth and value stocks.

The sub-adviser seeks to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size.

The sub-adviser will consider selling securities when:

• the stock price is approaching a target price set by the sub-adviser;

• the company’s competitive position deteriorates;

• the sub-adviser is not confident about the company’s management or decisions; or

• the sub-adviser has identified alternative investment opportunities it believes are more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio

41

management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 9.67%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 18.36%; Q4 2008: (22.26%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years
Class P (incepted September 30, 2005) (before taxes)	12.07%	14.54%	6.36%
Class P (after taxes on distributions)	11.63%	12.62%	5.29%
Class P (after taxes on distributions and sale of Fund shares)	7.19%	11.55%	5.01%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – OppenheimerFunds, Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Manind Govil, CFA, Senior Vice President and Lead Portfolio Manager	Since 2009
Benjamin Ram, Vice President and Co-Portfolio Manager	Since 2009
Paul Larson, Vice President and Co-Portfolio Manager	Since 2014

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

42

PF Mid-Cap Equity Fund

Investment Goal

This Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.65%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.89%
Less Expense Reimbursement[1]	(0.09%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.80%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$82	$275	$484	$1,088

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 101% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of companies with medium market capitalizations. The sub-adviser generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Index. As of March 31, 2017, the market capitalization range of the Russell Midcap Index was approximately $98.4 million to $58.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $13.4 billion.

The Fund will invest primarily in securities of U.S. companies, but may invest up to 20% of its assets in securities of foreign companies, including through American Depositary Receipts (“ADRs”).

The sub-adviser seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets, including through depositary receipts, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts,

43

may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 9.28%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 20.83%; Q4 2008: (26.71%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years
Class P (incepted December 31, 2004) (before taxes)	18.26%	13.08%	5.78%
Class P (after taxes on distributions)	13.55%	10.39%	4.19%
Class P (after taxes on distributions and sale of Fund shares)	14.32%	10.08%	4.34%
Russell Midcap Index (reflects no deductions for the fees, expenses or taxes)	13.80%	14.72%	7.86%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Scout Investments, Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
G. Patrick Dunkerley, CFA, Lead Portfolio Manager	Since 2013
Derek M. Smashey, CFA, Co-Portfolio Manager	Since 2013
John A. Indellicate II, CFA, Co-Portfolio Manager	Since 2013
Jason J. Votruba, CFA, Co-Portfolio Manager	Since 2013

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

44

PF Mid-Cap Growth Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.70%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.96%
Less Fee Waiver and Expense Reimbursement[1,2]	(0.13%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.83%

1 The investment adviser has agreed to waive 0.025% (rounded in the fee table) of its management fee through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver and expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$85	$293	$518	$1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 19% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with medium market capitalizations. The sub-adviser generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Growth Index. As of March 31, 2017, the market capitalization range of the Russell Midcap Growth Index was approximately $4.3 billion to $58.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $12.0 billion. The Fund invests primarily in “growth” stocks. The Fund’s holdings tend to be allocated across a spectrum of medium market capitalization growth companies comprised of three major categories: companies that possess innovative products or services that the sub-adviser believes have the potential to turn into solid growth companies over the longer term; companies that the sub-adviser believes are well-managed, have durable business models and are producing moderate and reliable earnings growth but that are not the fastest growth companies in the marketplace; and companies, in the sub-adviser’s view, whose future growth prospects are either distrusted or misunderstood, or whose growth has slowed from historical levels but still have the potential to deliver or reassert growth.

In selecting securities for the Fund, the sub-adviser primarily emphasizes a bottom-up approach and focuses on companies it believes have the potential for strong growth and increasing profitability, attractive valuations and sound capital structures. The sub-adviser also focuses on companies that it determines have a leading market position, active involvement of its founders, perceived management strength, anticipated high gross margin and return on equity with low debt. The sub-adviser’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. Generally, in determining whether to sell a security, the sub-adviser considers many factors, including what it believes to be excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. The sub-adviser also may sell a security to reduce the Fund’s holding in that security, to take advantage of those opportunities that it believes are more attractive or to raise cash.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

45

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 13.02%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 25.90%; Q4 2008: (26.17%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	6.05%	9.15%	6.82%
Class P (after taxes on distributions)	3.01%	6.15%	4.34%
Class P (after taxes on distributions and sale of Fund shares)	6.04%	6.85%	5.20%
Russell Midcap Growth Index (reflects no deductions for fees, expenses or taxes)	7.33%	13.51%	7.83%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Ivy Investment Management Company. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Kimberly A. Scott, CFA, Senior Vice President	Since 2013
Nathan A. Brown, CFA, Vice President	Since 2016

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

46

PF Mid-Cap Value Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.70%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.92%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$94	$293	$509	$1,131

h

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 56% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of mid-capitalization companies. The sub-adviser generally considers a company to be a mid-capitalization company if it falls within the market capitalization range of companies in the Russell Midcap Value Index. As of March 31, 2017, the market capitalization range of the Russell Midcap Value Index was approximately $2.4 billion to $39.7 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $15.7 billion.

Under normal market conditions, the Fund invests primarily in common stock of U.S. companies that the sub-adviser identifies as having value characteristics. The Fund may also invest up to 15% of its assets in equity securities of foreign issuers that are U.S. dollar denominated, including American Depositary Receipts (“ADRs”). The Fund may purchase securities offered in equity initial public offerings (“IPOs”).

In selecting investments for the Fund, the sub-adviser examines various factors in determining the value characteristics of an issuer, including price-to-book-value ratios and price-to-earnings ratios. The sub-adviser also selects securities for the Fund based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Initial Public Offering (“IPO”) Risk: Securities offered in equity IPOs may be more volatile than other equity securities, may decline shortly in value after the IPO, and may have a magnified impact on performance if the Fund’s asset base is relatively small. Securities in IPOs have no trading history, and information about the companies may only be available for limited periods.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets, including through depositary receipts, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

47

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 6.31%

Best and worst quarterly performance reflected within the bar chart: Q3 2016: 5.87%; Q1 2016: (0.10%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Class P (incepted July 29, 2015) (before taxes)	15.34%	8.83%
Class P (after taxes on distributions)	15.02%	8.52%
Class P (after taxes on distributions and sale of Fund shares)	8.95%	6.75%
Russell Midcap Value Index (reflects no deductions for fees, expenses or taxes)	20.00%	9.67%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Boston Partners Global Investors, Inc. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Steven L. Pollack, CFA, Portfolio Manager	Since 2015

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

48

PF Small-Cap Value Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.75%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.98%
Less Expense Reimbursement[1]	(0.08%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.90%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$92	$304	$534	$1,194

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 49% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers small-capitalization companies to be those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $4 billion or the market capitalization of the largest company in the Russell 2000 Value Index. As of March 31, 2017, the market capitalization range of the Russell 2000 Value Index was approximately $224.0 million to $13.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $2.6 billion. The sub-adviser may invest up to 25% of the Fund’s assets in securities of foreign issuers, including issuers in emerging market countries and American Depositary Receipts (“ADRs”).

The sub-adviser seeks to identify companies that are undervalued versus their long-term earnings potential in selecting investments for the Fund. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The sub-adviser considers selling a holding when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

49

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets, including through depositary receipts, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: (0.17%)

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 17.60%; Q4 2008: (22.44%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	Since Inception
Class P (incepted June 29, 2007) (before taxes)	29.53%	14.87%	8.16%
Class P (after taxes on distributions)	28.35%	12.34%	6.79%
Class P (after taxes on distributions and sale of Fund shares)	17.73%	11.41%	6.33%
Russell 2000 Value Index (reflects no deductions for the fees, expenses or taxes)	31.74%	15.07%	6.18%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

50

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – AllianceBernstein L.P. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
James MacGregor, CFA, Chief Investment Officer	Since 2014
Shri Singhvi, Director of Research	Since 2014

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

51

PF Emerging Markets Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.80%
Other Expenses	0.40%
Total Annual Operating Expenses	1.20%
Less Expense Reimbursement[1]	(0.25%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.95%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$97	$335	$592	$1,392

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 69% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities (including American Depositary Receipts (“ADRs”)) of companies whose principal activities are conducted in countries that are generally regarded as emerging market countries. This also includes companies that the sub-adviser determines to be economically tied to an emerging market country. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. The sub-adviser may consider countries to be emerging market countries if they are included in any one of the Morgan Stanley Capital Index emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. Under normal market conditions, the sub-adviser expects to invest in securities of issuers in at least three emerging market countries. The Fund principally invests in common stock and other equity securities. The Fund may invest in different capitalization ranges in any emerging market country.

The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different non-U.S. countries.

In selecting securities, the sub-adviser looks primarily for foreign companies in emerging markets with high growth potential. The sub-adviser uses fundamental analysis of a company’s financial statements, management structure, operations, product development and competitive position in its industry, and considers the special factors and risks of the country in which the issuer operates. The sub-adviser also looks for newer or established businesses that are entering into a growth cycle, have the potential for accelerating earnings growth or cash flow, and possess reasonable valuations.

In applying these and other selection criteria, the sub-adviser considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from certain global trends.

The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central

52

banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Depositary receipts are also subject to these risks. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets, including through depositary receipts, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

• Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

53

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 18.81%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 38.53%; Q4 2008: (28.06%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years
Class P (incepted September 30, 2005) (before taxes)	6.52%	2.84%	4.13%
Class P (after taxes on distributions)	6.39%	2.43%	3.36%
Class P (after taxes on distributions and sale of Fund shares)	3.80%	2.23%	3.39%
MSCI Emerging Markets Index (Net) (reflects no deductions for fees or expenses)	11.19%	1.28%	1.84%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – OppenheimerFunds, Inc. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Justin M. Leverenz, CFA, Senior Vice President and Portfolio Manager	Since 2007

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

54

PF International Large-Cap Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.85%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	1.13%
Less Expense Reimbursement[1]	(0.13%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.00%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$102	$346	$610	$1,363

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 16% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of large-capitalization companies. The sub-adviser considers a company to be a large-capitalization company if it is within the range of the Fund’s current benchmark index, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (Net). As of March 31, 2017, the market capitalization range of the MSCI EAFE Index (Net) was approximately $1.2 billion to $238.9 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $65.4 billion.

The Fund invests primarily in common stocks and depositary receipts of foreign issuers, including up to 25% in emerging market countries. The Fund may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different non-U.S. countries.

The sub-adviser may invest the Fund’s assets in the stocks of companies that it believes have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad,

55

speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets, including through depositary receipts, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

• Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

56

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 18.02%

Best and worst quarterly performance reflected within the bar chart: Q3 2009: 20.63%; Q3 2011: (20.38%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	0.15%	6.45%	2.26%
Class P (after taxes on distributions)	(0.32%)	6.12%	1.94%
Class P (after taxes on distributions and sale of Fund shares)	0.47%	5.08%	1.82%
MSCI EAFE Index (Net) (reflects no deductions for fees or expenses)	1.00%	6.53%	0.75%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – MFS Investment Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Filipe M.G. Benzinho, Investment Officer and Portfolio Manager	Since 2016
Daniel Ling, CFA, Investment Officer and Portfolio Manager	Since 2009

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

57

PF International Small-Cap Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.85%
Other Expenses	0.33%
Total Annual Fund Operating Expenses	1.18%
Less Expense Reimbursement[1]	(0.08%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.10%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.25% through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$112	$367	$641	$1,425

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 53% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with small market capitalizations. The Fund invests principally in common stock or preferred stock of foreign issuers and U.S.-registered equity securities of foreign issuers. Generally, these issuers are located in developed, foreign countries. The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization in the range of approximately $50 million to $2 billion or in the range represented by the S&P Developed Ex-U.S. SmallCap Index. As of March 31, 2017, the S&P Developed Ex-U.S. SmallCap Index capitalization range was approximately $18.8 million to $14.4 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $2.4 billion. Under normal conditions, the Fund invests in excess of 200 companies and generally expects to invest a significant amount of its assets in about the same number of non-U.S. countries as its benchmark index (which is comprised of developed countries outside the U.S.).

The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different non-U.S. countries. The Fund may also invest in foreign currency forwards, which are purchased or sold to hedge against currency fluctuations.

In selecting securities, the sub-adviser uses a bottom-up quantitative strategy based in part on earnings, growth, value, cash flow, expectations and technical measures, which is then customized by region/sector.

The sub-adviser uses a disciplined process to rank stocks and may sell a holding when its ranking has deteriorated relative to other securities in the investment universe.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in

58

liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Fund. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Forward commitments are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because these instruments are privately negotiated, they are subject to the risk of default by, or bankruptcy of, a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. The Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, the Fund’s ability to close out of a forward position is dependent on the liquidity of the secondary forward market. There is also a risk of imperfect correlation between the change in market value of the underlying asset and the price of the forward contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

• Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the sub-adviser relies heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used are predictive in nature. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. Quantitative models used by the sub-adviser also may not be successful in forecasting movements in industries, sectors or companies or in determining the weighting of investment positions that will enable the Fund to achieve its investment goal.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market

59

data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the sub-adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 16.48%

Best and worst quarterly performance reflected within the bar chart: Q3 2016: 8.96%; Q4 2016: (2.48%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Class P (incepted January 14, 2015) (before taxes)	3.98%	5.66%
Class P (after taxes on distributions)	1.41%	3.60%
Class P (after taxes on distributions and sale of Fund shares)	4.35%	4.15%
S&P Developed Ex-U.S. SmallCap Index (reflects no deductions for fees, expenses or taxes)	3.78%	5.92%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – QS Investors, LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Stephen A. Lanzendorf, CFA, Head of Active Equity Portfolio Management Strategy	Since Inception
Christopher W. Floyd, CFA, Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

60

PF International Value Fund

Investment Goal

This Fund seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.65%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.90%
Less Expense Reimbursement[1]	(0.10%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.80%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$82	$277	$489	$1,099

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 67% of the average value of the Fund.

Principal Investment Strategies

This Fund invests primarily in a diversified portfolio of equity securities of large non-U.S. companies that the sub-adviser believes to be undervalued. The sub-adviser uses a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that it believes are undervalued by the market. The market capitalizations of the portfolio holdings are generally those in the range of companies represented in the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (Net). As of March 31, 2017, the market capitalization range of the MSCI EAFE Index (Net) was approximately $1.2 billion to $238.9 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $47.1 billion. The Fund may also invest in mid-capitalization companies. Equity securities in which the Fund principally invests are common stocks. The Fund may invest in American Depositary Receipts (“ADRs”).

The Fund may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different non-U.S. countries.

The Fund may invest up to 20% of its assets in issuers that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The sub-adviser may use currency forwards to gain or increase exposure to various currency markets, including for the purpose of managing the Fund’s currency exposures relative to its benchmark’s currency exposures.

Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The sub-adviser may sell a holding when it appreciates to a stated target, when there has been a change in the long-term investment outlook, or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign

61

currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Fund. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets, including through depositary receipts, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

• Forward Commitments Risk: Forward commitments are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because these instruments are privately negotiated, they are subject to the risk of default by, or bankruptcy of, a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. The Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, the Fund’s ability to close out of a forward position is dependent on the liquidity of the secondary forward market. There is also a risk of imperfect correlation between the change in market value of the underlying asset and the price of the forward contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

• Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

62

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 11.35%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 25.11%; Q4 2008: (23.60%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	3.27%	5.28%	(2.00%)
Class P (after taxes on distributions)	2.49%	4.65%	(2.48%)
Class P (after taxes on distributions and sale of Fund shares)	2.49%	4.16%	(1.39%)
MSCI EAFE Index (Net) (reflects no deductions for fees or expenses)	1.00%	6.53%	0.75%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Wellington Management Company LLP. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Andrew M. Corry, CFA, Senior Managing Director and Equity Portfolio Manager	Since 2017
James H. Shakin, CFA, Senior Managing Director and Equity Portfolio Manager	Since 2017

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

63

PF Real Estate Fund

Investment Goal

This Fund seeks current income and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.90%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	1.12%
Less Expense Reimbursement[1]	(0.07%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.05%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2018, and 0.30% from 8/1/2018 through 7/31/2022. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$107	$349	$610	$1,357

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 27% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies operating in the real estate and related industries. The Fund invests primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”). REITs and REOCs invest primarily in properties that produce income and in real estate interest or loans. The Fund focuses on REITs, as well as REOCs, that invest in a variety of property types and regions. The Fund normally will invest more than 25% of its assets in securities of companies in real estate and related industries. The Fund may invest in small-, mid- and large-capitalization companies.

The sub-adviser uses a combination of “top-down” and “bottom-up” investment processes. The “top-down” portion seeks diversified exposure to all major asset classes in the real estate and related industries, with an overweighting to property markets that offer the best relative valuation. The sub-adviser’s proprietary models drive the “bottom-up” value-driven approach for stock selection. The “bottom-up” research process strongly influences the sub-adviser’s perspective on which property markets it believes provide better relative value and growth prospects and, consequently, affects its decision to overweight or underweight a given property market.

The sub-adviser may sell a portfolio holding if the holding’s share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund concentrates in securities of companies in real estate and related industries, the Fund may perform poorly during a downturn in those industries.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than

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smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Real Estate Companies Risk: Investing in companies operating in the real estate and related industries, including Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”), expose the Fund to the risks of the real estate market and to risks associated with the ownership of real estate. These risks can include fluctuations in the value of or destruction of underlying properties; tenant or borrower default; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic or political events affecting the real estate industry. Real estate companies and sectors and industries that affect the performance of real estate companies (such as banking or financial institutions) may be subject to extensive government regulation, which may change unexpectedly and frequently and significantly impact the Fund. Changing interest rates and credit quality requirements for borrowers and tenants may also affect the cash flow of REITs and REOCs and their ability to meet capital needs.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Average Annual Total Returns table below compares Fund performance to a broad-based securities market benchmark index and to a real estate sector index which is comprised of securities that are more representative of the Fund's investment strategies than those in the broad-based index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: (0.87%)

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 30.67%; Q4 2008: (37.93%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	10 years
Class P (incepted December 31, 2004) (before taxes)	6.59%	10.76%	4.20%
Class P (after taxes on distributions)	4.40%	9.26%	3.15%
Class P (after taxes on distributions and sale of Fund shares)	4.53%	8.13%	3.00%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	11.96%	14.66%	6.95%
FTSE NAREIT Equity REITs Index (reflects no deductions for fees, expenses or taxes)	8.52%	12.01%	5.08%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the

65

impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Morgan Stanley Investment Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Theodore R. Bigman, Managing Director	Since 2004
Bill Grant, Managing Director	Since 2014

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

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PF Currency Strategies Fund

Investment Goal

This Fund seeks to provide total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.65%
Other Expenses	0.22%
Acquired Fund Fees and Expenses[2]	0.07%
Total Annual Fund Operating Expenses	0.94%

1 The expense information has been restated to reflect current fees.

2 Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 0% of the average value of the Fund.

Principal Investment Strategies

“Currency Strategies” in the Fund’s name refers to the Fund’s strategy to provide exposures to global currencies, which may include the U.S. dollar and currencies of other developed countries and emerging market countries, to seek to provide total return based on each sub-adviser’s outlook for such currencies. Under normal market conditions, the Fund principally invests in derivatives and high quality debt securities to establish exposures to global currencies. The Fund may have significant investment exposure to a single currency, a small number of currencies, or currencies in a particular geographic region. Typically, a portion of the Fund’s assets will be invested in emerging market currencies.

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser for the Fund, allocates the Fund’s assets between two sub-advisers: UBS Asset Management (Americas) Inc. (“UBS”) and Macro Currency Group (“MCG”). PLFA may change the allocation between the sub-advisers at any time, in its judgment, to help seek to achieve the Fund’s investment goal.

The performance of the Fund is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods. However, the actual performance of the Fund may be correlated with those traditional investments over short- or long-term periods. The Fund is generally intended to complement a balanced portfolio of traditional equity and debt investments as a means of seeking diversification and is not intended to be a complete investment program.

Each sub-adviser employs a different approach to managing global currency strategies. Each sub-adviser seeks to gain positive (or long) exposure to currencies that it believes are undervalued and negative (or short) exposure to currencies that it believes are overvalued, and will primarily use non-deliverable forward foreign currency contracts (“NDFs”) and currency options, each a type of derivative, to obtain these exposures, as well as hold foreign currencies in the Fund. NDFs and currency options may also be used to hedge against currency fluctuations by offsetting or reducing exposure to a particular currency.

The Fund typically experiences gains when currencies in which the Fund has long positions (or positive exposure) appreciate relative to the currencies in which the Fund has short positions (or negative exposure). The Fund typically incurs a loss when currencies in which it has short positions appreciate relative to the currencies in which the Fund has long positions.

Each sub-adviser uses derivatives in a way that has a leveraging effect on the Fund. This means that the derivative positions may expose the Fund to potential gain or loss in an amount that exceeds the amount invested to establish or maintain the derivative contract, often by several times the value of the Fund’s assets. Because the Fund’s use of leverage may be significant, the Fund may be more volatile than many other funds.

With respect to the portion of the Fund invested in debt securities, the Fund may invest in cash deposits and short-term high quality U.S. and non-U.S. government debt securities for short-term investment, cash management purposes and to maintain asset coverage requirements for the Fund’s derivative positions.

UBS managed portion: When analyzing a potential investment opportunity and the desired amount of exposure, UBS considers the economic and investment outlook for the opportunity and the degree of risk the Fund may assume relative to the potential return on such investment in order to maximize the risk-adjusted return for UBS’ portion of the Fund. UBS may also consider quantitative factors to decide whether to increase or decrease currency exposures.

MCG managed portion: MCG identifies investment opportunities through the application of both quantitative and qualitative approaches. MCG manages a part of its portion of the Fund under a quantitative approach that is used for its longer term “systematic” strategy. MCG uses this systematic strategy to seek to capture longer-term fundamental shifts in currency movements (typically a twelve month horizon). MCG may purchase currency options to hedge against changes in currency values for this part of the

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portfolio’s currency exposure. MCG manages the other part of its portion of the Fund under a qualitative approach that is used for its shorter-term “discretionary” investment strategy. MCG uses this discretionary strategy to seek to identify and take advantage of macroeconomic themes that influence exchange rates within a shorter time horizon than the systematic strategy (typically a two week to six month horizon). MCG also applies a liquidity screen to all positions, favoring more liquid currency positions than those that are less liquid, in seeking to attain a high degree of liquidity within MCG’s portion of the Fund.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Correlation Risk: A Fund that represents an alternative or non-traditional investment strategy may have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods; however, its actual performance may be correlated with traditional equity and debt investments over short- or long-term periods. Should there be periods when performance is correlated, any intended diversification effect of including such alternative or non-traditional Fund as part of an asset allocation strategy may not be achieved, which may result in increased volatility in the asset allocation strategy.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency. For Funds that may hold short currency positions, an appreciation in the value of the currency shorted would incur a loss for the Fund.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Fund. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Forward commitments are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because these instruments are privately negotiated, they are subject to the risk of default by, or bankruptcy of, a counterparty, which could result in adverse market impact, expenses or delays in

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connection with the purchase or sale of the asset underlying the forward contract. The Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, the Fund’s ability to close out of a forward position is dependent on the liquidity of the secondary forward market. There is also a risk of imperfect correlation between the change in market value of the underlying asset and the price of the forward contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

• Options Risk: An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. In addition to derivatives risk, the Fund is subject to the risk of losing the premium it paid to purchase the option if the price of the underlying security or other asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). If a call or put option that the Fund purchases were allowed to expire without being sold or exercised, its premium would be a loss to the Fund. The Fund’s ability to exercise or sell the options is dependent on the liquidity of the option market.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Short Exposure Risk: Taking a short position using derivative instruments in anticipation of a decline in the market price of the underlying reference asset, such as entering into a derivative contract to sell a currency at a predetermined price in the future (forward foreign currency contract) in anticipation of a decline in the market price of the underlying currency, is subject to the risk that the reference asset will increase in value, resulting in a loss. Such loss is theoretically unlimited. Using derivatives to take short positions is also subject to leverage risk.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

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Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 0.00%

Best and worst quarterly performance reflected within the bar chart: Q2 2013: 6.98%; Q3 2013: (7.52%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Class P (incepted December 7, 2012) (before taxes)	4.97%	2.54%
Class P (after taxes on distributions)	0.12%	0.58%
Class P (after taxes on distributions and sale of Fund shares)	2.82%	1.05%
Citigroup 1-Month U.S. T-Bill Index (reflects no deductions for fees, expenses or taxes)	0.21%	0.07%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Advisers – UBS Asset Management (Americas) Inc. and Macro Currency Group. The primary persons responsible for day-to-day management of the Fund are:

UBS Asset Management (Americas) Inc.

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Jonathan Davies, CFA, Head of Currency – Multi Asset	Since Inception
Alistair Moran, CFA, Co-Portfolio Manager	Since 2015

Macro Currency Group

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Mark Farrington, Managing Director, Head of Macro Currency Group and Portfolio Manager	Since 2014
Dr. Ivan Petej, Managing Director, Head of Portfolio Construction, Risk and Quantitative Strategy and Portfolio Manager	Since 2014

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

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PF Equity Long/Short Fund

Investment Goal

This Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	1.15%
Other Expenses	0.28%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	1.46%
Less Fee Waiver[2]	(0.15%)
Total Annual Fund Operating Expenses after Fee Waiver	1.31%

1 Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

2 The investment adviser has agreed to waive 0.15% of its management fee through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver, which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$133	$447	$783	$1,733

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 0% of the average value of the Fund.

Principal Investment Strategies

This Fund seeks to provide higher risk-adjusted returns with lower volatility than global equity markets, although it is expected to have moderate to high correlation with the performance of those markets. The Fund seeks to generate returns from three sources: 1) long and short equity positions; 2) overall exposure to equity markets; and 3) the active increase and decrease of the Fund’s net exposure to equity markets.

Under normal circumstances, this Fund invests at least 80% of its assets in equity and equity related instruments. Equity instruments include common stock, preferred stock, and depositary receipts. Equity related instruments are investments that provide exposure to the performance of equity instruments, including futures contracts and swaps.

In managing the Fund, the sub-adviser takes long positions in those instruments that, based on proprietary quantitative models, the sub-adviser forecasts to be undervalued and likely to increase in price, and takes short positions in those instruments that the sub-adviser forecasts to be overvalued and likely to decrease in price. Simultaneously engaging in long investing and short selling is designed to reduce the Fund’s net exposure to the general global equity markets compared to a fund invested long only in those markets.

The Fund may use equity related instruments and foreign currency forwards as substitutes for investing in equity securities or currencies and to increase its economic exposure to a particular security, index or currency. At times, the Fund may gain all equity and currency exposure through the use of equity related instruments and foreign currency forwards, and may invest in such instruments without limitation.

The sub-adviser uses derivatives in a way that has a leveraging effect on the Fund. (This means that the derivative positions may expose the Fund to potential gain or loss in an amount that exceeds the amount invested to establish or maintain the derivative contract, often by several times the value of the Fund’s assets.) The Fund’s use of leverage may result in greater price volatility for the Fund than if leverage had not been used. Because the Fund’s use of leverage may be significant, the Fund may be more volatile than many other funds.

The Fund may invest in or have exposure to large- and mid-capitalization companies. The Fund will generally invest in instruments of companies located in global developed markets, including the United States. The sub-adviser considers global developed markets to be those countries included in the MSCI World Index (Net). The Fund intends to invest across different countries and geographic regions, but may invest in any one country or geographic region without limit.

The sub-adviser uses the following set of economic indicators to select long and short investments for the Fund based on the sub-adviser’s global security selection and asset allocation models:

• Value indicators identify investments that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value indicators include using price-to-earnings and price-to-book ratios for choosing individual equities.

• Momentum indicators identify investments with strong recent performance.

• Quality indicators identify companies in good business health, including those with strong profitability and stable earnings.

In addition to these three main indicators, the sub-adviser may use a number of quantitative factors based on its proprietary research. The sub-adviser may add or modify the economic indicators employed in selecting investments from time to time.

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In the aggregate, the Fund expects to have net long exposure to the equity markets, which the sub-adviser may adjust over time. When the sub-adviser determines that equity market conditions are unfavorable, it may reduce the Fund’s long equity market exposure. Similarly, when the sub-adviser determines that market conditions are favorable, it may increase the Fund’s long equity market exposure. The Fund is not designed to be market-neutral. The sub-adviser expects that the Fund will have a moderate to high sensitivity to broad global market movements.

The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures contracts.

A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market funds. These cash or cash equivalent holdings serve as collateral for the Fund’s derivative positions and may earn some income for the Fund.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Fund. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Foreign Markets Risk: Exposure to foreign markets, including through depositary receipts, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

• Forwards and Futures Contracts Risk: Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because forward contracts are privately negotiated, unlike exchange-traded futures contracts, they are subject to greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. The Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, the Fund’s ability to close out of a forward or futures contract position is dependent on the liquidity of the secondary forward or futures market. There is also a risk of imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Because these contracts allow the Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time, they do not eliminate fluctuations in the value of the asset or currency and can have the effect of minimizing opportunities for gain or incurring a loss for the Fund.

• Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

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• Investment in Money Market Funds Risk: The Fund may invest in money market mutual funds (including money market funds with a floating net asset value). Shareholders of the Fund would then bear their proportionate share of Fund expenses and, indirectly, the expenses of the investment companies. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds with a stable net asset value seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in such funds. The share price of money market funds with a floating net asset value might fluctuate, or float, in value and thus it is possible to lose money by investing in such funds.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the sub-adviser relies heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used are predictive in nature. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. Quantitative models used by the sub-adviser also may not be successful in forecasting movements in industries, sectors or companies or in determining the weighting of investment positions that will enable the Fund to achieve its investment goal.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the sub-adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.

• Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be subject to greater price volatility risk than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a Fund using a momentum strategy may suffer.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Short Exposure Risk: Taking a short position using derivative instruments in anticipation of a decline in the market price of the underlying reference asset, such as entering into a derivative contract to sell a currency at a predetermined price in the future (forward foreign currency contract) in anticipation of a decline in the market price of the underlying currency, is subject to the risk that the reference asset will increase in value, resulting in a loss. Such loss is theoretically unlimited. Using derivatives to take short positions is also subject to leverage risk.

• Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular foreign currency, or in a “basket” of securities representing a certain index, or at a specific interest rate. As a derivative, it is subject to derivatives risk, including counterparty risk. Although certain standard swap agreements are required to be cleared through an exchange, which is expected to decrease counterparty risk and increase liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government

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will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. To further assist in performance comparison, the returns of an Equity Long/Short Composite Benchmark are presented, which is comprised of 50% MSCI World Index (Net) and 50% BofA Merrill Lynch US 3-Month Treasury Bill Index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 6.36%

Best and worst quarterly performance reflected within the bar chart: Q3 2016: 5.98%; Q2 2016: (2.43%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Class P (incepted April 27, 2015) (before taxes)	13.13%	17.40%
Class P (after taxes on distributions)	5.21%	8.28%
Class P (after taxes on distributions and sale of Fund shares)	7.42%	9.12%
MSCI World (Net) (reflects no deductions for fees, expenses or taxes)	7.51%	0.30%
Equity Long/Short Composite Benchmark (reflects no deductions for fees, expenses or taxes)	4.00%	0.44%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – AQR Capital Management, LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Andrea Frazzini, Principal	Since Inception
Jacques A. Friedman, Principal	Since Inception
Michele L. Aghassi, Principal	Since 2016
Hoon Kim, CFA, Principal	Since 2016

Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

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PF Global Absolute Return Fund

Investment Goal

This Fund seeks to provide total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.80%
Other Expenses	0.39%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses	1.21%
Less Expense Reimbursement[2]	(0.09%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.12%

1 Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.25% through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$114	$375	$656	$1,458

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 100% of the average value of the Fund.

Principal Investment Strategies

This Fund invests globally in multiple asset classes including sovereign debt, foreign currencies, and interest rates, among others, and it takes both long and short positions and seeks to generate returns through their appreciation (in the case of long investments) or depreciation (in the case of short investments) in value. The Fund may also enter into short positions to seek to hedge risks associated with the Fund’s long investment exposures. The Fund invests in securities, derivatives and other instruments to establish long and short investment exposures based on the sub-adviser’s view of the investment opportunities in a country. The Fund’s primary long and short investment exposures are government (“sovereign”) exposures, including sovereign debt, currencies, and investments relating to interest rates. The Fund may also invest in corporate debt of both foreign and domestic issuers, including banks. The Fund normally invests in multiple countries and is expected to have significant exposure to foreign currencies. However, the Fund may invest a significant portion of its assets in a single country, a small number of countries, or a particular geographic region, and typically a portion of the Fund’s assets will be invested in emerging market countries. The Fund normally invests at least 40% of its net assets in foreign investments which, in addition to the non-U.S. sovereign exposures described above, includes investments in securities issued by companies whose principal business activities are outside the United States.

The Fund employs an absolute return investment approach, which seeks to achieve positive returns over a complete market cycle rather than being managed relative to an index. However, the Fund may experience negative returns over both shorter and longer-term time horizons.

The performance of the Fund is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods. However, the actual performance of the Fund may be correlated with those traditional investments over short- or long-term periods. The Fund is generally intended to complement a balanced portfolio of traditional equity and debt investments as a means of seeking diversification and is not intended to be a complete investment program.

The Fund may invest in debt securities of any credit quality, including securities that are non-investment grade (high yield/high risk, sometimes called “junk bonds”), and a wide variety of derivative instruments, including (but not limited to): forward foreign currency contracts; futures contracts on securities, indices, currencies, and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps. The sub-adviser generally will make extensive use of derivatives to: enhance total return, which is defined as income plus capital appreciation; to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates; to shift currency exposure from one country to another; to change the effective duration of the Fund; to manage certain investment risks; and as a substitute for direct investment in any security or instrument in which the Fund may invest. The sub-adviser uses derivatives in a way that has a leveraging effect on the Fund. This means that the derivative positions may expose the Fund to potential gain or loss in an amount that exceeds the amount invested to establish or maintain the derivative contract, often by several times the value of the Fund’s assets. Because the Fund’s use of leverage may be significant, the Fund may be more volatile than many other funds.

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Duration management is part of the investment strategy for this Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to changes in interest rates. The shorter a fund’s duration, the less sensitive it is to changes in interest rates. The Fund may also engage in repurchase agreements and short sales.

The sub-adviser utilizes top-down economic and political analysis to identify potential investments for the Fund throughout the world, including in both developed and emerging markets. The sub-adviser seeks to identify countries and currencies it believes have potential to outperform investments in other countries and currencies through an analysis of global economies, markets, political conditions and other factors. The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Correlation Risk: A Fund that represents an alternative or non-traditional investment strategy may have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods; however, its actual performance may be correlated with traditional equity and debt investments over short- or long-term periods. Should there be periods when performance is correlated, any intended diversification effect of including such alternative or non-traditional Fund as part of an asset allocation strategy may not be achieved, which may result in increased volatility in the asset allocation strategy.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency. For Funds that may hold short currency positions, an appreciation in the value of the currency shorted would incur a loss for the Fund.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Fund. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

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• Forwards and Futures Contracts Risk: Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because forward contracts are privately negotiated, unlike exchange-traded futures contracts, they are subject to greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. The Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, the Fund’s ability to close out of a forward or futures contract position is dependent on the liquidity of the secondary forward or futures market. There is also a risk of imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Because these contracts allow the Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time, they do not eliminate fluctuations in the value of the asset or currency and can have the effect of minimizing opportunities for gain or incurring a loss for the Fund.

• Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

• Options Risk: An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. In addition to derivatives risk, the Fund is subject to the risk of

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losing the premium it paid to purchase the option if the price of the underlying security or other asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). If a call or put option that the Fund purchases were allowed to expire without being sold or exercised, its premium would be a loss to the Fund. The Fund’s ability to exercise or sell the options is dependent on the liquidity of the option market.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Short Exposure Risk: Taking a short position using derivative instruments in anticipation of a decline in the market price of the underlying reference asset, such as entering into a derivative contract to sell a currency at a predetermined price in the future (forward foreign currency contract) in anticipation of a decline in the market price of the underlying currency, is subject to the risk that the reference asset will increase in value, resulting in a loss. Such loss is theoretically unlimited. Using derivatives to take short positions is also subject to leverage risk.

• Short Sale Risk: Engaging in short sales of securities that the Fund does not own subjects it to the risks associated with those securities, including price volatility risk. A security is sold short in anticipation of purchasing the same security at a later date at a lower price; however, the Fund may incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security sold short. Because there is no limit on how high the price of the security may rise, such loss is theoretically unlimited. Short sales may also incur transaction costs and borrowing fees for the Fund and subject the Fund to leverage risk because they may provide investment exposure in an amount exceeding the initial investment.

• Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular foreign currency, or in a “basket” of securities representing a certain index, or at a specific interest rate. As a derivative, it is subject to derivatives risk, including counterparty risk. Although certain standard swap agreements are required to be cleared through an exchange, which is expected to decrease counterparty risk and increase liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. Credit default swaps have heightened liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other sign of financial difficulty).

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)1

1 Class P return for the period 1/1/17 through 6/30/17: 1.09%

Best and worst quarterly performance reflected within the bar chart: Q4 2015: 3.38%; Q3 2015: (3.61%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Class P (incepted December 7, 2012) (before taxes)	4.23%	2.78%
Class P (after taxes on distributions)	2.63%	0.63%
Class P (after taxes on distributions and sale of Fund shares)	2.39%	1.14%
BofA Merrill Lynch U.S. 3-Month T-Bill Index (reflects no deductions for fees, expenses or taxes)	0.33%	0.12%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Eaton Vance Investment Managers. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
John R. Baur, Vice President	Since Inception
Michael A. Cirami, CFA, Vice President	Since Inception
Eric A. Stein, CFA, Vice President	Since Inception

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Purchase and Sale of Fund Shares and Tax Information – please turn to the Additional Summary Information section on page 80 in this Prospectus.

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ADDITIONAL SUMMARY INFORMATION

Purchase and Sale of Fund Shares

Class P shares of the funds of the Trust (each a “Fund,” together the “Funds”) are offered at net asset value (“NAV”) and are only available for investment by funds of funds of Pacific Funds Series Trust (may also be referred to as “Pacific Funds” or the “Trust”) and the investment adviser and certain of its affiliates.

Tax Information

Because the only shareholders of Class P shares of the Funds offered in this Prospectus (“Underlying Funds”) are the funds of funds of the Trust, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a fund of funds of the Trust are described in the separate prospectus for those respective Funds, which can be obtained as described on the back cover of this Prospectus.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

This Prospectus (the “Prospectus”) contains information about the Underlying Funds. The Class P shares of the Underlying Funds are only available for investment by a fund of funds of the Trust and the investment adviser and certain of its affiliates. Information on the funds of funds of the Trust and Class A, Class C, Class I and Advisor Class shares of Pacific Funds Core Income, Pacific Funds Floating Rate Income and Pacific Funds High Income are contained in a separate prospectus, which can be obtained as described on the back cover of this Prospectus.

The investment adviser to the Trust is Pacific Life Fund Advisors LLC (“PLFA”). PLFA has retained other portfolio management firms (or sub-advisers) to manage certain of the Underlying Funds. More information on the investment adviser and the sub-advisers can be found in the About Management section of this Prospectus.

Please read this Prospectus carefully before investing or sending money, and keep it for future reference. You should read the complete description of the Underlying Funds and be aware that any time you invest, there is a risk of loss of money.

The following provides additional information about the principal investment strategies and principal risks described in the Fund Summaries section at the beginning of this Prospectus. This section also provides general investment information that applies to all Funds, unless otherwise noted. For a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ holdings and about each Fund’s other investment strategies and descriptions of securities, see the Trust’s Statement of Additional Information (“SAI”).

Pacific FundsSM Core Income

Investment Goal

This Fund seeks a high level of current income; capital appreciation is of secondary importance.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 60% of its assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. U.S. government securities consist of U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. The Fund may invest up to 40% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt instruments in which the Fund invests may include those issued by non-U.S. entities in developed markets denominated in U.S. dollars.

The Fund expects to maintain a weighted average duration within two years (plus or minus) of the Bloomberg Barclays U.S. Aggregate Bond Index, although the instruments held may have short, intermediate, and long terms to maturity. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity, and call features. Duration is often used to measure a bond’s sensitivity to interest rates (i.e., to measure the volatility of a bond’s price relative to a change in interest rates). The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg Barclays U.S. Aggregate Bond Index was 5.95 years as of March 31, 2017.

Individual investment selection is based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities. The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its appreciation targets, reached its relative value opportunities, and/or that there have been changes in the fundamentals of the issuer.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Credit Risk	• Liquidity Risk
• Debt Securities Risk	• Market and Regulatory Risk
• Floating Rate Loan Risk	• Mortgage-Related and Other Asset-Backed Securities Risk

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• Foreign Markets Risk	• Price Volatility Risk
• High Yield/High Risk or “Junk” Securities Risk	• U.S. Government Securities Risk
• Interest Rate Risk

Pacific FundsSM Floating Rate Income

Investment Goal

This Fund seeks a high level of current income.

Principal Investment Strategies

This Fund invests principally in income producing floating rate loans and floating rate debt securities. Under normal circumstances, this Fund invests at least 80% of its assets in floating rate loans and floating rate debt securities. Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Floating rate loans and floating rate debt securities in which the Fund invests consist of senior secured and unsecured floating rate loans, secured and unsecured second lien floating rate loans, and floating rate debt securities of domestic and foreign issuers. Senior floating rate loans and some floating rate debt securities are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Second lien loans are generally second in line in terms of repayment priority with respect to the pledged collateral. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Floating rate loans are generally arranged through private negotiations between a borrower and several financial institutions represented, in each case, by one or more lenders acting as agent of the other lenders. On behalf of the lenders, the agent is primarily responsible for negotiating the loan agreement that establishes the terms and conditions of the loans and the rights and obligations of the borrowers and lenders. Floating rate loans and floating rate debt securities generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. Generally, secured floating rate loans are secured by specific assets of the borrower.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent of the lender or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments.

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade or, if unrated, are of comparable quality as determined by the Manager. Such non-investment grade debt instruments include those that may be stressed, distressed or in default.

The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign investments, principally in developed markets.

The floating rate loans and floating rate securities in which the Fund invests are not subject to any restrictions with respect to maturity. Floating rate loans and floating rate securities will have rates of interest that are reset daily, monthly, quarterly, semi-annually or annually.

Individual investment selection is based on the Manager’s fundamental research process and an assessment of the investment’s relative value. The Manager performs a credit analysis on each potential investment. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

If the Manager determines that market conditions temporarily warrant a defensive investment policy, the Fund may (but is not required to) invest, subject to its ability to liquidate its senior loans, up to 100% of its assets in high quality, short-term debt instruments, including U.S. Treasuries, money market instruments, repurchase agreements with maturities of seven days or less, and cash equivalents.

Principal Risks:

• Active Management Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Debt Securities Risk	• Liquidity Risk
• Floating Rate Loan Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Price Volatility Risk
• High Yield/High Risk or “Junk” Securities Risk

Pacific FundsSM High Income

Investment Goal

This Fund seeks a high level of current income.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The Fund invests principally in instruments that have intermediate to long terms to maturity, which generally means that the Fund will hold instruments with final maturities greater than one year. Debt instruments in which the Fund invests focus on corporate bonds and notes, but may also include

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floating rate loans, and may also be of foreign issuers that are denominated in U.S. dollars. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates.

Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index). The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks:

• Active Management Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Debt Securities Risk	• Liquidity Risk
• Floating Rate Loan Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Price Volatility Risk
• High Yield/High Risk or “Junk” Securities Risk

PF Inflation Managed Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Principal Investment Strategies

This Fund invests its assets in debt securities. Normally, the Fund focuses on investment in or exposure to inflation-indexed debt securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”). It is expected that the amount invested in or exposed to inflation-indexed debt securities (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the Fund’s net assets. Inflation-indexed debt securities are debt securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed debt securities and/or interest payable on such securities tends to fall. Duration management is a fundamental part of the investment strategy for this Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The Fund may also invest in other debt securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments, their subdivisions, agencies or government-sponsored enterprises, and debt securities issued by U.S. and foreign companies (including companies based in emerging markets); mortgage-related securities, including stripped mortgage-related securities; asset-backed securities; convertible securities; commercial paper and other money market instruments; structured notes such as hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and U.S. dollar-denominated obligations of international agencies or supranational entities; and derivative instruments and forward commitments relating to the previously mentioned securities.

The Fund may invest up to 30% of its assets in securities of foreign issuers that are denominated in foreign currencies, including up to 10% of its assets in securities of issuers based in countries with emerging market economies (whether U.S. or non-U.S. dollar-denominated). The Fund will normally limit its foreign currency exposure (from these non-U.S. dollar-denominated securities and currencies) to 20% of its assets; to maintain this 20% limit, the sub-adviser will hedge back any non-U.S. dollar-denominated investments exceeding this 20% limit into U.S. dollars by using foreign currency derivatives such as foreign currency futures, options and forwards. The Fund may invest beyond the above limits in U.S. dollar-denominated securities of non-emerging market foreign issuers.

The factors that will most influence the Fund’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) A decline in real and nominal interest rates may benefit Fund performance, as could an increase in the actual rate of inflation. An increase in inflation expectations may benefit performance to the extent that increased inflation expectations lead to a decline in real interest rates. Conversely, rising real and nominal interest rates, and a decline in actual inflation or expected inflation, may have a negative impact on Fund performance. Total return is made up of coupon income plus any gains or losses in the value of the Fund’s securities.

When selecting securities, the sub-adviser:

• Decides what duration to maintain. Generally, the sub-adviser expects the Fund’s weighted average duration to be within 3 years (plus or minus) of the Fund’s benchmark index duration, which was 7.82 years as of March 31, 2017.

• Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of instruments.

• Chooses companies to invest in by carrying out a credit analysis of potential investments.

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The sub-adviser frequently uses futures contracts, forwards, swaps and options contracts (i.e., derivatives). Government futures contracts are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures contracts, such as eurodollar futures contracts, are used to adjust interest rate exposure to short-term interest rates. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets, to shift exposure to foreign currency fluctuations from one country to another and/or to hedge against foreign currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates. Credit default swaps (“CDS”) are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Selling CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income. The Fund may purchase and write put and call options on securities and CDS; purchase and sell interest rate futures contracts and options thereon; and enter into total return, interest rate index, currency exchange rate swap agreements, and purchase and sell options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on non-U.S. exchanges. The Fund may also use foreign currency derivatives such as foreign currency futures, options and forwards to gain or reduce exposure to foreign currencies, to shift exposure to foreign currency fluctuations from one country to another or to hedge against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers.

The Fund is also expected to be invested substantially in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future) on inflation-indexed bonds to gain exposure to the inflation-linked market. In addition to the strategies described above, the Fund typically uses derivatives and/or forward commitments as part of a strategy designed to reduce exposure to other risks.

The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

• Active Management Risk	• Interest Rate Risk
• Convertible Securities Risk	• Issuer Risk
• Credit Risk	• Leverage Risk
• Currency Risk	• Liquidity Risk
• Debt Securities Risk	• Market and Regulatory Risk
• Derivatives Risk	• Mortgage-Related and Other Asset-Backed Securities Risk
• Emerging Markets Risk	• Options Risk
• Foreign Markets Risk • Forwards and Futures Contracts Risk	• Price Volatility Risk • Swap Agreements Risk
• Inflation-Indexed Debt Securities Risk	• U.S. Government Securities Risk

PF Managed Bond Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments, including instruments with characteristics of debt instruments (such as derivatives).

This Fund is sub-advised by both PIMCO and Western Asset. PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA allocates the Fund’s assets between PIMCO and Western Asset and may change the allocation or rebalance at any time. The sub-advisers employ different approaches to managing fixed income strategies, as described below. Each sub-adviser has its own investment style and acts independently of the other.

Each sub-adviser may invest in derivatives based on debt securities and uses futures contracts, forwards, swaps and options (i.e., derivatives) to differing degrees. To the extent a sub-adviser uses derivatives, futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. For example, government futures contracts are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures contracts, such as eurodollar futures contracts, are used to adjust interest rate exposure (duration) to short-term interest rates. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets, to shift exposure to foreign currency fluctuations from one country to another and/or to hedge against foreign currency fluctuations with respect to investments in securities of foreign issuers. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates. Credit default swaps (“CDS”) are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Selling CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

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Total return is made up of coupon income plus any gains or losses in the value of the Fund’s securities.

PIMCO managed portion: The debt instruments in which this portion of the Fund principally invests are medium to high quality investment grade debt securities with varying terms to maturity (the period of time until final payment is due). Debt securities include those issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises; mortgage-related securities, including stripped mortgage-related securities, asset-backed securities; commercial paper and other money market instruments; and debt securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments based in emerging market countries; other debt securities including convertible securities, inflation-indexed debt securities, and structured notes such as hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and U.S. dollar-denominated obligations of international agencies or supranational entities. This portion of the Fund also may invest up to 20% of its assets in non-investment grade securities (high yield/high risk, sometimes called “junk bonds”) that are rated lower than Baa (although it may not invest in securities rated lower than B) by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by PIMCO (except that within the 20% limitation, PIMCO may invest in mortgage-related securities rated below B by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by PIMCO). This portion of the Fund, except as provided in the prior sentence, may invest only in securities rated Baa or better by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by PIMCO. The dollar-weighted average quality of all debt securities held by this portion of the Fund will be A or higher. In the event that a security purchased by PIMCO is downgraded to below a Baa or B rating, PIMCO may nonetheless retain the security.

This portion of the Fund may invest up to 30% of its assets in securities of foreign issuers that are denominated in foreign currencies, including up to 15% of its assets in securities of issuers based in countries with emerging market economies (whether U.S. or non-U.S. dollar-denominated). This portion of the Fund will normally limit its foreign currency exposure (from these non-U.S. dollar-denominated securities and currencies) to 20% of its assets; to maintain this 20% limit, PIMCO will hedge back any non-U.S. dollar-denominated investments exceeding this 20% limit into U.S. dollars by using foreign currency derivatives such as foreign currency futures, options and forwards. This portion of the Fund may invest beyond the above limits in U.S. dollar-denominated securities of non-emerging market foreign issuers.

Duration management is a fundamental part of PIMCO’s management strategy for its portion of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. When selecting securities for its portion of the Fund, PIMCO:

• Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. This portion of the Fund usually maintains a weighted average duration within approximately 2 years (plus or minus) of the Fund’s benchmark index duration, which was 5.95 years as of March 31, 2017.

• Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. PIMCO uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

• Chooses companies to invest in by carrying out a credit analysis of potential investments, which may include meetings or periodic contact with the company’s management.

PIMCO may also invest in derivatives based on debt securities and frequently uses futures contracts, forwards, swaps and option contracts (i.e., derivatives). In addition to the abovementioned derivatives, PIMCO may purchase and write put and call options on securities and CDS; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements, and purchase and sell options thereon. PIMCO may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on non-U.S. exchanges. PIMCO may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities, and mortgage TBA, which are purchased to gain exposure to the mortgage market.

PIMCO may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Western Asset managed portion: The debt instruments, including debt securities, in which this portion of the Fund invests include U.S. government and agency securities; corporate bonds and notes including zero coupon and payment-in-kind (“PIK”) securities; convertible securities; inflation-indexed securities; asset-backed and mortgage-backed securities such as stripped mortgage-backed securities and collateralized mortgage obligations; municipal securities; variable and floating rate debt securities; commercial paper and other short term investments; structured notes; loan participations and assignments; bank obligations; repurchase and reverse repurchase agreements.

This portion of the Fund may invest up to 25% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by Western Asset. However, Western Asset may continue to hold securities which have been downgraded which may cause this portion of the Fund to exceed that limit. This portion of the Fund may also invest up to 25% of its assets in securities issued by foreign companies, and obligations of foreign governments, agencies and supranational organizations, including those of emerging market countries. However, this portion of the Fund will not invest more than 20% of its assets in non-U.S. dollar denominated securities, including emerging markets. This portion of the Fund is limited to 20% of its assets in unhedged foreign currency exposure.

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Generally, Western Asset expects the weighted average duration for its portion of the Fund to be within a range of 2.5 to 7 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It is often used to measure the potential volatility of a bond’s price and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. The weighted average duration for this portion of the Fund may fall outside of its expected range due to market movements. If this occurs, Western Asset will take action to bring weighted average duration for its portion of the Fund back within the expected range within a reasonable period of time. In determining the target duration for its portion of the Fund, Western Asset considers domestic and international macroeconomic factors including the yield curve, inflation expectations, the general outlook for global interest rates, currencies, and monetary and fiscal policy.

Western Asset uses futures contracts, forwards, swaps and options (i.e., derivatives). Western Asset may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as mortgage TBA transactions, which are purchased to gain exposure to the mortgage market.

When selecting securities, Western Asset employs a team-oriented investment process which considers sector allocation, issue selection, duration exposure, term structure weighting and country/currency allocations. Western Asset then seeks sectors within the market which provide relative opportunities for outperformance. In selecting issuers, Western Asset uses a bottom-up process which seeks to find undervalued securities. Western Asset assesses relevant credit characteristics at the issuer and industry levels. In assessing these characteristics, Western Asset may consider earnings and cash flow projections and/or credit scenario analyses, and often meets with management of specific issuers.

Western Asset may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

• Active Management Risk	• Interest Rate Risk
• Convertible Securities Risk	• Issuer Risk
• Credit Risk	• Leverage Risk
• Currency Risk	• Liquidity Risk
• Debt Securities Risk	• Market and Regulatory Risk
• Derivatives Risk	• Mortgage-Related and Other Asset-Backed Securities Risk
• Emerging Markets Risk	• Options Risk
• Foreign Markets Risk	• Price Volatility Risk
• Forwards and Futures Contracts Risk	• Swap Agreements Risk
• High Yield or “Junk” Securities Risk	• U.S. Government Securities Risk
• Inflation-Indexed Debt Securities Risk

PF Short Duration Bond Fund

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt securities (including derivatives on such securities). Normally the Fund will focus on high quality, investment grade securities. Generally, the sub-adviser expects to track duration of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (plus or minus a half-year), which was 1.85 years as of March 31, 2017, although the securities held may have short, intermediate, and long terms to maturity (the period of time until final payment is due). In addition to making active sector allocation and security selection decisions, the sub-adviser also monitors Fund duration as part of its management of this Fund. The Fund’s weighted average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The sub-adviser intends to invest principally in U.S. government and agency securities, mortgage-related securities, asset-backed securities, corporate debt securities and derivatives thereof, money market instruments, and repurchase agreements collateralized by U.S. government securities. U.S. government securities include U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities. The Fund may invest up to 55% of its assets in investment grade corporate debt securities, including derivatives thereof. The Fund may invest up to 25% of its assets in foreign debt denominated in U.S. dollars (e.g., Yankee bonds).

Within this broad structure, investment decisions reflect the sub-adviser’s outlook for interest rates and the economy as well as the prices and yields of the various securities.

The sub-adviser uses futures contracts, forwards and swaps (i.e., derivatives). Government futures contracts are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures contracts, such as eurodollar futures

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contracts, are used to adjust interest rate exposure to short-term interest rates. Foreign currency futures contracts or forwards are sold to hedge against currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates.

The sub-adviser may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities and mortgage TBA (“to be announced”) transactions, which are purchased to gain exposure to the mortgage market.

The sub-adviser may sell holdings for a variety of reasons, such as to adjust the Fund’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

Principal Risks:

• Active Management Risk	• Leverage Risk
• Credit Risk	• Liquidity Risk
• Debt Securities Risk	• Market and Regulatory Risk
• Derivatives Risk	• Mortgage-Related and Other Asset-Backed Securities Risk
• Foreign Markets Risk	• Price Volatility Risk
• Forwards and Futures Contracts Risk	• Swap Agreements Risk
• Interest Rate Risk	• U.S. Government Securities Risk
• Issuer Risk

PF Emerging Markets Debt Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments that are economically tied to emerging market countries, which may be represented by instruments such as derivatives. These instruments may be issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers and may be denominated in any currency, including the local currency of the issuer. The sub-adviser considers emerging market countries to include any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities. A sovereign is considered to be an emerging market government. A quasi-sovereign is considered to be an entity fully guaranteed by a sovereign or more than 50% directly or indirectly owned by a sovereign.

The Fund may invest up to 25% of its net assets in issuers that are economically tied to any one emerging market country. The Fund may invest a relatively high percentage of its assets in securities of issuers in a small number of countries or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different non-U.S. countries. The Fund may also invest up to 35% of its net assets in instruments of corporate issuers. A corporate issuer is considered to be an entity which is not a sovereign or quasi-sovereign and is either domiciled in, or derives at least 50% of its revenues in or from, one or more emerging market countries. Also, if the Fund invests over 25% of its net assets in instruments denominated in a single currency other than the U.S. dollar or the euro, it will hedge into U.S. dollars or the euro the portion of the Fund’s exposure to the single currency that exceeds 25% of the Fund’s net assets.

The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of March 31, 2017 (as determined by a third party that is not affiliated with the Fund or its Investment Adviser) were: Brazil 11.9%, Mexico 7.9%, Venezuela 7.4%, Ecuador 4.8% and Russia 4.7%. In making this determination, the third party uses factors such as reporting currency, sales/revenue, and the location of management of each issuer. Although the country of risk may not be exclusive to one country for an issuer, as there may be other countries of risk to which an issuer is exposed, the third party source identifies only one country of risk per issuer, although the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where it is economically tied rather than where it is formed or incorporated.) For purposes of the Fund’s investments, the sub-adviser determines the country(ies) to which an issuer is economically tied (and thus subject to general country risk) based on one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer is considered by the sub-adviser to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances. Given the difference in criteria that may be used by the third party source and the sub-adviser to determine country of risk exposures, the Fund’s top five risk exposures by country listed above could be different if provided by the sub-adviser.

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Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The weighted average effective duration provides a measure of the Fund’s interest rate sensitivity and is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. The weighted average is the sum of the multiplication of each instrument’s duration by its exposure in the Fund. When selecting investments, the sub-adviser:

• Decides what duration to maintain. The Fund will normally maintain a weighted average duration of between 2 and 10 years.

• Decides how to allocate among short, intermediate and long duration issues and can use various types of instruments to manage the Fund’s duration.

The Fund may invest in debt instruments of any credit quality, and is expected to invest more than 10% of its assets in debt instruments that are non-investment grade (high yield/high risk, sometimes called “junk bonds”).

The sub-adviser may use forwards (such as deliverable and non-deliverable currency forwards), swaps (including but not limited to total return, credit default, interest rate and currency swaps) and futures contracts. Forwards, futures contracts and swaps may be purchased or sold to gain or increase exposure to various markets, to shift currency exposure from one country to another, for efficient portfolio management purposes and/or to hedge against market fluctuations. For example, currency forwards may be used to increase or decrease exposure to a foreign currency or to shift currency exposure from one country to another. These derivatives may also be used to attempt to reduce certain risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to particular assets as a substitute for direct investment in the assets.

The Fund may invest up to 25% of its assets in repurchase and reverse repurchase agreement transactions (not including overnight cash management transactions).

The sub-adviser uses a top-down asset allocation approach in selecting investments for the Fund. In determining the weighting of countries and regions that the sub-adviser believes has potential to outperform over time, the sub-adviser considers and evaluates global factors such as liquidity, currencies of the G3 (i.e., the world’s three leading economic blocs — the U.S., Japan and the European Union) and the general level of risk aversion. The sub-adviser also analyzes individual emerging countries and companies, including the effects of the global factors on ability and willingness to service debt and the local fiscal position, currency, interest rates and trade and other economic data. Currency and interest rate exposures within and among individual countries are explicitly evaluated and fundamentals such as growth prospects, balance of payments dynamics, creditworthiness, potential effect of commodity price movements, local politics, and local and external investor sentiment are analyzed. The sub-adviser will also evaluate individual investments based upon factors such as liquidity, market positioning, yield curve and duration.

The sub-adviser may sell a holding at its sole discretion including for example when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

• Active Management Risk	• High Yield/High Risk or “Junk” Securities Risk

• Borrowing Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Currency Risk	• Leverage Risk
• Debt Securities Risk	• Liquidity Risk
• Derivatives Risk	• Market and Regulatory Risk
• Emerging Markets Risk	• Price Volatility Risk
• Foreign Markets Risk	• Reverse Repurchase Agreements Risk

• Forwards and Futures Contracts Risk	• Swap Agreements Risk
• Geographic Focus Risk

PF Comstock Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stock. The sub-adviser focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing, seeking well-established, undervalued companies, which may be medium or large-sized companies.

The Fund may invest up to 25% of its assets in securities of foreign issuers, including ADRs, EDRs, GDRs and those in emerging market countries.

The sub-adviser may use foreign currency forwards, which are sold to hedge against currency fluctuations.

Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The sub-adviser will consider selling a security if it meets one or more of the following criteria: (1) the target price of the investment has been realized

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and the sub-adviser no longer considers the company undervalued, (2) a better value opportunity is identified by the sub-adviser, or (3) the sub-adviser believes that there will be no long-term improvement in a company’s valuation.

Principal Risks:

• Active Management Risk	• Large-Capitalization Companies Risk
• Currency Risk	• Leverage Risk
• Derivatives Risk	• Market and Regulatory Risk
• Emerging Markets Risk	• Mid-Capitalization Companies Risk
• Equity Securities Risk	• Price Volatility Risk
• Foreign Markets Risk	• Sector Risk

• Forward Commitments Risk	• Value Companies Risk

• Issuer Risk

PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization within the range of the Fund’s current benchmark index, the Russell 2000 Growth Index. As of March 31, 2017, the market capitalization range of the Russell 2000 Growth Index was approximately $75.8 million to $13.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $3.5 billion.

The Fund may invest in equity securities of foreign companies, including emerging market companies, provided they are traded on U.S. exchanges or are denominated in U.S. dollars.

The Fund invests primarily in common stocks that the sub-adviser believes to be of companies demonstrating above-average, long-term growth potential. The sub-adviser seeks to identify companies that it believes are strongly positioned in the “developing growth” phase, which the sub-adviser defines as the period of swift development after a company’s startup phase when growth occurs at a rate generally not equaled by established companies in their mature years. The sub-adviser may sell a holding when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Emerging Markets Risk	• Liquidity Risk
• Equity Securities Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Price Volatility Risk
• Growth Companies Risk	• Small-Capitalization Companies Risk

PF Growth Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

This Fund normally invests primarily in common stocks. The sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (also called growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. The sub-adviser primarily invests in companies with large capitalizations and may also invest in mid-capitalization companies.

The Fund may invest up to 25% of its assets in foreign securities.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks:

• Active Management Risk	• Large-Capitalization Companies Risk
• Currency Risk	• Liquidity Risk
• Equity Securities Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Mid-Capitalization Companies Risk

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• Growth Companies Risk	• Price Volatility Risk
• Issuer Risk

PF Large-Cap Growth Fund

Investment Goal

This Fund seeks long-term growth of capital; current income is of secondary importance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of large-capitalization companies. The Fund primarily invests in large-capitalization stocks of U.S. companies that the sub-adviser believes can sustain above average returns on invested capital at a higher level and over a longer period of time than reflected in current market prices. The sub-adviser considers a company to be a large-capitalization company if it is within the range of the Fund’s current benchmark index, the Russell 1000 Growth Index, which measures the performance of the large-capitalization growth segment of the U.S. equity universe. As of March 31, 2017, the market capitalization range of the Russell 1000 Growth Index was approximately $98.4 million to $786.9 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $200.2 billion.

The Fund may also invest up to 20% of its assets in foreign securities of any capitalization size, including in emerging market countries.

In selecting securities, the sub-adviser seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To seek to achieve this goal, the sub-adviser will consider a company’s earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum. The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions.

Principal Risks:

• Active Management Risk	• Large-Capitalization Companies Risk
• Currency Risk	• Liquidity Risk
• Emerging Markets Risk	• Market and Regulatory Risk

• Equity Securities Risk	• Mid-Capitalization Companies Risk
• Foreign Markets Risk	• Price Volatility Risk
• Growth Companies Risk	• Sector Risk
• Issuer Risk	• Small-Capitalization Companies Risk

PF Large-Cap Value Fund

Investment Goal

This Fund seeks long-term growth of capital; current income is of secondary importance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks of large companies. The sub-adviser considers a company to be a large company if it is within the range of the Fund’s current benchmark index, the Russell 1000 Value Index, which measures the performance of the large-capitalization value segment of the U.S. equity universe. As of March 31, 2017, the market capitalization range of the Russell 1000 Value Index was approximately $2.4 billion to $786.9 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $113.6 billion. The Fund may also invest up to 20% of its assets in foreign securities, including issuers in emerging market countries.

The sub-adviser looks for companies it believes are undervalued. Undervalued companies may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because the sub-adviser believes their prices do not reflect the true value of the company. The sub-adviser employs fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position.

In selecting individual companies for investment, the sub-adviser looks for:

• share prices that appear to be temporarily oversold or do not reflect positive company developments.

• companies that appear to be undervalued, particularly if all the parts of the company were valued separately and added together.

• special situations including corporate events, changes in management, regulatory changes or turnaround situations.

• company-specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The sub-adviser will consider selling a portfolio security (i) to reduce or eliminate holdings that exceed position size limits; (ii) when it believes the security is approaching a full valuation or is not meeting fundamental expectations; or, (iii) to pursue more attractive opportunities.

Principal Risks:

• Active Management Risk	• Large-Capitalization Companies Risk
• Currency Risk	• Market and Regulatory Risk

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• Emerging Markets Risk	• Price Volatility Risk
• Equity Securities Risk	• Sector Risk

• Foreign Markets Risk	• Value Companies Risk

• Issuer Risk

PF Main Street® Core Fund

Investment Goal

This Fund seeks long-term growth of capital and income.

Principal Investment Strategies

This Fund principally invests in common stocks of U.S. companies with large market capitalizations. The sub-adviser generally considers a company to be a large-capitalization company if the company has a market capitalization range within the Russell 1000 Index. As of March 31, 2017, the market capitalization range of the Russell 1000 Index was approximately $98.4 million to $786.9 billion. The Fund may also invest in mid-capitalization companies.

The sub-adviser uses fundamental research and quantitative models to select securities for the Fund, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

• a fundamental approach in analyzing issuers on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management. The sub-adviser may also consider an industry’s outlook, market trends and general economic conditions.

• quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

Portfolio Construction – the Fund is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.

The sub-adviser seeks to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size.

The sub-adviser will consider selling securities when:

• the stock price is approaching a target price set by the sub-adviser;

• the company’s competitive position deteriorates;

• the sub-adviser is not confident about the company’s management or decisions; or

• the sub-adviser has identified alternative investment opportunities it believes are more attractive.

Principal Risks

• Active Management Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Mid-Capitalization Companies Risk
• Growth Companies Risk	• Price Volatility Risk
• Issuer Risk	• Value Companies Risk
• Large-Capitalization Companies Risk

PF Mid-Cap Equity Fund

Investment Goal

This Fund seeks capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of companies with medium market capitalizations. The sub-adviser generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Index. As of March 31, 2017, the market capitalization range of the Russell Midcap Index was approximately $98.4 million to $58.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $13.4 billion.

The Fund will invest primarily in securities of U.S. companies, but may invest up to 20% of its assets in securities of foreign companies, including through American Depositary Receipts (“ADRs”).

The sub-adviser seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the sub-adviser considers fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

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Principal Risks

• Active Management Risk	• Issuer Risk
• Currency Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Mid-Capitalization Companies Risk
• Foreign Markets Risk	• Price Volatility Risk
• Growth Companies Risk	• Value Companies Risk

PF Mid-Cap Growth Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with medium market capitalizations. The sub-adviser generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Growth Index. As of March 31, 2017, the market capitalization range of the Russell Midcap Growth Index was approximately $4.3 billion to $58.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $12.0 billion. The Fund invests primarily in “growth” stocks. The Fund’s holdings tend to be allocated across a spectrum of medium market capitalization growth companies comprised of three major categories: greenfield growth (companies that possess innovative products or services that the sub-adviser believes have the potential to turn into solid growth companies over the longer term); stable growth (companies that the sub-adviser believes are well-managed, have durable business models and are producing moderate and reliable earnings growth but that are not the fastest growth companies in the marketplace); and unrecognized growth (companies, in the sub-adviser’s view, whose future growth prospects are either distrusted or misunderstood, or whose growth has slowed from historical levels but still have the potential to deliver or reassert growth).

In selecting securities for the Fund, the sub-adviser primarily emphasizes a bottom-up approach and focuses on companies it believes have the potential for strong growth and increasing profitability, attractive valuations and sound capital structures. The sub-adviser also focuses on companies that it determines have a leading market position, active involvement of its founders, perceived management strength, anticipated high gross margin and return on equity with low debt. The sub-adviser’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. Generally, in determining whether to sell a security, the sub-adviser considers many factors, including what it believes to be excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. The sub-adviser also may sell a security to reduce the Fund’s holding in that security, to take advantage of those opportunities that it believes are more attractive or to raise cash.

Principal Risks:

• Active Management Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Mid-Capitalization Companies Risk
• Growth Companies Risk	• Price Volatility Risk

• Issuer Risk	• Sector Risk

PF Mid-Cap Value Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of mid-capitalization companies. The sub-adviser generally considers a company to be a mid-capitalization company if it falls within the market capitalization range of companies in the Russell Midcap Value Index. As of March 31, 2017, the market capitalization range of the Russell Midcap Value Index was approximately $2.4 billion to $39.7 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $15.7 billion.

Under normal market conditions, the Fund invests primarily in common stock of U.S. companies that the sub-adviser identifies as having value characteristics. The Fund may also invest up to 15% of its assets in equity securities of foreign issuers that are U.S. dollar denominated, including American Depositary Receipts (“ADRs”). The Fund may purchase securities offered in equity initial public offerings (“IPOs”).

In selecting investments for the Fund, the sub-adviser examines various factors in determining the value characteristics of an issuer, including price-to-book-value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity, earnings growth and cash flow. The sub-adviser also selects securities for the Fund based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

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Principal Risks:

• Active Management Risk	• Market and Regulatory Risk
• Equity Initial Public Offering (“IPO”) Risk	• Mid-Capitalization Companies Risk
• Equity Securities Risk	• Price Volatility Risk

• Foreign Markets Risk	• Sector Risk
• Issuer Risk	• Value Companies Risk

PF Small-Cap Value Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers small-capitalization companies to be those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $4 billion or the market capitalization of the largest company in the Russell 2000 Value Index. As of March 31, 2017, the market capitalization range of the Russell 2000 Value Index was approximately $224.0 million to $13.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $2.6 billion. The sub-adviser may invest up to 25% of the Fund’s assets in securities of foreign issuers, including issuers in emerging market countries and ADRs.

The sub-adviser seeks to identify companies that are undervalued versus their long-term earnings potential in selecting investments for the Fund. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The sub-adviser considers selling a holding when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-longer term earnings ratio, a higher dividend yield or other favorable qualitative metrics.

Principal Risks:

• Active Management Risk	• Liquidity Risk
• Currency Risk	• Market and Regulatory Risk
• Emerging Markets Risk	• Price Volatility Risk

• Equity Securities Risk	• Sector Risk
• Foreign Markets Risk	• Small-Capitalization Companies Risk
• Issuer Risk	• Value Companies Risk

PF Emerging Markets Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities (including ADRs) of companies whose principal activities are conducted in countries that are generally regarded as emerging market countries. This also includes companies that the sub-adviser determines to be economically tied to an emerging market country. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. The sub-adviser may consider countries to be emerging market countries if they are included in any one of the Morgan Stanley Capital Index emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. Under normal market conditions, the sub-adviser expects to invest in securities of issuers in at least three emerging market countries. The Fund principally invests in common stock and other equity securities. The Fund may invest in different capitalization ranges in any emerging market country.

The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different non-U.S. countries. The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of March 31, 2017 (as determined by a third party that is not affiliated with the Fund or its Investment Adviser) were: China 22%, India 15%, Russia 9.1%, Brazil 7.1% and Hong Kong 5.5%. In making this determination, the third party uses factors such as reporting currency, sales/revenue, and the location of management of each issuer. Although the country of risk may not be exclusive to one country for an issuer, as there may be other countries of risk to which an issuer is exposed, the third party source identifies only one country of risk per issuer, although the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where it is economically tied rather than where it is formed or incorporated.) For purposes of the Fund’s investments, the sub-adviser determines the country(ies) to which an issuer is economically tied (and thus subject to general country risk) based on one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is

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representative of that country. In the event that an issuer may be considered to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer in its discretion based on an assessment of the relevant facts and circumstances. Given the difference in criteria that may be used by the third party source and the sub-adviser to determine country of risk exposures, the Fund’s top five risk exposures by country listed above could be different if provided by the sub-adviser.

In selecting securities, the sub-adviser looks primarily for foreign companies in emerging markets with high growth potential. The sub-adviser uses fundamental analysis of a company’s financial statements, management structure, operations, product development and competitive position in its industry, and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the Fund, the sub-adviser currently searches for companies:

• with different capitalization ranges with strong market positions and the ability to take advantage of barriers to competition in their industry, such as high start-up costs;

• with management that has a proven record;

• entering into a growth cycle (new or established companies);

• with the potential to withstand high market volatility;

• with strong earnings growth whose stock is selling at a reasonable price; and/or

• that possess reasonable valuations.

In applying these and other selection criteria, the sub-adviser considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from four main global trends: development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. This strategy may change over time.

The Fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the sub-adviser believes they have growth potential. The Fund may try to take advantage of short-term market movements or events affecting particular issuers or industries. At times, the Fund might increase the relative emphasis of its investments in a particular industry or group of industries or in a particular region of the world.

The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Currency Risk	• Large-Capitalization Companies Risk
• Emerging Markets Risk	• Liquidity Risk
• Equity Securities Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Mid-Capitalization Companies Risk
• Geographic Focus Risk	• Price Volatility Risk
• Growth Companies Risk	• Small-Capitalization Companies Risk

PF International Large-Cap Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of large-capitalization companies. The sub-adviser considers a company to have a large market capitalization if it is within the range of the Fund’s current benchmark index, the MSCI EAFE Index (Net). As of March 31, 2017, the market capitalization range of the MSCI EAFE Index (Net) was approximately $1.2 billion to $238.9 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $65.4 billion.

The Fund invests primarily in common stocks and depositary receipts of foreign issuers, including up to 25% in emerging market countries.

The Fund may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different non-U.S. countries. The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of March 31, 2017 (as determined by a third party that is not affiliated with the Fund or its Investment Adviser) were: United Kingdom 15.1%, France 14.1%, Switzerland 13.1%, Japan 13.0% and Germany 10.9%. In making this determination, the third party uses factors such as reporting currency, sales/revenue, and the location of management of each issuer. Although the country of risk may not be exclusive to one country for an issuer, as there may be other countries of risk to which an issuer is exposed, the third party source identifies only one country of risk per issuer, although the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where it is economically tied rather than where it is formed or incorporated.) For purposes of the Fund’s investments, the sub-adviser determines the country(ies) to which an issuer is economically tied (and thus subject to general country risk) based on one or more of the following criteria: (i) the issuer is organized under the laws of, and maintains a principal office in, that country, (ii) the issuer has its principal securities trading market in that country, (iii) the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in that country, (iv) the issuer has at least 50% of its assets in that country, (v) the issuer is included in an index that is representative of that country, or (vi) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities. In the event that an issuer is considered by the sub-adviser to be economically tied to more than one

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country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances. Given the difference in criteria that may be used by the third party source and the sub-adviser to determine country of risk exposures, the Fund’s top five risk exposures by country listed above could be different if provided by the sub-adviser.

The sub-adviser is not limited to any particular investment style. The sub-adviser may invest the Fund’s assets in the stocks of companies that it believes have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Currency Risk	• Large-Capitalization Companies Risk
• Emerging Markets Risk	• Liquidity Risk
• Equity Securities Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Price Volatility Risk

• Geographic Focus Risk	• Sector Risk
• Growth Companies Risk	• Value Companies Risk

PF International Small-Cap Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with small market capitalizations. The Fund invests principally in common stock or preferred stock of foreign issuers and U.S.-registered equity securities of foreign issuers. Generally, these issuers are located in developed, foreign countries. The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization in the range of approximately $50 million to $2 billion or in the range represented by the S&P Developed Ex-U.S. Small-Cap Index. As of March 31, 2017, the S&P Developed Ex-U.S. SmallCap Index capitalization range was approximately $18.8 million to $14.4 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $2.4 billion. Under normal conditions, the Fund invests in excess of 200 companies and generally expects to invest a significant amount of its assets in about the same number of non-U.S. countries as its benchmark index (which is comprised of developed countries outside the U.S.).

The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different non-U.S. countries. The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of March 31, 2017 (as determined by a third party that is not affiliated with the Fund or its Investment Adviser) were: Japan 23.4%, United Kingdom 11.7%, Switzerland 10.9%, Canada 9.1% and Germany 6.9%. In making this determination, the third party uses factors such as reporting currency, sales/revenue, and the location of management of each issuer. Although the country of risk may not be exclusive to one country for an issuer, as there may be other countries of risk to which an issuer is exposed, the third party source identifies only one country of risk per issuer, although the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where it is economically tied rather than where it is formed or incorporated.) For purposes of the Fund’s investments, the sub-adviser determines the country(ies) to which an issuer is economically tied (and thus subject to general country risk) based on one or more of the following criteria: (i) is organized under the law of, and maintains a principal office in, that country, (ii) has its principal securities trading market in that country, (iii) is included in an index that is representative of that country, (iv) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in that country, or (v) has at least 50% of its assets in that country. In the event that an issuer is considered by the sub-adviser to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances. While these criteria are intended to identify the country(ies) to which an issuer is economically tied at any given time, this process relies on the sub-adviser’s judgment to interpret certain criteria and on facts and circumstances that may change. Given the difference in criteria that may be used by the third party source and the sub-adviser to

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determine country of risk exposures, the Fund’s top five risk exposures by country listed above could be different if provided by the sub-adviser.

In selecting securities, the sub-adviser uses a bottom-up, quantitative strategy based on fundamental principles to invest in opportunities often omitted from the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (Net) mandates. This strategy is based in part on earnings growth, value, cash flow, expectations and technical measures. The strategy is customized by sector/region. Region allocation is determined using a proprietary model that ranks each region’s investment outlook based on bottom-up stock analysis. Regions ranked the highest may be targeted for overweighted exposure versus the S&P Developed Ex-U.S. SmallCap Index, while those ranked the lowest may be targeted as underweights. Region exposures are generally targeted within plus or minus 5% of the weights in that index.

The sub-adviser uses a disciplined process to rank stocks and may sell a holding when its ranking has deteriorated relative to other securities in the investment universe.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Currency Risk	• Leverage Risk
• Derivatives Risk	• Liquidity Risk
• Equity Securities Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Model and Data Risk
• Forward Commitments Risk	• Price Volatility Risk
• Geographic Focus Risk	• Small-Capitalization Companies Risk

PF International Value Fund

Investment Goal

This Fund seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Principal Investment Strategies

This Fund invests primarily in a diversified portfolio of equity securities of large non-U.S. companies that the sub-adviser believes to be undervalued. The sub-adviser uses a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that it believes are undervalued by the market. The market capitalizations of the portfolio holdings are generally those in the range of companies represented in the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (Net). As of March 31, 2017, the market capitalization range of the MSCI EAFE Index (Net) was approximately $1.2 billion to $238.9 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $47.1 billion. The Fund may also invest in mid-capitalization companies. Equity securities in which the Fund principally invests are common stocks. The Fund may invest in ADRs.

The Fund may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different non-U.S. countries. The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of March 31, 2017 (as determined by a third party that is not affiliated with the Fund or its Investment Adviser) were: Japan 23.4%, France 15.3%, United Kingdom 10.6%, Germany 8.3% and Netherlands 7.4%. In making this determination, the third party uses factors such as reporting currency, sales/revenue, and the location of management of each issuer. Although the country of risk may not be exclusive to one country for an issuer, as there may be other countries of risk to which an issuer is exposed, the third party source identifies only one country of risk per issuer, although the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where it is economically tied rather than where it is formed or incorporated.) For purposes of the Fund’s investments, the sub-adviser determines the country(ies) to which an issuer is economically tied (and thus subject to general country risk) based on one or more of the following criteria: (i) is organized under the law of, and maintains a principal office in, that country, (ii) has its principal securities trading market in that country, (iii) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in that country, or (iv) has at least 50% of its assets in that country. In the event that an issuer is considered by the sub-adviser to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances. Given the difference in criteria that may be used by the third party source and the sub-adviser to determine country of risk exposures, the Fund’s top five risk exposures by country listed above could be different if provided by the sub-adviser.

The Fund may invest up to 20% of its assets in issuers that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

In selecting investments for the Fund, the sub-adviser uses its fundamental research to identify companies whose long-term earnings power it believes is not reflected in the current market price of their securities. In addition to employing fundamental research to identify portfolio securities, the sub-adviser manages the Fund’s currency exposures. The sub-adviser may use currency forwards to gain or increase exposure to various currency markets, including for the purpose of managing the Fund’s currency exposures relative to its benchmark’s currency exposures.

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Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The sub-adviser may sell a holding when it appreciates to a stated target, when there has been a change in the long-term investment outlook, or when other opportunities appear more attractive.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Currency Risk	• Large-Capitalization Companies Risk
• Derivatives Risk	• Leverage Risk
• Emerging Markets Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Mid-Capitalization Companies Risk
• Foreign Markets Risk	• Price Volatility Risk

• Forward Commitments Risk	• Sector Risk
• Geographic Focus Risk	• Value Companies Risk

PF Real Estate Fund

Investment Goal

This Fund seeks current income and long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies operating in the real estate and related industries. The Fund invests primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”). REITs and REOCs invest primarily in properties that produce income and in real estate interest or loans. The Fund focuses on REITs, as well as REOCs, that invest in a variety of property types and regions. The Fund normally will invest more than 25% of its assets in securities of companies in real estate and related industries. The Fund may invest in small-, mid- and large-capitalization companies.

A company is considered to be in the U.S. real estate industry if it meets the following tests: (1) a company is considered to be from the United States (i) if its securities are traded on a recognized stock exchange in the United States, (ii) if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States or (iii) if it is organized or has a principal office in the United States; and (2) a company is considered to be in the real estate or related industries if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

The sub-adviser uses a combination of “top-down” and “bottom-up” investment processes. The “top-down” portion seeks diversified exposure to all major asset classes in the real estate and related industries, with an overweighting to property markets that offer the best relative valuation. The sub-adviser’s proprietary models drive the “bottom-up” value-driven approach for stock selection. The “bottom-up” research process strongly influences the sub-adviser’s perspective on which property markets it believes provide better relative value and growth prospects and, consequently, affects its decision to overweight or underweight a given property market.

The sub-adviser may sell a portfolio holding if the holding’s share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Principal Risks:

• Active Management Risk	• Mid-Capitalization Companies Risk
• Equity Securities Risk	• Non-Diversification Risk
• Industry Concentration Risk	• Price Volatility Risk
• Issuer Risk	• Real Estate Companies Risk
• Large-Capitalization Companies Risk	• Small-Capitalization Companies Risk
• Liquidity Risk	• Value Companies Risk
• Market and Regulatory Risk

PF Currency Strategies Fund

Investment Goal

This Fund seeks to provide total return.

Principal Investment Strategies

“Currency Strategies” in the Fund’s name refers to the Fund’s strategy to provide exposures to global currencies, which may include the U.S. dollar and currencies of other developed countries and emerging market countries, to seek to provide total return based on each sub-adviser’s outlook for such currencies. Under normal market conditions, the Fund principally invests in derivatives and high quality debt securities to establish exposures to global currencies. The Fund may have significant investment exposure to a single currency, a small number of

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currencies, or currencies in a particular geographic region. Typically, a portion of the Fund’s assets will be invested in emerging market currencies.

PLFA, the investment adviser for the Fund, allocates the Fund’s assets between two sub-advisers: UBS Asset Management (Americas) Inc. (“UBS”) and Macro Currency Group (“MCG”). Each sub-adviser has its own investment style and manages its portion of the Fund independently from the other sub-adviser. PLFA may change the allocation between the sub-advisers at any time, in its judgment, to help seek to achieve the Fund’s investment goal.

The performance of the Fund is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods. However, the actual performance of the Fund may be correlated with those traditional investments over short- or long-term periods. The Fund is generally intended to complement a balanced portfolio of traditional equity and debt investments as a means of seeking diversification and is not intended to be a complete investment program.

Each sub-adviser employs a different approach to managing global currency strategies. Each sub-adviser seeks to gain positive (or long) exposure to currencies that it believes are undervalued and negative (or short) exposure to currencies that it believes are overvalued, and will primarily use non-deliverable forward foreign currency contracts (“NDFs”) and currency options, each a type of derivative, to obtain these exposures, as well as hold foreign currencies in the Fund. NDFs and currency options may also be used to hedge against currency fluctuations by offsetting or reducing exposure to a particular currency.

The Fund typically experiences gains when currencies in which the Fund has long positions (or positive exposure) appreciate relative to the currencies in which the Fund has short positions (or negative exposure). The Fund typically incurs a loss when currencies in which it has short positions appreciate relative to the currencies in which the Fund has long positions.

Each sub-adviser uses derivatives in a way that has a leveraging effect on the Fund. This means that the derivative positions may expose the Fund to potential gain or loss in an amount that exceeds the amount invested to establish or maintain the derivative contract, often by several times the value of the Fund’s assets. Because the Fund’s use of leverage may be significant, the Fund may be more volatile than many other funds.

With respect to the portion of the Fund invested in debt securities, the Fund may invest in cash deposits and short-term high quality U.S. and non-U.S. government debt securities for short-term investment, cash management purposes and to maintain asset coverage requirements for the Fund’s derivative positions.

UBS managed portion: When analyzing a potential investment opportunity and the desired amount of exposure, UBS considers the economic and investment outlook for the opportunity and the degree of risk the Fund may assume relative to the potential return on such investment in order to maximize the risk-adjusted return for UBS’ portion of the Fund. UBS may also consider quantitative factors to decide whether to increase or decrease currency exposures.

MCG managed portion: MCG identifies investment opportunities through the application of both quantitative and qualitative approaches. MCG manages a part of its portion of the Fund under a quantitative approach that is used for its longer term “systematic” strategy. MCG uses this systematic strategy to seek to capture longer-term fundamental shifts in currency movements (typically a twelve month horizon). MCG may purchase currency options to hedge against changes in currency values for this part of the portfolio’s currency exposure. MCG manages the other part of its portion of the Fund under a qualitative approach that is used for its shorter-term “discretionary” investment strategy. MCG uses this discretionary strategy to seek to identify and take advantage of macroeconomic themes that influence exchange rates within a shorter time horizon than the systematic strategy (typically a two week to six month horizon). Given the different time horizons, MCG anticipates potentially more trading activity for assets managed under the discretionary strategy than the systematic strategy. Both quantitative and qualitative approaches focus on identifying different factors that materially affect currency movements. MCG’s aim in using both strategies is to diversify the return stream generated by its currency investments while seeking to manage risk. MCG also applies a liquidity screen to all positions, favoring more liquid currency positions than those that are less liquid, in seeking to attain a high degree of liquidity within MCG’s portion of the Fund.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Correlation Risk	• Leverage Risk
• Credit Risk	• Liquidity Risk
• Currency Risk	• Market and Regulatory Risk
• Debt Securities Risk	• Non-Diversification Risk
• Derivatives Risk	• Options Risk
• Emerging Markets Risk	• Price Volatility Risk
• Foreign Markets Risk	• Short Exposure Risk
• Forward Commitments Risk	• U.S. Government Securities Risk
• Interest Rate Risk

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PF Equity Long/Short Fund

Investment Goal

This Fund seeks capital appreciation.

Principal Investment Strategies

This Fund seeks to provide higher risk-adjusted returns with lower volatility than global equity markets, although it is expected to have moderate to high correlation with the performance of those markets. The Fund seeks to generate returns from three sources: 1) long and short equity positions; 2) overall exposure to equity markets; and 3) the active increase and decrease of the Fund’s net exposure to equity markets.

Under normal circumstances, this Fund invests at least 80% of its assets in equity and equity related instruments. Equity instruments include common stock, preferred stock, and depositary receipts. Equity related instruments are investments that provide exposure to the performance of equity instruments, including futures contracts and swaps such as equity swaps (both single name and index swaps) and equity index futures.

In managing the Fund, the sub-adviser takes long positions in those instruments that, based on proprietary quantitative models, the sub-adviser forecasts to be undervalued and likely to increase in price, and takes short positions in those instruments that the sub-adviser forecasts to be overvalued and likely to decrease in price. Simultaneously engaging in long investing and short selling is designed to reduce the Fund’s net exposure to the general global equity markets compared to a fund invested long only in those markets.

The Fund may use equity related instruments and foreign currency forwards as substitutes for investing in equity securities or currencies and to increase its economic exposure to a particular security, index or currency. At times, the Fund may gain all equity and currency exposure through the use of equity related instruments and foreign currency forwards, and may invest in such instruments without limitation.

The sub-adviser uses derivatives in a way that has a leveraging effect on the Fund. (This means that the derivative positions may expose the Fund to potential gain or loss in an amount that exceeds the amount invested to establish or maintain the derivative contract, often by several times the value of the Fund’s assets.) The Fund’s use of leverage may result in greater price volatility for the Fund than if leverage had not been used. Because the Fund’s use of leverage may be significant, the Fund may be more volatile than many other funds.

The Fund may invest in or have exposure to large- and mid-capitalization companies. The Fund will generally invest in instruments of companies located in global developed markets, including the United States. The sub-adviser considers global developed markets to be those countries included in the MSCI World Index (Net). The Fund intends to invest across different countries and geographic regions, but may invest in any one country or geographic region without limit.

The sub-adviser uses the following set of economic indicators to select long and short investments for the Fund based on the sub-adviser’s global security selection and asset allocation models:

• Value indicators identify investments that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value indicators include using price-to-earnings and price-to-book ratios for choosing individual equities.

• Momentum indicators identify investments with strong recent performance.

• Quality indicators identify companies in good business health, including those with strong profitability and stable earnings.

In addition to these three main indicators, the sub-adviser may use a number of quantitative factors based on its proprietary research. The sub-adviser may add or modify the economic indicators employed in selecting investments from time to time.

In the aggregate, the Fund expects to have net long exposure to the equity markets, which the sub-adviser may adjust over time. When the sub-adviser determines that equity market conditions are unfavorable, it may reduce the Fund’s long equity market exposure. Similarly, when the sub-adviser determines that market conditions are favorable, it may increase the Fund’s long equity market exposure.

The Fund is not designed to be market-neutral. The sub-adviser will seek to manage the Fund’s sensitivity to broad global market movements through the use of equity swaps, equity index futures and foreign currency forwards. The sub-adviser, on average, intends to target a portfolio beta (a measure of the Fund’s sensitivity to broad global market movements) of 0.5. The sub-adviser expects that the Fund’s target beta will typically range from 0.3 to 0.7, which indicates a moderate to high sensitivity to broad global market movements.

The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures contracts.

A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market funds. These cash or cash equivalent holdings serve as collateral for the Fund’s derivative positions and may earn some income for the Fund.

Principal Risks:

• Active Management Risk	• Leverage Risk
• Currency Risk	• Market and Regulatory Risk
• Derivatives Risk	• Mid-Capitalization Companies Risk
• Equity Securities Risk	• Model and Data Risk
• Foreign Markets Risk	• Momentum Style Risk
• Forwards and Futures Contracts Risk	• Price Volatility Risk
• Geographic Focus Risk	• Short Exposure Risk

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• Investment in Money Market Funds Risk	• Swap Agreements Risk
• Issuer Risk	• U.S. Government Securities Risk
• Large-Capitalization Companies Risk	• Value Companies Risk

PF Global Absolute Return Fund

Investment Goal

This Fund seeks to provide total return.

Principal Investment Strategies

This Fund invests globally in multiple asset classes including sovereign debt, foreign currencies, and interest rates, among others, and it takes both long and short positions and seeks to generate returns through their appreciation (in the case of long investments) or depreciation (in the case of short investments) in value. For example, if the sub-adviser views a country’s growth prospects favorably, it will seek to identify long investment opportunities in that country for the Fund. Conversely, if the sub-adviser has a negative view of a country’s growth prospects, it may seek to identify short investment opportunities in that country for the Fund. The Fund may also enter into short positions to seek to hedge risks associated with the Fund’s long investment exposures. The Fund invests in securities, derivatives and other instruments to establish long and short investment exposures based on the sub-adviser’s view of the investment opportunities in a country. The Fund’s primary long and short investment exposures are government (“sovereign”) exposures, including sovereign debt, currencies, and investments relating to interest rates. The Fund may also invest in corporate debt of both foreign and domestic issuers, including banks. The Fund normally invests in multiple countries and is expected to have significant exposure to foreign currencies. However, the Fund may invest a significant portion of its assets in a single country, a small number of countries, or a particular geographic region, and typically a portion of the Fund’s assets will be invested in emerging market countries. The Fund normally invests at least 40% of its net assets in foreign investments which, in addition to the non-U.S. sovereign exposures described above, includes investments in securities issued by companies whose principal business activities are outside the United States.

The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different non-U.S. countries. The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of March 31, 2017 (as determined by a third party that is not affiliated with the Fund or its Investment Adviser) were: United States 25.7%, Serbia 8.6%, Sri Lanka 7.9%, Cyprus 6.6% and Macedonia 5.2%. In making this determination, the third party uses factors such as reporting currency, sales/revenue, and the location of management of each issuer. Although the country of risk may not be exclusive to one country for an issuer, as there may be other countries of risk to which an issuer is exposed, the third party source identifies only one country of risk per issuer, although the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where it is economically tied rather than where it is formed or incorporated.) For purposes of the Fund’s investments, the sub-adviser determines the country(ies) to which an issuer is economically tied (and thus subject to general country risk) based on one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer is considered by the sub-adviser to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances. Given the difference in criteria that may be used by the third party source and the sub-adviser to determine country of risk exposures, the Fund’s top five risk exposures by country listed above could be different if provided by the sub-adviser.

The Fund employs an absolute return investment approach, which seeks to achieve positive returns over a complete market cycle rather than being managed relative to an index. However, the Fund may experience negative returns over both shorter and longer-term time horizons.

The performance of the Fund is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods. However, the actual performance of the Fund may be correlated with those traditional investments over short- or long-term periods. The Fund is generally intended to complement a balanced portfolio of traditional equity and debt investments as a means of seeking diversification and is not intended to be a complete investment program.

The Fund may invest in debt securities of any credit quality, including securities that are non-investment grade (high yield/high risk, sometimes called “junk bonds”), and a wide variety of derivative instruments, including (but not limited to): forward foreign currency contracts; futures contracts on securities, indices, currencies, and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps. The sub-adviser generally will make extensive use of derivatives to: enhance total return, which is defined as income plus capital appreciation; to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates; to shift currency exposure from one country to another; to change the effective duration of the Fund; to manage certain investment risks; and as a substitute for direct investment in any security or instrument in which the Fund may invest.

The sub-adviser uses derivatives in a way that has a leveraging effect on the Fund. This means that the derivative positions may expose the Fund to potential gain or loss in an amount that exceeds the amount invested to establish or maintain the derivative contract, often by several

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times the value of the Fund’s assets. Because the Fund’s use of leverage may be significant, the Fund may be more volatile than many other funds.

Duration management is part of the investment strategy for this Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to changes in interest rates. The shorter a fund’s duration, the less sensitive it is to changes in interest rates. The Fund may also engage in repurchase agreements and short sales.

The sub-adviser utilizes top-down economic and political analysis to identify potential investments for the Fund throughout the world, including in both developed and emerging markets. The sub-adviser seeks to identify countries and currencies it believes have potential to outperform investments in other countries and currencies through an analysis of global economies, markets, political conditions and other factors. The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Principal Risks:

• Active Management Risk	• Interest Rate Risk
• Correlation Risk	• Issuer Risk
• Credit Risk	• Leverage Risk
• Currency Risk	• Liquidity Risk
• Debt Securities Risk	• Market and Regulatory Risk
• Derivatives Risk	• Non-Diversification Risk
• Emerging Markets Risk	• Options Risk
• Foreign Markets Risk	• Price Volatility Risk
• Forwards and Futures Contracts Risk	• Short Exposure Risk
• Geographic Focus Risk	• Short Sale Risk
• High Yield/High Risk or “Junk” Securities Risk	• Swap Agreements Risk
• Inflation-Indexed Debt Securities Risk	• U.S. Government Securities Risk

General Investment Information

Each Fund is subject to regulation under the Investment Company Act of 1940, as amended (“1940 Act”) and is classified as diversified under the 1940 Act, unless otherwise noted. Although some of the Funds may have names or investment goals that resemble other mutual funds managed by the same Manager, they may not have the same underlying holdings or performance as those other mutual funds. Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (“IRC”). Except for Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, PF Emerging Markets Debt Fund, PF Mid-Cap Value Fund, PF Small-Cap Value Fund, PF International Small-Cap Fund, PF Currency Strategies Fund, PF Equity Long/Short Fund and PF Global Absolute Return Fund, a Fund’s stated investment goal is fundamental and cannot be changed without shareholder approval. Unless a particular investment policy is identified as fundamental in the SAI, the Trust’s board of trustees (“Board”) may change investment policies of a Fund without shareholder approval. Generally, there are changes to a Fund’s investment policies when an existing Manager is replaced, to reflect the new Manager’s investment style and practices.

A Fund may have investment policies on the amount that it can invest in certain kinds of securities, certain countries or certain ratings or capitalizations of securities. These investment policies apply at the time the investment is made so a Fund generally may continue to hold positions which met the investment policies at the time of investment but subsequently do not meet such policies. For example, if a Fund purchased an amount of illiquid investments which was less than the limit on such investments and that percentage subsequently changed due to fluctuations in value, redemptions, or for reasons other than a new purchase, the Fund may continue to hold such investments and PLFA and/or the Manager(s) will determine what investments should be sold or what other appropriate course of action should be taken to maintain adequate liquidity for the Fund. Once the value of a Fund’s illiquid investments equals or exceeds the percentage limit that the Fund may hold in illiquid investments, that Fund may not make any additional purchases of illiquid investments. Additionally, a Fund may continue to invest in investments that move outside such policies for reasons such as dividend reinvestments or corporate actions. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares outstanding. Since companies’ market capitalizations fluctuate due to price volatility, capitalization ranges of the indices used to determine eligibility may be affected. Therefore, the capitalization ranges may be modified from time to time. Capitalization is determined at time of investment. Accordingly, a Fund which invests principally in the securities of small-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Similarly, a Fund which invests principally in securities of mid-capitalization companies may continue to hold those securities even if they become large-capitalization companies. Conversely, a Fund which invests principally in the securities of large-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Many of the benchmark indices that are used to give you an idea of the capitalization range for the size of companies that a Fund may invest in are periodically reconstituted by the index provider. When this is done, it is possible that a Fund may hold a significant number of holdings with capitalizations that are no longer within the capitalization range of the reconstituted index. Some investment policies are in place due to the name of the particular Fund (“Name Test Policy”). Pacific Funds Floating Rate Income, PF Managed Bond Fund, PF Short Duration Bond Fund, PF Emerging Markets Debt Fund, PF Comstock Fund, PF Developing Growth Fund, Fund, PF Large-Cap Growth Fund, PF Large-Cap Value Fund, PF Mid-Cap Equity Fund, PF Mid-Cap Growth Fund, PF Mid-Cap Value Fund, PF Small-Cap Value Fund, PF Real Estate Fund, PF Emerging Markets Fund, PF International Large-Cap Fund, PF International Small-Cap Fund and PF Equity Long/Short Fund are each subject to the Name Test Policy. The Name Test Policy applies at the time the Fund invests its assets and under normal circumstances, for example, a new Fund will be permitted to comply with the Name Test Policy within six months after commencing operations. The Name Test Policy is applied to a Fund’s net assets, plus the amount of any borrowings for investment purposes. A Fund may not change its Name

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Test Policy without notifying shareholders 60 days prior to the change. Other than for the Name Test Policy, if net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.

Duration is a mathematical measure of a Fund’s or security’s price sensitivity to changes in interest rates. Each year of duration represents an expected 1% change in the net asset value of a Fund or security for every 1% change in interest rates. So the longer a Fund’s or security’s duration, the more sensitive it will be to changes in interest rates. As such, a Fund with a long average duration (generally above 10 years) or intermediate average duration (generally between 3 and 10 years) will be more sensitive to changes in interest rates than a Fund with a short average duration (generally less than 3 years). For example, if a Fund has a weighted average duration of 5 years, its net asset value would be expected to fall about 5% when interest rates rise by 1%. Duration is not necessarily equal to maturity. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration factors in the pattern of all payments of interest and principal over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of floating rate securities).

All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance, and may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. Changes to the target allocations or rebalancing of a fund of funds of the Trust that invest in the Funds can result in the transfer of assets from one Fund to another. To implement any allocation changes for a fund of funds (including periodic rebalancing, changes in Managers or their investment personnel, and reorganizations of Funds), the Funds may use or increase their use of derivatives, such as futures contracts, to obtain exposure to desired investments, subjecting these Funds to derivatives risk and leverage risk generally, along with risks specific to those derivatives. These changes, which occur without shareholder approval, may result in the sale of securities or other holdings, which can increase portfolio turnover and trading costs, potentially reducing a Fund’s performance. The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments, investments made on shorter-term basis or instruments with a maturity of one year or less at the time of investment. Accordingly, a Fund that uses such instruments may have a higher portfolio turnover rate than as disclosed in its Fund summary. During the past fiscal year, the following Funds engaged in active and frequent trading (over 100% turnover of portfolio securities): Pacific Funds Floating Rate Income, PF Inflation Managed Fund, PF Managed Bond Fund, PF Short Duration Bond Fund, PF Developing Growth Fund and PF Mid-Cap Equity Fund. High portfolio turnover rates may cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.

Each Fund may be impacted by illiquid investments from time to time, depending upon market conditions and events. An investment, even one that is generally very liquid, may become less liquid or illiquid. Liquidity risk is discussed below. For those Funds which are likely to invest more than 10% of their assets in securities or other holdings which are most susceptible to becoming illiquid, such liquidity risk is noted for that Fund in the Fund Summaries section. All Funds may hold some cash for liquidity purposes.

Unless otherwise noted, the Managers may make decisions or shift assets in a way that causes a Fund not to achieve its investment goal or otherwise deviate from its disclosed principal investment strategies. For example, a Fund may take temporary defensive positions that are inconsistent with its investment strategies if the Manager believes adverse market, economic, political or other conditions make it appropriate to try to protect the Fund from potential loss, for redemptions, at start-up of a Fund, where the sub-adviser or co-sub-adviser of a Fund is no longer managing the Fund, or other reasons. In such cases, a Fund (including a Fund with international holdings) may temporarily invest (partially or extensively) in U.S. government securities, high quality corporate debt securities/debt obligations, mortgage-related and asset-backed securities or money market instruments (short-term high quality instruments) and/or cash equivalents (overnight investments). In addition, a Fund may invest cash balances in such instruments at any time. Likewise, a Fund that invests principally in small- to mid-capitalization companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of a Fund and cause a Fund to miss investment opportunities and not to achieve its investment goal. Defensive positions could detract from investment performance in a period of rising market prices, but may reduce the severity of losses in a period of falling market prices and provide liquidity for making additional investments or for meeting redemptions. Furthermore, investment decisions may not anticipate market trends successfully. For example, a Fund investing heavily in common stocks during a stock market decline may fail to preserve capital. Conversely, investing heavily in debt securities during a period of stock market appreciation may result in lower total return.

Performance of a Fund will vary – performance is affected by changes in the economy and financial markets. The value of a Fund changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

Additional Risk Information

Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you would expect. Every mutual fund has some degree of risk depending on its investments and strategies. The following provides additional information about the risks of the Funds identified in the Fund Summaries section, as well as information about the following risks: Cybersecurity Risk, Increase in Expenses Risk, Investment Style Risk, Natural Disasters Risk, Redemption Risk and Underlying Fund Risk.

•  Active Management Risk: A Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact a Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. A Manager’s investment strategies are also discretionary and there can be no assurance that a Manager’s investment strategies will be advantageous for a Fund. From time to time, a Manager’s (and/or its affiliates’) activities may be limited because of regulatory restrictions and/or their own internal policies or market, liquidity or other issues which may limit the investment opportunities for a Fund managed by such firm. Investments

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held for cash management or temporary defensive investing purposes can fluctuate in value and are subject to risk, including market and regulatory, interest rate and credit risk. Uninvested cash will be subject to the credit risk of the depositary institution holding the cash, in which case it is possible that no income would be earned on the cash and yield would go down. If significant assets are used for cash management or defensive investing purposes, investment goals may not be met.

• Borrowing Risk: Borrowing money to finance purchases of securities that exceed a Fund’s net assets creates leverage risk, which may magnify changes to a Fund’s net asset value and its returns. A Fund bears the added price volatility risk of the securities purchased. Borrowing money will cost a Fund interest expense and other fees, which may reduce its returns.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Correlation Risk: A Fund that represents an alternative or non-traditional investment strategy may have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods; however, its actual performance may be correlated with traditional equity and debt investments over short- or long-term periods. Should there be periods when performance is correlated, any intended diversification effect of including such alternative or non-traditional Fund as part of an asset allocation strategy may not be achieved, which may result in increased volatility in the asset allocation strategy.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically. The credit quality of securities can change rapidly in certain market environments, particularly during volatile markets or periods of economic uncertainty or downturn, and the default of a single holding could cause significant net asset value (“NAV”) deterioration. A debt security’s issuer (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk.

Even though certain securities (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to a Fund on such securities, or that such collateral could be easily liquidated in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize. A Fund’s debt investments (also known as debt securities, debt obligations and debt instruments) may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or, if unrated, determined by the Manager to be of comparable quality. High Quality Debt Instruments are those rated in one of the two highest rating categories (the highest category for commercial paper) or if unrated, are of comparable quality as determined by the Manager. Investment Grade Debt Instruments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Manager. Non-investment Grade (High Yield/High Risk) Debt Instruments (sometimes called “junk bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative and are more likely to default with respect to the issuer’s ability to repay principal and interest than higher rated securities. Ratings of CCC for Fitch, or Caa for Moody’s, indicate a current vulnerability for default. Ratings below those levels indicate a higher vulnerability to default or default itself. Ratings of CCC to C for S&P indicate different degrees of vulnerability to default. A rating of D for S&P indicates that the security has defaulted.

Ratings are provided by credit rating agencies which specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default or be downgraded. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. Ratings tables for three of the most commonly used Nationally Recognized Statistical Rating Organizations (“Rating Agencies”) and each of their categories of investment grade debt and non-investment grade debt are described in the following table. For further information regarding ratings, please see Appendix A of the Trust’s SAI.

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Credit Ratings Chart

Long-term ratings		Standard & Poor’s1,3	Moody’s2	Fitch[1,3]
	Investment grade debt categories	AAA	Aaa	AAA
		AA	Aa	AA
		A	A	A
		BBB	Baa	BBB
	Non-investment grade debt (sometimes called “junk bonds”) categories	BB	Ba	BB
		B	B	B
		CCC	Caa	CCC
		CC	Ca	CC
		C	C	C
		D	—	—
Short-term ratings	Highest three ratings	A-1	P-1	F1
		A-2	P-2	F2
		A-3	P-3	F3
	Other ratings	B	NP	B
		B-1		C
		B-2		RD
		B-3		D
C
D

1  Long-term ratings by Standard & Poor’s and Fitch from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. For example, BBB- is the lowest investment grade; BB+ is the highest non-investment grade.

2 Moody’s adds numerical modifiers 1, 2, and 3 to each generic bond rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. For example, Baa3 is the lowest investment grade; Ba1 is the highest non-investment grade.

3 Short-term ratings within the A-1 and F1 categories may be designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of a Fund’s investments in that foreign currency and investments denominated in that foreign currency. For Funds that may hold short currency positions, an appreciation in the value of the currency shorted would incur a loss for the Fund. As a currency control, certain countries aim to fix (or “peg” or “manage”) the exchange rates of their currencies against other countries’ currencies (the reference currency), rather than allowing them to fluctuate based on market forces. A pegged currency typically has a very narrow band of fluctuation (or a completely fixed rate) against the value of its reference currency and, as a result, may experience sudden and significant decline in value if the reference currency also declines in value. A managed currency establishes minimum exchange rates against its reference currency and, as a result, is not allowed to fall below a certain level against the reference currency but can rise above the reference currency’s value. There is no guarantee that these currency controls will remain in place and if these exchange rates were allowed to fluctuate based on market forces (for instance, a currency is “de-pegged” against its reference currency), there can be large losses as a result of exchange rates movements, which may adversely impact a Fund’s returns. In addition, the use of foreign exchange contracts (such as forward foreign currency contracts) to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

• Cybersecurity Risk: The Funds’ and/or their service providers’ use of the internet, technology and information systems may expose the Funds to risks associated with attack, damage or unauthorized access. Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, or unauthorized access to, confidential or restricted data relating to the Funds or Fund shareholders, and the compromise, delay or failure of systems, networks, devices and applications relating to Fund operations, which in turn could result in losses to the Funds and Fund shareholders and disrupt the conduct of business among the Funds, Fund shareholders, the Funds’ service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, particularly because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including but not limited to interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value. Many debt securities give the

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issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security.

• Derivatives Risk: Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. A Fund may not hold the underlying security or asset on which the value of a derivative is based. Derivatives may be riskier than other types of investments and may increase a Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) – consequently, derivatives may experience very large swings in value. A Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Fund.

Derivatives include options, forwards, futures contracts, options on futures contracts and swaps (such as currency, interest rate, security, index, consumer price index, credit default and total return swaps), caps, collars, floors, synthetics, repurchase and reverse repurchase agreements and other financial instruments. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. Derivatives and synthetics may reduce returns, increase volatility, may not be liquid (and therefore, difficult to sell) and may not correlate precisely to the underlying assets or index they are designed to track. Derivatives may be difficult to value and may expose a Fund to risks of mispricing.

Derivatives contracts that are privately negotiated in the over-the-counter market (such as forwards), are subject to counterparty risk, meaning that contract performance depends on the financial condition of the counterparty to the contract to satisfy the contract’s obligations, including making payments owed to the Fund. If the financial condition of the counterparty declines, the Fund may not receive such payments or such payments may be delayed, and the value of the contract with the counterparty would likely decline, potentially resulting in losses to the Fund. If a privately negotiated over-the-counter contract requires the Fund to make payments, the Fund must be prepared to make such payments when due. Standardized, exchange-traded derivatives, such as futures contracts, are less subject to counterparty risk, but are subject to the risk that the exchange through which they are cleared is unable to perform any required obligations.

Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact a Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. If an international body (such as the United Nations) or a sovereign state (such as the United States) imposes economic sanctions, trade embargoes or other restrictions against a government of an emerging market country or issuers, a Fund’s investments in issuers subject to such restrictions may be frozen or otherwise suspended or restricted, prohibiting or impeding the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from or impeded in investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Governments in emerging market countries may also intervene in their economies and financial markets to a greater degree than more developed countries. Such government intervention could cause the Fund to be unable to access or transact in its investments in such markets, including cash holdings. Greater governmental control could also require repatriation of sales proceeds. The governments of countries with histories of instability and upheaval may act in an adverse or hostile manner toward private enterprise or foreign investment. A Fund may be exposed to this risk by directly investing in companies domiciled in emerging market countries or indirectly, by investing in companies domiciled in developed market countries which either invest in or conduct a portion of their businesses in emerging market countries or by investing in securities denominated in emerging market currencies. Certain Funds’ investments in securities of emerging market countries or issuers may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a non-U.S. company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. Depositary receipts are subject to the same risks of investments in emerging market countries described above. In addition, these securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

• Equity Initial Public Offering (“IPO”) Risk: Securities offered in equity IPOs may be more volatile than other equity securities, may decline shortly in value after the IPO, and may have a magnified impact on performance if a Fund’s asset base is relatively small. Securities in IPOs have no trading history, and information about the companies may only be available for limited periods.

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• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to a Fund. As a result, a Fund that invests in floating rate loans may be subject to greater liquidity risk than a Fund that does not. Funds that invest in floating rate loans take steps to maintain adequate liquidity, such as borrowing cash under a line of credit or other facility through their custodian bank; however, these actions may increase expense to a Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, a Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, a Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. In addition, a Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. In purchasing an assignment, a Fund succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Floating rate loans are also subject to prepayment risk. Borrowers may pay off their loans sooner than expected, particularly when interest rates are falling. A Fund investing in such securities will be required to reinvest this money at lower yields, which can reduce its returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Prepayment and call risk typically occur when interest rates are declining.

In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates (extension risk), although floating rate debt securities are typically less exposed to this risk than fixed rate debt securities.

Floating rate loans generally are subject to restrictions on transfer, and may be difficult to sell at a time when the Manager seeks to sell the loan or may only be sold at prices that are less than their fair market value. Fair market value may be difficult to establish for loans. A loan may not be fully collateralized and can decline significantly in value. In addition, access to collateral backing the loan may be limited by bankruptcy or other insolvency laws. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.

A loan may also be in the form of a bridge loan, which is designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

To the extent a Fund invests in junior loans, these loans involve a higher degree of overall risk than floating rate loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede a Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede a Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which make it more difficult for a Fund to raise cash to pay investors when they redeem their shares in the Fund. A Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders. These actions may impact a Fund’s performance (in the case of holding cash or selling securities) or increase a Fund’s expenses (in the case of borrowing).

It is also unclear whether the U.S. federal securities laws, which afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities, would be available to a Fund’s investments in a loan. This is because a loan may not be deemed to be a security in certain circumstances. In these instances, the Fund may need to rely on contractual provisions in the loan documents for some protections and also avail itself of common law fraud protections under applicable state law, which could increase the risk and expense to the Fund of investing in loans. In addition, holders of such loans may from time to time receive confidential information about the borrower. In certain circumstances, this confidential information may be considered material non-public information. Because U.S. laws and regulations generally prohibit trading in securities

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of issuers while in possession of material, non-public information, a Fund that receives confidential information about a borrower for loan investments might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. For this reason, a Fund or its Manager may determine not to receive confidential information about a borrower for loan investments, which may disadvantage the Fund relative to other investors who do receive such information.

• Foreign Markets Risk: Investments in securities of foreign issuers and securities of companies with significant foreign exposure, including securities denominated in foreign currencies, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. Political, social, and economic instability, the impact of economic sanctions, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in a country’s economy. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Certain Funds’ investments in securities of foreign issuers may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a non-U.S. company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. Depositary receipts are subject to the same risks of investments in securities of foreign issuers and securities of companies with significant foreign exposure described above. In addition, these securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

• Forward Commitments Risk: Forward commitments are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because these instruments are privately negotiated, they are subject to the risk of default by, or bankruptcy of, a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. The Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, the Fund’s ability to close out of a forward position is dependent on the liquidity of the secondary forward market. There is also a risk of imperfect correlation between the change in market value of the underlying asset and the price of the forward contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Because these contracts allow a Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time, they do not eliminate fluctuations in the value of the asset or currency and can have the effect of minimizing opportunities for gain or incurring a loss for the Fund.

• Forwards and Futures Contracts Risk: Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because forward contracts are privately negotiated, unlike exchange-traded futures contracts, they are subject to greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. A Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, a Fund’s ability to close out of a forward or futures contract position is dependent on the liquidity of the secondary forward or futures market. There is also a risk of imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Because these contracts allow a Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time, they do not eliminate fluctuations in the value of the asset or currency and can have the effect of minimizing opportunities for gain or incurring a loss for the Fund.

• Geographic Focus Risk: If a Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

• Growth Companies Risk: Growth companies are companies that a Manager thinks have the potential for above-average or rapid growth but may be subject to greater price volatility risk than “undervalued” companies, for example. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Additionally, many companies in certain market sectors like health care and technology are faster-growing companies with limited operating histories and greater business risks, and their potential profitability may be dependent on regulatory approval of their products or developments affecting those sectors, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater

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liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Increase in Expenses Risk: Your actual cost of investing in a Fund may be higher than the total expenses shown in the fee table and expense example for a variety of reasons, for example, if average net assets decrease. Net assets are more likely to decrease and a Fund’s expense ratio is more likely to increase when markets are volatile. In addition, certain expenses, such as brokerage costs, are not required to be disclosed in fee table and expense examples.

• Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes a Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. If a Fund concentrates in the securities of a particular industry or group of industries, the Fund may perform poorly during a downturn in that industry or group of industries.

• Inflation-Indexed Debt Securities Risk: The value of inflation-indexed debt securities and inflation protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. Although the principal value of IPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if a Fund purchases IPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Fund holds an IPS, a Fund may earn less on the security than on a conventional bond. The U.S. Treasury only began issuing Treasury inflation protected securities (“TIPS”) in 1997. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes.

• Investment Style Risk: A Fund’s investment style may shift in and out of favor for reasons including market conditions and investor sentiment.

• Investment in Money Market Funds Risk: A Fund may invest in money market mutual funds (including money market funds with a floating net asset value). Shareholders of a Fund would then bear their proportionate share of Fund expenses and, indirectly, the expenses of the investment companies. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds with a stable net asset value seek to preserve the value of a Fund’s investment at $1.00 per share, it is possible to lose money by investing in such funds. The share price of money market funds with a floating net asset value might fluctuate, or float, in value and thus it is possible to lose money by investing in such funds.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as management, performance, financial leverage, changes in markets in which the issuer offers goods or services, and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have stabler prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed a Fund’s principal amount invested. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. There is no guarantee that a Fund will use leverage, or when it does, that a Fund’s leveraging strategy will be successful or produce a high return on an investment. The Manager will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent of a Fund’s financial exposure in accordance with applicable rules and Trust policies. This requirement limits the amount of leverage a Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in a Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which a Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell

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securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. A Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. Liquid investments may become less liquid or illiquid, and thus more difficult to sell, over time or suddenly and unexpectedly. This may occur, for example, as a result of adverse market or economic conditions or investor perceptions, which may be independent of any adverse changes to the particular issuer. Less liquidity also means that more subjectivity may be used in establishing the value of the securities or other investments. For example, if market quotations or Board approved alternate pricing methodologies are not readily available or reliable for these investments, the securities or other investments will be valued by a method that the Trust’s Board believes reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments. Some securities (such as loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair a Fund’s ability to sell the holding at the price it has valued the holding causing a decline in the Fund’s net asset value. Investments in companies in turn-around, distress or other similar situations may be or become less liquid than other investments, particularly when the economy is not robust or during market downturns. Reduced liquidity resulting from these situations may impede a Fund’s ability to meet unusually high or unanticipated levels of redemption requests. If needed, each Fund (other than a fund of funds of the Trust) may draw upon a line of credit facility that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests by a Fund shareholder or purchase and sell investments for the Fund; however, these actions may increase expense to a Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing a Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes. It may be difficult to sell a mid-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of mid-capitalization companies.

• Model and Data Risk: Given the complexity of the investments and strategies of a Fund, the sub-adviser relies heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose a Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used are predictive in nature. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. Quantitative models used by the sub-adviser also may not be successful in forecasting movements in industries, sectors or companies or in determining the weighting of investment positions that will enable a Fund to achieve its investment goal.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the sub-adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.

• Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be subject to greater price volatility risk than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a Fund using a momentum strategy may suffer.

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• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed or other asset-backed securities, making them more sensitive to changes in interest rates and any Fund holding such securities more volatile. This is known as extension risk. When interest rates rise, borrowers with variable interest rate loans may not be able to repay their loans at the higher interest rates. This could cause an increase in defaults and decrease the value of certain mortgage-related or other asset-backed securities. Mortgage-related securities may have exposure to subprime loans and subprime mortgages, which are loans or mortgages made to borrowers with lower credit ratings. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. In addition, investments in non-investment grade (high yield/high risk) asset-backed securities, including mortgage pools with exposure to subprime loans or mortgages, have a greater risk of being or becoming less liquid than other debt securities, especially when the economy is not robust, during market downturns, or when credit is tight. Other asset-backed securities may also be subject to exposure resulting from loans to borrowers with lower credit ratings, who pose a higher level of default risk. In addition, adjustable and fixed rate mortgage-related or other asset-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages (or other debt obligations) sooner than expected. This can reduce a Fund’s returns because it may have to reinvest that money at the lower prevailing interest rates. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. This call risk typically occurs when interest rates are declining. These securities are also subject to risks associated with the servicing of those assets backing the particular security. Mortgage-backed securities may be issued by the U.S. government, which are subject to U.S. government securities risk. Mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer, and there can be no assurance that these private insurers can meet their obligations under the policies. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (“IO”) and Principal Only (“PO”) components. IOs present a heightened risk of total loss of investment.

• Natural Disasters Risk: Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

• Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

• Options Risk: An option is a derivative contract where, for a premium payment or fee, the purchaser of the option is given the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. In addition to derivatives risk, a Fund is subject to the risk of losing the premium it paid to purchase the option if the price of the underlying security or other asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). If a call or put option that a Fund purchases were allowed to expire without being sold or exercised, its premium would be a loss to a Fund. A Fund’s ability to exercise or sell the options is dependent on the liquidity of the option market.

• Price Volatility Risk: Price volatility of an investment refers to the variation of changes in that investment’s value over time. Thus, an investment with higher price volatility is likelier to have greater price swings over shorter time periods than an investment with lower price volatility and a Fund that invests in more volatile investments may see its value also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Real Estate Companies Risk: Investing in companies operating in the real estate and related industries, including Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”), expose a Fund to the risks of the real estate market and to risks associated with the ownership of real estate. These risks can include fluctuations in the value of or destruction of underlying properties; tenant or borrower default; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic or political events affecting the real estate industry. Real estate companies and sectors and industries that affect the performance of real estate companies (such as banking or financial institutions) may be subject to extensive government regulation, which may change unexpectedly and frequently and significantly impact a Fund. Changing interest rates and credit quality requirements for borrowers and tenants may also affect the cash flow of REITs and REOCs and their ability to meet capital needs. REITs and REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a

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narrow geographic area, or in a single property type which increase the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments that the REIT or REOC holds could reduce the cash flow needed to make distributions to investors. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

• Redemption Risk: A Fund could experience a loss when selling securities, including securities of other investment companies, to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the securities sold, or when the securities to be sold are illiquid. Such redemptions may also increase expenses to the Fund and cause the sale of securities in a short timeframe, both of which could negatively impact performance.

• Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of a debt security held by a Fund to another party, such as a bank or broker-dealer, with an agreement by a Fund to repurchase the security at a stated price, date and interest payment. These transactions typically create leverage risk, which increases a Fund’s investment risk, and subjects a Fund to the credit risk of the counterparty. Because these transactions may be considered a form of borrowing for a Fund, they subject a Fund to borrowing risk. Reverse repurchase agreements further involve the risk that the market value of securities purchased by a Fund may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase.

• Sector Risk: A Fund may be invested more heavily from time to time (e.g., over 25% of its assets) in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. For example, a Fund could invest more heavily in certain sectors at various times relative to its benchmark index. If a Fund is invested more heavily in a particular sector, its performance will be more sensitive to risks and developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events. For more information on a Fund’s sector holdings, please refer to its annual report, semi-annual report or quarterly holdings report, which can be obtained as described on the back cover of this Prospectus.

•  Short Exposure Risk: Taking a short position using derivative instruments in anticipation of a decline in the market price of the underlying reference asset, such as entering into a derivative contract to sell a currency at a predetermined price in the future (forward foreign currency contract) in anticipation of a decline in the market price of the underlying currency, is subject to the risk that the reference asset will increase in value, resulting in a loss. Such loss is theoretically unlimited. For instance, with a non-deliverable forward foreign currency contract, at time of settlement, if the market price of the underlying currency is higher than the price at the time a Fund entered into the contract (i.e., the predetermined price), a Fund must pay the difference between the current market price of the currency and the price of the currency at the time it entered into the contract. The higher the market price is above the price at which the Fund entered into the contract, the larger the payment it must make at time of settlement. Because there is no limit on how high the market price may rise, such loss is theoretically unlimited. Using derivatives to take short positions is also subject to leverage risk.

• Short Sale Risk: Engaging in short sales of securities that a Fund does not own subjects it to the risks associated with those securities, including price volatility risk. A security is sold short in anticipation of purchasing the same security at a later date at a lower price; however, a Fund may incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security sold short. Because there is no limit on how high the price of the security may rise, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. By contrast, a Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. A Fund incurs expenses for such borrowing that may include fees paid to the lender and amounts equal to dividends or interest paid by the borrowed security. A Fund may not be able to borrow a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require long positions to be sold before they otherwise would be. A short sale strategy also may not be successfully implemented, which may limit a Fund’s ability to achieve its investment goal, due to the limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Short sales also subject a Fund to leverage risk because they may provide investment exposure in an amount exceeding the initial investment. When a Manager invests the proceeds received from selling securities short in, or borrows money to invest in, additional securities (long positions), the Fund will become leveraged. The use of leverage may increase a Fund’s exposure to long equity positions.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies. In addition, these companies may be more susceptible to the underperformance of a sector in which it belongs and therefore, may be riskier and more susceptible to price changes. It may be difficult or impossible to liquidate a small-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of smaller market capitalizations.

• Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular foreign currency, or in a “basket” of securities representing a certain index, or at a specific interest rate. As a derivative, it is subject to derivatives risk, including counterparty risk. Although certain standard swap agreements are required to be cleared through an exchange, which is expected to decrease counterparty

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risk and increase liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks. Credit default swaps have heightened liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other sign of financial difficulty).

• Underlying Fund Risk: Because a Fund may serve as an underlying fund of one or more “fund of funds” of the Trust and thus have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although there are many types of U.S. government securities, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Pursuant to the authorities of the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”), Fannie Mae and Freddie Mac have been in a conservatorship under FHFA since September 2008. Should Fannie Mae and Freddie Mac exit the conservatorship, the effect this will have on the entities’ debt and equities, and on securities guaranteed by the entities, is unclear.

• Value Companies Risk: Value companies are companies that a Manager thinks may be undervalued (i.e., the opinion that a company’s stock is trading for less than its intrinsic value). These companies may be subject to lower price volatility risk than companies considered by the Manager to be “growth” companies. In value investing, a Manager believes that the market overreacts to good and bad news, resulting in stock price movements that do not correspond with a company’s long-term fundamentals. In that case, the result is an opportunity for value investors to profit by buying when the price is deflated. However, the intrinsic value of a company is subjective, meaning there is no empirically “correct” intrinsic value. A Manager’s processes for determining value will vary. There is a risk that a Manager’s determination that a stock is undervalued is not correct or is not recognized in the market.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The following provides additional information about the “Fees and Expenses of the Fund” in the Fund Summaries section of this Prospectus.

Operating expenses incurred by each Fund are borne by shareholders through their investment in such Fund.

The Trust pays for certain support, administrative, distribution and/or servicing fees, and the operational expenses of the Funds, including custody, transfer agency, printing, legal, and auditing expenses. The Trust also pays PLFA to provide investment advisory services. PLFA, in turn, pays part of its fee to the Managers.

Other Expenses

The Other Expenses line item in the Annual Fund Operating Expenses table for each Fund in the Fund Summaries section includes, but is not limited to, expenses for audit, tax, custody, legal, regulatory documents (printing and mailing) and support services; repayments to PLFA of amounts that PLFA reimbursed to a Fund pursuant to the terms of the expense limitation agreement for the Fund (if any); plus the administration fee paid to Pacific Life Insurance Company (“Pacific Life”) at an annual rate of 0.15% of each Fund’s average daily net assets. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services.

Other Expenses may include interest expenses, which result from the Fund’s use of investments that are considered to be a form of borrowing for the Fund, such as short sales or reverse repurchase agreements. As such, the level of interest expense will vary based on the Fund’s use of those investments. Interest expense is not payable to PLFA and is required to be treated as a Fund expense for accounting purposes.

Operating Expense Reimbursements

For all Funds (except the PF Equity Long/Short Fund): To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets as described in the Annual Fund Operating Expenses table for the Fund. To the extent these operating expenses exceed the annual rate for a Fund, thus triggering the reimbursement provisions in the expense limitation agreement for that Fund as described above, the effect of the expense reimbursement is shown in the Annual Fund Operating Expenses table for that Fund. Those Funds where these operating expenses do not exceed the annual rate do not show the effect of an expense reimbursement in their Annual Fund Operating Expenses tables. These operating expenses include, but are not limited to: administration fees; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees (management fees); distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including

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foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business.

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the applicable expense cap. In addition, any expense reimbursements made by PLFA are subject to recoupment by PLFA as described in the Annual Fund Operating Expenses table for the Fund.

Fee Waivers

Pacific Funds Core Income, Pacific Funds Floating Rate Income and Pacific Funds High Income: PLFA has agreed to waive a portion of its management fee through July 31, 2018 as long as Pacific Asset Management manages the Fund, in the following amounts: 1) 0.025% on net assets above $1 billion through $2 billion; 2) 0.050% on net assets above $2 billion through $3 billion; and 3) 0.075% on net assets above $3 billion. The fee waiver agreement will automatically renew for successive one-year terms thereafter unless terminated. The fee waiver agreement will terminate: (i) if the investment advisory agreement is terminated; (ii) upon approval of the Board of Trustees and 90 days’ prior written notice to PLFA; (iii) upon 90 days’ written notice by PLFA prior to the beginning of the next one-year term; or (iv) if Pacific Asset Management’s management fee rate for a Fund changes. There is no guarantee that PLFA will continue such waiver after the current one-year term. The waiver will be applied when a Fund reaches the net asset levels described above and does not include any other advisory fee waivers that are currently in place for a Fund. As of the date of this Prospectus, none of the Funds meet net asset levels where portions of the management fee would be waived except for Pacific Funds Floating Rate Income, which has reached the first net asset level. Thus, as of the date of this Prospectus PLFA is waiving 0.025% of its management fee on net assets above $1 billion for this Fund. There is no guarantee that Pacific Funds Floating Rate Income will continue to achieve an asset level whereby PLFA will waive a portion of its management fee.

PF Comstock Fund: PLFA has agreed to waive 0.015% of its management fee through July 31, 2018. There is no guarantee that PLFA will continue such waiver after that date. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

PF Large-Cap Growth Fund: PLFA has agreed to waive 0.045% of its management fee through July 31, 2018. There is no guarantee that PLFA will continue such waiver after that date. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

PF Mid-Cap Growth Fund: PLFA has agreed to waive 0.025% of its management fee through July 31, 2018. There is no guarantee that PLFA will continue such waiver after that date. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

PF Equity Long/Short Fund: PLFA has agreed to waive 0.15% of its management fee through July 31, 2018. There is no guarantee that PLFA will continue such waiver after that date. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

OVERVIEW OF CLASS P SHARES

Class P shares of the Underlying Funds are only available for investment by a fund of funds of the Trust (which are offered in a separate prospectus), PLFA, and certain of its affiliates. Because of this limited availability, only certain information is presented in this Prospectus.

Class P shares of the Funds are continuously offered through the Funds’ principal underwriter, Pacific Select Distributors, LLC (the “Distributor”). The Distributor is an affiliate of PLFA and is also an affiliate of Pacific Life Insurance Company, the Funds’ administrator. Class P shares are offered at NAV and are only available for investment by certain investors as described above.

Execution of Your Requests

Purchase and sale requests are executed at the next determined NAV. Certificates representing shares of the Funds will not be issued.

Under normal conditions, we typically expect to pay redemption proceeds within three business days following the receipt of a redemption request in proper form. However, we have the right to take up to seven days to pay redemption proceeds and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When shares are sold, we will execute the request at the next determined NAV per share. We normally will pay cash for all Fund shares sold using the Fund’s existing cash positions, cash flows, cash reserves or cash generated through the sale of portfolio securities. When making a redemption payment in cash becomes harmful to other shareholders or a Fund, both during normal and stressed market conditions, we may make some or all of the redemption payment in securities at their then current market value equal to the redemption price minus any applicable charges (“redemptions-in-kind”). The redeeming shareholder will bear market risk while holding such securities and incur transaction costs upon converting the securities to cash. During stressed market conditions, a Fund may be forced to sell portfolio securities at reduced prices or under unfavorable conditions in order to meet redemption requests, which could dilute the interests of the Fund’s remaining shareholders and reduce the value of the Fund.

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ADDITIONAL INFORMATION ABOUT FUND PERFORMANCE

The following provides additional explanations regarding information presented in the Performance subsections of the Fund Summaries section.

Except for Pacific Funds Core Income, Pacific Funds Floating Rate Income and Pacific Funds High Income, the Underlying Funds offer Class P shares only. Prior to July 1, 2010, Class A shares were available. The Class A shares of the Underlying Funds were converted to Class P shares. Performance information prior to July 1, 2010 pertains to Class A shares and reflects the fees and expenses associated with that share class. Class A, Class C, Class I and Advisor Class shares of Pacific Funds Core Income, Pacific Funds Floating Rate Income and Pacific Funds High Income are offered in a separate prospectus, which can be obtained as described on the back cover of this Prospectus.

The information presented in the bar charts and the average annual total return table was prepared assuming reinvestment of dividends and distributions.

Manager Changes, Name Changes and/or Related Investment Policy Changes by Fund

PF Inflation Managed Fund: Effective October 31, 2016, Pacific Investment Management Company LLC (“PIMCO”) became the sole sub-adviser to the Fund. Between January 15, 2015 and October 31, 2016, Western Asset Management Company (“Western Asset”) served as co-sub-adviser of the Fund with PIMCO. Prior to January 15, 2015, PIMCO served as the sole sub-adviser.

PF Managed Bond Fund: Western Asset became co-sub-adviser to the Fund on August 1, 2014, and some investment policies changed at that time. PIMCO was the sole sub-adviser to the Fund before that date.

PF Short Duration Bond Fund: T. Rowe Price Associates, Inc. began managing the Fund on July 1, 2011, and some investment policies changed at that time. Another firm managed the Fund before that date.

PF Comstock Fund: Invesco Advisers, Inc. began managing the Fund on June 1, 2010. Another firm managed the Fund before that date.

PF Developing Growth Fund: Effective October 31, 2016, the Fund changed its name from PF Small-Cap Growth Fund. Lord, Abbett & Co. LLC began managing the Fund on May 1, 2014 and some investment policies changed at that time. Other firms managed the Fund before that date.

PF Growth Fund: MFS Investment Management began managing the Fund on May 1, 2013 and some of its investment policies changed at that time. Another firm managed the Fund before that date.

PF Large-Cap Growth Fund: BlackRock Investment Management, LLC (“BlackRock”) began managing the Fund on January 1, 2013 on an interim basis using a large-cap growth index strategy. Effective May 1, 2013, BlackRock began managing the Fund on a non-interim basis and some of its investment policies changed at that time Other firms managed the Fund before January 1, 2013.

PF Mid-Cap Equity Fund: Scout Investments, Inc. began managing the Fund on January 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

PF Mid-Cap Growth Fund: Ivy Investment Management Company began managing the Fund on November 1, 2013, and some investment policies changed at that time. Other firms managed the Fund before that date.

PF Small-Cap Value Fund: AllianceBernstein L.P. began managing the Fund on May 1, 2014 and some investment policies changed at that time. Another firm managed the Fund before that date.

PF International Small-Cap Fund: Effective April 1, 2016, QS Investors, LLC (“QS Investors”) began managing the Fund. QS Batterymarch Financial Management, Inc., which came under common management with QS Investors as of May 31, 2014, managed the Fund prior to that date.

PF International Value Fund: Wellington Management Company LLP began managing the Fund on May 1, 2017 and some investment policies changed at that time. Other firms managed the Fund before that date.

PF Real Estate Fund: Morgan Stanley Investment Management Inc. (“MSIM”) began managing the Fund on May 31, 2010. MSIM previously conducted business in certain instances under the name Van Kampen and managed the PL Real Estate Fund under the Van Kampen name from the Fund’s inception until May 31, 2010.

PF Currency Strategies Fund: Macro Currency Group became co-sub-adviser to the Fund on May 1, 2014, and some investment policies changed at that time. UBS Asset Management (Americas) Inc. was the sole sub-adviser to the Fund before that date.

PF Global Absolute Return Fund: Eaton Vance Investment Managers (“Eaton Vance”) assumed management of the Fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance, managed the Fund from the Fund’s inception to July 31, 2013.

Index Definitions

The following provides definitions of the indices presented in the Fund Summaries section of the Prospectus. The indices have inherent performance advantages over the Funds because they hold no cash and incur no expenses. An investor cannot invest directly in an index. The performance of an index does not reflect the deduction of expenses associated with a Fund, such as investment management fees.

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Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country risk are excluded. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (“T-Bill”) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (“T-Bill”) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

Emerging Markets Debt Composite Benchmark: The composition of the composite benchmark combines three emerging markets indices as follows: 50% J.P. Morgan EMBI Global Diversified, 25% J.P. Morgan ELMI+ and 25% J.P. Morgan GBI-EM Global Diversified. Results include the reinvestment of all distributions.

Equity Long/Short Composite Benchmark: The composition of the composite benchmark is comprised of 50% MSCI World Index (Net) and 50% BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. Results include the reinvestment of all distributions.

FTSE National Association of Real Estate Investment Trusts (“NAREIT”) Equity Real Estate Investment Trusts (“REITs”) Index is one index of a series of indices represented in the FTSE NAREIT U.S. Real Estate Index Series and is a free float adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange (“NYSE”), American Stock Exchange and National Association of Securities Dealers Automated Quotations (“NASDAQ”). Results include the reinvestment of all distributions.

J.P. Morgan Emerging Local Markets Index Plus (“ELMI+”) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency denominated money market instruments. The benchmark was introduced in June 1996 and consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries with convertible currencies and 2% for countries with non-convertible currencies. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index – Emerging Markets (“GBI-EM”) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The benchmark instruments of the index are regularly traded, fixed-rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries. Results include the reinvestment of all distributions.

Morgan Stanley Capital International Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of May 1, 2017, the MSCI Emerging Markets Index (Net) consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

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MSCI Europe, Australasia and Far East (“EAFE”) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 1, 2017, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 1, 2017, the MSCI World Index (Net) consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. It is constructed to provide a comprehensive and unbiased barometer for the large-capitalization and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include the reinvestment of all distributions.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

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S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P Developed Ex-U.S. SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the United States. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance. Results include the reinvestment of all distributions.

OTHER FUND INFORMATION

How Share Prices Are Calculated

Valuation Policy

The Trust’s Board has adopted a policy (“Valuation Policy”) for determining the value of investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. The methodologies used to value the Funds’ investments are described in greater detail in the Investment Valuation subsection below.

Determination of Net Asset Value (“NAV”)

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Exchange orders within the Funds are effected at NAV. For any transaction, we will use the next NAV calculated after the Trust or its designee receives, in proper form, a request to buy, sell or exchange shares. However, a Fund may, subject to approval by the Board, pay for a sale or exchange, in whole or in part, by a distribution of securities and/or investments from a Fund, in lieu of cash, in accordance with applicable rules.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends or other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

Investment Valuation

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

• Domestic Equity Investments. For Domestic Equity Investments (including exchange-traded funds), the Funds generally use the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and do not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments with no official closing or last reported sales price are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

• Foreign Equity Investments. For Foreign Equity Investments, the Funds generally use the official closing price or last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This

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service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

• Over-the-Counter (“OTC”) Investments. OTC Investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap contracts are generally valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

• Domestic and Foreign Debt Investments. Debt Investments, including short-term debt, are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors.

• Investment Companies. Fund investments in other investment companies are valued at their respective published NAVs.

• Exchange Traded Futures Contracts, Options and Swaps. Exchange traded futures contracts, options and swaps are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, options and swaps for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy, these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last sale/trade, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to the TVC or to the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

Prevention of Disruptive Trading

The Funds are not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, the Board has adopted anti-market timing policies. The Funds presented in this Prospectus are presently only available for investment by fund of funds of the Trust, PLFA, and certain affiliates. Because of this, no further information is presented regarding the above noted policies.

Dividends and Distributions

Each Fund, except for Pacific Funds Core Income, Pacific Funds Floating Rate Income and Pacific Funds High Income, intends to distribute substantially all of their net investment income and realized capital gains, if any, to shareholders at least annually, although distributions could occur more frequently if it is advantageous to the specific Fund and to its shareholders. Dividends on net investment income, if any, are generally declared and paid monthly and realized capital gains, if any, are distributed at least annually for Pacific Funds Core Income, Pacific Funds Floating Rate Income and Pacific Funds High Income, although distributions could occur more or less frequently if they are advantageous to the specific Fund and its shareholders.

General Summary of Tax Consequences

The following discussion relates only to federal income tax. Refer to the SAI for additional federal income tax information. The consequences under other tax laws may differ. The Trust, its Distributor (Pacific Select Distributors, LLC), its Administrator (Pacific Life Insurance Company) and each of their respective affiliates and representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.

Each Fund will distribute substantially all of its income and realized capital gains to its shareholders every year. These distributions are taxed as either ordinary income, “qualified dividends,” or long-term capital gains. Federal taxes on capital gains distributions are determined by how long the Fund owned the investments that generated the gains, not how long a shareholder has owned the shares and there is no requirement that the Funds take into consideration any tax implications when implementing their investment strategies. Funds with high portfolio turnover may realize gains at an earlier time than Funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates. All distributions paid by a Fund will generally be taxable to you regardless of whether they are paid in cash or reinvested in additional shares of the Fund. Shareholders should note that a Fund may have distributions of income and capital gains to shareholders, which will be taxable to shareholders, even when share values have declined.

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Currently, the maximum rate on long-term capital gains and qualified dividends for individual taxpayers is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Generally, shareholders are subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, shareholders that are exempt from the U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the IRC, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares within such tax exempt accounts. Accordingly, a plan participant whose retirement plan invests in a Fund generally is not taxed on dividends or distributions received by the plan or on sales or exchanges of shares of a Fund by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income and may be subject to a 10% federal penalty tax if taken prior to the age of 59 ½.

Distributions of earnings from non-qualifying dividends, interest income and short-term capital gains will be taxed at the taxpayer’s ordinary income tax rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower rate on qualified dividends. In addition, certain holdings period requirements must be satisfied by both a Fund and shareholder in order to be eligible for lower rates on qualified dividends.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

You will owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you were to buy shares on or just before the record date of a Fund distribution, you would pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a Fund were to declare a distribution in October, November or December but pay it in January, you could or might be taxed on the amount of the distribution as if you were to receive it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to U.S. federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares would be a capital gain or loss if you were to hold the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss would generally be a long-term capital gain or loss if you were to hold the shares for more than one year; otherwise such gain or loss would generally be a short-term capital gain or loss.

Distributions of the long-term capital gains will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income.

Fund Organization

Pacific Funds Series Trust, which is organized as a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust.” Its business and affairs are managed by its Board. The Trust is comprised of multiple Funds, some of which are offered in this Prospectus and others of which are offered in separate prospectuses. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the IRC. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. The Trust may discontinue offering shares of any Fund at any time or may offer shares of a new Fund. If a Fund were discontinued, any investment allocation to that Fund would be allocated to another Fund upon approval of the trustees, as long as any required regulatory approvals were met.

ABOUT MANAGEMENT

This section provides information about Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Trust, and the firms that manage the Trust’s Funds.

PLFA, a Delaware limited liability company and wholly-owned subsidiary of Pacific Life Insurance Company, is located at 700 Newport Center Drive, Newport Beach, CA 92660. Established in 2007, PLFA is an experienced investment management organization that manages multi-asset class investment strategies.

In its role as investment adviser, PLFA, subject to review of the Trust’s Board, also supervises the management of the Funds. PLFA also does business under the name “Pacific Asset Management” and manages Pacific Funds Core Income, Pacific Funds Floating Rate Income and Pacific Funds High Income under the Pacific Asset Management name. To manage the other Underlying Funds, PLFA has retained other management firms as sub-advisers, many of which have a worldwide market presence and extensive research capabilities. PLFA, subject to the review of the Trust’s Board, oversees and monitors the performance of these sub-advisers and recommends their hiring, termination and replacement.

Under an exemptive order from the SEC, PLFA and the Trust can enter into agreements with sub-advisers (except, as a general matter, sub-advisers affiliated with PLFA) without shareholder approval. Within 90 days of the hiring of any new sub-adviser, shareholders of the affected Fund will be sent information about the change.

PLFA also oversees and monitors the nature and quality of the services provided by the sub-advisers, including investment performance and execution of investment strategies. PLFA conducts due diligence on sub-advisers to evaluate their investment processes, adherence to investment styles, strategies and techniques, and other factors that may be relevant to the services provided to the Funds. For all Funds, PLFA

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also performs compliance monitoring services to help maintain compliance with applicable laws and regulations. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.

Each Fund pays PLFA a management fee for the services it provides as investment adviser. PLFA also uses part of the management fee to pay for the services of the sub-advisers. For the most recent fiscal year ended March 31, 2017, PLFA was paid management fees (net of any waivers) for each of the Funds as a percentage of average daily net assets as set out in the table below. A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements for the Funds in this Prospectus, as applicable, is available in the Funds’ annual report dated March 31, 2017 and will be available in the semi-annual report dated September 30, 2017.

Fund	Management Fee Paid for Fiscal Year Ended 3/31/17 (as a percentage of average net assets)
Pacific Funds Core Income	0.50%
Pacific Funds Floating Rate Income	0.65%
Pacific Funds High Income	0.60%
PF Inflation Managed Fund	0.39%
PF Managed Bond Fund	0.40%
PF Short Duration Bond Fund	0.40%
PF Emerging Markets Debt Fund	0.79%
PF Comstock Fund	0.74%
PF Developing Growth Fund	0.60%
PF Growth Fund	0.55%
PF Large-Cap Growth Fund	0.71%
PF Large-Cap Value Fund	0.65%
PF Main Street Core Fund	0.45%
PF Mid-Cap Equity Fund	0.65%
PF Mid-Cap Growth Fund	0.66%
PF Mid-Cap Value Fund	0.70%
PF Small-Cap Value Fund	0.75%
PF Emerging Markets Fund	0.80%
PF International Large-Cap Fund	0.85%
PF International Small-Cap Fund	0.84%
PF International Value Fund	0.65%
PF Real Estate Fund	0.90%
PF Currency Strategies Fund	0.65%
PF Equity Long/Short Fund	1.00%
PF Global Absolute Return Fund	0.80%

The table that follows provides information about each management firm and individual team members responsible for making investment decisions for the Funds (i.e., portfolio managers), including their primary title with the Manager (or affiliate) and business experience for the past five years. Each of the portfolio managers listed in the following table is jointly and primarily responsible for the day-to-day management of the respective Fund, unless there is only one portfolio manager listed which indicates that he or she is primarily responsible for that Fund. For each portfolio manager listed, the SAI provides additional information about compensation, other accounts managed and ownership of securities in the Fund(s) managed by the portfolio manager. The portfolio managers for a Fund may change at the Manager’s discretion.

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AllianceBernstein L.P.

1345 Avenue of the Americas, New York, New York 10105

AllianceBernstein L.P. (“AB”) is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, public employee retirement funds, investment companies, and foundations, endowments, high net worth individuals, banks and insurance companies. As of March 31, 2017, AB’s total assets under management were approximately $498 billion.

PF SMALL-CAP VALUE FUND
James MacGregor, CFA

Chief investment officer of AB’s small and mid-cap value equities since 2009, served as chief investment officer of AB’s Canadian value equities from 2009-2012, and director of research of AB’s small and mid-cap value equities from 2004 to 2009. Mr. MacGregor has over 23 years of investment experience. He has a BA from McGill University, an MSc from the London School of Economics, and an MBA from the University of Chicago.

Shri Singhvi

Director of research of AB’s small and mid-cap value equities since 2014, with responsibility for overseeing coverage of companies for the small-cap and small/mid-cap value services. From 2008 until his recent promotion, Mr. Singhvi was a senior research analyst on AB’s small/mid-cap value team, responsible for coverage of financial and technology companies. He has over 12 years of investment experience. Mr. Singhvi has a BTech from Indian Institute of Technology, Mumbai, an MS from Purdue University, and an MBA from the University of Chicago.

AQR Capital Management, LLC

Two Greenwich Plaza, Greenwich, CT 06830

AQR Capital Management, LLC (“AQR”) is a Delaware limited liability company formed in 1998. AQR is an investment management firm that employs a disciplined multi-asset, global research process. As of March 31, 2017, AQR’s total assets under management were approximately $187.6 billion.

PF EQUITY LONG/SHORT FUND
Andrea Frazzini

Dr. Frazzini joined AQR in 2008 and is a principal. He develops quantitative models for AQR’s global stock selection team. Dr. Frazzini has over 11 years of investment experience. He has a BS from the University of Rome III, an MS from the London School of Economics, and a PhD from Yale University.

Jacques A. Friedman

Mr. Friedman joined AQR at its inception in 1998 and is a principal. He is head of AQR’s global stock selection team, overseeing research and portfolio management. Mr. Friedman has over 20 years of investment experience. He has a BS from Brown University and an MS from University of Washington.

Michele L. Aghassi

Ms. Aghassi joined AQR in 2005 and is a principal. She is co-head of AQR’s global stock selection team, overseeing research and portfolio management. She has over 17 years of investment experience. Ms. Aghassi has a BSc from Brown University and a Ph.D. from the Massachusetts Institute of Technology.

Hoon Kim, CFA

Mr. Kim joined AQR in 2005 and is a principal. He develops AQR’s quantitative models and oversees portfolio management for its Global Stock Selection team. He has over 17 years of investment experience. Mr. Kim has a BA from Yonsei University and an MBA and Ph.D. from Carnegie Mellon University.

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Ashmore Investment Management Limited

61 Aldwych, London, United Kingdom, WC2B 4AE

Ashmore Investment Management Limited (“Ashmore”), registered with the U.S. Securities and Exchange Commission, is indirectly wholly-owned by Ashmore Group plc, a company incorporated in England and Wales which is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange. As of March 31, 2017, Ashmore Group plc’s total assets under management, including pooled vehicles and accounts located outside the United States, were approximately $55.9 billion.

PF EMERGING MARKETS DEBT FUND

Investment decisions for the Fund are made on a collective basis by Ashmore’s investment committee (which is comprised of the individuals listed below), together with other members of the portfolio management team.

Mark Coombs

Chief executive officer of Ashmore since inception of the firm and the chairman of Ashmore’s investment committee since 1992. Mr. Coombs is also currently co-chair of the board of EMTA (formerly the Emerging Markets Trade Association). He has over 35 years of investment experience investing in emerging markets. He has an MA from Cambridge University.

Ricardo Xavier

Senior portfolio manager of Ashmore since 2003, Ashmore’s head of local currency and the deputy chairman of Ashmore’s investment committee since 2014. Mr. Xavier has geographic responsibility for Latin America, and product responsibility for local currencies, local currency debt and related derivatives. He has over 24 years of investment experience investing in emerging market debt. Mr. Xavier has a bachelor’s degree from Fundação Armando Alvares Penteado, Sao Paulo.

Herbert Saller

Senior portfolio manager of Ashmore, Ashmore’s head of external debt since 2009, and a member of Ashmore’s investment committee since he joined Ashmore in 2002. Mr. Saller has over 28 years of investment experience which includes global emerging market sovereign and corporate debt as well as banking as a proprietary trader. He has a business management degree from Verwaltungs-und Wirtschafts-Akademie, Munich.

Robin Forrest

Senior portfolio manager of Ashmore since 2006, Ashmore’s head of corporate debt since 2006, and a member of Ashmore’s investment committee since 2012. Mr. Forrest has over 23 years of investment experience including capital markets, origination, structuring, execution, syndication, risk management, and credit within loan and high yield markets as well as emerging markets. He has a BA from Oxford University.

BlackRock Investment Management, LLC

1 University Square Drive, Princeton, New Jersey 08540

BlackRock Investment Management, LLC (“BlackRock”) is an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the U.S. BlackRock Inc. is an affiliate of PNC Financial Services Group, Inc. BlackRock is a registered investment adviser and a commodity pool operator organized in 1999. As of March 31, 2017, BlackRock, Inc.’s total assets under management, including BlackRock’s, were approximately $5.4 trillion.

PF LARGE-CAP GROWTH FUND
Lawrence G. Kemp, CFA

Managing director at BlackRock since 2012. Mr. Kemp was managing director of UBS Global AM from 2005 to 2012 and lead portfolio manager of UBS Global AM from 2002 to 2012. He has over 28 years of investment experience. Mr. Kemp has a BA from Stanford University and an MBA from the University of Chicago.

Boston Management and Research, doing business as Eaton Vance Investment Managers (“Eaton Vance”)

Two International Place, Boston, Massachusetts 02110

Eaton Vance, a registered investment adviser, has been managing assets since 1924 and managing mutual funds since 1931. As of March 31, 2017, Eaton Vance and its affiliates had total assets under management of approximately $380.9 billion.

PF GLOBAL ABSOLUTE RETURN FUND
John R. Baur

Vice president of Eaton Vance since 2007 and portfolio manager of Eaton Vance’s global fixed-income team since 2008. Mr. Baur has over 12 years of investment experience. He has a BS from MIT and an MBA from the Johnson Graduate School of Management at Cornell University.

Michael A. Cirami, CFA

Vice president of Eaton Vance since 2005 and portfolio manager of Eaton Vance’s global fixed-income team since 2008. Mr. Cirami has over 16 years of investment experience. He has a BA from Mary Washington College and an MBA from William E. Simon School at the University of Rochester.

Eric A. Stein, CFA

Vice president of Eaton Vance since 2009 and portfolio manager of Eaton Vance’s global fixed-income team since 2008. Mr. Stein has over 14 years of investment experience. He has a BS from Boston University and an MBA from the University of Chicago School of Business.

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Boston Partners Global Investors, Inc.

909 Third Avenue, 32nd Floor, New York, NY 10022

Boston Partners Global Investors, Inc. (“Boston Partners”), formerly named Robeco Investment Management Inc. doing business as Boston Partners, is a registered investment adviser organized in Delaware. As of March 31, 2017, Boston Partners’ total assets under management were approximately $90.6 billion.

PF MID-CAP VALUE FUND
Steven L. Pollack, CFA

Portfolio Manager for Boston Partners’ Mid Cap Value Equity product since 2001. He has over 32 years of investment experience. Mr. Pollack has a BA from Georgia Institute of Technology and an MBA from the Anderson School of Management at the University of California, Los Angeles.

ClearBridge Investments, LLC

620 Eighth Avenue, New York, New York 10018

ClearBridge Investments, LLC (“ClearBridge”) provides investment advisory services to institutional investors and individuals. As of March 31, 2017, ClearBridge’s total assets under management were approximately $123.0 billion.

PF LARGE-CAP VALUE FUND
Robert Feitler

Managing director of ClearBridge since 2005 and director of ClearBridge since 2003. Mr. Feitler has over 23 years of investment experience. He has a BA from Haverford College and an MBA from the University of Wisconsin.

Dmitry Khaykin

Managing director of ClearBridge since 2008, director and portfolio manager of ClearBridge since 2007. Mr. Khaykin has over 21 years of investment experience in the management and analysis of U.S. equities. He has a BA from New York University and an MBA from The Wharton School of Business at the University of Pennsylvania.

Invesco Advisers, Inc.

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

Invesco Advisers, Inc. (“Invesco”) is a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of March 31, 2017, Invesco’s, including its affiliates, total assets under management were approximately $834.8 billion.

PF COMSTOCK FUND	As lead portfolio manager, Mr. Holt generally has final authority over all aspects of the Fund’s investments.
Kevin Holt, CFA

Portfolio manager of Invesco and/or its affiliates since June 2010. Managing director and portfolio of Van Kampen Asset Management and/or its affiliates (“VKAM”) from 1999 to May 2010. Mr. Holt has over 27 years of investment experience. He has a BA from the University of Iowa and an MBA from the University of Chicago. As lead portfolio manager, Mr. Holt generally has final authority over all aspects of the fund’s investments.

Devin Armstrong, CFA

Portfolio manager of Invesco and/or its affiliates since June 2010. Vice president and portfolio manager of VKAM from 2004 to May 2010. Mr. Armstrong has over 18 years of investment experience. He has a BS from the University of Illinois and an MBA from Columbia University.

James Warwick

Portfolio manager of Invesco and/or its affiliates since June 2010. Executive director and portfolio manager of VKAM from 2002 to May 2010. Mr. Warwick has over 24 years of investment experience. He has a BBA from Stephen F. Austin State University and an MBA from the University of Houston.

Charles DyReyes, CFA

Portfolio manager of Invesco since 2015. From 2010 to 2015, Mr. DyReyes was senior equity analyst of Brandywine Global Investment Management. He has over 15 years of investment experience. Mr. DyReyes has a BS from Lehigh University.

Ivy Investment Management Company

6300 Lamar Avenue, Overland Park, Kansas 66202

Ivy Investment Management Company (“Ivy”) operates as a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“Waddell & Reed”). Waddell & Reed traces its investment heritage back to 1937. The firm is focused on asset management and distribution of investment products. As of March 31, 2017, Waddell & Reed (parent company of Ivy) had total assets under management of approximately $81 billion.

PF MID-CAP GROWTH FUND
Kimberly A. Scott, CFA

Senior vice president of Ivy since 2004 and portfolio manager of Ivy’s mid cap growth fund since January 2001. Ms. Scott has over 29 years of investment experience. She has a BS from the University of Kansas and an MBA from the University of Cincinnati.

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Nathan A. Brown, CFA

Vice president of Ivy since 2014 and assistant portfolio manager of Ivy’s mid cap growth fund since 2011. He joined Waddell & Reed as an equity investment analyst in 2003. Mr. Brown has over 13 years of investment experience. He has a BBA from the University of Iowa and an MBA from Vanderbilt University.

Lord, Abbett & Co. LLC

90 Hudson Street, Jersey City, New Jersey 07302

Founded in 1929, Lord, Abbett & Co. LLC (“Lord Abbett”) manages one of the nation’s oldest mutual fund complexes. A team of experienced portfolio managers responsible for investment decisions manage the PF Developing Growth Fund’s portfolio, together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. As of March 31, 2017, total assets under management were approximately $146.8 billion in assets across a full range of mutual funds, institutional accounts and separately managed accounts, including $1.6 billion for which Lord Abbett provides investment models to managed account sponsors.

PF DEVELOPING GROWTH FUND
F. Thomas O’Halloran, J.D., CFA

Partner and lead portfolio manager of Lord Abbett’s small cap growth strategy since 2003, micro cap growth strategy since 2006, and growth equity strategy since 2011. Mr. O’Halloran has over 29 years of investment experience. He has an AB from Bowdoin College, a JD from Boston College, and an MBA from Columbia University.

Arthur K. Weise, CFA

Partner and portfolio manager of Lord Abbett’s small cap growth strategy since 2010, micro cap growth strategy since 2013, and growth equity strategy since 2011. Mr. Weise joined Lord Abbett in 2007, and was named partner in 2012. Mr. Weise has over 22 years of investment experience. He has a BA from Columbia University.

Massachusetts Financial Services Company, doing business as MFS Investment Management

111 Huntington Avenue, Boston, Massachusetts 02199

MFS Investment Management (“MFS”), and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of March 31, 2017, total assets under management of MFS and its advisory affiliates were approximately $440 billion.

PF GROWTH FUND
Eric B. Fischman, CFA

Investment officer and portfolio manager of MFS since 2002. Mr. Fischman has over 18 years of investment experience. He has a BA from Cornell University, a JD from Boston University, and an MBA from Columbia University.

Matthew D. Sabel	Investment officer of MFS since 2009 and portfolio manager of MFS since 2011. Mr. Sabel has over 16 years of investment experience. He has a BA from Tufts University.
Paul Gordon	Investment officer of MFS since 2004 and portfolio manager of MFS since 2011. He has over 16 years of investment experience. Mr. Gordon has a BS from Babson College.
PF INTERNATIONAL LARGE-CAP FUND
Filipe M.G. Benzinho

Investment officer of MFS since 2009 and portfolio manager of MFS since 2016. Mr. Benzinho has over 8 years of investment experience. He has an undergraduate degree from Instituto Superior de Ciencias do Trabalho e da Empresa and an MBA from Harvard Business School.

Daniel Ling, CFA

Investment officer and portfolio manager of MFS since 2009. From 2006-2009, Mr. Ling was a global equity research analyst at MFS. He has over 18 years of investment experience. Mr. Ling, who is based in Singapore, has a BA from Nanyang Technological University.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue, New York, New York 10036

Morgan Stanley Investment Management Inc. (“MSIM”) conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. As of March 31, 2017, MSIM, together with its affiliated asset management companies, total assets under management were approximately $417 billion.

PF REAL ESTATE FUND

The fund is managed by members of the MSIM global listed real assets team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the fund are Theodore R. Bigman and Bill Grant. Together, the team determines investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

Theodore R. Bigman

Managing director and portfolio manager of MSIM’s real estate portfolio since 1995. Mr. Bigman has over 29 years of investment experience. He has a BA from Brandeis University and an MBA from Harvard Business School.

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Bill Grant

Managing director and portfolio manager of MSIM’s U.S. real estate portfolio since 2014 and securities analyst for MSIM’s U.S. real estate portfolio from 2002 to 2014. Mr. Grant has over 15 years of investment experience. He has a BA from Occidental College.

OppenheimerFunds, Inc.

225 Liberty Street, New York, New York 10281

OppenheimerFunds, Inc. (“Oppenheimer”) is one of the largest mutual fund companies in the U.S. and has been serving the investment needs of financial advisors and their clients since 1960. As of March 31, 2017, Oppenheimer’s total assets under management, including all assets managed and/or advised by Oppenheimer, its divisions and its subsidiaries, were approximately $229 billion.

PF MAIN STREET CORE FUND
Manind Govil, CFA

Senior vice president, head of the Main Street team and a portfolio manager of Oppenheimer since 2009. Mr. Govil is also a portfolio manager of other portfolios in the OppenheimerFunds complex. From 2006 to 2009, he was a portfolio manager with RS Investment Management Co. LLC. Mr. Govil has over 24 years of investment experience. He has a Bachelor of Commerce from the University of Bombay, India and an MBA from the University of Cincinnati.

Benjamin Ram

Vice president and co-portfolio manager of Oppenheimer since 2009. Mr. Ram is also a portfolio manager of other portfolios in the OppenheimerFunds complex. From 2006 to 2009, he was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS core equity team of RS Investment Management Co. LLC. Mr. Ram has over 20 years of investment experience. He has a BA from the University of Maryland and an MBA from Johns Hopkins University.

Paul Larson

Vice president and co-portfolio manager of Oppenheimer since 2013, vice president and senior generalist analyst of Oppenheimer’s main street team since 2013. Prior to joining Oppenheimer in January 2013, Mr. Larson was a portfolio manager of Morningstar since 2005 and chief equity strategist of Morningstar since 2011. Mr. Larson has over 21 years of investment experience. He has a BS in from the University of Illinois at Chicago and an MBA from the Keller Graduate School of Management.

PF EMERGING MARKETS FUND

Justin M. Leverenz, CFA

Director of Oppenheimer’s emerging markets equities since 2013, senior vice president of Oppenheimer since 2009, portfolio manager of Oppenheimer since 2007, and vice president of Oppenheimer from 2004 to 2009. Mr. Leverenz has over 23 years of investment management and research experience. He has a BA and an MA from the University of California, San Diego.

Pacific Asset Management

700 Newport Center Drive, Newport Beach, California 92660

Pacific Life Fund Advisors LLC (“PLFA”) is the investment adviser to the Trust. PLFA also does business under the name “Pacific Asset Management” and manages Pacific Funds Core Income, Pacific Funds Floating Rate Income and Pacific Funds High Income under the Pacific Asset Management name.

PACIFIC FUNDS CORE INCOME
David Weismiller, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. Mr. Weismiller is the lead portfolio manager for Pacific Funds Core Income. As the lead portfolio manager, he has final authority over all aspects of the Fund’s portfolio, including security selection, sector allocation and risk positioning. In addition, Mr. Weismiller covers the chemicals and utilities sectors. He has over 18 years of investment experience. Mr. Weismiller has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

Michael Marzouk, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Marzouk has responsibility for covering the media cable, wireline and wireless sectors. He has over 18 years of investment experience. Mr. Marzouk has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

Brian M. Robertson, CFA

Managing director of Pacific Asset Management since 2012, portfolio manager of Pacific Asset Management since 2008 and senior analyst of Pacific Asset Management since 2007. Mr. Robertson also provides research and analysis of investments in the forest products, metals and mining sectors. He has over 12 years of investment experience. Mr. Robertson has a BA from the University of Michigan.

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PACIFIC FUNDS FLOATING RATE INCOME
J.P. Leasure

Senior managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Leasure has responsibility for overseeing all credit research activities for Pacific Asset Management. He has over 18 years of investment and banking experience. Mr. Leasure has a BA from the University of California, Los Angeles and an MBA from Columbia University.

Michael Marzouk, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Marzouk has responsibility for covering the media cable, wireline and wireless sectors. He has over 18 years of investment experience. Mr. Marzouk has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

PACIFIC FUNDS HIGH INCOME
Brian M. Robertson, CFA

Managing director of Pacific Asset Management since 2012, portfolio manager of Pacific Asset Management since 2008 and senior analyst of Pacific Asset Management since 2007. Mr. Robertson also provides research and analysis of investments in the forest products, metals and mining sectors. He has over 12 years of investment experience. Mr. Robertson has a BA from the University of Michigan.

C. Robert Boyd

Managing director of Pacific Asset Management since 2012 and portfolio manager of Pacific Asset Management since 2014. Mr. Boyd is a member of the high yield portfolio management team and provides research and analysis of investments in the gaming, leisure, aircraft and equipment rental sectors. Prior to joining Pacific Asset Management, he was a vice president, credit analyst and bank loan portfolio manager at PIMCO since 1998. Mr. Boyd has over 17 years of investment experience, focused on leveraged finance, credit analysis and structured products. Mr. Boyd has a BA from California State University, Long Beach and an MBA from the University of Southern California.

Pacific Investment Management Company LLC

650 Newport Center Drive, Newport Beach, California 92660

Founded in 1971, Pacific Investment Management Company LLC (“PIMCO”) specializes in the management of fixed income portfolios. It has a long-term investment philosophy, and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility. As of March 31, 2017, PIMCO’s total assets under management were approximately $1.51 trillion.

PF INFLATION MANAGED FUND Mihir P. Worah

Chief investment officer for PIMCO’s asset allocation and real return since 2014, deputy chief investment officer of PIMCO since 2014, managing director of PIMCO since 2009, a portfolio manager of PIMCO since 2003, and head of PIMCO’s real return and multi-asset portfolio management team since 2008. He has over 16 years of investment experience. Mr. Worah has a BS from Lafayette College and a PhD from the University of Chicago.

Jeremie Banet

Executive vice president of PIMCO since 2011 and portfolio manager of PIMCO’s real return team since 2014. Prior to joining PIMCO, Mr. Banet worked on U.S. inflation trading at Nomura from 2010 to 2011 and was head of U.S. inflation trading with BNP Paribas from 2006 to 2010. Mr. Banet has over 16 years of investment experience. Mr. Banet has an undergraduate degree and a master’s from Paris IX Dauphine University.

125

PF MANAGED BOND FUND
Scott A. Mather

Chief investment officer for PIMCO’s U.S. core strategies since 2014, managing director of PIMCO since 2004, a portfolio manager of PIMCO since 1998 and head of PIMCO’s global portfolio management since 2008. He has over 22 years of investment experience and has a master’s degree and a BS from the University of Pennsylvania.

Mark R. Kiesel

Chief investment officer for PIMCO’s global credit since 2014, managing director of PIMCO since 2009, member of the PIMCO Investment Committee since 2014 and a rotating member since 2000, a generalist portfolio manager of PIMCO since 2006 and the global head of corporate bond portfolio management of PIMCO since 2000, with oversight for the PIMCO’s investment grade, high yield, bank loan, municipal and insurance business as well as credit research. He has over 24 years of investment experience and has an MBA from the University of Chicago’s Graduate School of Business and BS from the University of Michigan.

Mihir P. Worah

Chief investment officer for PIMCO’s asset allocation and real return since 2014, deputy chief investment officer of PIMCO since 2014, managing director of PIMCO since 2009, a portfolio manager of PIMCO since 2003, and head of PIMCO’s real return and multi-asset portfolio management team since 2008. He has over 16 years of investment experience. Mr. Worah has a BS from Lafayette College and a PhD from the University of Chicago.

Principal Global Investors, LLC, doing business as Macro Currency Group

711 High Street, Des Moines, Iowa 50392

Macro Currency Group (“MCG”) is a leading absolute return manager with a focus on managing currency portfolios. As of March 31, 2017, MCG and its affiliates had total assets under management of approximately $424.4 billion.

PF CURRENCY STRATEGIES FUND
Mark Farrington

Managing director and head of MCG since 1999 and portfolio manager of MCG since 1999. Mr. Farrington has over 27 years of experience in the global financial industry. He has a BS from Oregon State University.

Dr. Ivan Petej

Managing director, head of portfolio construction, risk and quantitative strategy for MCG since 2006 and portfolio manager of MCG since 2011. Dr. Petej is responsible for ensuring that fundamental views are represented optimally from a risk-adjusted return perspective and to achieve portfolio consistency across varying mandates. He has over 14 years of investment experience. Dr. Petej has a PhD from the University of Oxford, a MPhys and a BSc from the University of Cambridge.

QS Investors, LLC

880 Third Avenue, New York, New York 10022

QS Investors, LLC (“QS Investors”) specializes in disciplined and systematic investment solutions. As of March 31, 2017, the total assets under management for QS Investors were approximately $22.4 billion.

PF INTERNATIONAL SMALL-CAP FUND	This Fund is managed by QS Investors’ Active Equity Portfolio Management Strategy team.
Stephen A. Lanzendorf, CFA

Head of active equity portfolio management strategy at QS Investors since 2014. Mr. Lanzendorf was formerly the deputy chief investment officer and head of the developed markets investment team at Batterymarch Financial Management (“Batterymarch”) from 2012 to 2014. Prior to this, he served as co-head of the developed markets team at Batterymarch from 2010 to 2012 and head of the US team investment team at Batterymarch from 2006 to 2010. Mr. Lanzendorf has over 33 years of investment experience. He has a BS and MS from the Massachusetts Institute of Technology.

Christopher W. Floyd, CFA

Portfolio manager at QS Investors since 2014. Mr. Floyd was formerly a developed markets senior portfolio manager at Batterymarch from 2012 to 2014 and served as a portfolio manager at Batterymarch from 2003 to 2012. He has over 18 years of investment experience. Mr. Floyd has a BA from Dartmouth College and an MBA from Cornell University.

126

Scout Investments, Inc.

928 Grand Boulevard, Kansas City, Missouri 64106

Scout Investments, Inc. (“Scout”) is a nationally recognized institutional investment manager that offers an array of equity and fixed income products. As of March 31, 2017, total assets under management were approximately $27.7 billion.

PF MID-CAP EQUITY FUND
G. Patrick Dunkerley, CFA	Portfolio manager of Scout since 2006. Mr. Dunkerley has over 24 years of investment experience. He has a BS from the University of Missouri and an MBA from Golden Gate University.
Derek M. Smashey, CFA	Portfolio manager of Scout since 2006. Mr. Smashey has over 14 years of investment experience. He has a BS from Northwest Missouri State University and an MBA from the University of Kansas.
John A. Indellicate II, CFA

Portfolio manager of Scout since 2011 and quantitative and securities analyst of Scout from 2004 to 2011. Mr. Indellicate has over 13 years of investment experience. He has a BA from Harvard University.

Jason J. Votruba, CFA	Portfolio manager of Scout since joining in 2002. Mr. Votruba has over 19 years of investment experience. He has a BS from Kansas State University.
T. Rowe Price Associates, Inc.

100 East Pratt Street, Baltimore, Maryland, 21202

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (“T. Rowe Price”) and its affiliates manage individual and institutional investor accounts. As of March 31, 2017, T. Rowe Price’s total assets under management, including its affiliates’, were approximately $861.6 billion.

PF SHORT DURATION BOND FUND
Michael F. Reinartz, CFA

Vice president of T. Rowe Price Group, Inc. since 2013, vice president of T. Rowe Price since 2010, and portfolio manager in T. Rowe Price’s fixed income division since 2012. Mr. Reinartz is a member of T. Rowe Price’s U.S. taxable low duration team since 2015 as well as a portfolio manager in T. Rowe Price’s short-term bond fund and limited-term bond portfolio since 2015. He has over 19 years of investment experience. Mr. Reinartz has a BS from Towson University.

He is assisted by one of T. Rowe Price’s investment advisory committees.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas, New York, New York 10019

UBS Asset Management (Americas) Inc. (“UBS AM”) is an indirect, wholly-owned subsidiary of UBS Group AG (“UBS”) and a member of the UBS Asset Management division. UBS AM employs a number of investment strategies in connection with its investment management services. As of March 31, 2017, the UBS Asset Management division’s total assets under management were approximately $695 billion and UBS AM’s total assets under management were approximately $146 billion.

PF CURRENCY STRATEGIES FUND
Jonathan Davies, CFA

Managing director of UBS AM since 2006, head of currency for UBS AM’s multi asset team since 2009, and UK investment coordinator for UBS AM since 2009. Mr. Davies has over 25 years of investment experience. He has a MA from Keble College, Oxford, and an MSc from the University of London.

Alistair Moran, CFA

Co-portfolio manager of UBS AM since 2015 and member of UBS AM’s asset allocation & currency committee since 2013. From 2013 to 2015, Mr. Moran was an analyst within UBS AM’s multi asset team. From 2008 to 2012, he was a financial regulator at the Financial Services Authority. Mr. Moran has over 7 years of investment experience. He has a BA from the Strathclyde University, Glasgow.

127

Wellington Management Company LLP

280 Congress Street, Boston, MA 02210

Wellington Management Company LLP (“Wellington”) is a Delaware limited liability partnership. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. As of March 31, 2017, Wellington’s total assets under management were approximately $1.02 trillion.

PF INTERNATIONAL VALUE FUND
Andrew M. Corry, CFA

Senior managing director of Wellington since 2015, and equity portfolio manager of Wellington since 2011. Mr. Corry has over 27 years of investment experience. He has a BA from Gettysburg College and an MBA from the University of Chicago.

James H. Shakin, CFA

Senior managing director of Wellington since 2001, and equity portfolio manager of Wellington since 2006. Mr. Shakin has over 30 years of investment experience. He has a BS from the University of Pennsylvania.

Western Asset Management Company

385 East Colorado Boulevard, Pasadena, California 91101

Western Asset Management Company operates from offices in California and New York. Portfolio management services are also provided by Western Asset Management Company Ltd. (Japan), Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Limited (United Kingdom) (together with Western Asset Management Company, these firms are collectively “Western Asset”), and each is a registered investment adviser, and a wholly-owned subsidiary of Legg Mason, Inc. Western Asset, together with other affiliated investment advisory entities around the world, provide global asset management services. As of March 31, 2017, Western Asset, together with its other affiliated investment advisory entities, had total assets under management of approximately $432 billion.

PF MANAGED BOND FUND
S. Kenneth Leech	Chief investment officer of Western Asset since 1990. Mr. Leech has over 38 years of investment experience. He has a BA, a BS, and an MBA from The Wharton School at the University of Pennsylvania.
Michael C. Buchanan, CFA

Deputy chief investment officer of Western Asset since 2015 and head of global credit at Western Asset since 2005. Mr. Buchanan has over 25 years of investment experience. He has a BA from Brown University.

Carl L. Eichstaedt, CFA

Portfolio manager of Western Asset since 1994. Mr. Eichstaedt has over 29 years of investment experience. He has a BS from the University of Illinois and an MBA from Kellogg Graduate School of Management at Northwestern University.

Chia-Liang Lian, CFA

Portfolio manager and head of Western Asset’s emerging markets debt since 2015. He joined Western Asset in 2011 after approximately 6 years with Pacific Investment Management Company (PIMCO), where he served as head of PIMCO’s emerging Asia portfolio management. Mr. Lian has over 22 years of investment experience. Mr. Lian has a BSc from the National University of Singapore.

Mark S. Lindbloom	Portfolio manager of Western Asset since 2005. Mr. Lindbloom has over 37 years of investment experience. He has a BS from Rider University and an MBA from Pace University.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is designed to help you understand how the Funds have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investment in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

The information in the Financial Highlights table is included and can be read in conjunction with the Trust’s financial statements and related notes, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report along with the Trust’s financial statements and related notes, are included in the Trust’s annual report dated as of March 31, 2017. To find out how you can obtain a copy of the annual report, please refer to the Where To Go For More Information section on the back cover of this Prospectus.

Certain Funds may invest in other investment companies, including other mutual funds, exchange-traded funds, and closed-end funds, to an extent that requires them to include “Acquired Fund Fees and Expenses” (“AFFE”) in their Annual Fund Operating Expenses table. Because these Funds’ tables include AFFE, the Annual Fund Operating Expenses in those tables will not correlate with the Expenses Before Reductions or Expenses After Reductions in the Financial Highlights table, which do not include AFFE. The Financial Highlights table does not include AFFE because they are not direct costs of a Fund. The impact of AFFE is reflected in the Total Returns of each Fund, including those shown in the Financial Highlights table.

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PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Core Income
4/1/2016 - 3/31/2017	$10.49	$0.30	$0.06	$0.36	($0.30)	$—		($0.30)	$10.55	0.73%	0.70%	2.86%	3.46%	$122,260	82%
4/27/2015 - 3/31/2016	10.88	0.31	(0.39)	(0.08)	(0.31)	—		(0.31)	10.49	0.74%	0.70%	3.17%	(0.75%)	15,964	74%
Pacific Funds Floating Rate Income
4/1/2016 - 3/31/2017	$9.76	$0.45	$0.38	$0.83	($0.43)	$—		($0.43)	$10.16	0.89%	0.87%	4.43%	8.56%	$78,660	168%
4/1/2015 - 3/31/2016	10.09	0.41	(0.33)	0.08	(0.41)	—		(0.41)	9.76	0.90%	0.87%	4.17%	0.97%	568	99%
4/1/2014 - 3/31/2015	10.52	0.45	(0.38)	0.07	(0.47)	(0.03)		(0.50)	10.09	0.89%	0.83%	4.44%	0.64%	691	80%
4/1/2013 - 3/31/2014	10.47	0.43	0.04	0.47	(0.40)	(0.02)		(0.42)	10.52	0.90%	0.80%	4.11%	4.53%	249	123%
12/31/2012 - 3/31/2013	10.29	0.12	0.16	0.28	(0.10)	—		(0.10)	10.47	0.99%	0.80%	4.70%	2.74%	14	186%
Pacific Funds High Income
4/1/2016 - 3/31/2017	$9.36	$0.49	$0.93	$1.42	($0.58)	$—		($0.58)	$10.20	0.95%	0.80%	5.04%	15.47%	$10,554	61%
4/1/2015 - 3/31/2016	10.40	0.52	(1.09)	(0.57)	(0.47)	—		(0.47)	9.36	0.88%	0.80%	5.30%	(5.60%)	113,998	54%
1/14/2015 - 3/31/2015	10.22	0.11	0.19	0.30	(0.12)	—		(0.12)	10.40	1.06%	0.80%	5.15%	2.94%	38,919	60%
PF Inflation Managed Fund
4/1/2016 - 3/31/2017	$8.73	$0.29	($0.10)	$0.19	$—	$—		$—	$8.92	0.98%	0.80%	3.35%	2.18%	$13,130	194%
4/1/2015 - 3/31/2016	8.80	0.20	(0.27)	(0.07)	—	—		—	8.73	0.79%	0.64%	2.36%	(0.80%)	52,190	89%
4/1/2014 - 3/31/2015	8.84	0.06	0.15	0.21	(0.25)	—		(0.25)	8.80	0.68%	0.58%	0.68%	2.38%	126,154	139%
4/1/2013 - 3/31/2014	9.73	0.07	(0.78)	(0.71)	(0.04)	(0.14)		(0.18)	8.84	0.64%	0.56%	0.83%	(7.40%)	185,765	36%
4/1/2012 - 3/31/2013	10.79	0.21	0.52	0.73	(0.51)	(1.28)		(1.79)	9.73	0.69%	0.58%	1.95%	6.79%	164,281	111%
PF Managed Bond Fund
4/1/2016 - 3/31/2017	$10.57	$0.26	$0.10	$0.36	($0.15)	($0.11)		($0.26)	$10.67	0.64%	0.56%	2.39%	3.42%	$742,216	372%
4/1/2015 - 3/31/2016	11.06	0.28	(0.16)	0.12	(0.25)	(0.36)		(0.61)	10.57	0.64%	0.55%	2.58%	1.31%	421,377	370%
4/1/2014 - 3/31/2015	10.76	0.15	0.52	0.67	(0.17)	(0.20)		(0.37)	11.06	0.63%	0.55%	1.37%	6.32%	643,882	578%
4/1/2013 - 3/31/2014	11.11	0.13	(0.27)	(0.14)	(0.15)	(0.06)		(0.21)	10.76	0.63%	0.55%	1.16%	(1.22%)	579,753	530%
4/1/2012 - 3/31/2013	10.86	0.20	0.55	0.75	(0.35)	(0.15)		(0.50)	11.11	0.66%	0.56%	1.75%	6.85%	565,285	495%
PF Short Duration Bond Fund
4/1/2016 - 3/31/2017	$9.84	$0.12	$0.01	$0.13	($0.09)	$—		($0.09)	$9.88	0.68%	0.55%	1.16%	1.36%	$167,639	233%
4/1/2015 - 3/31/2016	10.01	0.12	(0.09)	0.03	(0.20)	—		(0.20)	9.84	0.65%	0.55%	1.18%	0.35%	75,899	98%
4/1/2014 - 3/31/2015	10.05	0.11	(0.02)	0.09	(0.13)	—		(0.13)	10.01	0.64%	0.55%	1.11%	0.88%	213,334	60%
4/1/2013 - 3/31/2014	10.12	0.10	(0.04)	0.06	(0.13)	—		(0.13)	10.05	0.64%	0.55%	1.02%	0.64%	229,189	43%
4/1/2012 - 3/31/2013	10.07	0.11	0.08	0.19	(0.14)	(0.00	)(5)	(0.14)	10.12	0.65%	0.55%	1.08%	1.86%	223,601	63%
PF Emerging Markets Debt Fund
4/1/2016 - 3/31/2017	$9.14	$0.72	$0.58	$1.30	($1.05)	$—		($1.05)	$9.39	1.10%	0.94%	7.58%	14.88%	$42,614	75%
4/1/2015 - 3/31/2016	8.89	0.61	(0.35)	0.26	(0.01)	—		(0.01)	9.14	1.07%	0.94%	6.91%	2.93%	108,161	80%
4/1/2014 - 3/31/2015	9.69	0.50	(0.95)	(0.45)	(0.35)	—		(0.35)	8.89	1.08%	0.94%	5.20%	(4.73%)	162,011	105%
4/1/2013 - 3/31/2014	10.53	0.47	(0.90)	(0.43)	(0.32)	(0.09)		(0.41)	9.69	1.06%	0.94%	4.71%	(3.92%)	130,516	116%
6/29/2012 - 3/31/2013	10.00	0.37	0.46	0.83	(0.27)	(0.03)		(0.30)	10.53	1.17%	0.94%	4.67%	8.24%	85,846	61%
PF Comstock Fund
4/1/2016 - 3/31/2017	$13.66	$0.23	$2.75	$2.98	($0.36)	($1.28)		($1.64)	$15.00	0.97%	0.89%	1.55%	21.92%	$183,720	22%
4/1/2015 - 3/31/2016	17.07	0.27	(1.46)	(1.19)	(0.36)	(1.86)		(2.22)	13.66	0.96%	0.89%	1.73%	(7.54%)	214,771	16%
4/1/2014 - 3/31/2015	17.61	0.22	1.07	1.29	(0.37)	(1.46)		(1.83)	17.07	0.96%	0.89%	1.25%	7.22%	269,705	21%
4/1/2013 - 3/31/2014	14.40	0.25	3.11	3.36	(0.15)	—		(0.15)	17.61	0.97%	0.89%	1.53%	23.36%	308,598	14%
4/1/2012 - 3/31/2013	12.47	0.19	1.91	2.10	(0.17)	—		(0.17)	14.40	0.97%	0.89%	1.51%	16.96%	261,671	35%
PF Developing Growth Fund
4/1/2016 - 3/31/2017	$9.80	($0.04)	$1.74	$1.70	$—	$—		$—	$11.50	0.90%	0.75%	(0.40%)	17.35%	$8,805	123%
4/1/2015 - 3/31/2016	14.80	(0.07)	(3.18)	(3.25)	—	(1.75)		(1.75)	9.80	0.82%	0.75%	(0.51%)	(23.59%)	42,196	229%
4/1/2014 - 3/31/2015	15.54	(0.05)	1.20	1.15	—	(1.89)		(1.89)	14.80	0.82%	0.75%	(0.35%)	8.36%	83,731	264%
4/1/2013 - 3/31/2014	13.29	(0.04)	2.67	2.63	(0.02)	(0.36)		(0.38)	15.54	0.83%	0.75%	(0.28%)	19.90%	59,921	84%
4/1/2012 - 3/31/2013	11.86	0.03	1.40	1.43	—	—		—	13.29	0.90%	0.75%	0.21%	12.06%	50,898	92%
PF Growth Fund
4/1/2016 - 3/31/2017	$18.82	$0.02	$2.61	$2.63	($0.02)	($0.49)		($0.51)	$20.94	0.77%	0.70%	0.12%	14.25%	$135,132	43%
4/1/2015 - 3/31/2016	19.30	0.02	0.43	0.45	(0.09)	(0.84)		(0.93)	18.82	0.76%	0.70%	0.11%	2.17%	122,698	35%
4/1/2014 - 3/31/2015	17.33	0.05	2.19	2.24	(0.13)	(0.14)		(0.27)	19.30	0.76%	0.70%	0.30%	12.96%	147,893	39%
4/1/2013 - 3/31/2014	13.93	0.03	3.47	3.50	(0.10)	—		(0.10)	17.33	0.79%	0.70%	0.20%	25.15%	101,285	76%
4/1/2012 - 3/31/2013	13.12	0.08	0.90	0.98	(0.17)	—		(0.17)	13.93	0.86%	0.70%	0.63%	7.53%	48,611	72%

See explanation of references, if any, on A-3

A-1

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Large-Cap Growth Fund
4/1/2016 - 3/31/2017	$9.24	($0.01)	$1.50	$1.49	$—	($0.62)	($0.62)	$10.11	0.97%	0.86%	(0.11%)	16.74%	$89,167	80%
4/1/2015 - 3/31/2016	10.71	(0.02)	(0.17)	(0.19)	—	(1.28)	(1.28)	9.24	0.96%	0.86%	(0.15%)	(2.67%)	150,939	83%
4/1/2014 - 3/31/2015	10.28	(0.02)	1.51	1.49	—	(1.06)	(1.06)	10.71	0.96%	0.86%	(0.16%)	14.84%	199,138	100%
4/1/2013 - 3/31/2014	10.40	(0.01)	2.41	2.40	(0.02)	(2.50)	(2.52)	10.28	0.97%	0.84%	(0.06%)	23.58%	172,613	163%
4/1/2012 - 3/31/2013	10.30	0.03	0.70	0.73	—	(0.63)	(0.63)	10.40	0.99%	0.81%	0.31%	7.66%	142,398	131%
PF Large-Cap Value Fund
4/1/2016 - 3/31/2017	$14.78	$0.22	$2.11	$2.33	($0.20)	($0.31)	($0.51)	$16.60	0.86%	0.80%	1.40%	15.88%	$433,551	21%
4/1/2015 - 3/31/2016	16.46	0.23	(0.43)	(0.20)	(0.22)	(1.26)	(1.48)	14.78	0.86%	0.80%	1.45%	(1.29%)	299,971	10%
4/1/2014 - 3/31/2015	16.71	0.23	1.36	1.59	(0.38)	(1.46)	(1.84)	16.46	0.86%	0.80%	1.37%	9.40%	344,403	13%
4/1/2013 - 3/31/2014	13.96	0.36	2.62	2.98	(0.23)	—	(0.23)	16.71	0.86%	0.80%	2.33%	21.41%	380,372	13%
4/1/2012 - 3/31/2013	12.31	0.23	1.66	1.89	(0.24)	—	(0.24)	13.96	0.87%	0.80%	1.80%	15.54%	324,085	26%
PF Main Street Core Fund
4/1/2016 - 3/31/2017	$12.16	$0.18	$1.91	$2.09	($0.16)	($0.06)	($0.22)	$14.03	0.66%	0.60%	1.38%	17.29%	$301,322	51%
4/1/2015 - 3/31/2016	14.26	0.17	0.26	0.43	(0.16)	(2.37)	(2.53)	12.16	0.66%	0.60%	1.27%	2.87%	211,675	50%
4/1/2014 - 3/31/2015	14.85	0.16	1.51	1.67	(0.14)	(2.12)	(2.26)	14.26	0.66%	0.60%	1.06%	11.36%	270,813	46%
4/1/2013 - 3/31/2014	12.20	0.13	2.65	2.78	(0.13)	—	(0.13)	14.85	0.67%	0.60%	0.99%	22.84%	257,575	66%
4/1/2012 - 3/31/2013	11.26	0.14	0.96	1.10	(0.16)	—	(0.16)	12.20	0.68%	0.60%	1.21%	9.93%	212,428	60%
PF Mid-Cap Equity Fund
4/1/2016 - 3/31/2017	$10.63	$0.05	$2.43	$2.48	($0.17)	($1.94)	($2.11)	$11.00	0.89%	0.80%	0.45%	24.02%	$66,011	101%
4/1/2015 - 3/31/2016	12.15	0.15	(0.59)	(0.44)	(0.12)	(0.96)	(1.08)	10.63	0.86%	0.80%	1.34%	(3.79%)	169,595	184%
4/1/2014 - 3/31/2015	12.84	0.05	0.80	0.85	(0.03)	(1.51)	(1.54)	12.15	0.86%	0.80%	0.40%	7.44%	218,141	172%
4/1/2013 - 3/31/2014	11.00	0.04	2.84	2.88	(0.06)	(0.98)	(1.04)	12.84	0.87%	0.80%	0.36%	26.82%	171,357	114%
4/1/2012 - 3/31/2013	10.29	0.06	0.72	0.78	(0.07)	—	(0.07)	11.00	0.90%	0.80%	0.65%	7.63%	138,416	191%
PF Mid-Cap Growth Fund
4/1/2016 - 3/31/2017	$7.11	$0.00 (5)	$0.93	$0.93	($0.09)	($0.83)	($0.92)	$7.12	0.96%	0.82%	0.04%	13.67%	$14,511	19%
4/1/2015 - 3/31/2016	8.71	0.03	(0.89)	(0.86)	(0.01)	(0.73)	(0.74)	7.11	0.91%	0.80%	0.32%	(10.01%)	58,767	43%
4/1/2014 - 3/31/2015	8.17	0.01	0.92	0.93	(0.01)	(0.38)	(0.39)	8.71	0.91%	0.80%	0.08%	11.57%	85,989	35%
4/1/2013 - 3/31/2014	8.58	(0.01)	1.93	1.92	(0.01)	(2.32)	(2.33)	8.17	0.93%	0.83%	(0.09%)	23.39%	90,804	135%
4/1/2012 - 3/31/2013	8.87	0.05	(0.03)	0.02	(0.02)	(0.29)	(0.31)	8.58	1.00%	0.85%	0.60%	0.61%	61,557	48%
PF Mid-Cap Value Fund
4/1/2016 - 3/31/2017	$9.72	$0.04	$1.93	$1.97	($0.13)	$—	($0.13)	$11.56	0.92%	0.92%	0.36%	20.36%	$197,317	56%
7/29/2015 - 3/31/2016	10.00	0.09	(0.32)	(0.23)	(0.05)	—	(0.05)	9.72	0.93%	0.93%	1.34%	(2.30%)	250,968	32%
PF Small-Cap Value Fund
4/1/2016 - 3/31/2017	$10.14	$0.01	$2.44	$2.45	($0.07)	($0.43)	($0.50)	$12.09	0.98%	0.90%	0.12%	23.99%	$118,590	49%
4/1/2015 - 3/31/2016	10.45	0.03	(0.27)	(0.24)	(0.01)	(0.06)	(0.07)	10.14	0.96%	0.90%	0.33%	(2.29%)	199,324	55%
4/1/2014 - 3/31/2015	13.55	0.07	1.17	1.24	(0.14)	(4.20)	(4.34)	10.45	0.96%	0.90%	0.55%	11.55%	145,801	140%
4/1/2013 - 3/31/2014	12.15	0.20	1.98	2.18	(0.16)	(0.62)	(0.78)	13.55	0.97%	0.90%	1.52%	18.13%	147,702	41%
4/1/2012 - 3/31/2013	10.58	0.22	1.52	1.74	(0.17)	—	(0.17)	12.15	1.00%	0.90%	2.08%	16.72%	125,647	38%
PF Emerging Markets Fund
4/1/2016 - 3/31/2017	$12.09	$0.08	$1.71	$1.79	($0.07)	$—	($0.07)	$13.81	1.20%	0.95%	0.64%	14.83%	$200,620	69%
4/1/2015 - 3/31/2016	13.58	0.10	(1.47)	(1.37)	(0.12)	—	(0.12)	12.09	1.23%	0.95%	0.84%	(10.09%)	118,049	65%
4/1/2014 - 3/31/2015	14.75	0.12	(0.71)	(0.59)	(0.19)	(0.39)	(0.58)	13.58	1.23%	0.95%	0.81%	(4.15%)	138,242	40%
4/1/2013 - 3/31/2014	14.22	0.09	0.83	0.92	(0.10)	(0.29)	(0.39)	14.75	1.27%	0.95%	0.59%	6.43%	153,333	31%
4/1/2012 - 3/31/2013	13.55	0.08	0.68	0.76	(0.09)	—	(0.09)	14.22	1.36%	0.95%	0.62%	5.60%	110,810	40%
PF International Large-Cap Fund
4/1/2016 - 3/31/2017	$16.69	$0.25	$1.58	$1.83	($0.33)	$—	($0.33)	$18.19	1.13%	1.00%	1.46%	11.17%	$176,670	16%
4/1/2015 - 3/31/2016	18.50	0.20	(1.85)	(1.65)	(0.16)	—	(0.16)	16.69	1.10%	1.00%	1.17%	(8.93%)	289,863	24%
4/1/2014 - 3/31/2015	18.46	0.29	0.01	0.30	(0.26)	—	(0.26)	18.50	1.10%	1.00%	1.56%	1.70%	220,898	41%
4/1/2013 - 3/31/2014	16.48	0.22	1.97	2.19	(0.21)	—	(0.21)	18.46	1.10%	1.00%	1.23%	13.28%	240,522	14%
4/1/2012 - 3/31/2013	15.12	0.23	1.40	1.63	(0.27)	—	(0.27)	16.48	1.13%	1.00%	1.55%	10.88%	198,963	28%

See explanation of references, if any, on A-3

A-2

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF International Small-Cap Fund
4/1/2016 - 3/31/2017	$10.27	$0.21	$1.10	$1.31	($0.41)	($0.67)	($1.08)	$10.50	1.18%	1.09%	2.07%	13.85%	$42,798	53%
4/1/2015 - 3/31/2016	10.69	0.15	(0.12)	0.03	(0.32)	(0.13)	(0.45)	10.27	1.11%	1.08%	1.37%	0.22%	118,558	51%
1/14/2015 - 3/31/2015	10.00	0.03	0.66	0.69	—	—	—	10.69	1.24%	1.08%	1.34%	6.90%	127,493	8%
PF International Value Fund
4/1/2016 - 3/31/2017	$8.35	$0.21	$1.03	$1.24	($0.28)	$—	($0.28)	$9.31	0.90%	0.80%	2.43%	15.15%	$174,630	67%
4/1/2015 - 3/31/2016	9.51	0.16	(1.19)	(1.03)	(0.13)	—	(0.13)	8.35	0.92%	0.80%	1.80%	(10.87%)	140,760	73%
4/1/2014 - 3/31/2015	10.33	0.22	(0.65)	(0.43)	(0.39)	—	(0.39)	9.51	0.91%	0.80%	2.19%	(4.07%)	142,653	87%
4/1/2013 - 3/31/2014	9.10	0.39	1.08	1.47	(0.24)	—	(0.24)	10.33	0.91%	0.80%	3.89%	16.15%	176,541	54%
4/1/2012 - 3/31/2013	8.62	0.20	0.51	0.71	(0.23)	—	(0.23)	9.10	0.94%	0.80%	2.30%	8.26%	146,550	66%
PF Real Estate Fund
4/1/2016 - 3/31/2017	$15.99	$0.16	($0.18)	($0.02)	($0.39)	($0.64)	($1.03)	$14.94	1.12%	1.05%	1.01%	(0.14%)	$39,038	27%
4/1/2015 - 3/31/2016	16.87	0.36	0.15	0.51	(0.23)	(1.16)	(1.39)	15.99	1.12%	1.05%	2.33%	3.61%	70,717	26%
4/1/2014 - 3/31/2015	14.19	0.22	3.11	3.33	(0.31)	(0.34)	(0.65)	16.87	1.11%	1.05%	1.41%	23.69%	49,486	34%
4/1/2013 - 3/31/2014	13.67	0.21	0.54	0.75	(0.23)	—	(0.23)	14.19	1.12%	1.05%	1.52%	5.61%	73,828	18%
4/1/2012 - 3/31/2013	12.59	0.17	1.08	1.25	(0.17)	—	(0.17)	13.67	1.16%	1.05%	1.35%	9.98%	60,138	23%
PF Currency Strategies Fund
4/1/2016 - 3/31/2017	$9.75	($0.06)	$0.90	$0.84	($1.10)	$—	($1.10)	$9.49	0.90%	0.90%	(0.62%)	8.95%	$87,822	0%
4/1/2015 - 3/31/2016	9.92	(0.08)	0.11	0.03	(0.20)	—	(0.20)	9.75	0.86%	0.86%	(0.78%)	0.35%	127,251	82%
4/1/2014 - 3/31/2015	9.41	(0.07)	0.79	0.72	(0.21)	—	(0.21)	9.92	0.86%	0.86%	(0.76%)	7.69%	187,572	141%
4/1/2013 - 3/31/2014	10.32	(0.07)	(0.52)	(0.59)	(0.32)	—	(0.32)	9.41	0.89%	0.85%	(0.68%)	(5.98%)	131,023	49%
12/7/2012 - 3/31/2013	10.00	(0.02)	0.34	0.32	—	—	—	10.32	0.94%	0.85%	(0.69%)	3.20%	118,643	49%
PF Equity Long/Short Fund
4/1/2016 - 3/31/2017	$10.31	($0.10)	$1.38	$1.28	($1.81)	$—	($1.81)	$9.78	1.43%	1.28%	(0.95%)	13.10%	$71,081	0%
4/27/2015 - 3/31/2016	10.00	(0.12)	2.09	1.97	(1.66)	—	(1.66)	10.31	1.42%	1.27%	(1.21%)	20.01%	167,587	0%
PF Global Absolute Return Fund
4/1/2016 - 3/31/2017	$9.04	$0.41	$0.02	$0.43	($0.33)	$—	($0.33)	$9.14	1.19%	1.10%	4.47%	4.80%	$87,044	100%
4/1/2015 - 3/31/2016	10.03	0.47	(0.61)	(0.14)	(0.85)	—	(0.85)	9.04	1.17%	1.08%	4.87%	(1.46%)	131,774	127%
4/1/2014 - 3/31/2015	9.69	0.48	0.39	0.87	(0.53)	—	(0.53)	10.03	1.21%	1.10%	4.82%	9.13%	177,656	132%
4/1/2013 - 3/31/2014	10.19	0.36	(0.65)	(0.29)	(0.20)	(0.01)	(0.21)	9.69	1.36%	1.18%	3.64%	(2.80%)	198,360	115%
12/7/2012 - 3/31/2013	10.00	0.07	0.13	0.20	(0.01)	—	(0.01)	10.19	1.20%	1.06%	2.25%	1.96%	171,925	38%

(1)	Net investment income (loss) per share has been calculated using the average shares method.
(2)	The ratios are annualized for periods of less than one full year.
(3)	The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any.
(4)	The total returns include reinvestment of all dividends and capital gains distribution, if any. Total returns are not annualized for periods less than one full year.
(5)	Reflects an amount rounding to less than $0.01 per share.

A-3

WHERE TO GO FOR MORE INFORMATION

You’ll find more information about the Funds in the following documents:

Annual, Semi-Annual and Quarterly Reports

The Trust’s annual, semi-annual and quarterly reports for the Funds included in this Prospectus, once available, will provide additional information about Fund investments. The Trust’s annual reports list the holdings of the Funds (or a summary of holdings), describe Fund performance, include audited financial statements and tell you how investment strategies and Fund performance have responded to recent market conditions and economic trends. The Trust’s semi-annual reports list the holdings of the Funds (or a summary of the holdings) and include unaudited financial statements. The Trust’s annual and semi-annual reports may contain a summary schedule of investments for certain Funds. A complete schedule of investments may be obtained as noted below. The Trust’s quarterly reports provide a list of the holdings of the Funds.

Statement of Additional Information (“SAI”)

The SAI contains detailed information about each Fund’s investments, strategies and risks and a full description of the Trust’s policies and procedures regarding disclosure of the Funds’ portfolio holdings. The SAI is considered to be part of this Prospectus because it is incorporated herein by reference.

How to Obtain Documents

The prospectuses, the SAI and other regulatory documents of the Trust, once filed, are available, free of charge, on the Trust’s website (www.pacificlife.com/pacificfunds.html). You may also call or write for a free copy of these documents. You can also obtain these documents, reports and other information by contacting the U.S. Securities and Exchange Commission’s (“SEC”) Public Reference Room. The SEC may charge you a fee for this information.

Portfolio Holdings Information

Each Fund’s unaudited portfolio holdings information can be found at www.PacificLife.com/PacificFundsMonthlyHoldings.html. Month-end portfolio holdings for Funds are generally posted approximately three to five business days following month end. There may be an additional delay for certain Funds as indicated on the website. The investment adviser reserves the right to post holdings for any Fund more frequently than monthly, but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted or longer if required by law.

How to Contact the Trust

If you have any questions about any of the Funds or would like to obtain a copy of the Trust’s prospectuses, SAI or annual or semi-annual report at no cost, contact:

Regular mail: Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768

Express mail: Pacific Funds, 4400 Computer Drive, Westborough, MA 01581

Telephone: Customer Service (800) 722-2333 (select Option 2) (Monday through Friday)

How to Contact the SEC

Commission’s Public Reference Section

100 F Street, NE

Washington, D.C. 20549-1520

Website: www.sec.gov

E-mail: publicinfo@sec.gov

Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You may also access reports and other information about a Fund on the EDGAR Database on the SEC’s webpage at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (“FINRA”) provides investor protection education through its website and printed materials. The FINRA website address is www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck may be obtained from FINRA. The FINRA BrokerCheck hotline number is 1-800-289-9999. FINRA does not charge a fee for BrokerCheck services.

SEC file number 811-10385

Prospectus dated August 1, 2017

TICKER SYMBOLS by Share Class
FUND	Class S	Class P
Pacific FundsSM Large-Cap	PFKIX	N/A
Pacific FundsSM Large-Cap Value	PFVIX	N/A
Pacific FundsSM Small/Mid-Cap	PFOIX	N/A
Pacific FundsSM Small-Cap	PFJIX	N/A
Pacific FundsSM Small-Cap Value	PFEIX	N/A
Pacific FundsSM Small-Cap Growth	PFYIX	N/A

You should be aware that the U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. It is a criminal offense to say otherwise.

Fund Summaries

Pacific Funds Large-Cap	3
Pacific Funds Large-Cap Value	5
Pacific Funds Small/Mid-Cap	7
Pacific Funds Small-Cap	9
Pacific Funds Small-Cap Value	11
Pacific Funds Small-Cap Growth	14
Additional Summary Information	17
Additional Information About Principal Investment Strategies and Principal Risks	17
Pacific Funds Large-Cap	17
Pacific Funds Large-Cap Value	18
Pacific Funds Small/Mid-Cap	18
Pacific Funds Small-Cap	18
Pacific Funds Small-Cap Value	19
Pacific Funds Small-Cap Growth	19
General Investment Information	20
Additional Risk Information	20
Additional Information About Fees and Expenses	23
Overview of Class S and Class P Shares	23
Purchasing Shares	24
Minimums	24
Redeeming and Exchanging Shares	24
Execution of Your Requests	24
Index Definitions	24
Other Fund Information	25
How Share Prices Are Calculated	25
Prevention of Disruptive Trading	26
Dividends and Distributions	27
General Summary of Tax Consequences	27
Document Delivery	28
Fund Organization	29
About Management	29
Performance of Comparable Accounts	30
About the Comparable Account Presentation	30
Financial Highlights	38

Where To Go For More Information	back cover of this Prospectus

Trademarks and service marks (“Marks”) regarding Pacific Funds are owned and/or registered by Pacific Life Insurance Company or its affiliates. Third-party Marks belong to their respective owners.

2

Pacific FundsSM Large-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class P
Management Fee	0.65%	0.65%
Other Expenses	1.53%	1.53%
Total Annual Fund Operating Expenses	2.18%	2.18%
Less Fee Waiver and Expense Reimbursement[2,3]	(1.53%)	(1.43%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.65%	0.75%

1 The expense information has been restated to reflect current fees.

2 The investment adviser has agreed to waive 0.10% of its management fee through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

3 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class S shares and 0.20% for Class P shares through 1/10/2019. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver and expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class S	$66	$534	$1,029	$2,393
Class P	$77	$544	$1,038	$2,401

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 108% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of large capitalization U.S. companies. The Fund defines a large-capitalization company as one whose market capitalization falls within the range of the Russell 1000 Index at the time of purchase. As of March 31, 2017, the market capitalization range of the Russell 1000 Index was approximately $98.4 million to $786.9 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $170.5 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 1000 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

3

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Large-Cap Core Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund's objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund. Class S of the Fund was first offered on January 11, 2016. Class P shares of the Fund have not yet commenced operations as of the date of this Prospectus. Returns will be included in the Average Annual Total Returns table for the Class P shares once Class P has commenced operations.

The bar chart shows the performance of the Fund’s Class S shares. The performance figures shown below for Class S shares of the Fund for periods prior to March 20, 2015 reflect the historical performance of the then-existing Investor Class shares of the Predecessor Fund, and for the period from March 20, 2015 to January 10, 2016 reflect the historical performance of the then-existing Institutional Class shares of the Predecessor Fund. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Class S shares of the Fund. If these returns had been adjusted, then performance for Class S could vary from the returns shown based on differences in its fee and expense structure. The Investor Class shares and the Institutional Class shares of the Predecessor Fund commenced operations on December 31, 2014 and March 20, 2015, respectively.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class S return for the period 1/1/17 through 6/30/17: 8.42%

Best and worst quarterly performance reflected within the bar chart: Q4 2015: 4.72%; Q3 2015: (7.28%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Class S (before taxes)	9.63%	3.99%
Class S (after taxes on distributions)	9.21%	3.53%
Class S (after taxes on distributions and sale of Fund shares)	5.81%	3.00%
S&P 500 Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	11.96%	6.54%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class S shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild Asset Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund

Luis Ferreira, CFA, Managing Director, Portfolio Manager	Since 2014*
Chris R. Kaufman, Managing Director, Portfolio Manager	Since 2014*
Paul Roukis, CFA, Managing Director, Portfolio Manager	Since 2014*

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 17 in this Prospectus.

4

Pacific FundsSM Large-Cap Value

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class P
Management Fee	0.65%	0.65%
Other Expenses	0.64%	0.64%
Total Annual Fund Operating Expenses	1.29%	1.29%
Less Expense Reimbursement[2]	(0.54%)	(0.44%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.75%	0.85%

1 The expense information has been restated to reflect current fees.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class S shares and 0.20% for Class P shares through 1/10/2019. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class S	$77	$356	$656	$1,509
Class P	$87	$366	$665	$1,518

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 65% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of large capitalization U.S. companies. The Fund defines a large-capitalization company as one whose market capitalization falls within the range of the Russell 1000 Value Index at the time of purchase, and invests primarily in equity securities of large-capitalization value companies as defined by the Russell 1000 Value Index. As of March 31, 2017, the market capitalization range of the Russell 1000 Value Index was approximately $2.4 billion to $786.9 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $119.5 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 1000 Value Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The Fund will sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Although large-capitalization companies tend to have stabler prices than smaller, less established companies, they are still subject to equity securities risk. In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or

5

unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Large-Cap Value Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund's objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund. Class S of the Fund was first offered on January 11, 2016. Class P shares of the Fund have not yet commenced operations as of the date of this Prospectus. Returns will be included in the Average Annual Total Returns table for the Class P shares once Class P has commenced operations and has a full calendar year of performance.

The bar chart shows the performance of the Fund’s Class S shares. The performance figures shown below for Class S shares of the Fund reflect the historical performance of the then-existing Investor Class shares of the Predecessor Fund for periods prior to January 11, 2016. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Class S shares of the Fund. If these returns had been adjusted, then performance for Class S could vary from the returns shown based on differences in its fee and expense structure. The Investor Class shares of the Predecessor Fund commenced operations on December 31, 2014.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class S return for the period 1/1/17 through 6/30/17: 3.76%

Best and worst quarterly performance reflected within the bar chart: Q4 2016: 5.80%; Q3 2015: (6.81%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Class S (before taxes)	10.80%	4.13%
Class S (after taxes on distributions)	10.38%	3.54%
Class S (after taxes on distributions and sale of Fund shares)	6.46%	3.09%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	17.34%	6.23%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class S shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild Asset Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Chris R. Kaufman, Managing Director, Portfolio Manager	Since 2014*
Paul Roukis, CFA, Managing Director, Portfolio Manager	Since 2014*
Luis Ferreira, CFA, Managing Director, Portfolio Manager	Since 2014*

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 17 in this Prospectus.

6

Pacific FundsSM Small/Mid-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class P
Management Fee	0.85%	0.85%
Other Expenses	0.42%	0.42%
Total Annual Fund Operating Expenses	1.27%	1.27%
Less Expense Reimbursement[2]	(0.27%)	(0.22%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.00%	1.05%

1 The expense information has been restated to reflect current fees.

2  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% for Class S shares and 0.20% for Class P shares through 1/10/2019. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class S	$102	$376	$671	$1,510
Class P	$107	$381	$676	$1,515

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 45% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small and medium capitalization U.S. companies. The Fund defines small and medium capitalization companies as companies whose market capitalizations fall within the range of the Russell 2500 Index at the time of purchase. As of March 31, 2017, the market capitalization range of the Russell 2500 Index was approximately $6.4 million to $19.8 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $4.1 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2500 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio

7

management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund's returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Small/Mid-Cap Core Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund's objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund. Class S of the Fund was first offered on January 11, 2016. Class P shares of the Fund have not yet commenced operations as of the date of this Prospectus. Returns will be included in the Average Annual Total Returns table for the Class P shares once Class P has commenced operations.

The bar chart shows the performance of the Fund’s Class S shares. The performance figures shown below for Class S shares of the Fund reflect the historical performance of the then-existing Institutional Class shares of the Predecessor Fund for periods prior to January 11, 2016. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Class S shares of the Fund. If these returns had been adjusted, then performance for Class S could vary from the returns shown based on differences in its fee and expense structure. The Institutional Class shares of the Predecessor Fund commenced operations on December 31, 2014.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class S return for the period 1/1/17 through 6/30/17: 7.10%

Best and worst quarterly performance reflected within the bar chart: Q4 2016: 7.51%; Q3 2015: (9.15%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Class S (before taxes)	14.84%	7.45%
Class S (after taxes on distributions)	14.75%	7.28%
Class S (after taxes on distributions and sale of Fund shares)	8.48%	5.70%
Russell 2500 Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	17.59%	6.85%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class S shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild Asset Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
R. Daniel Oshinskie, CFA, Chief Investment Officer, Portfolio Manager	Since 2014*
Joseph Bellantoni, CFA, Managing Director, Portfolio Manager	Since 2014*
Tina Jones, CFA, Managing Director, Portfolio Manager	Since 2014*
Douglas J. Levine, CFA, Managing Director, Portfolio Manager	Since 2014*

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 17 in this Prospectus.

8

Pacific FundsSM Small-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class P
Management Fee	0.85%	0.85%
Other Expenses	1.85%	1.85%
Total Annual Fund Operating Expenses	2.70%	2.70%
Less Expense Reimbursement[2]	(1.70%)	(1.65%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.00%	1.05%

1 The expense information has been restated to reflect current fees.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% for Class S shares and 0.20% for Class P shares through 1/10/2019. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class S	$102	$677	$1,278	$2,907
Class P	$107	$681	$1,282	$2,910

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 62% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Index at the time of purchase. As of March 31, 2017, the market capitalization range of the Russell 2000 Index was approximately $6.4 million to $13.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $4.3 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio

9

management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund's returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Small-Cap Core Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund's objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund. Class S of the Fund was first offered on January 11, 2016. Class P shares of the Fund have not yet commenced operations as of the date of this Prospectus. Returns will be included in the Average Annual Total Returns table for the Class P shares once Class P has commenced operations.

The bar chart shows the performance of the Fund’s Class S shares. The performance figures shown below for Class S shares of the Fund reflect the historical performance of the then-existing Institutional Class shares of the Predecessor Fund for periods prior to January 11, 2016. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Class S shares of the Fund. If these returns had been adjusted, then performance for Class S could vary from the returns shown based on differences in its fee and expense structure. The Institutional Class shares of the Predecessor Fund commenced operations on December 31, 2014.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class S return for the period 1/1/17 through 6/30/17: 4.99%

Best and worst quarterly performance reflected within the bar chart: Q4 2016: 9.47%; Q3 2015: (10.06%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Class S (before taxes)	17.97%	7.77%
Class S (after taxes on distributions)	15.73%	6.67%
Class S (after taxes on distributions and sale of Fund shares)	12.01%	5.97%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	21.31%	7.68%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class S shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild Asset Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Joseph Bellantoni, CFA, Managing Director, Lead Portfolio Manager	Since 2014*
Tina Jones, CFA, Managing Director, Portfolio Manager	Since 2014*
Douglas J. Levine, CFA, Managing Director, Portfolio Manager	Since 2014*
R. Daniel Oshinskie, CFA, Chief Investment Officer, Portfolio Manager	Since 2014*

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 17 in this Prospectus.

10

Pacific FundsSM Small-Cap Value

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class P
Management Fee	0.85%	0.85%
Other Expenses	0.57%	0.57%
Total Annual Fund Operating Expenses	1.42%	1.42%
Less Expense Reimbursement[2]	(0.42%)	(0.37%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.00%	1.05%

1 The expense information has been restated to reflect current fees.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% for Class S shares and 0.20% for Class P shares through 1/10/2019. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class S	$102	$408	$736	$1,666
Class P	$107	$413	$741	$1,670

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 76% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Value Index at the time of purchase, and invests primarily in equity securities of small capitalization value companies as defined by the Russell 2000 Value Index. As of March 31, 2017, the market capitalization range of the Russell 2000 Value Index was approximately $224.0 million to $13.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $2.4 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Value Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a

11

single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Value Companies Risk: Value companies are those that are thought to be undervalued and perceived as trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund's returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Small-Cap Value Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund's objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund. Class S of the Fund was first offered on January 11, 2016. Class P shares of the Fund have not yet commenced operations as of the date of this Prospectus. Returns will be included in the Average Annual Total Returns table for the Class P shares once Class P has commenced operations.

The bar chart shows the performance of the Fund’s Class S shares. The performance figures shown below for Class S shares of the Fund reflect the historical performance of the then-existing Institutional Class shares of the Predecessor Fund for periods prior to January 11, 2016. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Class S shares of the Fund. If these returns had been adjusted, then performance for Class S could vary from the returns shown based on differences in its fee and expense structure. The Institutional Class shares of the Predecessor Fund commenced operations on December 31, 2014.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class S return for the period 1/1/17 through 6/30/17: (1.29%)

Best and worst quarterly performance reflected within the bar chart: Q4 2016: 12.78%; Q3 2015: (8.11%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Class S (before taxes)	24.75%	9.69%
Class S (after taxes on distributions)	24.37%	9.10%
Class S (after taxes on distributions and sale of Fund shares)	14.16%	7.25%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	31.74%	10.41%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class S shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

12

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild Asset Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Tina Jones, CFA, Managing Director, Lead Portfolio Manager	Since 2014*
Joseph Bellantoni, CFA, Managing Director, Portfolio Manager	Since 2014*
Douglas J. Levine, CFA, Managing Director, Portfolio Manager	Since 2014*
R. Daniel Oshinskie, CFA, Chief Investment Officer, Portfolio Manager	Since 2014*

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 17 in this Prospectus.

13

Pacific FundsSM Small-Cap Growth

Investment Goal

This Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class S	Class P
Management Fee	0.85%	0.85%
Other Expenses	0.60%	0.50%
Total Annual Fund Operating Expenses	1.45%	1.35%
Less Expense Reimbursement[2]	(0.55%)	(0.30%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.90%	1.05%

1 The expense information has been restated to reflect current fees.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.05% for Class S shares and 0.20% for Class P shares through 1/10/2019. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class S	$92	$405	$740	$1,688
Class P	$107	$398	$711	$1,598

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 49% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Growth Index at the time of purchase, and invests primarily in equity securities of small capitalization growth companies as defined by the Russell 2000 Growth Index. As of March 31, 2017, the market capitalization range of the Russell 2000 Growth Index was approximately $75.8 million to $13.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $2.6 billion. The market capitalization of the companies held in the Fund’s portfolio and the Russell 2000 Growth Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the sub-adviser believes are attractively valued with the potential to exceed investor expectations. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The Fund may sell securities that no longer meet the investment criteria of the sub-adviser.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid

14

securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies.

• Underlying Fund Risk: Because the Fund serves as an underlying fund of one or more “fund of funds” of the Trust and thus has a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund's returns compare to a broad-based market index. The Fund acquired the assets of the Rothschild U.S. Small-Cap Growth Fund (the “Predecessor Fund”) in a reorganization transaction on January 11, 2016. The Fund's objectives (goals), policies, guidelines and restrictions are substantially the same as those of the Predecessor Fund. Class S of the Fund was first offered on January 11, 2016. Class P of the Fund was first offered on June 8, 2016. Returns will be included in the Average Annual Total Returns table for the Class P shares once Class P has a full calendar year of performance.

The bar chart shows the performance of the Fund’s Class S shares. The performance figures shown below for Class S shares of the Fund reflect the historical performance of the then-existing Investor Class shares of the Predecessor Fund for periods prior to January 11, 2016. The performance figures for periods prior to January 11, 2016 have not been adjusted to reflect fees and expenses of Class S shares of the Fund. If these returns had been adjusted, then performance for Class S could vary from the returns shown based on differences in its fee and expense structures. The Investor Class shares of the Predecessor Fund commenced operations on December 31, 2014.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class S return for the period 1/1/17 through 6/30/17: 8.09%

Best and worst quarterly performance reflected within the bar chart: Q3 2016 9.04%; Q3 2015: (12.51%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	Since Inception
Class S (before taxes)	8.52%	4.64%
Class S (after taxes on distributions)	7.73%	4.26%
Class S (after taxes on distributions and sale of Fund shares)	4.90%	3.40%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes) (based on December 31, 2014 inception date of the Predecessor Fund)	11.32%	4.78%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class S shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

15

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Rothschild Asset Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Douglas J. Levine, CFA, Managing Director, Lead Portfolio Manager	Since 2014*
Joseph Bellantoni, CFA, Managing Director, Portfolio Manager	Since 2014*
Tina Jones, CFA, Managing Director, Portfolio Manager	Since 2014*
R. Daniel Oshinskie, CFA, Chief Investment Officer, Portfolio Manager	Since 2014*

*Reflects December 31, 2014 inception date of the Predecessor Fund.

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 17 in this Prospectus.

16

ADDITIONAL SUMMARY INFORMATION

Purchase and Sale of Fund Shares

Class S and Class P shares of each Fund in this Prospectus (the “PF U.S. Equity Funds”) are offered at net asset value (“NAV”). Class S shares of the Funds are only available for investment by shareholders of the Predecessor Funds and employees of the subsidiaries of Rothschild North America Inc., including employees of the sub-adviser to the Funds. Class P shares of the Funds are only available for investment by funds of funds of Pacific Funds Series Trust (also referred to as “Pacific Funds” or the “Trust”) and the investment adviser and certain of its affiliates.

Tax Information

The Trust’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, distributions from which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

Pacific Select Distributors, LLC (“PSD” or the “Distributor”), the distributor and principal underwriter for Pacific Funds, pays commissions and related compensation to the broker-dealers or other financial intermediaries that sell the funds of the Trust (each a “Fund,” together the “Funds”). The share classes offered in this Prospectus do not charge service fees. With respect to Class P shares of the Funds, any service and/or distribution fees are charged by the fund of funds of the Trust.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

This Prospectus contains information about Class S and Class P shares of the PF U.S. Equity Funds. Class S shares of the PF U.S. Equity Funds are only available for investment by shareholders of the Predecessor Funds and employees of the subsidiaries of Rothschild North America Inc., including employees of the sub-adviser to the PF U.S. Equity Funds. Class P shares of the PF U.S. Equity Funds are only available for investment by funds of funds of the Trust and the investment adviser and certain of its affiliates. Information on the funds of funds of the Trust and Class A, Class C, Advisor Class and Investor Class of the PF U.S. Equity Funds are contained in a separate prospectus, which can be obtained as described on the back cover of this Prospectus.

The investment adviser to the Trust is Pacific Life Fund Advisors LLC (“PLFA”). PLFA has retained another portfolio management firm (or sub-adviser) to manage the PF U.S. Equity Funds. More information on PLFA and the sub-adviser can be found in the About Management section of this Prospectus.

Please read this Prospectus carefully before investing or sending money, and keep it for future reference. You should read the complete description of the PF U.S. Equity Funds and be aware that any time you invest, there is a risk of loss of money.

The following provides additional information about the principal investment strategies and principal risks described in the Fund Summaries section at the beginning of this Prospectus. This section also provides general investment information that applies to all Funds, unless otherwise noted. For a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ holdings and about each Fund’s other investment strategies and descriptions of securities, see the Trust’s Statement of Additional Information (“SAI”).

Pacific FundsSM Large-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of large capitalization U.S. companies. The Fund defines a large-capitalization company as one whose market capitalization falls within the range of the Russell 1000 Index at the time of purchase. As of March 31, 2017, the market capitalization range of the Russell 1000 Index was approximately $98.4 million to $786.9 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $170.5 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 1000 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes. The Fund is actively managed and securities may be traded frequently, which may lead to high portfolio turnover.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks:

• Active Management Risk	• Large-Capitalization Companies Risk
• Equity Securities Risk	• Market and Regulatory Risk
• Issuer Risk	• Price Volatility Risk

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Pacific FundsSM Large-Cap Value

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of large capitalization U.S. companies. The Fund defines a large-capitalization company as one whose market capitalization falls within the range of the Russell 1000 Value Index at the time of purchase, and invests primarily in equity securities of large-capitalization value companies as defined by the Russell 1000 Value Index. As of March 31, 2017, the market capitalization range of the Russell 1000 Value Index was approximately $2.4 billion to $786.9 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $119.5 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 1000 Value Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes. The Fund is actively managed and securities may be traded frequently, which may lead to high portfolio turnover.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The Fund will sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks:

• Active Management Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Price Volatility Risk

• Issuer Risk	• Sector Risk
• Large-Capitalization Companies Risk	• Value Companies Risk

Pacific FundsSM Small/Mid-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small and medium capitalization U.S. companies. The Fund defines small and medium capitalization companies as companies whose market capitalizations fall within the range of the Russell 2500 Index at the time of purchase. As of March 31, 2017, the market capitalization range of the Russell 2500 Index was approximately $6.4 million to $19.8 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $4.1 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2500 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks:

• Active Management Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Mid-Capitalization Companies Risk
• Issuer Risk	• Price Volatility Risk
• Liquidity Risk	• Small-Capitalization Companies Risk

Pacific FundsSM Small-Cap

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Index at the time of purchase. As of March 31, 2017, the market capitalization range of the Russell 2000 Index was approximately $6.4 million to $13.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $4.3 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

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The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks:

• Active Management Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Price Volatility Risk
• Issuer Risk	• Small-Capitalization Companies Risk
• Liquidity Risk

Pacific FundsSM Small-Cap Value

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Value Index at the time of purchase, and invests primarily in equity securities of small capitalization value companies as defined by the Russell 2000 Value Index. As of March 31, 2017, the market capitalization range of the Russell 2000 Value Index was approximately $224.0 million to $13.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $2.4 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000 Value Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the Fund’s sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The Fund may sell securities that no longer meet the investment criteria of the portfolio management team.

Principal Risks:

• Active Management Risk	• Price Volatility Risk
• Equity Securities Risk	• Sector Risk

• Issuer Risk	• Small-Capitalization Companies Risk
• Liquidity Risk	• Value Companies Risk

• Market and Regulatory Risk

Pacific FundsSM Small-Cap Growth

Investment Goal

This Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks and other equity securities of small capitalization U.S. companies. The Fund defines small capitalization companies as companies whose market capitalizations fall within the range of the Russell 2000 Growth Index at the time of purchase, and invests primarily in equity securities of small capitalization growth companies as defined by the Russell 2000 Growth Index. As of March 31, 2017, the market capitalization range of the Russell 2000 Growth Index was approximately $75.8 million to $13.2 billion. As of March 31, 2017, the weighted average market capitalization of the Fund was approximately $2.6 billion. The market capitalization of the companies held in the Fund’s portfolio and the Russell 2000 Growth Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization changes.

The Fund invests in securities that the sub-adviser believes are attractively valued with the potential to exceed investor expectations. The team analyzes a variety of quantitative and fundamental inputs in making stock decisions, and the team seeks to build a portfolio that is well diversified at the issuer level and by economic sector. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions. The Fund may sell securities that no longer meet the investment criteria of the sub-adviser.

Principal Risks:

• Active Management Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Price Volatility Risk

• Growth Companies Risk	• Sector Risk
• Issuer Risk	• Small-Capitalization Companies Risk
• Liquidity Risk	• Underlying Fund Risk

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General Investment Information

Each Fund is subject to regulation under the Investment Company Act of 1940, as amended (“1940 Act”) and is classified as diversified under the 1940 Act, unless otherwise noted. Although some of the Funds may have names or investment goals that resemble other mutual funds managed by the same Manager, they may not have the same underlying holdings or performance as those other mutual funds. Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (“IRC”). Unless a particular investment policy is identified as fundamental in the SAI, the Trust’s board of trustees (“Board”) may change investment policies of a Fund without shareholder approval. Generally, there are changes to a Fund’s investment policies when an existing Manager is replaced, to reflect the new Manager’s investment style and practices.

A Fund’s investment policies apply at the time an investment is made so a Fund generally may continue to hold positions which met the investment policies at the time of investment but subsequently do not meet such policies. Additionally, a Fund may continue to invest in investments that move outside such policies for reasons such as dividend reinvestments or corporate actions. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares outstanding. Since companies’ market capitalizations fluctuate due to price volatility, capitalization ranges of the indices used to determine eligibility may be affected. Therefore, the capitalization ranges may be modified from time to time. Capitalization is determined at time of investment. Accordingly, a Fund which invests principally in the securities of small-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Similarly, a Fund which invests principally in securities of mid-capitalization companies may continue to hold those securities even if they become large-capitalization companies. Conversely, a Fund which invests principally in the securities of large-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Many of the benchmark indices that are used to give you an idea of the capitalization range for the size of companies that a Fund may invest in are periodically reconstituted by the index provider. When this is done, it is possible that a Fund may hold a significant number of holdings with capitalizations that are no longer within the capitalization range of the reconstituted index.

Some investment policies are in place due to the name of the particular Fund (“Name Test Policy”). Each of the PF U.S. Equity Funds is subject to the Name Test Policy. The Name Test Policy applies at the time the Fund invests its assets and under normal circumstances. The Name Test Policy is applied to a Fund’s net assets, plus the amount of any borrowings for investment purposes. A Fund may not change its Name Test Policy without notifying shareholders 60 days prior to the change. Other than for the Name Test Policy, if net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.

All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance, and may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. These Funds may be used in asset allocation models for the Portfolio Optimization Funds, which are other series of the Trust offered in a separate prospectus that operate as fund of funds. The Portfolio Optimization Funds may invest in one or more of the Funds. Changes to the target allocations or rebalancing of a Portfolio Optimization Fund that invests in the Funds can result in the transfer of assets from one Fund to another. These changes, which occur without shareholder approval, may result in the sale of securities or other holdings, which can increase portfolio turnover and trading costs, potentially reducing a Fund’s performance. During the past fiscal year, Pacific Funds Large-Cap engaged in active and frequent trading (over 100% turnover of portfolio securities). High portfolio turnover rates may cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.

Unless otherwise noted, the Manager may make decisions or shift assets in a way that causes a Fund not to achieve its investment goal or otherwise deviate from its disclosed principal investment strategies. For example, a Fund may take temporary defensive positions that are inconsistent with its investment strategies if the Manager believes adverse market, economic, political or other conditions make it appropriate to try to protect the Fund from potential loss, for redemptions, at start-up of a Fund, or other reasons. In such cases, a Fund may temporarily invest (partially or extensively) in U.S. government securities, high quality corporate debt securities/debt obligations, mortgage-related and asset-backed securities or money market instruments (short-term high quality instruments) and/or cash equivalents (overnight investments). In addition, a Fund may invest cash balances in such instruments at any time. Likewise, a Fund that invests principally in small- to mid-capitalization companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of a Fund and cause a Fund to miss investment opportunities and not to achieve its investment goal. Defensive positions could detract from investment performance in a period of rising market prices, but may reduce the severity of losses in a period of falling market prices and provide liquidity for making additional investments or for meeting redemptions. Furthermore, investment decisions may not anticipate market trends successfully. For example, a Fund investing heavily in common stocks during a stock market decline may fail to preserve capital. Conversely, investing heavily in debt securities during a period of stock market appreciation may result in lower total return.

Performance of a Fund will vary – performance is affected by changes in the economy and financial markets. The value of a Fund changes as the values of its investments go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

Additional Risk Information

Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you would expect. Every mutual fund has some degree of risk depending on its investments and strategies. The following provides additional information about the risks of the Funds identified in the Fund Summaries section, as well as information about the following risks: Cybersecurity Risk, Increase in Expenses Risk, Investment Style Risk, Natural Disasters Risk and Redemption Risk.

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• Active Management Risk: A Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact a Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. A Manager’s investment strategies are also discretionary and there can be no assurance that a Manager’s investment strategies will be advantageous for a Fund. From time to time, a Manager’s (and/or its affiliates’) activities may be limited because of regulatory restrictions and/or their own internal policies or market, liquidity or other issues which may limit the investment opportunities for a Fund managed by such firm. Investments held for cash management or temporary defensive investing purposes can fluctuate in value and are subject to risk, including market and regulatory, interest rate and credit risk. Uninvested cash will be subject to the credit risk of the depositary institution holding the cash, in which case it is possible that no income would be earned on the cash and yield would go down. If significant assets are used for cash management or defensive investing purposes, investment goals may not be met.

• Cybersecurity Risk: The Funds’ and/or their service providers’ use of the internet, technology and information systems may expose the Funds to risks associated with attack, damage or unauthorized access. Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, or unauthorized access to, confidential or restricted data relating to the Funds or Fund shareholders, and the compromise, delay or failure of systems, networks, devices and applications relating to Fund operations, which in turn could result in losses to the Funds and Fund shareholders and disrupt the conduct of business among the Funds, Fund shareholders, the Funds’ service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, particularly because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Growth Companies Risk: Growth companies are companies that a Manager thinks have the potential for above-average or rapid growth but may be subject to greater price volatility risk than “undervalued” companies, for example. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Additionally, many companies in certain market sectors like health care and technology are faster-growing companies with limited operating histories and greater business risks, and their potential profitability may be dependent on regulatory approval of their products or developments affecting those sectors, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability.

• Increase in Expenses Risk: Your actual cost of investing in a Fund may be higher than the total expenses shown in the fee table and expense example for a variety of reasons, for example, if average net assets decrease. Net assets are more likely to decrease and a Fund’s expense ratio is more likely to increase when markets are volatile. In addition, certain expenses, such as brokerage costs, are not required to be disclosed in fee table and expense examples.

• Investment Style Risk: A Fund’s investment style may shift in and out of favor for reasons including market conditions and investor sentiment.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as management, performance, financial leverage, changes in markets in which the issuer offers goods or services, and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have stabler prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which a Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. A Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. Liquid investments may become less liquid or illiquid, and thus more difficult to sell, over time or suddenly and unexpectedly. This may occur, for example, as a result of adverse market or economic conditions or investor perceptions, which may be independent of any adverse changes to the particular issuer. Less liquidity also means that more subjectivity may be used in establishing the value of the securities or other investments. For example, if market quotations or Board approved alternate pricing methodologies are not readily available or reliable for these investments, the securities or other investments will be valued by a method that the Trust’s Board believes reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments. Some securities (such as loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair a Fund’s ability to sell the holding at the price it has valued the holding causing a decline in the Fund’s net asset value. Investments in companies in turn-around, distress or other similar situations may be or become less liquid than other investments, particularly when the economy is not

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robust or during market downturns. Reduced liquidity resulting from these situations may impede a Fund’s ability to meet unusually high or unanticipated levels of redemption requests. If needed, each Fund (other than a fund of funds of the Trust) may draw upon a line of credit facility that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests by a Fund shareholder or purchase and sell investments for the Fund; however, these actions may increase expense to a Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing a Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes. It may be difficult to sell a mid-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of mid-capitalization companies.

• Natural Disasters Risk: Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

• Price Volatility Risk: Price volatility of an investment refers to the variation of changes in that investment’s value over time. Thus, an investment with higher price volatility is likelier to have greater price swings over shorter time periods than an investment with lower price volatility and a Fund that invests in more volatile investments may see its value also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Redemption Risk: A Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the securities sold, or when the securities to be sold are illiquid. Such redemptions may also increase expenses to the Fund and cause the sale of securities in a short timeframe, both of which could negatively impact performance.

• Sector Risk: A Fund may be invested more heavily from time to time (e.g., over 25% of its assets) in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. For example, a Fund could invest more heavily in certain sectors at various times relative to its benchmark index. If a Fund is invested more heavily in a particular sector, its performance will be more sensitive to risks and developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events. For more information on a Fund’s sector holdings, please refer to its annual report, semi-annual report or quarterly holdings report, which can be obtained as described on the back cover of this Prospectus.

•  Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility risk and be more vulnerable to economic, market and industry changes than larger, more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies. In addition, these companies may be more susceptible to the underperformance of a sector in which it belongs and therefore, may be riskier and more susceptible to price changes. It may be difficult or impossible to liquidate a small-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of smaller market capitalizations.

• Underlying Fund Risk: Because a Fund serves as an underlying fund of one or more “fund of funds” of the Trust and thus have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in

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large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

• Value Companies Risk: Value companies are companies that a Manager thinks may be undervalued (i.e., the opinion that a company’s stock is trading for less than its intrinsic value). These companies may be subject to lower price volatility risk than companies considered by the Manager to be “growth” companies. In value investing, a Manager believes that the market overreacts to good and bad news, resulting in stock price movements that do not correspond with a company’s long-term fundamentals. In that case, the result is an opportunity for value investors to profit by buying when the price is deflated. However, the intrinsic value of a company is subjective, meaning there is no empirically “correct” intrinsic value. A Manager’s processes for determining value will vary. There is a risk that a Manager’s determination that a stock is undervalued is not correct or is not recognized in the market.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The following provides additional information about the “Fees and Expenses of the Fund” in the Fund Summaries section of this Prospectus.

Operating expenses incurred by each Fund are borne by shareholders through their investment in such Fund.

The Trust pays for certain support, administrative, distribution and/or servicing fees, and the operational expenses of the Funds, including custody, transfer agency, printing, legal, and auditing expenses. The Trust also pays PLFA to provide investment advisory services. PLFA, in turn, pays part of its fee to the sub-adviser.

Other Expenses

The Other Expenses line item in the Annual Fund Operating Expenses table for each Fund in the Fund Summaries section includes, but is not limited to, expenses for audit, tax, custody, legal, regulatory documents (printing and mailing) and support services; repayments to PLFA of amounts that PLFA reimbursed to a Fund pursuant to the terms of the expense limitation agreement for the Fund (if any); plus the administration fee paid to Pacific Life Insurance Company (“Pacific Life”) for Class S and Class P shares at an annual rate of 0.15% of the average daily net assets of each Fund’s respective share class. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services.

Other Expenses may include interest expenses, which result from the Fund’s use of investments that are considered to be a form of borrowing for the Fund, such as short sales or reverse repurchase agreements. As such, the level of interest expense will vary based on the Fund’s use of those investments. Interest expense is not payable to PLFA and is required to be treated as a Fund expense for accounting purposes.

Operating Expense Reimbursements

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets as described in the Annual Fund Operating Expenses table for the Fund. These operating expenses include, but are not limited to: administration fees; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees (management fees); distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business.

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA are subject to recoupment by PLFA as described in the Annual Fund Operating Expenses table for the Fund.

Fee Waivers

Pacific Funds Large-Cap: PLFA has agreed to waive 0.10% of its management fee through July 31, 2018. There is no guarantee that PLFA will continue such waiver after that date. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

OVERVIEW OF CLASS S AND CLASS P SHARES

Class S shares of the Funds are only available for investment by shareholders of the Predecessor Funds and employees of the subsidiaries of Rothschild North America Inc., including employees of the sub-adviser to the Funds. Class P shares of the Funds are only available for investment by a fund of funds of the Trust (which are offered in a separate prospectus), PLFA, and certain of its affiliates. Because of this limited availability, only certain information is presented in this Prospectus.

Class S and Class P shares of the Funds are continuously offered through the Funds’ principal underwriter, PSD (the “Distributor”). The Distributor is an affiliate of PLFA and is also an affiliate of Pacific Life Insurance Company, the Funds’ administrator. Class S and Class P shares are offered at NAV and are only available for investment by certain investors as described above.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type.

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Purchasing Shares

You can invest in the Funds directly with the Trust by using a financial professional or through a broker-dealer or other financial intermediary. Financial intermediaries can help you buy, sell, and exchange shares and maintain your account. Certain financial intermediaries may charge transaction fees or other fees that are in addition to any fees described in this Prospectus. Contact your financial professional for more information regarding your options. The Funds are generally available only in the United States (the 50 states, District of Columbia, and the territories of Guam, Puerto Rico, and the U.S. Virgin Islands).

Minimums

There are no minimum investments required for Class S or Class P.

Pacific Funds and the Distributor reserve the right to reject any request to buy shares.

Redeeming and Exchanging Shares

Contact your financial intermediary for instructions on how to redeem shares.

Execution of Your Requests

Purchase and sale requests are executed at the next determined NAV, determined after an authorized designee receives, or the transfer agent receives at its processing location in Westborough, MA, the order in proper form. If you were to purchase by wire, the order would be deemed to be in proper form after the Account Application, telephone notification and the federal funds wire have been received. If an order or payment by wire were received after the scheduled close of the New York Stock Exchange (“NYSE”), which usually closes at 4:00 p.m. Eastern time, the shares would not be credited until the next business day. You will receive a confirmation of each unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether your intermediary is an “authorized” agent or designee for the receipt of purchase and redemption orders.

Under normal conditions, we typically expect to pay redemption proceeds within three business days following the receipt of your redemption request in proper form. However, we have the right to take up to seven days to pay redemption proceeds and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When you sell shares, we will execute your request at the next determined NAV per share; however, you may be required to wait up to 15 business days before we send your redemption proceeds if the shares that were redeemed were recently purchased by electronic funds transfer or check. This delay is necessary to ensure that the purchase has cleared. To reduce such delay, you should make investments by bank wire or federal funds. We normally will pay cash for all Fund shares you sell using the Fund’s existing cash positions, cash flows, cash reserves or cash generated through the sale of portfolio securities. When making a redemption payment in cash becomes harmful to other shareholders or a Fund, both during normal and stressed market conditions, we may make some or all of the redemption payment in securities at their then current market value equal to the redemption price minus any applicable charges (“redemptions-in-kind”). You will bear market risk while holding such securities and incur transaction costs upon converting the securities to cash. During stressed market conditions, a Fund may be forced to sell portfolio securities at reduced prices or under unfavorable conditions in order to meet redemption requests, which could dilute the interests of the Fund’s remaining shareholders and reduce the value of the Fund.

INDEX DEFINITIONS

Index Definitions

The following provides definitions of the indices presented in the Fund Summaries section of the Prospectus. The indices have inherent performance advantages over the Funds because they hold no cash and incur no expenses. An investor cannot invest directly in an index. The performance of an index does not reflect the deduction of expenses associated with a Fund, such as investment management fees.

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. It is constructed to provide a comprehensive and unbiased barometer for the large-capitalization and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to

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provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

OTHER FUND INFORMATION

How Share Prices Are Calculated

Valuation Policy

The Trust’s Board has adopted a policy (“Valuation Policy”) for determining the value of investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. The methodologies used to value the Funds’ investments are described in greater detail in the Investment Valuation subsection below.

Determination of Net Asset Value (“NAV”)

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Exchange orders within the Funds are effected at NAV. For any transaction, we will use the next NAV calculated after the Trust or its designee receives, in proper form, a request to buy, sell or exchange shares. However, a Fund may, subject to approval by the Board, pay for a sale or exchange, in whole or in part, by a distribution of securities and/or investments from a Fund, in lieu of cash, in accordance with applicable rules. Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

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Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends or other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

Investment Valuation

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

• Domestic Equity Investments. For Domestic Equity Investments (including exchange-traded funds), the Funds generally use the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and do not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments with no official closing or last reported sales price are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

• Investment Companies. Fund investments in other investment companies are valued at their respective published NAVs.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy, these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last sale/trade, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to the TVC or to the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

Prevention of Disruptive Trading

The Funds are not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Frequent short-term trading or trades that involve relatively large amounts of assets in response to short-term fluctuations in the market can disrupt the management of the Fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance. While these issues can occur in connection with any of the Funds, Funds holding securities that are subject to market pricing inefficiencies could be more susceptible to abuse. Accordingly, the Board adopted a policy with respect to certain limitations on exchanges.

The Trust requires that the limitations specified below on exchanges apply to all persons (i.e., to natural persons, partnerships, corporations, limited liability companies, trusts or any other type of entity) investing in the Funds of the Trust.

To discourage frequent trading, you:

• may not make more than 12 exchanges out of each of the Funds per calendar year.

• may not make more than 2 exchanges out of each of the Funds per calendar month.

For clarification purposes, multiple exchanges out of the same Fund on the same trading day count as one exchange.

The Trust does not accommodate trading in excess of these limitations. The exchange limitations outlined above will not apply to the following transactions:

• exchanges from a Fund that seeks to achieve its investment goal by investing primarily in other Funds of the Trust;

• redemptions from a Fund;

• systematic transactions (dollar cost averaging, dividend reinvestments, automatic investment plans);

• loans and loan repayments; or

• transactions by omnibus accounts, provided the omnibus provider has its own trading policy which is reasonably designed to prevent disruptive trading activity (as determined by the Trust and the Adviser).

The Trust monitors certain large transaction activity in an attempt to detect patterns of trading that may not be in the best interests of the Trust. While these policies have been adopted to attempt to detect and limit trading that is frequent or disruptive to the Funds’ operations, there is no assurance that the policies would be effective in deterring all such trading activity.

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Organizations and individuals that use market timing investment strategies and make frequent exchanges should not invest in Funds of the Trust. The Trust maintains sole discretion to restrict or reject, without prior notice, any exchange instructions and to restrict or reject pre-authorized exchange forms from a market timing organization or individual authorized to give exchange instructions on behalf of multiple shareholders, if in the sole discretion of the Trust (or its agent) the requested transactions were to have a negative impact on remaining shareholders.

The Trust might limit the size, number, and frequency of exchanges if they were to be disruptive to the management of a Fund. The Trust may also otherwise restrict, suspend, or reject any exchange request or privilege that could be harmful to a Fund or to other shareholders, or cancel the exchange privilege altogether. Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.

The Trust reserves the right to impose a transaction fee or redemption fee against future exchange amounts. Prior to imposing any such fee, which is subject to Board approval, we would supplement this Prospectus and provide notice to shareholders.

The Trust is unable to directly monitor the trading activity of beneficial owners who hold shares of the Funds through omnibus accounts (i.e., accounts that are not on the books of the Trust’s transfer agent, for example, third-party 401(k) and other group retirement plans) maintained by financial intermediaries.

Omnibus account arrangements enable financial intermediaries to aggregate share ownership positions of multiple investors and purchase, redeem and exchange shares without the identity of the particular shareholder(s) being known to the Trust. Accordingly, the ability of the Trust to monitor, detect or limit frequent share trading activity through omnibus accounts is limited. In such cases, the Trust or its agent(s) may request from the financial intermediaries information that differs from that which is normally available to the Trust or its agent(s). In such instances, the Trust will seek to monitor purchase and redemption activity through the overall omnibus account(s) or retirement and benefit plan account(s). If the Trust identifies activity that might be indicative of excessive short-term trading activity, the Trust or its designated agent will notify the applicable financial intermediary or retirement and benefit plan and request that it provide or review information on individual account transactions so that the Trust or the financial intermediary or retirement and benefit plan can determine if any investors were engaging in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, the Trust or its designated agent will request that the financial intermediary or retirement and benefit plan take appropriate action to curtail the activity and will also work with the relevant party to do so. Such actions may include actions similar to those that the Trust would take such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If the Trust determines that the financial intermediary or retirement and benefit plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, the Trust or its agents may terminate the relationship. Although these measures are available, there is no assurance that the Funds or its agent(s) will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

Retirement and benefit plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefits plans, excluding Individual Retirement Accounts.

Dividends and Distributions

Each Fund intends to distribute substantially all of its net investment income and realized capital gains, if any, to shareholders at least annually, although distributions could occur more frequently if it is advantageous to the specific Fund and to its shareholders.

General Summary of Tax Consequences

The following discussion relates only to federal income tax. Refer to the SAI for additional federal income tax information. The consequences under other tax laws may differ. The Trust, its Distributor (Pacific Select Distributors, LLC), its Administrator (Pacific Life Insurance Company) and each of their respective affiliates and representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.

Each Fund will distribute substantially all of its income and realized capital gains to its shareholders every year. These distributions are taxed as either ordinary income, “qualified dividends,” or long-term capital gains. Federal taxes on capital gains distributions are determined by how long the Fund owned the investments that generated the gains, not how long a shareholder has owned the shares and there is no requirement that the Funds take into consideration any tax implications when implementing their investment strategies. Funds with high portfolio turnover may realize gains at an earlier time than Funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates. All distributions paid by a Fund will generally be taxable to you regardless of whether they are paid in cash or reinvested in additional shares of the Fund. Shareholders should note that a Fund may have distributions of income and capital gains to shareholders, which will be taxable to shareholders, even when share values have declined.

Currently, the maximum rate on long-term capital gains and qualified dividends for individual taxpayers is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Generally, shareholders are subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, shareholders that are exempt from the U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the IRC, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares within such tax exempt accounts. Accordingly, a plan participant whose retirement plan invests in a Fund generally is not taxed on dividends or distributions received by the plan or on sales or exchanges of shares of a Fund by the plan for U.S. federal income tax purposes. However,

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distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income and may be subject to a 10% federal penalty tax if taken prior to the age of 59 ½.

Distributions of earnings from non-qualifying dividends, interest income and short-term capital gains will be taxed at the taxpayer’s ordinary income tax rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower rate on qualified dividends. In addition, certain holdings period requirements must be satisfied by both a Fund and shareholder in order to be eligible for lower rates on qualified dividends.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

You will owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you were to buy shares on or just before the record date of a Fund distribution, you would pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a Fund were to declare a distribution in October, November or December but pay it in January, you could or might be taxed on the amount of the distribution as if you were to receive it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to U.S. federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares would be a capital gain or loss if you were to hold the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss would generally be a long-term capital gain or loss if you were to hold the shares for more than one year; otherwise such gain or loss would generally be a short-term capital gain or loss.

Distributions of the long-term capital gains will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income.

You must provide your correct taxpayer identification number and certify that you are not subject to backup withholding for each Fund in which you invest. If not, the Fund would be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding.

Document Delivery

Shareholder Mailings

To help reduce Fund expenses, environmental waste and the volume of mail you receive, only one copy of Pacific Funds’ shareholder documents (such as the Prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to shareholders who share the same household address (“Householding”). You may elect to not participate in Householding by contacting the Trust or by opting out via the Account Application. If you are not currently participating in Householding, you may elect to do so by writing to Pacific Funds. The current shareholder documents are available on the Trust’s website at any time or an individual copy of any of these documents may be requested as described on the back cover of this Prospectus.

Unclaimed Property

It is the shareholder’s responsibility to ensure that Pacific Funds maintains a correct address for his or her account(s). If the Trust, or its transfer agent, is unable to locate a shareholder, it may determine that the shareholder’s account legally has been abandoned. In addition, if your account has no activity in it for a certain period of time, or the Trust or its transfer agent have had no contact with you and are unable to contact you regarding your account pursuant to time periods set forth by certain state regulations, the Trust may be required to transfer the assets in your account to the appropriate state under its unclaimed property laws.

If you have previously elected to receive dividend and/or capital gains distributions via check to your address of record instead of being automatically reinvested in your account, and the check(s) are returned to us for non-delivery or remain uncashed for six months, we will change your existing account distribution election to automatically reinvest any and all future distributions in to your account until you provide a new address. In addition, following the six month period, any returned and/or uncashed checks may be cancelled and the amount of the check will be invested in your account. No interest will accrue on any such amounts.

Electronic Delivery Consent

Subject to availability and/or current regulations, you may authorize the Trust to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and confirmations, proxy statements, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by indicating so on the Account Application, or by sending us instructions (in writing in a form acceptable to us) of your request to receive such documents electronically, or subject to availability, via our Internet website. Not all account documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned accounts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

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• We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

• You must provide a current e-mail address and notify the Trust promptly when your e-mail address changes.

• You must update any e-mail filters that may prevent you from receiving e-mail notifications from the Trust.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned accounts, both owners are consenting that the primary owner will receive information electronically. (Only the primary owner will receive e-mail notices.)

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

The Trust is not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call customer service at (800) 722-2333 (select Option 2) if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Fund Organization

Pacific Funds Series Trust, which is organized as a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust.” Its business and affairs are managed by its Board. The Trust is comprised of multiple Funds, some of which are offered in this Prospectus and others of which are offered in separate prospectuses. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the IRC. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. The Trust may discontinue offering shares of any Fund at any time or may offer shares of a new Fund. If a Fund were discontinued, any investment allocation to that Fund would be allocated to another Fund upon approval of the trustees, as long as any required regulatory approvals were met.

ABOUT MANAGEMENT

This section provides information about PLFA and the sub-adviser that manages the Funds offered in this Prospectus. PLFA and the sub-adviser are each a “Manager” and together the “Managers.”

PLFA, the investment adviser to the Trust, a Delaware limited liability company and wholly-owned subsidiary of Pacific Life Insurance Company, is located at 700 Newport Center Drive, Newport Beach, CA 92660. Established in 2007, PLFA is an experienced investment management organization that manages multi-asset class investment strategies.

In its role as investment adviser, PLFA, subject to review of the Trust’s Board, also supervises the management of the Funds. For most of the Funds, PLFA has retained other portfolio management firms as sub-advisers, many of which have a worldwide market presence and extensive research capabilities. PLFA, subject to the review of the Trust’s Board, oversees and monitors the performance of these sub-advisers and recommends their hiring, termination and replacement.

Under an exemptive order from the SEC, PLFA and the Trust can hire, terminate and replace sub-advisers (except, as a general matter, sub-advisers affiliated with PLFA) without shareholder approval. Within 90 days of the hiring of any new sub-adviser, shareholders of the affected Fund will be sent information about the change.

PLFA also oversees and monitors the nature and quality of the services provided by the sub-advisers, including investment performance and execution of investment strategies. PLFA conducts due diligence on sub-advisers to evaluate their investment processes, adherence to investment styles, strategies and techniques, and other factors that may be relevant to the services provided to the Funds. For all Funds, PLFA also performs compliance monitoring services to help maintain compliance with applicable laws and regulations. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.

Each Fund pays PLFA a management fee for the services it provides as investment adviser. PLFA also uses part of the management fee to pay for the services of the sub-advisers. For the most recent fiscal year ended March 31, 2017, PLFA was paid management fees (net of any waivers) for each of the Funds as a percentage of average daily net assets as set out in the table below. A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreement for the Funds in this Prospectus is available in the Fund’s annual report dated March 31, 2017.

Fund	Management Fee Paid for Fiscal Year Ended 3/31/17 (as a percentage of average net assets)
Pacific Funds Large-Cap	0.55%
Pacific Funds Large-Cap Value	0.65%
Pacific Funds Small/Mid-Cap	0.85%
Pacific Funds Small-Cap	0.85%
Pacific Funds Small-Cap Value	0.85%
Pacific Funds Small-Cap Growth	0.85%

The table that follows provides information about the sub-adviser and individual team members responsible for making investment decisions for the Funds (i.e., portfolio managers), including their primary title with the Manager (or affiliate) and business experience for the past five

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years. Each of the portfolio managers listed in the following table is jointly and primarily responsible for the day-to-day management of the respective Fund, unless there is only one portfolio manager listed which indicates that he or she is primarily responsible for that Fund. For each portfolio manager listed, the SAI provides additional information about compensation, other accounts managed and ownership of securities in the Fund(s) managed by the portfolio manager. The portfolio managers for a Fund may change at the Manager’s discretion.

Rothschild Asset Management Inc.

1251 Avenue of the Americas, New York, NY 10020

Rothschild Asset Management Inc. (“Rothschild”) is a registered investment adviser and has provided investment advisory services to individual and institutional accounts since 1962. As of March 31, 2017, Rothschild’s, including all advisory affiliates’, total assets under management were approximately $9.5 billion.

PACIFIC FUNDS LARGE-CAP PACIFIC FUNDS LARGE-CAP VALUE
Luis Ferreira, CFA

Managing director of Rothschild since 2006, portfolio manager of Rothschild since 2006. Mr. Ferreira has over 22 years of investment experience. He has a BS from the Universidad de Los Andes and an MBA from Babson College.

Chris R. Kaufman

Managing director of Rothschild since 2004, portfolio manager of Rothschild since 2004. Mr. Kaufman has over 30 years of investment experience. He has a BA from Hunter College and an MBA from Columbia University.

Paul Roukis, CFA	Managing director of Rothschild since 2006, portfolio manager of Rothschild since 2005. Mr. Roukis has over 23 years of investment experience. He has a BBA from Hofstra University.

PACIFIC FUNDS SMALL/MID-CAP PACIFIC FUNDS SMALL-CAP PACIFIC FUNDS SMALL-CAP VALUE PACIFIC FUNDS SMALL-CAP GROWTH
Joseph Bellantoni, CFA

Managing director of Rothschild since 1997, portfolio manager of Rothschild since 1997. Mr. Bellantoni has over 32 years of investment experience. He has a BS from Fordham University and an MBA from Fordham University.

Tina Jones, CFA	Managing director of Rothschild since 2004, portfolio manager of Rothschild since 2000. Ms. Jones has over 20 years of investment experience. She has a BA from the University of Pennsylvania.
Douglas J. Levine, CFA	Managing director of Rothschild since 2007, portfolio manager of Rothschild since 2007. Mr. Levine has over 19 years of investment experience. He has a BS from Pennsylvania State University.
R. Daniel Oshinskie, CFA

Chief investment officer of Rothschild since 2011, portfolio manager of Rothschild since 2001. Mr. Oshinskie has over 29 years of investment experience. He has a BS from Virginia Commonwealth University and an MBA from Rutgers University.

PERFORMANCE OF COMPARABLE ACCOUNTS

About the Comparable Accounts Presentation

The following performance information shows you how accounts managed by Rothschild that are substantially similar in investment objectives (goals), policies and strategies to those of the Funds have performed in the past as measured against a broad-based market index. These accounts are represented by the composites listed below. The name of the composite is shown next to the corresponding Fund in the below table:

Composite	Fund
Rothschild U.S. Large-Cap Core Composite	Pacific Funds Large-Cap
Rothschild U.S. Large-Cap Value Composite	Pacific Funds Large-Cap Value
Rothschild U.S. Small/Mid-Cap Core Composite	Pacific Funds Small/Mid-Cap
Rothschild U.S. Small-Cap Core Composite	Pacific Funds Small-Cap
Rothschild U.S. Small-Cap Value Composite	Pacific Funds Small-Cap Value
Rothschild U.S. Small-Cap Growth Composite	Pacific Funds Small-Cap Growth

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The performance of a composite does not show you how a Fund has performed or will perform. This presentation is provided because the accounts represented in each composite are: (i) managed by the same Manager (i.e., Rothschild) that makes all investment decisions for the corresponding Fund and (ii) substantially similar in investment objectives (goals), policies and strategies to those of the corresponding Fund.

When showing a composite, Rothschild generally includes all of its accounts that meet the requirements of the specific composite with substantially similar investment objectives (goals), policies and strategies as those of the corresponding Fund. Rothschild excludes accounts that are too small, have too short an operational period to accurately reflect Rothschild’s performance, or do not meet other established criteria for a published composite. Rothschild has represented that this exclusion would not materially affect the performance information or cause the presentation to be misleading. Rothschild claims compliance with the Global Investment Performance Standards (“GIPS®”) for each composite shown below. Accounts that are included in the composite are not subject to the limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which if imposed, could have affected their performance.

All returns for a composite shown below that are not adjusted for Pacific Funds fees and expenses are presented after the deduction of investment advisory fees, brokerage commissions and execution costs paid by the separate account portfolios comprising the composite without provision for federal or state income taxes. These composite returns have been reduced by the amount of the highest investment advisory fee charged to any Rothschild client invested in a substantially similar strategy for the periods shown. The composites below do not reflect any custody fee charges, sales loads or placement fees as such fees are not assessed on these accounts.

Rothschild calculates the composite performance and portfolio values using security prices from an independent pricing service. Expenses are deducted from the gross returns. The performance calculation methods used for each composite presented below are different from the U.S. Securities and Exchange Commission’s standardized performance calculation methods applicable to registered mutual funds. Investors should also be aware that the use of a methodology different from that described above to calculate performance of the Funds could result in different performance data.

The performance shows the historical track record of Rothschild, the Manager, and is not intended to imply how the Funds by themselves have performed or will perform. Total returns represent past performance of the composites and not the Funds.

Rothschild U.S. Large-Cap Core Composite

The performance information shown below is that of the Rothschild U.S. Large-Cap Core Composite (the “LCC Composite”), a composite which consists of all discretionary, fee-paying, tax-exempt accounts with no client restrictions on trading or stock selection (and thereby excludes mutual funds) using the Rothschild U.S. Large-Cap strategy, a strategy substantially similar to the strategy Rothschild manages for Pacific Funds Large-Cap, a minimum of $2 million in total market value (market fluctuations will not cause removal), and a benchmark of the S&P 500 Index. The LCC Composite was created on January 1, 1990 and is substantially similar in investment objectives (goals), policies and strategies as Pacific Funds Large-Cap. The table shows the historical performance of the LCC Composite which, as of December 31, 2016, consisted of 22 accounts comprising $1.1 billion in assets under Rothschild management. The LCC Composite consists of all accounts that meet the composite requirements and that are managed by Rothschild in a substantially similar manner to that of Pacific Funds Large- Cap. Accounts that do not meet the composite requirements and thus are excluded from the composite are 10 accounts ($25 million) that have client restrictions or low market values, one commingled fund ($37 million), nine wrap-fee platforms ($577 million), one mutual fund ($9 million) and one UCITS fund ($8 million). Rothschild has represented that exclusion of these accounts does not materially change the performance numbers shown or cause the presentation to be misleading. Results for the full historical period are time-weighted, meaning the rates of return are adjusted to take into account the time periods before and after cash flows into and out of the accounts comprising the composite in order to minimize any impact on returns that is based on such cash flows. The LCC Composite is asset-weighted, meaning the calculations are weighted by the size of each client’s account in relation to the size of the total composite, using daily market value.

The composite performance is provided to illustrate the past performance of the composite of Rothschild’s similarly managed accounts as measured against a broad based market index and the prior performance of Rothschild, and does not represent the historical performance of Pacific Funds Large-Cap. You should not consider this performance data to be an indication of future performance of Pacific Funds Large-Cap.

The discretionary accounts comprising the LCC Composite are not registered mutual funds and generally were not subject to the same types of expenses as Pacific Funds Large-Cap or to the diversification requirements, specific tax restrictions and investment limitations imposed on Pacific Funds Large-Cap by the 1940 Act or the IRC, which, if applicable, may have resulted in lower performance results for the LCC Composite. In addition, the operating expenses incurred by the managed accounts were lower than the operating expenses of Pacific Funds Large-Cap and, accordingly, the performance results of the LCC Composite shown below are higher than what Pacific Funds Large-Cap’s performance would have been.

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The performance data below is for the LCC Composite and the prior performance of Rothschild and is not the performance results for Pacific Funds Large-Cap.

Annual total returns/Average annual total returns for the periods ending December 31, 2016
Year/Period	LCC Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Large-Cap (Class S)[1]	LCC Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Large-Cap (Class P)[2]	LCC Composite[3]	S&P 500 Index[4]
2016	9.16%	9.06%	9.22%	11.96%
2015	(1.28%)	(1.38%)	(1.23%)	1.38%
2014	12.68%	12.57%	12.74%	13.69%
2013	33.01%	32.88%	33.07%	32.39%
2012	15.99%	15.88%	16.05%	16.00%
2011	4.81%	4.70%	4.86%	2.11%
2010	13.59%	13.48%	13.65%	15.06%
2009	20.40%	20.28%	20.46%	26.46%
2008	(31.99%)	(32.06%)	(31.96%)	(37.00%)
2007	7.48%	7.38%	7.54%	5.49%
2006	19.24%	19.12%	19.30%	15.79%
2005	5.48%	5.38%	5.53%	4.91%
2004	13.40%	13.28%	13.45%	10.88%
2003	28.34%	28.21%	28.40%	28.68%
2002	(19.52%)	(19.60%)	(19.48%)	(22.10%)
2001	(0.80%)	(0.90%)	(0.75%)	(11.89%)
2000	(0.01%)	(0.11%)	0.04%	(9.10%)
1999	8.63%	8.52%	8.68%	21.04%
1998	18.37%	18.25%	18.43%	28.58%
1997	37.26%	37.13%	37.33%	33.36%
1996	19.66%	19.54%	19.72%	22.96%
1995	30.46%	30.33%	30.52%	37.58%
1994	(1.04%)	(1.14%)	(0.99%)	1.32%
1993	20.70%	20.59%	20.76%	10.08%
1 year	9.16%	9.06%	9.22%	11.96%
3 years	6.69%	6.58%	6.74%	8.87%
5 years	13.38%	13.27%	13.44%	14.66%
10 years	6.98%	6.87%	7.03%	6.95%
Since January 1, 1993[5]	9.81%	9.70%	9.86%	9.22%

1 This column shows you the performance of the LCC Composite after the fees and expenses of Class S shares of Pacific Funds Large-Cap (estimated at an annual rate of 65 basis points) have been deducted from the LCC Composite’s gross performance.

2 This column shows you the performance of the LCC Composite after the fees and expenses of Class P shares of Pacific Funds Large-Cap (estimated at an annual rate of 75 basis points) have been deducted from the LCC Composite’s gross performance.

3 This column shows you the performance of the LCC Composite after investment advisory fees and trading costs of the accounts comprising the composite have been deducted on a monthly basis from the gross return of the composite (estimated at an annual rate of 60 basis points). The investment advisory fee charges deducted represent the highest advisory fee charged to any account comprising the composite for the period(s) shown.

4 The S&P 500 Index is an unmanaged index generally considered representative of the market for stocks of U.S. large-capitalization companies and includes reinvestment of dividends. You cannot invest directly in an index.

5 The inception date for the LCC Composite is January 1, 1990. Returns for the periods from January 1, 1990 through December 31, 1992 are not shown because they are not GIPS verified. Rothschild has represented that exclusion of these returns would not materially affect the performance information or cause the presentation to be misleading.

Rothschild U.S. Large-Cap Value Composite

The performance information shown below is that of the Rothschild U.S. Large-Cap Value Composite (the “LCV Composite”), a composite which consists of all discretionary, fee-paying, tax-exempt accounts with no client restrictions on trading or stock selection (and thereby excludes mutual funds) using the Rothschild U.S. Large-Cap Value strategy, a strategy substantially similar to the strategy Rothschild manages for Pacific Funds Large-Cap Value, a minimum of $2 million in total market value (market fluctuations will not cause removal), and a benchmark of the Russell 1000 Value Index. The LCV Composite was created on October 1, 2000 and is substantially similar in investment objectives (goals), policies and strategies as Pacific Funds Large-Cap Value. The table shows the historical performance of the LCV Composite which, as of December 31, 2016, consisted of 28 accounts comprising $1.3 billion in assets under Rothschild management. The LCV Composite consists of all accounts that meet the composite requirements and that are managed by Rothschild in a substantially similar manner to that of Pacific Funds Large-Cap Value. Accounts that do not meet the composite requirements and thus are excluded from the composite are two accounts ($52 million) that have client restrictions or low market values, one commingled fund ($35 million), one mutual

32

fund ($30 million) and five wrap-fee platforms ($642 million). Rothschild has represented that exclusion of these accounts does not materially change the performance numbers shown or cause the presentation to be misleading. Results for the full historical period are time-weighted, meaning the rates of return are adjusted to take into account the time periods before and after cash flows into and out of the accounts comprising the composite in order to minimize any impact on returns that is based on such cash flows. The LCV Composite is asset-weighted, meaning the calculations are weighted by the size of each client’s account in relation to the size of the total composite, using daily market value.

The composite performance is provided to illustrate the past performance of the composite of Rothschild’s similarly managed accounts as measured against a broad based market index and the prior performance of Rothschild, and does not represent the historical performance of Pacific Funds Large-Cap Value. You should not consider this performance data to be an indication of future performance of Pacific Funds Large-Cap Value.

The discretionary accounts comprising the LCV Composite are not registered mutual funds and generally were not subject to the same types of expenses as Pacific Funds Large-Cap Value or to the diversification requirements, specific tax restrictions and investment limitations imposed on Pacific Funds Large-Cap Value by the 1940 Act or the IRC, which, if applicable, may have resulted in lower performance results for the LCV Composite. In addition, the operating expenses incurred by the managed accounts were lower than the operating expenses of Pacific Funds Large-Cap Value and, accordingly, the performance results of the LCV Composite shown below are higher than what Pacific Funds Large-Cap Value’s performance would have been.

The performance data below is for the LCV Composite and the prior performance of Rothschild and is not the performance results for Pacific Funds Large-Cap Value.

Annual total returns/Average annual total returns for the periods ending December 31, 2016
Year/Period	LCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Large-Cap Value (Class S)[1]	LCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Large-Cap Value (Class P)[2]	LCV Composite[3]	Russell 1000 Value Index[4]
2016	11.55%	11.44%	11.71%	17.34%
2015	(1.96%)	(2.06%)	(1.81%)	(3.83%)
2014	13.59%	13.47%	13.75%	13.45%
2013	36.35%	36.22%	36.55%	32.53%
2012	18.71%	18.59%	18.88%	17.51%
2011	0.35%	0.25%	0.50%	0.39%
2010	11.10%	10.99%	11.27%	15.51%
2009	23.24%	23.12%	23.42%	19.69%
2008	(34.46%)	(34.53%)	(34.36%)	(36.85%)
2007	5.17%	5.06%	5.33%	(0.17%)
2006	23.00%	22.88%	23.18%	22.25%
2005	9.32%	9.21%	9.48%	7.05%
2004	14.69%	14.58%	14.86%	16.49%
2003	29.43%	29.30%	29.62%	30.03%
2002	(14.85%)	(14.94%)	(14.72%)	(15.52%)
2001	(2.30%)	(2.40%)	(2.15%)	(5.59%)
10/1/00 — 12/31/00	2.16%	2.13%	2.20%	3.60%
1 year	11.55%	11.44%	11.71%	17.34%
3 years	7.50%	7.39%	7.66%	8.59%
5 years	14.99%	14.88%	15.16%	14.80%
10 years	6.65%	6.55%	6.81%	5.72%
Since Inception (October 1, 2000)	7.48%	7.37%	7.64%	6.67%

1 This column shows you the performance of the LCV Composite after the fees and expenses of Class S shares of Pacific Funds Large-Cap Value (estimated at an annual rate of 75 basis points) have been deducted from the LCV Composite’s gross performance.

2 This column shows you the performance of the LCV Composite after the fees and expenses of Class P shares of Pacific Funds Large-Cap Value (estimated at an annual rate of 85 basis points) have been deducted from the LCV Composite’s gross performance.

3 This column shows you the performance of the LCV Composite after investment advisory fees and trading costs of the accounts comprising the composite have been deducted on a monthly basis from the gross returns of the composite (estimated at an annual rate of 60 basis points). The investment advisory fee charges deducted represent the highest advisory fee charged to any account comprising the composite for the period(s) shown.

4 The Russell 1000 Value Index is an unmanaged index generally representative of the market for the stocks of large-capitalization U.S. companies and includes reinvestment of dividends. You cannot invest directly in an index.

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Rothschild U.S. Small/Mid-Cap Core Composite

The performance information shown below is that of the Rothschild U.S. Small/Mid-Cap Core Composite (the “SMID Composite”), a composite which consists of all discretionary, fee-paying, tax-exempt accounts with no client restrictions on trading or stock selection (and thereby excludes mutual funds) using the Rothschild U.S. Small/Mid-Cap strategy, a strategy substantially similar to the strategy Rothschild manages for Pacific Funds Small/Mid-Cap, and a benchmark of the Russell 2500 Index. The SMID Composite was created on January 1, 1997 and is substantially similar in investment objectives (goals), policies and strategies as Pacific Funds Small/Mid-Cap. The table shows the historical performance of the SMID Composite which, as of December 31, 2016, consisted of 20 accounts comprising $1.1 billion in assets under Rothschild management. The SMID Composite consists of all accounts that meet the composite requirements and that are managed by Rothschild in a substantially similar manner to that of Pacific Funds Small/Mid-Cap. Accounts that do not meet the composite requirements and thus are excluded from the composite are four accounts ($34 million) that have client restrictions, one commingled fund ($309 million), one mutual fund ($54 million) and one collective investment trust fund ($327 million). Rothschild has represented that exclusion of these accounts does not materially change the performance numbers shown or cause the presentation to be misleading. Results for the full historical period are time-weighted, meaning the rates of return are adjusted to take into account the time periods before and after cash flows into and out of the accounts comprising the composite in order to minimize any impact on returns that is based on such cash flows. The SMID Composite is asset-weighted, meaning the calculations are weighted by the size of each client’s account in relation to the size of the total composite, using daily market value.

The composite performance is provided to illustrate the past performance of the composite of Rothschild’s similarly managed accounts as measured against a broad based market index and the prior performance of Rothschild, and does not represent the historical performance of Pacific Funds Small/Mid-Cap. You should not consider this performance data to be an indication of future performance of Pacific Funds Small/Mid-Cap.

The discretionary accounts comprising the SMID Composite are not registered mutual funds and generally were not subject to the same types of expenses as Pacific Funds Small/Mid-Cap or to the diversification requirements, specific tax restrictions and investment limitations imposed on Pacific Funds Small/Mid-Cap by the 1940 Act or the IRC, which, if applicable, may have resulted in lower performance results for the SMID Composite. In addition, the operating expenses incurred by the managed accounts were lower than the operating expenses of Pacific Funds Small/Mid-Cap and, accordingly, the performance results of the SMID Composite shown below are higher than what Pacific Funds Small/Mid-Cap’s performance would have been.

The performance data below is for the SMID Composite and the prior performance of Rothschild and is not the performance results for Pacific Funds Small/Mid-Cap.

Annual total returns/Average annual total returns for the periods ending December 31, 2016
Year/Period	SMID Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small/Mid-Cap (Class S)[1]	SMID Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small/Mid-Cap (Class P)[2]	SMID Composite[3]	Russell 2500 Index[4]
2016	15.92%	15.86%	16.09%	17.59%
2015	0.52%	0.47%	0.67%	(2.90%)
2014	9.27%	9.21%	9.43%	7.07%
2013	38.09%	38.02%	38.29%	36.80%
2012	13.90%	13.85%	14.07%	17.88%
2011	2.41%	2.36%	2.57%	(2.51%)
2010	26.74%	26.67%	26.92%	26.71%
2009	17.99%	17.93%	18.16%	34.39%
2008	(32.99%)	(33.02%)	(32.88%)	(36.79%)
2007	0.39%	0.34%	0.54%	1.38%
2006	18.45%	18.39%	18.63%	16.17%
2005	9.47%	9.42%	9.64%	8.11%
2004	19.95%	19.89%	20.13%	18.29%
2003	36.40%	36.34%	36.60%	45.51%
2002	(6.07%)	(6.12%)	(5.93%)	(17.80%)
2001	12.36%	12.31%	12.53%	1.22%
2000	19.89%	19.84%	20.07%	4.27%
1999	7.22%	7.16%	7.38%	24.14%
1998	3.26%	3.21%	3.42%	0.38%
1997	32.43%	32.36%	32.62%	24.36%
1 year	15.92%	15.86%	16.09%	17.59%
3 years	8.39%	8.33%	8.54%	6.93%
5 years	14.90%	14.84%	15.07%	14.54%

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Annual total returns/Average annual total returns for the periods ending December 31, 2016
Year/Period	SMID Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small/Mid-Cap (Class S)[1]	SMID Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small/Mid-Cap (Class P)[2]	SMID Composite[3]	Russell 2500 Index[4]
10 years	7.51%	7.46%	7.67%	7.69%
Since Inception (January 1, 1997)	11.04%	10.99%	11.21%	9.46%

1 This column shows you the performance of the SMID Composite after the fees and expenses of Class S shares of Pacific Funds Small/Mid-Cap (estimated at an annual rate of 100 basis points) have been deducted from the SMID Composite’s gross performance.

2 This column shows you the performance of the SMID Composite after the fees and expenses of Class P shares of Pacific Funds Small/Mid-Cap (estimated at an annual rate of 105 basis points) have been deducted from the SMID Composite’s gross performance.

3 This column shows you the performance of the SMID Composite after investment advisory fees and trading costs of the accounts comprising the composite have been deducted on a monthly basis from the gross return of the composite (estimated at an annual rate of 85 basis points). The investment advisory fee charges deducted represent the highest advisory fee charged to any account comprising the composite for the period(s) shown.

4 The Russell 2500 Index is an unmanaged index generally representative of the market for the stocks of small- and medium-sized U.S. companies and includes reinvestment of dividends. You cannot invest directly in an index.

Rothschild U.S. Small-Cap Core Composite

The performance information shown below is that of the Rothschild U.S. Small-Cap Core Composite (the “SCC Composite”), a composite which consists of all discretionary, fee-paying, tax-exempt accounts with no client restrictions on trading or stock selection (and thereby excludes mutual funds) using the Rothschild U.S. Small-Cap Core strategy, a strategy substantially similar to the strategy Rothschild manages for Pacific Funds Small-Cap, and a benchmark of the Russell 2000 Index. The SCC Composite was created on January 1, 1991 and is substantially similar in investment objectives (goals), policies and strategies as Pacific Funds Small-Cap. The table shows the historical performance of the SCC Composite which, as of December 31, 2016, consisted of 12 accounts comprising $516 million in assets under Rothschild management. The SCC Composite consists of all accounts that meet the composite requirements and that are managed by Rothschild in a substantially similar manner to that of Pacific Funds Small-Cap. Accounts that do not meet the composite requirements and thus are excluded from the composite are five accounts ($45 million) that have client restrictions, one commingled fund ($149 million), one mutual fund ($9 million) and one collective investment trust fund ($194 million). Rothschild has represented that exclusion of these accounts does not materially change the performance numbers shown or cause the presentation to be misleading. Results for the full historical period are time-weighted, meaning the rates of return are adjusted to take into account the time periods before and after cash flows into and out of the accounts comprising the composite in order to minimize any impact on returns that is based on such cash flows. The SCC Composite is asset-weighted, meaning the calculations are weighted by the size of each client’s account in relation to the size of the total composite, using daily market value.

The composite performance is provided to illustrate the past performance of the composite of Rothschild’s similarly managed accounts as measured against a broad based market index and the prior performance of Rothschild, and does not represent the historical performance of Pacific Funds Small-Cap. You should not consider this performance data to be an indication of future performance of Pacific Funds Small-Cap.

The discretionary accounts comprising the SCC Composite are not registered mutual funds and generally were not subject to the same types of expenses as Pacific Funds Small-Cap or to the diversification requirements, specific tax restrictions and investment limitations imposed on Pacific Funds Small-Cap by the 1940 Act or the IRC, which, if applicable, may have resulted in lower performance results for the SCC Composite. In addition, the operating expenses incurred by the managed accounts were lower than the operating expenses of Pacific Funds Small-Cap and, accordingly, the performance results of the SCC Composite shown below are higher than what Pacific Funds Small-Cap’s performance would have been.

The performance data below is for the SCC Composite and the prior performance of Rothschild and is not the performance results for Pacific Funds Small-Cap.

Annual total returns/Average annual total returns for the periods ending December 31, 2016
Year/Period	SCC Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap (Class S)[1]	SCC Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap (Class P)[2]	SCC Composite[3]	Russell 2000 Index[4]
2016	19.21%	19.15%	19.39%	21.31%
2015	(1.41%)	(1.46%)	(1.26%)	(4.41%)
2014	9.44%	9.39%	9.61%	4.89%
2013	37.34%	37.28%	37.54%	38.82%
2012	15.33%	15.28%	15.50%	16.35%

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Annual total returns/Average annual total returns for the periods ending December 31, 2016
Year/Period	SCC Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap (Class S)[1]	SCC Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap (Class P)[2]	SCC Composite[3]	Russell 2000 Index[4]
2011	4.11%	4.06%	4.27%	(4.18%)
2010	26.15%	26.09%	26.34%	26.85%
2009	14.71%	14.65%	14.88%	27.17%
2008	(28.74%)	(28.77%)	(28.63%)	(33.79%)
2007	(1.51%)	(1.56%)	(1.37%)	(1.57%)
2006	24.12%	24.06%	24.30%	18.37%
2005	7.55%	7.49%	7.71%	4.55%
2004	19.25%	19.19%	19.43%	18.33%
2003	36.03%	35.96%	36.23%	47.25%
2002	(8.67%)	(8.72%)	(8.53%)	(20.48%)
2001	14.28%	14.22%	14.45%	2.49%
2000	20.39%	20.33%	20.57%	(3.02%)
1999	8.01%	7.96%	8.18%	21.26%
1998	1.23%	1.18%	1.38%	(2.55%)
1997	33.30%	33.24%	33.50%	22.36%
1996	23.62%	23.56%	23.80%	16.49%
1995	32.11%	32.05%	32.31%	28.45%
1994	1.32%	1.27%	1.47%	(1.82%)
1993	21.20%	21.14%	21.38%	18.88%
1 year	19.21%	19.15%	19.39%	21.31%
3 years	8.76%	8.70%	8.92%	6.74%
5 years	15.30%	15.24%	15.47%	14.46%
10 years	7.98%	7.92%	8.14%	7.07%
Since January 1, 1993[5]	12.57%	12.51%	12.73%	9.34%

1 This column shows you the performance of the SCC Composite after the fees and expenses of Class S shares of Pacific Funds Small-Cap (estimated at an annual rate of 100 basis points) have been deducted from the SCC Composite’s gross performance.

2 This column shows you the performance of the SCC Composite after the fees and expenses of Class P shares of Pacific Funds Small-Cap (estimated at an annual rate of 105 basis points) have been deducted from the SCC Composite’s gross performance.

3 This column shows you the performance of the SCC Composite after investment advisory fees and trading costs of the accounts comprising the composite have been deducted on a monthly basis from the gross returns of the components of the composite (estimated at an annual rate of 85 basis points). The investment advisory fee charges deducted represent the highest advisory fee charged to any account comprising the composite for the period(s) shown.

4 The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of small-sized U.S. companies and includes reinvestment of dividends. You cannot invest directly in an index.

5 The inception date for the SCC Composite is January 1, 1991. Returns for the periods from January 1, 1991 through December 31, 1992 are not shown because they are not GIPS verified. Rothschild has represented that exclusion of these returns would not materially affect the performance information or cause the presentation to be misleading.

Rothschild U.S. Small-Cap Value Composite

The performance information shown below is that of the Rothschild U.S. Small-Cap Value Composite (the “SCV Composite”), a composite which consists of all discretionary, fee-paying, tax-exempt accounts with no client restrictions on trading or stock selection (and thereby excludes mutual funds) using the Rothschild U.S. Small-Cap Value strategy, a strategy substantially similar to the strategy Rothschild manages for Pacific Funds Small-Cap Value, and a benchmark of the Russell 2000 Value Index. The SCV Composite was created on September 1, 1997 and is substantially similar in investment objectives (goals), policies and strategies as Pacific Funds Small-Cap Value. The table shows the historical performance of the SCV Composite which, as of December 31, 2016, consisted of seven accounts comprising $409 million in assets under Rothschild management. The SCV Composite consists of all accounts that meet the composite requirements and that are managed by Rothschild in a substantially similar manner to that of Pacific Funds Small-Cap Value. Accounts that do not meet the composite requirements and thus are excluded from the composite are two accounts that have client restrictions ($13 million) and one mutual fund ($35 million). Rothschild has represented that exclusion of these accounts does not materially change the performance numbers shown or cause the presentation to be misleading. Results for the full historical period are time-weighted, meaning the rates of return are adjusted to take into account the time periods before and after cash flows into and out of the accounts comprising the composite in order to minimize any impact on returns that is based on such cash flows. The SCV Composite is asset-weighted, meaning the calculations are weighted by the size of each client’s account in relation to the size of the total composite, using daily market value.

The composite performance is provided to illustrate the past performance of the composite of Rothschild’s similarly managed accounts as measured against a broad based market index and the prior performance of Rothschild, and does not represent the historical performance of

36

Pacific Funds Small-Cap Value. You should not consider this performance data to be an indication of future performance of Pacific Funds Small-Cap Value.

The discretionary accounts comprising the SCV Composite are not registered mutual funds and generally were not subject to the same types of expenses as Pacific Funds Small-Cap Value or to the diversification requirements, specific tax restrictions and investment limitations imposed on Pacific Funds Small-Cap Value by the 1940 Act or the IRC, which, if applicable, may have resulted in lower performance results for the SCV Composite. In addition, the operating expenses incurred by the managed accounts were lower than the operating expenses of Pacific Funds Small-Cap Value and, accordingly, the performance results of the SCV Composite shown below are higher than what Pacific Funds Small-Cap Value’s performance would have been.

The performance data below is for the SCV Composite and the prior performance of Rothschild and is not the performance results for Pacific Funds Small-Cap Value.

Annual total returns/Average annual total returns for the periods ending December 31, 2016
Year/Period	SCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap Value (Class S)[1]	SCV Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap Value (Class P)[2]	SCV Composite[3]	Russell 2000 Value Index[4]
2016	25.64%	25.58%	25.83%	31.74%
2015	(3.50%)	(3.55%)	(3.36%)	(7.47%)
2014	7.34%	7.29%	7.50%	4.22%
2013	36.75%	36.68%	36.95%	34.52%
2012	13.85%	13.79%	14.02%	18.05%
2011	0.86%	0.81%	1.01%	(5.50%)
2010	20.47%	20.41%	20.65%	24.50%
2009	9.72%	9.67%	9.89%	20.58%
2008	(24.78%)	(24.82%)	(24.66%)	(28.92%)
2007	(3.58%)	(3.63%)	(3.43%)	(9.78%)
2006	23.40%	23.33%	23.58%	23.48%
2005	8.40%	8.35%	8.56%	4.71%
2004	19.55%	19.49%	19.72%	22.25%
2003	34.72%	34.65%	34.91%	46.03%
2002	(4.34%)	(4.39%)	(4.19%)	(11.43%)
2001	11.81%	11.75%	11.97%	14.02%
2000	22.33%	22.27%	22.51%	22.83%
1999	8.06%	8.01%	8.22%	(1.49%)
1998	1.20%	1.14%	1.35%	(6.45%)
9/1/97 — 12/31/97	6.64%	6.63%	6.70%	8.44%
1 year	25.64%	25.58%	25.83%	31.74%
3 years	9.18%	9.12%	9.33%	8.31%
5 years	15.17%	15.11%	15.33%	15.07%
10 years	6.96%	6.90%	7.11%	6.26%
Since Inception (September 1, 1997)	10.10%	10.05%	10.27%	8.96%

1 This column shows you the performance of the SCV Composite after the fees and expenses of Class S shares of Pacific Funds Small-Cap Value (estimated at an annual rate of 100 basis points) have been deducted from the SCV Composite’s gross performance.

2 This column shows you the performance of the SCV Composite after the fees and expenses of Class P shares of Pacific Funds Small-Cap Value (estimated at an annual rate of 105 basis points) have been deducted from the SCV Composite’s gross performance.

3 This column shows you the performance of the SCV Composite after investment advisory fees and trading costs of the accounts comprising the composite have been deducted on a monthly basis from the gross returns of the composite (estimated at annual rate of 85 basis points). The investment advisory fee charges deducted represent the highest advisory fee charged to any account comprising the composite for the period(s) shown.

4 The Russell 2000 Value Index is an unmanaged index generally representative of the market for the stocks of small-sized U.S. companies and includes reinvestment of dividends. You cannot invest directly in an index.

Rothschild U.S. Small-Cap Growth Composite

The performance information shown below is that of the Rothschild U.S. Small-Cap Growth Composite (the “SCG Composite”), a composite which consists of all discretionary, fee-paying, tax-exempt accounts with no client restrictions on trading or stock selection (and thereby excludes mutual funds) using the Rothschild U.S. Small-Cap Growth strategy, a strategy substantially similar to the strategy Rothschild manages for Pacific Funds Small-Cap Growth, and a benchmark of the Russell 2000 Growth Index. The SCG Composite was created on October 1, 2007 and is substantially similar in investment objectives (goals), policies and strategies as Pacific Funds Small-Cap Growth. The table shows the historical performance of the SCG Composite which, as of December 31, 2016, consisted of one account comprising $1

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million in assets under Rothschild management. The SCG Composite consists of all accounts that meet the composite requirements and that are managed by Rothschild in a substantially similar manner to that of Pacific Funds Small-Cap Growth. Accounts that do not meet the composite requirements and thus are excluded from the composite are two mutual funds ($218 million). Rothschild has represented that exclusion of these accounts does not materially change the performance numbers shown or cause the presentation to be misleading. Results for the full historical period are time-weighted, meaning the rates of return are adjusted to take into account the time periods before and after cash flows into and out of the accounts comprising the composite in order to minimize any impact on returns that is based on such cash flows. The SCG Composite is asset-weighted, meaning the calculations are weighted by the size of each client’s account in relation to the size of the total composite, using daily market value.

The composite performance is provided to illustrate the past performance of the composite of Rothschild’s similarly managed account as measured against a broad based market index and the prior performance of Rothschild, and does not represent the historical performance of Pacific Funds Small-Cap Growth. You should not consider this performance data to be an indication of future performance of Pacific Funds Small-Cap Growth.

The discretionary account comprising the SCG Composite is not a registered mutual fund and generally was not subject to the same types of expenses as Pacific Funds Small-Cap Growth or to the diversification requirements, specific tax restrictions and investment limitations imposed on Pacific Funds Small-Cap Growth by the 1940 Act or the IRC, which, if applicable, may have resulted in lower performance results for the SCG Composite. In addition, the operating expenses incurred by the managed account was lower than the operating expenses of Pacific Funds Small-Cap Growth and, accordingly, the performance results of the SCG Composite shown below are higher than what Pacific Funds Small-Cap Growth’s performance would have been.

The performance data below is for the SCG Composite and the prior performance of Rothschild and is not the performance results for Pacific Funds Small-Cap Growth.

Annual total returns/Average annual total returns for the periods ending December 31, 2016
Year/Period	SCG Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap Growth (Class S)[1]	SCG Composite Adjusted to Reflect Fees and Expenses of Pacific Funds Small-Cap Growth (Class P)[2]	SCG Composite[3]	Russell 2000 Growth Index[4]
2016	8.95%	8.79%	9.01%	11.32%
2015	1.21%	1.06%	1.26%	(1.38%)
2014	10.72%	10.56%	10.78%	5.60%
2013	40.09%	39.88%	40.16%	43.30%
2012	12.66%	12.50%	12.72%	14.59%
2011	2.02%	1.86%	2.07%	(2.91%)
2010	28.36%	28.17%	28.42%	29.09%
2009	27.69%	27.51%	27.76%	34.47%
2008	(32.75%)	(32.86%)	(32.72%)	(38.54%)
10/1/07 — 12/31/07	(2.75%)	(2.79%)	(2.74%)	(2.10%)
1 year	8.95%	8.79%	9.01%	11.32%
3 years	6.88%	6.72%	6.93%	5.05%
5 years	14.02%	13.85%	14.07%	13.74%
Since Inception (October 1, 2007)	8.38%	8.22%	8.44%	7.36%

1 This column shows you the performance of the SCG Composite after the fees and expenses of Class S shares of Pacific Funds Small-Cap Growth (estimated at an annual rate of 90 basis points) have been deducted from the SCG Composite’s gross performance.

2 This column shows you the performance of the SCG Composite after the fees and expenses of Class P shares of Pacific Funds Small-Cap Growth (estimated at an annual rate of 105 basis points) have been deducted from the SCG Composite’s gross performance.

3 This column shows you the performance of the SCG Composite after investment advisory fees and trading costs of the accounts comprising the composite have been deducted on a monthly basis from the gross returns of the composite (estimated at an annual rate of 85 basis points). The investment advisory fee charges deducted represent the highest advisory fee charged to any account comprising the composite for the period(s) shown.

4 The Russell 2000 Growth Index is an unmanaged index generally representative of the market for the stocks of small-sized U.S. companies and includes reinvestment of dividends. You cannot invest directly in an index.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is designed to help you understand how the Funds have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investment in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

The information in the Financial Highlights table is included and can be read in conjunction with the Funds’ financial statements and related notes, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report along with the

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Funds’ financial statements and related notes, are included in the Funds’ annual report dated as of March 31, 2017. To find out how you can obtain a copy of the annual report, please refer to the Where To Go For More Information section on the back cover of this Prospectus.

Upon completion of the reorganization of the Predecessor Funds with and into the PF U.S. Equity Funds on January 11, 2016, each PF U.S. Equity Fund assumed the performance, financial and other historical information of the corresponding Predecessor Fund. The information in the Financial Highlights table for the period December 31, 2014 (the Predecessor Funds’ commencement of operations) through November 30, 2015 (the Predecessor Funds’ fiscal year end) reflects the historical financial highlights of the Predecessor Funds, and was audited by the independent registered public accounting firm for the Predecessor Funds (the “Predecessor Accounting Firm”), which is a different firm from the independent registered public accounting firm for the Trust. The Predecessor Accounting Firm’s report dated January 28, 2016, along with the Predecessor Funds’ financial statements (which have been adopted by the PF U.S. Equity Funds), are included in the Predecessor Funds’ annual report dated November 30, 2015. A copy of the annual report is available upon request.

Certain Funds may invest in other investment companies, including other mutual funds, exchange-traded funds, and closed-end funds, to an extent that requires them to include “Acquired Fund Fees and Expenses” (“AFFE”) in their Annual Fund Operating Expenses table. Because these Funds’ tables include AFFE, the Annual Fund Operating Expenses in those tables will not correlate with the Expenses Before Reductions or Expenses After Reductions in the Financial Highlights table, which do not include AFFE. The Financial Highlights table does not include AFFE because they are not direct costs of a Fund. The impact of AFFE is reflected in the Total Returns of each Fund, including those shown in the Financial Highlights table.

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PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Large-Cap (6)
Class S (7)
4/1/2016 - 3/31/2017	$9.66	$0.15		$1.39	$1.54	($0.17)		$—	($0.17)	$11.03	2.46%	0.65%	1.43%	16.08%	$1,184	108%
12/1/2015 - 3/31/2016	10.09	0.05		(0.30)	(0.25)	(0.18	)(8)	—	(0.18)	9.66	5.99%	0.65%	1.70%	(2.54%)	1,879	27%
3/20/2015 - 11/30/2015	10.26	0.12		(0.29)	(0.17)	—		—	—	10.09	9.85%	0.65%	1.72%	(1.66%)	1,895	45%
Pacific Funds Large-Cap Value (6)
Class S (7)
4/1/2016 - 3/31/2017	$9.47	$0.17		$1.28	$1.45	($0.15)		($0.02)	($0.17)	$10.75	1.39%	0.75%	1.70%	15.35%	$1,365	65%
1/11/2016 - 3/31/2016	8.97	0.04		0.46	0.50	—		—	—	9.47	9.93%	0.75%	2.27%	5.57%	210	48%
Pacific Funds Small/Mid-Cap (6)
Class S (7)
4/1/2016 - 3/31/2017	$9.92	$0.01		$2.05	$2.06	($0.01)		($0.03)	($0.04)	$11.94	1.31%	1.00%	0.11%	20.78%	$8,531	45%
12/1/2015 - 3/31/2016	10.48	0.01		(0.49)	(0.48)	(0.03)		(0.05)	(0.08)	9.92	9.62%	1.00%	0.37%	(4.55%)	711	11%
12/31/2014 - 11/30/2015	10.00	0.01		0.47	0.48	—		—	—	10.48	29.84%	1.00%	0.12%	4.80%	524	30%
Pacific Funds Small-Cap (6)
Class S (7)
4/1/2016 - 3/31/2017	$9.67	$0.03		$2.17	$2.20	($0.92)		$—	($0.92)	$10.95	3.04%	1.00%	0.26%	23.03%	$140	62%
12/1/2015 - 3/31/2016	10.31	0.02		(0.60)	(0.58)	(0.06)		—	(0.06)	9.67	10.38%	1.00%	0.61%	(5.68%)	497	27%
12/31/2014 - 11/30/2015	10.00	0.02		0.29	0.31	—		—	—	10.31	30.41%	1.00%	0.24%	3.10%	516	27%
Pacific Funds Small-Cap Value (6)
Class S (7)
4/1/2016 - 3/31/2017	$9.47	$0.06		$2.13	$2.19	($0.06)		($0.05)	($0.11)	$11.55	1.50%	1.00%	0.53%	23.02%	$9,655	76%
12/1/2015 - 3/31/2016	10.14	0.04		(0.49)	(0.45)	(0.12)		(0.10)	(0.22)	9.47	16.02%	1.00%	1.27%	(4.37%)	1,118	17%
12/31/2014 - 11/30/2015	10.00	0.06		0.08	0.14	—		—	—	10.14	26.85%	1.00%	0.63%	1.40%	706	29%
Pacific Funds Small-Cap Growth (6)
Class S (7)
4/1/2016 - 3/31/2017	$9.63	($0.03)		$1.80	$1.77	($0.00	)(9)	($0.20)	($0.20)	$11.20	1.53%	0.90%	(0.28%)	18.47%	$9,680	49%
1/11/2016 - 3/31/2016	9.27	(0.00	)(9)	0.36	0.36	—		—	—	9.63	12.04%	0.90%	(0.29%)	3.88%	411	7%
Class P
6/8/2016 - 3/31/2017	$10.06	($0.04)		$1.37	$1.33	$—		($0.20)	($0.20)	$11.19	1.43%	1.05%	(0.43%)	13.29%	$12,385	49%

(1)	For share classes that commenced operations after April 1, 2012, the first date reported represents the commencement date of operations for that share class.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any.
(5)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(6)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the following periods are shown for the Fund prior to April 1, 2016: (i) the period from December 31, 2014 through November 30, 2015, which reflects the fiscal year end for the Predecessor Fund prior to the reorganization and (ii) the period from December 1, 2015 or class commencement date through March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization.
(7)	Class S was formerly named Institutional Class.
(8)	Includes $0.01 per share return of capital distribution.
(9)	Reflects an amount rounding to less than $0.01 per share.

A-1

WHERE TO GO FOR MORE INFORMATION

You’ll find more information about the Funds in the following documents:

Annual, Semi-Annual and Quarterly Reports

The Trust’s annual, semi-annual and quarterly reports for the Funds included in this Prospectus, once available, will provide additional information about Fund investments. The Trust’s annual reports list the holdings of the Funds (or a summary of holdings), describe Fund performance, include audited financial statements and tell you how investment strategies and Fund performance have responded to recent market conditions and economic trends. The Trust’s semi-annual reports list the holdings of the Funds (or a summary of the holdings) and include unaudited financial statements. The Trust’s annual and semi-annual reports may contain a summary schedule of investments for certain Funds. A complete schedule of investments may be obtained as noted below. The Trust’s quarterly reports provide a list of the holdings of the Funds.

Statement of Additional Information (“SAI”)

The SAI contains detailed information about each Fund’s investments, strategies and risks and a full description of the Trust’s policies and procedures regarding disclosure of the Funds’ portfolio holdings. The SAI is considered to be part of this Prospectus because it is incorporated herein by reference.

How to Obtain Documents

The prospectuses, the SAI and other regulatory documents of the Trust, once filed, are available, free of charge, on the Trust’s website (www.pacificlife.com/pacificfunds.html). You may also call or write for a free copy of these documents. You can also obtain these documents, reports and other information by contacting the U.S. Securities and Exchange Commission’s (“SEC”) Public Reference Room. The SEC may charge you a fee for this information.

Portfolio Holdings Information

Each Fund’s unaudited portfolio holdings information can be found at www.PacificLife.com/PacificFundsMonthlyHoldings.html. Month-end portfolio holdings for Funds are generally posted approximately three to five business days following month end. There may be an additional delay for certain Funds as indicated on the website. The investment adviser reserves the right to post holdings for any Fund more frequently than monthly, but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted or longer if required by law.

How to Contact the Trust

If you have any questions about any of the Funds or would like to obtain a copy of the Trust’s prospectuses, SAI or annual or semi-annual report at no cost, contact:

Regular mail: Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768

Express mail: Pacific Funds, 4400 Computer Drive, Westborough, MA 01581

Telephone: Customer Service (800) 722-2333 (select Option 2) (Monday through Friday)

How to Contact the SEC

Commission’s Public Reference Section

100 F Street, NE

Washington, D.C. 20549-1520

Website: www.sec.gov

E-mail: publicinfo@sec.gov

Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You may also access reports and other information about a Fund on the EDGAR Database on the SEC’s webpage at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (“FINRA”) provides investor protection education through its website and printed materials. The FINRA website address is www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck may be obtained from FINRA. The FINRA BrokerCheck hotline number is 1-800-289-9999. FINRA does not charge a fee for BrokerCheck services.

SEC file number 811-10385

Pacific Funds
Mailing address:
P.O. Box 9768
Providence, RI 02940-9768

ADDRESS SERVICE REQUESTED

Visit us at our Website: www.PacificFunds.com 4838-17A

Prospectus dated August 1, 2017

Class T Shares

FUND	TICKER SYMBOL
Pacific FundsSM Short Duration Income	--

You should be aware that the U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. It is a criminal offense to say otherwise.

Fund Summary

Pacific Funds Short Duration Income	3
Additional Information About Principal Investment Strategies and Principal Risks	7
Pacific Funds Short Duration Income	7
General Investment Information	7
Additional Risk Information	8
Additional Information About Fees and Expenses	13
Additional Information About Shareholder Fees	13
Additional Information About Operating Expenses	13
Shareholder Account Information	14
Overview of Class T Shares	15
Share Class Eligibility	15
Distribution and/or Service Fees	15
Initial Sales Charges	16
Sales Charges — Waivers and Reductions	16
Purchasing Shares	16
How to Purchase Shares	16
Redeeming Shares	17
Selling Shares	17
Exchanging Shares	17
Additional Information About Fund Performance	17
Name Changes of the Fund	17
Index Definition	17
Other Fund Information	17
Execution of Your Requests	17
How Share Prices Are Calculated	18
Security and Shareholder Protection	19
Prevention of Disruptive Trading	20
Dividends and Distributions	21
Distribution and Servicing Arrangements	21
General Summary of Tax Consequences	22
Document Delivery	23
Fund Organization	23
About Management	24
Financial Highlights	25

Where To Go For More Information	back cover of this Prospectus

Trademarks and service marks (“Marks”) regarding Pacific Funds are owned and/or registered by Pacific Life Insurance Company or its affiliates. Third-party Marks belong to their respective owners.

2

Pacific FundsSM Short Duration Income

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Class T shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of Class T shares section on page 15 in the Fund’s prospectus (the “Prospectus”).

Shareholder Fees (fees paid directly from your investment)

Class T
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class T
Management Fee	0.40%
Distribution (12b-1) and/or Service Fees	0.25%
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.05%
Less Expense Reimbursement[1]	(0.30%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.75%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class T shares through 7/31/2018. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense reimbursement (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class T	$325	$547	$786	$1,474

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2017, the portfolio turnover rate was 86% of the average value of the Fund.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 70% of its assets in investment grade debt instruments, including corporate debt, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. The Fund may invest up to 30% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt securities in which the Fund invests may include those issued by non-U.S. entities denominated in U.S. dollars and are primarily in developed markets.

The Fund expects to maintain a weighted average duration within one year (plus or minus) of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index, although the investments held by the Fund may have short, intermediate and long terms to maturity. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Maturity of a debt instrument, however, refers to the specific period of time until final payment (principal and any applicable interest) is due.

Individual investments may be purchased or sold in the event the Manager decides to adjust debt asset class weightings within the portfolio. Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index). The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to other Principal Risks described below. The Fund may be affected by the following principal risks:

3

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to the Fund. As a result, the Fund may be subject to greater liquidity risk than a Fund that does not invest in floating rate loans. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, the Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede the Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which may make it more difficult for the Fund to raise cash to pay investors when they redeem their shares in the Fund. The Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan, which may not be deemed to be a security in certain circumstances and, as a result, could increase the risk of investing in loans.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period

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of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Sector Risk: The Fund may be invested more heavily from time to time in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. Class T shares of the Fund have not yet commenced operations as of the date of this Prospectus. Accordingly, the bar chart and Average Annual Total Returns table show the performance of the Fund’s Class I shares, which are not offered in this prospectus. Returns differ to the extent that Class T shares and Class I shares have different expenses. Returns for Class T shares will be included once Class T has commenced operations and has a full calendar year of performance.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class I return for the period 1/1/17 through 6/30/17: 1.58%

Best and worst quarterly performance reflected within the bar chart: Q3 2012: 2.47%; Q2 2013: (1.56%)

Average Annual Total Returns (For the periods ended December 31, 2016)	1 year	5 years	Since Inception
Class I (incepted December 19, 2011) (before taxes)	2.92%	2.86%	2.84%
Class I (after taxes on distributions)	2.08%	1.92%	1.90%
Class I (after taxes on distributions and sale of Fund shares)	1.65%	1.80%	1.78%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	1.28%	0.92%	0.92%

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The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
David Weismiller, CFA, Managing Director and Lead Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares

Once you have established an account, you may generally purchase or redeem (sell) shares of a Fund on any business day by mail (Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768), overnight mail (Pacific Funds, 4400 Computer Drive, Westborough, MA 01581), by telephone by calling customer service at (800) 722-2333 (select Option 2) or by wire or electronic funds transfer. For accounts established through a broker-dealer or other financial intermediary, please contact your financial professional to purchase or redeem shares.

For Class T shares, the minimum initial investment is $1,000, and the minimum subsequent investment is $50. Pacific Funds Series Trust (the “Trust” or “Pacific Funds”) reserves the right to waive or change minimum investment amounts, including for certain types of retirement plans. The Trust and Pacific Select Distributors, LLC, the distributor and principal underwriter for the Trust (the “Distributor”), reserve the right to reject any request to buy shares.

Purchase and sale orders for accounts held directly with the Trust are executed at the next net asset value (“NAV”), plus or minus any applicable sales charges, determined after the transfer agent of the Trust receives an order in proper form at its processing location in Westborough, MA (which may not be the same day the order is first received at the Trust’s P.O. Box for any orders sent to the Trust’s P.O. Box as these orders must be picked up and delivered to the Trust’s Westborough, MA location for review and processing). Purchase and sale orders for accounts held with a financial intermediary are executed at the next NAV, plus or minus any applicable sales charges, determined after the order is received by the financial intermediary in proper form.

Tax Information

The Trust’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account, distributions from which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the Trust and its related companies may pay the broker-dealer or other financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

You should consult with your investment professional to determine whether the Fund is suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if a change in your investment strategy is needed. The investment adviser to the Trust is Pacific Life Fund Advisors LLC (“PLFA”). PLFA manages Pacific Funds Short Duration Income (the “Fund”) under the name Pacific Asset Management. More information on PLFA can be found in the About Management section of this Prospectus.

Please read this Prospectus carefully before investing or sending money, and keep it for future reference. You should read the complete description of the Fund in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

This Prospectus contains information about Class T shares of the Fund. Information regarding Class A, Class C, Class I and Advisor Class shares of the Fund are contained in a separate prospectus, which can be obtained as described on the back cover of this Prospectus.

The following provides additional information about the principal investment strategies and principal risks described in the Fund Summary section at the beginning of this Prospectus. This section also provides general investment information that applies to the Fund. For a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings and about the Fund’s other investment strategies and descriptions of securities, see the Trust’s Statement of Additional Information (“SAI”).

Pacific FundsSM Short Duration Income

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 70% of its assets in investment grade debt instruments, including corporate debt, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. U.S. government securities consist of U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. The Fund may invest up to 30% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt securities in which the Fund invests may include those issued by non-U.S. entities denominated in U.S. dollars and are primarily in developed markets.

The Fund expects to maintain a weighted average duration within one year (plus or minus) of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index, although the investments held by the Fund may have short, intermediate and long terms to maturity. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity, and call features. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates (i.e., to measure the volatility of a bond’s price relative to a change in interest rates). The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Maturity of a debt instrument, however, refers to the specific period of time until final payment (principal and any applicable interest) is due.

Individual investments may be purchased or sold in the event the Manager decides to adjust debt asset class weightings within the portfolio. Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index). The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Credit Risk	• Liquidity Risk
• Debt Securities Risk	• Market and Regulatory Risk
• Floating Rate Loan Risk	• Mortgage-Related and Other Asset-Backed Securities Risk
• Foreign Markets Risk	• Price Volatility Risk
• High Yield/High Risk or “Junk” Securities Risk	• Sector Risk
• Interest Rate Risk	• U.S. Government Securities Risk

General Investment Information

The Fund is subject to regulation under the Investment Company Act of 1940, as amended (“1940 Act”) and is classified as diversified under the 1940 Act. The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (“IRC”). The Fund’s stated investment goal is non-fundamental and may be changed without shareholder approval. Unless a particular investment policy is identified as fundamental in the SAI, the Trust’s board of trustees (“Board”) may change investment policies of the Fund without shareholder approval. Generally, there are changes to the Fund’s investment policies when an existing Manager is replaced, to reflect the new Manager’s investment style and practices.

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The Fund may have investment policies on the amount that it can invest in certain kinds of securities, certain countries or certain ratings or capitalizations of securities. For each series of the Trust, including the Fund (together, the “Funds”), investment policies apply at the time the investment is made so the Fund generally may continue to hold positions which met the investment policies at the time of investment but subsequently do not meet such policies. For example, if the Fund purchased an amount of illiquid investments which was less than the limit on such investments and that percentage subsequently changed due to fluctuations in value, redemptions, or for reasons other than a new purchase, the Fund may continue to hold such investments and PLFA and/or the Manager(s) will determine what investments should be sold or what other appropriate course of action should be taken to maintain adequate liquidity for the Fund. Once the value of the Fund’s illiquid investments equals or exceeds the percentage limit that the Fund may hold in illiquid investments, that Fund may not make any additional purchases of illiquid investments. Additionally, the Fund may continue to invest in investments that move outside such policies for reasons such as dividend reinvestments or corporate actions.

If net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities. Duration is a mathematical measure of a fund’s or security’s price sensitivity to changes in interest rates. Each year of duration represents an expected 1% change in the net asset value of the fund or security for every 1% change in interest rates. So the longer the fund’s or security’s duration, the more sensitive it will be to changes in interest rates. As such, a Fund with a long average duration (generally above 10 years) or intermediate average duration (generally between 3 and 10 years) will be more sensitive to changes in interest rates than a fund with a short average duration (generally less than 3 years). For example, if a fund has a weighted average duration of 5 years, its net asset value would be expected to fall about 5% when interest rates rise by 1%. Duration is not necessarily equal to maturity. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration factors in the pattern of all payments of interest and principal over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of floating rate securities).

The Fund may engage in active and frequent trading which could result in higher trading costs and reduce performance, and may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as the Fund shareholder. The Fund may be used in asset allocation models for the funds of funds of the Trust, which are other series of the Trust offered in a separate prospectus. Changes to the target allocations or rebalancing of the funds of funds of the Trust that invests in the Fund can result in the transfer of assets from the Fund. These changes, which occur without shareholder approval, may result in the sale of securities or other holdings, which can increase portfolio turnover and trading costs, potentially reducing the Fund’s performance. High portfolio turnover rates may cause the Fund to incur higher levels of trading costs, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.

The Fund may be impacted by illiquid investments from time to time, depending upon market conditions and events. An investment, even one that is generally very liquid, may become less liquid or illiquid. Liquidity risk is discussed below. As the Fund is likely to invest more than 10% of its assets in securities or other holdings which are most susceptible to becoming illiquid, such liquidity risk is noted in the Fund Summary section. The Fund may hold some cash for liquidity purposes.

Unless otherwise noted, the Manager may make decisions or shift assets in a way that causes the Fund not to achieve its investment goal or otherwise deviate from its disclosed principal investment strategies. For example, the Fund may take temporary defensive positions that are inconsistent with its investment strategies if the Manager believes adverse market economic, political or other conditions make it appropriate to try to protect the Fund from potential loss, for redemptions, at start-up of the Fund, or other reasons. In such cases, the Fund may temporarily invest (partially or extensively) in money market instruments (short-term high quality instruments) and/or cash equivalents (overnight investments). These shifts may alter the risk/return characteristics of the Fund and cause the Fund to miss investment opportunities and not to achieve its investment goal. Defensive positions could detract from investment performance in a period of rising market prices, but may reduce the severity of losses in a period of falling market prices and provide liquidity for making additional investments or for meeting redemptions. Furthermore, investment decisions may not anticipate market trends successfully. For example, investing heavily in debt securities during a period of stock market appreciation may result in lower total return.

Performance of the Fund will vary – performance is affected by changes in the economy and financial markets. The value of the Fund changes as the values of its investments go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

Additional Risk Information

Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you would expect. Every mutual fund has some degree of risk depending on its investments and strategies. The following provides additional information about the risks of the Fund identified in the Fund Summary section, as well as information about the following risks: Cybersecurity Risk, Increase in Expenses Risk, Investment Style Risk, Natural Disasters Risk and Redemption Risk.

• Active Management Risk: A Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact a Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. A Manager’s investment strategies are also discretionary and there can be no assurance that a Manager’s investment strategies will be advantageous for a Fund. From time to time, a Manager’s (and/or its affiliates’) activities may be limited because of regulatory restrictions and/or their own internal policies or market, liquidity or other issues which may limit the investment opportunities for a Fund managed by such firm. Money market instruments or short term securities held for cash management or defensive investing purposes can fluctuate in value. Like other debt securities, they are subject to risk, including market and regulatory, interest rate and credit risk. Uninvested cash will be subject to the

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credit risk of the depositary institution holding the cash, in which case it is possible that no income would be earned on the cash and yield would go down. If significant assets are used for cash management or defensive investing purposes, investment goals may not be met.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically. The credit quality of securities can change rapidly in certain market environments, particularly during volatile markets or periods of economic uncertainty or downturn, and the default of a single holding could cause significant net asset value (“NAV”) deterioration. A debt security’s issuer (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk.

Even though certain securities (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to a Fund on such securities, or that such collateral could be easily liquidated in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize. A Fund’s debt investments (also known as debt securities, debt obligations and debt instruments) may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or, if unrated, determined by the Manager to be of comparable quality. High Quality Debt Instruments are those rated in one of the two highest rating categories (the highest category for commercial paper) or if unrated, are of comparable quality as determined by the Manager. Investment Grade Debt Instruments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Manager. Non-investment Grade (High Yield/High Risk) Debt Instruments (sometimes called “junk bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative and are more likely to default with respect to the issuer’s ability to repay principal and interest than higher rated securities. Ratings of CCC for Fitch, or Caa for Moody’s, indicate a current vulnerability for default. Ratings below those levels indicate a higher vulnerability to default or default itself. Ratings of CCC to C for S&P indicate different degrees of vulnerability to default. A rating of D for S&P indicates that the security has defaulted.

Ratings are provided by credit rating agencies which specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default or be downgraded. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. Ratings tables for three of the most commonly used Nationally Recognized Statistical Rating Organizations (“Rating Agencies”) and each of their categories of investment grade debt and non-investment grade debt are described in the following table. For further information regarding ratings, please see Appendix A of the Trust’s Statement of Additional Information (“SAI”).

Credit Ratings Chart

Long-term ratings		Standard & Poor’s1,3	Moody’s2	Fitch[1,3]
	Investment grade debt categories	AAA	Aaa	AAA
		AA	Aa	AA
		A	A	A
		BBB	Baa	BBB
	Non-investment grade debt (sometimes called “junk bonds”) categories	BB	Ba	BB
		B	B	B
		CCC	Caa	CCC
		CC	Ca	CC
		C	C	C
		D	—	—
Short-term ratings	Highest three ratings	A-1	P-1	F1
		A-2	P-2	F2
		A-3	P-3	F3
	Other ratings	B	NP	B
		B-1		C
		B-2		RD
		B-3		D
C
D

1  Long-term ratings by Standard & Poor’s and Fitch from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. For example, BBB- is the lowest investment grade; BB+ is the highest non-investment grade.

2 Moody’s adds numerical modifiers 1, 2, and 3 to each generic bond rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. For example, Baa3 is the lowest investment grade; Ba1 is the highest non-investment grade.

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3 Short-term ratings within the A-1 and F1 categories may be designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

• Cybersecurity Risk: The Fund’s and/or its service providers’ use of the internet, technology and information systems may expose the Fund to risks associated with attack, damage or unauthorized access. Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, or unauthorized access to, confidential or restricted data relating to the Fund or Fund shareholders, and the compromise, delay or failure of systems, networks, devices and applications relating to Fund operations, which in turn could result in losses to the Fund and Fund shareholders and disrupt the conduct of business among the Fund, Fund shareholders, the Fund’s service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, particularly because the Fund does not directly control the cybersecurity defenses or plans of its service providers, financial intermediaries and other parties with which the Fund transacts.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including but not limited to interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to a Fund. As a result, a Fund that invests in floating rate loans may be subject to greater liquidity risk than a Fund that does not. Funds that invest in floating rate loans take steps to maintain adequate liquidity, such as borrowing cash under a line of credit or other facility through their custodian bank; however, these actions may increase expense to a Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, a Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, a Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. In addition, a Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. In purchasing an assignment, a Fund succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Floating rate loans are also subject to prepayment risk. Borrowers may pay off their loans sooner than expected, particularly when interest rates are falling. A Fund investing in such securities will be required to reinvest this money at lower yields, which can reduce its returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Prepayment and call risk typically occur when interest rates are declining.

In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates (extension risk), although floating rate debt securities are typically less exposed to this risk than fixed rate debt securities.

Floating rate loans generally are subject to restrictions on transfer, and may be difficult to sell at a time when the Manager seeks to sell the loan or may only be sold at prices that are less than their fair market value. Fair market value may be difficult to establish for loans. A loan may not be fully collateralized and can decline significantly in value. In addition, access to collateral backing the loan may be limited by bankruptcy or other insolvency laws. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.

A loan may also be in the form of a bridge loan, which is designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

To the extent a Fund invests in junior loans, these loans involve a higher degree of overall risk than floating rate loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede a Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede a Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in

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floating rate loans to settle, which make it more difficult for a Fund to raise cash to pay investors when they redeem their shares in the Fund. A Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders. These actions may impact a Fund’s performance (in the case of holding cash or selling securities) or increase a Fund’s expenses (in the case of borrowing).

It is also unclear whether the U.S. federal securities laws, which afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities, would be available to a Fund’s investments in a loan. This is because a loan may not be deemed to be a security in certain circumstances. In these instances, the Fund may need to rely on contractual provisions in the loan documents for some protections and also avail itself of common law fraud protections under applicable state law, which could increase the risk and expense to the Fund of investing in loans. In addition, holders of such loans may from time to time receive confidential information about the borrower. In certain circumstances, this confidential information may be considered material non-public information. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Fund that receives confidential information about a borrower for loan investments might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. For this reason, a Fund or its Manager may determine not to receive confidential information about a borrower for loan investments, which may disadvantage the Fund relative to other investors who do receive such information.

•  Foreign Markets Risk: Investments in securities of foreign issuers and securities of companies with significant foreign exposure, including securities denominated in foreign currencies, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. Political, social, and economic instability, the impact of economic sanctions, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in a country’s economy. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Increase in Expenses Risk: Your actual cost of investing in a Fund may be higher than the total expenses shown in the fee table and expense example for a variety of reasons, for example, if average net assets decrease. Net assets are more likely to decrease and a Fund’s expense ratio is more likely to increase when markets are volatile. In addition, certain expenses, such as brokerage costs, are not required to be disclosed in fee table and expense examples.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes.

• Investment Style Risk: A Fund’s investment style may shift in and out of favor for reasons including market conditions and investor sentiment.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as management, performance, financial leverage, changes in markets in which the issuer offers goods or services, and reduced demand for the issuer’s goods or services.

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• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which a Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. A Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. Liquid investments may become less liquid or illiquid, and thus more difficult to sell, over time or suddenly and unexpectedly. This may occur, for example, as a result of adverse market or economic conditions or investor perceptions, which may be independent of any adverse changes to the particular issuer. Less liquidity also means that more subjectivity may be used in establishing the value of the securities or other investments. For example, if market quotations or Board approved alternate pricing methodologies are not readily available or reliable for these investments, the securities or other investments will be valued by a method that the Trust’s Board believes reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments. Some securities (such as loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair a Fund’s ability to sell the holding at the price it has valued the holding causing a decline in the Fund’s net asset value. Investments in companies in turn-around, distress or other similar situations have a greater risk of being or becoming less liquid than other investments, particularly when the economy is not robust or during market downturns.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing a Fund to alter its existing strategies or potentially, to liquidate and close.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed or other asset-backed securities, making them more sensitive to changes in interest rates and any Fund holding such securities more volatile. This is known as extension risk. When interest rates rise, borrowers with variable interest rate loans may not be able to repay their loans at the higher interest rates. This could cause an increase in defaults and decrease the value of certain mortgage-related or other asset-backed securities. Mortgage-related securities may have exposure to subprime loans and subprime mortgages, which are loans or mortgages made to borrowers with lower credit ratings. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. In addition, investments in non-investment grade (high yield/high risk) asset-backed securities, including mortgage pools with exposure to subprime loans or mortgages, have a greater risk of being or becoming less liquid than other debt securities, especially when the economy is not robust, during market downturns, or when credit is tight. Other asset-backed securities may also be subject to exposure resulting from loans to borrowers with lower credit ratings, who pose a higher level of default risk. In addition, adjustable and fixed rate mortgage-related or other asset-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages (or other debt obligations) sooner than expected. This can reduce a Fund’s returns because it may have to reinvest that money at the lower prevailing interest rates. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. This call risk typically occurs when interest rates are declining. These securities are also subject to risks associated with the servicing of those assets backing the particular security. Mortgage-backed securities may be issued by the U.S. government, which are subject to U.S. government securities risk. Mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer, and there can be no assurance that these private insurers can meet their obligations under the policies. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (“IO”) and Principal Only (“PO”) components. IOs present a heightened risk of total loss of investment.

• Natural Disasters Risk: Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause

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sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

• Price Volatility Risk: Price volatility of an investment refers to the variation of changes in that investment’s value over time. Thus, an investment with higher price volatility is likelier to have greater price swings over shorter time periods than an investment with lower price volatility and a Fund that invests in more volatile investments may see its value also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Redemption Risk: A Fund could experience a loss when selling securities, including securities of other investment companies, to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the securities sold, or when the securities to be sold are illiquid. Such redemptions may also increase expenses to the Fund and cause the sale of securities in a short timeframe, both of which could negatively impact performance.

• Sector Risk: A Fund may be invested more heavily from time to time (e.g., over 25% of its assets) in a particular sector (which is broader than an industry classification) based on investment opportunities or market conditions. For example, a Fund could invest more heavily in certain sectors at various times relative to its benchmark index. If a Fund is invested more heavily in a particular sector, its performance will be more sensitive to risks and developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events. For more information on a Fund’s sector holdings, please refer to its annual report, semi-annual report or quarterly holdings report, which can be obtained as described on the back cover of this Prospectus.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although there are many types of U.S. government securities, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Pursuant to the authorities of the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”), Fannie Mae and Freddie Mac have been in a conservatorship under FHFA since September 2008. Should Fannie Mae and Freddie Mac exit the conservatorship, the effect this will have on the entities’ debt and equities, and on securities guaranteed by the entities, is unclear.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

There are two types of fees and expenses you pay when you invest in mutual funds: (i) shareholder fees and (ii) operating expenses. Shareholder fees include sales charges and account fees, as applicable, that you pay directly when you buy or sell shares. Operating expenses incurred by each Fund are borne by shareholders through their investment in such Fund. Annual Fund Operating Expenses are presented in the Fund Summary section at the beginning of this Prospectus.

The Trust pays for certain support, administrative, distribution and shareholder services and the operational expenses of the Fund, including custody, transfer agency, printing, legal, and auditing expenses. The Trust also pays Pacific Life Fund Advisors LLC (“PLFA”) for providing investment advisory services.

Additional Information About Shareholder Fees

Sales Charges

Pacific Funds Short Duration Income	Class T
Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	2.50%[1]
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None

1 The sales charge is reduced for purchases of $250,000 or more.

Account Fees

Shareholders may be charged additional expenses for a Pacific Funds IRA, including an annual retirement account custodial fee or fees to transfer an IRA account to another provider or to take a distribution.

Additional Information About Operating Expenses

Other Expenses

The Other Expenses line item in the Annual Fund Operating Expenses table for the Fund in the Fund Summary section includes, but is not limited to, expenses for audit, tax, custody, legal, regulatory documents (printing and mailing) and support services; repayments to PLFA of

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amounts that PLFA reimbursed to the Fund pursuant to the terms of the expense limitation agreement for the Fund (if any); plus the administration fee paid to Pacific Life Insurance Company (“Pacific Life”) as an annual percentage of average daily net assets for the Fund, which is shown below. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services.

Pacific Funds Short Duration Income: The administration fee is 0.30% for Class T shares.

Other Expenses may include interest expenses, which result from the Fund’s use of investments that are considered to be a form of borrowing for the Fund, such as short sales or reverse repurchase agreements. As such, the level of interest expense will vary based on the Fund’s use of those investments. Interest expense is not payable to PLFA and is required to be treated as a Fund expense for accounting purposes.

Operating Expense Reimbursement

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse the Fund for certain operating expenses that exceed an annual rate based on a percentage of the Fund’s average daily net assets as described in the Annual Fund Operating Expenses table for the Fund. These operating expenses include, but are not limited to: administration fees and expenses; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents as applicable; independent trustees’ fees and expenses; and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees (management fees); distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of the Fund’s business.

There is no guarantee that PLFA will continue to cap expenses for the Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to the Fund are subject to recoupment by PLFA as described in the Annual Fund Operating Expenses table for the Fund.

Fee Waiver

Pacific Funds Short Duration Income: PLFA has agreed to waive the following amounts of its management fee on the Fund’s net assets through July 31, 2018 as long as Pacific Asset Management manages the Fund: 1) 0.025% on net assets above $1 billion through $2 billion; 2) 0.050% on net assets above $2 billion through $3 billion; and 3) 0.075% on net assets above $3 billion. The fee waiver agreement will automatically renew for successive one-year terms thereafter unless terminated. The fee waiver agreement will terminate: (i) if the investment advisory agreement is terminated; (ii) upon approval of the Board of Trustees and 90 days’ prior written notice to PLFA; (iii) upon 90 days’ written notice by PLFA prior to the beginning of the next one-year term; or (iv) if Pacific Asset Management’s management fee rate for the Fund changes. There is no guarantee that PLFA will continue such waiver after the current one-year term. The waiver will be applied when the Fund reaches the net asset levels described above and does not include any other advisory fee waivers that are currently in place for the Fund. As of the date of this Prospectus, the Fund does not meet net asset levels where portions of the management fee would be waived.

SHAREHOLDER ACCOUNT INFORMATION

Choosing a Share Class

Class T shares of the Fund and other share classes for the Fund are continuously offered through the Distributor. The Distributor is an affiliate of PLFA, the Fund’s investment adviser, and is also an affiliate of Pacific Life, the Fund’s administrator. Shares of the Fund are generally purchased through broker-dealers, which may be affiliated with financial firms, such as banks and retirement plan administrators, and which have entered into a selling group agreement with the Distributor (collectively, “selling group members”). Such selling group members and their registered representatives, as well as other service providers (such as registered investment advisers, banks, trust companies, certified financial planners, third party administrators, recordkeepers, trustees, custodians and financial consultants) may be referred to in the following sections as a “financial intermediary” or “financial intermediaries.”

Your registered representative can help you choose the funds that are appropriate for you based upon your investment objective, risk tolerance, time horizon, and other factors. Your registered representative can also explain to you the various expenses associated with each share class and help you choose the share class that is most appropriate for you. Your registered representative may also assist you with establishing your account with the Trust. You should note, however, that if you invest in the Fund through a financial intermediary, different guidelines, conditions and restrictions may apply than if you held your shares in the Fund directly or through another financial intermediary. We encourage you to discuss the different options with your registered representative and review the Trust’s SAI for more information. You should note that if the relationship between your brokerage firm and you or the Trust is terminated, your account may become a temporary “orphan” account and you will be requested to establish a new relationship with another selling group member. If you hold your shares with a financial intermediary (either in a networked account or through an omnibus platform) and you change intermediaries, please contact your new financial intermediary for information on transferring your account. If the relationship between your financial intermediary and the Trust is terminated, please note that your shares may be subject to certain delays and restrictions or even redemption; please contact your financial intermediary for further information.

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The class of shares that best corresponds with your financial goals depends upon several factors. Information regarding other share classes of the Fund is contained in a separate prospectus, which can be obtained as described on the back cover of this Prospectus. All share classes of the Fund may not be available through a broker-dealer or financial firm.

When choosing among classes, you should consider the following questions:

• How long do I plan to hold the shares?

• How much money do I intend to invest?

• Will I be purchasing more shares in the future?

• What expenses will I pay for each class?

• Do I qualify for any sales charge discounts?

You should also understand how the various fees, expenses, and charges would affect your investment over time. Once you understand the differences among the share classes, you can then make an informed decision and select a share class that matches your needs, resources, and investment timeline. Your registered representative will generally receive compensation no matter which share class you select; however, that compensation may vary between share classes and may vary with the size of your investment. Thus, a registered representative may have an incentive for you to invest in one share class over another.

Although the share class that you choose is ultimately your decision, you should seek to learn which share class is economically more attractive for your particular situation so that you can make an informed decision. As an example, shareholders making investments below the first Class T “breakpoint” (or discount) level are generally better off purchasing Class B shares (if available). On the other hand, shareholders making significant investments for long periods of time may find that Class T shares (with breakpoint savings) are the most cost-effective way to invest in the Fund. For more information on share classes or other mutual fund investing topics, please refer to the websites of the Financial Industry Regulatory Authority (www.finra.org) and the SEC (www.sec.gov/investor.shtml).

The sections that follow contain more detailed information about Class T shares; how to buy, sell and exchange shares; and other information about the Fund.

OVERVIEW OF CLASS T SHARES

The Fund offers multiple classes of shares. However, this Prospectus only contains information about Class T shares of the Fund. Information regarding Class A, Class C, Class I and Advisor Class shares of the Fund is contained in a separate prospectus, which can be obtained as described on the back cover of this Prospectus. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular share class; (ii) the initial sales charges and contingent deferred sale charges (“CDSCs”), if any, applicable to the class; (iii) the distribution (12b-1) fee, if any, or service fees paid by the class of shares; and (iv) any services you may receive from a financial intermediary. Please consult with your financial adviser to assist you in making your decision. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums. Please refer to the Prospectus fee table for more information on the fees and expenses of the Fund’s share classes, which may be contained in separate prospectuses. Because the information in this section about sales charges and waivers and reductions of sales charges is disclosed in this Prospectus and the Trust’s SAI, and both this Prospectus and the SAI are posted on the Pacific Funds website, this information is not separately provided on the website.

Share Class	Front-end Sales Charge	Annual Distribution and/or Service Fees	CDSC	Conversion to Class A Shares
Class T	YES— initial sales charge which may be reduced	0.25%	NONE	N/A

Share Class Eligibility

Class T shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

Distribution and/or Service Fees

A non-12b-1 Service Plan has been adopted for Class T shares. Because service fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time and may cause you to pay more than the maximum permitted initial sales charges described in this Prospectus.

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Initial Sales Charges

As used below, the term “offering price” includes the initial sales charge.

Investment	Sales charge as a % of offering price	Sales charge as a % of Net Amount Invested

Under $250,000	2.50%	2.56%
$250,000 to under $500,000	2.00%	2.04%
$500,000 to under $1,000,000	1.50%	1.52%
$1,000,000 and over	1.00%	1.01%

As noted in the table above, discounts (breakpoints) are available for larger purchases.

Sales Charges — Waivers and Reductions

Certain means of reducing or eliminating sales charges applicable to purchases of Class A shares – such as the Letter of Intent Privilege, Rights of Accumulation Privilege or Combination Privilege – are not available with respect to purchases of Class T shares. The initial sales charge applies to each individual transaction in Class T shares of the Fund, except as noted below.

No investor will pay a Class T initial sales charge:

• When reinvesting dividends and distributions; and

• As a result of the Fund’s merger, consolidation, or acquisition of the assets of another Fund.

In addition, you may be able to reduce the initial sales charge of Class T shares by taking advantage of breakpoint opportunities in the sales charge schedule; refer to the Initial Sales Charges subsection of this Prospectus for the sales charge schedule applicable to the Fund.

PURCHASING SHARES

You can invest in the Fund directly with the Trust by using a financial professional or through a broker-dealer or other financial intermediary. Financial intermediaries can help you buy, sell, and exchange shares and maintain your account. Certain financial intermediaries may charge transaction fees or other fees that are in addition to any fees described in this Prospectus. The Fund can be used in a variety of retirement plans, including individual retirement accounts, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP Rollovers, Individual 401k plans and other qualified plans, such as Coverdell ESAs. Shareholders may be charged additional expenses for a Pacific Funds IRA, including an annual retirement account custodial fee or fees to transfer an IRA account to another provider or to take a distribution. Contact your financial professional for more information regarding your options. The Fund is generally available only in the United States (the 50 states, District of Columbia, and the territories of Guam, Puerto Rico, and the U.S. Virgin Islands).

Minimums

Account Type / Plan	Initial Investment	Subsequent Investment
The minimum investments for Class T shares are as follows:
Retail Accounts	$1,000 per Fund	$50 per Fund
IRAs, Roth IRAs, SEP IRAs, ESAs	$1,000 per Fund	$50 per Fund
SIMPLE IRAs, SAR-SEPs	No minimum	No minimum
Employer Sponsored Retirement Plans	No minimum	No minimum
Preauthorized Investment Plan	$50 per Fund, per draft	$50 per Fund, per draft

Pacific Funds reserves the right to waive minimum investment amounts, including for certain types of retirement plans. Pacific Funds and the Distributor reserve the right to reject any request to buy shares.

How to Purchase Shares

Contact your financial intermediary for instructions on how to purchase Class T shares.

The Trust and the Distributor reserve the right to reject any request to buy shares.

Contribution Limits:

Accounts such as Traditional or Roth IRAs and Coverdell ESAs, have contribution limits that should not be exceeded. If your account were a SIMPLE IRA, SEP IRA, SAR-SEP or 403(b)(7) or if your account were owned by a qualified plan or an individual 401(k) account, contribution limits would also apply, and contributions by personal check may not be appropriate. Consult your tax adviser for additional information.

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REDEEMING SHARES

Selling Shares

Contact your financial intermediary for instructions on how to redeem shares.

EXCHANGING SHARES

Class T shares of the Fund may not be exchanged.

ADDITIONAL INFORMATION ABOUT FUND PERFORMANCE

The following provides additional explanation regarding information presented in the Performance subsection of the Fund Summary section.

The information presented in the bar chart and the average annual total return table was prepared assuming reinvestment of dividends and distributions.

Name Changes of the Fund

Pacific Funds Short Duration Income: Effective December 31, 2014, the Fund changed its name from PL Short Duration Income Fund.

Index Definition

The following provides a definition of the index presented in the Fund Summary section of the Prospectus. The index has inherent performance advantages over the Fund because it holds no cash and incurs no expenses. An investor cannot invest directly in an index. The performance of an index does not reflect the deduction of expenses associated with the Fund, such as investment management fees.

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

OTHER FUND INFORMATION

Execution of Your Requests

Purchase and sale orders for accounts held directly with the Trust are executed at the next net asset value (“NAV”), plus or minus any applicable sales charges, determined after the transfer agent of the Trust receives an order in proper form at its processing location in Westborough, MA (which may not be the same day the order is first received at the Trust’s P.O. Box for any orders sent to the Trust’s P.O. Box as these orders must be picked up and delivered to the Trust’s Westborough, MA location for review and processing). Purchase and sale orders for accounts held with a financial intermediary are executed at the next NAV, plus or minus any applicable sales charges, determined after the order is received by the financial intermediary in proper form. The NAV per share plus any applicable sales charge is also known as the offering price. Systematic withdrawals scheduled to fall on a month end (including year-end withdrawals) which is a weekend or holiday, will be deemed an order for the last business day of that month. If you were to purchase by wire, the order would be deemed to be in proper form after the Account Application, telephone notification and the federal funds wire have been received. If an order or payment by wire were received after the scheduled close of the New York Stock Exchange (“NYSE”), which usually closes at 4:00 p.m. Eastern time, the shares would not be credited until the next business day. You will receive a confirmation of each unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether your intermediary is an “authorized” agent or designee for the receipt of purchase and redemption orders.

Under normal conditions, we typically expect to pay redemption proceeds within three business days following the receipt of your redemption request in proper form. However, we have the right to take up to seven days to pay redemption proceeds and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When you sell shares, we will execute your request at the next determined NAV per share; however, you may be required to wait up to 15 business days before we send your redemption proceeds if the shares that were redeemed were recently purchased by electronic funds transfer or check. This delay is necessary to ensure that the purchase has cleared. To reduce such delay, you should make investments by bank wire or federal funds. We normally will pay cash for all Fund shares you sell using the Fund’s existing cash positions, cash flows, cash reserves or cash generated through the sale of portfolio securities. When making a redemption payment in cash becomes harmful to other shareholders or a Fund, both during normal and stressed market conditions, we may make some or all of the redemption payment in securities at their then current market value equal to the redemption price minus any applicable charges (“redemptions-in-kind”). You will bear market risk while holding such securities and incur transaction costs upon converting the securities to cash. During stressed market conditions, the Fund may be

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forced to sell portfolio securities at reduced prices or under unfavorable conditions in order to meet redemption requests, which could dilute the interests of the Fund’s remaining shareholders and reduce the value of the Fund.

Telephone instructions – Unless you elect not to have telephone exchange and/or sale privileges, they will automatically be available to you. You may modify or discontinue telephone privileges at any time. You may reinstate these privileges in writing. An exchange or sale request must be received and confirmed prior to the scheduled close of the NYSE, which usually closes at 4:00 pm Eastern time, in order to receive the NAV calculated on that day. If an order is received and/or confirmed after the scheduled close of the NYSE, the order will receive the NAV calculated on the next business day. You may also transact purchases by telephone, if you have established EFT on your account and your request is received in proper form. A telephone purchase request is considered to be in proper form if it is received and confirmed prior to the scheduled close of the NYSE, which usually closes at 4:00 pm Eastern time, and the EFT can be initiated, which requires overnight processing. Because of this, purchase requests generally will receive the NAV calculated on the next business day. Procedures have been established that are reasonably designed to confirm that instructions communicated by telephone are genuine. These procedures may include requiring any person requesting a telephone transaction to provide specific identifying information or recording of the telephone conversation. A written confirmation will be sent to the shareholder(s) of record following a telephone transaction. The Trust or its designee is authorized to act upon instructions received by telephone and you agree that, so long as the procedures are followed, you will hold harmless and indemnify the Trust and/or its administrator or sub-administrator; any of its affiliates; and each of their respective directors, trustees, officers, employees and agents from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with these instructions or the exercise of the telephone privileges. This means that so long as the procedures are followed, you will bear the risk of loss on telephone transaction requests. The Trust or its designee reserves the right to deny any transaction request made by telephone. You will be notified immediately if your request cannot be processed over the telephone. Proceeds from telephone transactions will only be mailed to your address of record or sent (via federal funds wire or electronic funds transfer) to your pre-established bank of record. Telephone privileges are not available for all account types. Contact Pacific Funds for information on availability.

How Share Prices Are Calculated

Valuation Policy

The Trust’s Board has adopted a policy (“Valuation Policy”) for determining the value of investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Fund’s investments does so in accordance with the Valuation Policy. The methodologies used to value the Fund’s investments are described in greater detail in the Investment Valuation subsection below.

Determination of Net Asset Value (“NAV”)

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable Contingent Deferred Sales Charge. Exchange orders within the Funds are effected at NAV. For any transaction, we will use the next NAV calculated after the Trust or its designee receives, in proper form, a request to buy, sell or exchange shares. However, a Fund may, subject to approval by the Board, pay for a sale or exchange, in whole or in part, by a distribution of securities and/or investments from a Fund, in lieu of cash, in accordance with applicable rules.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends or other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

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Investment Valuation

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

• Domestic Equity Investments. For Domestic Equity Investments (including exchange-traded funds), the Funds generally use the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and do not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments with no official closing or last reported sales price are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

• Foreign Equity Investments. For Foreign Equity Investments, the Funds generally use the official closing price or last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

• Over-the-Counter (“OTC”) Investments. OTC Investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap contracts are generally valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

• Domestic and Foreign Debt Investments. Debt Investments, including short-term debt, are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors.

• Investment Companies. Fund investments in other investment companies are valued at their respective published NAVs.

• Exchange Traded Futures Contracts, Options and Swaps. Exchange traded futures contracts, options and swaps are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, options and swaps for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy, these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last sale/trade, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to the TVC or to the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

Security and Shareholder Protection

To help fight the funding of terrorism and money laundering activities, federal law generally requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person’s name appears on any governmental agency list of suspected terrorists or terrorist organizations. The Trust may report certain transaction activity to the government. When you open an account, you may be required to provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver’s license, passport or other identifying documents, and corporations and other non-natural persons may have to provide additional identifying information. Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.

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Prevention of Disruptive Trading

The Fund is not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Frequent short-term trading or trades that involve relatively large amounts of assets in response to short-term fluctuations in the market can disrupt the management of the Fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Fund’s ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Fund’s securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Fund’s performance. The Fund’s holding securities that are subject to market pricing inefficiencies could be more susceptible to abuse. Accordingly, the Board adopted a policy with respect to certain limitations on exchanges.

The Trust requires that the limitations specified below on exchanges apply to all persons (i.e., to natural persons, partnerships, corporations, limited liability companies, trusts or any other type of entity) investing in the Fund.

To discourage frequent trading, you:

• may not make more than 12 exchanges out of the Fund per calendar year.

• may not make more than 2 exchanges out of the Fund per calendar month.

For clarification purposes, multiple exchanges out of the same Fund on the same trading day count as one exchange.

The Trust does not accommodate trading in excess of these limitations. The exchange limitations outlined above will not apply to the following transactions:

• exchanges from the Fund that seeks to achieve its investment goal by investing primarily in other Funds of the Trust;

• redemptions from the Fund;

• systematic transactions (dollar cost averaging, dividend reinvestments, automatic investment plans);

• loans and loan repayments; or

• transactions by omnibus accounts, provided the omnibus provider has its own trading policy which is reasonably designed to prevent disruptive trading activity (as determined by the Trust and the Adviser).

The Trust monitors certain large transaction activity in an attempt to detect patterns of trading that may not be in the best interests of the Trust. While these policies have been adopted to attempt to detect and limit trading that is frequent or disruptive to the Fund’s operations, there is no assurance that the policies would be effective in deterring all such trading activity.

Organizations and individuals that use market timing investment strategies and make frequent exchanges should not invest in the Fund of the Trust. The Trust maintains sole discretion to restrict or reject, without prior notice, any exchange instructions and to restrict or reject pre-authorized exchange forms from a market timing organization or individual authorized to give exchange instructions on behalf of multiple shareholders, if in the sole discretion of the Trust (or its agent) the requested transactions were to have a negative impact on remaining shareholders.

The Trust might limit the size, number, and frequency of exchanges if they were to be disruptive to the management of the Fund. The Trust may also otherwise restrict, suspend, or reject any exchange request or privilege that could be harmful to the Fund or to other shareholders, or cancel the exchange privilege altogether. Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.

The Trust reserves the right to impose a transaction fee or redemption fee against future exchange amounts. Prior to imposing any such fee, which is subject to Board approval, we would supplement this Prospectus and provide notice to shareholders.

The Trust is unable to directly monitor the trading activity of beneficial owners who hold shares of the Fund through omnibus accounts (i.e., accounts that are not on the books of the Trust’s transfer agent, for example, third-party 401(k) and other group retirement plans) maintained by financial intermediaries.

Omnibus account arrangements enable financial intermediaries to aggregate share ownership positions of multiple investors and purchase, redeem and exchange shares without the identity of the particular shareholder(s) being known to the Trust. Accordingly, the ability of the Trust to monitor, detect or limit frequent share trading activity through omnibus accounts is limited. In such cases, the Trust or its agent(s) may request from the financial intermediaries information that differs from that which is normally available to the Trust or its agent(s). In such instances, the Trust will seek to monitor purchase and redemption activity through the overall omnibus account(s) or retirement and benefit plan account(s). If the Trust identifies activity that might be indicative of excessive short-term trading activity, the Trust or its designated agent will notify the applicable financial intermediary or retirement and benefit plan and request that it provide or review information on individual account transactions so that the Trust or the financial intermediary or retirement and benefit plan can determine if any investors were engaging in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, the Trust or its designated agent will request that the financial intermediary or retirement and benefit plan take appropriate action to curtail the activity and will also work with the relevant party to do so. Such actions may include actions similar to those that the Trust would take such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If the Trust determines that the financial intermediary or retirement and benefit plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, the Trust or its agent(s) may

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terminate the relationship. Although these measures are available, there is no assurance that the Trust or its agent(s) will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

Retirement and benefit plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefits plans, excluding Individual Retirement Accounts.

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income, as described in the schedule below, and distribute realized capital gains, if any, to shareholders at least annually, although distributions could occur more or less frequently if it is advantageous to the specific Fund and to its shareholders. You may automatically reinvest dividends and capital gains distributions into additional shares of the same class of shares of the Fund or another available Fund within the same account, if you meet that Fund’s minimum balance requirement. No sales charge will apply to the reinvested amounts.

Dividends on net investment income, if any, are generally declared and paid monthly, although distributions could occur more or less frequently if it is advantageous to the Fund and to its shareholders.

Distribution and Servicing Arrangements

Sales and servicing commissions

The Distributor pays broker-dealers that sell shares of the Fund’s various forms of sales and servicing compensation as described in the Pacific Funds SAI. The Distributor pays a sales commission for selling Fund shares and a trail commission for servicing Fund shareholders. Trail commissions may take into account, among other things, the length of time the Fund’s shares have been held, your account value, and the share class purchased. The Distributor generally pays sales and servicing commissions from its own resources, and receives compensation from sales charges and distribution and service fees from the Trust’s Distribution and/or Service Plans, which helps the Distributor recoup all or a portion of commissions it pays. See the SAI for details of sales and servicing commission amounts.

Sales-based payments, including sales commissions, primarily create incentives to make new sales of Fund shares; asset-based payments, including trail commissions, create incentives to retain previously sold Fund shares in investor accounts.

Revenue sharing payments

In addition to the sales and servicing commissions noted above, the Distributor or an affiliate may pay to selling group members, from their own resources, additional cash compensation in connection with the promotion and sales of Fund shares and/or servicing Fund shareholders, which may sometimes be referred to as “revenue sharing,” and provide other incentives (non-cash compensation) in connection with the promotion and sale of Fund shares. Not all selling group members receive additional compensation and the amount of compensation varies. The range of additional cash compensation based on sales generally does not exceed 0.25% and trail commissions based on account value generally does not exceed 0.20% on an annual basis. Revenue sharing payments, as well as the other compensation and allowances noted below, may provide your brokerage firm with an incentive to favor the Trust. In consideration for revenue sharing, a brokerage firm may feature certain Funds in its sales system or give preferential access to members of its sales force or management and confer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance or other heightened visibility and access to the brokerage firm’s sales force that may otherwise influence the way that the brokerage firm and the registered representative market the Fund’s shares.

The Distributor hopes to benefit from revenue sharing by increasing Pacific Funds’ net assets, which, as well as benefiting the Trust, would result in additional management and other fees for PLFA and its affiliates.

In addition, PLFA, the Distributor or their affiliates may pay amounts from their own resources up to 0.25% of account value on an annual basis to compensate or reimburse certain financial intermediaries for administrative and shareholder services provided to the Trust and their shareholders (to the extent the Trust does not pay for such costs directly). This includes shareholder services provided to plans (and plan participants) or other omnibus accounts (and beneficial owners) holding shares of Pacific Funds. The services include but are not limited to, acting as shareholder of record, processing purchase and redemption orders, maintaining account records (e.g., sub-accounting) and delivering account statements, and answering questions.

Other compensation and allowances

The Distributor or an affiliate may also pay expense allowances, reimbursements and training allowances. Such payments provide the opportunity for training and other educational programs so that your registered representative may serve you better. The Distributor or an affiliate may also reimburse trade or processing charges (e.g., ticket charges) in connection with the sale of the Fund’s shares. Registered representatives may also receive non-cash compensation such as educational or training seminars or promotional merchandise. See SAI for additional details of such other compensation.

Information about your broker

The registered representative (your broker), who is responsible for selling the Fund’s shares to you, typically receives a portion of the compensation that is payable to the selling group member with which he or she is associated, depending on the agreement between your registered representative and his or her firm. The Distributor and the Trust are not involved in determining that compensation arrangement which may present its own incentives or conflicts. You may ask your registered representative how he or she will personally be compensated for the transaction.

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PLFA, the Distributor and their affiliates may have other relationships with your brokerage firm relating to the provisions of the service to the Trust, such as providing omnibus account services, transaction processing service or effecting portfolio transactions for the Fund. If your brokerage firm provides these services, the investment adviser or the Trust may compensate the firm for these services. In addition, your brokerage firm may have other compensation relationships with the investment adviser or its affiliates that are not related to the Trust.

Additional information

The compensation that is described in this section as well as in the SAI, and any other compensation or benefits provided by PLFA, the Distributor or its affiliates may be more or less than the overall compensation paid to selling group members on similar or other products and may influence your registered representative, broker-dealer, or other financial intermediaries to present or make available Pacific Funds over other investment options in the marketplace. You should ask your registered representative or financial intermediary how they are compensated for selling shares of the Trust. Please refer to the SAI for additional details on distribution and servicing arrangements, other compensation and allowances, and revenue sharing payments, including the list of broker-dealers or other firms that were receiving revenue sharing payments as of March 31, 2017.

General Summary of Tax Consequences

The following discussion relates only to federal income tax. Refer to the SAI for additional federal income tax information. The consequences under other tax laws may differ. You should consult with your tax adviser regarding the possible application of foreign, state and local income tax laws to Fund dividends and capital gains distributions. Pacific Funds, its Distributor (Pacific Select Distributors, LLC), its Administrator (Pacific Life Insurance Company) and each of their respective affiliates and representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.

The Fund will distribute substantially all of its income and realized capital gains to its shareholders every year. These distributions are taxed as either ordinary income, “qualified dividends,” or long-term capital gains. Federal taxes on capital gains distributions are determined by how long the Fund owned the investments that generated the gains, not how long a shareholder has owned the shares and there is no requirement that the Funds take into consideration any tax implications when implementing their investment strategies. Funds with high portfolio turnover may realize gains at an earlier time than funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates. All distributions paid by the Fund will generally be taxable to you regardless of whether they are paid in cash or reinvested in additional shares of the Fund. Shareholders should note that the Fund may have distributions of income and capital gains to shareholders, which will be taxable to shareholders, even when share values have declined.

Generally, shareholders are subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the IRC, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares within such tax exempt accounts. Accordingly, a plan participant whose retirement plan invests in the Fund generally is not taxed on dividends or distributions received by the plan or on sales or exchanges of shares of the Fund by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income and may be subject to a 10% federal penalty tax if taken prior to the age of 59 1⁄2.

Currently, the maximum tax rate for individual taxpayers on long-term capital gains and qualified dividends is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. This rate does not apply to corporate taxpayers. Distributions of earnings from non-qualifying dividends, interest income and short-term capital gains will be taxed at the taxpayer’s ordinary income tax rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower rate on qualified dividends. In addition, certain holdings period requirements must be satisfied by both the Fund and shareholder in order to be eligible for lower rates on qualified dividends.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

You will owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you were to buy shares on or just before the record date of the Fund distribution, you would pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If the Fund were to declare a distribution in October, November or December but pay it in January, you could or might be taxed on the amount of the distribution as if you were to receive it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to U.S. federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares would be a capital gain or loss if you were to hold the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss would generally be a long-term capital gain or loss if you were to hold the shares for more than one year; otherwise such gain or loss would generally be a short-term capital gain or loss.

You must provide your correct taxpayer identification number and certify that you are not subject to backup withholding for the Fund in which you invest. If not, the Fund would be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding.

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Document Delivery

Shareholder Mailings

To help reduce Fund expenses, environmental waste and the volume of mail you receive, only one copy of Pacific Funds’ shareholder documents (such as the Prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to shareholders who share the same household address (“Householding”). You may elect to not participate in Householding by contacting the Trust or by opting out via the Account Application. If you are not currently participating in Householding, you may elect to do so by writing to Pacific Funds. The current shareholder documents are available on the Trust’s website at any time or an individual copy of any of these documents may be requested as described on the back cover of this Prospectus.

Unclaimed Property

It is the shareholder’s responsibility to ensure that Pacific Funds maintains a correct address for his or her account(s). If the Trust, or its transfer agent, is unable to locate a shareholder, it may determine that the shareholder’s account legally has been abandoned. In addition, if your account has no activity in it for a certain period of time, or the Trust or its transfer agent have had no contact with you and are unable to contact you regarding your account pursuant to time periods set forth by certain state regulations, the Trust may be required to transfer the assets in your account to the appropriate state under its unclaimed property laws.

If you have previously elected to receive dividend and/or capital gains distributions via check to your address of record instead of being automatically reinvested in your account, and the check(s) are returned to us for non-delivery or remain uncashed for six months, we will change your existing account distribution election to automatically reinvest any and all future distributions in to your account until you provide a new address. In addition, following the six month period, any returned and/or uncashed checks may be cancelled and the amount of the check will be invested in your account. No interest will accrue on any such amounts.

Electronic Delivery Consent

Subject to availability and/or current regulations, you may authorize the Trust to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and confirmations, proxy statements, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by indicating so on the Account Application, or by sending us instructions (in writing in a form acceptable to us) of your request to receive such documents electronically, or subject to availability, via our Internet website. Not all account documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned accounts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

• You must provide a current e-mail address and notify the Trust promptly when your e-mail address changes.

• You must update any e-mail filters that may prevent you from receiving e-mail notifications from the Trust.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned accounts, both owners are consenting that the primary owner will receive information electronically. (Only the primary owner will receive e-mail notices.)

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

The Trust is not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call customer service at (800) 722-2333 (select Option 2) if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Fund Organization

Pacific Funds Series Trust, which is organized as a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust.” Its business and affairs are managed by its Board. The Trust is comprised of multiple Funds, some of which are offered in this Prospectus and others of which are offered in separate prospectuses. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the IRC. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. The Trust may discontinue offering shares of the Fund at any time or may offer shares of a new Fund. If the Fund were discontinued, any investment allocation to that Fund would be allocated to another Fund upon approval of the trustees, as long as any required regulatory approvals were met.

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ABOUT MANAGEMENT

This section provides information about the Manager that manages the Fund offered in this Prospectus.

PLFA, the investment adviser to the Trust, a Delaware limited liability company and wholly-owned subsidiary of Pacific Life Insurance Company, is located at 700 Newport Center Drive, Newport Beach, CA 92660. Established in 2007 as a limited liability company, PLFA is an experienced investment management organization that manages multi-asset class investment strategies.

In its role as investment adviser, PLFA, subject to review of the Trust’s Board, also supervises the management of the Fund. PLFA also does business under the name “Pacific Asset Management” and manages the Fund under the Pacific Asset Management name. Under an exemptive order from the SEC, PLFA and the Trust can hire, terminate and replace the Manager (except, as a general matter, a Manager affiliated with PLFA) without shareholder approval. Within 90 days of the hiring of any new Manager, shareholders of the affected Fund will be sent information about the change.

PLFA also oversees and monitors the nature and quality of the services provided by the Manager, including investment performance and execution of investment strategies. PLFA conducts due diligence on Managers to evaluate their investment processes, adherence to investment styles, strategies and techniques, and other factors that may be relevant to the services provided to the Fund. For the Fund, PLFA also performs compliance monitoring services to help maintain compliance with applicable laws and regulations. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.

The Fund pays PLFA a management fee for the services it provides as investment adviser. For the most recent fiscal year ended March 31, 2017, PLFA was paid management fees for the Fund as a percentage of average daily net assets as set out in the table below. A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Fund is available in the Fund’s annual report dated March 31, 2017.

Fund	Management Fee Paid for Fiscal Year Ended 3/31/17 or Management Fee Rate (as a percentage of average daily net assets)
Pacific Funds Short Duration Income	0.40%

The table that follows provides information about Pacific Asset Management and each individual team member responsible for making investment decisions for the Fund (i.e., portfolio manager), including their primary title with the Manager (or affiliate) and business experience for the past five years. Each of the portfolio managers listed in the following table is jointly and primarily responsible for the day-to-day management of the Fund. For each portfolio manager listed, the SAI provides additional information about compensation, other accounts managed and ownership of securities in the Fund managed by the portfolio manager. The portfolio managers for the Fund may change at the Manager’s discretion.

Pacific Asset Management

700 Newport Center Drive, Newport Beach, California 92660

PLFA is the investment adviser to the Trust. PLFA does business under the name “Pacific Asset Management” and manages the Fund under the Pacific Asset Management name.

PACIFIC FUNDS SHORT DURATION INCOME
David Weismiller, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. Mr. Weismiller is the lead portfolio manager for Pacific Funds Short Duration Income. As the lead portfolio manager, he has final authority over all aspects of the Fund’s portfolio, including security selection, sector allocation and risk positioning. In addition, Mr. Weismiller covers the chemicals and utilities sectors. He has over 18 years of investment experience. He has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

Michael Marzouk, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Marzouk has responsibility for covering the media cable, wireline and wireless sectors. Mr. Marzouk has over 18 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

24

FINANCIAL HIGHLIGHTS

Because the Class T shares of the Fund have not yet commenced operations, no financial highlights are available for Class T.

25

WHERE TO GO FOR MORE INFORMATION

You’ll find more information about the Fund in the following documents:

Annual, Semi-Annual and Quarterly Reports

The Trust’s annual, semi-annual and quarterly reports for the Fund included in this Prospectus, once available, will provide additional information about Fund investments. The Trust’s annual reports list the holdings of the Fund (or a summary of holdings), describe Fund performance, include audited financial statements and tell you how investment strategies and Fund performance have responded to recent market conditions and economic trends. The Trust’s semi-annual reports list the holdings of the Fund (or a summary of the holdings) and include unaudited financial statements. The Trust’s annual and semi-annual reports may contain a summary schedule of investments for the Fund. A complete schedule of investments may be obtained as noted below. The Trust’s quarterly reports provide a list of the holdings of the Fund.

Statement of Additional Information (“SAI”)

The SAI contains detailed information about the Fund’s investments, strategies and risks and a full description of the Trust’s policies and procedures regarding disclosure of the Fund’s portfolio holdings. The SAI is considered to be part of this Prospectus because it is incorporated herein by reference.

How to Obtain Documents

The prospectuses, the SAI and other regulatory documents of the Trust, once filed, are available, free of charge, on the Trust’s website (www.pacificlife.com/pacificfunds.html). You may also call or write for a free copy of these documents. You can also obtain these documents, reports and other information by contacting the U.S. Securities and Exchange Commission’s (“SEC”) Public Reference Room. The SEC may charge you a fee for this information.

Portfolio Holdings Information

The Fund’s unaudited portfolio holdings information for the Fund can be found at www.PacificLife.com/PacificFundsMonthlyHoldings.html. Month-end portfolio holdings for the Fund are generally posted approximately three to five business days following month end. The investment adviser reserves the right to post holdings for the Fund more frequently than monthly, but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted or longer if required by law.

How to Contact the Trust

If you have any questions about the Fund or would like to obtain a copy of the Trust’s prospectuses, SAI or annual or semi-annual report at no cost, contact:

Regular mail: Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768

Express mail: Pacific Funds, 4400 Computer Drive, Westborough, MA 01581

Telephone: Customer Service (800) 722-2333 (select Option 2) (Monday through Friday)

How to Contact the SEC

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549-1520
Website: www.sec.gov
E-mail: publicinfo@sec.gov

Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You may also access reports and other information about a Fund on the EDGAR Database on the SEC’s webpage at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (“FINRA”) provides investor protection education through its website and printed materials. The FINRA website address is www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck may be obtained from FINRA. The FINRA BrokerCheck hotline number is 1-800-289-9999. FINRA does not charge a fee for BrokerCheck services.

SEC file number 811-10385

Pacific Funds

Mailing address:
P.O. Box 9768
Providence, RI 02940-9768

ADDRESS SERVICE REQUESTED

Visit us at our Website: www.PacificFunds.com

PACIFIC FUNDS STATEMENT OF ADDITIONAL INFORMATION

Dated August 1, 2017

Pacific Funds Series Trust (the “Trust”), which may be referred to as “Pacific Funds,” is an open-end investment management company that is comprised of the following funds (each a “Fund,” together the “Funds”).

Ticker Symbols by Share Class
	A	B	C	R	Advisor
Pacific Fundssm Portfolio Optimization Conservative*	POAAX	POABX	POACX	POARX	PLCDX
Pacific Fundssm Portfolio Optimization Moderate-Conservative*	POBAX	POBBX	POBCX	POBRX	PMCDX
Pacific Fundssm Portfolio Optimization Moderate *	POCAX	POMBX	POMCX	POCRX	POMDX
Pacific Fundssm Portfolio Optimization Growth*	PODAX	PODBX	PODCX	PODRX	PMADX
Pacific Fundssm Portfolio Optimization Aggressive-Growth*	POEAX	POEBX	POCEX	POERX	POEDX

	A	C	I	Advisor	T
Pacific Fundssm Short Duration Income*	PLADX	PLCSX	PLSDX	PLDSX	—>
Pacific Fundssm Core Income*#	PLIAX	PLNCX	PLIIX	PLIDX	N/A
Pacific Fundssm Strategic Income*	PLSTX	PLCNX	PLSRX	PLSFX	N/A
Pacific Fundssm Floating Rate Income*#	PLFLX	PLBCX	PLFRX	PLFDX	N/A
Pacific Fundssm Limited Duration High Income*	PLLDX	PLLCX	PLLIX	PLLYX	N/A
Pacific Fundssm High Income*#	PLAHX	PLCHX	PLHIX	PLHYX	N/A
Pacific Fundssm Diversified Alternatives*	PLALX	PLCLX	N/A	PLDLX	N/A

	A	C	Advisor	Investor	S
Pacific Fundssm Large-Cap*#	PFLAX	PFCCX	PFCDX	PFCRX	PFKIX
Pacific Fundssm Large-Cap Value*#	PFAAX	PFVCX	PFVDX	PFVRX	PFVIX
Pacific Fundssm Small/Mid-Cap*#	PFDAX	PFPCX	PFMDX	PFIRX	PFOIX
Pacific Fundssm Small-Cap*#	PFKAX	PFACX	PFQDX	PFBRX	PFJIX
Pacific Fundssm Small-Cap Value*#	PFEAX	PFHCX	PFFDX	PFQRX	PFEIX
Pacific Fundssm Small-Cap Growth*#	PFMAX	PFMCX	PFWDX	PFWRX	PFYIX
Offers Class P Shares Only

PF Inflation Managed Fund*	PF Large-Cap Growth Fund*		PF International Large-Cap Fund*
PF Managed Bond Fund*	PF Large-Cap Value Fund*		PF International Small-Cap Fund*
PF Short Duration Bond Fund*	PF Main Street® Core Fund*		PF International Value Fund*
PF Emerging Markets Debt Fund*	PF Mid-Cap Equity Fund*		PF Real Estate Fund**
PF Comstock Fund*	PF Mid-Cap Growth Fund*		PF Currency Strategies Fund**
PF Developing Growth Fund	PF Mid-Cap Value Fund*		PF Equity Long/Short Fund*
(formerly named PF Small-Cap Growth Fund)*	PF Small-Cap Value Fund*		PF Global Absolute Return Fund**
PF Growth Fund*	PF Emerging Markets Fund*

* Classified as diversified

** Classified as non-diversified

# Also offers Class P shares

> Has not yet commenced operations

The Trust’s investment adviser is Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). This Statement of Additional Information (“SAI”) has been filed with the U.S. Securities and Exchange Commission (“SEC”) as part of the Trust’s Registration Statement and is intended to supplement the information provided in the Trust’s prospectuses and summary prospectuses dated August 1, 2017 and any supplements thereto (“Prospectus” or “Prospectuses”). Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Prospectuses and retained for future reference. The audited financial statements and financial highlights of each of the Funds as set forth in the Trust’s Annual Report to shareholders for the fiscal year ended March 31, 2017, including the notes thereto, are incorporated into this SAI by reference. The entire content of this SAI is incorporated by reference into the Prospectuses. A copy of the Trust’s Annual Report dated March 31, 2017 and/or the Prospectuses may be obtained free of charge from an authorized dealer or from the Trust at the Internet website address or telephone number listed below.

Distributor: Pacific Select Distributors, LLC	Fund information: Pacific Funds
700 Newport Center Drive	P.O. Box 9768
P.O. Box 9000	Providence, RI 02940-9768
Newport Beach, CA 92660	1-800-722-2333 (select Option 2)

Website: www.PacificFunds.com

INTRODUCTION	1
ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS	1
Pacific Funds Short Duration Income	1
Pacific Funds Core Income	1
Pacific Funds Strategic Income	2
Pacific Funds Floating Rate Income	2
Pacific Funds Limited Duration High Income	2
Pacific Funds High Income	2
Pacific Funds Large-Cap	3
Pacific Funds Large-Cap Value	3
Pacific Funds Small/Mid-Cap	3
Pacific Funds Small-Cap	3
Pacific Funds Small-Cap Value	3
Pacific Funds Small-Cap Growth	3
PF Inflation Managed Fund	3
PF Managed Bond Fund	3
PF Short Duration Bond Fund	4
PF Emerging Markets Debt Fund	4
PF Comstock Fund	4
PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)	4
PF Growth Fund	4
PF Large-Cap Growth Fund	5
PF Large-Cap Value Fund	5
PF Main Street Core Fund	5
PF Mid-Cap Equity Fund	6
PF Mid-Cap Growth Fund	6
PF Mid-Cap Value Fund	6
PF Small-Cap Value Fund	6
PF Emerging Markets Fund	6
PF International Large-Cap Fund	7
PF International Small-Cap Fund	7
PF International Value Fund	7
PF Real Estate Fund	7
PF Currency Strategies Fund	8
PF Equity Long/Short Fund	8
PF Global Absolute Return Fund	8
Portfolio Optimization Funds	8
Pacific Funds Diversified Alternatives	9
Diversification Versus Non-Diversification	9
DESCRIPTION OF CERTAIN SECURITIES, INVESTMENTS AND RISKS	9
Equity Securities	9
Real Estate Investment Trusts (“REITs”)	10
Initial Public Offering (“IPO”) and Secondary Offering	10
U.S. Government Securities	11
Inflation-Indexed Bonds	11
Mortgages and Mortgage-Related Securities	12
Mortgages (Directly Held)	12
Mortgage Pass-Through Securities	12
GNMA Certificates	13
FNMA and FHLMC Mortgage-Backed Obligations	13
Collateralized Mortgage Obligations (“CMOs”)	14
FHLMC Collateralized Mortgage Obligations	14
Commercial Mortgage-Backed Securities (“CMBS”)	14
Adjustable Rate Mortgage-Backed Securities (“ARMBSs”)	14

i

Other Mortgage-Related Securities	14
CMO Residuals	15
Planned Amortization Class Certificates (“PACs”) and Support Bonds	15
Stripped Mortgage-Backed Securities (“SMBS”)	16
Mortgage Dollar Rolls	16
Other Asset-Backed Securities	16
Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”	16
Linked Securities	17
Equity-Linked, Debt-Linked and Index-Linked Securities	17
Currency-Indexed Securities	17
Event-Linked Bonds	17
Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind (“PIK”) Bonds	18
High Yield/High Risk Bonds	18
Obligations of Stressed, Distressed and Bankrupt Issuers	19
Participation on Creditors Committees	19
Bank Obligations	20
Exchange Traded Notes (“ETNs”)	20
Trust Preferred Securities	21
Delayed Funding Loans and Revolving Credit Facilities	21
Loan Participations and Assignments	21
Junior Loans	24
Municipal Securities	24
Corporate Debt Securities	24
Tender Option Bonds	25
Variable and Floating Rate Securities	25
Custodial Receipts and Trust Certificates	25
Commercial Paper	26
Convertible Securities	26
Contingent Convertible Securities (“CoCos”)	27
Duration	27
Repurchase Agreements	28
Borrowing and Leveraged Transactions	29
Reverse Repurchase Agreements	29
Forward Commitment Agreements and When-Issued or Delayed Delivery Securities	29
Short Sales	30
Short Sales Against the Box	30
Illiquid and Restricted Securities (including Private Placements)	30
Private Investment in Public Equity (“PIPE”)	31
Small-Capitalization Stocks	31
Foreign Securities	31
Emerging Markets	32
Supranational Entities	33
Eurozone Risk	33
Passive Foreign Investment Companies (“PFICs”)	33
Investments in Other Investment Company Securities	34
ETFs	34
Business Development Company (“BDC”)	34
Money Market Funds	35
Derivatives	35
Foreign Currency Transactions and Forward Foreign Currency Contracts	36
Transaction Hedge	36
Position Hedge	36
Cross Hedge	36
Proxy Hedge	36

Non-Hedged Exposure	36
Options	37
Purchasing and Writing Options on Securities	37
Purchasing and Writing Options on Stock Indices	38
Risks of Options Transactions	38
Spread Transactions	39
Yield Curve Options	39
Options on Foreign Currencies	39
Futures Contracts and Options on Futures Contracts	40
Futures on Securities	41
Interest Rate Futures	41
Stock Index Futures	41
Currency Futures	41
Futures Options	41
Options on Currency Futures	42
Risks Associated with Futures and Futures Options	42
Foreign Currency Futures and Options Thereon	43
Swap Agreements and Options on Swap Agreements	43
Risks of Swap Agreements	44
Structured Investments and Hybrid Instruments	45
Credit-Linked Securities	45
Commodity-Linked Notes	45
Structured Notes and Indexed Securities	46
Master Limited Partnerships (“MLPs”)	46
Warrants and Rights	46
Voluntary Actions	46
Roll Transactions	47
Cybersecurity Risk	47
INVESTMENT RESTRICTIONS	47
Fundamental Investment Restrictions	47
Non-Fundamental Investment Restrictions	50
ORGANIZATION AND MANAGEMENT OF THE TRUST	50
Management Information	50
Interested Persons	50
Independent Trustees	52
Board of Trustees	53
The Role of the Board	53
Board Structure, Leadership	53
Board Oversight of Risk Management	53
Information about Each Trustee’s Qualification, Experience, Attributes or Skills	53
Committees	54
Deferred Compensation Agreement	55
Management Ownership	55
Beneficial Ownership of Trustees	55
Compensation	56
Investment Adviser	56
Investment Advisory Fee Schedules	57
Investment Advisory Fees Paid or Owed	58
Reimbursements	60
Other Expenses of the Trust	61
INFORMATION ABOUT THE MANAGERS	61
Management Firms	61
Compensation Structures and Methods	64
Other Accounts Managed	79
Material Conflicts of Interest	84

Beneficial Interest of Portfolio Managers	99
FUND TRANSACTIONS AND BROKERAGE	99
Investment Decisions	99
Brokerage and Research Services	100
Portfolio Turnover	103
Disclosure of Portfolio Holdings	104
NET ASSET VALUE (“NAV”)	105
DISTRIBUTION OF TRUST SHARES	106
Distributor and Multi-Class Plan	106
Initial Sales Charges and Contingent Deferred Sales Charges	106
Distribution and/or Servicing Plans for Class A, B, C, R, T and Investor Class Shares	110
Distribution and Servicing Arrangements	114
Purchases, Redemptions and Exchanges	115
PERFORMANCE INFORMATION	117
TAXATION	118
Distributions	119
Sales of Shares	120
Backup Withholding	120
Options, Futures and Forward Contracts, and Swap Agreements	120
Short Sales	121
Debt Obligations at Risk of Default	121
Passive Foreign Investment Companies	121
Foreign Currency Transactions	122
Foreign Taxation	122
Original Issue Discount and Market Discount	122
Real Estate Investment Trusts (“REITs”)	123
Constructive Sales	123
Non-U.S. Shareholders	123
Other Taxation	124
OTHER INFORMATION	124
Individual Retirement Accounts	124
Administrative Services	125
Transfer Agency and Custody Services	127
Capitalization	128
Shareholder and Trustee Liability	128
Control Persons and Principal Holders of Securities	128
Voting Rights	138
Financial Statements	138
Independent Registered Public Accounting Firm	139
Counsel	139
Code of Ethics	139
Proxy Voting Policies and Procedures	139
How shares will be voted by the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives	139
Registration Statement	140

APPENDICES
Description of Fixed Income/Debt Instrument Ratings	Appendix A
Proxy Voting Policies and Procedures for each of the following Managers:
Pacific Asset Management	Appendix B
AB	Appendix C
AQR	Appendix D
Ashmore	Appendix E
BlackRock	Appendix F
Boston Partners	Appendix G

ClearBridge	Appendix H
Eaton Vance	Appendix I
Invesco	Appendix J
Ivy	Appendix K
Lord Abbett	Appendix L
MCG	Appendix M
MFS	Appendix N
MSIM	Appendix O
Oppenheimer	Appendix P
PIMCO	Appendix Q
QS Investors	Appendix R
Rothschild	Appendix S
Scout	Appendix T
T. Rowe Price	Appendix U
UBS AM	Appendix V
Wellington	Appendix W
Western Asset	Appendix X

v

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectuses and provides additional information about the Funds and the Trust. The more detailed information contained herein is intended for investors who have read the Prospectuses and are interested in additional information about the Funds and the Trust.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

The investment goal and principal investment strategies of each Fund are described in the Prospectuses. The following descriptions and the information in the “Investment Restrictions” section provide more detailed information on additional investment policies and investment strategies for each Fund, and are intended to supplement the information provided in the Prospectuses. The Adviser may, in consultation with the relevant sub-adviser/management firm (“Manager”), revise investment policies, strategies and restrictions for a Fund other than fundamental policies of a Fund. Any percentage limitations noted, unless otherwise specified, are based on market value at the time of investment. If net assets are not specified, then percentage limits refer to total assets. Net assets are assets in each Fund, minus any liabilities. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities. The Adviser and each Manager may rely on existing or future laws, rules, exemptive orders, and no-action or interpretive positions adopted by the SEC staff (or Commodity Futures Trading Commission (“CFTC”) or other regulatory or self-regulatory agency) in determining whether their actions are in compliance with applicable laws and rules.

The Portfolio Optimization Funds and Pacific Funds Diversified Alternatives normally invest all of their assets in Class P shares of other Funds, as described in the Prospectuses. These Funds that offer Class P shares may be referred to herein as the “Underlying Funds.”

In reorganization transactions that occurred on January 11, 2016, Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value and Pacific Funds Small-Cap Growth assumed the performance, financial and other historical information of the Rothschild U.S. Large-Cap Core Fund, Rothschild U.S. Large-Cap Value Fund, Rothschild U.S. Small/Mid-Cap Core Fund, Rothschild U.S. Small-Cap Core Fund, Rothschild U.S. Small-Cap Value Fund and Rothschild U.S. Small-Cap Growth Fund, respectively, each a series of Professionally Managed Portfolios (each a “Predecessor Fund,” together the “Predecessor Funds”). Accordingly, information provided in this SAI for Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value and Pacific Funds Small-Cap Growth that relates to periods prior to the reorganization transaction that occurred on January 11, 2016, is that of the Predecessor Funds.

Unless otherwise noted, a Fund may invest in other types of securities and investments and/or the Adviser or Manager may use other investment strategies in managing the Funds, which include those securities, investments and investment techniques not specifically noted or prohibited in the Prospectuses or this SAI that the Adviser or Manager reasonably believes are compatible with the investment goals and policies of that Fund.

Unless otherwise noted, a Fund may lend up to 33⅓% of its assets to broker-dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities.

A Fund may invest up to 25% of its assets in privately issued mortgage-related securities (i.e., mortgage-related securities which are issued by parties other than the U.S. government or its agencies or instrumentalities). A Fund may invest up to 25% of its assets in other privately issued asset-backed securities (excluding privately issued mortgage-related securities, which are included in the limitation on privately issued mortgage-related securities).

Each Manager may, in addition to other permissible investments, invest in money market funds, including those it manages, as a means of return on cash, as permitted by the Investment Company Act of 1940 (“1940 Act”) and rules promulgated thereunder.

Pacific Funds Short Duration Income

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: collateralized mortgage obligations (“CMOs”); convertible securities; preferred stocks; trust preferreds; credit default swaps; debt instruments of developed foreign markets denominated in a local currency; emerging market debt instruments denominated in U.S. dollars; commercial paper; money market instruments; and municipal securities. The Fund may also invest up to 5% of its assets in common stocks.

Pacific Funds Core Income

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: CMOs; commercial mortgage backed securities (“CMBS”); convertible securities; preferred stocks; trust preferreds; credit default swaps; debt instruments of developed markets denominated in a local currency; emerging market debt instruments denominated in

U.S. dollars; commercial paper; money market instruments; and municipal securities. The Fund may also invest up to 5% of its assets in common stocks.

Pacific Funds Strategic Income

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: CMOs; preferred stocks; trust preferreds; credit default swaps; debt instruments of developed foreign markets denominated in a local currency; emerging market debt instruments denominated in U.S. dollars; commercial paper; money market instruments; and municipal securities.

Pacific Funds Floating Rate Income

For more information on the Fund’s principal investments in floating rate loans and other holdings that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussions under “High Yield/High Risk Bonds” and “Loan Participations and Assignments.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: investment grade debt securities; warrants and equity securities in connection with the Fund’s investments in senior loans or other debt instruments; senior loans, of which the interest rates are fixed and do not float or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rate; senior subordinated bridge loans, senior secured bonds, senior unsecured bonds and unsecured or subordinated bonds, all of varying qualities and maturities, and all of which may be fixed or floating rate; other floating rate debt instruments, such as notes and asset-backed securities (including special purpose trusts investing in bank loans); loans or other debt instruments that pay-in-kind (“PIK”), which are loans or other debt instruments that pay interest through the issuance of additional securities; credit default swaps; and other investment companies, including exchange-traded funds (“ETFs”) and closed-end funds which invest in floating rate instruments. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

Pacific Funds Limited Duration High Income

As a component of the Fund’s principal investment strategies described in the Prospectus, the Fund invests in debt securities rated Ba or lower by Moody’s Investor Service, Inc. (“Moody’s”), or BB or lower by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or if unrated, are of comparable quality as determined by the Manager, including corporate debt securities, variable and floating rate securities, senior loans, bank obligations and assignments. For more information on such securities, see the “High Yield/High Risk Bonds” section, as well as Appendix A for more information on debt ratings. The Fund may also invest non-principally in: commercial paper; money market instruments; CMOs; convertible securities; preferred stocks; trust preferreds; credit default swaps; municipal securities; forward commitment agreements; when-issued securities; American Depositary Receipts (“ADRs”); rights; repurchase agreements; reverse repurchase agreements; debt securities of foreign issuers denominated in foreign currencies, foreign government and international agencies, including emerging market countries and foreign branches of U.S. banks. The Fund may also invest up to 10% of its assets in common stocks (including warrants and including up to 5% in non-dividend paying common stocks).

In seeking higher income, managing the Fund’s duration, or a reduction in principal volatility, the Fund may purchase and sell put and call options on securities, purchase or sell interest rate futures contracts and options thereon, enter into interest rate, interest rate index, and currency exchange rate swap agreements, and invest up to 5% of its assets in spread transactions. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Pacific Funds High Income

As a component of the Fund’s principal investment strategies described in the Prospectus, the Fund invests primarily in debt securities rated Ba or lower by Moody’s, or BB or lower by S&P or Fitch, or if unrated, are of comparable quality as determined by the Manager, including corporate debt securities, variable and floating rate securities, senior loans, bank obligations and assignments. For more information on such securities, see the “High Yield/High Risk Bonds” section, as well as Appendix A for more information on debt ratings. The Fund may also invest non-principally in: U.S. government securities (including securities of U.S. agencies and instrumentalities); commercial paper; mortgage-related securities; asset-backed securities; credit default swaps; forward commitment agreements; when-issued securities; ADRs; rights; repurchase agreements; reverse repurchase agreements; debt securities of foreign issuers denominated in foreign currencies, foreign government and international agencies, including emerging market countries and foreign branches of U.S. banks. The Fund may also invest up to 10% of its assets in common stocks (including warrants and including up to 5% in non-dividend paying common stocks).

In seeking higher income, managing the Fund’s duration, or a reduction in principal volatility, the Fund may purchase and sell put and call options on securities; purchase or sell interest rate futures contracts and options thereon, enter into interest rate, interest rate index, and currency exchange rate swap agreements, and invest up to 5% of its assets in spread transactions. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Pacific Funds Large-Cap

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; and securities issued by other investment companies, including ETFs.

Pacific Funds Large-Cap Value

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; and securities issued by other investment companies, including ETFs.

Pacific Funds Small/Mid-Cap

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; and securities issued by other investment companies, including ETFs.

Pacific Funds Small-Cap

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; and securities issued by other investment companies, including ETFs.

Pacific Funds Small-Cap Value

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; and securities issued by other investment companies, including ETFs.

Pacific Funds Small-Cap Growth

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; and securities issued by other investment companies, including ETFs.

PF Inflation Managed Fund

The Fund may invest up to 10% of its assets in debt securities rated lower than Baa (although it may not invest in securities rated lower than B) by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by the sub-adviser (except that with respect to such 10% limitation, the Fund may invest in mortgage-related securities rated below B by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by the sub-adviser). The Fund, except as provided above, may invest only in securities rated investment grade, or if unrated, are of comparable quality as determined by the sub-adviser. The dollar-weighted average quality of all debt securities held by the Fund will be A or higher. In the event that a security owned by the Fund is downgraded to below a B rating, the Fund may nonetheless retain the security. For more information on such securities, see the “High Yield/High Risk Bonds” section, as well as Appendix A for more information on debt ratings.

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: contingent convertible securities; bank obligations; when-issued securities; and repurchase and reverse repurchase agreements. The Fund may invest up to 5% of its net assets in event-linked bonds, and invest up to 5% of its assets in municipal securities. The Fund may engage in short sales and short sales against the box as part of its overall portfolio management strategies to offset a potential decline in the value of a security. In addition, the Fund may invest up to 10% of its assets in preferred stock.

PF Managed Bond Fund

PIMCO managed portion: In addition to the principal investment strategies described in the Prospectus, this portion of the Fund may invest non-principally in: contingent convertible securities; bank obligations; and repurchase and reverse repurchase agreements. This portion of the Fund may invest up to 5% of its net assets in event-linked bonds. This portion of the Fund may also invest up to 5% of its assets in municipal securities. This portion of the Fund may also engage in short sales and short sales against the box, as part of its overall portfolio management strategies to offset a potential decline in the value of a security. In addition, this portion of the Fund may invest up to 10% of its total assets in equity related securities and preferred stock. Equity-related securities share characteristics of both debt and equity, such as convertible securities.

Western Asset managed portion: In addition to the principal investment strategies described in the Prospectus, this portion of the Fund may invest non-principally in: U.S. Treasury Inflation Protected Securities (“TIPS”); ADRs; European Depositary Receipts (“EDRs”); Global Depositary Receipts (“GDRs”); total return swaps; equity securities; preferred stocks; collateralized bond obligations (“CBOs”); collateralized debt obligations (“CDOs”); collateralized loan obligations (“CLOs”); and securities issued by other investment companies.

PF Short Duration Bond Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: real estate mortgage investment conduits (“REMICs”); zero coupon bonds; payment-in-kind bonds (“PIKs”); variable and floating rate securities; Eurobonds; and preferred stock. The Fund may also engage in short sales against the box and invest up to 5% of its assets in each of the following: credit default swaps; foreign denominated securities and municipal securities. The Fund may invest up to 5% of its assets in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section, as well as Appendix A for more information on debt ratings. The Fund may purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest, on yield curves and on futures contracts, foreign currencies, and swap agreements.

The Fund may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, to hedge against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

PF Emerging Markets Debt Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: bank capital securities and obligations; commercial paper; convertible securities; credit-linked trust certificates; delayed funding loans and revolving credit facilities; distressed securities; equity securities, including securities of other investment companies, such as ETFs and other pooled investment vehicles; floating rate bank loans and debt instruments; hybrid instruments; illiquid securities; inflation-indexed bonds; preferred stock; U.S. government securities; warrants; when-issued and delayed delivery transactions; zero-coupon bonds; and step-ups and PIK securities. The Fund may also invest non-principally in derivatives such as option contracts, participation notes, options on futures contracts (including on foreign currency), short sales and credit spread trades. These derivatives may be used to attempt to mitigate various risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to the particular underlying reference asset as a substitute for direct investment in the reference asset. The Fund may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may also invest up to 5% of its assets in short sales against the box.

PF Comstock Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: small-capitalization companies; commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations. The Fund may also enter into futures contracts to provide equity exposure. The Fund may also invest up to 10% of its assets in high quality short-term debt securities and investment grade corporate debt securities to provide liquidity. The Fund may also invest up to 5% of its assets in warrants.

PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements and reverse repurchase agreements; U.S. government securities and securities of U.S. government agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; variable and floating rate securities; forward commitment agreements; warrants and rights; when-issued securities; IPOs; and illiquid and restricted securities. The Fund may invest up to 10% of its assets collectively in: (i) ADRs, (ii) EDRs, (iii) GDRs and (iv) securities of foreign (including emerging market) companies that are traded primarily on a foreign exchange. The Fund may also invest up to 10% of its assets collectively in: U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies that are rated investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on debt ratings, see Appendix A. Bank obligations of foreign banks (including U.S. branches of foreign banks) in which the Fund may invest must, at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets be among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the U.S.; and (iv) in the opinion of the sub-adviser, be of an investment quality comparable to obligations of U.S. banks in which the Fund may invest. The Fund may also invest in ETFs, or enter into futures or options contracts to provide equity exposure. The Fund may also engage in short sales against the box.

PF Growth Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: warrants, however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. government securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; forward commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Fund may also invest in small-capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies that are rated investment grade, or if unrated, are of comparable quality as determined by the sub-adviser. The Fund may also invest up to 10% of its assets in bonds that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section, as well as Appendix A for more information on debt ratings. The Fund may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indices, and foreign currencies. In addition, the Fund may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in forward foreign currency contracts and foreign currency transactions. The Fund may also purchase ADRs, EDRs, GDRs, and other types of receipts evidencing ownership of the underlying foreign securities.

PF Large-Cap Growth Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: U.S. government securities, its agencies and instrumentalities; bank and corporate debt securities, which may be denominated in any currency; repurchase agreements; reverse repurchase agreements; private placements; securities issued by other investment companies, including ETFs; convertible securities; warrants; rights; depositary receipts, including ADRs, EDRs, GDRs and other types of receipts evidencing ownership of the underlying foreign securities; exchange-traded index securities; short sales against the box; loan participations; when-issued securities; mortgage-backed securities; and asset-backed securities. The Fund may invest up to 5% of its assets in each of the following: forward currency contracts to hedge against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers; limited partnerships that are publicly traded on a securities exchange; preferred stock; IPOs; restricted securities and other unregistered securities. The Fund may also enter into futures contracts to provide equity exposure.

PF Large-Cap Value Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: short-term debt securities, such as repurchase agreements, commercial paper, U.S. government securities, including securities of agencies or instrumentalities of the U.S. government, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Fund is also permitted to invest in: mortgage-related securities; small-capitalization stocks; unseasoned issuers; variable and floating rate securities; forward commitment agreements; when-issued securities; illiquid securities; debt securities and securities that can be converted into equity securities. The Fund may also invest in high yield/high risk convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield/high risk non-convertible debt securities. The Fund may invest up to 5% of its assets (no limit on non-investment grade convertible securities) in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section, as well as Appendix A for more information on debt ratings. The Fund may also engage in short sales against the box. The Fund may also enter into futures contracts to provide equity exposure.

PF Main Street Core Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: common stocks of small companies and in companies located outside the U.S. including emerging market countries and in ADRs; convertible bonds; repurchase agreements; equity-linked and index-linked securities; rights; forward commitment agreements; when-issued securities; and other debt securities including, but not limited to high yield/high risk debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section, as well as Appendix A for more information on debt ratings. The Fund may invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund is also permitted to invest in U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies. The Fund may also enter into futures contracts to provide equity exposure. The Fund may invest up to 5% in securities issued by other investment companies, including ETFs. The Fund may also invest up to 5% in Master Limited Partnerships.

To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Fund may invest in: money market instruments, including U.S. government securities, short-term bank obligations rated in the highest two rating categories by Moody’s, S&P or Fitch, or if unrated, are of comparable quality as determined by the sub-adviser; certificates of deposit; time deposits; loans or credit agreements; bankers’ acceptances; short-term debt obligations of savings and loan institutions; and commercial paper and corporate obligations, including variable and floating rate securities that are issued by

U.S. and foreign issuers and that are rated in the highest two rating categories by Moody’s, S&P or Fitch, or if unrated, are of comparable quality as determined by the sub-adviser.

PF Mid-Cap Equity Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: large-capitalization companies; small-capitalization companies; preferred stocks; securities convertible into or exchangeable for common stocks; repurchase agreements; reverse repurchase agreements; forward commitment agreements; when-issued securities; and up to 5% of its assets in rights. The Fund may also invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may also purchase securities on margin and may invest a portion of its assets in investment grade debt securities, including: U.S. government securities; commercial paper; mortgage-related securities; variable and floating rate securities; other short-term bank obligations; and U.S. dollar-denominated corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers, certain foreign bank and government obligations, foreign government and international agencies). The Fund may invest up to 5% of its assets in each of the following: private placements, short sales and short sales against the box. The Fund may also enter into futures contracts to provide equity exposure.

PF Mid-Cap Growth Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; and PIK bonds. The Fund will not invest more than 10% of its assets in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section, as well as Appendix A for more information on debt ratings. The Fund may also engage in short sales and short sales against the box.

The Fund may also invest up to 10% of its assets collectively in: futures, options, forward contracts and swaps to seek to enhance investment returns, hedge existing positions, provide equity exposure, as a substitute for securities, or to increase or reduce market or credit exposure. The Fund may also invest in ETFs as a means of gaining exposure to a particular segment of the market.

The Fund may invest up to 5% of its assets in each of the following: convertible securities and warrants. The Fund may also invest in, but is not currently anticipated to use: corporate asset-backed securities; indexed securities; structured products; and dollar-denominated foreign debt securities. In addition, the Fund may not invest in Brady Bonds and reverse repurchase agreements.

PF Mid-Cap Value Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: when-issued securities; forward commitments; rights; and warrants. The Fund may also invest in U.S. government securities and in securities issued by other investment companies, including ETFs.

PF Small-Cap Value Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; convertible securities; ETFs; private placements; IPO investments; secondary offerings; U.S. government securities; bank obligations; when issued or delayed delivery securities; warrants; rights; and money market instruments. The Fund may also enter into futures contracts and options on futures contracts on stock indices to provide equity exposure. The Fund may also invest up to 10% of its assets in short-term debt obligations.

PF Emerging Markets Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: U.S. government securities; high quality debt securities; money market obligations; and cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Fund may also invest in: non-convertible debt securities denominated in foreign currencies; small-capitalization stocks, including small and unseasoned companies; equity index swap agreements; equity-linked securities; GDRs, EDRs, or other securities convertible into equity securities of U.S. or foreign issuers; variable and floating rate securities; warrants and rights; preferred stock; convertible securities; securities issued in connection with reorganizations and corporate restructurings; domestic securities; corporate debt securities of foreign companies in developed and developing countries; debt securities of foreign governments in developed and developing countries; illiquid and restricted securities; repurchase agreements; reverse repurchase agreements; forward commitment agreements; and when-issued securities. The Fund is also permitted to invest in other investment companies, including Optimized Portfolios as Listed Securities (“OPALS”). The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Fund may also invest may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies. The Fund may also invest in corporate debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”) (although it may not invest in securities rated C or lower), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section, as well as Appendix A for more information on debt ratings. The Fund may also use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Fund’s investment goal. The Fund may invest up to 5% of its assets in direct investments in Russia, which are those investments that are traded on Russian exchanges or held at sub-custodian banks within Russia.

PF International Large-Cap Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; convertible securities; warrants and rights; repurchase agreements; other investment companies (open-end and/or closed-end funds); and short-term instruments, including U.S. government securities; commercial paper and bank obligations. The Fund may also enter into futures contracts to provide equity exposure and invest in foreign currency futures, forwards or options, which are purchased or sold to hedge against currency fluctuations, or to otherwise help achieve the Fund’s investment goal.

PF International Small-Cap Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: cash and repurchase agreements; short-term instruments, including U.S. government securities and U.S. dollar-denominated debt securities of domestic issuers with maturities of one year or less for liquidity and reserves only; commercial paper; bank obligations; securities convertible into or exchangeable for common stock; depositary receipts such as ADRs; and up to 5% of its assets in emerging markets securities not included in the Fund’s benchmark. The Fund may also invest in securities issued by other investment companies.

PF International Value Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: convertible securities; GDRs and EDRs; rights and warrants; instruments of supranational entities denominated in foreign currencies; semi-governmental securities; non-convertible debt securities denominated in foreign currencies; purchases or sales on a delayed delivery basis; small-capitalization stocks; variable and floating rate securities; U.S. government securities; bank obligations; currency swaps and currency futures contracts; and repurchase agreements. The Fund’s investments in convertible securities are not subject to the limitations described in the “Bank Obligations” section. The Fund may engage in foreign currency transactions. The Fund may also invest up to 5% of its assets in each of the following: preferred stock, 144A securities, short sales and short sales against the box. The Fund may also enter into futures contracts to provide equity exposure and invest in foreign currency options, which are purchased or sold to hedge against currency fluctuations. The Fund may also invest in U.S. dollar-denominated corporate debt securities of domestic issuers and foreign issuers, and debt securities of foreign issuers denominated in foreign currencies that are rated investment grade, or if unrated, are of comparable quality as determined by the sub-adviser. In addition, the Fund may invest up to 5% of its assets in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield/High Risk Bonds” section, as well as Appendix A for more information on debt ratings.

PF Real Estate Fund

The Fund is “non-diversified.”

For purposes of the Fund’s principal investment policies, a company is in the real estate or related industries if: (1) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (2) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate.

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and international agencies. The Fund may also invest non-principally in the following: ADRs; bank obligations; U.S. government securities; convertible securities; commercial paper; variable and floating rate securities; forward commitment agreements; when-issued securities; preferred stock; and repurchase agreements. The Fund may also enter into futures contracts to provide equity exposure.

Because of the Fund’s policy of concentrating its investments in securities of issuers of real estate investment trusts (“REITs”) and in industries related to real estate, the Fund is significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets, and is also subject to the risks associated with the direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses, including insurance; changes in laws, including zoning law; losses due to costs resulting from the clean-up of environmental problems; liabilities to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the investments owned by the Fund are located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs and Real Estate Operating Companies (“REOCs”) to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REIT or REOC may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

In addition, properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

PF Currency Strategies Fund

The Fund is “non-diversified.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: mortgage-related securities; instruments of supranational entities denominated in foreign currency; securities issued by other investment companies, including ETFs; convertible securities; municipal securities; bank obligations; repurchase agreements; and variable and floating rate debt securities. The Fund may also invest up to 5% of its assets in each of the following: short sales and short sales against the box on equity securities.

PF Equity Long/Short Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; bank obligations such as bankers’ acceptances, certificates of deposits, time deposits and demand instruments; commercial paper; repurchase agreements; reverse repurchase agreements; rights and warrants; securities issued on a when-issued or delayed delivery basis; mortgage-related securities; limited partnerships that are publicly traded on a securities exchange; and variable and floating rate instruments. The Fund may also invest in other investment companies including ETFs; exchange traded notes; emerging market securities; small cap securities; ADRs, EDRs and GDRs. The Fund may also engage in short sales, as well as short sales against the box. The Fund may also invest in OTC securities, short-term funding agreements issued by banks or highly rated U.S. insurance companies, and securities issued in connection with reorganizations and corporate restructurings. From time to time, the Fund may acquire additional security types not referenced above as a result of corporate actions, reorganizations or other similar events.

PF Global Absolute Return Fund

The Fund is “non-diversified.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: contingent convertible securities; securities issued by other investment companies, including ETFs; equity securities; equity swaps, futures, warrants, rights and options to seek to enhance investment returns or to provide equity exposure; reverse repurchase agreements; and forward commitments (other than forward commitments described in the Prospectus). The Fund may also invest up to 5% of its assets in short sales against the box.

Portfolio Optimization Funds

Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (together, the “Portfolio Optimization Funds”) will generally limit their investments to Class P shares of other Funds of the Trust, U.S. government securities and short-term debt instruments, although the Portfolio Optimization Funds may invest in securities such as money market instruments and unaffiliated investment companies for temporary defensive purposes, or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules, orders or guidance of the SEC.

Pacific Funds Diversified Alternatives

Pacific Funds Diversified Alternatives will generally limit its investments to Class P shares of other Funds of the Trust, U.S. government securities and short-term debt instruments, although Pacific Funds Diversified Alternatives may invest in securities such as money market instruments and unaffiliated investment companies for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules, orders or guidance of the SEC.

Diversification Versus Non-Diversification

The cover of this SAI sets out which Funds are classified as “diversified” and which are classified as “non-diversified,” as described further below. Each non-diversified fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of the Fund’s assets are invested.

Diversified. The term “diversified” under the 1940 Act generally means that at least 75% of a Fund’s assets is to be represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities and, for purposes of this calculation, it may not invest in other securities if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer.

Non-diversified. The term “non-diversified” means that the proportion of a Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, there are certain Federal tax diversification requirements (for more information, see the “Taxation” section). Because a non-diversified fund may invest in a smaller number of companies than a diversified fund, an investment in a non-diversified fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund. Being classified as non-diversified does not prevent a Fund from being managed as though it were diversified. If a non-diversified Fund is managed in a diversified manner for three consecutive years, such Fund will be reclassified as diversified, and thereafter shareholder approval will be required to reserve freedom of action to operate that Fund as non-diversified.

DESCRIPTION OF CERTAIN SECURITIES, INVESTMENTS AND RISKS

Below are descriptions of certain securities and investments that the Funds may use, subject to a particular Fund’s investment restrictions and other limitations, and their related risks as well as other risks to which a Fund may be exposed. Unless otherwise stated in the Prospectuses, many investment strategies, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective, hedging techniques may not be available when sought to be used by a Manager, or Managers may simply elect not to engage in hedging and have a Fund assume full risk of the investments. Investors should not assume that a Fund will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

The investment strategies described below may be pursued directly by the Underlying Funds. As a general matter, the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives do not invest directly in securities. However, the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives are subject to the risks described below indirectly through their investment in their respective Underlying Funds.

Equity Securities

Common and preferred stocks represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

The value of a company’s stock may fall as a result of factors directly related to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are less directly related to the company or its industry, such as changes in interest rates or currency exchange rates.

Preferred stock generally has a greater priority to a company’s earnings and assets. A company generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt, and dividends on preferred stock are paid before common stock. For this reason, the value of a company’s common stock will usually react more strongly than its bonds and other debt and preferred stock to actual or perceived changes in the company’s financial condition or outlook. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Common and preferred stocks generally provide different voting rights. Common stock typically entitles the owner to vote on matters related to the company while preferred stock does not typically carry voting rights.

Common and preferred stocks have different priority in the event of the bankruptcy and/or insolvency of the company. In the event the issuer declares bankruptcy or is otherwise insolvent, the claims of secured and unsecured creditors and owners of bonds and other debt take precedence over the claims of those who own common and preferred stock. For this reason, the value of common and preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may entitle the owner to receive, in preference to the holders of common stock, a fixed share of the proceeds resulting from a liquidation of the company.

Common and preferred stocks also generally provide different dividend rights. Common stock owners are typically entitled to receive dividends declared and paid on such shares. Preferred stock, unlike common stock, often has a stated dividend rate payable from the company’s earnings. Preferred stock dividends may pay out at fixed or adjustable rates of return, and can be cumulative or non-cumulative, participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the company’s common stock, while a dividend on non-cumulative preferred stock that has not been paid on the stated dividend period is typically lost forever. Participating preferred stock may be entitled to a dividend exceeding the declared dividend in certain cases, while non-participating preferred stock is limited to the stated dividend. Adjustable rate preferred stock pays a dividend that is adjustable on a periodic basis, generally based on changes in certain interest rates. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock are subject, including issuer-specific and market risks, but is also subject to many of the risks to which debt securities are subject, such as interest rate risk. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Equity-related securities share certain characteristics of equity securities and may include depositary receipts, convertible securities and warrants. These instruments are discussed elsewhere in the Prospectuses and this SAI. Equity-related securities are subject to many of the same risks, although possibly to different degrees.

Real Estate Investment Trusts (“REITs”). A REIT is a type of equity security that pools investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate and often trades on exchanges like a stock. A REIT is not taxed on income distributed to its shareholders or unit holders if it complies with a regulatory requirement that it distributes to its shareholders or unit holders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unit holders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. Also, real estate can be destroyed by human activities, including criminal acts, or other events such as natural disasters.

Initial Public Offering (“IPO”) and Secondary Offering. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, newer companies seeking capital financing to expand, but can also be done by large privately-owned companies looking to become publicly traded. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if a Fund is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The values of securities involved in IPOs are subject to greater volatility and unpredictability than more established stocks. For newer companies, there is often little historical data with which to analyze the company, making it more difficult to predict what the stock will do on its initial day of trading and in the near future. Also, most IPOs are done by companies going through transition, and are therefore subject to additional uncertainty regarding their future value. A secondary offering is the issuance of new stock to the public by a company that has already made its IPO. Secondary offerings are usually made by companies seeking to refinance or raise capital for growth.

U.S. Government Securities

All Funds may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) certificates (described below) and Federal Housing Administration debentures). With guaranteed securities, the payment of principal and interest is guaranteed by the U.S. government. Direct obligations of and securities guaranteed by the U.S. government are subject to variations in market value due to, among other factors, fluctuations in interest rates and changes to the financial condition or credit rating of the U.S. government.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. The maximum potential liability of the issuers of some U.S. government agencies and instrumentalities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Inflation-Indexed Bonds

Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

Inflation-indexed securities issued by the U.S. Treasury (or “TIPs”) have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Mortgages and Mortgage-Related Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment strategies, a Fund may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Trust’s policies concerning diversification and concentration, see the “Diversification versus Non-Diversification” and “Fundamental Investment Restrictions” sections.

Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Manager.

The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Managers. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs or clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or “GNMAs”); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. Transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” A TBA Transaction is a method of trading mortgage-backed securities. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as issuer, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date.

GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met.

FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan funds.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Adjustable Rate Mortgage-Backed Securities (“ARMBSs”). ARMBSs have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like debt securities and less like adjustable rate securities and are subject to the risks associated with debt securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.

Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Manager determines that the securities meet a Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Fund’s investment goals, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. CMO residuals are risky, volatile and typically unrated.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgages and Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (“1933 Act”). CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Planned Amortization Class Certificates (“PACs”) and Support Bonds. PACs are parallel-pay real estate mortgage investment conduit (“REMIC”) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches - known as support bonds, companion bonds or non-PAC bonds - which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with its investment objectives and policies, a Fund may invest in various tranches of CMO bonds, including support bonds.

A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund’s limitations on investments in illiquid securities.

Mortgage Dollar Rolls. Mortgage “dollar rolls” are contracts in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”). CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, non-investment grade debt securities. The collateral can be from many different types of debt securities such as high yield/high risk debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated non-investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Linked Securities

Linked securities are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Among the types of linked securities in which a Fund can invest include:

Equity-Linked, Debt-Linked and Index-Linked Securities. Equity-linked, debt-linked and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked, debt-linked or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see the “Foreign Securities” section. In addition, a Fund bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts,” “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements,” and “Warrants and Rights.”

Currency-Indexed Securities. Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Event-Linked Bonds. Event-linked bonds are debt securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind (“PIK”) Bonds

Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. PIK bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

A Fund that is taxed as a regulated investment company must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code and the regulations thereunder. A Fund may obtain such cash from selling other portfolio holdings which may cause a Fund to incur capital gains or losses on the sale.

High Yield/High Risk Bonds

High yield/high risk bonds (“high yield bonds”) are non-investment grade high risk debt securities (high yield bonds are commonly referred to as “junk bonds”).

In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. For more information on Brady Bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment goal may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

A Fund may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

In the case of high yield bonds structured as zero-coupon or PIK securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. See Appendix A for more information on ratings.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect events and circumstances since a security was last rated.

Obligations of Stressed, Distressed and Bankrupt Issuers

A Fund may invest in securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default and equity securities of such issuers. Such debt obligations generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process: (i) many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of a Fund; (ii) a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment; (iii) the duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective; (iv) the administrative costs in connection with a bankruptcy proceeding are frequently high, for example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs and would be paid out of the debtor’s estate prior to any return to creditors; (v) bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization, and because the standard for classification is vague, there exists the risk that a Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment; (vi) in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made; (vii) in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions; and (viii) certain claims that have priority by law (for example, claims for taxes) may be substantial.

In any investment involving securities and other obligations of stressed, distressed and bankrupt issuers, there exists the risk that the transaction involving such securities or obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed or distressed securities or obligations, the value of which may be less than a Fund’s purchase price of such securities or obligations. Furthermore, if an anticipated transaction does not occur, a Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed securities or obligations in which a Fund invests, there is a potential risk of loss by a Fund of its entire investment in any particular investment. Additionally, stressed and distressed securities or obligations of government and government-related issuers are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of a Fund’s original investment in a company. For example, under certain circumstances, creditors who are deemed to have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. A Manager’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to a Fund and distributions by a Fund or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Participation on Creditors Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Participation on such committees is also increasingly prone to litigation and it is possible that a Fund could be involved in lawsuits related to such activities, which could expose a Fund to additional liabilities that may exceed the value of a Fund’s original investment in the company. See the “Obligations of Stressed, Distressed and Bankrupt Issuers” section above. A Fund will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, loans or credit agreements and bank capital securities. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. See the “Illiquid and Restricted Securities (including Private Placements)” section regarding limitations of certain bank obligations.

A Fund may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See the “Delayed Funding Loans and Revolving Credit Facilities,” “Loan Participations and Assignments” and “Variable and Floating Rate Securities” sections below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

Unless otherwise noted, a Fund will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $250,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by a Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Unless otherwise noted, a Fund may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $250,000, by the FDIC; (ii) the savings and loan association issuing the security is a member of the FDIC; and (iii) the institution is insured by the FDIC.

The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Exchange Traded Notes (“ETNs”)

ETNs are notes representing debt of an issuer, usually a financial institution. The performance of an ETN is based on the performance of one or more underlying assets, reference rates or indices as well as the market for that ETN.

An ETN includes features similar to both an ETF and debt securities. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return generally linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked. An ETN that is tied to a reference instrument may not exactly replicate the performance of the reference instrument, and they incur certain expenses not incurred by their applicable reference instrument. Unlike some debt securities, ETNs do not make periodic interest payments, and its principal is not protected. ETNs are meant to be held until maturity, and thus may have restrictions on their redemption and secondary market illiquidity.

A Fund bears the risk that the issuer of these securities may default on its obligation under the security, and the value of an ETN could be influenced by the credit rating of the issuer despite no changes in the underlying reference instrument. The value of an ETN may also be impacted by the following: time to maturity; market volatility (for the ETN and/or its underlying reference instrument); market liquidity; changes in the applicable interest rates; the performance of the reference instrument; changes in the issuer’s credit rating; and any impact that economic, legal, political or geographic events may have on the reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a current price. ETNs that use leverage allows for greater potential return, but the potential for loss is also greater. Additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the note itself may still need to be repaid.

Trust Preferred Securities

Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act, and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, a Manager will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets as illiquid for purposes of a Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see the “Loan Participations and Assignments” section. Participation interests in revolving credit facilities will be subject to the limitations discussed in the “Loan Participations and Assignments” section. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Loan Participations and Assignments

A Fund may invest in floating rate senior loans of domestic or foreign borrowers (“Senior Loans”) primarily by purchasing participations or assignments of a portion of a Senior Loan. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans often are secured by specific assets of the borrower, although a Fund may invest in Senior Loans that are not secured by any collateral. When investing in loan participations, a Fund does not have a direct contractual relationship with the borrower and has no rights against the borrower, i.e., the Fund cannot enforce its rights directly; it must rely on intermediaries to enforce its rights. When investing in assignments, a Fund steps into the shoes of the intermediary who sold it the assignment and can enforce the assigned rights directly. These rights may include the right to vote along with other lenders on such matters as enforcing the terms of a loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in a loan, and may require a vote by lenders holding two-thirds or more of the investment in a loan. Because a Fund typically does not hold a majority of the investment in any loan, it may not be able by itself to control decisions that require a vote by the lenders.

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 1.00% and the borrower were paying a fixed spread of 3.50%, the total interest rate paid by the borrower would be 4.50%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions or lending syndicates represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. The Manager will also monitor these aspects of a Fund’s investments and, where a Fund owns an assignment, will be directly involved with the agent and the other lenders regarding the exercise of credit remedies.

A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

The risks associated with Senior Loans are similar to the risks of “junk” securities. A Fund’s investments in Senior Loans are typically non-investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Fund’s net asset value (“NAV”) per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields.

Although Senior Loans in which a Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. A Fund may also invest in Senior Loans that are not secured.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. In addition, floating rate loans may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund’s ability to sell loans and can adversely affect a loan’s liquidity and the price that can be obtained.

Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which a Fund may invest. If a secondary market exists for certain of the Senior Loans in which a Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by a Fund may be adversely affected.

A Fund may have certain obligations in connection with a loan, such as, under a revolving credit facility that is not fully drawn down, to loan additional funds under the terms of the credit facility. A Fund will maintain a segregated account with its custodian of liquid securities with a value equal to the amount, if any, of the loan that the Fund has obligated itself to make to the borrower, but that the borrower has not yet requested.

A Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan, it may receive a facility fee, and when it sells a loan, it may pay a facility fee. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan, or, in certain circumstances, a Fund may receive a prepayment penalty fee on the prepayment of a loan by a borrower.

A Fund is not subject to any restrictions with respect to the maturity of Senior Loans it holds, and Senior Loans usually will have rates of interest that are redetermined either daily, monthly, quarterly, semi-annually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. As short-term interest rates increase, interest payable to a Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to a Fund from its investments in Senior Loans should decrease. The amount of time required to pass before a Fund will realize the effects of changing short-term market interest rates on its portfolio will vary depending on the interest rate redetermination period of the Senior Loan.

The participation interest and assignments in which a Fund intends to invest may not be rated by any nationally recognized rating service. A Fund may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments.

In addition, it is conceivable that under emerging legal theories of lender liability, a Fund which purchases an assignment could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A Fund, pursuant to its fundamental investment restrictions, may also be a lender (originator), or part of a group of lenders originating a Senior Loan. When a Fund is a primary lender, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may under contractual arrangements among the lenders have rights with respect to any funds acquired by other lenders through setoff. A lender also has full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected. When a Fund is a primary lender originating a Senior Loan, it may share in a fee paid by the borrower to the primary lenders. Other than Funds that invest in Senior Loans, a Fund will not act as the agent, originator, or principal negotiator or administrator of a Senior Loan.

If a Fund purchases a floating rate loan as part of the original group of lenders or issues loans directly to the borrower (a loan originator/primary lender), it may also be deemed an underwriter and may be subject to underwriting liability and litigation risk. There is a risk that lenders and investors in loans can be sued by other creditors and shareholders of the borrowers, and may need to serve on a creditor’s committee or seek to enforce the Fund’s rights in a bankruptcy proceeding. It is possible that losses could be greater than the original loan amount and that losses could occur years after the principal and interest on the loan has been repaid.

The Fund may also make its investments in floating rate loans through structured notes or swap agreements. Investments through these instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed.

The Fund may incur legal expense in seeking to enforce its rights under a loan, and there can be no assurance of successor a recovery in excess of the Fund’s expenditures.

Some Funds limit the amount of assets that will be invested in any one issuer or in issuers within the same industry (see the “Investment Restrictions” section). For purposes of these limits, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, current SEC interpretations require the Fund to treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer or more than 25% of its assets in a particular industry. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. Investments in loan participations and assignments are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Junior Loans. A Fund may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower. A Fund may purchase Junior Loan interests either in the form of an assignment or a loan participation (see discussion above about “Loan Participations and Assignments”).

Municipal Securities

Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include residual interest bonds and “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices and liquidity of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable debt securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

When a Fund purchases municipal securities, the Fund may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal OTC transactions, there is counter-party risk of default which could result in a loss to the Fund.

From time to time, legislation restricting or limiting the federal income tax exemption for interest on municipal securities is introduced in Congress. There is a risk that changes in the law could result in the municipal security losing its federal income tax exempt status.

Corporate Debt Securities

The debt securities in which a Fund may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Fund, or if unrated, are in the Manager’s opinion, comparable in quality to corporate debt securities in which a Fund may invest. In the event that a security owned by a Fund is downgraded to below the Fund’s respective minimum ratings criteria, the Fund may nonetheless retain the security.

The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (floater) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Funds with a certain degree of protection against rises in interest rates, Funds investing in floaters will participate in any declines in interest rates as well.

The interest rate on a leveraged inverse floating rate debt instrument (inverse floater) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s limitations on investments in such securities.

A super floating rate collateralized mortgage obligation (super floater) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Custodial Receipts and Trust Certificates

Custodial receipts and trust certificates which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities may include U.S. government securities, municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert their rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of debt instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Commercial Paper

Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by a rating agency; a Fund may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which that Fund may invest. See Appendix A for a description of ratings applicable to commercial paper.

Convertible Securities

Convertible securities are debt securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Fund, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed income (debt component) and the right to acquire equity securities (convertibility component). This combination is achieved by investing in non-convertible debt securities (non-convertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its debt component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the debt component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the debt instrument.

Contingent Convertible Securities (“CoCos”). CoCos are a form of hybrid debt security that either convert into common stock of the security’s issuer or have their principal written down upon the occurrence of certain “triggers.” These triggers are generally linked to capital thresholds required by the regulator of the issuer or regulatory actions calling into question the issuer’s continued viability as a going concern (such as where the issuer receives specified levels of extraordinary governmental support). CoCos’ equity conversion or principal write-down features are specific to the issuer and its regulatory requirements, and therefore vary depending upon the issuer of the CoCo. In addition, certain CoCos have a set stock conversion rate that triggers an automatic write-down of capital if the price of the issuer’s stock is below a predetermined price on the conversion date. Under these circumstances, the liquidation value of the CoCos may be adjusted downward to below the original par value. This downward adjustment would occur automatically and would not entitle the holders of the CoCos to seek bankruptcy of the issuer. In certain circumstances, CoCos may write down to zero and an investor could lose the entire value of its investment, even if the issuer remains a going concern. Further, CoCos may be subject to redemption at the option of the issuer at a predetermined price.

Some additional risks associated with CoCos may include, but are not limited to:

• Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be deferred or cancelled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the issuer absorb losses.

• Reduced Income or Loss of Income. Upon conversion of CoCos into common stock, investors in the CoCos could experience a reduced income rate, potentially to zero, because the common stock of the issuer may not pay a dividend.

• Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer, worsening the holder’s standing in a bankruptcy. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument, again worsening the holder’s standing in a bankruptcy.

• Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Duration

Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Manager in debt security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

Most notes and bonds provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the average life of a debt security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

Although frequently used, the “term of maturity” of a bond may not be a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Stated alternatively, the term of maturity does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. To assess the value of these bonds, not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments, are important to consider.

Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. A shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows because bonds with higher coupon payments pay relatively more of their cash flows sooner. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the term to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Manager of a Fund may use other analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the fund duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing fund duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

Repurchase Agreements

Repurchase agreements entail a Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price is in excess of the Fund’s purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

If the party agreeing to repurchase should default and if the value of the underlying securities held by a Fund should fall below the repurchase price, a loss could be incurred. A Fund also might incur disposition costs in connection with liquidating the securities. Repurchase agreements will be entered into only where the underlying security is a type of security in which the Fund may invest, as described in the Prospectus and in this SAI.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. Repurchase agreements are commonly used to earn a return on cash held in a Fund. When a repurchase agreement is entered into for the purposes of earning income, the Adviser or Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that its daily marked-to-market value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements. For a Fund that is eligible to sell securities short, as described in the Prospectuses and in this SAI, repurchase agreements may also be used to affect the short sale of a security. When using a repurchase agreement to affect the short sale of a security, the Adviser or Manager of the Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that the daily marked-to-market value of the underlying securities always equals or exceeds at least 95% of the agreed upon repurchase price to be paid to the Fund.

A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of a Fund.

Borrowing and Leveraged Transactions

Each Fund may borrow money to the extent permitted under the 1940 Act, as amended. Under the 1940 Act, a Fund may not borrow money from a bank if, as a result of such borrowing, the total amount of all money borrowed by a Fund exceeds 33⅓% of the value of its total assets including borrowings, less liabilities exclusive of borrowings. This means that the 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment strategy perspective to sell those holdings at that time. Except as otherwise provided in this SAI or the prospectus, each Fund also may borrow money for temporary purposes in an amount not to exceed 5% of a Fund’s total assets. This borrowing may be secured or unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. The cost of borrowing may reduce a Fund’s return. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions in which a Fund may enter into that have a leveraging effect on the capital structure of the Fund can be viewed as a form of “senior security” of the Fund for purposes of Section 18(f) of the 1940 Act, which generally prohibits mutual funds from issuing senior securities. These senior securities may include selling securities short, buying and selling certain derivatives (such as futures contracts, options, forward contracts, or swap agreements), engaging in when-issued, delayed-delivery, forward-commitments (such as mortgage dollar rolls) or reverse repurchase agreements and other investment strategies or techniques that have a leveraging effect on the capital structure of a Fund or may be viewed as economically equivalent to borrowing. For these transactions not to be considered the issuance of senior securities by a Fund, a Fund must “cover” the obligations in these transactions by (1) maintaining an offsetting financial position; (2) segregating and maintaining liquid assets in a sufficient value to cover the Fund’s potential obligation under the transaction not offset or covered as provided in (1) or (2); or (3) otherwise “covering” the transaction to the extent required by the U.S. Securities and Exchange Commission. The value of a Fund’s holdings in such instruments is marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions, which may limit the Fund’s investment flexibility, or for other purposes or obligations.

Reverse Repurchase Agreements

Reverse repurchase agreements, among the forms of borrowing if not “covered,” involve the sale of a debt security held by a Fund to another party, such as a bank or broker-dealer, with an agreement by that Fund to repurchase the security at a stated price, date and interest payment. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

A Fund may use the proceeds of a reverse repurchase agreement to purchase other securities. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will typically enter into a reverse repurchase agreement when it anticipates the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

Forward Commitment Agreements and When-Issued or Delayed Delivery Securities

Forward commitment agreements (also referred to as forward contracts or forwards) are agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction or in some cases may be conditioned on a subsequent event. Such transactions might be entered into, for example, when the Adviser or Manager to a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Liability for the purchase price — and all the rights and risks of ownership of the securities — accrue to a Fund at the time it becomes obligated to purchase such securities on a forward commitment, when-issued or delayed delivery basis, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. Delayed delivery, when-issued and forward commitments purchases involve a risk of loss if the value of the securities declines prior to the settlement date.

When a Fund sells a security on a forward commitment, when-issued or delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to the transaction fails to pay for the security, the Fund could suffer a loss. Additionally, when selling a security on a forward commitment, when-issued or delayed delivery basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value above the agreed upon price on the settlement date.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, a Fund may make short sales in an attempt to maintain fund flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

When a Fund makes a short sale, a Fund must arrange through a broker or other institution to borrow the security to deliver to the buyer; and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium and other transaction costs to borrow the security, which would increase the cost of the security sold short. A Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price “buy in” by paying the lender an amount equal to the cost of purchasing the security.

While derivative instruments are excluded from the definition of a short sale, a Fund that may enter into short sales on derivative instruments with a counterparty will be subject to counterparty risk (i.e., the risk that the Fund’s counterparty will not satisfy its obligation under the particular derivative contract), in addition to risks relating to derivatives and short sales.

Short sales also involve counterparty risk to the extent that the broker or other institution fails to return the Fund’s collateral. However, since the market value of the security borrowed is marked-to-market daily, the Fund’s exposure would be limited to the difference between the amount of collateral posted by the Fund (as adjusted daily based upon market price) and the market value of the security borrowed by the Fund to close out its open short position.

Short Sales Against the Box

A short sale is “against the box” when a Fund enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. The Fund’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (including Private Placements)

Generally, a security is considered illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued its securities. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. High yield/high-risk bonds (including floating rate loans) may be less liquid than higher quality investments. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Illiquid securities are considered to include among other things, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

A Fund will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result of such purchases, illiquid holdings would comprise more than 15% of the value of the Fund’s net assets. If through the appreciation of illiquid securities or depreciation of liquid securities, the Fund holds a greater percentage of illiquid securities than its applicable limit, the Manager will take appropriate steps to address Fund liquidity.

The privately placed securities in which these Funds may invest are called restricted securities because there are restrictions or conditions attached to their resale. Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees.

Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. These securities are often called Rule 144A securities. A Fund may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Trust’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Private Investment in Public Equity (“PIPE”). In a typical PIPE transaction, the issuer sells shares of common stock at a discount to current market prices to a Fund and may also issue warrants enabling a Fund to purchase additional shares at a price equal to or at a premium to current market prices. Because the shares issued in a PIPE transaction are “restricted securities” under the federal securities laws, a Fund cannot freely trade the securities until the issuer files a registration statement to provide for the public resale of the shares, which typically occurs shortly after the completion of the PIPE transaction, and the public registration process with the SEC is completed. Generally, such restrictions cause the PIPEs to be illiquid during this time, a period which can last many months. PIPEs may contain provisions that the issuer will pay specified financial penalties to a Fund if the issuer does not publicly register the restricted equity securities within a specified period of time to make a Fund whole for the lack of liquidity, but there is no assurance that the securities will be publicly registered, or that the registration will be maintained.

Small-Capitalization Stocks

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Fund of securities to meet redemptions, or otherwise, may require a Fund to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Foreign Securities

Foreign securities may be listed or traded in the form of depositary receipts including, but not limited to, ADRs, EDRs, GDRs, International Depositary Receipts (“IDRs”) and non-voting depositary receipts (collectively “Depositary Receipts”). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or OTC in the United States. EDRs, IDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. Non-voting depositary receipts (“NVDRs”) have similar financial rights as common stocks but do not have voting rights.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), the impact of economic sanctions, and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these instruments, and a Fund may be prohibited from investing in such issuers. Additionally, income (including dividends and interest) and capital gains from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or OTC markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in Depositary Receipts involves many of the same risks associated with investing in securities of foreign issuers.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

Semi-governmental securities are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers. Eurobonds are bonds denominated in U.S. dollars or other currencies and sold to investors outside the country where currency is used. Yankee bonds are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee bonds are subject to certain sovereign risks.

It is contemplated that most foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds will endeavor to achieve the most favorable net results on their transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The dividends and interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See the “Transfer Agency and Custody Services” section for more information concerning the Trust’s custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of a Fund, will not occur, and shareholders bear the risk of losses arising from these or other events.

There are frequently additional expenses associated with maintaining the custody of foreign investments. Expenses of maintaining custody of Fund investments are paid by each Fund. This may lead to higher expenses for Funds that have foreign investments.

Unless otherwise noted, an issuer of a security may be deemed to be located in or economically tied to a particular country if it meets one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer may be considered to be located in or economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the Manager may classify the issuer in its discretion based on an assessment of the relevant facts and circumstances.

Emerging Markets. The risks of investing in foreign countries discussed above are intensified with respect to investments in emerging market countries, which tend to have less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes.

Each of the emerging market countries, including those located in Latin America, the Middle East, Asia and Eastern Europe, and frontier markets (emerging market countries in an earlier stage of development) may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most developed market countries. This instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the financial markets in which a Fund may invest and adversely affect the value of a Fund’s assets, potentially making the Fund’s emerging market investments illiquid. In addition, the value of a Fund’s emerging market investments could become more volatile and experience abrupt and severe price declines as a result of an increase in taxes or political, economic or diplomatic developments, including economic sanctions. Investment opportunities within certain emerging markets, such as countries in Eastern Europe, may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

Included among the emerging market debt obligations in which a Fund may invest are “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the OTC secondary market.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

A Fund may also invest in ADRs that represent the deposit with the issuing bank of a security of an emerging market issuer. These investments involve many of the same risks associated with investing in emerging market securities.

Supranational Entities. Supranational entities are entities designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

Eurozone Risk. The European Economic and Monetary Union, often referred to as the “Eurozone,” is a group of member countries that have adopted the euro as their official currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”). As a Eurozone member, a country’s ability to address any budgetary and economic issues may be limited due to the restrictions on public debt, inflation and deficits that are placed on member countries, or due to political or fiscal policy considerations.

Certain countries have required financial assistance from other Eurozone countries and may continue to be dependent on the assistance from others such as the ECB, the International Monetary Fund, or other governments and institutions to address those issues. There is no assurance that such financial assistance will be provided to the same or additional countries in the future. The economic difficulties of a Eurozone country may negatively impact other Eurozone countries and euro-denominated securities that are not directly tied to that country.

As a result of economic difficulties, one or more Eurozone countries might abandon the euro and return to a national currency. The effects of such an event might have significant negative impacts on that country, the rest of the European Union, and global markets, including the United States. The abandonment of the euro by any one country would likely have a destabilizing effect on all Eurozone countries and may result in other Eurozone countries returning to a national currency, resulting in further market turmoil. In the event a country abandoned the euro, there may be difficulties determining the valuation of a Fund’s investments in that country. There would also likely be operational difficulties related to the settlement of trades of a Fund’s euro-denominated holdings, including derivatives, in that country, and a Fund’s euro-denominated holdings may be redenominated in another currency. Under such circumstances, investments denominated in euros or redenominated in replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired, and the value of euro-denominated investments may decline significantly and unpredictably.

In addition, if a country were to leave the European Union (voluntarily or involuntarily), the effect of such an event has the potential to significantly impact local and/or global markets and economies, as well as trade agreements, regulations and treaties. For example, the potential consequences of the United Kingdom’s vote in June 2016 to leave the European Union (“Brexit”) may result in increased market volatility and illiquidity in the United Kingdom, the European Union and other financial markets, as well as slower economic growth and fluctuations in exchange rates. These events could negatively impact the value of a Fund’s holdings.

Passive Foreign Investment Companies (“PFICs”). Certain Funds may invest in the stock of foreign corporations, which may be classified under the Internal Revenue Code of 1986, as amended (the “Code”), as PFICs. In general, a foreign corporation is categorized as a PFIC if either (i) 75% or more of its gross income is from passive income (as defined in Section 1297 of the Code), or (ii) 50% or more of the value of its assets either produce or are held for the production of passive income.

PFICs are subject to complicated and strict tax guidelines imposed by the Internal Revenue Service. For additional information, see the “Taxation” section.

Investments in Other Investment Company Securities

Under the 1940 Act, subject to certain exceptions, a Fund (other than the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives) may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, unit investment trusts (“UITs”) and ETFs. These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds. Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions. In some instances, a Fund may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Fund invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations.

Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

ETFs. Individual investments in ETFs generally are not redeemable, but are instead purchased and sold on a secondary market, such as an exchange, similar to a share of common stock. Large quantities of ETFs, also known as “Creation Units,” are redeemable directly from the ETF. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of an ETF is based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of the securities held by the ETF. ETFs include, among others, SPDRs, OPALs and iShares. ETFs generally acquire and hold securities of all of the companies, or a representative sampling, that are components of a particular index. ETFs may also be actively managed similar to other types of investment companies. Typically ETFs are intended to provide investment results that, before fees and expenses, generally correspond to the price and yield performance of the target index, and the value of their shares should, under normal circumstances, closely track the value of that index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to exactly match the performance of the index. As a security listed on an exchange and traded in the secondary market, ETF shares may trade at a premium or discount to their NAV, and trading in ETF shares may be suspended or halted by its listing exchange.

Business Development Company (“BDC”). One type of closed-end investment company available for Fund investment is a BDC. BDCs are registered investment vehicles regulated by the 1940 Act. BDCs typically invest in small and medium sized companies which may be privately owned and may not have access to public equity markets for capital raising purposes. BDCs frequently make available managerial assistance to the issuers of such securities.

Investments in BDCs include risks associated with their holdings of smaller issuers and private companies. Generally, public information for BDC holdings is limited and there is a risk that investors may not be able to make fully informed investment decisions. BDC holdings of small and mid-sized companies are speculative, and generally involve a greater risk than established publicly-traded companies with larger market capitalization. Companies in their developmental stages may have a shorter history of operations, a more limited ability to raise capital, inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies. Holdings of a BDC may be more adversely affected by economic or market conditions, with greater market volatility risk.

BDCs may also invest in the debt of a company, which involves risk that the company may default on its payments or declare bankruptcy. Many of the debt investments in which a BDC may invest will not be rated by a credit rating agency and may be non-investment grade quality. Some BDCs invest substantially, or even exclusively, in one sector or industry group. As a result of this concentration, a BDC will be more susceptible to adverse economic, business, regulatory or other developments affecting an industry or group of related industries, which in turn will increase the risk and volatility of a BDC. A BDC with a smaller number of holdings will have greater exposure to those holdings which could increase potential price volatility as compared to other investment companies with a greater number of holdings. A BDC may utilize leverage to gain additional investment exposure. The loss on a leveraged investment may far exceed the principal amount invested, magnifying gains and losses and therefore increase price volatility. The use of leverage may result in a BDC having to liquidate holdings when it may not be advantageous to do so.

Investments in BDCs are also subject to management risk, as managers of BDCs may be entitled to compensation based on the BDC’s performance, which could result in the manager making riskier or more speculative investments in an effort to maximize incentive compensation and receive higher fees. A BDC’s investments are generally less liquid than publicly traded securities and are subject to restrictions on their resale. The illiquidity of a BDC’s holdings may make it difficult for the BDC to sell such investments if the need arises, and thus the BDC may be unable to take advantage of market opportunities or it may be forced to sell illiquid securities at a loss if it is required to raise cash for operations. Some BDCs are listed and trade on an exchange and other BDCs are not traded on an exchange and trade only in private transactions BDCs that are not traded on an exchange may be less liquid. BDC shares may trade at a discount to the BDC’s NAV.

Money Market Funds. A money market fund (also called a money market mutual fund) is an open-end investment company that typically invests in cash, short-term debt securities such as U.S. Treasury bills, repurchase agreements, commercial paper, bank time deposits, certificates of deposits and other cash equivalents. Money market funds in the United States are subject to regulatory limits on the quality, maturity and diversity of their investments. Certain money market funds seek to maintain a stable NAV, usually at $1.00 per share. However, there is no assurance that those funds will be successful in maintaining a stable NAV. Certain other money market funds have a NAV that will fluctuate (or “float”) in value. As a result, when a Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them. In addition, a money market fund may have the ability to impose liquidity fees or temporary redemption suspensions, thus impacting the liquidity of the fund. It is possible to lose money by investing in money market funds.

Derivatives

Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives which are traded on exchanges have standardized contracts and can generally be bought and sold easily, and their market values are determined and published daily. Non-standardized derivatives (such as swap agreements), tend to be more specialized and more complex, and may be harder to value. Derivatives may create leverage, and may enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures, options on futures, forward currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements and swaptions.

Each Manager may use derivatives for a variety of reasons, including for example, (i) to enhance a Fund’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect a Fund’s unrealized gains reflected in the value of its securities, (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to equitize cash; and/or (vii) to manage the effective maturity or duration of a Fund. In addition, a Fund may receive warrants or other derivatives in connection with corporate actions.

The Managers may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. The use of derivatives to leverage risk also may exaggerate loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of a Manager’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily having had the benefit of observing the performance of the derivative under all possible market conditions. Derivatives are subject to a number of risks described elsewhere in the Prospectuses and this SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting. Other risks arise from a Fund’s potential inability to terminate or sell its derivatives positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. OTC instruments (investments not traded on the exchange) may be less liquid or illiquid, and transactions in derivatives traded in the OTC are subject to the risk that the counterparty will not meet its obligations.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions. There can be no assurance that the use of derivative instruments will benefit the Funds.

PLFA is a member of the National Futures Association (“NFA”) and is registered with the CFTC as a commodity pool operator on behalf of the PF Currency Strategies Fund, PF Equity Long/Short Fund and PF Global Absolute Return Fund. These portfolios are considered commodity pools under the Commodity Exchange Act (“CEA”) and operate subject to CFTC and NFA regulation in addition to SEC regulation. PLFA, on behalf of all other Funds has claimed an exclusion from the definition of a commodity pool operator and, therefore, is not subject to registration under the CEA. In order for PLFA to claim the exclusion, the Funds are limited in their ability to invest in commodity futures, options on commodities or commodity futures and swaps. To the extent PLFA, on behalf of any Fund, becomes no longer eligible to claim an exclusion from CFTC regulation, such Fund may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exclusion from CFTC regulation, or PLFA may determine that the Fund will operate subject to CFTC regulation. If a Fund operates subject to CFTC regulation, it may incur additional expenses. If a Fund adopts substantial investment strategy changes, it may affect its performance, as well as its fees and expenses.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate due to the costs of converting from one currency to another. However, a Fund has authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates, to facilitate the settlement of foreign equity purchases, to exchange one currency for another and, with respect to certain Funds, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements either (i) to purchase or sell a specified currency at a specified future date and price set at the time of the contract or (ii) whose value is determined by the difference between the spot exchange rate on a specific date in the future and a pre-determined fixing rate. The former type of contract is known as a deliverable forward currency contract and the second is known as a Non-Deliverable Forward Currency Contract (“NDF”) since no exchange of currencies takes place on settlement but instead a single cash flow is made equal to the market value of the contract. When entering into such contracts, a Fund assumes the credit risk of the counterparty. Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or fund positions. A Fund may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment.

A Fund may enter into forward foreign currency contracts under the following circumstances:

Transaction Hedge. A forward foreign currency contract might be used to hedge: 1) specific receivables or payables of a Fund arising from the purchase or sale of portfolio securities; 2) the redemption of shares of a Fund; or 3) to repatriate dividend or interest payments (collectively a “Transaction Hedge”). A Transaction Hedge will protect against a loss from an adverse change in the currency exchange rates during the period between the date on which the contract is purchased or sold or on which a payment is declared, and the date on which the payments are made or received. A Transaction Hedge may also prevent a Fund from receiving a gain from the appreciation of a foreign currency against a Fund’s base currency. The use of forward contracts establishes a fixed rate to exchange currencies at a future date but does not eliminate the risk of fluctuations in the prices of the underlying securities.

Position Hedge. A forward foreign currency contract might be used to try to “lock in” the U.S. dollar price of the security. A Position Hedge is used to protect against a potential decline of the U.S. dollar against a foreign currency by buying a forward contract on that foreign currency for a fixed U.S. dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency the Manager believes will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities are denominated.

Cross Hedge. If a particular currency is expected to substantially decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s holdings denominated in the currency sold.

Proxy Hedge. The Manager might choose to use a proxy hedge when it is less costly than a direct hedge or when a currency is difficult to hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

There is inherent risk that the above hedge strategies do not fully offset the exposures to currency movements. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

Non-Hedged Exposure. Certain Funds may enter into forward contracts or maintain a net exposure to such contracts, where consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of that Fund’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings.

When a Manager of a Fund believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Fund’s holdings denominated in or exposed to such foreign currency. At or before the maturity of the forward contract to sell, a

Fund may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating a Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

If a Fund retains the security and engages in an offsetting transaction, a Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Manager. It also should be realized that this method of protecting the value of a Fund’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

Although a Fund values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Additionally, a Fund may be unable to convert currency due to foreign exchange regulations.

Options

Purchasing and Writing Options on Securities. A Fund may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established OTC market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Fund will enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund will continue to receive interest income on such security.

A Fund may purchase call options on securities to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may also allow options to expire unexercised.

In order to earn additional income on its securities or to protect partially against declines in the value of such securities, a Fund may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price that it is willing to pay. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price. A Fund may effect closing transactions with respect to put options that were previously written.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security.

Purchasing and Writing Options on Stock Indices. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indices are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

Different stock indices are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index multiplier. A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (“OCC”).

Gains or losses on a Fund’s transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. A Fund may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Fund may also allow options to expire unexercised.

Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, a Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.

With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Fund the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Fund in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Fund to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Fund’s investment goal and to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options,” “Options on Foreign Currencies,” “Futures Contracts and Options on Futures Contracts,” and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

A Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Fund may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Options on Foreign Currencies

Funds may purchase and sell options on foreign currencies for hedging purposes and, with respect to certain Funds as described in the Prospectuses to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its fund.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

A Fund may write options on foreign currencies for hedging purposes and, with respect to certain Funds as described in the Prospectuses to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Fund may write covered call and put options on foreign currencies. A Fund also may write call options on foreign currencies for cross-hedging purposes where the Fund does not hold the underlying currency (a “naked” option). A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option.

Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement that obligates a purchaser to take delivery and a seller to make delivery of a specified quantity of a security or commodity at a specified price at a future date. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative market price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction opposite to the purchase price of the underlying instrument.

If a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit a specified amount of cash or U.S. government securities (“initial margin”) with a futures broker, known as a futures commission merchant (“FCM”) or its custodian for the benefit of the FCM. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the FCM of the amount one would owe the other if the futures contract expired that day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying instruments, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Futures on Securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

If a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

As a hedging strategy a Fund might employ, a Fund may purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities in an orderly manner or because short-term yields are higher than long-term yields. Such purchase would enable a Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which a Fund intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Fund would be substantially offset by the ability of a Fund to repurchase at a lower price the interest rate futures contract previously sold. While a Fund could sell the long-term debt security and invest in a short-term security, ordinarily a Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different securities or, in the case of capitalization weighted indices that take into account both security prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the securities so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying securities in the index is made.

A Fund may engage in transactions in stock index futures contracts in an effort to protect it against a decline in the value of a Fund’s securities or an increase in the price of securities that a Fund intends to acquire or to gain exposure to an index (equitize cash). For example, a Fund may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Fund intends to sell. Similarly, to protect against a market advance when a Fund is not fully invested in the securities market, a Fund may purchase stock index futures that may partly or entirely offset increases in the cost of securities that a Fund intends to purchase.

Currency Futures. A Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign currency transactions except that futures are standardized, exchange-traded contracts. Currency futures involve substantial currency risk and leverage risk.

Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Options on Currency Futures. A Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of a another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency futures involve substantial currency risk and may also involve credit, leverage and liquidity risk.

A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract.

The Funds reserve the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use such investment techniques, provided that the Trust’s Board of Trustees determines that their use is consistent with a Fund’s investment goal.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contracts. While a Fund’s hedging transactions may protect a Fund against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged, causing the hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the fund securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the fund securities might decline. If a Fund had hedged its fund against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its fund securities. If a hedging transaction is not successful, a Fund might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

An incorrect correlation could result in a loss on both the hedged assets in a Fund and/or the hedging vehicle, so that the Fund’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a Manager.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached on a particular futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

Foreign currency futures are contracts for the purchase or sale for future delivery of foreign currencies which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (proxy) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s securities or adversely affect the prices of securities that the Fund has purchased or intends to purchase at a later date and, with respect to certain Funds as described in the Prospectus to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

Swap Agreements are privately negotiated OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying reference for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, credit of an issuer, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the Prime Rate. Total return swaps may be used to gain exposure to the return of a reference asset, such as an index. In a total return swap, a Fund typically would pay a set rate or a financing cost, which is normally based on a floating rate, in exchange for the return of a particular reference asset. Inflation swaps may be used to transfer inflation-related exposure. In an inflation swap, a Fund typically would pay a financing cost, which is normally based on a floating rate, and in exchange the Fund would receive a specified rate of inflation. In a volatility swap, a Fund receives or makes payments based on the measured variance (or square of volatility) of an underlying reference instrument over a specified period of time (typically above or below a level agreed to by the parties), for the purposes of taking positions and/or hedging risk.

In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Credit default swaps (“CDS”) involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (or group of securities or index). CDS give one party to a transaction (the buyer of the CDS) the right to dispose of an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

A Fund may enter into CDS, as a buyer or a seller. CDS are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Selling CDS (i.e., selling protection) increases credit exposure; purchasing CDS (i.e., buying protection) decreases credit exposure. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller generally pays the buyer the full notional value (par value) of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. CDS involve additional risks than if a Fund invests in the underlying directly.

For purposes of applying the Funds’ investment strategies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a CDS or total return swap, however, in applying certain of the Funds’ investment policies and restrictions the Fund will generally value these swaps at their notional value or their full exposure value (i.e., the sum of the notional amount for the contract plus the market value; market value for a swap is the current gain or loss of the contract). For purposes of applying certain of the Funds’ other investment policies and restrictions, the Funds may value the credit default or total return swap at market value. For example, a Fund may value a CDS at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the CDS agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the CDS.

To the extent that a Fund uses derivatives or engages in other transactions that involve leverage or potential leverage, such as swaps, the Fund must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin). The amount required for segregation for swaps will generally be the market value of the swap, however the amount required for segregation for certain swaps such as sell protection and CDS (when the portfolio is selling credit protection) will be valued at the notional amount or its full exposure value. Swap agreements may include, but are not limited to: (1) “currency exchange rate,” which involves the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies; (2) “interest rate,” which involve the exchange by a Fund with another party of their respective commitments to pay or receive interest; (3) “interest rate index,” which involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; (4) “credit default,” which involves an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred; (5) “total return,” which involves the exchange by a Fund with another party of their respective commitments and the total return side is based on the total return of an equity or debt instrument or loan, or index thereon, with a life longer than the swap; and (6) “volatility,” which involves the exchange by a Fund with another party of their respective rights to make or receive payments based on the volatility of an underlying reference instrument. As the seller of a swap, the Fund would be subject to investment exposure on the notional amount of the swap.

Risks of Swap Agreements. The use of interest rate, mortgage, credit, currency, volatility and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and/or currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Fund may bear the risk of such position until its maturity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be rated investment grade). Certain tax considerations may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. There is always the risk that these investments could reduce returns or increase a Fund’s volatility. See the “Taxation” section for more information.

Structured Investments and Hybrid Instruments

Structured investments, including hybrid instruments, are instruments whose principal amount, amount payable upon maturity or interest rate is tied (positively or negatively) to the value of an index, interest rate, commodity, currency or other economic factor, or assets including, equity or debt securities, currencies, commodities, and loans (each a “benchmark”). Structured investments may combine the characteristics of securities, futures, and options. The interest rate or (unlike most debt securities) the amount payable at maturity of a structured investment may be increased or decreased, depending on changes in the value of the benchmark, although a structured investment may also be structured so that the issuer is not required to pay interest if the benchmark rises or falls to a certain level. Structured investments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured investments include a wide variety of investments, including credit-linked securities, structured notes, indexed securities, commodity-linked notes and CBOs, CLOs and other CDOs. Structured investments include potentially high-risk derivatives.

The risks presented by structured investments may include market and regulatory risk, price volatility risk, credit risk, derivatives risk, liquidity risk and currency risk, in addition to the risks associated with the benchmark. The value of a structured investment or its interest rate may be a multiple of a benchmark and, as a result, the structured investment may be leveraged and change in value (up or down) in a greater amount and more rapidly than the benchmark. A benchmark may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured investment. Under certain conditions, the amount payable upon maturity of a structured investment could be zero. Thus, an investment in a structured investment may entail significant risks that are not associated with an investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a structured investment also exposes a Fund to the credit risk of the issuer of the structured investment. Structured investments may be subordinated or unsubordinated with respect to other classes of the issuer’s securities. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated investments. Structured investments may also be more difficult to accurately price than less complex securities. Structured investments generally are individually negotiated agreements and are typically sold in private placement transactions; thus, there may not be an active trading market for a structured investment held by a Fund and it may be difficult for the Fund to sell a structured investment.

A structured investment may be structured by depositing specified instruments (such as commercial bank loans) into an entity such as a corporation or trust that issues one or more classes of securities backed by, or representing interest in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the securities issued to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions. Amounts payable by such securities, and the value of such securities, will be dependent on the cash flow or value of the underlying instruments. Structured investments created by depositing securities in a corporation or trust typically involve no credit enhancement and their credit risk generally will be linked to that of the underlying instruments.

Certain issuers of structured instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. A Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator.

Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, it analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Master Limited Partnerships (“MLPs”)

MLPs are limited partnerships in which ownership units are publicly traded. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners, such as a Fund that invests in an MLP, are not involved in the day-to-day management of the MLP. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the MLP. There may be fewer investor protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among limited partners and the general partner of an MLP. Holders of units of an MLP are allocated income and capital gains in accordance with the terms of the partnership agreement. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to abrupt or erratic price movements.

Warrants and Rights

Warrants or rights may be acquired as part of a unit, attached to securities at the time of purchase; or acquired in connection with a corporate action without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant plus the cost thereof before the expiration date, a Fund could sustain losses on transactions in warrants that would require the Fund to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security.

Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise.

Voluntary Actions

From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements) where an issuer or counterparty offers securities or instruments to its holders or counterparties, such as a Fund, and the acquisition is determined by the Manager to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed within the Trust’s prospectuses or SAI, or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a

Voluntary Action, and a Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering but prior to the receipt of the securities or instruments, a Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Roll Transactions

A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or a TBA Transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulatory requirements, a Fund may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.”

Cybersecurity Risk

The use of technology is more prevalent in the financial industry, including the Funds’ management and operations. As a result, the Funds are more susceptible to risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access, or “cybersecurity.” Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, or unauthorized access to, confidential or restricted data relating to the Funds or shareholders, and the compromise or failure of systems, networks, devices and applications relating to Fund operations. A cybersecurity breach may result in financial losses to the Funds and shareholders; the inability of the Funds to timely process transactions or conduct trades; delays or mistakes in materials provided to shareholders; errors or delays in the calculation of Funds’ net asset values; violations of privacy and other laws (including those related to identity theft); regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. In addition, the foregoing risks may adversely impact the Adviser, Managers, the Distributor and other service providers to the Funds, as well as financial intermediaries and parties with which the Funds do business, which in turn could result in losses to the Funds and shareholders and disruptions to the conduct of business between the Funds, shareholders, the Funds’ service providers and/or financial intermediaries.

While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, particularly because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

A.  The following fundamental investment restrictions are for all Funds except Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and Pacific Funds High Income.

Each Fund’s investment goal (except for the investment goal of the PF Currency Strategies Fund, PF Global Absolute Return Fund, Pacific Funds Diversified Alternatives, PF Emerging Markets Debt Fund, PF International Small-Cap Fund, PF Equity Long/Short Fund, PF Mid-Cap Value Fund, PF Small-Cap Value Fund, Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value and Pacific Funds Small-Cap Growth), as set forth in the Prospectuses and the investment restrictions as set forth below are fundamental policies of each Fund and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of that Fund. However, PLFA may, in consultation with the relevant Manager, revise investment restrictions that are not fundamental policies of a Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. Under these restrictions, a Fund may not:

(i) except for the PF Real Estate Fund, invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or, with respect to the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives, securities of other investment companies. This restriction does not apply to the PF Real Estate Fund, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate;

(ii) with respect to 75% of its total assets (except in the case of the PF Currency Strategies Fund, PF Global Absolute Return Fund and PF Real Estate Fund) invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

(iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein and may hold for prompt sale and sell real estate or interests in real estate acquired through the forfeiture of collateral securing loans or debt securities held by it);

(iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except where the PF International Small Cap Fund, PF Equity Long/Short Fund, PF Currency Strategies Fund, PF Global Absolute Return Fund, PF Emerging Markets Debt Fund, Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value and Pacific Funds Small-Cap Growth has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectuses and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund’s assets); and (c) purchase securities on margin as described in the Prospectuses and in this SAI;

(v) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law;

(vi) act as an underwriter of securities of other issuers, except, when in connection with the disposition of fund securities, it may be deemed to be an underwriter under the federal securities laws.

Non-Fundamental Summaries of Current Legal Requirements and Interpretations Related to Certain Fundamental Investment Restrictions

This section summarizes current legal requirements and interpretations applicable to the Funds with respect to certain of the fundamental investment restrictions listed above. The current legal requirements and interpretations are subject to change at any time, and this section may be revised at any time to reflect changes in legal requirements or interpretations, or to further clarify existing requirements or interpretations. No part of this section constitutes a fundamental policy or a part of any of the above fundamental investment restrictions. The discussion in this section provides summary information only and is not a comprehensive discussion. It does not constitute legal advice. Investors who are interested in obtaining additional detail about these requirements and interpretations should consult their own counsel.

With respect to fundamental investment restriction (i): Government-issued mortgage-related securities, including CMOs, are considered government securities. For purposes of complying with this restriction, a Fund, in consultation with its Managers, utilizes its own industry classifications. In addition, for purposes of complying with fundamental investment restriction (i), the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives will consider the concentration of the Underlying Funds.

With respect to fundamental investment restriction (iv): A Fund may only borrow money or pledge, mortgage or hypothecate its assets up to a maximum limit of one-third of its total assets after the borrowing, plus (for applicable Funds) up to 5% of total assets for temporary purposes.

With respect to fundamental investment restriction (v): Investments in loan participations and assignments are considered to be debt obligations and are therefore, permissible investments for the Funds.

With respect to fundamental investment restriction (vi): Currently, under the 1940 Act and other federal securities laws, a fund is considered an “underwriter” if the fund participates in the public distribution of securities of other issuers, which involves purchasing the securities from an issuer with the intention of reselling the securities to the public. A fund that purchases securities in a private transaction for investment purposes and later sells those securities to institutional investors in a restricted sale could, under one view, technically be considered to be an underwriter of those securities. Under current legal requirements, fundamental investment restriction (vi) permits a Fund to sell securities in this circumstance.

B. The following fundamental investment restrictions are for Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and Pacific Funds High Income only.

The investment restrictions as set forth below are fundamental policies of each Fund and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of that Fund. However, the Adviser may revise investment restrictions that are not fundamental policies of a Fund. The vote of a majority of the outstanding voting securities of the Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. Under these restrictions, a Fund may not:

(i) invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(ii) with respect to 75% of its total assets (except in the case of Pacific Funds Floating Rate Income) invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) a Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and securities of other investment companies;

(iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein and may hold for prompt sale and sell real estate or interests in real estate acquired through the forfeiture of collateral securing loans or debt securities held by it);

(iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectuses and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund’s assets); and (c) purchase securities on margin as described in the Prospectuses and in this SAI;

(v) except for Pacific Funds Core Income, make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may be permitted from time to time by regulatory authority. Without limiting the foregoing, Pacific Funds Short Duration Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and Pacific Funds High Income may: (a) acquire publicly distributed or privately placed debt securities or other debt instruments (including participations and assignments of loans) in which it is authorized to invest in accordance with its investment objectives and policies; (b) engage in direct loan activity as originator or as part of a loan syndicate; (c) enter into repurchase agreements; and (d) lend its portfolio securities to the extent permitted under applicable law;

(vi) with respect to Pacific Funds Core Income, lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law;

(vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of fund securities, it may be deemed to be an underwriter under the federal securities laws.

Non-Fundamental Summaries of Current Legal Requirements and Interpretations Related to Certain Fundamental Investment Restrictions

This section summarizes current legal requirements and interpretations applicable to the Funds with respect to certain of the fundamental investment restrictions listed above. The current legal requirements and interpretations are subject to change at any time, and this section may be revised at any time to reflect changes in legal requirements or interpretations, or to further clarify existing requirements or interpretations. No part of this section constitutes a fundamental policy or a part of any of the above fundamental investment restrictions. The discussion in this section provides summary information only and is not a comprehensive discussion. It does not constitute legal advice. Investors who are interested in obtaining additional detail about these requirements and interpretations should consult their own counsel.

With respect to fundamental investment restriction (i): Government-issued mortgage-related securities, including CMOs, are considered government securities. For purposes of complying with this restriction, each Fund, in consultation with its Manager, utilizes its own industry classifications.

With respect to fundamental investment restriction (iv): A Fund may only borrow money or pledge, mortgage or hypothecate its assets up to a maximum limit of one-third of its total assets after the borrowing, plus up to 5% of total assets for temporary purposes.

With respect to fundamental investment restrictions (v) and (vi): Investments in loan participations and assignments are considered to be debt obligations and are therefore, permissible investments for a Fund.

With respect to fundamental investment restriction (vii): Currently, under the 1940 Act and other federal securities laws, a fund is considered an “underwriter” if the fund participates in the public distribution of securities of other issuers, which involves purchasing the securities from an issuer with the intention of reselling the securities to the public. A fund that purchases securities in a private transaction for investment purposes and later sells those securities to institutional investors in a restricted sale could, under one view, technically be considered to be an underwriter of those securities. Under current legal requirements, fundamental investment restriction (vii) permits a Fund to sell securities in this circumstance.

Non-Fundamental Investment Restrictions

The following non-fundamental investment restrictions apply to all Funds, unless otherwise stated:

1. A Fund may not purchase illiquid securities or repurchase agreements maturing in more than seven days if as a result of such purchase, more than 15% of the Fund’s net assets would be invested in such securities.

2. A Fund may not purchase or sell commodities or commodities contracts, except subject to restrictions described in the Prospectuses and in this SAI that: (a) each Fund may engage in futures contracts and options on futures contracts; and (b) each Fund may enter into forward contracts including forward foreign currency contracts.

3. If a Fund has a policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, it will provide at least 60 days prior written notice of any change to such policy.

4. A Fund which serves as an Underlying Fund for a fund-of-funds (such as the Portfolio Optimization Funds or Pacific Funds Diversified Alternatives) may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Unless otherwise specifically stated in a Fund’s Prospectus or above, each Fund’s investment restriction will apply only at the time of investment (and subsequent fluctuations in the value of Fund securities or the sale of Fund securities will not result in a violation of the restriction). For purposes of restriction 2 above, an option on a foreign currency shall not be considered a commodity or commodity contract.

ORGANIZATION AND MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory (formerly business) trust organized on May 21, 2001, and consists of forty Funds. The assets of each Fund are segregated, and your interest is limited to the Fund in which you invest. The full legal name of the Trust is “Pacific Funds Series Trust,” although it may be referred to as “Pacific Funds” or the “Trust.”

Management Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Declaration of Trust. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Certain Trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons,” because of their positions with PLFA and/or Pacific Life. The Trustees and officers of the Trust and their principal occupations during the past five years as well as certain additional occupational information are shown below. The address of each Trustee and officer is c/o Pacific Funds, 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees hold directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed below.

I. Interested Persons

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07 (Chief Executive Officer 1/07 to 12/09)

Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12; 1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12; 1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International (a public utility holding company); and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Select Fund.

97

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10 (President 1/07 to 12/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Select Fund.	97
Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President 6/06 to 12/14)	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Select Fund.	97
Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) and Assistant Secretary (9/15 to present) of Pacific Select Fund.	97
Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 12/31/16 (Vice President and Treasurer 6/01 to 9/15)	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, LLC; and Vice President and Treasurer (4/96 to 9/15; 12/16 to present) of Pacific Select Fund.	97
Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	97
Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11

Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (5/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.

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Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) and Assistant Vice President (4/05 to 12/11) of Pacific Select Fund.	97
Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) and Assistant Vice President (11/06 to 12/14) of Pacific Select Fund.	97
Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12), and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	97
Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Assistant Vice President (12/13 to present) of Pacific Select Fund.	97

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Trevor T. Smith Year of birth 1975	Vice President and Assistant Treasurer since 3/23/16	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; and Assistant Vice President and Assistant Treasurer (3/16 to present) of Pacific Select Fund.	97

II. Independent Trustees

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05

Trustee (1/05 to present) of Pacific Select Fund; Former Director (2005 to 2016) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Member of Board of Trustees (2010 to 2016) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) of Eastern Michigan University.

			97
Gale K. Caruso Year of birth 1957	Trustee since 1/01/06

Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2/15 to present) of Matthews Asia Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer (1994 to 1999) of Scudder Canada Investor Services, Ltd. and Managing Director (1986 to 1999) of Scudder Kemper Investments; Former Member of the Advisory Council to the Trust (2006 to 2009) for Public Land in Maine; and Former Member of the Board of Directors (2005 to 2012) of Make-A-Wish of Maine.

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Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Select Fund; Consultant to the Trust and Pacific Select Fund (2015 to 2016); Independent Trustee (2010 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (2010 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation; Former Partner (1986 to 1999) of McGladrey & Pullen LLP; and Former Partner (1999 to 2010) of PricewaterhouseCoopers LLP.	97
Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County; Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	97
Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	97

1 A Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

2 As of August 1, 2017, the “Fund Complex” consists of Pacific Select Fund (57 funds) and the Trust (40 Funds).

Board of Trustees

Additional Information Concerning the Board of Trustees

The Role of the Board. The Board of Trustees (“Board”) oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Trust’s Adviser, the Managers, the distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Funds. The Board has appointed a Fund Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings which are typically held quarterly, in person, and involve the Board’s review of recent the Trust’s operations. From time to time one or more Independent Trustees may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees, an Audit Committee, a Policy Committee, a Governance Committee and a Trustee Valuation Committee, which are discussed in greater detail under “Committees” below. More than 75% of the members of the Board are Independent Trustees and each of the Audit, Policy and Governance Committee is comprised entirely of Independent Trustees. The Chairman of the Board is the Chairman and Chief Executive Officer (“CEO”) of Pacific Life and President and CEO of the Adviser. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. The Independent Trustees, including the Lead Independent Trustee, help identify matters for consideration by the Board and the Lead Independent Trustee regularly participates in the agenda setting process for Board meetings. The Lead Independent Trustee serves as Chairman of the Trust’s Policy Committee, which provides a forum for the Independent Trustees to meet in separate session to deliberate on matters relevant to the Trust. The Independent Trustees have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its structure annually. In developing its structure, the Board has considered that the Chairman of the Board, as the Chairman and CEO of Pacific Life and President and CEO of the Adviser, can provide valuable input as to, among other things, the operation of the Adviser and Pacific Life, their financial condition and business plans relating to the Trust. The Board has also determined that the structure of the Lead Independent Trustee and the function and composition of the Policy, Audit, Governance and Trustee Valuation Committees are appropriate means to provide effective oversight on behalf of the Trust’s shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. The full Board receives reports from the Adviser and Managers as to investment risks as well as other risks that may also be discussed in Policy or Audit Committee. In addition, the Board receives reports from the Adviser’s Risk Oversight Committee regarding its assessments of potential material risks associated with the Trust and the manner in which those risks are addressed. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Board and its committees periodically receive reports from Pacific Life and its Chief Risk Officer as to Pacific Life’s enterprise risk management. The Board and its committees also receive periodic reports as to how the Adviser conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Managers or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets regularly with the Treasurer, and the Fund’s independent registered public accounting firm and, when appropriate, with other Pacific Life personnel to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills. The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as a Trustee of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees (other than Mr. Keller, who became a Trustee in 2016) has served on the Board for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. The Trust’s Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and its committees is reviewed. In conducting its annual self-assessment, the Governance Committee has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust. As the Trustees also serve as trustees of the Pacific Select Fund (all shareholders of which are insurance or annuity clients of Pacific Life), certain of the Trustee Attributes may be particularly relevant to their service on the Board of the Pacific Select Fund while other attributes may be equally applicable to their service on both trusts.

In addition to the information provided in the charts above, including in particular the many years of mutual fund experience on the Board of the Trust and Pacific Select Fund, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Morris is Chairman and CEO of Pacific Life and President and CEO of the Adviser, meaning he is an “Interested Person” of the Trust. In these positions, Mr. Morris has intimate knowledge of Pacific Life and the Adviser, their products, operations, personnel, and financial resources. His position of influence and responsibility at Pacific Life, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Trust.

Mr. Blackmon has insurance company and financial accounting experience as a former Chief Financial Officer of Zurich Life and Alexander Hamilton Life Insurance Company as well as board experience as a former director of Trustmark Mutual Holding Company (an insurance company).

Ms. Caruso has executive experience from her former positions as President and Chief Executive Officer of Zurich Life, Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments. Ms. Caruso also has prior insurance company board experience, having previously served as a director of LandAmerica Financial Group, Inc. (an insurance company) and on the board of directors of the Illinois Life Insurance Council as well as prior insurance fund and mutual fund board experience. Ms. Caruso also serves as a trustee of the Matthews Asia Funds (a series of mutual funds).

Ms. Moore has significant legal experience as a former Partner with the law firm of Gibson, Dunn & Crutcher.

Mr. Veerjee has insurance company executive experience as former President of Transamerica Insurance and Investment Group. He also has executive mutual fund and asset management experience as former President of Transamerica Asset Management and as former Chairman and Chief Executive Officer of Transamerica Premier Funds.

Mr. Keller has financial accounting experience as a Certified Public Accountant and was a former Audit Partner at PricewaterhouseCoopers LLP with over 30 years of experience in the mutual fund industry. Mr. Keller also serves as a trustee of the FAM Funds (a series of mutual funds).

Committees. The standing committees of the Board are the Audit Committee, the Policy Committee, the Governance Committee and the Trustee Valuation Committee.

The members of the Audit Committee include each Independent Trustee of the Trust. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, reviewing and recommending to the Board the selection of the Trust’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Trust, reviewing with the independent registered public accounting firm the accounting and financial controls of the Trust, reviewing with the independent registered public accounting firm the results of the annual audits of the Trust’s financial statements, interacting with the Trust’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Trust’s compliance with legal and regulatory requirements, and receiving reports from the Chief Compliance Officer. Mr. Keller serves as Chairman of the Audit Committee. The Audit Committee met four times during the fiscal year ended March 31, 2017.

The members of the Policy Committee include each Independent Trustee of the Trust. The Policy Committee operates pursuant to a separate charter and its primary responsibility is to provide a forum for the Independent Trustees to meet and deliberate on certain matters to be presented to the Board for its review and/or consideration for approval at Board meetings. Mr. Veerjee serves as Chairman of the Policy Committee. The Policy Committee met six times during the fiscal year ended March 31, 2017.

The members of the Governance Committee include each Independent Trustee of the Trust. The Governance Committee operates pursuant to a separate charter and is responsible for, among other things, the Trustees’ “self-assessment,” making recommendations to the Board concerning the size and composition of the Board, determining compensation of the Independent Trustees, establishing an Independent Trustee retirement policy and the screening and nomination of new candidates to serve as Trustees. With respect to new Trustee candidates, the Governance Committee may seek referrals from a variety of sources and may engage a search firm to assist it in identifying or evaluating potential candidates. The Governance Committee will consider any candidate for Trustee recommended by a current shareholder if such recommendation contains sufficient background information concerning the candidate to enable the Governance Committee to make a proper judgment as to the candidate’s qualifications. The recommendation must be submitted in writing and addressed to the Governance Committee Chairperson at the Trust’s offices: Pacific Funds’ Governance Committee, c/o Pacific Life Fund Advisors LLC, 700 Newport Center Drive, Newport Beach, CA 92660, Attention: Governance Committee Chairperson. Ms. Moore serves as Chairperson of the Governance Committee. The Governance Committee met one time during the year ended March 31, 2017.

The members of the Trustee Valuation Committee consist of any two or more Trustees, at least one of whom is an Independent Trustee of the Trust. The two or more Trustees who serve as the members may vary from meeting to meeting. The Trustee Valuation Committee’s primary responsibility is to oversee the implementation of the Trust’s valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable and reviewing fair value determinations made by the Adviser or a Manager on behalf of the Board as specified in the Fund’s valuation procedures adopted by the Board. The Trustee Valuation Committee met one time during the fiscal year ended March 31, 2017.

Deferred Compensation Agreement. Pursuant to the Deferred Compensation Agreement, an Independent Trustee has the option to elect to defer receipt of up to 100% of his or her annual compensation payable by the Trust or any other entity considered a “single employer” under the Code, and such amount is placed into a deferral account. Amounts in the deferral account are obligations of the Trust that are payable in accordance with the Deferred Compensation Agreement. A Trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of Class A and/or P shares of the corresponding series of the Trust without a sales load. Accordingly, the market value appreciation or depreciation of a Trustee’s deferral account will cause the expenses of the Trust to increase or decrease due to market fluctuations. Distributions from the Trustees’ deferral accounts will be paid in a cash lump sum in January or, if a participant so elects, in up to 10 annual installments commencing in January on the earlier of either: (i) a specified date within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (ii) the year immediately following the year during which the Trustee ceases to be a Trustee of the Trust. If a Trustee dies before his or her account is paid, the account will be paid in a lump sum within a reasonable time following notice of the Trustee’s death. Effective January 1, 2005, the old Deferred Compensation Agreement was frozen to permit no further deferrals. A new Deferred Compensation Agreement was adopted to comply with Section 409A of the Code. The new Deferred Compensation Agreement is substantially similar to the old Deferred Compensation Agreement, but provides that a Trustee may receive deferred amounts in the event of a disability or unforeseeable emergency. In addition, the new Deferred Compensation Agreement provides that a Trustee may only elect to further defer amounts in a deferral account (whether or not established under the old or new Deferred Compensation Agreement) if: (i) such election is made more than twelve months prior to the date such account would otherwise be paid, and (ii) the revised date of payment selected is no earlier than five years after the date such account would otherwise have been paid.

Management Ownership. As of July 3, 2017, for all Funds to the best of the Trust’s knowledge, the Trustees and officers as a group beneficially owned less than 1% of the outstanding shares of any Fund share class.

Beneficial Ownership of Trustees. The table below shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2016 (unless otherwise noted) (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the Trustee within the Family of Investment Companies.

Name of Trustee	Dollar Range of Equity Securities in the Funds of the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies[2]

James T. Morris[3]	Pacific Funds Floating Rate Income: Over $100,000	Over $100,000
Frederick L. Blackmon	Pacific Funds Portfolio Optimization Aggressive-Growth: Over $100,000	Over $100,000
Gale K. Caruso	None	Over $100,000
Lucie H. Moore	None	None
Nooruddin (Rudy) S. Veerjee

Pacific Funds Portfolio Optimization Moderate-Conservative: $10,001 to $50,000

Pacific Funds Portfolio Optimization Moderate: $10,001 to $50,000

Pacific Funds Portfolio Optimization Growth: $10,001 to $50,000

Pacific Funds Portfolio Optimization Aggressive-Growth: $10,001 to $50,000

Pacific Funds Diversified Alternatives: $10,001 to $50,000

Pacific Funds Floating Rate Income: $10,001 to $50,000

Pacific Funds High Income: $10,001 to $50,000

Over $100,000
Paul A. Keller

Pacific Funds Portfolio Optimization Growth: $50,001 to $100,000

Pacific Funds Portfolio Optimization Aggressive-Growth: $1 to $10,000

Pacific Funds Diversified Alternatives: $10,001 to $50,000

Pacific Funds Floating Rate Income: $10,001 to $50,000

Pacific Funds Strategic Income: $10,001 to $50,000

Pacific Funds Small-Cap: $10,001 to $50,000

Over $100,000

1  A Trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of Class A and P shares of the corresponding series of the Trust without a sales load. The following shows the dollar range of each Independent Trustee’s deferred compensation allocations for the Trust as of December 31, 2016 which tracks the performance of the Funds of the Trust as described in the “Deferred Compensation Agreement” section: Lucie H. Moore – $50,001 to $100,000.

2 The family of investment companies includes Pacific Select Fund and the Trust (together, the “Fund Complex”). The following shows the dollar range of each Independent Trustee’s deferred compensation allocations for the Fund Complex as of December 31, 2016: Gale K. Caruso – $50,001 to $100,000; Lucie H. Moore – over $100,000; and Nooruddin (Rudy) S. Veerjee – over $100,000. As of August 1, 2017, the “Fund Complex” consists of 97 funds.

3 James T. Morris is an Interested Person of the Trust because of his positions with PLFA and Pacific Life.

Compensation. No compensation is paid by the Trust to the Trusts’ Officers or the Interested Trustee. The following table shows the compensation paid to the Trust’s Independent Trustees for the most recently completed fiscal year ended March 31, 2017:

Name	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation from Fund Complex Paid to Trustees[2]
Frederick L. Blackmon	$77,000	N/A	$288,750
Gale K. Caruso	$78,500	N/A	$293,750
Paul A. Keller[3]	$79,750	N/A	$244,750
Lucie H. Moore	$81,500	N/A	$304,250
Nooruddin (Rudy) S. Veerjee	$88,500	N/A	$261,250
	$405,250	N/A	$1,392,750

1  No Independent Trustee deferred compensation during the fiscal year ended March 31, 2017. The following shows the total amount of deferred compensation payable to or accrued for the Independent Trustees: Lucie H. Moore – $69,725.

2 Compensation paid by Pacific Select Fund is for the fiscal year ended December 31, 2016 and for the Trust is for the fiscal year ended March 31, 2017. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods. The “Fund Complex” currently consists of 97 funds.

3 Mr. Keller began serving as an Independent Trustee of the Trust on June 20, 2016. Prior to that date, the Trust and Pacific Select Fund retained the services of Mr. Keller as a consultant effective November 1, 2015. Mr. Keller was paid a meeting fee for each Pacific Select Fund and Trust meeting attended, respectively: Board meetings: $7,000/$3,000; and Audit, Policy and Governance Committee meetings: $3,500/$1,500. In addition, effective January 1, 2016 through June 20, 2016, Mr. Keller received a quarterly retainer payment of $36,250 and $12,500 for services to Pacific Select Fund and the Trust, respectively. The table above only includes Mr. Keller’s compensation received for his services as a Trustee.

Investment Adviser

Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as Investment Adviser to the Trust pursuant to a transfer agreement dated May 1, 2007, which transferred the Investment Advisory Agreement dated June 13, 2001, as amended, (“Advisory Agreement”) between Pacific Life Insurance Company (“Pacific Life”) and the Trust, from Pacific Life to PLFA, a Delaware limited liability company and a wholly-owned subsidiary of Pacific Life. PLFA is located at 700 Newport Center Drive, Newport Beach, California 92660. PLFA manages the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives. PLFA also does business under the name Pacific Asset Management and manages Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and Pacific Funds High Income under that name. See the “Information About the Managers” section in this document for more information.

Pacific Life is a Nebraska domiciled life insurance company that provides life insurance products, individual annuities and mutual funds and offers to individuals, businesses, and pension plans a variety of investment products and services.

Pacific Life was established on January 2, 1868 under the name “Pacific Mutual Life Insurance Company of California.” It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 2, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

PLFA is responsible for supervising the investment program for the Trust. PLFA also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund. Under the terms of the Advisory Agreement, PLFA is obligated to manage the Trust in accordance with applicable laws and regulations. The Advisory Agreement will continue in effect until December 31, 2017, and from year to year thereafter, provided such continuance is approved annually by (i) the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Trust and (ii) a majority of the Independent Trustees who are not parties to such Advisory Agreement. The Advisory Agreement and the initial sub-advisory agreements were originally approved by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Agreement, at its meeting held on June 13, 2001, and by the sole shareholder of the Trust on June 22, 2001 and have been amended from time to time. The Advisory Agreement and each sub-advisory agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days’ written notice by any party to the Advisory Agreement or sub-advisory agreement, respectively, and each agreement will terminate automatically if assigned.

Investment Advisory Fee Schedules

The Trust pays the Adviser, for its services under the Advisory Agreement, a fee on an annual percentage of the average daily net assets of each Fund, which is computed and accrued daily and paid monthly, according to the following schedules:

Fund	Annual Investment Advisory Fee (as a percentage of average daily net assets)
Pacific Funds Portfolio Optimization Conservative[1]	0.20%
Pacific Funds Portfolio Optimization Moderate-Conservative[1]
Pacific Funds Portfolio Optimization Moderate[1]
Pacific Funds Portfolio Optimization Growth[1]
Pacific Funds Portfolio Optimization Aggressive-Growth[1]
Pacific Funds Diversified Alternatives[1]
Pacific Funds Core Income[2]	0.50%
Pacific Funds Floating Rate Income[2]	0.65%
Pacific Funds Limited Duration High Income[2,3]
Pacific Funds Large-Cap[4] Pacific Funds Large-Cap Value PF International Value Fund
PF Large-Cap Value Fund
PF Mid-Cap Equity Fund
PF Currency Strategies Fund
Pacific Funds High Income[2]	0.60%
Pacific Funds Strategic Income[2]
PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)
Pacific Funds Short Duration Income[2]	0.40%
PF Short Duration Bond Fund
PF Inflation Managed Fund
PF Managed Bond Fund
PF Emerging Markets Debt Fund	0.785%
PF Small-Cap Value Fund	0.75%
PF Large-Cap Growth Fund[5]
PF Comstock Fund[6]
PF Growth Fund	0.55%
Pacific Funds Small/Mid-Cap Pacific Funds Small-Cap Pacific Funds Small-Cap Value Pacific Funds Small-Cap Growth PF International Large-Cap Fund	0.85%
PF International Small-Cap Fund
PF Mid-Cap Value Fund	0.70%
PF Mid-Cap Growth Fund[7]
PF Real Estate Fund	0.90%
PF Main Street Core Fund	0.45%
PF Emerging Markets Fund	0.80%
PF Global Absolute Return Fund
PF Equity Long/Short Fund[8]	1.15%

1 PLFA has agreed to waive 1) 0.025% on net assets above $2 billion through $3 billion; 2) 0.050% on net assets above $3 billion through $5 billion; 3) 0.075% on net assets above $5 billion through $7.5 billion; and 4) 0.100% on net assets above $7.5 billion through July 31, 2018. There is no guarantee that PLFA will continue such waiver after that date.

2 PLFA has agreed to waive 1) 0.025% on net assets above $1 billion through $2 billion; 2) 0.050% on net assets above $2 billion through $3 billion; and 3) 0.075% on net assets above $3 billion through July 31, 2018. There is no guarantee that PLFA will continue such waiver after that date.

3 PLFA has agreed to waive 0.02% of its investment advisory fee through July 31, 2018. There is no guarantee that PLFA will continue such waiver after that date.

4 PLFA has agreed to waive 0.10% of its investment advisory fee through July 31, 2018. There is no guarantee that PLFA will continue such waiver after that date.

5 PLFA has agreed to waive 0.045% of its investment advisory fee through July 31, 2018. There is no guarantee that PLFA will continue such waiver after that date.

6 PLFA has agreed to waive 0.015% of its investment advisory fee through July 31, 2018. There is no guarantee that PLFA will continue such waiver after that date.

7 PLFA has agreed to waive 0.025% of its investment advisory fee through July 31, 2018. There is no guarantee that PLFA will continue such waiver after that date.

8 PLFA has agreed to waive 0.15% of its investment advisory fee through July 31, 2018. There is no guarantee that PLFA will continue such waiver after that date.

Investment Advisory Fees Paid or Owed

The chart below reflects the net investment advisory fees paid or owed (i.e., after any advisory fee waivers) to PLFA from the Funds listed below, including the net investment advisory fees paid or owed to any sub-adviser by PLFA, for the three most recent fiscal years ended:

Fund	3/31/17		3/31/16		3/31/15
Pacific Funds Portfolio Optimization Conservative	$722,985		$789,207		$867,261
Pacific Funds Portfolio Optimization Moderate-Conservative	$1,039,223		$1,118,725		$1,155,130
Pacific Funds Portfolio Optimization Moderate	$2,940,813		$3,160,700		$3,269,061
Pacific Funds Portfolio Optimization Growth	$2,109,998		$2,214,005		$2,241,394
Pacific Funds Portfolio Optimization Aggressive-Growth	$635,537		$653,184		$651,733
Pacific Funds Short Duration Income	$1,077,425		$702,994		$492,574
Pacific Funds Core Income	$3,511,741		$3,187,904		$2,514,677
Pacific Funds Strategic Income	$1,525,334		$1,283,400		$772,935
Pacific Funds Floating Rate Income	$5,158,316	[1]	$4,724,702		$6,245,493
Pacific Funds Limited Duration High Income	$208,383	[2]	$227,167	[2]	$240,513	[2]
Pacific Funds High Income	$395,493		$787,387		$200,436
Pacific Funds Diversified Alternatives	$14,516		$11,391		$7,390
Pacific Funds Large-Cap[3]	$42,710	[4]	$3,497	[4,5]	N/A
Pacific Funds Large-Cap Value[3]	$150,349		$2,047	[5]	N/A
Pacific Funds Small/Mid-Cap[3]	$438,088		$5,794	[5]	N/A
Pacific Funds Small-Cap[3]	$54,144		$1,352	[5]	N/A
Pacific Funds Small-Cap Value[3]	$237,185		$1,710	[5]	N/A
Pacific Funds Small-Cap Growth[3]	$236,358		$1,957	[5]	N/A
PF Small-Cap Value Fund	$1,032,147		$1,394,729		$1,066,782
PF Equity Long/Short Fund[6]	$1,004,797	[7]	$1,491,648	[7]	N/A
PF Emerging Markets Debt Fund	$502,731		$914,905		$1,202,409
PF Large-Cap Growth Fund	$860,095	[8]	$1,154,513	[8]	$1,305,171	[8]
PF Mid-Cap Value Fund[9]	$1,260,744		$1,185,262		N/A
PF Large-Cap Value Fund	$2,568,776		$2,053,060		$2,340,099
PF Global Absolute Return Fund	$747,837		$1,092,599		$1,493,278
PF Comstock Fund	$1,402,677	[10]	$1,732,348	[10]	$2,081,867	[10]
PF Mid-Cap Growth Fund	$155,046	[11]	$440,422	[11]	$564,705	[11]
PF International Value Fund	$1,129,824		$946,427		$1,074,559
PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)	$90,742		$369,158		$432,583
PF Currency Strategies Fund	$661,337		$916,384		$1,123,413
PF Growth Fund	$650,909		$704,492		$699,661
PF International Large-Cap Fund	$2,218,669		$2,301,879		$2,097,638
PF Real Estate Fund	$598,168		$548,324		$571,341
PF Main Street Core Fund	$1,291,602		$1,021,817		$1,171,843
PF Emerging Markets Fund	$1,370,569		$1,106,278		$1,254,372
PF Inflation Managed Fund	$79,465	[12]	$283,086	[12]	$621,675	[12]
PF Managed Bond Fund	$3,064,376		$1,885,029		$2,522,176
PF International Small-Cap Fund[13]	$501,041	[14]	$1,034,701	[14]	$217,210	[14]
PF Mid-Cap Equity Fund	$605,783		$1,202,224		$1,261,085
PF Short Duration Bond Fund	$392,602		$427,091		$935,634

1 The amount shown is net of an advisory fee waiver of $2,776 by PLFA in fiscal year 2017.

2 The amounts shown are net of an advisory fee waiver of $6,615, $7,212 and $7,635 by PLFA in fiscal years 2017, 2016 and 2015, respectively.

3  The completion of the reorganization of the Predecessor Funds with and into Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value, and Pacific Funds Small-Cap Growth occurred on January 11, 2016. As such, there are no investment advisory fees paid or owed prior to that date.

4 The amounts shown are net of an advisory fee waiver of $7,765 by PLFA in fiscal year 2017 and $635 by PLFA for the period from January 11, 2016 (date of reorganization) through March 31, 2016.

5  The amount shown reflects investment advisory fees paid or owed on or after January 11, 2016.

6  The PF Equity Long/Short Fund commenced operations on April 27, 2015. As such, there are no investment advisory fees paid or owed prior to that date.

7 The amounts shown are net of an advisory fee waiver of $150,720 and $223,747 by PLFA in fiscal years 2017 and 2016, respectively.

8  The amounts shown are net of an advisory fee waiver of $54,900, $73,692 and $83,309 by PLFA in fiscal years 2017, 2016 and 2015, respectively.

9 The PF Mid-Cap Value Fund commenced operations on July 29, 2015. As such, there are no investment advisory fees paid or owed prior to that date.

10 The amounts shown are net of an advisory fee waiver of $28,626, $35,354 and $42,487 by PLFA in fiscal years 2017, 2016 and 2015, respectively.

11  The amounts shown are net of an advisory fee waiver of $9,288, $33,879 and $43,439 by PLFA in fiscal years 2017, 2016 and 2015, respectively.

12  The amounts shown are net of an advisory fee waiver of $3,096, $14,899 and $5,288 by PLFA in fiscal years 2017, 2016 and 2015, respectively.

13 The PF International Small-Cap Fund commenced operations on January 14, 2015. As such, there are no investment advisory fees paid or owed prior to that date.

14 The amounts shown are net of an advisory fee waiver of $6,371, $24,932 and $5,234 by PLFA in fiscal years 2017, 2016 and 2015, respectively.

The Trust, Pacific Life and PLFA have entered into an agreement, effective May 1, 2007, as amended and restated December 12, 2012, for support services (the “Support Services Agreement”) pursuant to which the Trust (including the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives) will also compensate PLFA at approximate cost for support services. Under the terms of the Support Services Agreement, it is not intended that PLFA will profit from these services. See the “Other Information — Administrative Services” section for more information on support services.

During the term of the Advisory Agreement, except as noted above, PLFA will pay all expenses incurred in connection with activities covered under the Advisory Agreement, except expenses that are assumed by the Trust, otherwise provided for in another agreement, or assumed by a sub-adviser under a sub-advisory agreement. The Trust is responsible for all of the other expenses of its operations, including, without limitation, the management fee payable to PLFA; brokerage commissions; interest; legal fees and expenses of attorneys; the administrative services fee payable to Pacific Life; expenses of maintaining the Funds’ legal existence; fees of auditors, dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund’s net asset value; taxes, if any, and the preparation of the Funds’ tax returns; cost of any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Funds under federal and state laws and regulations; expenses of overseeing and administering the Funds’ regulatory compliance program; expenses of disposition or offering any of the portfolio securities held by a Fund; expenses of preparing reports, notices and proxy statements and printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of trustees, officers and employees of the Trust who are not officers, employees, trustees or directors of PLFA, Pacific Life or any sub-adviser, or their affiliates (provided, however, that the Funds may compensate PLFA and/or Pacific Life at approximate cost for legal, compliance, accounting, tax and chief compliance officer services by personnel of PLFA and/or Pacific Life, including individuals who may be officers or Trustees of the Funds, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds — see the “Other Information — Administrative Services” section below); trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses.

For all Funds (except the PF Equity Long/Short Fund): To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to: administration fees and expenses; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees, if any; interest (including commitment fees); taxes (including foreign taxes on dividends, interest and/or gains); brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; and extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each Fund’s business.

The following are the expense caps for each of the Funds for all applicable share classes (unless otherwise noted):

Fund	Share Class	Expense Caps
Portfolio Optimization Funds	A, B, C, R and	0.15% through July 31, 2018 and
	Advisor	0.30% from August 1, 2018 through July 31, 2023

Pacific Funds Short Duration Income	A, C, I, T and Advisor	0.10% through July 31, 2018

Pacific Funds Core Income	A and C	0.10% through July 31, 2018
	I and Advisor	0.05% through July 31, 2018
Pacific Funds Strategic Income	A and Advisor	0.10% through July 31, 2018
	C and I	0.05% through July 31, 2018
Pacific Funds Floating Rate Income	A and Advisor	0.10% through July 31, 2018
	C and I	0.05% through July 31, 2018
Pacific Funds Limited Duration High Income	A, I and Advisor	0.07% through July 31, 2018
	C	0.02% through July 31, 2018
Pacific Funds High Income	A, I and Advisor	0.10% through July 31, 2018
	C	0.05% through July 31, 2018
Pacific Funds Diversified Alternatives	A, C and Advisor	0.40% through July 31, 2018

Fund	Share Class	Expense Caps
Pacific Funds Large-Cap	A, C, P and Advisor	0.20% through January 10, 2019
Pacific Funds Large-Cap Value
Pacific Funds Small/Mid-Cap
Pacific Funds Small-Cap
Pacific Funds Small-Cap Value
Pacific Funds Small-Cap Growth
Pacific Funds Large-Cap	Investor	0.20% through January 10, 2019
Pacific Funds Large-Cap Value
Pacific Funds Small/Mid-Cap	Investor	0.25% through January 10, 2019
Pacific Funds Small-Cap
Pacific Funds Small-Cap Value
Pacific Funds Small-Cap Growth	Investor	0.15% through January 10, 2019
Pacific Funds Large-Cap	S	0.10% through January 10, 2019
Pacific Funds Large-Cap Value
Pacific Funds Small/Mid-Cap	S	0.15% through January 10, 2019
Pacific Funds Small-Cap
Pacific Funds Small-Cap Value
Pacific Funds Small-Cap Growth	S	0.05% through January 10, 2019

Pacific Funds Core Income	P	0.05% through July 31, 2018

Pacific Funds Floating Rate Income

Pacific Funds High Income	P	0.10% through July 31, 2018

PF Inflation Managed Fund	P	0.15% through July 31, 2018 and
PF Managed Bond Fund		0.30% from August 1, 2018 through July 31, 2022
PF Short Duration Bond Fund
PF Emerging Markets Debt Fund
PF Comstock Fund
PF Growth Fund
PF Large-Cap Growth Fund
PF Large-Cap Value Fund
PF Main Street Core Fund
PF Mid-Cap Equity Fund
PF Mid-Cap Growth Fund
PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)
PF Small-Cap Value Fund
PF Emerging Markets Fund
PF International Large-Cap Fund
PF International Value Fund
PF Real Estate Fund
PF Mid-Cap Value Fund	P	0.25% through July 31, 2018
PF International Small-Cap Fund
PF Currency Strategies Fund
PF Global Absolute Return Fund

There is no guarantee that PLFA will continue to cap expenses upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA are subject to recoupment by PLFA from such Fund for a period as permitted under regulatory and accounting guidance (currently three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement, or (ii) the expense cap in effect at the time of recoupment). Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Fund, but not above the expense cap. During the fiscal year ended March 31, 2017, PLFA recouped $27,181 from the PF Currency Strategies Fund and $9,243 from the PF Global Absolute Return Fund. There was no recoupment of expense reimbursement by PLFA from any other Funds during the fiscal year ended March 31, 2017.

Reimbursements for the fiscal years ended:

Fund	3/31/17	3/31/16	3/31/15
Pacific Funds Portfolio Optimization Conservative	$290,877	$289,997	$341,046
Pacific Funds Portfolio Optimization Moderate-Conservative	$376,333	$393,236	$412,969
Pacific Funds Portfolio Optimization Moderate	$946,295	$954,419	$1,039,248
Pacific Funds Portfolio Optimization Growth	$694,650	$708,782	$722,497
Pacific Funds Portfolio Optimization Aggressive-Growth	$256,470	$259,000	$255,368
Pacific Funds Short Duration Income	$600,137	$369,896	$287,988
Pacific Funds Core Income	$1,321,088	$1,162,780	$1,007,441

Fund	3/31/17	3/31/16	3/31/15
Pacific Funds Strategic Income	$587,614	$445,582	$294,682
Pacific Funds Floating Rate Income	$1,512,901	$1,185,282	$1,908,310
Pacific Funds Limited Duration High Income	$108,215	$105,916	$119,970
Pacific Funds High Income	$118,054	$124,097	$124,757
Pacific Funds Diversified Alternatives	$28,564	$37,661	$78,329
Pacific Funds Large-Cap[1]	$136,174	$31,382	N/A
Pacific Funds Large-Cap Value[1]	$157,996	$29,093	N/A
Pacific Funds Small/Mid-Cap[1]	$202,048	$27,939	N/A
Pacific Funds Small-Cap[1]	$135,916	$25,943	N/A
Pacific Funds Small-Cap Value[1]	$161,192	$29,397	N/A
Pacific Funds Small-Cap Growth[1]	$150,256	$25,758	N/A
PF Small-Cap Value Fund	$104,811	$120,806	$90,161
PF Emerging Markets Debt Fund	$107,918	$154,900	$219,179
PF Large-Cap Growth Fund	$86,301	$100,786	$113,036
PF Large-Cap Value Fund	$243,001	$188,396	$211,881
PF Global Absolute Return Fund	$91,278	$117,298	$210,688
PF Comstock Fund	$134,866	$145,785	$174,160
PF Mid-Cap Growth Fund	$25,372	$42,669	$53,935
PF International Value Fund	$181,721	$181,062	$182,705
PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)	$22,807	$45,591	$50,330
PF Currency Strategies Fund	N/A	N/A	$4,400
PF Growth Fund	$82,308	$80,955	$81,452
PF International Large-Cap Fund	$336,014	$282,785	$253,588
PF Real Estate Fund	$46,036	$41,737	$40,632
PF Main Street Core Fund	$179,812	$134,981	$154,305
PF Emerging Markets Fund	$433,451	$383,441	$445,820
PF Inflation Managed Fund	$33,114	$95,880	$150,774
PF Managed Bond Fund	$590,876	$415,627	$512,975
PF International Small-Cap Fund[2]	$46,102	$17,806	$37,089
PF Mid-Cap Equity Fund	$79,956	$116,181	$116,418
PF Short Duration Bond Fund	$123,091	$108,855	$214,257

1 The completion of the reorganization of the Predecessor Funds with and into Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value, and Pacific Funds Small-Cap Growth occurred on January 11, 2016.

2 The PF International Small-Cap Fund commenced operations on January 14, 2015.

Other Expenses of the Trust

The Trust bears all costs of its operations. These costs may include, but are not limited to, expenses for custody, legal, audit and tax fees; transfer agency out of pocket fees; administration fees; fees and expenses of the Independent Trustees; organizational expenses and other expenses of its operations, including the costs of support services; and repayments to PLFA of amounts that PLFA reimbursed to a Fund pursuant to the terms of the expense limitation agreement for the Fund (if any).

The Trust is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying each Fund and its shares on state and federal levels, legal and accounting services, maintaining the Trust’s legal existence, shareholder meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

Expenses directly attributable to a particular Fund or share class, respectively are charged to that Fund or share class, respectively; other expenses are allocated proportionately among all of the Funds in relation to the net assets of each Fund.

INFORMATION ABOUT THE MANAGERS

Management Firms

PLFA serves as investment adviser for the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives. PLFA also does business under the name Pacific Asset Management and manages Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, Pacific Funds Short Duration Income, Pacific Funds Limited Duration High Income and Pacific Funds Strategic Income under the Pacific Asset Management name. For the remaining Funds, PLFA serves as investment adviser and employs other investment advisory firms as sub-advisers, subject to sub-advisory agreements. PLFA takes on the entrepreneurial risks associated with the launch of each new Fund and its ongoing operations. In addition, PLFA supports the Board oversight process by, among other things, acting on Board instructions relating to the Funds and providing reports and other information requested by the Board from time to time.

Each sub-adviser has entered into a sub-advisory agreement with the Trust and the Adviser. Each sub-adviser provides investment advisory services to the applicable Fund. With respect to the sub-advised Funds, PLFA oversees and monitors the services provided by the sub-advisers. PLFA evaluates the performance of each sub-adviser and the sub-adviser’s execution of a Fund’s investment strategies, as well as the sub-adviser’s adherence to the Fund’s investment objectives and policies. PLFA conducts risk analysis and performance attribution to analyze a Fund’s performance and risk profile, and works with a sub-adviser to implement changes to a Fund’s strategies when appropriate. PLFA’s analysis and oversight of a sub-adviser may result in PLFA’s recommendation to the Board of Trustees that a sub-adviser be terminated or replaced.

PLFA also conducts ongoing due diligence on sub-advisers involving onsite visits, in-person meetings and/or telephonic meetings, including due diligence of each sub-adviser’s written compliance policies and procedures and assessments of each sub-adviser’s compliance program and code of ethics. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, transition management and oversight of trade execution and brokerage services.

PLFA also conducts searches for new sub-advisers for new Funds or to replace existing sub-advisers when appropriate and coordinates the on-boarding process for new sub-advisers, including establishing trading accounts to enable the sub-adviser to begin managing Fund assets. Additionally, in the event that a sub-adviser was to become unable to manage a Fund, PLFA has implemented plans to provide for the continued management of the Fund’s portfolio. PLFA oversees and implements transition management programs when significant changes are made to a Fund, including when a sub-adviser is replaced or when there are large purchases or withdrawals, to seek to reduce transaction costs for a Fund. PLFA also monitors and regulates large purchase and redemption orders to minimize potentially adverse effects on a Fund.

Certain Funds are managed by multiple sub-advisers. For those Funds, PLFA determines the portion of the Fund to be managed by each sub-adviser and may change the allocation from time to time. PLFA may also recommend the addition of a sub-adviser to a Fund when it believes the Fund would benefit from additional investment strategies and sub-advisers.

The information below provides organizational information on each of the sub-advisers, which includes, if applicable, the name of any person(s) who controls the sub-adviser, the basis of the person’s control, and the general nature of the person’s business.

AllianceBernstein L.P. (“AB”)

AB, a Delaware limited partnership, is a leading global investment adviser. AB is a subsidiary of AXA Financial, Inc., which in turn is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

AQR Capital Management, LLC (“AQR”)

AQR, a Delaware limited liability company founded in 1998, is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford Asness, Ph.D., M.B.A., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.

Ashmore Investment Management Limited (“Ashmore”)

Ashmore is indirectly wholly-owned by Ashmore Group plc (“Ashmore Group”), a company incorporated in England and Wales which is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange. Ashmore Group plc, through certain affiliates, currently engages in the asset management business.

BlackRock Investment Management, LLC (“BlackRock”)

BlackRock is a registered investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

Boston Partners Global Investors, Inc. (“Boston Partners”)

(formerly named Robeco Investment Management, Inc. doing business as Boston Partners)

Boston Partners is a registered investment adviser organized in Delaware. Boston Partners is a wholly owned subsidiary of Robeco Group N.V., a Dutch global investment management company (“Robeco Group”). Robeco Group is wholly owned by ORIX Corporation, a diversified financial services company based in Japan.

ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc, a financial services holding company.

Eaton Vance Investment Managers (“Eaton Vance”)

Boston Management and Research, doing business as Eaton Vance Investment Managers, a registered investment adviser, has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp.

Invesco Advisers, Inc. (“Invesco”)

Invesco is an indirect wholly owned subsidiary of Invesco Ltd. Invesco Ltd. and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Invesco, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

Ivy Investment Management Company (“Ivy”)

Ivy is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly traded company. Ivy is a registered investment adviser with the SEC. Ivy acts as an investment adviser for the Ivy family of funds, as well as an adviser for institutional and other private investors and provides sub-advisory services to other U.S. mutual funds and non-U.S. pooled investment vehicles.

Lord, Abbett & Co. LLC (“Lord Abbett”)

Founded in 1929, Lord Abbett is an independent manager of one of the nation’s oldest mutual fund complexes, managing assets across a full range of mutual funds, institutional accounts and separately managed accounts.

Macro Currency Group (“MCG”)

Principal Global Investors, LLC, doing business as Macro Currency Group, is a diversified asset management organization and one of the companies which make up the institutional asset-management arm of Principal Financial Group® (“The Principal®”). The Principal is a public company listed on the NYSE offering a wide range of financial products and services through a diverse family of financial services companies.

MFS Investment Management (“MFS”)

Massachusetts Financial Services Company, doing business as MFS Investment Management, and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

Morgan Stanley Investment Management Inc. (“MSIM”)

MSIM is a subsidiary of Morgan Stanley. MSIM, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad.

Morgan Stanley, the parent of MSIM, is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing, and financial advisory services.

OppenheimerFunds, Inc. (“Oppenheimer”)

Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company and is one of the largest mutual fund companies in the United States. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960.

Pacific Investment Management Company LLC (“PIMCO”)

PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Absent an order from the SEC or other relief, the PF Managed Bond and PF Inflation Managed Funds generally cannot engage in principal transactions with the affiliated brokers and certain other affiliated entities, and the PF Managed Bond and PF Inflation Managed Funds’ ability to purchase securities underwritten by an affiliated broker or to utilize affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with affiliated brokers would materially adversely affect its ability to provide services to the Funds, the Funds’ ability to take advantage of market opportunities, or their overall performance.

QS Investors, LLC (“QS Investors”)

QS Investors is an investment management firm that specializes in disciplined and systematic investment solutions. As of April 1, 2016, pursuant to a firm integration plan, substantially all of the assets of affiliated adviser entities QS Legg Mason Global Asset Allocation, LLC and QS Batterymarch Financial Management, Inc., including their investment advisory agreements with clients, merged into QS Investors. QS Investors is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), a global asset management firm.

Rothschild Asset Management Inc. (“Rothschild”)

Rothschild was formed in 1962 and registered as an investment adviser with the SEC in February 1970. Rothschild is a business unit of the Rothschild Group, a global financial services organization that was founded in the 18th century by members of the Rothschild family and is still family-controlled. Today, Rothschild is a wholly-owned subsidiary of Rothschild North America Inc. Ultimate ownership lies with Rothschild & Co. (formerly Paris Orleans), a publicly traded French partnership, over which the Rothschild family has voting control.

Scout Investments, Inc. (“Scout”)

Scout is a nationally recognized institutional investment manager that offers an array of equity and fixed income products. Scout is a wholly-owned subsidiary of UMB Financial Corporation.

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Founded in 1937 by the late Thomas Rowe Price Jr., T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company with offices all over the world. T. Rowe Price and its affiliates manage individual and institutional investor accounts.

UBS Asset Management (Americas) Inc. (“UBS AM”)

UBS AM is an indirect wholly owned asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division. UBS Group AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

Wellington Management Company LLP (“Wellington”)

Wellington is a Delaware limited liability partnership. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

Western Asset Management Company and certain of its affiliated companies (collectively “Western Asset”)

Western Asset Management Company operates from offices in California and New York. Portfolio management services are also provided by Western Asset Management Company Ltd. (Japan), Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Limited (United Kingdom). Each of these entities (each a “Western Manager” and collectively “Western Asset”) is a registered investment adviser and is a wholly-owned subsidiary of Legg Mason, Inc. Each Western Manager will receive a proportionate share of the fee based on the average daily net assets that it manages.

The following provides information regarding each Manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Trust. Each individual or team member is referred to as a portfolio manager in this section. The Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the Managers against one another. Each Manager is a separate entity that may employ different compensation structures, may have different management requirements, and may be affected by different conflicts of interests.

Compensation Structures and Methods

The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each portfolio manager as of the Trust’s fiscal year ended March 31, 2017, unless otherwise noted. The descriptions may include compensation benchmarks, which are chosen by the particular Manager and may or may not match a Fund’s benchmark index or other indices presented in the Prospectuses.

PLFA/Pacific Asset Management

PLFA/Pacific Asset Management uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of all of their job responsibilities, including but not limited to portfolio responsibilities. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that PLFA/Pacific Asset Management believes is competitive in light of the portfolio manager’s experience and responsibility. The base salary may be increased in recognition of the individual’s performance and/or an increase or change in duties and responsibilities.

In addition to a base salary, investment professionals are eligible to receive an annual variable incentive and a long-term incentive bonus, each of which is derived from both quantitative and non-quantitative factors, as described below. High performing portfolio managers may receive annual bonuses and long-term incentives that constitute a substantial portion of their respective total compensation.

Annual Variable Incentive Bonus:

• PLFA portfolio managers (Portfolio Optimization Funds and Pacific Funds Diversified Alternatives)

The financial performance of PLFA and its parent company impact overall funding for annual incentives. Individual incentive awards are determined on a discretionary basis and consider the individual’s target incentive and personal performance, which may include both quantitative and qualitative factors. Fund performance is not a specific factor in determining a PLFA portfolio manager’s incentive compensation. However, several factors, including but not limited to an evaluation of sub-adviser selection, appropriate risk positioning, asset class allocation and investment thesis development, are taken into consideration in determining a PLFA portfolio manager’s incentive pay. Annual incentives are paid in cash with no deferral.

• Pacific Asset Management portfolio managers (Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration Income, Pacific Funds High Income)

Funding for annual incentives is determined based on Pacific Asset Management’s annual revenue. Certain investment staff may also receive annual incentives that are funded by firm profits. Individual incentive awards are determined on both a quantitative and qualitative basis. Quantitative factors may include, but are not limited to, the pre-tax performance of the applicable portfolio compared to an appropriate benchmark index over one, three and five year periods, and product-based revenue. Personal contribution to the team, product, and clients are considered as part of the qualitative assessment. The benchmark used to measure the performance of the portfolio managers for Pacific Funds Short Duration Income is the Bloomberg Barclays Capital 1-3 Year Government/Credit Index; for Pacific Funds Core Income, the benchmark is the Bloomberg Barclays Capital U.S. Aggregate Index; for Pacific Funds Strategic Income, the benchmark is the Bloomberg Barclays Capital U.S. Aggregate Index; for Pacific Funds Floating Rate Income, the benchmark is the Credit Suisse Leveraged Loan Index; for Pacific Funds Limited Duration Income, the benchmark is the Bloomberg Barclays 1-5 U.S. High Yield Bond Index; and for Pacific Funds High Income, the benchmark is the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index. Annual incentives are paid in cash with no deferral.

Long-Term Incentive Bonus:

• PLFA portfolio managers (Portfolio Optimization Funds and Pacific Funds Diversified Alternatives)

Investment professionals are eligible to receive long-term incentive awards on an annual basis. Awards pay out at the end of three years based on PLFA’s achievement against both quantitative and qualitative factors, with pre-tax fund performance on a rolling three year time frame as compared against peer benchmarks approved by the Trust’s Board of Trustees, accounting for the majority of the performance measurement. Target incentives are based on the individual’s role and responsibilities. Payments are determined by multiplying the individual’s target award by the PLFA performance factor for the three-year period. The peer group category for comparison purposes with respect to measuring the performance of the portfolio managers of Pacific Funds Portfolio Optimization Conservative and Pacific Funds Portfolio Optimization Moderate-Conservative is Morningstar Conservative Asset Allocation; for Pacific Funds Portfolio Optimization Moderate, the peer group is Morningstar Moderate Asset Allocation; and for Pacific Funds Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth , the peer group is Morningstar Aggressive Asset Allocation. The peer group category with respect to the portfolio managers of Pacific Funds Diversified Alternatives is Morningstar Multi-Alternative.

• Pacific Asset Management portfolio managers (Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, Pacific Funds Limited Duration Income, Pacific Funds High Income)

Certain investment professionals are eligible to receive long-term incentive payments. The value of these incentives is tied to the growth in the enterprise value of Pacific Asset Management via a phantom equity plan (a contractual plan that is designed to mimic stock ownership). Incentives from this plan are determined based on a multiple of firm earnings. Initial allocations of equity have been made based on roles and responsibilities.

Portfolio managers also participate in benefit and retirement plans available generally to all employees.

AB

Compensation. AB’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AB’s 401(k) plan. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (“ICAP”). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.

Compensation for Portfolio Managers. Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns, pre-tax, are determined based on the benchmark and versus peers over one-, three- and five-year calendar periods—with more weight given to longer time periods. The benchmark for compensation purposes for the PF Small-Cap Value Fund is the Russell 2000 Value Index. Peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to our investment style and most relevant within the asset class.

The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.

Other factors can play a part in determining portfolio managers’ total compensation (including base compensation). Factors may include complexity of investment strategies managed, volume of assets managed, level of experience and level of officership within the firm. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

AQR

The compensation for each of the portfolio managers that is a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal’s relative ownership interest in AQR for that year. Net income distributions are a function of assets under management and the related fees earned by AQR for the management of funds and accounts, offset by management company expenses, over the applicable fiscal year. A Principal’s relative ownership in AQR is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance of funds and accounts and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR’s 401(k) retirement plan which is offered to all employees of AQR.

Ashmore

The Investment Committee Members are compensated by the Investment Manager through capped annual salaries which are determined in line with their respective positions and seniority, as well as through overall firm performance-based annual bonuses (comprised of cash and deferred shares in Ashmore Group plc) determined at the discretion of the Ashmore Group plc’s Awards Committee and, in the case of the Chief Executive himself as head of the Investment Committee, and in the case of any Investment Committee Members categorised by the UK regulator as ‘Code’ or ‘Identified’ staff, at the discretion of the Remuneration Committee of the Board of Directors of Ashmore Group plc. The determination of an Investment Committee Member’s variable compensation involves a thorough and on-going assessment of the individual’s performance and contribution to the Investment Manager’s overall annual profitability, including all its funds and accounts with a particular focus on those for which each member is responsible, in addition a range of qualitative factors are considered including adherence to Compliance and Risk Management measures. This assessment is performed on a continuous basis as well as through a formal annual review. Variable compensation is not based upon a formulaic comparison of how a Committee Member’s individual fund or account performs as compared to a benchmark or peer group. Investment Committee Members also receive a Company pension contributions which are a fixed percentage of base salary.

BlackRock

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

 Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: Lipper Large-Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Kemp does not have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

 Other compensation benefits  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Boston Partners

All investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through the bonus program, key investment professionals are rewarded primarily for strong investment performance.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

1. Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

2. Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

3. Investment Team Performance: the financial results of the investment group; and

4. Firm-wide Performance: the overall financial performance of Boston Partners.

Total revenues generated by any particular product affect the total available bonus pool for the analysts and Portfolio Managers associated with that product. The discretionary bonus assessment is done annually. In the case of the PF Mid-Cap Value Fund, product investment performance is based on the fund’s 1-, 3-, and 5-year performance compared to its market benchmark, Russell Midcap Value Index and a consultant peer group for midcap value. Returns are evaluated on a pre-tax basis.

In addition, Boston Partners offers a profit participation plan focused on the firm's investment professionals whereby participants receive the equivalent of an equity stake in the firm. The incentive plan provides for the issuance of restricted shares and options that vest over multi-year periods.

ClearBridge

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Incentive Award.

• ClearBridge’s Deferred Incentive Plan (“CDIP”) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

• Legg Mason Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

• Legg Mason Restricted Stock and Stock Option Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

• Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

• Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

• Overall firm profitability and performance;

• Amount and nature of assets managed by the portfolio manager;

• Contributions for asset retention, gathering and client satisfaction;

• Contribution to mentoring, coaching and/or supervising;

• Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and

• Market compensation survey research by independent third parties.

The benchmark used to measure the performance of the portfolio manager for the PF Large-Cap Value Fund is the Russell 1000 Value Index.

Eaton Vance

Compensation of Eaton Vance’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp’s (“EVC”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock, restricted shares of EVC’s nonvoting common stock and a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. Eaton Vance’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Eaton Vance’s employees. Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Portfolio Manager Compensation.

Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark BofA Merrill Lynch U.S. 3-Month T-Bill Index for the PF Global Absolute Return Fund, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio (which uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. For open-end floating rate loan portfolios managed by Eaton Vance, including the Floating Rate Loan Portfolio, Eaton Vance currently uses a custom peer group including the funds in the Lipper Loan Participation group and certain other funds that Eaton Vance believes have similar investment objectives and strategies. There is no custom peer group for the PF Global Absolute Return Fund. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Invesco

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as compared to the performance of the relevant fund peer group. Comparisons are made on a rolling one-, three- and five-year basis as of each calendar year end. Portfolio managers may be granted a short-term award that vests on a prorate basis over a four-year period and final payments are based on the performance of eligible funds selected by the manager at the time the award is granted.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long-Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a four year pro-rata vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. The vesting period aligns the interests of the portfolio managers with the long-term interests of clients and shareholders, and creates an incentive to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

For the PF Comstock Fund, the peer group for compensation purposes is the Large Cap Value.

Ivy

Ivy believes that integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary, Ivy reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of Ivy is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards. If company stock is awarded, it will vest over a period of four years, with the first vesting to take place two years after the date of the award; and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by Ivy.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by Ivy (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by Ivy (or its affiliate), Waddell & Reed Financial, Inc.’s 401(k) plan offers mutual funds managed by Ivy (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management. For the PF Mid-Cap Growth Fund, the benchmark for compensation purposes is the Lipper Mid-Cap Growth Funds Universe Average.

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Ivy employees.

Lord Abbett

When used in this section, the term “fund” refers to the PF Developing Growth Fund as well as any other registered investment companies, pooled investment vehicles and accounts managed or sub-advised by a Lord Abbett portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate a fund’s performance against one or more benchmarks from among the fund’s primary benchmark and any supplemental benchmarks as disclosed in the Prospectuses, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within one or more of the fund’s peer groups maintained by rating agencies. For the Lord Abbett portfolio managers named in the Prospectuses, these indexes are the Russell 1000 Growth Index, the Russell 2000 Growth Index, and the Russell Microcap Growth Index. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus such benchmarks. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

MCG

Compensation for all team members is comprised of fixed pay (base salary) and variable incentive. The fixed pay compensation is based upon external market data, obtained from third party data providers, of firms with whom we compete for talent. In considering an individual’s fixed pay, factors that may be considered are the position relative to the market data, their level of expertise and personal performance. Members of the team are also eligible for longer term retentive awards, including deferred cash and Principal Financial Group restricted stock units. Therefore, this creates an alignment for both the short term and long term with members of the team. Pre-tax investment performance is monitored for compensation purposes for various time periods, including the 1 year, 3 year and 5 year time periods. In addition, in times of severe market stress, performance may be reviewed much more frequently. As team members advance in their careers, consistent with industry practice, the variable component represents an increased proportion of total compensation. Variable compensation takes the form of a profit share plan with funding based on operating earnings of the MCG’s currency team. Our profit share plan approach recognizes investment professionals have an impact on both investment performance and boutique profitability. Thus, the plan is designed to provide line-of-sight to these professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, client retention and client satisfaction. Incentive award allocations are based on investment performance of the funds and discretionary factors including market compensation levels, retentive needs, contribution to profitability, and collaborative effort. Incentive compensation is allocated from a bonus pool of pre-bonus profit from revenues generated by the MCG’s currency team. Incentive bonuses are based on the performance of the MCG’s currency team as a whole rather than linked to individual accounts. This ensures that all accounts, regardless of fee schedule, are treated with equality.

MFS

Portfolio manager compensation is reviewed annually. As of December 31, 2016, portfolio manager total cash compensation is a combination of base salary and performance bonus:

• Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus. Base salary is determined based on factors such as market considerations and the experience and responsibilities of the portfolio manager.

• Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of assets managed by the portfolio manager over three and five-year periods relative to peer group universes and/or indices (“benchmarks”).

As of December 31, 2016, the following benchmarks were used to measure the following portfolio managers’ performance for the PF International Large-Cap Fund:

1) For Daniel Ling: MSCI EAFE (Europe, Australasia, Far East) Index (net dividends).

2) For Filipe M.G. Benzinho: MSCI EAFE (Europe, Australasia, Far East) Index (net dividends).

As of December 31, 2016, the following benchmarks were used to measure the following portfolio managers' performance for the PF Growth Fund:

1) For Eric B. Fischman: Russell 1000 Growth Index.

2) For Matthew D. Sabel: Russell 1000 Growth Index.

Paul Gordon became a portfolio manager of the PF Growth Fund effective July 1, 2017. As of July 1, 2017, the Russell 1000 Growth Index was used to measure Paul Gordon's performance for the PF Growth Fund.

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is given to portfolio performance over three and five years with consideration given to other periods if available. For portfolio managers who have served for more than five years, additional longer-term performance periods, including the ten-year and since inception periods, are also considered. For portfolio managers who have served for less than three years, additional shorter-term performance periods, including the one-year period may also be considered. Emphasis is generally placed on longer performance periods when multiple performance periods are available.

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

MSIM

MSIM’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

• Cash Bonus.

• Deferred Compensation:

• A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

• IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

• Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

• Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

• Revenue and profitability of the Firm

• Return on equity and risk factors of both the business units and Morgan Stanley

• Assets managed by the portfolio manager

• External market conditions

• New business development and business sustainability

• Contribution to client objectives

• The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods). For the PF Real Estate Fund, the benchmark for compensation purposes is the FTSE NAREIT Equity REITs Index.

• Individual contribution and performance.

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Oppenheimer

Portfolio managers are employed and compensated by Oppenheimer or an affiliate, not by the Fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager’s responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. Performance is measured on a pre-tax basis. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of Oppenheimer and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of Oppenheimer’s holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive between 20% and 50% of their annual long-term award component in the form of a deferred cash award indexed to the portfolio(s) and fund(s) managed. These awards settle in cash at the end of a three-year vesting period. Through this long-term award component, the interests of the portfolio managers are further aligned with those of fund shareholders.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager’s compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

The peer group category for Mr. Leverenz with respect to the PF Emerging Markets Fund is Morningstar-Diversified Emerging Markets. The peer group category for Messrs. Govil, Larson, and Ram with respect to the PF Main Street Core Fund is Morningstar-Large Blend.

PIMCO

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

• PIMCO’s pay practices are designed to attract and retain high performers;

• PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy;

• PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

• PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

• Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

• Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers

• Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance; the benchmark utilized are:

o PF Managed Bond Fund — Bloomberg Barclays Capital U.S. Aggregate Bond Index

o PF Inflation Managed Fund — Bloomberg Barclays U.S. TIPS Index

• Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

• Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

• Contributions to mentoring, coaching and/or supervising members of team;

• Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

• With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction. PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

• Deferred Compensation – LongTerm Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

• The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a longterm commitment to PIMCO’s success.

• The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

• The Carried Interest Compensation Plan awards entitle eligible individuals who provide services to PIMCO’s Alternative Funds a percentage (“points”) of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund’s partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.

• Participation in LTIP and M Unit program is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

QS Investors

Compensation for all investment professionals includes a combination of base salary and annual discretionary bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:

• Competitive base salaries;

• Individual discretionary-based bonuses based on the investment professional’s added value to the products for which they are responsible. Bonuses are not directly tied to peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of a portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). There is no direct link between fund performance and portfolio manager compensation. Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development; and

• Corporate profit sharing.

Certain investment professionals may also have longer-term incentive packages that are tied to the success of the organization.

Rothschild

Compensation for all investment professionals includes a combination of a competitive base salary and annual performance bonus as well as a generous benefits package made available to all employees on a non-discretionary basis.

Many factors are used to assess each individual’s contributions to firm and client success, which determinates individual performance-based bonuses. A portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of a portfolio manager’s contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Bonuses are not directly tied to peer investment universes and/or relative performance to any benchmark. There is also no direct link between fund performance and portfolio manager compensation.

Other factors taken into consideration include the individual’s contributions to the investment process, research, risk management, client service, new business development, and leadership.

Scout

Scout implements a strategic and comprehensive plan for its portfolio managers that is competitive and within the norm of industry standards. The basic compensation structure combines a fixed base salary, a variable bonus plan that has the potential to exceed base salary, and a long-term incentive plan. Scout places a strong emphasis on portfolio performance and believes the portfolio manager’s compensation should be a reflection of the success provided to clients of Scout. This philosophy is the basis for offering an overall compensation structure in which performance-based compensation can exceed base salary, providing the greatest incentive to align investment management to the client’s success.

The factors that determine base salary include job responsibilities, experience level, position and market comparisons. Base salary is reviewed versus comparable market data and may be adjusted on an annual basis or when a change is warranted based on evolving responsibilities. The variable bonus plan incorporates the investment performance of the management team and a subjective component based on several factors including growth in assets under management. Investment performance is evaluated on a pre-tax basis on a 1-year and 3-year time frame based on two factors. Initially, performance is judged against the unmanaged benchmark index assigned to the investment strategy. Next, performance is measured relative to the median investment manager performance in the strategy’s discipline according to the Lipper Mid-Cap Core Fund Index.

In order to attract and retain key talent, Scout employs a long term incentive plan that awards a combination of cash payments and restricted stock to qualified associates based on the net income growth of Scout. Both the cash payments and the restricted stock vest over a period of three years and require that the associate be employed at Scout at the time of vesting for the payments to be made. Scout does not enter into employment contracts or non-compete agreements with any of its equity investment professionals.

T. Rowe Price

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd., and T. Rowe Price International Ltd., as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. For PF Short Duration Bond Fund, relative performance and risk-adjusted performance are measured as determined with reference to a broad-based index benchmark (Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index) and a Lipper index peer group (Short Investment Grade Debt Funds Average), although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is also considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

This compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price Funds) managed by the portfolio manager.

UBS AM

UBS AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS AM consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award that is correlated with investment performance.

Fixed component (base salary and benefits):

• Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

• The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.

Performance award:

• Determined annually on a discretionary basis.

• Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS AM and of UBS as a whole.

• Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

• For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

• Deferred amounts are then delivered via two deferral vehicles – 75% in the UBS AM Equity Ownership Plan (“AM EOP”) and 25% in the Deferred Contingent Capital Plan (“DCCP”):

• AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. Deferred awards under the AM EOP are granted in the form of Notional Funds. The Notional Funds are aligned to selected UBS AM funds, and provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS AM. This enhances the alignment of investment professionals’ and other employees’ interests with those of our clients.

• The DCCP was introduced for performance year 2012 onwards as a key component of UBS’s compensation framework to align compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

The DCCP aligns the interests of our key employees with the interests of external investors and, alongside the AM EOP, ensures an appropriate balance between client and other stakeholder alignment.

For our Equities, Fixed Income, Multi-Asset and Passive investment areas:

From January 1, 2015, UBS AM introduced a new Key Performance Indicator (KPI)-led model for each business area, aligning our business steering logic with our strategic priorities. For our investment areas, sustainable investment performance is a major component of the KPI model.

Portfolio managers’ performance awards are subject to detailed KPIs, mainly focused on the pre-tax investment performance of relevant client portfolios and funds, and also including some other factors such as risk management and client focus. Investment performance is assessed annually over rolling one, three and five years against benchmark, performance target and peers. This ensures that the interests of portfolio managers are aligned with those of our clients. For the PF Currency Strategies Fund (for the UBS AM managed portion), the benchmark utilized is the Citigroup 1-Month U.S. Treasury Bill Index. In addition, we evaluate our passive strategies in terms of how closely the performance of the strategies tracks their respective benchmarks over time.

For analysts, performance awards are, in general, based on the pre-tax performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Of all amounts deferred, 75% is granted in the AM EOP. Within the AM EOP, 50% of the Notional Funds amount is allocated to a core balanced fund aligned to a diversified range of internally managed funds. The other 50% is aligned to the most representative fund managed by/contributed to by the investment professional to further align their interests with those of our clients and other stakeholders.

Wellington

Wellington receives a fee based on the assets under management of each fund it manages or sub-advises. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to Wellington’s fiscal year ended December 31, 2016.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) includes a base salary and incentive components.

The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund managed by the Portfolio Manager and generally other accounts managed by such Portfolio Manager.

The Portfolio Managers’ incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Managers compared to the benchmark index identified below over one, three and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Corry and Shakin are Partners.

Fund	Benchmark
International Value	MSCI EAFE Index

Western Asset

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western Asset’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one’s group and the firm as a whole. Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead, or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing pre-tax investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. For the PF Managed Bond Fund, the benchmark for compensation purposes is the Bloomberg Barclays Capital U.S. Aggregate Bond Index and the peer group is the Lipper Intermediate Investment Grade Debt Funds.

Other Accounts Managed

The following table includes information for each portfolio manager of the Trust regarding the number and total assets of other accounts managed as of March 31, 2017 (unless otherwise noted) that each portfolio manager has day-to-day management responsibilities for, other than the Funds they manage within the Trust (“Other Accounts Managed”). For these Other Accounts Managed, it is possible that a portfolio manager may only manage a portion of the assets of a particular account and that such portion may be substantially lower than the total assets of such account. See the prospectuses for information on the Funds that each portfolio manager listed in the table manages within the Trust.

Other Accounts Managed are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. The table also reflects for each category if any of these Other Accounts Managed have an advisory fee based upon the performance of the account. Table data has been provided by the applicable Manager. Portfolio managers are listed alphabetically by Manager.

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
AB
James MacGregor
Registered Investment Companies	25	$6,517,509,022	None	N/A
Other Pooled Investment Vehicles	40	$841,954,723	None	N/A
Other Accounts	43	$1,649,723,740	None	N/A
Shri Singhvi
Registered Investment Companies	25	$6,517,509,022	None	N/A
Other Pooled Investment Vehicles	34	$665,222,346	None	N/A
Other Accounts	43	$1,649,723,740	None	N/A
AQR
Michele L. Aghassi
Registered Investment Companies	17	$8,911,697,969	None	N/A
Other Pooled Investment Vehicles	19	$11,750,326,450	13	$7,421,575,736
Other Accounts	11	$3,526,493,835	2	$633,880,435
Andrea Frazzini
Registered Investment Companies	35	$19,017,581,684	None	N/A
Other Pooled Investment Vehicles	28	$17,394,676,192	20	$13,742,324,758
Other Accounts	33	$14,692,168,838	8	$1,413,044,613
Jacques A. Friedman
Registered Investment Companies	43	$28,487,196,647	None	N/A
Other Pooled Investment Vehicles	45	$24,904,021,916	33	$19,166,319,370
Other Accounts	113	$57,864,615,417	35	$15,448,904,750
Hoon Kim
Registered Investment Companies	8	$6,334,900,262	None	N/A
Other Pooled Investment Vehicles	14	$6,759,502,142	10	$4,031,855,968
Other Accounts	21	$9,441,446,628	4	$646,045,687
Ashmore
Mark Coombs
Registered Investment Companies	12	$2,609,523,834	None	N/A
Other Pooled Investment Vehicles	55	$12,082,839,107	22	$3,026,509,045
Other Accounts	84	$37,555,349,029	12	$5,038,901,039
Robin Forrest
Registered Investment Companies	12	$2,609,523,834	None	N/A
Other Pooled Investment Vehicles	55	$12,082,839,107	22	$3,026,509,045
Other Accounts	84	$37,555,349,029	12	$5,038,901,039
Herbert Saller
Registered Investment Companies	12	$2,609,523,834	None	N/A
Other Pooled Investment Vehicles	55	$12,082,839,107	22	$3,026,509,045
Other Accounts	84	$37,555,349,029	12	$5,038,901,039
Ricardo Xavier
Registered Investment Companies	12	$2,609,523,834	None	N/A
Other Pooled Investment Vehicles	55	$12,082,839,107	22	$3,026,509,045
Other Accounts	84	$37,555,349,029	12	$5,038,901,039

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
BlackRock
Lawrence G. Kemp
Registered Investment Companies	19	$11,630,400,848	None	N/A
Other Pooled Investment Vehicles	4	$1,249,692,496	None	N/A
Other Accounts	2	$695,177,306	None	N/A
Boston Partners
Steven L. Pollack
Registered Investment Companies	4	$16,043,072,430	None	N/A
Other Pooled Investment Vehicles	2	$2,722,213,584	None	N/A
Other Accounts	29	$2,722,063,480	1	$19,574,472
ClearBridge
Robert Feitler
Registered Investment Companies	3	$3,947,069,411	1	$1,646,703,725
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	1,629	$739,923,006	None	N/A
Dmitry Khaykin
Registered Investment Companies	3	$3,947,069,411	1	$1,646,703,725
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	1,629	$739,923,006	None	N/A
Eaton Vance
John R. Baur
Registered Investment Companies	16	$18,601,722,684	None	N/A
Other Pooled Investment Vehicles	3	$128,457,443	1	$17,183,750
Other Accounts	None	N/A	None	N/A
Michael A. Cirami
Registered Investment Companies	16	$18,601,722,684	None	N/A
Other Pooled Investment Vehicles	3	$128,457,443	1	$17,183,750
Other Accounts	None	N/A	None	N/A
Eric A. Stein
Registered Investment Companies	15	$23,138,443,711	None	N/A
Other Pooled Investment Vehicles	3	$346,764,074	1	$17,183,750
Other Accounts	None	N/A	None	N/A
Invesco
Devin Armstrong
Registered Investment Companies	7	$18,286,200,181	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	3,395	$550,573,977	None	N/A
Charles DyReyes
Registered Investment Companies	7	$18,286,200,181	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	3,395	$550,573,977	None	N/A
Kevin Holt
Registered Investment Companies	7	$18,286,200,181	None	N/A
Other Pooled Investment Vehicles	1	$70,458,741	None	N/A
Other Accounts	3,395	$550,573,9771	None	N/A
James Warwick
Registered Investment Companies	7	$18,286,200,181	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	3,395	$550,573,977	None	N/A
Ivy
Nathan A. Brown
Registered Investment Companies	7	$5,625,465,906	None	N/A
Other Pooled Investment Vehicles	1	$5,744,059	None	N/A
Other Accounts	1	$94,719,173	None	N/A
Kimberly A. Scott
Registered Investment Companies	7	$5,625,465,906	None	N/A
Other Pooled Investment Vehicles	1	$5,744,059	None	N/A
Other Accounts	1	$94,719,173	None	N/A

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Lord Abbett
F. Thomas O’ Halloran
Registered Investment Companies	9	$4,903,666,456	None	N/A
Other Pooled Investment Vehicles	1	$13,267,012	None	N/A
Other Accounts	16	$732,214,853	1	$60,080,053
Arthur K. Weise
Registered Investment Companies	9	$4,903,666,456	None	N/A
Other Pooled Investment Vehicles	1	$13,267,012	None	N/A
Other Accounts	16	$732,214,853	1	$60,080,053
MCG
Mark Farrington
Registered Investment Companies	2	$741,474,747	None	N/A
Other Pooled Investment Vehicles	3	$224,248,308	2	$52,854,195
Other Accounts	7	$2,527,638,845	1	$2,500,000
Dr. Ivan Petej
Registered Investment Companies	2	$741,474,747	None	N/A
Other Pooled Investment Vehicles	1	$51,967,012	1	$51,967,012
Other Accounts	1	$2,500,000	1	$2,500,000
MFS
Filipe M.G. Benzinho
Registered Investment Companies	11	$15,671,105,790	None	N/A
Other Pooled Investment Vehicles	5	$2,198,470,320	None	N/A
Other Accounts	23	$5,902,348,806	None	N/A
Eric B. Fischman
Registered Investment Companies	6	$20,701,895,933	None	N/A
Other Pooled Investment Vehicles	1	$86,034,300	None	N/A
Other Accounts	14	$2,173,780,056	None	N/A
Paul Gordon
Registered Investment Companies	5	$4,372,635,304	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	1	$44,800,648	None	N/A
Daniel Ling
Registered Investment Companies	11	$15,671,105,790	None	N/A
Other Pooled Investment Vehicles	5	$2,198,470,320	None	N/A
Other Accounts	23	$5,902,348,806	None	N/A
Matthew D. Sabel
Registered Investment Companies	9	$21,711,047,214	None	N/A
Other Pooled Investment Vehicles	1	$86,034,300	None	N/A
Other Accounts	15	$2,212,212,294	None	N/A
MSIM
Theodore R. Bigman
Registered Investment Companies	12	$5,174,425,129	None	N/A
Other Pooled Investment Vehicles	25	$9,587,507,117	None	N/A
Other Accounts	34	$5,046,280,992	5	$362,156,473
Bill Grant
Registered Investment Companies	9	$4,665,336,720	None	N/A
Other Pooled Investment Vehicles	17	$7,278,750,191	None	N/A
Other Accounts	29	$4,725,739,664	1	$182,164,879
Oppenheimer
Manind Govil
Registered Investment Companies	7	$16,591,695,317	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	2	$477,635,576	None	N/A
Paul Larson
Registered Investment Companies	8	$18,882,675,109	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	2	$292,117,487	None	N/A
Justin M. Leverenz
Registered Investment Companies	7	$33,641,877,023	None	N/A
Other Pooled Investment Vehicles	3	$3,659,862,860	None	N/A
Other Accounts	2	$281,748,903	None	N/A

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Benjamin Ram
Registered Investment Companies	6	$13,786,781,906	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	1	$104,226,910	None	N/A
Pacific Asset Management
C. Robert Boyd
Registered Investment Companies	2	$912,966,769	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
J.P. Leasure
Registered Investment Companies	4	$429,514,746	None	N/A
Other Pooled Investment Vehicles	3	$254,936,669	None	N/A
Other Accounts	1	$491,153,891	None	N/A
Michael Marzouk
Registered Investment Companies	7	$819,951,667	None	N/A
Other Pooled Investment Vehicles	3	$254,936,669	None	N/A
Other Accounts	1	$491,153,891	None	N/A
Brian M. Robertson
Registered Investment Companies	3	$1,248,938,915	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
David Weismiller
Registered Investment Companies	2	$363,204,533	None	N/A
Other Pooled Investment Vehicles	4	$685,163,675	None	N/A
Other Accounts	None	N/A	None	N/A
PIMCO
Jeremie Banet
Registered Investment Companies	18	$26,699,093,466	None	N/A
Other Pooled Investment Vehicles	7	$1,137,751,858	1	$63,550,713
Other Accounts	10	$2,020,820,190	1	$77,385,875
Mark R. Kiesel
Registered Investment Companies	21	$142,901,652,009	None	N/A
Other Pooled Investment Vehicles	63	$70,382,913,168	10	$9,539,236,423
Other Accounts	126	$65,150,707,191	15	$5,385,467,344
Scott A. Mather
Registered Investment Companies	23	$122,033,411,271	None	N/A
Other Pooled Investment Vehicles	18	$12,328,567,200	None	N/A
Other Accounts	78	$23,838,399,918	5	$3,008,975,152
Mihir P. Worah
Registered Investment Companies	36	$140,967,845,004	None	N/A
Other Pooled Investment Vehicles	34	$18,327,586,626	1	$182,638,486
Other Accounts	46	$20,612,806,561	6	$1,806,034,780
PLFA
Max Gokhman
Registered Investment Companies	10	$33,440,622,675	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Howard T. Hirakawa
Registered Investment Companies	10	$33,440,622,675	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Carleton J. Muench
Registered Investment Companies	10	$33,440,622,675	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Samuel S. Park
Registered Investment Companies	10	$33,440,622,675	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
QS Investors
Christopher W. Floyd
Registered Investment Companies	3	$1,575,827,672	None	N/A
Other Pooled Investment Vehicles	1	$42,173,979	None	N/A
Other Accounts	5	$1,211,840,669	None	N/A
Stephen A. Lanzendorf
Registered Investment Companies	14	$4,600,551,062	None	N/A
Other Pooled Investment Vehicles	5	$217,489,419	None	N/A
Other Accounts	27	$2,200,702,707	4	$96,518,315
Rothschild
Joseph Bellantoni
Registered Investment Companies	1	$178,055,890	None	N/A
Other Pooled Investment Vehicles	2	$357,935,220	None	N/A
Other Accounts	16	$558,580,299	None	N/A
Luis Ferreira
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	2	$44,850,833	None	N/A
Other Accounts	37	$1,584,236,278	None	N/A
Tina Jones
Registered Investment Companies	1	$178,055,890	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	10	$615,496,002	None	N/A
Chris R. Kaufman
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	1	$35,888,523	None	N/A
Other Accounts	37	$2,422,938,912	1	$60,999,790
Douglas J. Levine
Registered Investment Companies	1	$178,055,890	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	1	$1,215,600	None	N/A
R. Daniel Oshinskie
Registered Investment Companies	1	$178,055,890	None	N/A
Other Pooled Investment Vehicles	3	$733,512,955	None	N/A
Other Accounts	22	$1,234,133,153	3	$66,605,539
Paul Roukis
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	1	$35,888,523	None	N/A
Other Accounts	37	$2,422,938,912	1	$60,999,790
Scout
G. Patrick Dunkerley
Registered Investment Companies	2	$2,465,081,518	None	N/A
Other Pooled Investment Vehicles	2	$305,814,169	None	N/A
Other Accounts	2	$11,484,608	None	N/A
John A. Indellicate II
Registered Investment Companies	2	$2,465,081,518	None	N/A
Other Pooled Investment Vehicles	2	$305,814,169	None	N/A
Other Accounts	2	$11,484,608	None	N/A
Derek M. Smashey
Registered Investment Companies	2	$2,465,081,518	None	N/A
Other Pooled Investment Vehicles	2	$305,814,169	None	N/A
Other Accounts	2	$11,484,608	None	N/A
Jason J. Votruba
Registered Investment Companies	2	$2,465,081,518	None	N/A
Other Pooled Investment Vehicles	2	$305,814,169	None	N/A
Other Accounts	2	$11,484,608	None	N/A

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
T. Rowe Price
Michael F. Reinartz
Registered Investment Companies	7	$9,536,008,028	None	N/A
Other Pooled Investment Vehicles	2	$6,774,917,330	None	N/A
Other Accounts	10	$2,072,768,452	None	N/A
UBS AM
Jonathan Davies
Registered Investment Companies	1	$31,209,740	None	N/A
Other Pooled Investment Vehicles	2	$944,000,000	None	N/A
Other Accounts	6	$11,773,883,305	None	N/A
Alistair Moran
Registered Investment Companies	1	$31,209,740	None	N/A
Other Pooled Investment Vehicles	4	$1,691,000,000	None	N/A
Other Accounts	3	$11,773,000,000	None	N/A
Wellington
Andrew M. Corry
Registered Investment Companies	8	$3,497,851,844	None	N/A
Other Pooled Investment Vehicles	13	$1,655,815,643	1	$60,072,535
Other Accounts	10	$1,858,912,402	1	$565,874,899
James H. Shakin
Registered Investment Companies	8	$3,497,851,844	None	N/A
Other Pooled Investment Vehicles	8	$1,168,436,541	1	$64,678,843
Other Accounts	11	$1,950,384,499	1	$565,874,899
Western Asset
Michael C. Buchanan
Registered Investment Companies	44	$45,504,869,441	None	N/A
Other Pooled Investment Vehicles	87	$35,164,834,827	3	$1,145,816,542
Other Accounts	245	$81,690,704,033	16	$8,836,626,161
Carl L. Eichstaedt
Registered Investment Companies	17	$41,494,468,949	None	N/A
Other Pooled Investment Vehicles	23	$12,635,254,540	None	N/A
Other Accounts	154	$46,853,348,558	6	$3,382,606,393
S. Kenneth Leech
Registered Investment Companies	102	$151,963,769,747	None	N/A
Other Pooled Investment Vehicles	267	$83,308,024,757	6	$1,576,457,475
Other Accounts	607	$196,918,874,389	29	$12,149,956,884
Chia-Liang Lian
Registered Investment Companies	26	$38,192,064,038	None	N/A
Other Pooled Investment Vehicles	41	$14,615,527,485	1	$111,716,445
Other Accounts	155	$30,710,049,565	10	$4,213,343,280
Mark S. Lindbloom
Registered Investment Companies	21	$44,199,622,241	None	N/A
Other Pooled Investment Vehicles	21	$11,970,668,273	None	N/A
Other Accounts	147	$38,031,350,859	6	$3,212,386,784

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Fund of the Trust may be presented with the following potential conflicts:

PLFA

From time to time, a potential conflict of interest may arise between a portfolio manager’s management of a Portfolio Optimization Fund or Pacific Funds Diversified Alternatives, on the one hand, and other Portfolio Optimization Funds, Pacific Funds Diversified Alternatives or the Underlying Funds on the other hand. This might occur, for example, if an Underlying Fund in which multiple Portfolio Optimization Funds or Pacific Funds Diversified Alternatives invest has limited capacity for further investment; or if certain Underlying Funds are more profitable than others. PLFA has a process in place to address these types of risks.

Pacific Asset Management

Pacific Asset Management may manage client assets with similar investment strategies, creating the potential for conflicts of interest as the fees for managing client accounts may differ from one another. As a registered investment adviser and a fiduciary, Pacific Asset Management exercises due care to ensure that investment opportunities are allocated equitably among all participating clients.

In general, investment decisions for each client will be made independently from those of other clients, with specific reference to the individual needs and objectives of each client.  Different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for client accounts within a similar investment strategy.  In addition, Pacific Asset Management will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all accounts, particularly if different accounts have materially different amounts of capital under management by Pacific Asset Management or different amounts of investable cash available.  As a result, although Pacific Asset Management manages multiple accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio management decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.  Pacific Asset Management has implemented policies and procedures to address trade allocation and aggregation decisions.  These policies and procedures seek to ensure fair and equitable treatment of all participating clients over time. The policies and procedures include compliance monitoring and oversight of allocation and aggregation practices.

AB

Investment Professional Conflict of Interest Disclosure. As an investment adviser and fiduciary, AB owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AB has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AB own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AB permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AB’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AB. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 60 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AB has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AB’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AB has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AB routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AB’s procedures are also designed to address potential conflicts of interest that may arise when AB has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AB could share in investment gains.

To address these conflicts of interest, AB’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

AQR

Each of the portfolio managers is also responsible for managing other accounts in addition to the Fund, including other accounts of AQR, or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other Funds of the Trust, and Proprietary Accounts), on the other. These other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

A number of potential conflicts of interest may arise as a result of AQR’s or the portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of AQR, capacity constrained, the availability of the strategy or investment type for the Fund and other accounts will be reduced regardless of the AQR’s trade allocation policies. A Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. AQR is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Fund and other accounts. Among other things, capacity constraints in a particular strategy or investment type could cause the Fund to close to all or certain new investors.

Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. AQR may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Fund. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts.

Whenever decisions are made to buy or sell investments by the Fund and one or more other accounts simultaneously, AQR or the portfolio managers may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to assure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to the Fund from time to time. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

To the extent that a Fund holds interests in an issuer that are different (or more senior or junior) than those held by other accounts, AQR may be presented with investment decisions involving circumstances where the interests of such other accounts may be in conflict with the Fund’s interests. Furthermore, it is possible that a Fund’s interest may be subordinated or otherwise adversely impacted by virtue of such other accounts’ involvement and actions relating to their investment. In addition, when a Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs or other activities related to its investment in the issuer absent an exemption. As a result, a Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if AQR believes it would be in the Fund’s best economic interests to do so. A Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if AQR believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that AQR considers to be at risk of default and restructuring or work-outs with debt holders, which may include a Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, AQR may avoid allocating an investment opportunity to a Fund that it would otherwise recommend, subject to our then-current allocation policy and any applicable exemptions.

AQR and the Fund’s portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees, such as the Fund, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to assure that all accounts, including the Fund, are treated fairly and equitably over time.

Ashmore

The following summarizes the policy of Ashmore for managing conflicts of interest. As an investment adviser to multiple client accounts, Ashmore recognizes that potential conflicts of interest may arise in its management of such accounts. Ashmore has adopted compliance policies and procedures that are designed to identify, manage and/or mitigate these conflicts. Although Ashmore believes its policies and procedures are appropriate to eliminate or minimize the harm of many potential conflicts of interest among Ashmore, its affiliates and clients, no set of policies and procedures can anticipate every potential conflict of interest. Accordingly, where a particular conflict that is not covered by such procedures arises, Ashmore will take the course of action most consistent with its policies to eliminate or minimize the harm of such conflict.

Conflicts of interest can arise where: (i) the interests of Ashmore conflict with those of a client (firm vs. client conflicts) and (ii) the interests of one client of Ashmore conflict with those of another of Ashmore’s clients (client vs. client conflicts). Ashmore has policies and arrangements in place to identify and manage conflicts of interest that may arise between Ashmore and its clients or between the Ashmore’s different clients. Ashmore has a policy of independence that requires its staff to disregard any personal interest, relationship or arrangement which gives rise to a conflict of interest and to ensure that the interests of clients prevail.

Ashmore places significant emphasis on its strong compliance culture, and the efficient operation of systems and controls, to manage issues such as conflicts of interest. Ashmore’s compliance department conducts regular monitoring checks to confirm that internal policies and procedures are followed.

Firm vs. client conflicts

Connected entity investment decisions — Ashmore acts as manager, investment manager, advisor or general partner to and may receive different rates of remuneration, including investment management/ advisory fees and performance fees from multiple client accounts. Whilst we may make decisions to buy or sell securities or other investments for one account and not another account, which may affect relative performance and hence the value of our remuneration based thereon, we will at all times have regard to our obligations to each client, taking into account such clients’ investment restrictions and other relevant factors.

Investment as principal — Ashmore has from time to time taken, and may from time to time take a long-term or short-term position in a client fund, in some cases to provide initial capital and establish a solid platform for the future growth of such client fund. We have and may also in the future co-invest in an investment alongside a client or client fund, either directly or indirectly, or invest in any entity which forms part of, or acquires part or all of, a client fund’s assets or client fund itself. Ashmore’s return on investment in a client fund will be determined by reference to the investment decisions we make for such client fund, and in the case of co-investment or other investment, by reference to the change in value of such investment. Principal transactions by Ashmore are made subject to policy and limits specified from time to time by the Board of Ashmore Group plc. Our policies require that all personal interests, relationships or arrangements, including those of our affiliated companies must be disregarded to ensure that the best interests of all clients are served.

Ashmore staff personal investments — certain directors and employees of Ashmore or of an affiliated company may hold or deal for their personal account in securities of a client or of any issuer in which securities or investments are held or dealt in on behalf of a client. They may also deal, outside closed periods, in the securities of the ultimate holding company, Ashmore Group plc or, in the case of joint ventures, hold shares or other investments in an affiliated company. All Ashmore directors and employees are subject to the Ashmore Personal Account Dealing Code.

Client vs. client conflicts

Aggregation of transactions in investments — Ashmore may aggregate purchase and sale transactions in investments (and associated transaction costs) for applicable clients (and as referred to above applicable investments as principal).

The applicable clients may have different or similar investment strategies, objectives and restrictions, and they may be structured differently (such as redemption and subscription (or analogous) terms). Accordingly, aggregation may result in different outcomes for certain such clients, for instance in respect of the holding period for an investment, the size of a client’s exposure to such investment, and the price at which an investment may be acquired or disposed of. Depending on the circumstances, aggregation may be advantageous or disadvantageous to the client.

Allocation of transactions in investments — aggregated transactions as referred to above, including costs and expenses thereof, are allocated to ensure that our clients have broadly equal access to a similar quality and quantity of suitable investment transactions, taking into account the factors mentioned above, amongst others. Our policy further requires all allocations to be effected at the same price, but in very limited instances this may not be achievable due to the mechanics of certain markets.

Transactions between clients — Ashmore may make decisions for one client to buy or sell units, shares or other investments in other funds, investment companies or other entities to which Ashmore or an affiliated company is the manager or investment manager (for example for a fund of fund).

Ashmore may potentially charge the higher of the two management fees and could double-charge performance fees where one fund invests in another emerging markets fund. Ashmore currently elects not to receive double performance fees on any such investments.

Ashmore may in certain circumstances effect a transaction between clients whereby one client buys an asset from another client for reasons that are beneficial to each client, on arms’ length terms. For example, a transaction between clients may be appropriate when a client fund has an obligation to meet applicable investment restrictions or investor redemption requirements, and where Ashmore determines that the investment continues to represent a valid opportunity to generate added value for one or more other clients to acquire the investment.”

BlackRock

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio manager may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio manager of this Fund is not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Boston Partners

The compensation paid to Boston Partners for managing the Fund is based on a percentage of assets under management and for certain accounts on a performance fee. Portfolio managers benefit from Boston Partners revenues and profitability. But no Portfolio Managers are compensated based directly on fee revenue earned by Boston Partners on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Boston Partners allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Boston Partners aggregates orders of the funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

ClearBridge

Potential conflicts of interest may arise when a fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for ClearBridge as sub-adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. ClearBridge has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to ClearBridge) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Eaton Vance

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern Eaton Vance’s trading practices, including among other things the aggregation and allocations of trades among clients, brokerage allocation, cross trades and best execution.

Invesco

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

• The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco and the Invesco Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

• Invesco determines which broker to use to execute each order for securities transactions for the Fund, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

• Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Fund’s and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Ivy

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

• The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Ivy seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

• The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. Ivy seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to Ivy’s Allocation Procedures.

Ivy and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Conflicts of Interest Between Ivy and the Trust:

Ivy will use the following three-step process to address conflicts of interest: (1) Ivy will attempt to identify any potential conflicts of interest; (2) Ivy will then determine if the conflict as identified is material; and (3) Ivy will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: Ivy will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. Ivy will review any potential conflicts that involve the following three general categories to determine if there is a conflict and if so, if the conflict is material:

• Business Relationships — Ivy will review any situation for a material conflict where Ivy provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that Ivy (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage Ivy to vote in favor of management.

• Personal Relationships — Ivy will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

• Familial Relationships — Ivy will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

Ivy will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material Conflicts”: Ivy will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, Ivy will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: Ivy will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•  Use a Proxy Voting Service for Specific Proposals — As a primary means of voting material conflicts, Ivy will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (“ISS”) or another independent third party if a recommendation from ISS is unavailable).

• Client directed — If the Material Conflict arises from Ivy’s management of a third party account and the client provides voting instructions on a particular vote, Ivy will vote according to the directions provided by the client.

• Use a Predetermined Voting Policy — If no directives are provided by either ISS or the client, Ivy may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and Ivy chooses to use a predetermined voting policy, Ivy will not be permitted to vary from the established voting policies established herein.

• Seek Board Guidance — If the Material Conflict does not fall within one of the situations referenced above, Ivy may seek guidance from the Board on matters involving a conflict. Under this method, Ivy will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. Ivy may use the Board guidance to vote proxies for its non-mutual fund clients.

Lord Abbett

Conflicts of interest may arise in connection with Lord Abbett portfolio managers’ management of the investments of the PF Developing Growth Fund and the investments of the portfolio managers’ other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted a Trade Allocation Policy, Policies and Procedures Relating to Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and the investments of the portfolio managers’ other accounts referenced in the table above.

MCG

MCG acts as investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, other commingled funds insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. MCG has adopted and implemented policies and procedures that are reasonably designed to address the potential conflicts associated with managing accounts for multiple clients, including the Fund, and are designed to ensure that all clients are treated fairly and equitably. MCG also has adopted and implemented policies and procedures that are reasonably designed to prevent conflicts of interests or the appearance of such conflicts when portfolio managers or other personnel own or engage in transactions involving certain commingled funds managed by MCG.

MFS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the PF Growth Fund and the PF International Large-Cap Fund, and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

MSIM

Morgan Stanley Investment Management Inc. (“MSIM”) and/or its affiliates (together "Morgan Stanley") provide a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions and other activities. Investors should be aware that there will be occasions when Morgan Stanley may encounter potential conflicts of interest in connection with its investment management services.

Other Accounts. In addition to responsibilities with respect to the management and investment activities of the Fund, MSIM and its affiliates may have similar responsibilities with respect to various other existing and future pooled investment vehicles and client accounts. Such other private investment funds, registered investment companies and any other existing or future pooled investment vehicles and separately managed accounts advised or managed by MSIM or any of its affiliates are referred to in this Statement of Additional Information collectively as the "Other Accounts." The existence of such multiple vehicles and accounts necessarily creates a number of potential conflicts of interest.

Investment Activities of the Fund and Other Accounts. In the course of providing investment advisory or other services to Other Accounts, MSIM and its affiliates might come into possession of material, nonpublic information that affects MSIM’s ability to buy, sell or hold Fund investments. In addition, affiliates of MSIM might own, and effect transactions in, securities of companies which MSIM and/or its affiliates cover in investment research materials or to whom affiliates of MSIM provide investment banking services or make a market in such securities, or in which MSIM, its affiliates and their respective shareholders, members, managers, partners, directors, officers and employees have positions of influence or financial interests. As a result, such persons might possess information relating to such securities that is not known to the individuals of MSIM responsible for managing the Fund's investments, or might be subject to confidentiality or other restrictions by law, contract or internal procedures.

The terms under which MSIM and its affiliates provide management and other services to Other Accounts may differ significantly from those applicable to the Fund. In particular, arrangements with certain Other Accounts might provide for MSIM and its affiliates to receive fees that are higher than the Advisory Fees payable by shareholders of the Fund. MSIM does not receive performance-based compensation in respect of its investment management activities on behalf of the Fund, but may simultaneously manage Other Accounts for which MSIM receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Fund, which may create a conflict of interest.

Potential conflicts also may arise due to the fact that certain securities or instruments may be held in some Other Accounts but not in the Fund, or certain Other Accounts may have different levels of holdings in certain securities or instruments than those of the Fund. In addition, MSIM or its affiliates may give advice or take action with respect to the investments of one or more Other Accounts that may not be given or taken with respect to the Fund or Other Accounts with similar investment programs, objectives, and strategies. Accordingly, the Fund and Other Accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. MSIM and its affiliates also may advise Other Accounts with conflicting programs, objectives or strategies. Different clients, including funds advised by MSIM or an affiliate, may invest in different classes of securities of the same issuer, depending on the respective client's investment objectives and policies. As a result, MSIM and its affiliates may at times seek to satisfy their fiduciary obligations to certain Other Accounts owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of such Other Accounts with respect to such class of securities, and those activities may have an adverse effect on the Fund or certain Other Accounts, which may own a different class of securities of such issuer.

Allocation of Investment Opportunities between Fund and Other Accounts. MSIM expects to conduct the Fund's investment program in a manner that is similar to the investment programs of certain of the Other Accounts, particularly where the investment objectives and policies of Other Accounts overlap (in whole or in part) with those of the Fund. However, there are or are expected to be differences among the Fund and the Other Accounts with respect to investment objectives, investment strategies, investment parameters and restrictions, portfolio management personnel, tax considerations, liquidity considerations, legal and/or regulatory considerations, asset levels, timing and size of investor capital contributions and withdrawals, cash flow considerations, available cash, market conditions and other criteria deemed relevant by MSIM and its affiliates (the nature and extent of the differences will vary from fund to fund). Furthermore, MSIM may manage or advise multiple Accounts (including Other Accounts in which Morgan Stanley and its personnel have an interest) that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited.

Notwithstanding these differences, there may be circumstances where the Fund and all Other Accounts participate in parallel investment transactions at the same time and on the same terms. MSIM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and any Other Account. To the extent that MSIM seeks to acquire the same security at the same time for more than one client account, it may not be possible to acquire a sufficiently large quantity of the security, or the price at which the security is obtained for clients may vary. Similarly, clients may not be able to obtain the same price for, or as large an execution of, an order to sell a particular security when MSIM is trading for more than one account at the same time. If MSIM manages accounts that engage in short sales of securities of the type in which the Fund invests, MSIM could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Transactions with Affiliates. MSIM might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. MSIM will not purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by MSIM on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law.

Furthermore, Morgan Stanley may face conflicts of interest when the Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

Oppenheimer

As indicated previously in the “Other Accounts Managed” sub-section, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Fund. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund or account is more advantageous to Oppenheimer than the fee structure of the Fund, Oppenheimer could have an incentive to favor the other fund or account. However, Oppenheimer’s compliance procedures and Code of Ethics recognize Oppenheimer’s obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

PIMCO

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In these cases, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to that Fund. Conversely, PIMCO’s duties to a Fund, as well as regulatory or other limitations applicable to a Fund, may affect the courses of action available to PIMCO-advised accounts that invest in a Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Funds or other accounts may result in certain Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. Moreover, a Fund or other account managed by PIMCO may invest in a transaction in which one or more other Funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

QS Investors

QS Investors maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

QS Investors has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, or market restrictions.

Similar Investment Strategies. QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed to be fair and equitable across client account portfolios by QS Investors’ methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies. QS Investors may manage long-short strategies alongside long only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that may arise from management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management.

In multi-asset strategies where QS Investors is responsible for asset allocation and has the discretionary authority to direct assets to funds or accounts managed by QS Investors, affiliated managers and/or unaffiliated managers, QS Investors may have financial or other incentives to advise that client assets be directed to funds or accounts managed by QS Investors instead of funds or accounts managed by affiliated managers or unaffiliated managers, or to advise that client assets be directed to funds or accounts managed by affiliated managers instead of unaffiliated managers.

QS Investors has established and implemented various policies and procedures to promote fair and equitable treatment and to manage these and other potential conflicts that may arise from differences in financial incentives. For example, in regard to the management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management. In regard to conflicts associated with fund/manager selection, QS Investors employs an asset allocation process that is primarily quantitative, and certain investment decisions that could be deemed to result in conflicts of interest (e.g., initial allocations or substantial increases in allocations to funds or accounts managed by QS Investors) are subject to review and pre-approval by certain management and compliance personnel.

Personal Holdings and Transactions. Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors also allows its employees to trade in securities that it recommends to advisory clients. QS Investors employees may buy, hold or sell securities at or about the same time that QS Investors purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by

QS Investors for its client accounts. QS Investors and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Investors. This may result in a potential conflict of interest since QS Investors’ employees have knowledge of such funds’ investment holdings, which is non-public information. QS Investors has implemented a Code of Ethics, which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing pre-clearance and reporting requirements, blackout periods, supervisory oversight, and other measures designed to reduce conflict.

Rothschild

Investment teams and individual portfolio managers may manage multiple accounts, including separate accounts, commingled funds, Undertakings for the Collective Investments of Transferable Securities (“UCITs”) and wrap accounts, using the same or a similar investment strategy (i.e., side-by-side management). The simultaneous management of these different investment products could create certain conflicts of interest as the fees for the management of certain types of products are higher than others.

The portfolio managers also manage accounts in which Rothschild and/or its personnel have an interest. Rothschild has an affirmative duty to treat all accounts fairly and equitably over time and maintains policies and has implemented policies and procedures designed to comply with that duty.

Although Rothschild manages numerous accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the investment decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. For example, different client guidelines and restrictions may result in different investment decisions between accounts. In addition, the portfolio managers will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible accounts if certain accounts have materially different amounts of investable cash or liquidity needs.

Other factors that may result in different investment decisions include client-directed brokerage arrangements, soft dollar restrictions, and the sponsor-mandated execution of trades through specified broker-dealers in connection with certain wrap programs, all of which limit Rothschild’s brokerage discretion.

Scout

Scout and its affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Scout has adopted policies and procedures to address the allocation of investment opportunities, the execution of portfolio transactions and other potential conflicts of interest that are designed to ensure that all clients are treated fair and equitably over time. Scout and its affiliates or their clients are or may be actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. When Scout or an affiliate seeks to purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable in accordance with Scout’s policies and procedures. In some cases, these transactions may adversely affect the size or price of the assets purchased or sold for the Fund. Further, transactions in investments by one or more other accounts or clients advised by Scout may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions or advice for other accounts. When Scout or one of its other clients implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Such transactions, particularly in respect of most proprietary accounts or customer accounts, may be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. Employees of Scout, including investment personnel, may buy and sell securities for their own personal accounts that are also bought and sold for the Fund. Scout has adopted and enforces a Code of Ethics that requires employees to follow standards of conduct when conducting these personal transactions.

T. Rowe Price

Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation Structures and Methods — T. Rowe Price” section within this SAI, T. Rowe Price’s portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

UBS AM

The portfolio management team’s management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

UBS Group AG (“UBS”) is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund.

UBS AM may purchase or sell, or recommend for purchase or sale, for the Fund or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS AM may recommend to the Fund or its other clients, or purchase for the Fund or its other clients, securities of issuers in which UBS has an interest as described in this paragraph.

From time to time and subject to client approval, UBS AM may rely on certain affiliates to execute trades for the Fund or its other accounts. For each security transaction effected by UBS, UBS AM may compensate and UBS may retain such compensation for effecting the transaction, and UBS AM may receive affiliated group credit for generating such business.

Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the Fund. UBS and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund.

UBS AM and its advisory affiliates utilize a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS AM’s personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS AM and its advisory affiliates, UBS AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS AM’s clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS AM’s clients may benefit advisory affiliates and their clients. UBS AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS AM’s overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS AM, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

Wellington

Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

A Portfolio Manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. Messrs. Corry and Shakin also manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Western Asset

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Beneficial Interest of Portfolio Managers

Portfolio managers are not required to own shares of the Fund(s) that they manage on behalf of the Trust. In addition, although the level of a portfolio manager’s securities ownership may be an indicator of his or her confidence in a Fund’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable Fund’s performance. As of the Trust’s fiscal year ended March 31, 2017, none of the portfolio managers beneficially owned shares in the Funds that they manage except as disclosed in the table below.

Portfolio Manager	Fund Managed	Dollar Range of Equity Securities Beneficially Owned
J.P. Leasure	Pacific Funds Floating Rate Income	$10,001 - $50,000
Michael Marzouk	Pacific Funds High Income	$1- $10,000
	Pacific Funds Short Duration Income	$1- $10,000
	Pacific Funds Core Income	$1- $10,000
	Pacific Funds Floating Rate Income	$10,001 - $50,000
	Pacific Funds Strategic Income	$1- $10,000
	Pacific Funds Limited Duration High Income	$1- $10,000
R. Daniel Oshinskie	Pacific Funds Small/Mid-Cap	$10,001 - $50,000
Brian M. Robertson	Pacific Funds Core Income	$1- $10,000
	Pacific Funds Strategic Income	$1- $10,000
	Pacific Funds High Income	$1- $10,000
David Weismiller	Pacific Funds Short Duration Income	$1- $10,000
	Pacific Funds Core Income	$10,001 - $50,000

FUND TRANSACTIONS AND BROKERAGE

Investment Decisions

Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment goals. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Fund.

It also sometimes happens that the Adviser or Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between the Fund and the Adviser’s or Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Manager. To the extent any Fund seeks to acquire the same security at the same time as another Adviser or Manager client, such Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned. The Adviser or Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

The Portfolio Optimization Funds and Pacific Funds Diversified Alternatives invest primarily in their respective Underlying Funds and do not incur commissions or sales charges in connection with investments in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Funds. Accordingly the following description is relevant for all Funds.

The Adviser or Manager for a Fund places all orders for the purchase and sale of securities, options, and futures contracts and other investments for a Fund through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Fund taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the U.S., payments of brokerage commissions are negotiated. In effecting purchases and sales of securities in transactions on U.S. stock exchanges for a Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the OTC markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Fund’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker, subject to compliance with the Trust’s policies, applicable law, and approval by the Board.

There is generally no stated commission in the case of debt securities, which are traded in the OTC markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

As permitted by Section 28(e) of the 1934 Act, the Adviser or Manager may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser or Manager, a commission amount which includes payment for both brokerage and research. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Fund may receive research services from many broker-dealers with which the Adviser or Manager places the Fund’s transactions. The Adviser or Manager for a Fund may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund within the Trust. The advisory fee paid by a Fund is not reduced because the Adviser or Manager and its affiliates receive such services.

As noted above, the Adviser or Manager may purchase new issues of securities for a Fund in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However,

FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The following table lists Funds that incurred brokerage commissions during the fiscal years ended:

Fund	3/31/17*		3/31/16*		3/31/15*
Pacific Funds Strategic Income	$4,985		$2,559		$7,739
Pacific Funds Floating Rate Income	N/A		N/A		$6,361
Pacific Funds High Income	$3,523		$2,638		$2,913
Pacific Funds Large-Cap[1]	$6,689		$778		N/A
Pacific Funds Large-Cap Value[1]	$16,488		$665		N/A
Pacific Funds Small/Mid-Cap[1]	$58,722		$1,817		N/A
Pacific Funds Small-Cap[1]	$11,059		$287		N/A
Pacific Funds Small-Cap Value[1]	$75,561		$454		N/A
Pacific Funds Small-Cap Growth[1]	$26,112		$299		N/A
PF Small-Cap Value Fund[2]	$197,613		$316,392		$253,059
PF Equity Long/Short Fund[3]	$12,342		$24,612		N/A
PF Large-Cap Growth Fund	$56,406		$71,606		$134,389
PF Mid-Cap Value Fund[4]	$95,828		$126,300		N/A
PF Large-Cap Value Fund	$52,028		$27,720		$83,172
PF Global Absolute Return Fund	$10,451		$22,885		$56,624
PF Comstock Fund	$89,579	[5]	$75,021	[6]	$119,819
PF Mid-Cap Growth Fund	$20,480		$42,759		$68,219
PF International Value Fund[7]	$155,545		$134,102		$177,036
PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)[8]	$31,048		$115,991		$158,590	[9]
PF Growth Fund	$20,232		$30,282		$32,735
PF International Large-Cap Fund	$132,306		$173,042		$172,992
PF Real Estate Fund	$38,173		$38,446		$42,466
PF Main Street Core Fund	$92,414		$107,268		$110,883
PF Emerging Markets Fund	$339,611		$175,936		$175,196
PF Inflation Managed Fund[10]	$5,926		$65,081		$20,705
PF Managed Bond Fund[11]	$307,208		$168,931		$107,258
PF International Small-Cap Fund[12]	$88,558		$67,721		$201,775
PF Mid-Cap Equity Fund	$147,882		$356,947		$347,648
PF Short Duration Bond Fund	$1,548		$2,270		$1,548
PF Emerging Markets Debt Fund	$25		N/A		N/A

* Increases/decreases in brokerage commissions from one year to the next are generally due to increased/decreased trading activity and/or an increase or decrease in fund assets, unless otherwise noted (e.g., change in sub-adviser).

1 The completion of the reorganization of the Predecessor Funds with and into Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value and Pacific Funds Small-Cap Growth occurred on January 11, 2016.

2 Effective May 1, 2014, AB became the sub-adviser of the PF Small-Cap Value Fund. NFJ Investment Group LLC served as the sub-adviser prior to that date.

3 The PF Equity Long/Short Fund commenced operations on April 27, 2015.

4 The PF Mid-Cap Value Fund commenced operations on July 29, 2015.

5 of which $3,085 was paid to Invesco Capital Markets, Inc., an affiliate of Invesco Advisers, Inc., in fiscal year 2017. For fiscal year 2017, 3.7% of the aggregate brokerage commissions were paid to, and 1.1% of the aggregate dollar amount of transactions involving payment of commissions was effected through, Invesco Capital Markets, Inc.

6 of which $916 was paid to Invesco Capital Markets, Inc., an affiliate of Invesco Advisers, Inc., in fiscal year 2016.

7 Effective May 1, 2017, Wellington became the sub-adviser of the PF International Value Fund. J.P. Morgan Investment Management Inc. served as the sub-adviser prior to that date.

8 Effective May 1, 2014, Lord Abbett became the sub-adviser of the PF Developing Growth Fund. Fred Alger Asset Management, Inc. served as the sub-adviser prior to that date.

9  of which $1,455 was paid to Fred Alger & Company, Incorporated, an affiliate of Fred Alger Management Inc., in fiscal year 2015.

10 Effective October 31, 2016, PIMCO became the sole sub-adviser of the PF Inflation Managed Fund. Between January 15, 2015 and October 31, 2016, Western Asset served as co-sub-adviser with PIMCO. Prior to January 15, 2015, PIMCO served as the sole sub-adviser.

11 Effective August 1, 2014, Western Asset became the co-sub-adviser of the PF Managed Bond Fund. PIMCO served as the sole-sub-adviser prior to that date.

12 The PF International Small-Cap Fund commenced operations on January 14, 2015.

For the fiscal year ended March 31, 2017, each of the following Funds, through their respective Manager(s), paid the following brokerage commissions to firms that may have provided eligible research and/or brokerage services:

Fund	Soft Dollar Commissions	Trade Amount resulting in those Commissions
Pacific Funds Large-Cap	$3,636	$4,167,131
Pacific Funds Large-Cap Value	$11,913	$30,695,157
Pacific Funds Small/Mid-Cap	$30,927	$34,583,884
Pacific Funds Small-Cap	$6,395	$5,778,821
Pacific Funds Small-Cap Value	$37,158	$43,857,107
Pacific Funds Small-Cap Growth	$19,534	$34,431,440
PF Small-Cap Value Fund	$131,971	$118,139,914
PF Large-Cap Growth Fund	$48,362	$177,577,985
PF Mid-Cap Value Fund	$52,135	$119,137,330
PF Large-Cap Value Fund	$24,533	$59,589,624
PF Comstock Fund	$75,006	$77,798,811
PF Mid-Cap Growth Fund	$7,867	$12,808,690
PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)	$15,200	$35,024,652
PF Growth Fund	$17,082	$74,807,181
PF International Large-Cap Fund	$102,097	$142,602,476
PF Main Street Core Fund	$103,937	$220,354,804
PF Emerging Markets Fund	$175,985	$164,096,806
PF Mid-Cap Equity Fund	$110,936	$170,664,808

During the fiscal year ended March 31, 2017, Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds High Income, and Pacific Funds Limited Duration High Income, as well as the PF Large-Cap Growth, PF Large-Cap Value, PF Comstock, PF International Value, PF Growth, PF International Large-Cap, PF Main Street Core, PF Inflation Managed, PF Managed Bond and PF Short Duration Bond Funds, acquired and sold securities of their Regular Broker-Dealers (as defined in the table below) and/or their Regular Broker-Dealers’ parent company. As of March 31, 2017, the following Funds held securities of their Regular Broker-Dealers and/or their Regular Broker-Dealers’ parent company as listed below:

Fund	Regular Broker-Dealers[1]	Value of Securities (in thousands)
Pacific Funds Short Duration Income	Bank of America Corp	$5,591
	Citigroup Inc.	$4,631
	Credit Suisse Group AG	$1,523
	Goldman Sachs Group	$6,582
	JPMorgan Chase & Co	$4,602
	Morgan Stanley	$4,955
Pacific Funds Core Income	Bank of America Corp	$12,358
	Citigroup Inc.	$5,014
	Credit Suisse Group AG	$3,199
	Goldman Sachs Group	$16,397
	JPMorgan Chase & Co	$9,584
	Morgan Stanley	$10,545
Pacific Funds Strategic Income	Bank of America Corp	$2,769
	Citigroup Inc.	$3,483
	Credit Suisse Group AG	$1,999
	Goldman Sachs Group	$4,293
	JPMorgan Chase & Co	$3,907
	Morgan Stanley	$3,222
	Jefferies Finance LLC	$2,509
Pacific Funds High Income	Jefferies Finance LLC	$124
	Bank of America Corp	$381

Fund	Regular Broker-Dealers[1]	Value of Securities (in thousands)
Pacific Funds Limited Duration High Income	Jefferies Finance LLC	$203
PF Large-Cap Growth Fund	Bank of America Corp	$1,949
PF Large-Cap Value Fund	Bank of America Corp	$6,057
	JP Morgan Chase & Co	$17,329
PF Comstock Fund	Citigroup Inc.	$10,620
	Goldman Sachs Group Inc.	$2,074
	JPMorgan Chase & Co	$7,184
	Morgan Stanley	$3,639
	Wells Fargo & Co	$3,606
PF International Value Fund	Citigroup Global Markets Ltd	$18,499
	Goldman Sachs International	$26,469
	Merrill Lynch International London	$19,903
	Morgan Stanley & Co. International	$13,547
	Sanford C Bernstein Ltd London	$16,893
PF Growth Fund	Goldman Sachs	$594
	Morgan Stanley	$626
PF International Large-Cap Fund	UBS	$3,912
PF Main Street Core Fund	Citigroup, Inc.	$9,203
PF Inflation Managed Fund	Goldman Sachs Group	$102
PF Managed Bond Fund	Bank of America Corp	$15,852
	Barclays Bank PLC	$5,959
	BNP Paribas	$351
	Citigroup Inc.	$13,143
	Credit Suisse	$8,420
	Goldman Sachs	$9,303
	HSBC Holdings PLC	$628
	JPMorgan Chase & Co	$13,324
	Morgan Stanley	$4,767
	UBS Group AG	$2,503
	Wells Fargo & Co	$11,702
PF Short Duration Bond Fund	Goldman Sachs & Company	$1,751
	Citigroup Global Markets	$2,022
	Morgan Stanley & Company	$1,611
	JP Morgan Chase & Co HQ	$631
	Bank of America Merrill Lynch	$1,175
	Wells Fargo Securities	$434
	Credit Suisse	$250

1 “Regular Broker-Dealers” means the top ten firms which the Manager uses, as determined and provided by the Manager, to execute transactions for the Fund(s) it manages. For purposes of determining the top ten firms, transactions executed by the Trust’s transitioning agent (in connection with manager transitions, reorganizations, asset allocation rebalancing, etc.) are excluded.

Portfolio Turnover

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, generally long-term securities are included and the purchase and sale of certain investments such as most derivative instruments, investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of investment are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Funds will vary from year to year, depending on market conditions and trading opportunities. Such changes do not necessarily reflect a change in long-term trading strategies of the Managers. Any changes in portfolio turnover rates which are less than 100% change from the prior year’s rates are not considered significant. Changes in Managers and investment personnel and reorganizations of Funds may result in the sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected Funds. Significant changes in turnover rates may occur in certain Funds for reasons other than market conditions and trading opportunities. All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance, and may also increase a Fund's realized capital gains or losses, which may affect the taxes you pay as a shareholder. The trading strategies of the PF Managed Bond Fund generally result in very high and fluctuating turnover rates and changes of approximately 200% in the turnover rates for this Fund are generally not considered significant.

For the period ended March 31, 2017 compared to the period ended March 31, 2016, the portfolio turnover rate for the PF Inflation Managed Fund increased significantly due to an increase in transaction activity related to the removal of the prior co-sub-adviser, the portfolio turnover rate for the PF Short Duration Bond Fund increased significantly due to cash flow activity, and the portfolio turnover rate for the PF Developing Growth Fund decreased significantly due to redemptions.

In addition, many of the Funds are Underlying Funds of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives of the Trust. As a result, changes to the allocations of the Portfolio Optimization Funds and/or Pacific Funds Diversified Alternatives may result in the transfer of assets from one Underlying Fund of the Trust to another. These changes, as well as changes in Managers and investment personnel and reorganizations of the Underlying Funds, may result in the purchase or sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected Underlying Funds. Significant changes in turnover rates may occur in certain Underlying Funds for reasons other than market conditions and trading opportunities.

Disclosure of Portfolio Holdings

The Trust may publicly disclose portfolio holdings periodically on the Trust’s website. The website address is www.PacificLife.com/PacificFundsMonthlyHoldings.html. Unaudited month-end holdings for each Fund are generally posted approximately three to five business days following month-end. There may be delays in reporting month-end holdings for certain Funds as noted on the website (“lag time”). The Trust reserves the right to post holdings for any Fund more frequently than monthly, but may subsequently resume monthly posting. Holdings information will remain available on the Trust’s website until the next period’s holdings are posted or longer if required by law. Portfolio holdings may also be included in periodic filings with the SEC.

More current, non-public holdings information is available to certain Trust service providers in order for such providers to fulfill their contractual obligations to the Trust. Such service providers, including (but not limited to) the Adviser, each Manager, the Trust’s custodian, auditors, counsel and Independent Trustees’ counsel, may receive or have access to non-public portfolio holdings without any lag time. Each of these service providers has a contractual duty to maintain the confidentiality of such non-public information, as well as not to trade on such information.

It is the policy of the Trust to maintain the confidentiality of non-public portfolio holdings information and not to divulge non-public portfolio holdings information to other parties except for legitimate business purposes and then only in accordance with the Trust’s disclosure of portfolio holdings policy and related procedures (“Disclosure of Portfolio Holdings Policy”). The Disclosure of Portfolio Holdings Policy is meant to protect the interests of the Trust’s shareholders and to address potential conflicts of interest that could arise between the interests of the Trust’s shareholders and those of a Trust service provider, including the Adviser, a Manager, the Distributor or their affiliates.

In addition to the Adviser and each Manager, the following parties have agreements with the Trust or the Adviser pursuant to which they may receive or have access to non-public portfolio holdings information without any lag time on an as-needed basis:

Advent Software Inc.	Ibbotson Associates Inc.
Automated Securities Clearance LLC	Institutional Services Inc. (“ISS”)
Barra, LLC	Interactive Data Pricing and Reference Data LLC (“IDC”), doing
Bloomberg Finance L.P.	business as ICE Data Services
BNY Mellon Investment Servicing Trust Company	Merrill Communications LLC
BNY Mellon Investment Servicing (US) Inc.	Pershing LLC

Citigroup Global Markets Inc.	Schiff Hardin LLP

Dechert LLP	Securities Class Action Services, LLC

Deloitte & Touche LLP	StarCompliance, Inc.
Diligent Board Member Services, Inc.	State Street Bank and Trust Company
Donnelley Financial, LLC (formerly named R. R. Donnelley)	Virtus Partners, LLC

Ernst & Young LLP	Zeno Consulting Group

FactSet Research Systems Inc.

The release of portfolio holdings information to a party, including the parties listed above, in advance of its release to all shareholders or the general public is permitted by the Disclosure of Portfolio Holdings Policy only when (i) the Trust, the Adviser, or the Manager or other Trust service provider releasing the information has a legitimate business purpose for releasing the information to the recipient, (ii) the release of information is believed not to violate the antifraud provisions of the federal securities laws or the Adviser’s or applicable Manager’s fiduciary duties, and (iii) the recipient is subject to a contractual duty of confidentiality with substantially the same terms and conditions as that of a Trust service provider, including a duty not to trade on the information (which duty may be encompassed by broader language, such as a duty to comply with anti-fraud provisions of, or applicable provisions of, federal securities laws), provided, however that the Adviser or Manager may not trade on such information in a manner inconsistent with applicable law or inconsistent with any internal policy adopted by the firm to govern trading by its employees.

In addition, when the Trust, the Adviser or Managers purchase and sell securities through broker-dealers, request bids on securities, or obtain price quotations on securities, the Trust may disclose one or more of its holdings. Companies which clear and settle trades may also have access to portfolio holdings information. The Trust has not entered into formal confidentiality agreements in connection with such situations; however, the Trust would not continue to conduct business with an entity believed to be misusing the disclosed information.

The Trust, or its duly authorized service providers, may disclose portfolio holdings to analysts, rating agencies, or other parties, the day after it has been posted to the Trust’s website or immediately after it has been filed with the SEC in a filing requiring the portfolio holdings to be included. There are no specific individuals or categories of individuals who authorize the release of portfolio holdings.

If the Trust or one of its duly authorized service providers seeks to disclose portfolio holdings to analysts, rating agencies, pricing services, trade and settlement or administrative services companies or any other parties prior to the time such information is made public, such disclosure would be conditioned on the recipient (e.g., a service provider to a Trust service provider) agreeing in writing to treat such portfolio holdings as confidential under substantially the same terms and conditions as that of the Trust’s service providers.

The Trust relies on the contractual obligations of the Trust’s service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. The Trust has an established process whereby Managers are asked to provide written confirmation as to their compliance with the Disclosure of Portfolio Holdings Policy.

No compensation is received by the Trust or the Adviser in connection with the disclosure of portfolio holdings information.

Notwithstanding anything in this section or the Disclosure of Portfolio Holdings Policy to the contrary, the Trust’s Board of Trustees, its General Counsel or its Chief Compliance Officer (“CCO”) may, on a case-by-case basis, authorize disclosure of the Trust’s portfolio securities, provided that, in their judgment, such disclosure is not inconsistent with the best interests of shareholders and, unless otherwise required by law, subject to the confidentiality requirements set forth in the Disclosure of Portfolio Holdings Policy. Each may also impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure of Portfolio Holdings Policy.

The Trust’s CCO receives reports of violations of the Disclosure of Portfolio Holdings Policy by the Trust, the Adviser, its service providers, and Managers. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she will report it to the Trust’s Board of Trustees, as required by Rule 38a-1.

NET ASSET VALUE (“NAV”)

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable Contingent Deferred Sales Charge (“CDSC”). Exchange orders within the Funds are effected at NAV. Each Fund’s shares are purchased, sold or exchanged at the Fund’s NAV next calculated after a request to buy, sell or exchange shares is received by the Trust or its designee in proper form. However, a Fund may, subject to approval by the Board, pay for a sale or exchange, in whole or in part, by a distribution of investments from a Fund, in lieu of cash, in accordance with applicable rules.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board. Valuation of investments held by the Funds is discussed in the Prospectuses.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

Pacific Select Distributors, LLC (“PSD”), a wholly-owned subsidiary of Pacific Life, serves as the principal underwriter and distributor (“Distributor”) of the continuous offering of each class of the Trust’s shares pursuant to a Distribution Agreement (“Distribution Agreement”) with the Trust, which is subject to annual approval by the Trust’s Board of Trustees. The Distributor, located at 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660, is a broker-dealer registered with the SEC. The Distribution Agreement is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of the Trust’s shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares, and receives a distribution and/or servicing fee with respect to each share class. The Distribution Agreement will continue in effect with respect to each Fund and each class of shares thereof for successive one year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Agreement or the Distribution and/or Service Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Agreement is terminated (or not renewed) with respect to a Fund or one or more of the classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trust currently offers Class A, B, C, I, P, R, S, T, Advisor Class and Investor Class shares (collectively, the “Shares”). Effective as of the close of business on July 31, 2017, Class B shares were closed and are no longer available for purchase by new or existing investors (existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the Trust’s exchange privilege). Although certain Funds may offer multiple classes of shares, not all Funds offer all share classes discussed herein. Certain share classes are limited to eligible investors. Please refer to the Prospectuses for more information on the share classes offered by a particular Fund.

Class A, C, I, R, T, Advisor Class and Investor Class shares of the applicable Funds are generally offered through firms which are members of FINRA, and which have selling or dealer agreements with the Distributor (each, a “selling group member”). Class S shares are offered through the Fund’s Distributor.

The Trust has adopted a Multi-Class Plan (“Multi-Class Plan”) pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class bears any class-specific expenses allocated to it; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of each Fund’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charges and Contingent Deferred Sales Charges

As described in the Prospectus, the applicable Funds are grouped into different categories for determining initial sales charges, which declines as the amount of the purchase reaches defined levels. The initial sales charge may be waived or reduced for certain purchases, as described in the Prospectus. A contingent deferred sales charge (“CDSC”) is imposed upon certain redemptions of Class A, B and C shares, subject to certain waivers described in the Prospectus.

Category I: Portfolio Optimization Funds and Pacific Funds Diversified Alternatives

	Maximum Sales Charge (Load)
Class A	Investment	Front-end Charge	Amount Reallowed to Dealers[1]
	Under $50,000	5.50%	4.75%
	$50,000 to under $100,000	4.75%	4.00%
	$100,000 to under $250,000	3.75%	3.00%
	$250,000 to under $500,000	3.00%	2.50%
	$500,000 to under $1,000,000	2.10%	1.60%
	$1,000,000 and over[2]	0.00%	0.00%[3]

1 The Distributor will also pay selling group members an annual servicing fee (through a trail commission) of 0.25% of the amount of Class A assets (0.35% of the amount of Class A assets purchased prior to January 1, 2007), out of its own assets. Trail commission is paid quarterly, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a service fee from the Fund of 0.25% of Class A assets pursuant to the Class A Service Plan, which helps the Distributor recoup a portion of its service expenses over time. Until December 31, 2006, the Distributor received from the Fund a distribution fee of 0.25% and a service fee of 0.25% pursuant to the prior Class A Distribution and Service Plan (12b-1 Plan), which helped the Distributor recoup a portion of its distribution and service expenses over time.

2 For purchases in which the account value totals $1 million or more, there is a CDSC of 1% (on the shares for which a front-end sales charge was not paid) if sold (redeemed) within 1 year of purchase.

3 The Distributor will pay selling group members a sales commission out of its own assets of 1% of the amount invested.

Category II: Pacific Funds Core Income, Pacific Funds High Income, Pacific Funds Strategic Income, Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value and Pacific Funds Small-Cap Growth

	Maximum Sales Charge (Load)
Class A	Investment	Front-end Charge	Amount Reallowed to Dealers[1]
	Under $100,000	4.25%	3.75%
	$100,000 to under $250,000	3.50%	3.25%
	$250,000 to under $500,000	2.25%	2.00%
	$500,000 and over[2]	0.00%	0.00%[3]

1 The Distributor will also pay selling group members an annual servicing fee (through a trail commission) of 0.25% of the amount of Class A assets, out of its own assets. Trail commission is paid quarterly, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a service fee from the Fund of 0.25% of Class A assets pursuant to the Class A Service Plan, which helps the Distributor recoup a portion of its service expenses over time.

2 For purchases in which the account value totals $500,000 or more, there is a CDSC of 1% (on the shares for which a front-end sales charge was not paid) if sold (redeemed) within 1 year of purchase.

3 The Distributor will pay selling group members a sales commission out of its own assets of 1% of the amount invested.

Category III: Pacific Funds Floating Rate Income, Pacific Funds Limited Duration High Income and Pacific Funds Short Duration Income

	Maximum Sales Charge (Load)
Class A	Investment	Front-end Charge	Amount Reallowed to Dealers[1]
	Under $100,000	3.00%	2.50%
	$100,000 to under $250,000	2.25%	1.75%
	$250,000 to under $500,000	1.50%	1.25%
	$500,000 and over[2]	0.00%	0.00%[3]

1 The Distributor will also pay selling group members an annual servicing fee (through a trail commission) of 0.25% of the amount of Class A assets, out of its own assets. Trail commission is paid quarterly, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a service fee from the Fund of 0.25% of Class A assets pursuant to the Class A Service Plan, which helps the Distributor recoup a portion of its service expenses over time.

2 For purchases in which the account value totals $500,000 or more, there is a CDSC of 1% (on the shares for which a front-end sales charge was not paid) if sold (redeemed) within 1 year of purchase.

3 The Distributor will pay selling group members a sales commission out of its own assets of 1% of the amount invested.

Category IV: All Funds Offering Class T Shares

	Maximum Sales Charge (Load)
Class T	Investment	Front-end Charge	Amount Reallowed to Dealers[1]
	Under $250,000	2.50%	2.50%
	$250,000 to under $500,000	2.00%	2.00%
	$500,000 to under $1,000,000	1.50%	1.25%
	$1,000,000 and over	1.00%	1.00%

1 The Distributor will also pay selling group members an annual servicing fee (through a trail commission) of 0.25% of the amount of Class T assets out of its own assets. Trail commission is paid quarterly, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a service fee from the Fund of 0.25% of Class T assets pursuant to the Class T Service Plan, which helps the Distributor recoup a portion of its service expenses over time. Class T shares have not yet commenced operations as of the date of this SAI.

For All Applicable Funds

		Contingent Deferred Sales Charge (Load) (CDSC)
Class B	Maximum Sales Charge (Load)	Years After Purchase:	CDSC on Shares Being Sold:
	No initial sales charge (load)[1]	1st	5.00%
		2nd	4.00%
		3rd	4.00%
		4th	3.00%
		5th	2.00%
		6th	2.00%
		7th	1.00%
		8th year and after	0.00%

1 The Distributor will pay selling group members a sales commission and first year servicing fee out of its own assets of 4% of the amount invested. The Distributor will also pay selling group members a servicing fee (through a trail commission) out of its own assets of 0.25% of the Class B assets. Trail commission is paid quarterly beginning in the thirteenth month, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a distribution fee of 0.75% and a service fee of 0.25% of Class B assets from the Fund pursuant to the Class B Distribution and Service Plan (12b-1 Plan), which helps the Distributor recoup a portion of its distribution and service expenses over time. Effective as of the close of business on July 31, 2017, Class B shares are no longer available for purchase. Any existing investors in Class B shares as of close of business on July 31, 2017 may continue to hold such shares, but will not be able to make any additional investments in Class B shares (except through reinvestment of dividends and capital gains distributions).

		Contingent Deferred Sales Charge (Load) (CDSC)
Class C	Maximum Sales Charge (Load)	Years After Purchase:	CDSC on Shares Being Sold:
	No initial sales charge (load)[1]	1st	1.00%

1 The Distributor will pay selling group members a sales commission and first year servicing fee out of its own assets of 1% of the amount invested. The Distributor will also pay selling group members a sales commission and servicing fee (through a trail commission) out of its own assets of 1.0% of the Class C assets. Trail commission is paid quarterly beginning in the thirteenth month, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a distribution fee of 0.75% and a service fee of 0.25% of Class C assets from the Fund pursuant to the Class C Distribution and Service Plan (12b-1 Plan), which helps the Distributor recoup a portion of its distribution and service expenses over time.

Class I	Maximum Sales Charge (Load)	Contingent Deferred Sales Charge (Load) (CDSC)
	No initial sales charge (load)[1]	None

1 There is no front-end or trail commission.

Class R	Maximum Sales Charge (Load)	Contingent Deferred Sales Charge (Load) (CDSC)
	No initial sales charge (load)[1]	None

1 There is no front-end commission. The Distributor will pay selling group members a sales commission and servicing fee in an annual trail commission of 0.50% of the amount invested, out of its own assets. Trail commission is paid quarterly, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a distribution fee of 0.25% and a service fee of 0.25% of Class R assets from the Fund pursuant to the Class R Distribution and Service Plan (12b-1 Plan), which helps the Distributor recoup a portion of its distribution and service expenses over time.

Advisor Class	Maximum Sales Charge (Load)	Contingent Deferred Sales Charge (Load) (CDSC)
	No initial sales charge (load)[1]	None

1  There is no front-end or trail commission.

Investor Class	Maximum Sales Charge (Load)	Contingent Deferred Sales Charge (Load) (CDSC)
	No initial sales charge (load)[1]	None

1 There is no front-end commission. The Distributor will pay selling group members a sales commission in an annual trail commission of 0.25% of the amount invested, out of its own assets. Trail commission is paid quarterly, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a distribution fee of 0.25% of Investor Class assets from the Fund pursuant to the Investor Class Distribution Plan (12b-1 Plan), which helps the Distributor recoup a portion of its distribution expenses over time.

Class S	Maximum Sales Charge (Load)	Contingent Deferred Sales Charge (Load) (CDSC)
	No initial sales charge (load)[1]	None

1 There is no front-end or trail commission.

Each Fund receives the entire net asset value of all its shares sold. The Distributor retains the applicable sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above tables. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow to dealers up to the full applicable sales charge, as shown in the above table, or may establish other sales programs during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels.

In certain cases described in the Prospectus, the CDSC is waived on redemptions of Class A, B or C shares for certain classes of individuals or entities on account of (i) the fact that the Fund’s sales-related expenses are lower for certain of such classes than for classes for which the CDSC is not waived, (ii) waiver of the CDSC with respect to certain of such classes is consistent with certain policies under the Code concerning the favored tax treatment of accumulations, or (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

For the fiscal years ended March 31, 2017, 2016 and 2015, the Distributor received and retained, as applicable, the following amounts in sales charges1 in connection with the sale of shares:

Fiscal Year End/Fund	Class A Sales Charges[2] Before Dealer Re-Allowance	Class A Sales Charges Retained	Class A Deferred Sales Charges	Class B Deferred Sales Charges	Class C Deferred Sales Charges
March 31, 2017
Pacific Funds Portfolio Optimization Conservative	$474,973	$73,319	$—	$29,827	$8,509
Pacific Funds Portfolio Optimization Moderate-Conservative	$806,624	$107,508	$1,207	$21,197	$7,020
Pacific Funds Portfolio Optimization Moderate	$2,085,910	$307,272	$—	$130,669	$17,791
Pacific Funds Portfolio Optimization Growth	$1,664,343	$250,413	$—	$74,462	$18,078
Pacific Funds Portfolio Optimization Aggressive-Growth	$547,339	$82,087	$—	$28,693	$6,094
Pacific Funds Short Duration Income	$120,470	$—	$367	$—	$8,340
Pacific Funds Core Income	$170,808	$—	$—	$—	$3,918
Pacific Funds Strategic Income	$163,091	$—	$—	$—	$3,127
Pacific Funds Floating Rate Income	$218,058	$—	$3,001	$—	$3,301
Pacific Funds High Income	$22,210	$849	$—	$—	$416
Pacific Funds Limited Duration High Income	$9,657	$—	$—	$—	$19
Pacific Funds Diversified Alternatives	$23,235	$3,535	$—	$—	$—
Pacific Funds Large-Cap	$47,000	$5,057	$—	$—	$397
Pacific Funds Large-Cap Value	$52,728	$5,183	$—	$—	$151
Pacific Funds Small/Mid-Cap	$165,961	$17,390	$—	$—	$763
Pacific Funds Small-Cap	$26,783	$2,848	$—	$—	$348
Pacific Funds Small-Cap Value	$17,485	$1,533	$—	$—	$2
Pacific Funds Small-Cap Growth	$15,685	$1,803	$—	$—	$1

Fiscal Year End/Fund	Class A Sales Charges[2] Before Dealer Re-Allowance	Class A Sales Charges Retained	Class A Deferred Sales Charges	Class B Deferred Sales Charges	Class C Deferred Sales Charges
March 31, 2016
Pacific Funds Portfolio Optimization Conservative	$847,395	$88,619	$—	$33,119	$13,178
Pacific Funds Portfolio Optimization Moderate-Conservative	$1,438,983	$234,013	$—	$48,193	$15,900
Pacific Funds Portfolio Optimization Moderate	$3,852,701	$599,313	$1,497	$113,500	$26,467
Pacific Funds Portfolio Optimization Growth	$2,750,474	$402,390	$1,786	$84,643	$16,357
Pacific Funds Portfolio Optimization Aggressive-Growth	$867,796	$127,747	$—	$35,873	$9,384
Pacific Funds Short Duration Income	$154,182	$—	$2,502	$—	$8,939
Pacific Funds Core Income	$287,044	$—	$17,301	$—	$19,606
Pacific Funds Strategic Income	$249,213	$—	$4,272	$—	$9,596
Pacific Funds Floating Rate Income	$133,313	$—	$—	$—	$12,461
Pacific Funds High Income	$46,448	$4,629	$—	$—	$247
Pacific Funds Limited Duration High Income	$25,229	$—	$4,244	$—	$374
Pacific Funds Diversified Alternatives	$18,298	$3,063	$—	$—	$474
Pacific Funds Large-Cap	$8,294	$845	$—	$—	$—
Pacific Funds Large-Cap Value	$8,764	$854	$—	$—	$—
Pacific Funds Small/Mid-Cap	$26,061	$2,492	$—	$—	$—
Pacific Funds Small-Cap	$7,009	$817	$—	$—	$—
Pacific Funds Small-Cap Value	$1,218	$153	$—	$—	$—
Pacific Funds Small-Cap Growth	$582	$45	$—	$—	$—
March 31, 2015
Pacific Funds Portfolio Optimization Conservative	$1,018,107	$100,624	$—	$47,511	$18,451
Pacific Funds Portfolio Optimization Moderate-Conservative	$1,968,636	$310,382	$—	$49,133	$18,076
Pacific Funds Portfolio Optimization Moderate	$5,574,752	$863,704	$6,538	$113,281	$37,073
Pacific Funds Portfolio Optimization Growth	$3,797,972	$574,692	$6,239	$93,798	$26,219
Pacific Funds Portfolio Optimization Aggressive-Growth	$1,140,662	$170,525	$—	$47,020	$6,109
Pacific Funds Short Duration Income	$125,832	$—	$6,032	$—	$7,808
Pacific Funds Core Income	$477,350	$—	$—	$—	$9,352
Pacific Funds Strategic Income	$386,296	$—	$8,000	$—	$7,233
Pacific Funds Floating Rate Income	$291,145	$—	$24,522	$—	$29,698
Pacific Funds High Income	$47,618	$—	$—	$—	$586
Pacific Funds Limited Duration High Income	$19,105	$—	$—	$—	$2,342
Pacific Funds Diversified Alternatives	$58,086	$9,510	$—	$—	$4

1 Class I and Class R shares are available without a sales charge.

2 Includes up-front sales charges on Class A share sales only. Certain amounts for fiscal year 2015 have been restated to remove indirect commissions paid by the Distributor that were not covered by a sales charge.

Class T shares have not yet commenced operations as of the date of this SAI. As such, this information for Class T is not included.

Distribution and/or Servicing Plans for Class A, B, C, R, T and Investor Class Shares

Pursuant to separate Distribution and Service Plans for Class B, Class C and Class R shares, the Distribution Plan for Investor Class shares, and the Service Plan for Class A and Class T shares (together the “Plans”), in connection with the distribution of Shares of the Trust and in connection with services rendered to the shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives certain distribution and/or servicing fees from the Funds. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to the Shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Funds to selling group members, and (ii) all or a portion of the servicing fees it receives from the Funds to selling group members, certain banks and other financial intermediaries, in both cases subject to compensation schedules which may be based on the amount of Shares held by customers of such brokers, banks or other financial intermediaries. In addition, the Distributor may, at its own expense, pay concessions in addition to the payment of distribution and servicing fees out of its own assets to brokers that satisfy certain criteria established from time to time by the Distributor.

The Distributor makes distribution and servicing payments to selling group members, certain banks and other financial intermediaries in connection with the sale of Shares. In the case of Class A and Class T shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor (for Class T shares, the entire front-end sales charge is paid to the financial intermediary, with no amount being retained by the Distributor), except for Class A shares in cases where such shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B and C shares, selling group members and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class R shares, the Distributor will pay dealers an annual trail commission of 0.50% of the amount invested. Pursuant to the Distribution Agreement with the Trust, with respect to each Fund’s Shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

The Plans (other than the Service Plans for Class A and Class T shares) were adopted pursuant to Rule 12b-l under the 1940 Act. The Plans are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of the Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses. The distribution fees applicable to the Shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Shares, including compensation to, and expenses (including overhead expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Shares, printing of prospectuses and reports other than for existing shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to the Shares of the Fund, may be spent by the Distributor on personal services rendered to shareholders of the Fund and the maintenance of shareholder accounts, including, but not limited to, compensation to, and expenses (including overhead expenses) of, the Distributor, selling group members, financial consultants or other employees of selling group members, certain banks and other financial intermediaries or service providers who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares (including through the maintenance of websites through which shareholders can obtain information about the Trust and their accounts), who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, who train personnel in the provision of such services, or who provide other services to shareholders. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by the Shares of any Fund may indirectly support sales and servicing efforts relating to other Funds’ shares. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of the Funds’ shares, and allocates other expenses to each Fund based on its relative net assets. Expenses allocated to a Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

	Servicing Fee	Distribution Fee
Class A1	0.25%	0.00%
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class I, Class P, Advisor Class and Class S2	0.00%	0.00%
Class R	0.25%	0.25%
Class T1	0.25%	0.00%
Investor Class[3]	0.00%	0.25%

1 Class A and Class T shares have a 0.25% non 12b-1 service fee.

2  Class I, Class P, Advisor Class and Class S shares do not charge service or distribution fees.

3 Investor Class Shares have a 0.25% 12b-1 distribution fee.

In addition, the Distributor may from time to time pay marketing support or other fees or incentives to selected selling group members in connection with the sale or servicing of any class of shares of the Funds. On some occasions, such bonuses, fees or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The Trust, PLFA or its affiliates (including the Distributor) may also pay selling group members and other intermediaries for transfer agency and other services.

If in any year the Distributor’s expenses incurred in connection with the distribution of the Shares and in connection with the servicing of shareholders and the maintenance of shareholder accounts exceed the distribution and servicing fees paid by the Funds, the Distributor would recover such excess only if the Plan with respect to such class of shares continues to be in effect in some later year when the distribution and servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Plan terminates.

The following chart reflects, as of the Trust’s fiscal year ended March 31, 2017, the approximate amount of aggregate unreimbursed expenses under each Plan as both total dollars as well as a percentage of the net assets of each class as of March 31, 2017.

	Aggregate Unreimbursed Expenses Under Each Plan	Unreimbursed Expenses as a Percentage of the Net Assets of Each Class
Class A Plan	None	None
Class B Plan	$5,008,000	1.5%
Class C Plan	$30,547,000	1.8%
Class R Plan	$2,868,000	4.7%
Investor Class Plan	$116,000	1.3%

Class T shares have not yet commenced operations as of the date of this SAI. As such, this information for Class T is not included.

Each Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Distributor is required to submit to the Trustees quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Plan may be amended by vote of the Independent Trustees cast in person at a meeting called for the purpose. As long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Independent Trustees.

The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

If a Plan is terminated (or not renewed) with respect to one or more Funds or classes of shares, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

For the fiscal year ended March 31, 2017, the Trust paid the Distributor $6,074,749 pursuant to the Class A Service Plan.

Class T shares have not yet commenced operations as of the date of this SAI. As such, this information for Class T is not included.

The dollar amounts and the manner in which 12b-1 amounts paid by each Fund were spent, were as follows:

	For the fiscal year ended 3/31/17
Fund	Class B	Class C	Class R
Pacific Funds Portfolio Optimization Conservative[1]
(i) allocation of distribution-related overhead expenses	$165,729	$41,714	$—
(ii) printing and mailing of sales material to prospective shareholders	$353	$3,580	$280
(iii) compensation to broker-dealers	$154,731	$1,591,265	$50,328
(iv) printing and mailing of prospectuses to other than current shareholders	$136	$1,190	$—
Pacific Funds Portfolio Optimization Moderate-Conservative[1]
(i) allocation of distribution-related overhead expenses	$239,397	$54,323	$—
(ii) printing and mailing of sales material to prospective shareholders	$510	$4,663	$161
(iii) compensation to broker-dealers	$223,511	$2,072,274	$28,892
(iv) printing and mailing of prospectuses to other than current shareholders	$197	$1,550	$—
Pacific Funds Portfolio Optimization Moderate[1]
(i) allocation of distribution-related overhead expenses	$713,827	$137,649	$—
(ii) printing and mailing of sales material to prospective shareholders	$1,520	$11,815	$682
(iii) compensation to broker-dealers	$666,457	$5,250,963	$122,467
(iv) printing and mailing of prospectuses to other than current shareholders	$588	$3,926	$—
Pacific Funds Portfolio Optimization Growth[1]
(i) allocation of distribution-related overhead expenses	$514,347	$91,328	$—
(ii) printing and mailing of sales material to prospective shareholders	$1,095	$7,839	$461
(iii) compensation to broker-dealers	$480,215	$3,483,935	$82,900
(iv) printing and mailing of prospectuses to other than current shareholders	$423	$2,605	$—

	For the fiscal year ended 3/31/17
Fund	Class B	Class C	Class R
Pacific Funds Portfolio Optimization Aggressive-Growth[1]
(i) allocation of distribution-related overhead expenses	$151,561	$25,391	$—
(ii) printing and mailing of sales material to prospective shareholders	$323	$2,179	$195
(iii) compensation to broker-dealers	$141,503	$968,616	$34,949
(iv) printing and mailing of prospectuses to other than current shareholders	$125	$724	$—
Pacific Funds Short Duration Income
(i) allocation of distribution-related overhead expenses	N/A	$11,593	N/A
(ii) printing and mailing of sales material to prospective shareholders	N/A	$995	N/A
(iii) compensation to broker-dealers	N/A	$442,232	N/A
(iv) printing and mailing of prospectuses to other than current shareholders	N/A	$331	N/A
Pacific Funds Core Income
(i) allocation of distribution-related overhead expenses	N/A	$33,776	N/A
(ii) printing and mailing of sales material to prospective shareholders	N/A	$2,899	N/A
(iii) compensation to broker-dealers	N/A	$1,288,448	N/A
(iv) printing and mailing of prospectuses to other than current shareholders	N/A	$963	N/A
Pacific Funds Strategic Income
(i) allocation of distribution-related overhead expenses	N/A	$12,099	N/A
(ii) printing and mailing of sales material to prospective shareholders	N/A	$1,038	N/A
(iii) compensation to broker-dealers	N/A	$461,528	N/A
(iv) printing and mailing of prospectuses to other than current shareholders	N/A	$345	N/A
Pacific Funds Floating Rate Income
(i) allocation of distribution-related overhead expenses	N/A	$41,425	N/A
(ii) printing and mailing of sales material to prospective shareholders	N/A	$3,556	N/A
(iii) compensation to broker-dealers	N/A	$1,580,287	N/A
(iv) printing and mailing of prospectuses to other than current shareholders	N/A	$1,182	N/A
Pacific Funds Limited Duration High Income
(i) allocation of distribution-related overhead expenses	N/A	$781	N/A
(ii) printing and mailing of sales material to prospective shareholders	N/A	$67	N/A
(iii) compensation to broker-dealers	N/A	$29,795	N/A
(iv) printing and mailing of prospectuses to other than current shareholders	N/A	$22	N/A
Pacific Funds High Income
(i) allocation of distribution-related overhead expenses	N/A	$1,208	N/A
(ii) printing and mailing of sales material to prospective shareholders	N/A	$104	N/A
(iii) compensation to broker-dealers	N/A	$46,089	N/A
(iv) printing and mailing of prospectuses to other than current shareholders	N/A	$34	N/A
Pacific Funds Diversified Alternatives
(i) allocation of distribution-related overhead expenses	N/A	$253	N/A
(ii) printing and mailing of sales material to prospective shareholders	N/A	$22	N/A
(iii) compensation to broker-dealers	N/A	$9,646	N/A
(iv) printing and mailing of prospectuses to other than current shareholders	N/A	$7	N/A

1 Since all share classes of the Portfolio Optimization Funds invest in Class P (previously Class A shares) shares of the Underlying Funds, the applicable 12b-1 distribution and/or service fee for the Portfolio Optimization Funds was reduced to avoid duplication of fees. A pro rata portion of the distribution and servicing fee revenues from the Underlying Funds was used to compensate the Distributor for its distribution and servicing expenses associated with the Portfolio Optimization Funds. The Class A shares of the Underlying Funds were converted to Class P shares effective July 1, 2010. The Class P shares do not charge service or distribution fees.

	For the fiscal year ended 3/31/17
Fund	Class C	Investor
Pacific Funds Large-Cap
(i) allocation of distribution-related overhead expenses	$436	$—
(ii) printing and mailing of sales material to prospective shareholders	$37	$—
(iii) compensation to broker-dealers	$16,624	$1,207
(iv) printing and mailing of prospectuses to other than current shareholders	$13	$—

	For the fiscal year ended 3/31/17
Fund	Class C	Investor
Pacific Funds Large-Cap Value
(i) allocation of distribution-related overhead expenses	$452	$—
(ii) printing and mailing of sales material to prospective shareholders	$39	$—
(iii) compensation to broker-dealers	$17,259	$890
(iv) printing and mailing of prospectuses to other than current shareholders	$13	$—
Pacific Funds Small/Mid-Cap
(i) allocation of distribution-related overhead expenses	$790	$—
(ii) printing and mailing of sales material to prospective shareholders	$68	$—
(iii) compensation to broker-dealers	$30,146	$9,805
(iv) printing and mailing of prospectuses to other than current shareholders	$23	$—
Pacific Funds Small-Cap
(i) allocation of distribution-related overhead expenses	$85	$—
(ii) printing and mailing of sales material to prospective shareholders	$7	$—
(iii) compensation to broker-dealers	$3,225	$534
(iv) printing and mailing of prospectuses to other than current shareholders	$2	$—
Pacific Funds Small-Cap Value
(i) allocation of distribution-related overhead expenses	$128	$—
(ii) printing and mailing of sales material to prospective shareholders	$11	$—
(iii) compensation to broker-dealers	$4,897	$285
(iv) printing and mailing of prospectuses to other than current shareholders	$4	$—
Pacific Funds Small-Cap Growth
(i) allocation of distribution-related overhead expenses	$25	$—
(ii) printing and mailing of sales material to prospective shareholders	$2	$—
(iii) compensation to broker-dealers	$937	$2,619
(iv) printing and mailing of prospectuses to other than current shareholders	$—	$—

The Trustees believe that the Plans will provide benefits to the Trust. The Trustees believe that the Plans will result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares that would occur in the absence of the Plans or under alternative distribution and servicing schemes. Although the Trust’s expenses are essentially fixed, the Trustees believe that the effect of the Plans on sales and/or redemptions may benefit the Funds by reducing Fund expense ratios and/or by affording greater flexibility to Managers. From time to time, expenses of the Distributor incurred in connection with the sale of any class of shares of the Funds, and in connection with the servicing of shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to each class of shares.

Independent financial intermediaries unaffiliated with Pacific Life or its affiliates may perform administrative services and/or transfer agency functions with respect to applicable clients whose assets may be invested in the Funds. These administrative services and transfer agency functions, normally provided by Pacific Life as Administrator or the Funds’ transfer agent and/or sub-administrator (“Service Providers”) directly to Fund shareholders, may include, among other services, acting as shareholder of record, processing purchase and redemption orders, answering questions, establishing and maintaining individual account records (e.g., sub-accounting, cost basis reporting, beneficial owner account statements), and delivering account statements, applicable tax forms, and proxy materials to beneficial owners. Pacific Life may pay these amounts out of its own resources to compensate or reimburse such unaffiliated entities for the provision of these services and functions, which Pacific Life or the Funds’ Service Providers normally would perform.

Distribution and Servicing Arrangements

The following is additional information relating to revenue sharing payments discussed in the “Distribution and Servicing Arrangements” section of the Prospectuses.

As of March 31, 2017, the following firms have arrangements in effect with the Distributor pursuant to which the firm may be entitled to receive a revenue sharing payment: Ameriprise Financial Services, Inc., BBVA Securities, Inc., BancWest Investment Services, Inc., BOK Financial Securities, Inc., Cetera Advisors, Cetera Advisor Network., Cetera Financial Institutions, Cetera Financial Specialists, Citigroup Global Markets Inc., Citizen Securities Inc., CUNA Brokerage Services, Inc., Cuso Financial Services LP, Fifth Third Securities, Inc., First Allied Securities, Inc., FSC Securities Corporation, Geneos Wealth Management, Inc., Girard Securities, Independent Financial Group, Investa Corp Inc., Invest Financial Corporation, Investment Centers of America, Inc., Investment Professionals Inc., Jacques Financial LLC, JP Morgan Securities LLC, Key Investment Services LLC, KMS Financial Services, Legend Equities Corporation, Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., LPL

Financial Corporation, Merrill Lynch, Pierce, Fenner and Smith Incorporated, Morgan Stanley , Mutual Of Omaha Investor Services Inc., National Planning Corporation, NEXT Financial Group, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., Royal Alliance Associates, Inc., SagePoint Financial Inc., Santander Securities, Securities America, Securities Service Network, SII Investments, Inc., Signator Investors, Inc., Sorrento Pacific Financial, LLC, Stifel Nicolaus & Company, Summit Financial Service Group, Inc., Suntrust Investment Services Inc., The Huntington Investment Company, Transamerica Financial Advisors Inc., Triad Advisors, Inc., UBS Financial Services, Inc., Investacorp Inc., Navy Federal Brokerage Services, LLC, US Bancorp Investments, Inc., Voya Financial Advisors, Inc., VSR Financial Services, Wells Fargo Advisors LLC, Wells Fargo Advisors Financial Network, Wescom Financial Services, Inc. and Woodbury Financial Services, Inc.

As of March 31, 2017, the following firms, which in some cases are broker-dealers, have arrangements in effect with the Distributor and its affiliates to receive payments for administrative and shareholder services provided to certain employer-sponsored retirement, savings or benefit plans: Alerus Financial, N.A., Ascensus, Inc., Charles Schwab Trust Company, Inc., CUNA Mutual Retirement Solutions, Dailyaccess Corporation, Digital Retirement Solutions, Inc., Dyatech, LLC, ExpertPlan, Inc. an Ascensus Company, GWFS Equities, Inc., Mid Atlantic Capital Corporation, MSCS Financial Services, LLC, Nationwide Financial Services, Inc., Newport Retirement Services, Inc., Plan Administrators, Inc., Reliance Trust Company-Atlanta, Georgia, Retirement Plan Company, SEI Private Trust Company, Standard Retirement Services, Inc., TD Ameritrade Trust Company, Union Bank of California, N.A., U.S. Bank, Wells Fargo Bank, NA and Wilmington Trust Company.

In addition to the revenue sharing payments discussed in the Prospectuses and above, the Distributor or an affiliate may pay expense allowances and reimbursements, and training allowances. Such payments may offset the selling group member’s expenses in connection with activities that it would be required to perform in any event, such as educating personnel and maintaining records. The Distributor may also make payments to certain firms that sell shares of the funds in connection with client maintenance support, statement preparation and transaction processing. The types of payments the Distributor may make include, among others, payment of ticket charges per purchase or exchange orders placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or payments for ancillary services such as setting up funds on a firm’s mutual fund trading system. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

The Distributor or its affiliates may provide financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the FINRA. The Distributor may make payments for entertainment events they deem appropriate, subject to the Distributor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated of uncompensated relationships with the investment adviser or its affiliates that are not related to the funds.

Portfolio managers may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PLFA, Pacific Life or the Distributor that are attended by, among others, registered representatives of the Distributor, who would receive information and/or training regarding the Funds of the Trust and their management by the Managers. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of PLFA, Pacific Life or the Distributor, officers and Trustees of the Trust, and spouses/guests of the foregoing. The Trust’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Trust pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PLFA, Pacific Life or the Distributor. Additional expenses and promotional items may be paid for by PLFA, Pacific Life and/or Fund Managers. In consideration for the Distributor’s sales, marketing and distribution support services provided to Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small-Cap Growth, Pacific Funds Small-Cap Value, Pacific Funds Small-Cap and Pacific Funds Small/Mid-Cap, Rothschild Asset Management Inc., so long as it serves as sub-adviser to these Funds, will pay a marketing support fee to the Distributor of 0.05% based on the annual percentage of the average daily net assets of Pacific Funds Small-Cap Growth, Pacific Funds Small-Cap Value, Pacific Funds Small-Cap and Pacific Funds Small/Mid-Cap.

Purchases, Redemptions and Exchanges

Purchases, exchanges, and redemptions of Class A, B, C, I, R, S, T, P, Advisor Class and Investor Class shares are discussed in the applicable Prospectuses and that information is incorporated herein by reference.

The Fund adopted a policy with respect to limitations on exchanges which is discussed in the Prospectuses.

Shares of any Fund may be redeemed on any day the Trust is open for business upon receipt of a request for redemption. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within three days following receipt of instructions in proper form, or sooner, if required by law. However, the Trust has the right to take up to seven days to pay redemption proceeds. The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for more than seven days for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Certain managed account clients of PLFA or its affiliates may purchase shares of the Fund. To avoid the imposition of duplicative fees, PLFA may be required to make adjustments in the management fees charged separately by PLFA to these clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Fund.

As described in the Prospectuses, a shareholder may exchange shares of a Fund for shares of the same class of any other available Fund without paying any additional sales charge (except for Class T shares, which do not allow for exchanges). The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of an available Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another available Fund, the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund.

With respect to Class B or C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. For additional information regarding exchanges and permitted exchanges, please see the Prospectuses.

The Underlying Funds offer Class P shares, which are sold at NAV, and are only available for investment by the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives and PLFA and certain of its affiliates.

Orders for exchanges received after the scheduled close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day. Orders for exchanges received after the scheduled close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

An excessive number of exchanges may be disadvantageous to a Fund. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar month. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

Class A or Class C shares of a Fund held by or through a financial intermediary may be converted to Advisor Class shares of the same Fund by the intermediary. In addition, Class C shares of a Fund held by or through a financial intermediary may be converted to Class A shares of the same Fund at NAV (without an initial sales charge) by the intermediary. To be eligible for such a conversion, the financial intermediary must: (1) initiate the conversion; (2) hold shares on behalf of investors who meet all eligibility requirements for the share class into which the shareholder is being converted (Advisor Class shares or Class A shares), as described in the applicable Prospectuses and this SAI; (3) structure the conversion as a non-taxable conversion; and (4) provide such additional information as may be requested by the Distributor or Fund, including a written certification that the financial intermediary meets all eligibility requirements for the conversion. Orders for conversions accepted prior to the scheduled close of regular trading on the NYSE on any day the Trust is open for business will be executed at the respective NAVs determined as of the close of business that day. Orders for conversions accepted after the scheduled close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day. Once an approved financial intermediary has completed an initial conversion of accounts pursuant to this process, that financial intermediary may subsequently convert additional eligible accounts. Shareholders should consult their financial firm for more information about the conditions under which their accounts may be converted. Shareholders should consult their tax advisers regarding any federal, state and other tax consequences of a conversion. This policy applies to all financial intermediaries authorized to sell Fund shares.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of the Trust. Under these procedures, a Fund generally may satisfy a redemption request from an affiliated person in-kind, provided that: (a) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (b) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s NAV; (c) the redemption-in-kind is consistent with the Fund’s prospectus and statement of additional information; and (e) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to close an account and redeem shares if the account does not have a value of at least the minimum initial investment. The Prospectuses may set different minimum account balances for one or more classes from time to time depending upon the Trust’s current policy. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by its Board of Trustees.

The Distributor may have an agreement with certain financial intermediaries (“Intermediary”) that permits the Intermediary to accept orders on behalf of the Trust in accordance with the Prospectuses (“Proper Form”), currently prior to the scheduled close of the NYSE, which usually closes at 4:00 p.m. Eastern time. Such agreement may include authorization for the Intermediary to designate other financial intermediaries (“Sub-Designees”) to accept orders on behalf of the Trust on the same terms that apply to the Intermediary (each an “Authorized Agent”). If the Intermediary or, if applicable, its Sub-Designee, receives an order in Proper Form, and such order is transmitted to the Trust in accordance with the agreement between the Distributor and the Intermediary, then the Trust will price the order at the Fund’s next net asset value calculated after such Intermediary or, if applicable, its Sub-Designee, received such order.

If you are investing indirectly in the Funds through an Intermediary such as a broker-dealer, a bank (including a bank trust department), an investment adviser, an administrator, or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Funds for trading on behalf of its customers, different guidelines, conditions, and restrictions may apply than if you held your shares of the Funds directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares; (ii) different standards to effect transactions by telephone; (iii) inability to offer certain privileges, such as a Letter of Intent, preauthorized investment programs, systematic withdrawal plan, etc.; or (iv) inability to link accounts held through different Intermediaries for rights of accumulation. The Intermediary through which you are investing may also charge transaction or other fees, including service fees, for maintaining your account. Consult with your Intermediary to determine what fees, guidelines, conditions, limitations and/or restrictions, including any of the foregoing, are applicable to you.

PERFORMANCE INFORMATION

From time to time the Trust may make available certain information about the performance of some or all of the classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s record to a recent date and is not intended to indicate future performance.

The total return of classes of shares of Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund, or for other periods as permissible under applicable regulation, as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1 and servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Fund’s advertisements may also show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Trust may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund’s actual net investment income for that period.

Performance information is computed separately for each class of a Fund. The Trust may, from time to time, include the yield and total return for each class of shares of all of the Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund’s performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services or other firms as having the same investment goals. Information provided to any newspaper or similar listing of a Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectus and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Performance information for a Fund may be compared in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare a Fund’s results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., Morningstar or another independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on current or recent costs of college and an assumed rate of increase for such costs.

In its advertisements and other materials, a Fund may compare the returns over periods of time of investments in equities, debt and treasury bills to each other and to the general rate of inflation.

A Fund may also compare the relative historic returns and range of returns for an investment in each of equities, debt and treasury bills to a fund that blends all three investments.

A Fund may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years.

A Fund may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans.

Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron’s, Pensions and Investments, Forbes, Smart Money, The New York Times, Kiplinger’s Personal Finance, Fortune, Money Magazine, Morningstar and Lipper. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Trust. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

Each Fund intends to qualify annually and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To be taxed as a RIC, each Fund electing to be a RIC generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or in two or more controlled issuers in the same or similar trades or businesses or in certain publicly traded partnerships; and (c) distribute each taxable year dividends of an amount at least equal to the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) reported by a Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund electing to be a RIC intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, a Fund subject to the excise tax must distribute (or be deemed to have distributed) during each calendar year an amount at least equal to the sum of, (i) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. To avoid application of the excise tax, each Fund subject to the excise tax intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares; any amounts distributed in excess of such basis will be taxable to the shareholder in the same manner as a sale or exchange of such shares.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which generally are taxable to shareholders as ordinary income (except to the extent that they are “qualified dividends”), even though those distributions might otherwise, at least in part, have been treated in the shareholders’ hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets in order to qualify as a RIC in a subsequent year.

Distributions

All dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid from a Fund’s investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will generally not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Dividends paid by a Fund may be eligible for the corporate dividends received deduction to the extent derived from dividends received by a Fund from domestic corporation and assuming certain holding period requirements are satisfied. Because many companies in which certain Funds invest do not pay significant dividends on their stock, such Funds will generally not derive significant amounts of qualified dividend income that would be eligible for the corporate dividends received deduction. Distributions of net capital gains, if any, reported as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Current tax law generally provides for a maximum tax rate for individual taxpayers of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts on long-term capital gains and on certain qualified dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualified dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a holding period of more than 60 days with respect to any distributions of qualified dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in REITs, bonds, and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which certain Funds invest do not pay significant dividends on their stock, such Funds will not generally derive significant amounts of qualified dividend income that would be eligible for the lower rate on qualified dividends.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

A Portfolio Optimization Fund and/or Pacific Funds Diversified Alternatives will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such Portfolio Optimization Fund and/or Pacific Funds Diversified Alternatives invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of a Portfolio Optimization Fund and/or Pacific Funds Diversified Alternatives. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Portfolio Optimization Fund and/or Pacific Funds Diversified Alternatives. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the Portfolio Optimization Funds and/or Pacific Funds Diversified Alternatives could therefore affect the amount, timing and character of distributions to shareholders. It is expected that the Portfolio Optimization Funds and/or Pacific Funds Diversified Alternatives will be able to pass through to the extent passed through from the Underlying Funds, the ability to claim foreign tax credits or deductions, and such Funds may also be eligible to pass-through any potential benefit from income from certain federal obligations (that may be exempt from state tax).

Sales of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares before January 31 of the calendar year following the calendar year in which the original stock was disposed of at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder’s gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder’s tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

Each Fund (or its administrative agent) is required to report to the Internal Revenue Service (“IRS”) and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding

Each Fund may be required to withhold tax at the current rate of 28% from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

The diversification requirements applicable to each Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts, and swap agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “Section 1256 contracts.” Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (60/40) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the timing and character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code that is applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of the Fund as a RIC might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements.

The qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales may also be subject to the “Constructive Sales” rules, discussed below.

Debt Obligations at Risk of Default

Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Passive Foreign Investment Companies

The Funds may invest in the stock of foreign corporations, which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if 75% or more of its gross income is passive income as defined in Section 1297 of the Code, or if 50% or more of the value of its assets either produce or are held for the production of passive income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by a Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Each Fund’s intention to qualify annually as a RIC may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, or at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs a Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified whether the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. For individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high yield/high risk corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included in ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of

(i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on “qualifying dividends.” Distributions in excess of a REIT’s earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Funds intend to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be designated as a return of capital.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to extend the deadline for issuance of Forms 1099-DIV.

Constructive Sales

Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Non-U.S. Shareholders

Withholding of Income Tax on Dividends: Dividends paid (including distributions of any net short-term capital gains) on shares beneficially held by a person who is a “foreign person” within the meaning of the Code are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if the dividends are effectively connected with the conduct by a beneficial holder of a trade or business in the United States, the dividend will generally be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will generally not be subject to withholding of U.S. federal income tax.

Dividends that are properly reported by a Fund as interest-related dividends or short-term capital gain dividends attributable to certain U.S. source interest or short-term capital gains received by a Fund may not be subject to U.S. federal income tax when received by certain foreign shareholders, provided the Fund properly reports such amounts and certain conditions are met. However, it is not anticipated that a substantial portion of the income and gains of the Funds will be eligible for this potential exemption from withholding. Additionally, depending on the circumstances, a Fund may designate all, some or none of such Fund’s potentially eligible dividends as eligible for this potential exemption.

Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a trade or business in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

A Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and may be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will generally be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (qualifying federal obligations). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Individual Retirement Accounts

An investor may establish an individual retirement account (“IRA”) to invest in the Fund. An IRA enables individuals, even if they participate in an employer-sponsored plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Deductions for IRA contributions may be limited or eliminated for individuals who participate in certain employer pension plans and/or whose annual income exceeds certain limits. Existing IRAs and future contributions up to the maximum permitted, whether deductible or not, earn income on a tax-deferred basis.

Certain individuals may make contributions to Roth IRAs. These contributions are non-deductible, but distributions from a Roth IRA may be tax free. Limited non-deductible contributions may be made to a Coverdell Education Savings Account (“ESA”) (formerly known as an Education IRA). To the extent that distributions from an ESA do not exceed a beneficiary’s “qualified higher education expenses,” they are not taxable. Shareholders may only establish a Roth IRA or an ESA if they are below certain maximum income levels.

For more information about an IRA account, contact the Trust’s customer service at (800) 722-2333. Shareholders are advised to consult their tax advisers on IRA contribution, withdrawal and rollover requirements and restrictions.

Administrative Services

Under an Administration and Shareholder Services Agreement with the Fund (“Administration Agreement”), Pacific Life (the “Administrator”), 700 Newport Center Drive, Newport Beach, CA 92660, performs or procures certain administrative, transfer agency, shareholder services and support services for the Funds. These services include, but are not limited to, services necessary to organize the Trust and permit the Trust to conduct business as described in its registration statement, coordination of matters relating to the operations of the Funds among the portfolio managers, the custodian, transfer agent, accountants, attorneys, sub-administrators and other parties performing services or operational functions for the Funds; including valuation of the Funds, maintenance of the Funds’ books and records, preparation of shareholder reports and regulatory and tax filings, arranging for meetings of the Board of Trustees, responding to shareholder inquiries and transaction instructions, and other services necessary for the administration of the Funds’ affairs.

For the services provided by the Administrator under the Administration Agreement, each Fund pays to the Administrator a fee based on the average daily net assets of each Fund’s respective share class at an annual rate of:

Fund	Share Class	Administration Fee
Portfolio Optimization Funds	A, B, C, R and Advisor	0.15%
Pacific Funds Short Duration Income	A, C and Advisor	0.30%
Pacific Funds Core Income
Pacific Funds Strategic Income
Pacific Funds Floating Rate Income
Pacific Funds Limited Duration High Income
Pacific Funds High Income
Pacific Funds Short Duration Income	T	0.30%
Pacific Funds Large-Cap	A, C, Advisor and Investor	0.30%
Pacific Funds Large-Cap Value
Pacific Funds Small/Mid-Cap
Pacific Funds Small-Cap
Pacific Funds Small-Cap Value
Pacific Funds Small-Cap Growth
Pacific Funds Diversified Alternatives	A, C and Advisor	0.15%
Pacific Funds Core Income	P	0.15%
Pacific Funds Floating Rate Income
Pacific Funds High Income
Pacific Funds Large-Cap
Pacific Funds Large-Cap Value
Pacific Funds Small/Mid-Cap
Pacific Funds Small-Cap
Pacific Funds Small-Cap Value
Pacific Funds Small-Cap Growth
PF Inflation Managed Fund
PF Managed Bond Fund
PF Short Duration Bond Fund
PF Emerging Markets Debt Fund
PF Comstock Fund
PF Growth Fund
PF Large-Cap Growth Fund
PF Large-Cap Value Fund
PF Main Street Core Fund
PF Mid-Cap Equity Fund
PF Mid-Cap Growth Fund
PF Mid-Cap Value Fund
PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)
PF Small-Cap Value Fund

Fund	Share Class	Administration Fee
PF Emerging Markets Fund
PF International Large-Cap Fund
PF International Small-Cap Fund
PF International Value Fund
PF Real Estate Fund
PF Currency Strategies Fund
PF Equity Long/Short Fund
PF Global Absolute Return Fund
Pacific Funds Short Duration Income	I	0.15%
Pacific Funds Core Income
Pacific Funds Strategic Income
Pacific Funds Floating Rate Income
Pacific Funds Limited Duration High Income
Pacific Funds High Income
Pacific Funds Large-Cap	S	0.15%
Pacific Funds Large-Cap Value
Pacific Funds Small/Mid-Cap
Pacific Funds Small-Cap
Pacific Funds Small-Cap Value
Pacific Funds Small-Cap Growth

In addition, the Funds will compensate Pacific Life and PLFA, on an approximate cost basis, for legal, accounting and compliance personnel of Pacific Life and PLFA, including individuals who may be officers of the Funds, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds (“Support Services”). It is not intended that Pacific Life and PLFA will profit from these Support Services.

The Trust paid or owed to Pacific Life and/or PLFA $1,786,834; $1,426,790; and $1,561,977 for Support Services during the fiscal years ended 2017, 2016, and 2015, respectively. Although these amounts were charged for these periods, the amounts may have been reimbursed in whole or in part under the applicable expense caps in place for those periods.

The chart below reflects the amounts the Administrator was paid by each Fund for the fiscal year ended:

Fund	3/31/17[1]	3/31/16[1]	3/31/15[1]
Pacific Funds Portfolio Optimization Conservative	$542,238	$591,905	$650,446
Pacific Funds Portfolio Optimization Moderate-Conservative	$779,418	$839,044	$866,347
Pacific Funds Portfolio Optimization Moderate	$2,205,610	$2,370,525	$2,451,796
Pacific Funds Portfolio Optimization Growth	$1,582,498	$1,660,504	$1,681,045
Pacific Funds Portfolio Optimization Aggressive-Growth	$476,653	$489,888	$488,800
Pacific Funds Short Duration Income	$804,285	$524,682	$367,626
Pacific Funds Core Income	$1,972,946	$1,884,031	$1,505,664
Pacific Funds Strategic Income	$760,583	$639,738	$383,876
Pacific Funds Floating Rate Income	$2,154,840	$2,036,341	$2,714,278
Pacific Funds Limited Duration High Income	$66,033	$75,947	$81,347
Pacific Funds High Income	$119,559	$218,982	$76,558
Pacific Funds Diversified Alternatives	$10,887	$8,543	$5,543
Pacific Funds Large-Cap[2]	$21,371	$1,316	N/A
Pacific Funds Large-Cap Value[2]	$67,561	$941	N/A
Pacific Funds Small/Mid-Cap[2]	$145,186	$1,885	N/A
Pacific Funds Small-Cap[2]	$18,568	$323	N/A
Pacific Funds Small-Cap Value[2]	$72,410	$386	N/A
Pacific Funds Small-Cap Growth[2]	$57,056	$687	N/A
PF Small-Cap Value Fund	$206,429	$278,946	$213,356
PF Equity Long/Short Fund[3]	$150,720	$223,747	N/A
PF Emerging Markets Debt Fund	$96,063	$174,823	$229,760
PF Large-Cap Growth Fund	$182,999	$245,641	$277,696
PF Mid-Cap Value Fund[4]	$270,159	$253,985	N/A
PF Large-Cap Value Fund	$592,794	$473,783	$540,023
PF Global Absolute Return Fund	$140,219	$204,862	$279,990
PF Comstock Fund	$286,260	$353,540	$424,871
PF Mid-Cap Growth Fund	$35,214	$101,636	$130,316
PF International Value Fund	$260,729	$218,406	$247,975
PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)	$22,685	$92,290	$108,146
PF Currency Strategies Fund	$152,616	$211,473	$259,249
PF Growth Fund	$177,521	$192,134	$190,817
PF International Large-Cap Fund	$391,530	$406,214	$370,171

Fund	3/31/17[1]	3/31/16[1]	3/31/15[1]
PF Real Estate Fund	$99,695	$91,387	$95,224
PF Main Street Core Fund	$430,534	$340,606	$390,614
PF Emerging Markets Fund	$256,982	$207,427	$235,195
PF Inflation Managed Fund	$30,960	$111,745	$235,111
PF Managed Bond Fund	$1,149,141	$706,886	$945,816
PF International Small-Cap Fund[5]	$89,543	$186,994	$39,255
PF Mid-Cap Equity Fund	$139,796	$277,436	$291,019
PF Short Duration Bond Fund	$147,226	$160,159	$350,863

1 The amounts in this chart do not reflect any fee waivers and/or expense reimbursements/reductions.

2 The completion of the reorganization of the Predecessor Funds with and into Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value and Pacific Funds Small-Cap Growth occurred on January 11, 2016. As such, the amounts shown for the fiscal year ended March 31, 2016 reflect fees paid on or after January 11, 2016.

3  The PF Equity Long/Short Fund commenced operations on April 27, 2015.

4 The PF Mid-Cap Value Fund commenced operations on July 29, 2015.

5 The PF International Small-Cap Fund commenced operations on January 14, 2015.

Under the Administration Agreement, the Trust bears all expenses that are incurred in its operations and not specifically assumed by the Administrator. Expenses to be borne by the Funds, include, but are not limited to: organizational expenses and expenses of maintaining the Trust’s legal existence, costs of services of independent registered public accounting firm (including the performance of audits and the preparation of financial statements and reports) and legal and tax counsel (including such counsel’s assistance with preparation and review of the Trust’s registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by the Administrator); expenses of overseeing the Trust’s regulatory compliance program; costs of any services contracted for by the Funds directly from parties other than the Administrator; costs of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities; investment advisory fees; taxes, insurance premiums, interest on borrowed funds, and other fees and expenses applicable to its operations; costs related to the custody of the Funds’ assets (including custody of assets outside of the United States); costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, Trustee or employee of the Trust (except any such officer, trustee or employee who is an officer, employee, trustee or director of the Administrator or an affiliate of the Administrator); costs incidental to the preparation, printing and distribution of the Trust’s registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Funds’ tax returns, and all filings, notices, registrations and amendments associated with applicable federal, state and foreign tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; fidelity bond and directors’ and officers’ liability insurance; and costs of independent pricing services used in computing each Funds’ NAV.

Under a Sub-Administration and Accounting Services Agreement (“Sub-Administration Agreement”) among the Trust, the Administrator, and BNY Mellon Investment Servicing (US) Inc. (“BNY”), 4400 Computer Drive, Westborough, MA 01581, BNY performs certain administrative and accounting services for the Trust. These services include, among others, preparing shareholder reports, providing statistical and research data, assisting the Funds and their managers with compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds. In addition, BNY prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by BNY include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds. The Administrator is responsible for compensating BNY for the services it provides under the Sub-Administration Agreement, except that the Fund is responsible for out-of-pocket expenses as specified in that Agreement.

Transfer Agency and Custody Services

BNY serves as the transfer agent, registrar and dividend disbursing agent of the Trust pursuant to a Transfer Agency Services Agreement among the Trust, BNY, and Pacific Life (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, BNY, among other things, effects shares issuances and redemptions, maintains the Trust’s share register, prepares and certifies shareholder lists for mailings, pays dividends and distributions, establishes shareholder accounts and performs certain shareholder servicing functions. Pacific Life is responsible for procuring transfer agency services for the Trust. Responsibility for fees and charges under the Transfer Agency Agreement are allocated between the Trust and Pacific Life by a separate agreement between those two parties, and the Trust compensates BNY for maintaining a system that allows financial intermediaries to access account information, and make inquiries and transactions, with respect to their clients who are shareholders of the Trust and have authorized such activity.

Pursuant to a Custodian Services Agreement entered into between the Trust and The Bank of New York Mellon (“BNY Mellon”), BNY Mellon provides asset custody services including safeguarding and controlling the Trust’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Trust’s investments, and maintaining the required books and accounts in connection with such activity. BNY Mellon will place and maintain foreign assets of the Trust in the care of eligible foreign custodians determined by BNY Mellon and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories. The Trust is responsible for compensating BNY Mellon for the services it provides under the Custodian Services Agreement.

The Trust’s securities that are held directly in Russia are held at the local registrar in the nominee name of BNY Mellon’s local subcustodian bank who maintains a segregated account in the name of the Underlying Fund. Currently, it is unclear whether Russian law will recognize the Trust or its Underlying Funds as the beneficial owner of the securities and as a result the Trust’s ability to exercise certain legal rights and carry out certain obligations with respect to these securities may be limited.

Capitalization

The Trust is a Delaware statutory (formerly business) trust established under a Declaration of Trust dated May 21, 2001. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional Funds (with different investment goals and fundamental policies) and additional classes of shares within each Fund at any time in the future without approval of shareholders. Establishment and offering of additional Funds will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Fund.

Shareholder and Trustee Liability

Under the Trust’s organizational documents, shareholders may not be held personally liable for the liabilities and obligations of any Fund or the Trust. A shareholder of any Fund held to be personally liable solely by reason of being a shareholder of such Fund and not because of his or her acts or omissions or for some other reason, shall be held harmless and indemnified out of the applicable Fund’s assets for all loss and expense arising from such liability.

In addition, the Trust’s organizational documents, the Trustees and the officers of the Trust shall be advanced expenses, held harmless and indemnified in certain circumstances in connection with their service to the Trust. However, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard. In addition, the Trust has entered into an agreement with each Trustee which provides that the Trust will indemnify and hold harmless each Trustee against any expenses actually and reasonably incurred by any Independent Trustee in any proceeding arising out of or in connection with the Trustee’s services to the Trust to the fullest extent authorized by its organizational documents, state law, the 1940 Act and 1933 Act.

Control Persons and Principal Holders of Securities

Generally, a shareholder who owns more than 25% of the outstanding shares of a Fund could be deemed to “control” the voting securities of the particular Fund, as such term is defined in the 1940 Act.

With respect to the Underlying Funds. Because the Underlying Funds are only available for investment by the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives (and PLFA and certain of its affiliates), any Portfolio Optimization Fund or Pacific Funds Diversified Alternatives owning more than 25% of an Underlying Fund (or Class P shares of the Underlying Fund, to the extent the Underlying Fund offers share classes other than Class P shares) could be deemed to control the voting securities of the particular Underlying Fund (or Class P shares of the Underlying Fund, to the extent the Underlying Fund offers share classes other than Class P shares). However, each of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives would exercise voting rights attributable to any shares of an Underlying Fund owned by it in accordance with the proxy voting policies established by the Fund. See the “How Shares will be voted by the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives” sub-section of the “Proxy Voting Policies and Procedures” section of this SAI for more information.

As of July 3, 2017, to the best of the Trust’s knowledge, the list below reflects the entities or persons that owned, of record or beneficially, 5% or more (principal holders) and 25% or more (control owners) of any class of shares of a Fund. With the exception of Pacific Life Insurance Company, the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives (address: 700 Newport Center Drive, Newport Beach, CA 92660), each shareholder’s address unless otherwise noted is c/o BNY Mellon Investment Servicing Trust Company, 4400 Computer Drive, Westborough, MA 01581. Unless otherwise indicated with an asterisk (*), the ownership percentages listed below represent record ownership (held as nominee on behalf of record owners, such as for custody or omnibus accounts) rather than beneficial ownership.

Fund Name	Class	Name	Ownership Percentage
Pacific Funds Portfolio Optimization	A	Pershing LLC	18.27%
Conservative	A	National Financial Services LLC	15.76%
	A	Charles Schwab & Co Inc.	12.27%

Fund Name	Class	Name	Ownership Percentage
	A	Edward D. Jones and Co.	8.01%
	B	National Financial Services LLC	18.18%
	B	Pershing LLC	14.51%
	B	Charles Schwab & Co Inc.	11.46%
	B	Edward D. Jones and Co.	7.46%
	B	Raymond James	5.69%
	C	Charles Schwab & Co Inc.	17.43%
	C	Pershing LLC	15.31%
	C	National Financial Services LLC	10.37%
	C	LPL Financial	7.98%
	R	Counsel Trust	21.21%
	R	Ascensus Trust Company	12.27%
	R	Mid Atlantic Trust Co.	5.26%
	Advisor	UBS WM USA	16.71%
	Advisor	TD Ameritrade	15.28%
	Advisor	LPL Financial	12.80%
	Advisor	Merrill Lynch	8.69%
	Advisor	National Financial Services LLC	6.71%
Pacific Funds Portfolio Optimization	A	National Financial Services LLC	16.68%
Moderate-Conservative	A	Pershing LLC	15.03%
	A	Edward D. Jones and Co.	13.02%
	A	Charles Schwab & Co. Inc.	11.94%
	B	National Financial Services LLC	18.32%
	B	Pershing LLC	16.24%
	B	Edward D. Jones and Co.	10.61%
	B	Charles Schwab & Co. Inc.	8.43%
	C	Pershing LLC	13.79%
	C	Charles Schwab & Co. Inc.	11.53%
	C	National Financial Services LLC	11.04%
	C	Raymond James	5.80%
	C	LPL Financial	5.58%
	R	Great-West Trust Company LLC	13.29%
	R	Wells Fargo Bank FBO.	9.84%
	R	Ascensus Trust Company	7.31%
	R	Ascensus Trust Company	7.24%
	R	Ascensus Trust Company	6.37%
	R	MG Trust Company	5.15%
	Advisor	Pershing LLC	16.80%
	Advisor	Merrill Lynch	13.75%
	Advisor	LPL Financial	13.10%
	Advisor	UBS WM USA	7.69%
	Advisor	National Financial Services LLC	7.20%
Pacific Funds Portfolio Optimization	A	Edward D. Jones and Co.	15.64%
Moderate	A	National Financial Services LLC	15.12%

Fund Name	Class	Name	Ownership Percentage
	A	Pershing LLC	14.43%
	A	Charles Schwab & Co Inc.	10.89%
	B	National Financial Services LLC	17.28%
	B	Pershing LLC	16.12%
	B	Edward D. Jones and Co.	10.23%
	B	Charles Schwab & Co Inc.	8.83%
	C	National Financial Services LLC	11.04%
	C	Pershing LLC	9.97%
	C	Charles Schwab & Co Inc.	8.18%
	C	Raymond James	7.96%
	C	LPL Financial	5.30%
	C	Edward D. Jones and Co.	5.12%
	R	Ascensus Trust Company	10.23%
	R	MG Trust Company	5.46%
	Advisor	National Financial Services LLC	17.78%
	Advisor	UBS WM USA	14.60%
	Advisor	LPL Financial	9.01%
	Advisor	Pershing LLC	8.54%
	Advisor	Merrill Lynch	7.64%
Pacific Funds Portfolio Optimization	A	National Financial Services LLC	14.28%
Growth	A	Edward D. Jones and Co.	13.38%
	A	Pershing LLC	12.72%
	A	Charles Schwab & Co Inc.	8.99%
	B	National Financial Services LLC	17.30%
	B	Pershing LLC	14.20%
	B	Edward D. Jones and Co.	7.69%
	B	Charles Schwab & Co Inc.	6.73%
	C	National Financial Services LLC	9.87%
	C	Raymond James	7.86%
	C	Pershing LLC	6.64%
	C	LPL Financial	6.01%
	C	Charles Schwab & Co Inc.	5.34%
	R	Ascensus Trust Company	5.29%
	Advisor	UBS WM USA	11.50%
	Advisor	LPL Financial	10.95%
	Advisor	Pershing LLC	7.75%
	Advisor	Raymond James	7.39%
	Advisor	Merrill Lynch	6.39%
	Advisor	Charles Schwab & Co Inc.	5.89%
	Advisor	National Financial Services LLC	5.66%
Pacific Funds Portfolio Optimization	A	Charles Schwab & Co Inc.	10.64%
Aggressive-Growth	A	National Financial Services LLC	10.06%
	A	Pershing LLC	9.69%
	A	Edward D. Jones and Co.	6.01%

Fund Name	Class	Name	Ownership Percentage
	B	National Financial Services LLC	12.99%
	B	Pershing LLC	10.03%
	B	Edward D. Jones and Co.	6.09%
	C	Pershing LLC	7.25%
	C	National Financial Services LLC	7.03%
	C	Raymond James	6.08%
	C	Charles Schwab & Co Inc.	5.81%
	C	LPL Financial	5.03%
	R	MG Trust Company	11.43%
	R	Ascensus Trust Company	6.54%
	Advisor	Pershing LLC	30.58%
	Advisor	National Financial Services LLC	10.47%
	Advisor	LPL Financial	9.15%
	Advisor	Wells Fargo Clearing Services	5.84%
	Advisor	UBS WM USA	5.74%
Pacific Funds Short Duration Income	A	Pershing LLC	19.04%
	A	National Financial Services LLC	14.84%
	A	Edward D. Jones and Co.	11.23%
	A	UBS WM USA	8.11%
	A	Charles Schwab & Co Inc.	6.91%
	A	LPL Financial	6.24%
	C	Pershing LLC	12.09%
	C	Raymond James	11.50%
	C	Edward D. Jones and Co.	10.50%
	C	Charles Schwab & Co Inc.	8.35%
	C	National Financial Services LLC	8.04%
	C	LPL Financial	6.20%
	I	National Financial Services LLC	65.36%
	I	Pershing LLC	15.53%
	I	Charles Schwab & Co Inc.	12.83%
	Advisor	Pershing LLC	18.97%
	Advisor	Charles Schwab & Co Inc.	9.49%
	Advisor	Raymond James	8.16%
	Advisor	National Financial Services LLC	7.11%
	Advisor	LPL Financial	7.04%
Pacific Funds Core Income	A	National Financial Services LLC	15.20%
	A	Pershing LLC	13.41%
	A	LPL Financial	11.79%
	A	Charles Schwab & Co Inc.	9.66%
	A	Raymond James	9.32%
	A	Edward D. Jones and Co.	7.33%
	A	Merrill Lynch	6.37%
	A	Charles Schwab & Co Inc.	5.21%
	C	Pershing LLC	14.81%

Fund Name	Class	Name	Ownership Percentage
	C	Charles Schwab & Co Inc.	13.30%
	C	National Financial Services LLC	8.82%
	C	Raymond James	6.93%
	C	LPL Financial	6.77%
	I	National Financial Services LLC	52.21%
	I	Pershing LLC	15.00%
	I	Charles Schwab & Co Inc.	11.90%
	P	PF Portfolio Optimization Moderate	35.92%
	P	PF Portfolio Optimization Moderate-Conservative	28.28%
	P	PF Portfolio Optimization Conservative	21.37%
	P	PF Portfolio Optimization Growth	14.43%
	Advisor	Merrill Lynch	18.37%
	Advisor	Pershing LLC	12.56%
	Advisor	LPL Financial	12.32%
	Advisor	UBS WM USA	12.04%
	Advisor	National Financial Services LLC	10.92%
Pacific Funds Strategic Income	A	National Financial Services LLC	15.19%
	A	LPL Financial	13.19%
	A	Pershing LLC	11.87%
	A	Merrill Lynch	11.55%
	A	Raymond James	7.50%
	A	Charles Schwab & Co Inc.	6.89%
	A	Charles Schwab & Co Inc.	6.85%
	A	Edward D. Jones and Co.	6.36%
	C	Charles Schwab & Co Inc.	15.71%
	C	Pershing LLC	13.88%
	C	National Financial Services LLC	9.99%
	C	LPL Financial	8.53%
	C	Raymond James	7.99%
	C	Edward D. Jones and Co.	5.05%
	I	National Financial Services LLC	21.65%
	I	Cetera Investment Services LLC	7.60%
	I	Cetera Investment Services LLC	5.04%
	Advisor	Pershing LLC	17.74%
	Advisor	Merrill Lynch	11.37%
	Advisor	LPL Financial	9.01%
	Advisor	UBS WM USA	7.61%
	Advisor	Charles Schwab & Co Inc.	6.26%
Pacific Funds Floating Rate Income	A	National Financial Services LLC	14.10%
	A	Pershing LLC	11.49%
	A	Charles Schwab & Co Inc.	9.07%
	A	LPL Financial	8.10%
	A	Edward D. Jones and Co.	6.75%
	A	Charles Schwab & Co Inc.	6.13%

Fund Name	Class	Name	Ownership Percentage
	C	Pershing LLC	16.14%
	C	LPL Financial	10.73%
	C	National Financial Services LLC	8.60%
	C	Raymond James	8.41%
	C	Charles Schwab & Co Inc.	7.60%
	I	National Financial Services LLC	31.77%
	I	Charles Schwab & Co Inc.	8.49%
	P	PF Portfolio Optimization Moderate	35.35%
	P	PF Portfolio Optimization Growth	25.91%
	P	PF Portfolio Optimization Moderate-Conservative	18.51%
	P	PF Portfolio Optimization Conservative	13.56%
	Advisor	Pershing LLC	16.49%
	Advisor	LPL Financial	11.44%
	Advisor	UBS WM USA	11.41%
	Advisor	National Financial Services LLC	10.60%
Pacific Funds Limited Duration High	A	Charles Schwab & Co Inc.	22.00%
Income	A	LPL Financial	18.86%
	A	Pershing LLC	18.35%
	A	National Financial Services LLC	13.38%
	A	Charles Schwab & Co Inc.	5.32%
	C	Pershing LLC	22.19%
	C	National Financial Services LLC	19.24%
	C	LPL Financial	10.88%
	I	Pacific Life Insurance Company*	99.17%
	Advisor	Pershing LLC	40.36%
	Advisor	LPL Financial	23.44%
	Advisor	National Financial Services LLC	16.95%
	Advisor	Raymond James	5.66%
Pacific Funds High Income	A	Pershing LLC	17.16%
	A	Raymond James	14.69%
	A	LPL Financial	11.65%
	A	National Financial Services LLC	9.48%
	A	Edward D. Jones and Co.	9.04%
	C	Pershing LLC	21.08%
	C	Raymond James	17.68%
	C	National Financial Services LLC	17.45%
	C	LPL Financial	10.82%
	I	National Financial Services LLC	95.40%
	P	PF Portfolio Optimization Moderate-Conservative	35.09%
	P	PF Portfolio Optimization Moderate	33.57%
	P	PF Portfolio Optimization Conservative	31.34%
	Advisor	Raymond James	41.59%
	Advisor	Pershing LLC	30.95%
	Advisor	LPL Financial	14.72%

Fund Name	Class	Name	Ownership Percentage
Pacific Funds Diversified Alternatives	A	Pershing LLC	50.82%
	A	LPL Financial	15.96%
	C	National Financial Services LLC	57.43%
	C	Pershing LLC	10.16%
	C	LPL Financial	9.37%
	Advisor	Pershing LLC	43.09%
	Advisor	LPL Financial	30.26%
	Advisor	Pacific Life Insurance Company*	18.66%
	Advisor	National Financial Services LLC	5.78%
Pacific Funds Large-Cap	A	National Financial Services LLC	26.33%
	A	Pershing LLC	22.40%
	A	Charles Schwab & Co Inc.	5.55%
	C	LPL Financial	28.99%
	C	Pershing LLC	16.35%
	C	Wells Fargo Clearing Services	11.70%
	C	National Financial Services LLC	9.62%
	S	Pershing LLC	42.57%
	S	Rothschild Asset Management Inc.#	18.17%
	S	Rothschild Asset Management Inc.#	7.86%
	S	Rothschild Asset Management Inc.#	7.29%
	S	Rothschild Asset Management Inc.#	7.08%
	S	Rothschild Asset Management Inc.#	5.37%
	Investor	BNYM I S Trust Co	35.37%
	Investor	LPL Financial	26.72%
	Investor	Charles Schwab & Co Inc.	20.57%
	Investor	National Financial Services LLC	13.55%
	Advisor	Pershing LLC	51.93%
	Advisor	LPL Financial	10.79%
Pacific Funds Large-Cap Value	A	Charles Schwab & Co Inc.	12.30%
	A	Pershing LLC	10.79%
	A	Linda A. Holmes*	7.36%
	A	LPL Financial	6.08%
	C	LPL Financial	14.82%
	C	Wells Fargo Clearing Services	9.00%
	C	National Financial Services LLC	7.01%
	S	Robert De Rothschild*	72.59%
	S	Rothschild Asset Management Inc.#	9.49%
	Investor	Pershing LLC	73.26%
	Investor	LPL Financial	23.66%
	Advisor	Pacific Life Insurance Company*	93.32%
Pacific Funds Small/Mid-Cap	A	LPL Financial	31.48%
	A	National Financial Services LLC	18.23%
	A	Charles Schwab & Co Inc.	12.06%
	A	Pershing LLC	8.73%

Fund Name	Class	Name	Ownership Percentage
	A	Charles Schwab & Co Inc.	8.21%
	C	National Financial Services LLC	31.15%
	C	Pershing LLC	11.09%
	C	LPL Financial	9.05%
	C	UBS WM USA	8.62%
	C	Charles Schwab & Co Inc.	6.33%
	S	Robert De Rothschild*	94.30%
	Investor	National Financial Services LLC	44.35%
	Investor	LPL Financial	41.26%
	Investor	Pershing LLC	6.92%
	Investor	Charles Schwab & Co Inc.	6.36%
	Advisor	National Financial Services LLC	34.91%
	Advisor	US Bank	17.04%
	Advisor	Pershing LLC	13.48%
	Advisor	Charles Schwab & Co Inc.	11.58%
	Advisor	UBS WM USA	8.20%
	Advisor	LPL Financial	6.48%
Pacific Funds Small-Cap	A	National Financial Services LLC	23.11%
	A	Pershing LLC	14.97%
	A	LPL Financial	13.39%
	A	Yiling Wen*	8.28%
	C	Charles Schwab & Co Inc.	39.98%
	C	Pershing LLC	10.03%
	C	National Financial Services LLC	8.85%
	C	BNYM I S Trust Co	6.88%
	S	Rothschild Asset Management Inc.#	44.88%
	S	Rothschild Asset Management Inc.#	11.59%
	S	Rothschild Asset Management Inc.#	11.26%
	S	Rothschild Asset Management Inc.#	8.55%
	Investor	National Financial Services LLC	99.52%
	Advisor	Maril & Co	38.13%
	Advisor	National Financial Services LLC	25.31%
	Advisor	Pershing LLC	11.19%
	Advisor	LPL Financial	6.75%
	Advisor	Great West Trust Company	6.62%
Pacific Funds Small-Cap Value	A	Charles Schwab & Co Inc.	23.52%
	A	Linda A. Holmes*	12.20%
	A	Pershing LLC	11.28%
	A	National Financial Services LLC	8.26%
	A	Laura M. Paletta*	5.22%
	C	Wells Fargo Clearing Services	19.29%
	C	Pershing LLC	16.39%
	C	National Financial Services LLC	10.90%
	C	LPL Financial	6.14%

Fund Name	Class	Name	Ownership Percentage
	S	Robert De Rothschild*	96.55%
	Investor	National Financial Services LLC	51.13%
	Investor	Charles Schwab & Co Inc.	35.63%
	Investor	LPL Financial	13.24%
	Advisor	Pacific Life Insurance Company*	86.12%
Pacific Funds Small-Cap Growth	A	Pershing LLC	49.25%
	A	LPL Financial	11.36%
	A	National Financial Services LLC	9.82%
	C	Pershing LLC	49.76%
	C	National Financial Services LLC	9.90%
	C	LPL Financial	6.48%
	P	PF Portfolio Optimization Moderate	39.96%
	P	PF Portfolio Optimization Growth	29.34%
	P	PF Portfolio Optimization Aggressive-Growth	18.74%
	P	PF Portfolio Optimization Moderate-Conservative	11.95%
	S	Robert De Rothschild*	92.82%
	Investor	Rothschild Asset Management Inc.#	97.98%
	Advisor	Pacific Life Insurance Company*	87.07%
	Advisor	National Financial Services LLC	8.79%
PF Small-Cap Value Fund	P	PF Portfolio Optimization Moderate	38.59%
	P	PF Portfolio Optimization Growth	33.94%
	P	PF Portfolio Optimization Aggressive-Growth	14.55%
	P	PF Portfolio Optimization Moderate-Conservative	8.71%
PF Equity Long/Short Fund	P	PF Portfolio Optimization Moderate	38.56%
	P	PF Portfolio Optimization Growth	28.31%
	P	PF Portfolio Optimization Moderate-Conservative	13.49%
	P	PF Portfolio Optimization Conservative	9.13%
	P	PF Portfolio Optimization Aggressive-Growth	7.89%
PF Emerging Markets Debt Fund	P	PF Portfolio Optimization Moderate	33.20%
	P	PF Portfolio Optimization Growth	32.94%
	P	PF Portfolio Optimization Moderate-Conservative	17.30%
	P	PF Portfolio Optimization Conservative	12.46%
PF Large-Cap Growth Fund	P	PF Portfolio Optimization Growth	37.48%
	P	PF Portfolio Optimization Moderate	35.39%
	P	PF Portfolio Optimization Aggressive-Growth	19.68%
	P	PF Portfolio Optimization Moderate-Conservative	5.78%
PF Mid-Cap Value Fund	P	PF Portfolio Optimization Moderate	42.66%
	P	PF Portfolio Optimization Growth	32.57%
	P	PF Portfolio Optimization Aggressive-Growth	10.62%
	P	PF Portfolio Optimization Moderate-Conservative	8.69%
	P	PF Portfolio Optimization Conservative	5.46%
PF Large-Cap Value Fund	P	PF Portfolio Optimization Moderate	40.31%
	P	PF Portfolio Optimization Growth	33.08%
	P	PF Portfolio Optimization Aggressive-Growth	12.15%

Fund Name	Class	Name	Ownership Percentage
	P	PF Portfolio Optimization Moderate-Conservative	9.76%
PF Global Absolute Return Fund	P	PF Portfolio Optimization Moderate	39.84%
	P	PF Portfolio Optimization Growth	29.20%
	P	PF Portfolio Optimization Moderate-Conservative	11.13%
	P	PF Portfolio Optimization Conservative	7.53%
	P	PF Portfolio Optimization Aggressive-Growth	7.43%
PF Comstock Fund	P	PF Portfolio Optimization Moderate	40.11%
	P	PF Portfolio Optimization Growth	33.25%
	P	PF Portfolio Optimization Aggressive-Growth	12.17%
	P	PF Portfolio Optimization Moderate-Conservative	9.69%
PF Mid-Cap Growth Fund	P	PF Portfolio Optimization Moderate	38.72%
	P	PF Portfolio Optimization Growth	35.68%
	P	PF Portfolio Optimization Aggressive-Growth	11.41%
	P	PF Portfolio Optimization Moderate-Conservative	8.47%
	P	PF Portfolio Optimization Conservative	5.72%
PF International Value Fund	P	PF Portfolio Optimization Growth	41.90%
	P	PF Portfolio Optimization Moderate	31.41%
	P	PF Portfolio Optimization Aggressive-Growth	15.79%
	P	PF Portfolio Optimization Moderate-Conservative	8.52%
PF Developing Growth Fund (formerly named PF Small-Cap Growth Fund)	P	PF Portfolio Optimization Moderate	40.26%
	P	PF Portfolio Optimization Growth	29.60%
	P	PF Portfolio Optimization Aggressive-Growth	18.93%
	P	PF Portfolio Optimization Moderate-Conservative	11.21%
PF Currency Strategies Fund	P	PF Portfolio Optimization Moderate	39.87%
	P	PF Portfolio Optimization Growth	29.18%
	P	PF Portfolio Optimization Moderate-Conservative	11.14%
	P	PF Portfolio Optimization Conservative	7.48%
	P	PF Portfolio Optimization Aggressive-Growth	7.44%
PF Growth Fund	P	PF Portfolio Optimization Growth	37.77%
	P	PF Portfolio Optimization Moderate	35.39%
	P	PF Portfolio Optimization Aggressive-Growth	19.47%
	P	PF Portfolio Optimization Moderate-Conservative	5.64%
PF International Large-Cap Fund	P	PF Portfolio Optimization Growth	41.47%
	P	PF Portfolio Optimization Moderate	31.75%
	P	PF Portfolio Optimization Aggressive-Growth	15.77%
	P	PF Portfolio Optimization Moderate-Conservative	8.50%
PF International Small-Cap Fund	P	PF Portfolio Optimization Growth	36.90%
	P	PF Portfolio Optimization Moderate	33.56%
	P	PF Portfolio Optimization Aggressive-Growth	11.83%
	P	PF Portfolio Optimization Moderate-Conservative	11.69%
PF Real Estate Fund	P	PF Portfolio Optimization Growth	40.38%
	P	PF Portfolio Optimization Moderate	36.74%
	P	PF Portfolio Optimization Aggressive-Growth	12.91%
	P	PF Portfolio Optimization Moderate-Conservative	6.38%

Fund Name	Class	Name	Ownership Percentage
PF Main Street Core Fund	P	PF Portfolio Optimization Growth	38.52%
	P	PF Portfolio Optimization Moderate	37.99%
	P	PF Portfolio Optimization Aggressive-Growth	14.53%
	P	PF Portfolio Optimization Moderate-Conservative	7.65%
PF Emerging Markets Fund	P	PF Portfolio Optimization Moderate	39.59%
	P	PF Portfolio Optimization Growth	34.08%
	P	PF Portfolio Optimization Aggressive-Growth	11.35%
	P	PF Portfolio Optimization Moderate-Conservative	9.74%
PF Managed Bond Fund	P	PF Portfolio Optimization Moderate	42.58%
	P	PF Portfolio Optimization Moderate-Conservative	23.82%
	P	PF Portfolio Optimization Conservative	19.58%
	P	PF Portfolio Optimization Growth	13.45%
PF Inflation Managed Fund	P	PF Portfolio Optimization Moderate	37.38%
	P	PF Portfolio Optimization Moderate-Conservative	33.41%
	P	PF Portfolio Optimization Conservative	22.62%
	P	Pacific Life Insurance Company*	6.59%
PF Mid-Cap Equity Fund	P	PF Portfolio Optimization Moderate	42.49%
	P	PF Portfolio Optimization Growth	35.18%
	P	PF Portfolio Optimization Aggressive-Growth	12.43%
	P	PF Portfolio Optimization Moderate-Conservative	7.40%
PF Short Duration Bond Fund	P	PF Portfolio Optimization Moderate	41.51%
	P	PF Portfolio Optimization Conservative	26.43%
	P	PF Portfolio Optimization Moderate-Conservative	19.76%
	P	PF Portfolio Optimization Growth	12.29%

#  Rothschild Asset Management Inc., incorporated in New York, is a wholly owned subsidiary of Rothschild North America Inc. Ultimate ownership lies with Rothschild & Co.(formerly Paris Orleans), a publicly traded French entity, over which the Rothschild family has voting control. The address for Rothschild Asset Management Inc. is 1251 Avenue of the Americas, New York, NY 10020

Voting Rights

Shareholders of each Fund are given certain voting rights as described in the Trust’s Declaration of Trust and By-Laws. Each share of each Fund will be given one vote.

Under the Declaration of Trust and applicable Delaware law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Fund, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended Advisory Agreement or sub-advisory agreement. In this regard, the Fund will be required to hold a shareholders’ meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as Trustee at any meeting of shareholders. The Trust’s shares do not have cumulative voting rights. Consistent with applicable law, the Board of Trustees may cause a Fund to dissolve or enter into reorganizations without the approval of shareholders.

Financial Statements

The financial statements and financial highlights of each of the Funds of the Trust as of March 31, 2017, are incorporated by reference in this SAI from the Annual Reports of the Trust dated as of and for the year or period ended March 31, 2017. The financial statements and financial highlights have been audited by Deloitte & Touche, LLP, an independent registered public accounting firm. Upon completion of the reorganization of the Predecessor Funds with and into Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value and Pacific Funds Small-Cap Growth on January 11, 2016, each Fund assumed the performance, financial and other historical information of its corresponding Predecessor Fund. The financial statements and financial highlights of Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap Value and Pacific Funds Small-Cap Growth reflect the historical financial statements and financial highlights of the respective Predecessor Funds, each a series of Professionally Managed Portfolios, and are incorporated by reference in this SAI from the Annual Report of the Predecessor Funds dated as of November 30, 2015 and for the period December 31, 2014 (commencement of operations) to November 30, 2015 (on file with the SEC (http://www.sec.gov) (File No. 811-05037) (Accession No. 0000894189-16-007501)). The financial statements and financial highlights of the Predecessor Funds dated as of November 30, 2015 and for the period December 31, 2014 (commencement of operations) to November 30, 2015 were audited by the independent registered public accounting firm for the Predecessor Funds, which is a different firm from the independent registered public accounting firm for the Trust. Because Class P shares of Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds Small-Cap and Pacific Funds Small-Cap Value have not yet commenced operations, no financial statements or financial highlights are available for this share class of these Funds. Because Class T shares have not yet commenced operations, no financial statements or financial highlights are available for this share class.

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP serves as the independent registered public accounting firm for the Trust. The address of Deloitte & Touche, LLP is 1700 Market Street, Philadelphia, Pennsylvania 19103. Deloitte & Touche, LLP provides audit services and review of certain documents to be filed with the SEC.

Counsel

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust and also acts as outside counsel to the Trust.

Code of Ethics

The Trust, the Adviser, PSD and each Manager have adopted codes of ethics which have been approved by the Trust’s Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Adviser, PSD or Managers who regularly have access to information about securities purchased for the Trust, to invest in securities for their own accounts. This could include securities that may be purchased by Funds of the Trust. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Trust. The Trust’s Code of Ethics requires reporting to the Board of Trustees on compliance violations.

Proxy Voting Policies and Procedures

With respect to each Fund, except the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives, the Board has delegated proxy voting responsibilities with respect to each Fund to such Fund’s Manager, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Fund’s best interests as determined by the Manager and applicable regulations. Each Manager has adopted its own Proxy Voting Policies and Procedures (“Policies”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Manager and its affiliates. Due to the nature of the assets in which certain of the Funds invest (e.g., debt, currency, or derivatives), actions requiring proxy voting may not arise. In the event that proxy voting is required, the Manager’s Policies would apply.

The Policies set forth each Manager’s general position on various proposals. However, a Manager may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions. The Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which a Manager or its affiliates serve as investment manager. Because each Manager will vote proxies consistent with its own Policies, it is possible that different Funds will vote differently on the same proposals or categories of proposals.

Set forth in the Appendices are the Policies for each Manager, as prepared and provided by each Manager. Generally, information regarding how each Fund has voted proxies relating to its portfolio securities during the most recent twelve month period ended June 30 is available after filing, without charge, (i) on the Trust’s website at www.PacificLife.com/PacificFunds.html, and (ii) on the SEC’s website at http://www.sec.gov.

How shares will be voted by the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives. The Portfolio Optimization Funds and Pacific Funds Diversified Alternatives, in their capacity as shareholders of Underlying Funds, may be requested to vote on matters pertaining to the Underlying Funds. If an Underlying Fund calls a shareholder meeting and solicits proxies, the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives will vote their shares in accordance with the following: (1) If there are shareholders of an Underlying Fund other than one or more of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives, the Trust may vote any proxies of an Underlying Fund in the same proportion as the vote of all shareholders of the Underlying Fund other than the Portfolio Optimization Funds and/or Pacific Funds Diversified Alternatives, as applicable; (2) If the only shareholders of an Underlying Fund are one or more of the Portfolio Optimization Funds and/or Pacific Funds Diversified Alternatives, as applicable, the Trust may seek voting instructions from the shareholders of the Portfolio

Optimization Fund and Pacific Funds Diversified Alternatives, as applicable, in which case the Trust will vote proxies in the same proportion as the instructions timely received from shareholders of the Portfolio Optimization Funds and/or Pacific Funds Diversified Alternatives, as applicable; (3) In the event the Portfolio Optimization Fund and Pacific Funds Diversified Alternatives, and an Underlying Fund solicit a proxy for an identical proposal and the only shareholders of an Underlying Fund are Portfolio Optimization Funds and/or Pacific Funds Diversified Alternatives, then the Portfolio Optimization Funds and/or Pacific Funds Diversified Alternatives may vote its proxies of the Underlying Funds in the same proportions as the votes cast on the proposal by the shareholders of the Portfolio Optimization Funds and/or Pacific Funds Diversified Alternatives, as applicable; or (4) In a manner as determined by the Board of Trustees of the Trust.

Registration Statement

This SAI and the Prospectuses do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C. Their website address is www.sec.gov.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

APPENDIX A

Description of Fixed Income/Debt Instrument Ratings

Three of the most common nationally recognized statistical rating organizations (“Rating Agencies”) are Standard & Poor’s Rating Services (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). Information regarding ratings from each of these Rating Agencies is listed below.

If the Rating Agencies assign different ratings to the same security, a Fund may use the highest rating for purposes of determining an instrument’s credit quality for investment grade, and may use the lowest rating for purposes of determining an instrument’s credit quality for non-investment grade.

Long-Term Ratings

Long-term debt instruments include notes, bond, loans and other debt instruments generally with maturities in excess of thirteen months as defined more specifically by each Rating Agency.

Investment Grade

Standard & Poor’s

(The ratings from ‘AA’ to ‘BBB’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

AAA An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s

(Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.)

Aaa  Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa  Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A   Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Fitch

(The ratings from ‘AA’ to ‘BBB’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A High Credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Non-Investment Grade

Standard & Poor’s

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

(The ratings from ‘BB’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s

(Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.)

Ba  Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B   Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa   Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

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Ca Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Fitch

(The ratings from ‘BB’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC   Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Short-Term Ratings

Short-term instruments include those instruments such as commercial paper and other instruments with maturities of thirteen months or less as defined more specifically by each Rating Agency.

Standard & Poor’s

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

A-3

Moody’s

P-1  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP   Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

F1 Highest credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C  High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D   Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX B

Pacific Asset Management

Proxy Voting Policies and Procedures

Last Updated

December 31, 2014

POLICY

Pacific Asset Management has implemented Proxy Voting Policies and Procedures that are designed to reasonably ensure that Pacific Asset Management votes proxies prudently and in the best interest of our clients for whom we have voting authority. Pacific Asset Management generally has discretionary authority over our clients’ accounts and is responsible for voting proxies of securities held in those client accounts who have given us voting authority as determined by our obligations under the advisory contracts. Our proxy voting policy is tailored to suit the nature of our institutional fixed income business; and since Pacific Asset Management does not typically invest in equity securities, the volume of proxies is relatively low.

Conflicts of Interest

Material conflicts of interest in regards to proxy voting are resolved in the best interest of our clients. Pacific Asset Management takes reasonable measures to identify the existence of any material conflicts of interest relating to the securities to be voted. A potential conflict of interest may exist when Pacific Asset Management votes a proxy for an issuer with whom we also maintain a material business relationship or a personal relationship with our portfolio managers, traders or analysts. Conflicts based on business relationships or dealings with affiliates of Pacific Asset Management will only be considered to the extent that Pacific Asset Management has actual knowledge of such business relationships. Pacific Asset Management employees are periodically reminded of their obligation to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to Pacific Asset Management and to bring conflicts of interest of which they become aware of to the attention of the CCO. Additionally, certain officers of Pacific Asset Management, including the portfolio managers and senior managing directors, are requested to complete an annual conflicts of interest survey in order to self-report known personal conflicts of interest. Pacific Asset Management will not vote proxies relating to such issuers identified as being involved in a potential conflict of interest until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented.

When a material conflict of interest exists, Pacific Asset Management will choose among the following options to eliminate such conflict: (1) vote in accordance with the Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict or the proxy to be voted; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies. The resolution of all potential and actual material conflicts of interest issues is documented in order to demonstrate that Pacific Asset Management acted in the best interest of our clients.

Abstaining from Proxy Voting

There are times when Pacific Asset Management may choose to abstain from voting a client proxy because we believe that the expected benefit to the client of voting proxies is outweighed by the cost. Pacific Asset Management may abstain or refrain from voting a client proxy on behalf of our clients’ accounts under certain circumstances. These include:

• When the cost of voting the proxies outweighs the benefits or is otherwise impractical;

• International constraints for timing and meeting deadlines; and/or

• Restrictions on foreign securities including shareblocking (restrictions on the sale of securities for a period of time in proximity to the shareholder meeting).

Such proxies are voted on a best efforts basis. Any proxies that we choose not to vote will be documented along with our rationale prior to the date of the shareholder’s meeting for that particular proxy.

Client Instruction

If there are times when a client provides Pacific Asset Management with specific voting instructions, we will vote in accordance with those specific instructions and will not vote in accordance with our policy. Clients should be aware that providing specific instructions to Pacific Asset Management in relation to a particular matter may prevent us from taking the steps set out in our proxy voting policy to obtain the best possible result in regards to the matters covered by the proxy vote in relation to the client’s account.

Differences in Proxy Vote Determinations

We may determine that specific circumstances surrounding a proxy vote require that the proxies in our client accounts be voted differently due to the accounts’ investments objectives or other factors that differentiate it from other accounts. Pacific Asset Management may from time to time reach differing but equally valid views on how best to maximize economic value in respect to a

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particular investment. This may result in situations in which a client of ours may be invested in different portfolios and those portfolios have different proxy outcomes. In those situations, the different accounts may be invested in strategies having different investment objectives, investment styles or investment professionals. As a result Pacific Asset Management may cast different votes on behalf of different accounts. However, Pacific Asset Management generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts and portfolios. Any differences among proxies for different portfolios will be reviewed, approved and documented by senior management and the CCO prior to the vote being cast.

Types of Proxy Proposals

Proxy proposals generally fall into one of the three following categories: routine matters, social issues, and business proposals. Routine proxy proposals, amendments, or resolutions are defined as those which do not change the structure, by-laws, or operations of the corporation. With regards to routine matters, Pacific Asset Management has determined to vote with management on routine matters and will generally vote for the proposals that are reflective of reasonable and equitable corporate standards. Pacific Asset Management generally votes with the recommendations of a company’s Board of Directors on standard or non-controversial items, unless otherwise warranted following a review of the issues involved. Social issues appear in proxy proposals that attempt to deal with activities of social conscience. Shareholders’ groups sometimes submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent. As a fiduciary, Pacific Asset Management must serve exclusively the financial interests of our clients. Pacific Asset Management will support management in areas where acceptable efforts are made on behalf of special interest of social conscience, which are not detrimental to our clients. Pacific Asset Management believes the burden of social responsibility rests with management. Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. Pacific Asset Management will vote in favor of business proposals as long as the client position or value is either preserved or enhanced.

Client Disclosure and Availability of Proxy Voting Policies and Procedures

We provide a copy of our proxy voting policy and procedure to our clients upon request. Clients can obtain information on how their proxies were voted by us upon request. Compliance provides proxy filing information to the adviser of our mutual funds as requested for the purpose of filing proxy information annually with the SEC.

PROCEDURE

All proxies are sent to the appropriate Pacific Asset Management portfolio manager, trader or analyst responsible for the security held in a client account for their review and recommendation. They research the financial implications of proxy proposals and make voting recommendations specific for each account that holds the related security. Pacific Asset Management uses information gathered from our own research, company management, Pacific Asset Management portfolio managers and outside shareholder groups to reach our voting decisions. In determining how to vote proxy issues, we vote proxies in a manner intended to protect and enhance the economic value of the securities held in our clients’ accounts.

Proxies in certain of our client accounts are voted using a proxy management system called ProxyEdge that is used exclusively to assist with the administrative processes for proxy voting such as tracking and management of proxy records, vote execution, reporting, and auditing. ProxyEdge generates a variety of reports and makes available various other types of information to assist in the review and monitoring of votes cast. The holdings in our client accounts are electronically sent over to the ProxyEdge system automatically by the custodians who ensure that we are voting the most current share position for our clients. Our process dictates that once Compliance receives email notification from ProxyEdge that there are proxies in the system for our accounts to be voted, an unvoted ballot is created as a distributable unmarked ballot and sent via email to the respective portfolio managers for their vote selection. The portfolio managers respond with their selections. Compliance has the responsibility to vote the proxies according to the portfolio manager selections following our policies and procedures. Once voted, an email confirmation is sent as an electronic voting confirmation that our proxies have been voted.

For those accounts not on the ProxyEdge system, all Custodian banks and Trustees are notified of their responsibility to forward to Compliance all proxy materials. When Compliance is notified of an upcoming proxy for the accounts on ProxyEdge, the proxy material is verified to have been received for the accounts not on ProxyEdge as well. If an expected proxy is not received by the voting deadline, Compliance will direct the Custodian or Trustee to vote in accordance with Pacific Asset Management’s instructions. The final authority and responsibility for proxy voting remains with Pacific Asset Management.

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APPENDIX C

AB

Statement of Policies and Procedures for Proxy Voting

(Dated: February 2017)

1.  Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

This Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2. Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services Inc. (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or the Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers in who’s managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3. Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

3.1  Board and Director Proposals

Board Diversity (SHP)          CASE-BY-CASE

Board diversity is increasingly an important topic. In a number of European countries, legislation requires a quota of female directors. Other European countries have a comply-or-explain policy. We believe boards should develop, as a part of their refreshment and refreshment process, a framework for identifying diverse candidates. We believe diversity is broader than gender and should also take into consideration factors such as business experience, background, ethnicity, tenure and nationality. We evaluate these proposals on a case-by-case basis while examining a board’s current diversity profile and approach, and if there are other general governance concerns.

Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)  CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

Changes in Board Structure and Amending the Articles of Incorporation     FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

Classified Boards            Against

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

Director Liability and Indemnification         CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

Disclose CEO Succession Plan (SHP)          FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

Election of Directors            FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues.

We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

We may consider the number of boards on which a director sits and/or their length of service on a particular board.

We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We may vote against directors for poor compensation, audit or governance practices including the lack of a formal key committee.

We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

Controlled Company Exemption         CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

Voting for Director Nominees in a Contested Election      CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

Independent Lead Director (SHP)          FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

Limit Term of Directorship (SHP)         CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

Majority of Independent1 Directors (SHP)         FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

Majority of Independent Directors on Key Committees (SHP)       FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation, corporate governance codes, and controlled company status.

Majority Votes for Directors (SHP)          FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

Removal of Directors Without Cause (SHP)          FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

Require Independent Board Chairman (SHP)       CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)   CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)     AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

1  For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

2  Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

Advisory Vote to Ratify Directors’ Compensation (SHP)       FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)   AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

Approve Remuneration for Directors and Auditors       CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

Approve Retirement Bonuses for Directors (Japan and South Korea)     CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

Approve Special Payments to Continuing Directors and Auditors (Japan)   CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

Disclose Executive and Director Pay (SHP)       CASE-BY-CASE

The United States Securities and Exchange Commissions (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

26.  Executive and Employee Compensation Plans      Policies and Reports
CASE-BY-CASE

Compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

• Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

• Compensation costs should be managed in the same way as any other expense;

• Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

• In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.

Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

Limit Executive Pay (SHP)         CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

Mandatory Holding Periods (SHP)         AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

Performance-Based Stock Option Plans (SHP)       CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

Prohibit Relocation Benefits to Senior Executives (SHP)      AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

Recovery of Performance-Based Compensation (SHP)       FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

Submit Golden Parachutes / Severance Plans to a Shareholder Vote (SHP)   FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

Submit Golden Parachutes / Severance Plans to a Shareholder Vote Prior
to Their Being Negotiated by Management (SHP)        CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

34. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)    FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

Capital Changes and Anti-Takeover Proposals

Amend Exclusive Forum Bylaw (SHP)       AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

Amend Net Operating Loss (“NOL”) Rights Plans       FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

Authorize Share Repurchase         FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Blank Check Preferred Stock         AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

Corporate Restructurings, Merger Proposals and Spin-Offs      CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

Elimination of Preemptive Rights         CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

Expensing Stock Options (SHP)         FOR

US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS -- international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

Fair Price Provisions           CASE-BY-CASE

A fair price provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

Increase Authorized Common Stock         CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). . We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions – going beyond the standard “general corporate purposes” – must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

Issuance of Equity Without Preemptive Rights       FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

Issuance of Stock with Unequal Voting Rights       CASE-BY-CASE

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. We evaluate these proposals on a case-by-case basis and take into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company’s strategy.

Net Long Position Requirement         FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

Reincorporation           CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

Reincorporation to Another Jurisdiction to Permit Majority Voting
or Other Changes in Corporate Governance (SHP)       CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

Stock Splits            FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)   FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

Transferrable Stock Options         CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

Auditor Proposals

Appointment of Auditors         FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Approval of Financial Statements         FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

Approval of Internal Statutory Auditors       FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

Limitation of Liability of External Statutory Auditors (Japan)       CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

Separating Auditors and Consultants (SHP)       CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

Shareholder Access and Voting Proposals

A Shareholder’s Right to Call Special Meetings (SHP)       FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage, often 10% of the outstanding shares.

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 5% or more of the outstanding voting equity of the company.

Adopt Cumulative Voting (SHP)         CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)     FOR

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

Early Disclosure of Voting Results (SHP)       AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

Limiting a Shareholder’s Right to Call Special Meetings       AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

Permit a Shareholder’s Right to Act by Written Consent (SHP)      FOR

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

Proxy Access for Annual Meetings (SHP) (Management)      FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot. We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Reduce Meeting Notification from 21 Days to 14 Days (UK)      FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

Shareholder Proponent Engagement Process (SHP)       FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

Supermajority Vote Requirements         AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

Environmental, Social and Disclosure Proposals

Animal Welfare (SHP)          CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Climate Change (SHP)         FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities.

These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Charitable Contributions (SHP) (MGMT)       CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders.

Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Environmental Proposals (SHP)         CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Genetically Altered or Engineered Food and Pesticides     (SHP) CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Health Proposals (SHP)         CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Human Rights Policies and Reports (SHP)       CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessment, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Include Sustainability as a Performance Measure (SHP)      CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

Lobbying and Political Spending (SHP)       FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

Other Business           AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

Reimbursement of Shareholder Expenses (SHP)       AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

Sustainability Report (SHP)         FOR

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Work Place: Diversity (SHP)         FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID.

80. Work Place: Pay Disparity (SHP)         Case-by-case

A report on pay disparity compares the total compensation of a company’s executive officers with that of the company’s lowest paid workers and/or between genders, including statistics and rationale pertaining to changes in the size of the gap, recommended actions, information on whether executive compensation is “excessive”, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not address all of the issues addressed by pay disparity reports. Accordingly, we will continue to evaluate these proposals on a case-by-case basis, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

Conflicts of Interest

Introduction

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AllianceBernstein L.P. (“AB””) recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

Adherence to Stated Proxy Voting Policies

Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Committee will receive a report of all such votes so as to confirm adherence of the policy.

Disclosure of Conflicts

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

3 From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

• Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

• Publicly-traded companies that distribute AB mutual funds;

• Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

• Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

• Publicly-traded affiliated companies;

Potential Conflicts List

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

• Companies where an employee of AB or AXA Financial, Inc., a parent company of AB, has identified an interest;

• Any other conflict of which a Committee member becomes aware4.

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 4.5 below. We document all instances when the independent compliance officer determines our vote.

Determine Existence of Conflict of Interest

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

• If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

• If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

• If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

• If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AB to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

Review of Third Party Research Service Conflicts of Interest

We consider the research of ISS, so the Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Confidential Voting

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

4  The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

A Note Regarding AB’s Structure

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

 Voting Transparency

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

  Recordkeeping

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

Proxy Voting AND GOVERNANCE Policy

The Proxy Voting and Governance Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AB website (https://www.abglobal.com).

Proxy Statements Received Regarding Client Securities

For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

Records of Votes Cast on Behalf of Clients

Records of votes cast by AB are retained electronically by our proxy voting agent, ISS.

Records of Clients Requests for Proxy Voting Information

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

Documents Prepared by AB that are Material to Voting Decisions

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

5 US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

 Proxy Voting Procedures

Vote Administration

In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the Proxy Manager submits our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

Share blocking

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

APPENDIX D

AQR

PROXY POLICY

I. STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”)11

1 The term “AQR” includes AQR Capital Management, LLC and CNH Partners, LLC and their respective investment advisory affiliates.

generally retains proxy voting authority with respect to securities purchased for its clients. Under such circumstances, AQR will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).

II. USE OF THIRD-PARTY PROXY VOTING SERVICE

AQR has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third-party proxy advisory firm that specializes in providing proxy voting services to institutional investment managers. AQR has instructed ISS to execute all proxies in accordance with the recommendations of ISS, unless instructed otherwise by AQR.

The U.S. Securities and Exchange Commission (“SEC”) and its staff have expressed the view that although the voting of proxies remains the duty of an investment adviser registered with the SEC, an adviser may contract with a proxy advisory firm to perform certain functions with respect to proxy voting so long as the adviser ascertains, among other things, whether the proxy advisory firm has the capacity and competence to adequately analyze proxy issues. In this regard, an investment adviser could consider the adequacy and quality of the proxy advisory firm’s staffing and personnel; and the robustness of its policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that the investment adviser believes would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

At a minimum annually, the Compliance Department will seek to ensure that a review of the capacity and competence of ISS is performed. Specifically, the Compliance Department will:

1. Review ISS’s proxy voting guidelines and assess the adequacy of the guidelines, including assessing whether the guidelines are reasonably designed to ensure that proxies are voted in the best interests of AQR’s clients;

2. Review a sample of ISS’s proxy votes to review whether ISS has complied with ISS’s proxy voting guidelines;

3. Require ISS to identify and provide AQR with information regarding any material business changes or conflicts of interest on an ongoing basis and address how any conflicts of interest have been addressed. If, as a result of the Compliance Department’s examination of ISS’s conflicts of interest, a determination is made that a material conflict of interest exists, AQR’s Chief Compliance Officer or designee (the “CCO”) will determine whether to follow ISS’s recommendation with respect to a proxy or take other action with respect to the proxy; and

4. Obtain a certification or other information from ISS regarding its independence and impartiality.

III. VOTING PROCEDURES

ISS is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that all proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by AQR and not sent directly to ISS, AQR will promptly forward it to ISS.

ISS will vote the proxy in accordance with the recommendation of ISS or any custom voting policy adopted by AQR, unless instructed otherwise by AQR in accordance with AQR’s voting guidelines (described below in Section IV).

IV. VOTING GUIDELINES

In the absence of specific voting guidelines from a client, AQR will seek to vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. AQR has instructed ISS to execute all proxies in accordance with the recommendations of ISS, unless instructed otherwise by AQR.

To the extent that AQR is voting a proxy itself and not utilizing ISS’s recommendation, AQR will be required to vote proxies in a way that, in AQR’s best judgment, is in the best interest of the AQR’s clients holding such securities. Unless prior approval is obtained from the CCO, the following guidelines will generally be adhered to when AQR is voting a proxy itself:

1. AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and discussing AQR's concerns for its advisory clients' interests and not for an attempt to influence or control management;

2. AQR will not announce its voting intentions and the reasons therefore; and

3. AQR shall not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

AQR may abstain from voting a proxy in certain situations, including when:

1. The cost of voting a proxy outweighs the benefit of voting;

2. AQR is not given enough time to process the vote;

3. AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date; or

4. There are legal restrictions on trading resulting from the exercise of a proxy.

V. POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER

In the event that AQR intends to directly vote a proxy in a manner that is inconsistent with ISS’s recommendation, the Compliance Department will examine any conflicts that exist between the interests of AQR and its clients. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR, its personnel, and its affiliates with the issuer of the security in question.

If, as a result of the Compliance Department’s examination, a material conflict of interest is found to exist, AQR will determine whether:

1. Directly voting the meeting is in the best interests of the client;

2.  ISS’s recommendation should be followed; or

3. The client should approve the ISS recommendation.

VI.  DISCLOSURE

Upon request, AQR will furnish a copy of this Policy to the requesting client and information on how the client’s proxies were voted. If a client requests how the client’s proxies were voted, AQR will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about:

1. The name of the issuer;

2. The proposal voted upon; and

3. The election made for the proposal.

VII. AQR Funds

On an annual basis, AQR will provide, or cause ISS to provide; to the AQR Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940.21

1 Form N-PX is required to contain an AQR Fund’s complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.

VIII. PROXY RECORDKEEPING

The Compliance Department will maintain files relating to this Policy in an easily accessible place. Under the services contract between AQR and ISS, ISS will maintain AQR’s proxy voting records. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of AQR. Records of the following will be included in the files:

1. A copy of the Policy, and any amendments thereto;

2.  A copy of the ISS Proxy Voting Guidelines;

3. A copy of each proxy statement that AQR receives regarding client securities (AQR may rely on third parties or EDGAR);

4. A record of each vote cast; and

5. A copy of any document AQR created that was material to making a decision how to vote proxies, or that memorializes that decision.

IX. REVIEW OF POLICY AND PROCEDURES

The Compliance Department shall review, no less frequently than annually, the adequacy of this Policy to ensure it has been implemented effectively, including whether the Policy continues to be reasonably designed to ensure that proxies are voted in the best interests of its clients.

APPENDIX E

Ashmore

Proxy Voting Policy

Date: February 18, 2013

1 Purpose

1.1 Subject to specific mandate restrictions, Ashmore Investment Management Limited (“Ashmore”) is generally responsible for voting proxies and taking decisions in connection with corporate actions (referred to herein as “proxies” or a “proxy”) with respect to equities, bonds, loans or other debt instruments (referred to herein as “Securities”) held by or held on behalf of the clients for which it serves as investment manager/adviser (“Clients”).

1.2 The purpose of this document is to provide appropriate information on Ashmore’s proxy voting policy.

2 Scope

2.1 Ashmore will, at its discretion, apply its proxy voting policy for all Clients, which may include collective investment schemes, investment companies, limited partnerships and other investment funds and vehicles established by Ashmore (“Ashmore Funds”), and segregated institutional client accounts, white label accounts (public funds branded or co-branded in the name of a third party where the third party provides some or all of local infrastructure, marketing, compliance and regulatory framework), structured products, and other accounts established by third parties (“Segregated Accounts”).

2.2 Ashmore will apply its proxy voting policy in a manner that takes account of the different circumstances associated with its investment management duties and responsibilities or with any investment objectives, guidelines or restrictions applicable to a particular Client.

2.3 The following forms of proxy votes are typical (but not exhaustive) of those Ashmore is presented with:

• Debt — accelerations, exchanges and restructurings, corporate reorganisations, restructurings, events of default, accelerations, bankruptcy proceedings and buy backs;

• Equities — election of directors, ratification of auditors, management and director compensation, changes to capital structures, takeovers, mergers and corporate restructurings, social, environmental and corporate policy issues.

3 Policy

3.1 Where Ashmore is given responsibility for proxy voting, it will take reasonable steps under the circumstances to ensure that proxies are voted in the best interests of its Clients. Protecting the financial interests of its Clients is the primary consideration for Ashmore in determining how to protect such interests. This generally means proxy voting with a view to enhancing the value of the securities held by or on behalf of Ashmore’s Clients, through maximising the value of securities, taken either individually or as a whole.

3.2 When considering how to vote a proxy, Ashmore will consider those factors that relate to a Client’s interests, primarily economic, which may result in it voting for a proposal, against a proposal, abstaining from voting or submitting pricing tenders or other commercial undertakings in respect of a proposal.

3.3 Ashmore may also refrain from voting in routine proxy voting issues such as ratification of auditors, particularly if the Ashmore Clients’ aggregate holdings in a particular company are not deemed material in the context of such a vote. For this purpose, “routine” proposals could typically include matters such as an uncontested election of directors, meeting formalities or the approval of an annual report or financial statement.

3.4 Ashmore’s standard form investment management agreement will provide that Ashmore is generally responsible for proxy voting unless the Client has specifically directed Ashmore to the contrary in writing.

4 Conflicts of Interest

4.1 From time to time, proxy voting proposals may raise conflicts between the interests of Ashmore (including its employees, and/ or its affiliates) and its Clients.

4.2 Ashmore’s Compliance Department will take certain steps to determine whether such conflict is material and, if so, Ashmore will either vote in favour of the Client or manage the conflict in accordance with Ashmore’s conflicts of interest policy, which may include disclosure of such conflict to the Client for its prior approval as to Ashmore’s proposed vote. If the Client does not respond to such a request or declines the request, Ashmore shall abstain from voting the relevant securities.

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4.3 If Ashmore is prohibited from disclosing such conflict to a Client (for example, due to confidentiality restrictions) Ashmore shall determine whether to vote in the Client’s interest or abstain from voting.

4.4 Routine proxy proposals shall be presumed not to involve a material conflict of interest for Ashmore, unless Ashmore’s Compliance Department has actual knowledge that a routine proposal should be treated differently.

5 Specific Client Instructions

5.1 Where, under any circumstances, a Client provides Ashmore with specific voting instructions, Ashmore will vote in accordance with those specific instructions, and will not vote in accordance with this policy.

5.2 Where a Client’s instructions do not relate to all matters to be voted upon, Ashmore will continue to apply its proxy voting policy to those matters not covered by such specific instructions.

5.3 Clients should be aware that providing specific instructions to Ashmore in relation to a particular matter may prevent Ashmore from taking the steps set out in its proxy voting policy to obtain the best possible result in respect of the matters covered by those instructions.

5.4 Ashmore will accept no responsibility in connection with proxy voting matters which it has received no notice of, or has not received timely notice of from a Client’s custodian or relevant service provider responsible for the holding of its Securities.

6 Monitoring and Review

6.1 Ashmore will monitor the effectiveness of its proxy voting policy on a regular basis, and, where appropriate, correct any deficiencies.

6.2 Any changes to this proxy voting policy must be approved by the Compliance Officer, and Ashmore’s Risk and Compliance Committee.

7 Operational Guidelines

7.1 In circumstances where Ashmore has been advised of a requirement for a proxy vote relating to a Security held by or on behalf of a Client, the following guidelines will be adopted.

7.2 All proxy votes will be received in, logged and responded to by Ashmore’s Transaction Processing team using ‘ProxyExchange’, a web portal for voting in AGM’s and EGM’s administered by Risk Metrics Group. ProxyExchange keeps a record of the vote made or decision not to vote, as the case may be, or other action in response thereto.

7.3 The requirement for a proxy vote will be advised by the Transaction Processing team to the Ashmore Portfolio Manager who has primary responsibility for the Security in question, and who will instruct the Transaction Processing team how to respond. In the absence of the primary Portfolio Manager, it will be referred to the secondary responsible Portfolio Manager.

7.4 It is the responsibility of the Portfolio Manager to determine whether or not to raise a proposal with Ashmore’s Investment Committee for discussion and recommendation. This may be the regular weekly Investment Committee meeting or, in relevant circumstances (e.g. a short deadline for response), a quorum of the Investment Committee members who are in the office at the relevant time. Matters referred to the Investment Committee will also be noted in the Investment Committee’s minutes.

7.5 Furthermore, it is the responsibility of the Portfolio Manager to determine whether or not a matter related to a required proxy vote requires review and input from Ashmore’s Legal and Transaction Processing and/or Compliance departments.

7.6 It is also the responsibility of the Portfolio Manager to determine whether or not discuss a corporate action with other market participants, issuers and agents, but Ashmore will not disclose how it intends to vote on any particular proxy proposal without the advance approval of Ashmore’s Compliance Department. This does not restrict communications in the ordinary course of business with custodians or other agents of Ashmore’s Clients.

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APPENDIX F

BlackRock

(Updated June 2014)

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, which should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances. We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.

BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

• Boards and directors

• Auditors and audit-related issues

• Capital structure, mergers, asset sales and other special transactions

• Remuneration and benefits

• Social, ethical and environmental issues

• General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

• establishing an appropriate corporate governance structure;

• supporting and overseeing management in setting strategy;

• ensuring the integrity of financial statements;

• making decisions regarding mergers, acquisitions and disposals;

• establishing appropriate executive compensation structures; and

• addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

• current employment at the company or a subsidiary;

• former employment within the past several years as an executive of the company;

• providing substantial professional services to the company and/or members of the company’s management;

• having had a substantial business relationship in the past three years;

• having, or representing a shareholder with, a substantial shareholding in the company;

• being an immediate family member of any of the aforementioned; and

• interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called “shareholder rights plans” being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board’s oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function. BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group..

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund’s portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

• BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

• The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

• BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

• BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

• In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

January 2013

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

VOTING GUIDELINES

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

• Boards and directors

• Auditors and audit-related issues

• Capital structure, mergers, asset sales and other special transactions

• Remuneration and benefits

• Social, ethical and environmental issues

• General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

• The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

• The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

•  An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees, which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

• Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

• Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

• Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

• Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

• The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

• The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

• Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

• Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

• Where a director has a pattern over a period of years of attending less than 75% of combined board and applicable key committee meetings.

• Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. include but are not limited to:

• Employment by the company or a subsidiary as a senior executive within the previous five years

• Status as a founder of the company

• Substantial business or personal relationships with the company or the company’s senior executives

• Family relationships with senior executives or founders of the company

• An equity ownership in the company in excess of 20%

Age limits / term limits

We encourage boards to routinely refresh their membership to ensure that new viewpoints are included in the boardroom. We believe that the nominating committee of the board has the ability to implement such refreshment. As a result, we typically oppose shareholder proposals imposing arbitrary limits on the pool of directors from which shareholders can choose their representatives. However, where boards find that age limits or term limits are the most efficient mechanism for ensuring routine board refreshment, we generally defer to the board’s determination in setting such limits.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long term shareholder value.

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent. We may support cumulative voting at companies that have a controlling shareholder. A cumulative voting structure is not consistent with a majority voting requirement, as it may interfere with the capacity of director candidates to achieve the required level of support. We may not support a cumulative voting proposal at a company that has adopted a majority voting standard.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast, and we believe that such a requirement can be generally equivalent to a majority voting regime. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions

We believe that independent leadership is important in the board room. In the US there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) set board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

Shareholder access to the proxy

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card. This right is commonly referred to as “proxy access”. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances. Proxy access mechanisms should provide shareholders with assurances that the mechanism will not be subject to abuse by short term investors, investors without a substantial investment in the company, or investors seeking to take control of the board. We will review proposals regarding the adoption of proxy access on a case-by-case basis in light of the specific terms of the proposal and the circumstances of the company.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Blank check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a management or shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

• For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

• There should be a favorable business reason for the combination.

• Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

• We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. We understand that compensation committees are undertaking their analysis in the context of a competitive marketplace for executive talent. We also believe that shareholders can express concern regarding executive compensation practices through their vote on directors, and our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on Compensation Committee members. However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated or were otherwise awarded as a result of deceptive business practices. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

• whether we believe that the triggering event is in the best interest of shareholders;

• an evaluation of whether management attempted to maximize shareholder value in the triggering event;

• the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;

• whether excessively large excise tax gross up payments are part of the payout;

• whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or

• whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems. BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See “Global Corporate Governance and Engagement Principles.”

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Corporate political activities

Portfolio companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Shareholders’ right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

APPENDIX G

Boston Partners

PROXY VOTING POLICY SUMMARY

Effective March 2013

The Boston Partners (“BP”) Proxy Policy Committee (the “Committee”) is responsible for administering and overseeing BP’s proxy voting process. The Committee makes decisions on proxy policy, establishes formal Proxy Voting Policies (the “Guidelines”) and updates the Guidelines as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, may delegate certain functions to internal departments and/or engage third-party vendors to assist in the proxy voting process. Finally, selected members of the Committee will be responsible for evaluating and resolving conflicts of interest relating to BP’s proxy voting process.

To assist BP in carrying out our responsibilities with respect to proxy activities, the firm has engaged Institutional Shareholder Services Inc. (“ISS”), a third party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with BP’s Guidelines. While BP may consider ISS’s recommendations on proxy issues, BP bears ultimate responsibility for proxy voting decisions. ISS also provides recordkeeping and vote-reporting services.

How BP Votes

BP’s Guidelines were developed in conjunction with ISS and predominantly follow a combination of their standard and PVS (Taft-Hartley) guidelines. In determining how proxies should be voted, BP primarily focuses on maximizing the economic value of its clients’ investments. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is BP’s objective to support shareholder proposals that it believes promote good corporate citizenship.

BP has identified for ISS certain routine issues that enable them to vote in a consistent manner with regard to those proposals. In addition, BP has outlined certain criteria for addressing non-routine issues. ISS performs in-depth research and analysis and, where required by the Guidelines, performs a case-by-case evaluation prior to casting a ballot on BP’s behalf. Although BP has instructed ISS to vote in accordance with the Guidelines, BP retains the right to deviate from those Guidelines if, in its estimation, doing so would be in the best interest of clients. BP may refrain from voting proxies where it is unable or unwilling to do so because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Conflicts

ISS is a third-party service provider engaged to make recommendations and to vote proxies in accordance with BP’s predetermined Guidelines. Because BP votes proxies based on predetermined Guidelines, BP believes clients are sufficiently insulated from any actual or perceived conflicts BP may encounter between its interests and those of its clients. However, BP may deviate from the Guidelines in certain circumstances or its Guidelines may not address certain proxy voting proposals. If a member of BP’s research or portfolio management team recommends that it vote a particular proxy proposal in a manner inconsistent with the Guidelines or if its Guidelines do not address a particular proposal, BP will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of BP’s clients. In summary, these procedures require the individual requesting a deviation from the Guidelines to complete a Conflicts Questionnaire (the “Questionnaire”) along with written document of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be readily apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, BP will vote in accordance with the instructions of the client, seek the recommendation of an independent third party or resolve the conflict in such other manner as BP believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

Disclosures

A copy of BP’s Proxy Voting Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account is available upon request from BP’s relationship manager.

Wrap Program account clients may obtain information regarding BP’s policies and procedures or their voting record by contacting BP at (866) 762-6699.

G-1

APPENDIX H

ClearBridge

Proxy Voting Policies and Procedures

(Amended as of January 7, 2013)

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE1 VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV. CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A. Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1. ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2. ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

1 This policy pertains to ClearBridge Investments, LLC and ClearBridge, LLC (collectively, “ClearBridge Investments” or “ClearBridge”).

3. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4. A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B. Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2. All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3. The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

• disclosing the conflict to clients and obtaining their consent before voting;

• suggesting to clients that they engage another party to vote the proxy on their behalf;

• in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

• such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C. Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g.,

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A. Election of Directors

1. Voting on Director Nominees in Uncontested Elections.

a. We withhold our vote from a director nominee who:

• attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

• were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

• received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

• is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

• is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b. We vote for all other director nominees.

2. Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

• Designation of a lead director

•  Majority of independent directors (supermajority)

•  All independent key committees

• Size of the company (based on market capitalization)

•  Established governance guidelines

• Company performance

3. Majority of Independent Directors

a. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5. Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6. Director and Officer Indemnification and Liability Protection

a. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7. Director Qualifications

a. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b. We vote against shareholder proposals requiring two candidates per board seat.

B. Proxy Contests

1. Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2. Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.  Auditors

1. Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2. Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3. Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4. Indemnification of Auditors

We vote against proposals to indemnify auditors.

D. Proxy Contest Defenses

1. Board Structure: Staggered vs. Annual Elections

a. We vote against proposals to classify the board.

b. We vote for proposals to repeal classified boards and to elect all directors annually.

2.  Shareholder Ability to Remove Directors

a. We vote against proposals that provide that directors may be removed only for cause.

b. We vote for proposals to restore shareholder ability to remove directors with or without cause.

c. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3. Cumulative Voting

a. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4. Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5. Shareholder Ability to Call Special Meetings

a. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.  We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6. Shareholder Ability to Act by Written Consent

a. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.  We vote for proposals to allow or make easier shareholder action by written consent.

7. Shareholder Ability to Alter the Size of the Board

a. We vote for proposals that seek to fix the size of the board.

b. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8. Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9. Amendment of By-Laws

a. We vote against proposals giving the board exclusive authority to amend the by-laws.

b. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

• shareholder rights are protected;

• there is negligible or positive impact on shareholder value;

• management provides adequate reasons for the amendments; and

• the company is required to do so by law (if applicable).

E. Tender Offer Defenses

1. Poison Pills

a. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b. We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2. Fair Price Provisions

a. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3. Greenmail

a.  We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4. Unequal Voting Rights

a. We vote against dual class exchange offers.

b. We vote against dual class re-capitalization.

5. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6. Supermajority Shareholder Vote Requirement to Approve Mergers

a. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7. White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F. Miscellaneous Governance Provisions

1. Confidential Voting

a. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2. Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3. Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4. Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5. Other Business

We vote for proposals that seek to bring forth other business matters.

6. Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7. Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G. Capital Structure

1. Common Stock Authorization

a. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

• Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

• The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2. Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3. Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4. Blank Check Preferred Stock

a. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b. We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6. Preemptive Rights

a. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

• Size of the Company.

• Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

• Percentage of the rights offering (rule of thumb less than 5%).

b. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7. Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9. Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

• It is intended for financing purposes with minimal or no dilution to current shareholders

• It is not designed to preserve the voting power of an insider or significant shareholder

10. Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11. Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12. Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H. Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1. OBRA-Related Compensation Proposals

a. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b. Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d. Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2. Expensing of Options

We vote for proposals to expense stock options on financial statements.

3. Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4. Shareholder Proposals to Limit Executive and Director Pay

a. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

• Compensation committee comprised of independent outside directors

• Maximum award limits

• Repricing without shareholder approval prohibited

• 3-year average burn rate for company

• Plan administrator has authority to accelerate the vesting of awards

• Shares under the plan subject to performance criteria

5. Golden Parachutes

a. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6. Golden Coffins

a. We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b. We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7. Anti Tax Gross-up Policy

a. We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b. We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9. Employee Stock Purchase Plans

a. We vote for qualified plans where all of the following apply:

• The purchase price is at least 85 percent of fair market value

• The offering period is 27 months or less

• The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b. We vote for non-qualified plans where all of the following apply:

• All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

• There are limits on employee contribution (ex: fixed dollar amount)

• There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

• There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11. Stock Compensation Plans

a. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12. Directors Retirement Plans

a. We vote against retirement plans for non-employee directors.

b.  We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13. Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

• Historic trading patterns

• Rationale for the repricing

• Value-for-value exchange

• Option vesting

• Term of the option

• Exercise price

•  Participation

14. Shareholder Proposals Recording Executive and Director Pay

a. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b. We vote against shareholder proposals requiring director fees be paid in stock only.

c. We vote for shareholder proposals to put option repricing to a shareholder vote.

d. We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e. We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15. Management Proposals On Executive Compensation

a. For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

• Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

• Performance metrics for short- and long-term incentive programs

• CEO pay relative to company performance (is there a misalignment)

• Tax gross-ups to senior executives

• Change-in-control arrangements

• Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b. We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16. Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

• While employed and/or for one to two years following the termination of their employment; or

• For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•  Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

• Actual stock ownership of the company’s named executive officers

• Policies aimed at mitigating risk taking by senior executives

• Pay practices at the company that we deem problematic

I. State/Country of Incorporation

1. Voting on State Takeover Statutes

a. We vote for proposals to opt out of state freeze-out provisions.

b. We vote for proposals to opt out of state disgorgement provisions.

2. Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3. Control Share Acquisition Provisions

a. We vote against proposals to amend the charter to include control share acquisition provisions.

b. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c. We vote for proposals to restore voting rights to the control shares.

d. We vote for proposals to opt out of control share cashout statutes.

J. Mergers and Corporate Restructuring

1. Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2. Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.  Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4. Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.  Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7. Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8. Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9. Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K. Social and Environmental Issues

1. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a. whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b. the percentage of sales, assets and earnings affected;

c.  the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d. whether the issues presented should be dealt with through government or company-specific action;

e. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f. whether the company’s analysis and voting recommendation to shareholders is persuasive;

g. what other companies have done in response to the issue;

h.  whether the proposal itself is well framed and reasonable;

i.  whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.  whether the subject of the proposal is best left to the discretion of the board.

2. Among the social and environmental issues to which we apply this analysis are the following:

a. Energy Efficiency and Resource Utilization

b. Environmental Impact and Climate Change

c. Human Rights and Impact on Communities of Corporate Activities

d. Equal Employment Opportunity and Non Discrimination

e. ILO Standards and Child/Slave Labor

f. Product Integrity and Marketing

g. Sustainability Reporting

h. Board Representation

i. Animal Welfare

L.  Miscellaneous

1. Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2. Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

• Does the company have a political contributions policy publicly available

• How extensive is the disclosure on these documents

• What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

• Does the company provide information on its trade association expenditures

• Total amount of political expenditure by the company in recent history

3. Operational Items

a. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f. We vote against proposals to approve other business when it appears as voting item.

4. Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

• the opening of the shareholder meeting

• that the meeting has been convened under local regulatory requirements

• the presence of a quorum

• the agenda for the shareholder meeting

• the election of the chair of the meeting

• regulatory filings

• the allowance of questions

• the publication of minutes

• the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5. Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6. Stock (Scrip) Dividend Alternatives

a. We vote for most stock (scrip) dividend proposals.

b. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI. OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A. Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.  DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII. RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

• a copy of these policies and procedures;

• a copy of each proxy form (as voted);

• a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

• documentation relating to the identification and resolution of conflicts of interest;

• any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

• a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

APPENDIX I

Eaton Vance

PROXY VOTING POLICIES AND PROCEDURES

I.  Introduction

Eaton Vance Management, Boston Management and Research, Eaton Vance Investment Counsel, Eaton Vance Management (International) Limited and Eaton Vance Trust Company (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and, to the extent applicable, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser has established guidelines (“Guidelines”) as described below and generally will utilize such Guidelines in voting proxies on behalf of its clients. The Guidelines are largely based on those developed by the Agent (defined below) but also reflect input from the Global Proxy Group (defined below) and other Adviser investment professionals and are believed to be consistent with the views of the Adviser on the various types of proxy proposals. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders. The Guidelines provide a framework for analysis and decision making but do not address all potential issues.

Except as noted below, each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Where applicable, proxies will be voted in accordance with client specific guidelines or, in the case of an Eaton Vance Fund that is sub-advised, pursuant to the sub-adviser’s proxy voting policies and procedures. Although an Adviser retains the services of the Agent for research and voting recommendations, the Adviser remains responsible for proxy voting decisions.

III. Roles and Responsibilities

A. Proxy Administrator

The Proxy Administrator and/or her designee coordinate the consideration of proxies referred back to the Adviser by the Agent, and otherwise administers these Procedures. In the Proxy Administrator’s absence, another employee of the Adviser may perform the Proxy Administrator’s responsibilities as deemed appropriate by the Global Proxy Group. The Proxy Administrator also may designate another employee to perform certain of the Proxy Administrator’s duties hereunder, subject to the oversight of the Proxy Administrator.

B.  Agent

The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. Each Adviser shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent. The Agent shall vote and/or refer all proxies in accordance with the Guidelines. The Agent shall retain a record of all proxy votes handled by the Agent. With respect to each Eaton Vance Fund memorialized therein, such record must reflect all of the information required to be disclosed in the Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, to the extent applicable. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified. The Advisers are responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014). Such oversight currently may include one or more of the following:

• periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);

• periodic review of a sample of ballots for accuracy and correct application of the Guidelines;

• periodic meetings with Agent’s client services team;

• periodic in-person and/or web-based due diligence meetings;

• receipt and review of annual certifications received from the Agent; and/or

• annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests.

C. Global Proxy Group

The Adviser shall establish a Global Proxy Group which is responsible for establishing the Guidelines (described below) and reviewing such Guidelines at least annually. The Global Proxy Group shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of the Adviser or the Agent as described below.

The members of the Global Proxy Group shall include the Chief Equity Investment Officer of Eaton Vance Management (“EVM”) and selected members of the Equity Departments of EVM and Eaton Vance Management (International) Limited (“EVMI”) and EVM’s Global Income Department. The Proxy Administrator is not a voting member of the Global Proxy Group. Members of the Global Proxy Group may be changed from time to time at the Advisers’ discretion. Matters that require the approval of the Global Proxy Group may be acted upon by its member(s) available to consider the matter.

IV. Proxy Voting

A. The Guidelines

The Global Proxy Group shall establish recommendations for the manner in which proxy proposals shall be voted (the “Guidelines”). The Guidelines shall identify when ballots for specific types of proxy proposals shall be voted1 or referred to the Adviser. The Guidelines shall address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and other proposals affecting shareholder rights. In determining the Guidelines, the Global Proxy Group considers the recommendations of the Agent as well as input from the Advisers’ portfolio managers and analysts and/or other internally developed or third party research.

The Global Proxy Group shall review the Guidelines at least annually and, in connection with proxies to be voted on behalf of the Eaton Vance Funds, the Adviser will submit amendments to the Guidelines to the Fund Boards each year for approval.

With respect to the types of proxy proposals listed below, the Guidelines will generally provide as follows:

1. Proposals Regarding Mergers and Corporate Restructurings/Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee for all proposals relating to Mergers and Corporate Restructurings.

1 The Guidelines will prescribe how a proposal shall be voted or provide factors to be considered on a case-by-case basis by the Agent in recommending a vote pursuant to the Guidelines.

2. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

3. Proposals Regarding Proxy Contests

The Agent shall be directed to refer contested proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator and/or her designee.

4. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals. Interpretation and application of the Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer or the Adviser may be or become subject. The Guidelines generally relate to the types of proposals that are most frequently presented in proxy statements to shareholders. In certain circumstances, an Adviser may determine to vote contrary to the Guidelines subject to the voting procedures set forth below.

B. Voting Procedures

Except as noted in Section V below, the Proxy Administrator and/or her designee shall instruct the Agent to vote proxies as follows:

1. Vote in Accordance with Guidelines

If the Guidelines prescribe the manner in which the proxy is to be voted, the Agent shall vote in accordance with the Guidelines, which for certain types of proposals, are recommendations of the Agent made on a case-by-case basis.

2. Seek Guidance for a Referred Item or a Proposal for which there is No Guideline

If (i) the Guidelines state that the proxy shall be referred to the Adviser to determine the manner in which it should be voted or (ii) a proxy is received for a proposal for which there is no Guideline, the Proxy Administrator and/or her designee shall consult with the analyst(s) covering the company subject to the proxy proposal and shall instruct the Agent to vote in accordance with the determination of the analyst. The Proxy Administrator and/or her designee will maintain a record of all proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter. Where more than one analyst covers a particular company and the recommendations of such analysts for voting a proposal subject to this Section IV.B.2 conflict, the Global Proxy Group shall review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for clients(including Funds).

3. Votes Contrary to the Guidelines or Where Agent is Conflicted

In the event an analyst with respect to companies within his or her coverage area may recommend a vote contrary to the Guidelines, the Proxy Administrator and/or her designee will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including a description of the basis for the analyst’s recommendation via email and the Proxy Administrator and/or her designee will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast on behalf of the Eaton Vance Funds contrary to the Guidelines, and shall do so quarterly. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy as described in Section VI.B.

4. Do Not Cast a Vote

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast. In addition, the Advisers may determine not to vote (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security); or (iii) in markets in which shareholders' rights are limited, and the Adviser is unable to timely access ballots or other proxy information. Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

Securities on Loan

When a fund client participates in the lending of its securities and the securities are on loan at the record date for a shareholder meeting, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the Adviser will make reasonable efforts to terminate the loan in time to be able to cast such vote or exercise such consent. The Adviser shall instruct the fund’s security lending agent to refrain from lending the full position of any security held by a fund to ensure that the Adviser receives notice of proxy proposals impacting the loaned security.

V.  Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

• A copy of the Advisers’ proxy voting policies and procedures;

• Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

• A record of each vote cast;

• A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

• Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

Notwithstanding anything contained in this Section V, Eaton Vance Trust Company shall maintain records relating to the proxies it votes on behalf of its clients in accordance with laws and regulations applicable to it and its activities. In addition, EVMI shall maintain records relating to the proxies it votes on behalf of its clients in accordance with UK law.

VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

• Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

• A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

• The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group.

• If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Global Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

• If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will then determine if a material conflict of interest exists between the relevant Adviser and its clients (in consultation with the Legal and Compliance Department if needed). If the Global Proxy Group determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

• The client, in the case of an individual, corporate, institutional or benefit plan client;

• In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

• The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Global Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Global Proxy Group.

Adopted June 6, 2003

As Revised January 20, 2005

As Revised August 8, 2005

As Revised February 1, 2006

As Revised August 10, 2009

As Revised March 14, 2014

As Revised April 17, 2015

As Revised August 10, 2015

As Revised October 26, 2015

As Revised April 26, 2016

APPENDIX J

Invesco

Policy Statement on Global Corporate Governance and Proxy Voting

I. Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II. Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III. Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV. Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

 Firm-level Conflicts of Interest

 A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ

Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

 If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

 Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

 Personal Conflicts of Interest

 A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

 All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

 Other Conflicts of Interest

 In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V. Use of Third Party Proxy Advisory Services

 Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

 As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI. Global Proxy Voting Platform and Administration

 Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question). In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process.

1 Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component..

 The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

 Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

 The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.  Non-Votes

 In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

• Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

• If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

• In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

• Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII. Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

A. Shareholder Access and Treatment of Shareholder Proposals

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

C. Capitalization Structure Issues

i. Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii. Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii. Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D. Corporate Governance Issues

i. Board of Directors

1. Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2. Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long- term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

• Long-term financial performance of the company relative to its industry,

• Management’s track record,

• Background to the proxy contest,

• Qualifications of director nominees (both slates),

• Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

• Stock ownership positions in the company.

3. Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

4. Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5. Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6. Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may take into account, among other factors, the presence or absence of:

• a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

• a majority of independent directors;

• completely independent key committees;

• committee chairpersons nominated by the independent directors;

• CEO performance reviewed annually by a committee of independent directors; and

• established governance guidelines.

7. Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8. Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9. Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10. Term Limits for Directors

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.

ii. Audit Committees and Auditors

1. Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2. Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3. Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E. Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i. Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii. Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii. Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv. Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v. “Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi. Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F. Anti-Takeover Defenses; Reincorporation

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

APPENDIX K

Ivy

PROXY VOTING POLICIES

(Dated: January 2017)

1. GENERAL POLICY STATEMENT

It is the policy of both Waddell & Reed Investment Management Company (“WRIMCO”) and Ivy Investment Management Company (“Ivy”) (hereinafter referred to as the “Investment Manager”) to vote each proxy solicited by security issuers through Institutional Shareholder Services (herein after referred to as “Service Provider”), according to the policies set forth herein. The Investment Manager strives to vote each proxy issue in the best interest of the client and/or the client's plan participants. The Investment Manager has provided these proxy policies to its Service Provider who will vote each proxy accordingly. If a proxy is received by the Investment Manager or its Service Provider that is not specifically covered by the policies herein, the Investment Manager will receive notice from the Service Provider of the issue and the Investment Manager will review the proxy and attempt to supply the Service Provider with voting instructions. If, however, the Service Provider does not receive any instructions back from the Investment Manager before the vote deadline, the Service Provider has standing instructions to vote the proxy in the direction favored by Management.

These policies do not apply to any client that explicitly retains authority and discretion to vote its own proxies or had delegated such authority and discretion to a third party. All proxies received will, whenever possible, be voted and transmitted by means necessary to ensure timely receipt by the tabulating agent prior to the annual or special meeting of shareholders. It is the general policy of the Investment Manager to vote on all matters presented to security holders in any proxy, but the Investment Manager reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in its judgment, the costs associated with voting such proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients. Voting proxies with respect to shares of foreign securities may be significantly more difficult than with respect to domestic securities, for instance, there may be situations in which the Investment Manager cannot process proxies where a meeting notice was received too late or where the Investment Manager has not received adequate information from the company to make an informed decision.

An annual report to the client and/or trustees of any plan client regarding proxies voted on shares held in that plan's investment portfolio will be provided upon request within three business days of such request. Written records of all proxies received and a copy of any report made to trustees will be maintained in client files. In addition, a record of each client's written request for copies of their respective proxy voting records and the Investment Manager's written response to any written or oral request will be kept by the Investment Manager.

The Investment Manager welcomes inquiries and input on any specific proxy issue of concern to any client, the trustees of any client plan or their authorized representatives.

The following state the general policies of the Investment Manager; however, exceptions to the policies may be deemed appropriate.

2. EXCLUSIVE BENEFIT – PROXY VOTING FOR FIDUCIARY SHAREHOLDERS

It is the Investment Manager’s responsibility to vote proxy issues solely in the best interests of the clients to whom it has a fiduciary responsibility. In doing so, it is the Investment Manager’s policy to consider the economic cost or benefit to the clients as investors. For client accounts subject to the Employee Retirement Income Security Act of 1974 (‘ERISA”) for which it votes proxies, the Investment Manager shall not subordinate the interests of an ERISA plan’s participants and beneficiaries in their retirement income to unrelated objectives. The role of shareholders in corporate governance is typically limited. A majority of the decisions regarding the daily operations and business strategies of most corporations, including the businesses in which the corporation is engaged, the manner and means in which the corporation chooses to do business, and the determination of the users of its products and services, should primarily be left to management’s discretion. It is the Investment Manager’s policy that the shareholder should become involved with these matters only when management has failed and the corporation’s performance has suffered, or to protect the rights of shareholders to act.

Some shareholders use the proxy voting process as a platform to reflect political, moral or religious beliefs. Although the Investment Manager may share the beliefs expressed by means of these proposals, as fiduciaries charged with investing for the exclusive benefit of the clients the Investment Manager serves, as a practical matter, it is impossible for the Investment Manager’s decisions in these matters to reflect the divergent views of a plan’s participants. Further, ERISA’s prudence and exclusive purpose requirements preclude the use of plan assets to further policy or political issues through proxy resolutions that have no connection to enhancing the economic value of a plan’s investment in a corporation. For the foregoing reasons the Investment Manager generally restricts its consideration of a proposal to the economic viewpoint and the effect of the proposal on share value.

The above notwithstanding, it is not the Investment Manager’s intent to consider only the immediate impact of each proposal on the corporation’s bottom line. For example, corporations would save money by not having independent directors, who must be compensated. It is clear, however, that it is in the best interest of shareholders to have their interests represented by directors independent of management. Consequently, the Investment Manager recognizes that, while economic factors are of material concern, other considerations may in some cases be of equal or greater importance with respect to the security of shareholders’ investments over the longer term.

The following are the general proxy voting policies for clients of the Investment Manager. The policies are intended to be guidelines only and each vote will be analyzed based upon all relevant factors; therefore, a vote may vary from the guidelines from time to time.

3. CONFLICTS OF INTEREST BETWEEN THE INVESTMENT MANAGER AND ITS CLIENTS

The Investment Manager will use the following three-step process to identify and address conflicts of interest:

(1) The Investment Manager will attempt to identify any potential conflicts of interest;

(2) The Investment Manager will then determine if the conflict as identified is material; and

(3) The Investment Manager will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of clients and are not the product of a material conflict.

I. Identifying Conflicts of Interest

The Investment Manager will evaluate the nature of its relationships to assess which, if any, might place the interests of the Investment Manager, as well as those of its affiliates, in conflict with those of the client or the fund’s shareholders on a proxy voting matter. The Investment Manager will review the following three general categories with respect to any proxy voting matter to determine if there is a conflict:

• Business Relationships – The Investment Manager will review any matter for a material conflict where it (or an affiliate) manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it (or an affiliate) is actively soliciting any such business from a company; or if the Investment Manager has determined that it (or an affiliate) otherwise has a similar significant relationship with a third party.

• Personal Relationships – The Investment Manager will review any matter where it (or an affiliate) has a personal relationship with the issuer’s management or other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

• Familial Relationships – The Investment Manager will review any matter where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists. Any person with knowledge of a potential conflict of interest of the Investment Manager (or an affiliate) for a particular item shall disclose that conflict to the Director of Research of the Investment Manager. Any person with a known potential conflict of interest for a particular item shall disclose that conflict to the Director of Research and otherwise remove himself or herself from the proxy voting process with respect to that item. The Investment Manager or the Director of Research will also review all known relationships of portfolio managers and senior management for potential conflicts. The Investment Manager will designate an individual or committee to review all proxies to be voted by the Investment Manager on behalf of a client and identify any potential conflicts of interest on an ongoing basis.

II. Determining “Material Conflicts”

The Investment Manager will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, the Investment Manager will determine materiality based on the reasonable likelihood that the relationship, in the particular context, would be viewed as important by the average shareholder.

III. Procedures to Address Material Conflicts

The Investment Manager will use one or more of the following methods to vote proxies that have been determined to present a “Material Conflict.”

• Use a Proxy Voting Service for Specific Proposals – As a primary means of voting proxies where there is a Material Conflict if no client direction is provided, the Investment Manager will vote per the recommendation of an independent proxy voting service Risk Metrics or another independent third party if a recommendation from Risk Metrics is unavailable).

• Client directed – If the Material Conflict arises on a proxy to be voted for a third-party account and the client provides voting instructions on a particular vote, the Investment Manager will vote according to the directions provided by the client.

• Use a Predetermined Voting Policy – If no directives are provided by an independent proxy voting service or, alternatively, by the client, the Investment Manager may vote Material Conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a Material Conflict and the Investment Manager uses this method, the Investment Manager will not be permitted to vary from the established Voting Policies established herein.

• Seek Client or Board Guidance – Finally, if the Material Conflict does not fall within one of the situations referenced above, the Investment Manager may seek guidance from the client or the fund’s board of directors on voting the proxy for such matters. Under this method, the Investment Manager will disclose the nature of the conflict to the client or the fund board (or a committee of the board of directors consisting primarily of disinterested directors and to whom authority to direct proxy voting has been delegated) and obtain consent or direction to vote the proxies.

Appendix L

Lord Abbett

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients’ duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee comprises Lord Abbett’s Chief Investment Officer and members of its Investment, Operations, and Legal and Compliance Departments. Proxy voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has implemented the following approach to the proxy voting process:

• In cases where we deem any client’s position in a company to be material1, the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

• In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Service Provider (defined below), or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

• Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

• When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

1 We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

Retention and Oversight of Proxy Service Provider

Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.2 While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations.

Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that Lord Abbett continues to vote proxies in the best interests of its clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. Such due diligence may be conducted in Lord Abbett’s offices or at the Proxy Service Provider’s offices. The topics included in these due diligence reviews include conflicts of interest, methodologies for developing vote recommendations, and resources, among other things.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

• Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees3 (the “Proxy Committees”) and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Funds’ Proxy Committees regarding the company.

• Lord Abbett also has implemented special voting measures with respect to companies that have a significant business relationship with Lord Abbett (including any subsidiaries of such companies). For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations.

• Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote all shares on behalf of all clients that hold a security that presents a conflict of interest for the Funds in accordance with the voting instructions received from the Funds’ Proxy Committees, unless Lord Abbett proposes to follow the Proxy Service Provider’s recommendation.

• To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securit(ies) or instrument(s) are held in a second account in a different strategy, Lord Abbett will vote without input from members of the Investment Department acting on behalf of the second account. The Chief Administrative Officer, members of an investment team, members of the Proxy Policy Committee, and members of the Proxy Group may seek guidance from Lord Abbett’s Investment Conflicts Committee with respect to any potential conflict of interest arising out of the holdings of multiple clients.

2 Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.

3 The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant. For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as “Taft-Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO rather than the guidelines described below unless instructed otherwise by the client.

Auditors

Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

Directors

Election of directors

The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees.

Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

Majority voting

Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

Board classification

A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

Independent board and committee members

An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

Independent board chairman

Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

Compensation and Benefits

General

In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

Incentive compensation plans

An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Service Provider regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

Say on pay

“Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

Pay for performance

“Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

Clawback provisions

A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

Anti-gross-up policies

Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

Severance agreements and executive death benefits

Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

Executive pay limits

Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

Employee stock purchase plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

Corporate Matters

Charter amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

Changes to capital structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

Reincorporation

We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

Mergers, acquisitions, and restructurings

A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

Anti-Takeover Issues and Shareholder Rights

Proxy access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett evaluates proposals that seek to allow proxy access based on the merits of each situation.

Shareholder rights plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

Chewable pill provisions

A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Anti-greenmail provisions

An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

Fair price provisions

A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

Rights to call special shareholder meetings

Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

Supermajority vote requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

Cumulative voting

Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

Confidential voting

In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

Reimbursing proxy solicitation expenses

Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

Transacting other business

Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

Social, Political, and Environmental Issues

Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

Share Blocking

Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: September 15, 2016

APPENDIX M

MCG

Proxy Voting Policies

(Revised 12/2012)

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Macro Currency Group, considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

• The Macro Currency Group does not maintain a written proxy voting policy as required by Rule 206(4)-6.

• Proxies are not voted in Clients’ best interests.

• Proxies are not identified and voted in a timely manner.

• Conflicts between the Macro Currency Group’s interests and the Client are not identified; therefore, proxies are not voted appropriately.

• The third-party proxy voting services utilized by the Macro Currency Group are not independent.

• Proxy voting records and Client requests to review proxy votes are not maintained.

The Macro Currency Group has established the following guidelines as an attempt to mitigate these risks.

Policy

The Macro Currency Group believes that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory clients. The Macro Currency Group’s guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Macro Currency Group’s belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Macro Currency Group also monitors Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Macro Currency Group has adopted the policies and procedures set out below, which are designed to ensure that the Macro Currency Group complies with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Macro Currency Group has implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Macro Currency Group’s investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Macro Currency Group has retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Macro Currency Group include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Macro Currency Group has elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Macro Currency Group’s Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Team.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.

If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process (See Appendix titled “Report for Proxy Vote(s) Against the ISS Recommendation(s)”), including:

1. The requesting PM Team’s reasons for the decision;

2. The approval of the lead Portfolio Manager for the requesting PM Team;

3. Notification to the Proxy Voting Team and other appropriate personnel (including other Macro Currency Group portfolio managers who may own the particular security);

4. A determination that the decision is not influenced by any conflict of interest; and review and approval by the Compliance Department.

Conflicts of Interest

The Macro Currency Group has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Macro Currency Group in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Macro Currency Group cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Macro Currency Group’s senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Macro Currency Group maintains records of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Marco Currency Group’s Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Marco Currency Group’s Investment Accounting Department. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Marco Currency Group’s OnBase system. These steps are part of the Marco Currency Group’s Account Opening Process.

SMA – Wrap Accounts

The Marco Currency Group’s SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Team. The SMA Operations Department coordinates with the respective wrap program sponsor and the Investment Accounting Department to ensure that proxies are voted in accordance with Clients’ instructions.

1 The Macro Currency Group has various Portfolio Manager Teams organized by asset classes and investment strategies.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Macro Currency Group can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Macro Currency Group the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Macro Currency Group’s Proxy Voting Team.

Securities Lending

At times, neither the Macro Currency Group nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Macro Currency Group will make reasonable efforts to inform the Client that neither the Macro Currency Group nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Macro Currency Group shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Macro Currency Group’s analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

- Restrictions for share blocking countries2;

- Casting a vote on a foreign security may require that the Macro Currency Group engage a translator;

- Restrictions on foreigners’ ability to exercise votes;

- Requirements to vote proxies in person;

- Requirements to provide local agents with power of attorney to facilitate the voting instructions;

- Untimely notice of shareholder meeting;

- Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Macro Currency Group’s Proxy Voting Team of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Macro Currency Group does not reveal or disclose to any third party how the Macro Currency Group may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Team may disclose that it is the Macro Currency Group’s general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Macro Currency Group to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Macro Currency Group intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Macro Currency Group’s votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Macro Currency Group’s Proxy Voting Team. The Proxy Voting Team will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Team may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

2  In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

External Managers

Where Client assets are placed with managers outside of the Macro Currency Group, whether through separate accounts, funds-of-funds or other structures, such external managers are responsible for voting proxies in accordance with the managers’ own policies. The Macro Currency Group may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Macro Currency Group’s Proxy Voting Team. The Proxy Voting Team will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Team, with the assistance of the CCO or CCO NA (or their designee), will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Macro Currency Group may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

The Macro Currency Group must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Proxy Voting Team, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

• Any request, whether written (including e-mail) or oral, received by any Employee of the Macro Currency Group, must be promptly reported to the Proxy Voting Team. All written requests must be retained in the Client’s permanent file.

• The Proxy Voting Team records the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

• The Proxy Voting Team furnishes the information requested to the Client within a reasonable time period (generally within 10 business days). The Macro Currency Group maintains a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

• Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

• Upon inadvertent receipt of a proxy, the Macro Currency Group forwards the proxy to ISS for voting, unless the client has instructed otherwise.

 Note: The Macro Currency Group is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

• The Macro Currency Group’s proxy voting record is maintained by ISS. The Proxy Voting Team, with the assistance of the Investment Accounting and SMA Operations Departments, periodically ensures that ISS has complete, accurate, and current records of Clients who have instructed the Macro Currency Group to vote proxies on their behalf.

• The Macro Currency Group maintains documentation to support the decision to vote against the ISS recommendation.

•  The Macro Currency Group maintains documentation or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for any voting decision.

Procedures for Class Actions

In general, it is the Macro Currency Group’s policy not to file class action claims on behalf of Clients. The Macro Currency Group specifically does not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Macro Currency Group. The Macro Currency Group only files class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract, as it is the Macro Currency Group’s general policy not to act as lead plaintiff in class actions. The process of class action claims is carried out by the Investment Accounting Department. In the event the Macro Currency Group opts out of a class action settlement, the Macro Currency Group will maintain documentation of any cost/benefit analysis to support that decision.

The Macro Currency Group is mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Macro Currency Group manages the conflict by seeking instruction from the Law Department and/or outside counsel.

Disclosure

The Macro Currency Group ensures that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Macro Currency Group’s proxy voting and class action practices, as mentioned throughout these policies and procedures. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

In general, the Macro Currency Group’s CCO or CCO NA (or their designee) oversees the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures. In addition, the Compliance Department periodically reviews the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted in a manner consistent with the Macro Currency Group’s fiduciary duties.

APPENDIX N

MFS

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2017

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Records Retention; and

D. Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2. MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carryforwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

For directors who are not a CEO of a public company, MFS will vote against a nominee who serves on more than five (5) public company boards in total. MFS may consider exceptions to this policy if (i) the director is either retired or listed as "professional director" in the proxy statement; (ii) the company has disclosed the director's plans to step down from the number of public company boards exceeding five (5) within a reasonable time; or (iii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex.

For directors who are also a CEO of a public company, MFS will vote against a nominee who serves on more than three (3) public-company boards in total. However, we will support his or her re-election to the board of the company for which he or she serves as CEO).

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues — Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

1.  MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c. Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

3. Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of Proxy Administrators and/or other 3rd party vendors to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. For votes that require a case-by-case analysis per the MFS Proxy Policies (e.g. proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals), a representative of MFS Proxy Voting Committee will consult with or seek recommendations from MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately determine the manner in which such proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.  Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues, please visit www.mfs.com and refer to our most recent Annual Global Proxy Voting and Engagement Report for contact information.

C. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.  REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

APPENDIX O

MSIM

PROXY VOTING POLICY AND PROCEDURES

(Revised: September 2016)

I.  POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Retention and Oversight of Proxy Advisory Firms - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

II.  GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

• Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

• General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

• Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

 a. We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

 b. We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

 c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

 d. We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

 e. We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

 f. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

 g. In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

 h. We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

 i. We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

 j. We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

 k. We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

 2. Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

 3. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

 4. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

 5. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.   Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.   Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.   Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.   Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.   Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

 1. We generally support the following:

• Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

• U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

• U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

• Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

• Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

• Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

• Management proposals to effect stock splits.

• Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

• Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

 2. We generally oppose the following (notwithstanding management support):

• Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

• Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

• Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

• Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

 1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

 2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

 3. Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

 4. Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

 5. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

 6. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

 7. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

 1. We generally support the following:

• Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

• Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

• Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

• Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

 2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

 3. In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

 4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

 5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

 6. We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

 7. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

 8.  Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues.

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Funds of Funds.

Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III.  ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3. If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then  AIP  may exercise its voting rights with respect to such matter.

APPENDIX P

Oppenheimer

PROXY VOTING POLICIES AND GUIDELINES (updated January 2017)

Overview. Rule 206(4)-6 under the Investment Advisers Act requires an investment adviser that exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. These Proxy Voting Policies and Guidelines (the “Policies and Guidelines”) set forth the prudent and diligent manner in which OFI votes proxies for Clients (as defined below).

A. Accounts for which OFI has Proxy Voting Responsibility

Funds. Each Board of the Funds has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Guidelines, subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for funds registered with the SEC and not overseen by the Boards (the “Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate that a vote shall be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.

Other Accounts. OFI also serves as an investment adviser for separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans (the “Other Accounts” and, together with the Funds and Sub-Advised Funds, the “Clients”). Generally, pursuant to contractual arrangements between OFI and each such Other Account, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Accounts.

In the case of Clients that are deemed to constitute the assets of an employee benefit plan subject to ERISA, and entities subject to Section 4975 of the IRC (the “Plans”), OFI shall vote proxies unless the named fiduciary for the Plan has reserved the authority for itself or for an outside party.

B. Proxy Voting Committee

OFI’s Proxy Voting Committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and Clients, if applicable, meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.  Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Clients, and, when applicable, their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Clients and in accordance with these Policies and Guidelines, subject to the contrary direction of the respective advisers of the Sub-Advised Funds or instructions of the Other Accounts. If a portfolio manager requests that OFI vote in a manner inconsistent with the Guidelines, the portfolio manager must submit his/her rationale for voting in this manner to the Committee. The Committee will review the portfolio manager’s rationale to determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders).

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote is decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Clients.

From time to time, a Client may be asked to enter into an arrangement, in the context of a corporate action (e.g., a corporate reorganization), whereby the Client becomes contractually obligated to vote in a particular manner with respect to certain agenda items at future shareholders’ meetings. To the extent practicable, portfolio managers must notify the Committee of these proposed arrangements prior to contractually committing a Client to vote in a set manner with respect to future agenda items. The Committee will review these arrangements to determine that such arrangements are in the best interests of the Clients (and, if applicable, their shareholders), and the Committee may ask a portfolio manager to present his/her rationale in support of their proposed course of action.

2. Proxy Voting Agent

OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ and Sub-Advised Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC as required by Rule 30b1-4 under the Investment Company Act.

3. Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Client (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates, on the other, including, but not limited to, the following relationships:

• OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

• a company that is a significant selling agent of OFI’s products and services solicits proxies;

• OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

• OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Client, and, if applicable, its shareholders:

• If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines. If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines, or if the Guidelines provide discretion to OFI on how to vote (i.e., on a case-by-case basis), OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent.

• With respect to proposals of a company on the Conflicts List where a portfolio manager has requested that OFI vote (i) in a manner inconsistent with the Guidelines, or (ii) if the proposal is not specifically addressed in the Guidelines, in a manner inconsistent with the proxy voting agent’s general recommended guidelines, the Committee may determine that such a request is in the best interests of the Client (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Committee’s knowledge, whether OFI has been contacted or influenced by the company in connection with the proposal.

If none of the previous procedures provides an appropriate voting recommendation, the Committee may: (i) determine how to vote on the proposal; (ii) recommend that OFI retain an independent fiduciary to advise OFI on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Clients are subject to these Policies and Guidelines. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Clients, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5. Securities Lending Programs

Certain Clients may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Client) unless the loan is recalled in advance of the record date. If a Client participates in a securities lending program, OFI will attempt to recall the Client’s portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Client’s investment in such loaned securities.

6. Shares of Registered Investment Companies (Fund of Funds)

Certain Funds are structured as funds of funds and invest their assets primarily in other underlying Funds (the “Fund of Funds”). Accordingly, the Fund of Funds is a shareholder in the underlying Funds and may be requested to vote on a matter pertaining to those underlying Funds. With respect to any such matter the Fund of Funds shall vote its shares on each matter submitted to shareholders of the underlying Funds for a vote in accordance with the recommendation of the Board of the underlying Fund, except as otherwise determined by the Board of the Fund of Funds. A Fund of Funds may also invest in funds that are not affiliated with the Fund of Funds. When the unaffiliated underlying fund has a shareholder meeting and the Fund of Fund’s ownership in the unaffiliated underlying fund exceeds the limits set forth in Section 12(d)(1)(A) (ii) and (iii) of the Investment Company Act, the Fund of Funds will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the unaffiliated underlying fund.

D. Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to each Board describing:

• any issues arising under these Policies and Guidelines since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Guidelines; and

• any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Guidelines and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards with a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Guidelines, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act and the Investment Advisers Act with respect to OFI’s voting of portfolio proxies, including, but not limited to:

• these Policies and Guidelines, as amended from time to time;

• records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

• records of written client requests for proxy voting information and any written responses of OFI to such requests; and

• any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E. Amendments to these Policies and Guidelines

In addition to the Committee’s responsibilities as set forth in its Charter, the Committee shall periodically review and update these Policies and Guidelines as necessary. Any amendments to these Policies and Guidelines shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F. Proxy Voting Guidelines

The Guidelines adopted by OFI and the Boards are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Appendix A

PORTFOLIO PROXY VOTING GUIDELINES

(updated January 2017)

1.0 OPERATIONAL ITEMS

1.1.1 Amend Quorum Requirements.

• Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

• Generally vote AGAINST proposals to establish two different quorum levels, unless there are compelling reasons to support the proposal.

1.1.2 Amend Articles of Incorporation/Association or Bylaws

• Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.

• Vote FOR bylaw/charter changes if:

• shareholder rights are protected;

• there is a negligible or positive impact on shareholder value;

• management provides sufficiently valid reasons for the amendments; and/or

• the company is required to do so by law (if applicable); and

• they are of a housekeeping nature (updates or corrections).

1.1.3 Change Company Name.

• Vote WITH Management.

1.1.4 Change Date, Time, or Location of Annual Meeting.

• Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

• Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5 Transact Other Business.

• Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6 Change in Company Fiscal Term

• Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.

• Vote AGAINST if a company’s motivation for the change is to postpone its annual general meeting.

1.1.7 Adjourn Meeting

•  Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting, unless there are compelling reasons to support the proposal.

AUDITORS

1.2  Ratifying Auditors

•  Vote FOR Proposals to ratify auditors, unless any of the following apply:

• an auditor has a financial interest in or association with the company, and is therefore not independent;

• fees for non-audit services are excessive;

• there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

• poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

• Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

• Vote AGAINST shareholder proposals asking for audit firm rotation.

• Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•  Vote AGAINST proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

•  Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0 THE BOARD OF DIRECTORS

 Voting on Director Nominees

•  Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

• composition of the board and key board committees;

• attendance at board meetings;

• corporate governance provisions and takeover activity;

• long-term company performance relative to a market index;

• directors’ investment in the company;

• whether the chairman is also serving as CEO;

• whether a retired CEO sits on the board.

• whether the company or director is targeted in connection with public “vote no” campaigns.

• There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). These instances include directors who:

• attend less than 75% of the board and committee meetings without a valid excuse;

• implement or renew a dead-hand or modified dead-hand poison pill;

• failed to adequately respond to a majority supported shareholder proposal;

• failed to act on takeover offers where the majority of the shareholders tendered their shares;

• are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;

• are audit committee members and any of the following has become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•  the non-audit fees paid to the auditor are excessive;

• a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

• there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

• the company receives an adverse opinion on the company’s financial statements from its auditors.

• are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

• there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;

•  the company re-prices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

• the company fails to submit one-time transfers of stock options to a shareholder vote;

• the company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•  the company has inappropriately backdated options; or

• the company has egregious compensation practices including, but not limited to, the following:

• egregious employment contracts;

• excessive perks/tax reimbursements;

•  abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

• egregious pension/supplemental executive retirement plan (SERP) payouts;

• new CEO with overly generous new hire package;

• excessive severance and/or change in control provisions; or

• dividends or dividend equivalents paid on unvested performance shares or units.

• enacted egregious corporate governance policies, are responsible for material failures of governance or risk oversight at the company, or failed to replace management as appropriate;

• are inside directors or affiliated outside directors; and the full board is less than majority independent;

• are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;

• serve on more than five public company boards. (The term “public company” excludes an investment company.)

• WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.

• Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):

• if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or

• if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

• if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

Board Size

• Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

• Vote FOR proposals seeking to fix the board size or designate a range for the board size.

• Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

•  Vote AGAINST proposals to classify the board.

• Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

Cumulative Voting

•  Vote FOR proposal to eliminate cumulative voting.

• Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5 Establishment of Board Committees

• Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

2.6 Require Majority Vote for Approval of Directors

• OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

• Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7 Director and Officer Indemnification and Liability Protection

•  Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

• Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

• Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

• Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

• Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

• the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and

• only if the director’s legal expenses would be covered.

2.8 Establish/Amend Nominee Qualifications

•  Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•  Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

• Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9 Filling Vacancies/Removal of Directors.

• Vote AGAINST proposals that provide that directors may be removed only for cause.

• Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

• Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

• Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10  Independent Chairman (Separate Chairman/CEO)

•  Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

• designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

• two-thirds independent board;

• all-independent key committees;

• established governance guidelines;

• the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

• the company does not have any problematic governance or management issues, examples of which include, but are not limited to:

• egregious compensation practices;

• multiple related-party transactions or other issues putting director independence at risk;

• corporate and/or management scandal;

• excessive problematic corporate governance provisions; or

• flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11 Majority of Independent Directors/Establishment of Committees

•  Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•  Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees are composed exclusively of independent directors if they currently do not meet that standard.

• For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

• the applicable listing standards determination of such director’s independence;

• any operating ties to the firm; and

• if there are any other conflicting relationships or related party transactions.

• A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

• the terms of the agreement;

• the duration of the standstill provision in the agreement;

• the limitations and requirements of actions that are agreed upon;

• if the dissident director nominee(s) is subject to the standstill; and

• if there are any conflicting relationships or related party transactions.

2.12 Require More Nominees than Open Seats

• Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

2.13 Open Access

• Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.14 Stock Ownership Requirements

•  Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

• Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

• actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

• problematic pay practices, current and past.

2.15  Age or Term Limits

• Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

3.1 Voting for Director Nominees in Contested Elections

•  Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

• long-term financial performance of the target company relative to its industry;

• management’s track record;

• background to the proxy contest;

• qualifications of director nominees (both slates);

• evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

• stock ownership position.

3.2 Reimbursing Proxy Solicitation Expenses

•  Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3 Confidential Voting and Vote Tabulation

•  Vote on a CASE-BY-CASE basis on shareholder proposals regarding proxy voting mechanics including, but not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote counting methodology. The factors considered, as applicable to the proposal, may include:

• The scope and structure of the proposal;

• The company's stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

• The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

• Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

• Any recent controversies or concerns related to the company's proxy voting mechanics;

• Any unintended consequences resulting from implementation of the proposal; and

• Any other factors that may be relevant.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1 Advance Notice Requirements for Shareholder Proposals/Nominations

• Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2 Amend Bylaws without Shareholder Consent

•  Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

• Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3 Poison Pills

• Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

• Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

• Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

• Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

• 20% or higher flip-in or flip-over;

• two to three-year sunset provision;

• no dead-hand, slow-hand, no-hand or similar features;

• shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

• considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;

• for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:

• the trigger (NOL pills generally have a trigger slightly below 5%);

• the value of the NOLs;

• the term;

• shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

• other factors that may be applicable.

4.4  Net Operating Loss (NOL) Protective Amendments

•  OFI will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.

4.5 Shareholder Ability to Act by Written Consent

• Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

• Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company’s specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a CASE-BY-CASE basis.

4.6 Shareholder Ability to Call Special Meetings

•  Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

• Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7 Establish Shareholder Advisory Committee

•  Vote on a CASE-BY-CASE basis.

4.8 Supermajority Vote Requirements

•  Vote AGAINST proposals to require a supermajority shareholder vote.

• Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

5.1 Appraisal Rights

• Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2 Asset Purchases

•  Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

• purchase price;

• fairness opinion;

• financial and strategic benefits;

• how the deal was negotiated;

• conflicts of interest;

• other alternatives for the business; and

• non-completion risk.

5.3 Asset Sales

• Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

• impact on the balance sheet/working capital;

• potential elimination of diseconomies;

• anticipated financial and operating benefits;

• anticipated use of funds;

• value received for the asset;

• fairness opinion;

• how the deal was negotiated; and

• conflicts of interest.

5.4 Bundled Proposals

•  Vote on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5 Conversion of Securities

•  Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

• Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

• Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

• dilution to existing shareholders’ position;

• terms of the offer;

• financial issues;

• management’s efforts to pursue other alternatives;

• control issues; and

• conflicts of interest.

• Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7 Formation of Holding Company

•  Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

• the reasons for the change;

• any financial or tax benefits;

• regulatory benefits;

• increases in capital structure; and

• changes to the articles of incorporation or bylaws of the company.

• Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

• increases in common or preferred stock in excess of the allowable maximum as calculated by the Institutional Shareholder Services, Inc. (“ISS”) Capital Structure Model; and/or

•  adverse changes in shareholder rights.

5.8 Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

•  Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:

• offer price/premium;

•  fairness opinion;

• how the deal was negotiated;

• conflicts of interests;

• other alternatives/offers considered; and

• non-completion risk.

• Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

• whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

• cash-out value;

• whether the interests of continuing and cashed-out shareholders are balanced; and

• the market reaction to public announcement of the transaction.

5.9 Joint Venture

• Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

• percentage of assets/business contributed;

• percentage of ownership;

• financial and strategic benefits;

• governance structure;

• conflicts of interest;

• other alternatives; and

• non-completion risk.

5.10 Liquidations

• Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

• Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•  Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

• prospects of the combined company anticipated financial and operating benefits;

• offer price (premium or discount);

• fairness opinion;

• how the deal was negotiated;

• changes in corporate governance;

• changes in the capital structure; and

• conflicts of interest.

5.12 Private Placements/Warrants/Convertible Debenture

•  Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

• dilution to existing shareholders’ position;

• terms of the offer;

• financial issues;

• management’s efforts to pursue other alternatives;

• control issues; and

• conflicts of interest.

• Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13  Spinoffs

• Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

• tax and regulatory advantages;

• planned use of the sale proceeds;

• valuation of spinoff;

• fairness opinion;

• benefits to the parent company;

• conflicts of interest;

• managerial incentives;

• corporate governance changes; and

• changes in the capital structure.

5.14  Value Maximization Proposals

•  Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15  Severance Agreements that are Operative in Event of Change in Control

•  Review CASE-BY-CASE, with consideration given to ISS “transfer-of-wealth” analysis. (See section 8.2).

5.16 Special Purpose Acquisition Corporations (SPACs)

•  Votes on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by ISS which takes in consideration:

•  valuation;

•  market reaction;

• deal timing;

• negotiations and process;

• conflicts of interest;

• voting agreements; and

• governance.

6.0 STATE OF INCORPORATION

6.1 Control Share Acquisition Provisions

• Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

• Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

• Vote FOR proposals to restore voting rights to the control shares.

6.2 Control Share Cashout Provisions

•  Vote FOR proposals to opt out of control share cash-out statutes.

6.3 Disgorgement Provisions

•  Vote FOR proposals to opt out of state disgorgement provisions.

6.4 Fair Price Provisions

•  Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

• Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5 Freeze-out Provisions

•  Vote FOR proposals to opt out of state freeze-out provisions.

6.6 Greenmail

• Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•  Vote on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7 Reincorporation Proposals

•  Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

• Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8 Stakeholder Provisions

•  Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9 State Anti-takeover Statutes

•  Vote on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

7.1 Adjustments to Par Value of Common Stock

• Vote FOR management proposals to reduce the par value of common stock.

7.2 Common Stock Authorization

•  Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS which considers the following factors:

• specific reasons/rationale for the proposed increase;

•  the dilutive impact of the request as determined through an allowable cap generated by ISS’ quantitative model;

•  the board’s governance structure and practices; and

• risks to shareholders of not approving the request.

• Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3 Dual-Class Stock

• Vote AGAINST proposals to create a new class of common stock with superior voting rights.

• Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

• it is intended for financing purposes with minimal or no dilution to current shareholders; and

• it is not designed to preserve the voting power of an insider or significant shareholder.

7.4 Issue Stock for Use with Rights Plan

• Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5 Preemptive Rights

•  Vote on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6 Preferred Stock

• OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

7.7 Recapitalization

• Vote CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

• more simplified capital structure;

• enhanced liquidity;

• fairness of conversion terms;

• impact on voting power and dividends;

• reasons for the reclassification;

• conflicts of interest; and

• other alternatives considered.

7.8 Reverse Stock Splits

• Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

• Vote FOR management proposals to implement a reverse stock split to avoid delisting.

• Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.9 Share Purchase Programs

•  Vote CASE-BY-CASE on management proposals to institute open-market share repurchase plans, taking into consideration, but not limited to, the following factors:

• whether all shareholders may participate on equal terms;

• the volume of shares to be repurchased and/or held in treasury;

• the duration of the authority;

• whether the repurchase may be used for anti-takeover purposes;

• past use of repurchased shares; and

• pricing provisions and other safeguards

*The above factors will take into account market best practices and apply those standards deemed acceptable in the market.

7.10 Stock Distributions: Splits and Dividends

•  Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.11 Tracking Stock

• Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

8.1 Equity-based Compensation Plans

• Vote compensation proposals on a CASE-BY-CASE basis.

• OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

• In certain cases, vote AGAINST equity proposal and compensation committee members taking into consideration whether:

• the total cost of the company’s equity plans is unreasonable;

•  the plan expressly permits the re-pricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•  the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

• the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

• the plan is a vehicle for poor pay practices.

• For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2 Director Compensation

•  Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap; the company’s three year burn rate relative to its industry/market cap peers; and the presence of any egregious plan features. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

• Vote CASE-BY-CASE on the plan, taking into consideration the following qualitative factors disclosed in the proxy statement:

• the relative magnitude of director compensation as compared to companies of a similar profile;

• the presence of problematic pay practices relating to director compensation;

• director stock ownership guidelines and holding requirements;

• equity award vesting schedules:

•  a minimum vesting of three years for stock options or restricted stock; or

• deferred stock payable at the end of a three-year deferral period;

• mix between cash and equity: based compensation

•  meaningful limits on director compensation;

• the availability of retirement/benefits or perquisites; and

• the quality of detailed disclosure surrounding director compensation.

8.3 Bonus for Retiring Director

•  Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4 Cash Bonus Plan

• Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5 Stock Plans in Lieu of Cash

• Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

• In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

• Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

• Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6  Pre-Arranged Trading Plans (10b5-1 Plans)

• Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

• adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

• amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

• ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

• reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

• an executive may not trade in company stock outside the 10b5-1 Plan; and

• trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7 Management Proposals Seeking Approval to Reprice Options

•  Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

• historic trading patterns;

• rationale for the repricing;

• value-for-value exchange;

• option vesting;

• term of the option;

• exercise price;

• participation; and

• market best practices

Transfer Stock Option (TSO) Programs

Vote FOR if One-time Transfers:

• executive officers and non-employee directors are excluded from participating;

•  stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models;

• there is a two-year minimum holding period for sale proceeds.

• Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

8.8 Employee Stock Purchase Plans

Qualified Plans

• Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

• Votes FOR employee stock purchase plans where all of the following apply:

• purchase price is at least 85% of fair market value;

• offering period is 27 months or less; and

• the number of shares allocated to the plan is 10% or less of the outstanding shares.

• Votes AGAINST employee stock purchase plans where any of the following apply:

• purchase price is not at least 85% of fair market value;

• offering period is greater than 27 months; and

• the number of shares allocated to the plan is more than 10% of the outstanding shares.

Non-Qualified Plans

• Vote FOR nonqualified employee stock purchase plans with all the following features:

• broad-based participation;

•  limits on employee contribution;

• company matching contribution up to 25 percent;

• no discount on the stock price on the date of purchase.

8.9 Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•  Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

• Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

• Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

• Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

• Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’ definition of director independence.

8.10 Employee Stock Ownership Plans (ESOPs)

•  Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

• Vote on a CASE-BY-CASE basis.

8.12 Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal

•  Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

• Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

• There is a misalignment between CEO pa and company performance (pay for performance);

• The company maintains problematic pay practices;

• The board exhibits poor communication and responsiveness to shareholders.

• Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

• Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);

• Evaluation of peer group benchmarking used to set target pay or award opportunities; and

• Balance of performance-based versus non-performance-based pay.

• Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

• Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

8.13 401(k) Employee Benefit Plans

• Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14  Shareholder Proposals Regarding Executive and Director Pay

• Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

• Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

• Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

• Vote FOR shareholder proposals to put option repricings to a shareholder vote.

• Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15 Performance-Based Stock Options

•  Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

• the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or

• the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16 Pay-for-Performance

• Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

• What aspects of the company’s short-term and long-term incentive programs are performance-driven?

•  Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

• What type of industry does the company belong to?

• Which stage of the business cycle does the company belong to?

8.17 Pay-for-Superior-Performance Standard

•  Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.

8.18 Golden Parachutes and Executive Severance Agreements

•  Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

• Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

• the parachute should be less attractive than an ongoing employment opportunity with the firm;

• the triggering mechanism should be beyond the control of management;

• the amount should not exceed three times base salary plus guaranteed benefits; and

• change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

• Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

• If presented as a separate voting item, OFI will apply the same policy as above.

• In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

8.19 Pension Plan Income Accounting

•  Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20 Supplemental Executive Retirement Plans (SERPs)

•  Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

• Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21  Claw-back of Payments under Restatements

•  Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

• the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;

• the nature of the proposal where financial restatement is due to fraud;

• whether or not the company has had material financial problems resulting in chronic restatements; and/or

• the adoption of a robust and formal bonus/equity recoupment policy.

• If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

• If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22  Tax Gross-Up Proposals

•  Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

8.23 Bonus Banking/Bonus Banking “Plus”

•  Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned, taking into account the company’s past practices regarding equity and cash compensation, whether the company has a holding period or stock ownership requirements in place, and whether the company has a rigorous claw-back policy in place.

8. 24 Golden Coffins/Executive Death Benefits

•  Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

8.25 Eliminate Accelerated Vesting of Unvested Equity

• Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity wards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

9.0 SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•  OFI will only vote “FOR” a proposal that would clearly:

• have a discernable positive impact on short-term or long-term share value; or

• have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:

•   prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•  reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

• what percentage of sales, assets and earnings will be affected;

• the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

• whether the issues presented should be dealt with through government or company-specific action;

• whether the company has already responded in some appropriate manner to the request embodied in the proposal;

• whether the company’s analysis and voting recommendation to shareholders is persuasive;

• what other companies have done in response to the issue;

• whether the proposal itself is well framed and reasonable;

• whether implementation of the proposal would achieve the objectives sought in the proposal;

• whether the subject of the proposal is best left to the discretion of the board;

• whether the requested information is available to shareholders either from the company or from a publicly available source; and

• whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. The general guidelines shall be applied to the greatest extent possible in non-US markets, taking into account best market practice, with the overall goal of maximizing the primary principles of board accountability and independence and protection of shareholder rights. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

Companies in several non-US markets routinely disclose shareholder vote results. In cases where a management proposal receives a significant level of opposition, OFI will evaluate how the company has responded to that opposition and may vote AGAINST future relevant resolutions in certain circumstances where OFI determines the company has not adequately addressed the concerns or responded to the shareholder opposition.

1.0 OPERATIONAL ITEMS

1.1.1 Routine Items

• Vote FOR proposals to Open Meeting, Close Meeting, Allow Questions, Elect Chairman of Meeting, Prepare and Approve List of Shareholders, Acknowledge Proper Convening of Meeting, and other routine procedural proposals.

1.1.2 Financial Results/Director and Auditor Reports

•  Vote FOR approval of financial statements and director and auditor reports, unless:

• there are material concerns about the financials presented or audit procedures used;

• the company is not responsive to shareholder questions about specific items that should be publicly disclosed;

• other significant corporate governance concerns exist at the company.

1.1.3 Allocation of Income and Dividends

•  Vote FOR approval of allocation of income and distribution of dividends, unless:

• the dividend payout ratio has been consistently below 30% without an adequate explanation; or

• the payout ratio is excessive given the company’s financial position.

1.1.4 Stock (Scrip) Dividend Alternative

•  Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.

• Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.5 Lower Disclosure Threshold for Stock Ownership

•  Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

1.1.6 Controlling Shareholder / Personal Interest

•  Generally vote AGAINST proposals requesting shareholders to indicate whether they are a controlling shareholder, as defined by statute, or possess a personal interest in any resolutions on the agenda, unless such an affiliation or interest has been identified.

1.1.7 Designate Independent Proxy

• Generally vote FOR proposals to designate an independent proxy unless compelling reasons exist to oppose.

AUDITORS

1.2  Appointment of Internal Statutory Auditors

•  Vote FOR the appointment and reelection of statutory auditors, unless:

• there are serious concerns about the statutory reports presented or the audit procedures used;

• questions exist concerning any of the statutory auditors being appointed; or

• the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.3 Remuneration of Auditors

•  Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.4 Indemnification of Auditors

•  Vote AGAINST proposals to indemnify auditors.

1.5 Remuneration of Internal Statutory Auditors

•  Generally vote FOR proposals to fix the remuneration of internal statutory auditors, taking into consideration the proposed remuneration relative to peers, justifications for any proposed increase, and the presence of any concerns with regard to statutory reports or audit procedures used.

2.0 THE BOARD OF DIRECTORS

2.1 Discharge of Board and Management

•  Vote FOR discharge from responsibility of the board and management, unless:

• there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or

• material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

2.2 Voting on Director Nominees

• Vote on director nominees should be made on a CASE-BY-CASE basis, taking into account company practices, corporate governance codes, disclosure, and best practices, examining factors such as:

• Composition of the board and key board committees;

• Long-term company performance relative to a market index;

• Corporate governance provisions and takeover activity; and

• Company practices and corporate governance codes.

• There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). Such instances generally fall into the following categories:

• The board fails to meet minimum corporate governance standards;

• Adequate disclosure has not been provided in a timely manner;

• There are clear concerns over questionable finances or restatements;

• There have been questionable transactions with conflicts of interest;

• There are any records of abuses against minority shareholder interests;

• There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;

•  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

• Failure to replace management as appropriate; or

• Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

3.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

3.1 Poison Pills

• Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

• to give the board more time to find an alternative value enhancing transaction; and

• to ensure the equal treatment of shareholders.

• Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:

• determine whether actions by shareholders constitute a change in control;

• amend material provisions without shareholder approval;

• interpret other provisions;

• redeem the plan without a shareholder vote; or

• prevent a bid from going to shareholders.

• Vote AGAINST plans that have any of the following characteristics:

•  unacceptable key definitions;

• flip-over provision;

• permitted bid period greater than 60 days;

• maximum triggering threshold set at less than 20% of outstanding shares;

• does not permit partial bids;

• bidder must frequently update holdings;

• requirement for a shareholder meeting to approve a bid; or

• requirement that the bidder provide evidence of financing.

• In addition to the above, a plan must include:

• an exemption for a “permitted lock up agreement”;

•  clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and

• exclude reference to voting agreements among shareholders.

3.2 Renew Partial Takeover Provision

•  Vote FOR proposals to renew partial takeover provision.

3.3 Depositary Receipts and Priority Shares

• Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.

• Vote AGAINST the introduction of priority shares.

3.4 Issuance of Free Warrants

• Vote AGAINST the issuance of free warrants.

3.5 Defensive Use of Share Issuances

•  Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

4.0 MERGERS AND CORPORATE RESTRUCTURINGS

4.1 Mandatory Takeover Bid Waivers

•  Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

4.2 Related-Party Transactions

•  In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

4.3 Expansion of Business Activities

•  Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

4.4 Independent Appraisals

• Generally vote FOR proposals to appoint independent appraisal firms and approve associated appraisal reports, unless there are compelling reasons to oppose the proposal.

5.0 CAPITAL STRUCTURE

5.1 Pledge of Assets for Debt

• OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

5.2 Increase in Authorized Capital

•  Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

• Vote FOR specific proposals to increase authorized capital to any amount, unless:

• the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or

• the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

• Vote AGAINST proposals to adopt unlimited capital authorization.

5.3 Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

• Vote FOR issuance requests with preemptive rights to a maximum of 100%* over currently issued capital.

• Vote FOR issuance requests without preemptive rights to a maximum of 20%* of currently issued capital.

• The potential use of issuances for antitakeover purposes will be evaluated on a case-by-case basis.

* In the absence of a best practice recommendation on volume of shares to be issued, apply the above guidelines. In markets where the best practice recommends, or where company practice necessitates it (e.g. France, UK, and Hong Kong), the stricter guideline(s) will be applied.

5.4 Reduction of Capital

•  Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:

• reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

• Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

• Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

5.5 Convertible Debt Issuance Requests

• Vote FOR the creation/issuance of convertible debt instruments as long as  the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

5.6  Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to100% is considered acceptable.

• Vote FOR debt issuances for companies when the gearing level is between zero and 100%.

• Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

5.7 Reissuance of Shares Repurchased

• Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

5.8 Capitalization of Reserves for Bonus Issues/Increase in Par Value

• Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

5.9 Control and Profit Agreements/Affiliation Agreements with Subsidiaries

•  Vote FOR management proposals to approve parent-subsidiary affiliation agreements including, but not limited to control and profit transfer agreements, unless there are compelling reasons to oppose the proposal.

5.10  Acceptance of Deposits

•  Generally vote AGAINST proposals to accept deposits from shareholders and/or the public, taking into consideration the terms or conditions of the deposit as well as the company's rationale for additional funding.

6.0 EXECUTIVE AND DIRECTOR COMPENSATION

6.1 Director Remuneration

• Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.

• Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

• Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

• Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

6.2 Retirement Bonuses for Directors and Statutory Auditors

•  Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

• Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

6.2 Executive Remuneration Report or Policy

• Vote AGAINST such proposals in cases where:

• The company does not provide shareholders with clear, comprehensive compensation disclosures;

• The company does not maintain an appropriate pay-for-performance alignment and there is not an emphasis on long-term shareholder value;

• The arrangement creates the risk of a “pay for failure” scenario;

• The company does not maintain an independent and effective compensation committee;

• The company provides inappropriate pay to non-executive directors; or

• The company maintains other problematic pay practices.

APPENDIX Q

PIMCO

Proxy Voting Policies & Procedures

Effective Date: August 2003

Revised Date: May 2007

   May 2010

   October 2012

   June 2014

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.

A. General Statements of Policy

These Policies and Procedures are designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B. Conflicts of Interest

1. Identification of Material Conflicts of Interest

a) In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO’s ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a credit analyst assigned to recommend how to vote a fixed income proxy or a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

b) Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless: (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest); or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described below, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

2 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

If a potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee (“Conflicts Committee”); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

c) Fixed Income Securities. PIMCO’s Credit Research Group is responsible for issuing recommendations on how to vote proxies and consents (collectively referred to herein as proxies) with respect to fixed income securities. Each member of the Credit Research Group assigned to issue a voting recommendation has a duty to disclose to the Legal and Compliance department any such potential, actual or apparent material conflict of interest known to such person relating to that voting recommendation. If no such potential, actual or apparent material conflict of interest is disclosed to the Legal and Compliance department, the Credit Research Group may issue a recommendation as to how to vote the proxy. If such a potential, actual or apparent material conflict is disclosed to the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

Where the Credit Research Group issues a recommendation, PIMCO will follow the recommendation, unless a PM decides to override the Credit Research Group’s voting recommendation. If a PM decides to override the recommendation, the Legal and Compliance department may review the proxy to determine whether a material conflict of interest, or the appearance of one, exists with respect to the PM’s voting of the proxy. Each PM has a duty to disclose to the Legal and Compliance department, any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote. If no such potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. If such a potential, actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

2. Resolution of Identified Conflicts of Interest

a) Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP’s guidelines which have been adopted by PIMCO (“ISP Guidelines”). PIMCO has determined to follow the ISP Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

b) Fixed Income Securities. By following the recommendations of the Credit Research Group, PIMCO intends to eliminate any conflict of interest that might arise if a PM voted a fixed income proxy for a client account.

If a material conflict of interest (or the appearance of one) with respect to the Credit Research analyst issuing a voting recommendation is disclosed to the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

c) PIMCO-Affiliated Fund Shares Voted by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. Pursuant to Section B.2.f, PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP.

d) All Securities Not Voted Pursuant to a recommendation of the ISP or Credit Research Group. The following applies to: (i) proxies received in relation to securities for which the ISP or the Credit Research Group (as applicable) is unable to provide recommendations on how to vote; and (ii) proxies for which, as described below, a PM determines to override the ISP’s or Credit Research Group’s (as applicable) voting recommendation. In each case, such proxy will be reviewed by the Legal and Compliance department to determine whether a material conflict of interest, or the appearance of one, exists with respect to the voting of such proxy by the responsible PM. If no such material conflict of interest (or appearance of one) is identified by, or disclosed to, the Legal and Compliance department, the proxy will be voted by the responsible PM in good faith and in the best interest of the client.

If such a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

e) Methods for Resolving Identified Conflicts of Interest.

1) Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:

• If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

• If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance department and the head of the PM’s desk (or such PM’s manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

2) Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

• Permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

• Voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

• Having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

In considering the manner in which to mitigate a material conflict of interest, the Conflicts Committee may consider various factors, including:

• The extent and nature of the actual or apparent conflict of interest;

• If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

• The nature of the relationship of the issuer with PIMCO (if any);

• Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision; and

• Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

3) The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the “Conflicts Committee Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee’s ability to rescind or amend such protocol.

f) Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, by voting in accordance with the ISP recommendation, or by applying other conflicts resolution procedures set forth in Section B.2.

g) Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

C. Proxy Voting Process

PIMCO’s process for voting proxies with respect to equity and other securities is described below.

1. Proxy Voting Process: Equity Securities

a) The Role of the ISP.

PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.

The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the ISP Guidelines. Except for newly established accounts that have not yet migrated to the ISP’s systems, the ISP will cast votes as PIMCO’s agent on behalf of clients in accordance with its recommendations, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP’s system, PIMCO Operations will manually cast votes in accordance with the ISP’s recommendations, subject to any override of such recommendations by the PM.

b) Overrides of ISP’s Recommendations.

1) Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the “Override Report”) containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

• Name and ticker symbol of issuer;

• Percentage of the outstanding shares of the issuer held;

• The name(s) of the fund(s) or account(s) holding the securities;

• A summary of the proposal;

• The date of the shareholder meeting and the response deadline;

• Whether the proposal is being made by management or a shareholder;

• Management’s recommendation with respect to the proposal;

• The ISP recommendation with respect to the proposal;

• The reasoning behind the PM’s decision to recommend the override;

• Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

• Whether the PM has been contacted by an outside party regarding the vote.

2) Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3) Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group, will inform the ISP of the voting decision for implementation by the ISP.

c) When the ISP Does Not Provide a Recommendation.

In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

2. Proxy Voting Process: Fixed Income Securities

a) The Role of the Credit Research Group. The Credit Research Group is responsible for researching and issuing proxy voting recommendations with respect to fixed income securities. The Credit Research Group researches the financial implications of proxy proposals and makes voting recommendations specific for each account that holds the related fixed income security.

The Credit Research Group will provide a recommendation, for each account, as to how to vote on each proposal based on the needs of the account and the Credit Research Group’s research of the individual facts and circumstances of each proposal. PIMCO Operations will manually cast votes in accordance with the Credit Research Group’s recommendations, subject to any override of such recommendations by the PM.

b)  Overrides of the Credit Research Group’s Recommendations.

1) Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to fixed income securities and determining whether to accept or reject the recommendation of the Credit Research Group, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the Credit Research Group would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of an Override Report containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

• Name and ticker symbol of issuer;

• Percentages of the outstanding securities (equity and fixed income) of the issuer held;

• The name(s) of the fund(s) or account(s) holding the securities;

• A summary of the proposal;

• The date of the security holder meeting and the response deadline;

• Whether the proposal is being made by management or a security holder;

• Management’s recommendation with respect to the proposal;

• The Credit Research Group recommendation with respect to the proposal;

• The reasoning behind the PM’s decision to recommend the override;

• Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

• Whether the PM has been contacted by an outside party regarding the vote.

2) Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3) Override. If the result of this process is a decision to vote differently than proposed by the Credit Research Group, the Operations Group will manually cast such vote.

c) When the Credit Research Group Does Not Provide a Recommendation.

In certain circumstances, the Credit Research Group, as a result of conflicts or other reasons, may be unable to provide a recommendation with respect to a client proxy. Where the Credit Research Group is unable to provide a recommendation for a fixed income security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

3. Proxy Voting Process: All Other Securities (including those not covered by the ISP or the Credit Research Group)

The ISP covers the majority of equity securities and the Credit Research Group covers fixed income securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP or when the Credit Research Group has a conflict, a proxy will not be covered by the ISP or the Credit Research Group. Proxies not covered by the ISP or the Credit Research Group (collectively “OS Proxies”) may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions (“IMS West”). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance department, and the PM(s) as appropriate, to vote such OS Proxies manually in accordance with the procedures set forth below.

a) Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO’s Legal and Compliance department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance department will forward each OS Proxy to PIMCO Operations, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance department will, in accordance with Section B.2 above, resolve such conflict: (i) by applying the policies and procedures set forth herein; (ii) pursuant to a protocol previously established by the Conflicts Committee; (iii) if no such protocol is applicable to the conflict at hand, elevate such conflict to the Conflicts Committee for direct resolution; or (iv) by applying such other procedure(s) approved by the Legal and Compliance department.

b) Vote. (i) Where no material conflict of interest is identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest is identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

c) Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

d) Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

e) Recordkeeping. PIMCO Operations will log the proxy voting results into the ISP application for all manual ballots.

4. Abstentions

If it is consistent with PIMCO’s contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM’s ability to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

For example, these factors may result in PIMCO not voting proxies relating to non-U.S. issuers in some situations. This is because, in the case of such proxies, PIMCO may, for example, receive meeting notices after the cut-off time for voting or without enough time to fully consider the proxy, or PIMCO may be required in some jurisdictions to provide local agents with power of attorney prior to implementing PIMCO’s voting instructions.

5. Proxies Relating to Securities on Loan

Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan. The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

D. U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website, as required by Form N-1A (for open-end funds) or Form N-2 (for closed-end funds). PIMCO’s Fund Administration Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A (for open-end funds) and Form N-2 (for closed-end funds).

E. PIMCO Record Keeping

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F. Review and Oversight

PIMCO’s Legal and Compliance department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO’s proxy voting activities and the implementation of these Policies and Procedures. Such review process will include a review of PM overrides of the ISP’s voting recommendations.

APPENDIX R

QS Investors

Proxy Voting Policy

Introduction

QS Investors, LLC (“QS Investors”) has adopted and implemented policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients and in accordance with its fiduciary duties and applicable regulations. This Policy shall apply to all accounts managed by QS Investors. In addition, QS Investors’ Proxy Policy reflects the fiduciary standards and responsibilities for ERISA accounts managed by QS Investors.

Responsibilities

Proxy votes are the property of QS Investors’ advisory clients.1 As such, QS Investors’ authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS Investors has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes QS Investors’ advisory clients’ proxies in accordance with their (ISS’s) proxy guidelines or, in extremely limited circumstances, QS Investors’ specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS Investors will notify and direct ISS to carry out those instructions. Where no specific instruction exists, QS Investors will follow the procedures set forth in this document and vote such proxies in accordance with ISS’s guidelines. Certain Taft-Hartley clients may direct QS Investors to have ISS vote their proxies in accordance with ISS’s (or other specific) Taft-Hartley voting Guidelines.

Alternatively, clients may elect to retain proxy voting authority and responsibility. These and other proxy related instructions must be outlined in the investment management agreement or other contractual arrangements with each client.

Clients may in certain instances contract with their custodial agent and notify QS Investors that they wish to engage in securities lending transactions. QS Investors will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan to ensure they are not voted by multiple parties.

Policies

Proxy voting activities are conducted in the best economic interest of clients.

QS Investors works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS Investors clients. In addition to proxy voting services provided by ISS, QS Investors has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS Investors upon implementation.

While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS Investors and our clients retain the right to instruct ISS to vote differently.

Underlying Funds

Certain QS Investors client accounts, including clients that are “Funds of Funds,” invest in underlying investment funds, including U.S. registered investment companies (“Underlying Funds”). Proxy voting with respect to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS Investors has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS Investors shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.

QS Investors’ proxy voting authority on behalf of client accounts (including a Fund of Funds) with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds.

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1  For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which QS Investors serves as investment adviser or sub-adviser; for which QS Investors votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Manager of Manager Arrangements

QS Investors advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (“Underlying Managers”). In such arrangements, QS Investors generally does not exercise any proxy voting authority with respect to securities held in the client’s account. Proxy voting authority in such arrangements is typically assigned to the Underlying Managers.

Management Oversight

Management is responsible for overseeing QS Investors’ proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of QS Investors’ clients no less frequently than annually. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’s proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at QS Investors’ discretion. Clients may also obtain information on how their proxies were voted by QS Investors as required by law and otherwise at QS Investors’ discretion; however, QS Investors must not selectively disclose its investment company clients’ proxy voting records. QS Investors will make proxy voting reports available to advisory clients upon request.

ISS’s current Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website at the following address: http://www.issgovernance.com/policy.

Procedures

Proxy Voting Guidelines

QS Investors will review ISS’s Guidelines as necessary to support the best economic interests of QS Investors’ clients but generally no less frequently than annually. QS Investors will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS Investors’ clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’s Guidelines will be fully documented.

Proxy Voting of Underlying Funds

Proxy Voting of Affiliated Funds

With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of Underlying Funds advised by QS Investors or an affiliate of QS Investors (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS Investors may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.

Proxy Voting of Unaffiliated Funds

With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS Investors (including ETFs, open-end mutual funds and closed-end investment companies), QS Investors will vote such proxies in accordance with the general fiduciary principles set forth above; provided that QS Investors: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS Investors’ Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940, and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.

Specific proxy voting decisions made by Management

Proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide a voting instruction.

Certain proxy votes may not be cast

In extremely limited cases, QS Investors may determine that it is in the best economic interests of its clients not to vote certain proxies. QS Investors will abstain from voting if:

• Neither the Guidelines nor specific client instructions cover an issue;

• ISS does not make a recommendation on the issue; and

• QS Investors cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).

In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. Examples may include:

• Proxy ballot was not received from the custodian;

• Meeting notice was not received with adequate time for processing; or

• Legal restrictions, including share blocking, that may restrict liquidity or otherwise limit trading.

ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

Conflict of Interest Procedures

QS Investors seeks to mitigate conflicts inherent in proxy voting and maintain independence by partnering with ISS for voting and administration of all client ballots. These conflicts may include:

• The issuer is a client of QS Investors;

• The issuer is a material business partner of QS Investors; or

• An employee, or an immediate family member of an employee, of QS Investors serves as an officer or director of the issuer.

QS Investors believes that this Policy and our reliance on ISS for independent proxy decision-making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that will be voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below for items that are referred to QS Investors by ISS.

As a general matter, QS Investors takes the position that relationships between a non-QS Investors Legg Mason business unit and an issuer do not present a conflict of interest for QS Investors in voting proxies with respect to such issuer because QS Investors operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between QS Investors and such business units.

Procedures to Address Conflicts of Interest and Improper Influence

Note: This section addresses the limited circumstances in which items that are referred to QS Investors by ISS.

Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS Investors for input or a voting decision, QS Investors will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of QS Investors’ clients.2

Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS Investors without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS Investors (and within QS Investors only on a need to know basis).

Conflict Review Procedures: For items that are referred to QS Investors from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS Investors or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS Investors’ decision on the particular vote at issue.

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2  Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance.

The information considered may include without limitation information regarding (i) client relationships; (ii) any relevant personal conflict known or brought to their attention; (iii) and any communications with members of QS Investors and any person or entity outside of the organization that identifies itself as a QS Investors advisory client regarding the vote at issue.

If notified that QS Investors has a material conflict of interest, QS Investors will obtain instructions as to how the proxies should be voted, if time permits, from the affected clients, if notified that certain individuals should be recused from the proxy vote at issue, QS Investors shall do so in accordance with the procedures set forth below.

Note: Any QS Investors employee who becomes aware of a potential material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Management and Compliance to evaluate such conflict and determine a recommended course of action.

At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to Management and/or Compliance.

Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of QS Investors that identifies itself as a QS Investors advisory client, has: (i) requested that QS Investors vote a particular proxy in a certain manner; (ii) attempted to influence QS Investors in connection with proxy voting activities; or (iii) otherwise communicated with QS Investors regarding the particular proxy vote at issue, and which incident has not yet been reported to management and/or Compliance.

Compliance will determine whether anyone should be recused from the proxy voting process, or whether QS Investors should seek instructions as to how to vote the proxy at issue if time permits, from the effected clients. These inquiries and discussions will be properly documented.

Duty to Report: Any QS Investors employee that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of organization or any entity that identifies itself as a QS Investors advisory client to influence, how QS Investors votes its proxies has a duty to disclose the existence of the situation to their manager and the details of the matter to the Compliance. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members: Compliance will recuse any employee from participating in a specific proxy vote referred to QS Investors if he/she (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. Management will also exclude from consideration the views of any person (whether requested or volunteered) if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

Other Procedures That Limit Conflicts of Interest

QS Investors has adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Confidential Information Policy and the Code of Ethics. QS Investors expects that these policies, procedures and internal controls will greatly reduce the chance that QS Investors (or, its employees) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

Recordkeeping

QS Investors will retain records of client requests for proxy voting information and any written responses thereto provided by QS Investors, and will retain any documents QS Investors or Compliance prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

QS Investors also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

With respect to QS Investors’ investment company clients, ISS will create and maintain such records as are necessary to allow such investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable law.

QS Investors will also maintain the following records relating to proxy voting:

• The name of the issuer of the portfolio security;

• The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

• The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

• The shareholder meeting date;

• A copy of each proxy statement received by QS Investors;

• A brief identification of the matter voted on;

• Whether the matter was proposed by the issuer or by a security holder;

• Whether QS Investors cast its vote on the matter;

• How QS Investors cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

• Whether QS Investors cast its vote for or against management.

In lieu of keeping copies of proxy statements, QS Investors may rely on proxy statements filed on the EDGAR system. QS Investors also may rely on third party records of proxy statements and votes cast by QS Investors if the third party provides an undertaking to QS Investors to provide such records promptly upon request.

APPENDIX S

Rothschild

Proxy Voting Policies and Procedures

Amended October 2016

Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Rothschild Asset Management Inc. (the “Firm”) generally retains proxy-voting authority with respect to securities purchased for its clients. Under such circumstances, the Firm votes proxies in the best interest of its clients and in accordance with these policies and procedures (this “Proxy Voting Policy”).

In order to administer this Proxy Voting Policy the Firm has created a Corporate Governance Committee comprised of senior personnel of the Firm, including portfolio management and Compliance departments.

Use of Third-Party Proxy Voting Service

The Securities and Exchange Commission has expressed its view that although the voting of proxies remains the duty of a registered investment adviser, the adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser has determined that the service provider is independent from issuer companies on which it completes its proxy analysis.

The Firm has determined that Institutional Shareholder Services, Inc (“ISS”) (a) has the capacity and competence to analyze proxy issues and (b) is independent and can make recommendations in an impartial manner in the best interests of the Firm’s clients. Accordingly, the Firm has entered into an agreement with ISS to provide the Firm with its analysis on proxies and to facilitate the electronic voting of proxies. The Firm has instructed ISS to execute all proxies in accordance with the applicable ISS Guidelines (“ISS Guidelines”) unless otherwise instructed by the Firm. Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by the Firm and not sent directly to ISS, the Firm will promptly forward the proxy to ISS. Having ISS complete the actual voting of all proxies will provide a central source for the Firm’s proxy voting records.

Proxy Voting Guidelines

Except as provided below, the Firm will vote proxies for its clients, including the commingled funds managed by the Firm, with the exception of funds-of-funds, through the use of ISS’ services in accordance with standard ISS Guidelines. To avoid conflicts, the Firm will vote in accordance with ISS Guidelines (i) if an employee of the Firm or one of its affiliates is on the board of directors of a company held in client accounts or (ii) if a conflict of interest exists between the Firm and a client with respect to the issuer.

• In the event that (i) the Firm discovers a conflict of interest between the Firm and ISS, (ii) ISS is unable to complete or provide its research and analysis regarding a security on a timely basis or (iii) the Firm determines that voting in accordance with ISS Guidelines is not in the best interest of the client, the Firm will not vote in accordance with standard ISS Guidelines. In such cases, the Firm will make an independent decision on how to vote, which may or may not be consistent with ISS Guidelines. ISS will execute the vote as directed by the Firm.

• In the event that a client-directed proxy guideline is in conflict with ISS Guidelines, the Firm will vote in accordance with the client’s proxy guideline. 1 ISS will execute the vote as directed by the Firm.

• In accordance with instructions from certain of the Firm’s Taft-Hartley clients, the Firm will vote such clients’ proxies in accordance with ISS’s U.S. Taft-Hartley Guidelines.

• ISS will notify the Firm of certain votes involving, without limitation, mergers and acquisition transactions, dissident shareholders and AFL-CIO key votes (“Special Voting Issues”). With respect to all proxies involving Special Voting Issues, a member of the Corporate Governance Committee or the applicable portfolio manager will determine whether the Firm will follow ISS recommendations or whether the Firm will make an independent determination on how to vote the proxy in accordance with the best interests of the client. The Corporate Governance Committee or the applicable portfolio manager will send the Firm’s decision on how to vote the proxy to ISS, which will vote the proxy.

1  For the sake of clarity, it should be noted that the Firm cannot accommodate client-directed proxy voting guidelines for investors in the commingled funds managed by the Firm or CITs sub-advised by the Firm.

• When the Firm votes proxies on behalf of the account of a corporation, or a pension plan sponsored by a corporation, in which the Firm’s clients also own stock, the Firm will vote the proxy for its clients in accordance with ISS Guidelines and the proxy for the corporation or pension plan’s account, as directed.

• In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will vote the proxies in accordance with this Proxy Voting Policy.

• Proxies in Smart Beta strategies will normally be voted by ISS in accordance with ISS guidelines and the Firm’s rules on abstention from voting.

• Proxies for funds-of-funds managed by the Firm are voted by the respective fund’s sub-advisors.

Abstentions; Determination Not to Vote

The Firm may abstain from voting if the Firm determines that abstention is in the best interests of the client. In making this determination, the Firm will consider various factors, including but not limited to (i) the costs (e.g., translation or travel costs) associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy.

Securities No Longer Owned

The Firm will not review the proxy votes for securities that are no longer owned by a client account at the time of the proxy meeting.

Disclosure

The Firm will disclose in its Form ADV Part 2A that clients may contact the Firm in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of this Proxy Voting Policy. If a client requests this information, the Operations Department will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how the Firm voted the client’s proxy.

A summary of this Proxy Voting Policy will be included in the Firm’s Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever this Proxy Voting Policy is updated.

Proxy Voting Record Keeping

The Firm will maintain a record of items 1-3 below in its files. In accordance with its services contract with the Firm, ISS will maintain a record of items 4 and 5 below in its files.

1) Copies of this Proxy Voting Policy, and any amendments thereto;

2) A copy of any document the Firm created that was material to making a decision on how to vote proxies, or that memorializes that decision. For votes that are inconsistent with ISS’ guidelines, the Firm must document the rationale for its vote;

3) A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to such request;

4) A copy of each proxy statement that the Firm or ISS receives regarding client securities; and

5) A record of each vote that the Firm casts.

Proxy Voting Audit Procedures

The Firm has adopted the following audit and review procedures with respect to the voting of client proxies:

• Annually, the Corporate Governance Committee will review ISS’ internal controls, including but not limited to a review of ISS’ business continuity plan, proxy record keeping and internal and independent third-party audit certifications.

• Semi-annually, the Corporate Governance Committee will ensure that this Proxy Voting Policy is reasonable in light of any organizational and procedural changes affecting the Firm’s business and review the effectiveness of the implementation process.

• Periodically, a random sample of the proxies voted by ISS will be audited to ensure ISS is voting in accordance with ISS Guidelines or, as applicable, consistent with the Firm’s direction.

The Compliance Department will be responsible for monitoring any new SEC interpretations regarding the voting of proxies and the use of third-party proxy voting services and for revising this Proxy Voting Policy as necessary.

APPENDIX T

Scout

Proxy Voting Policy

May 2012

Policy Objective

Scout Investments (“SI”) as an investment adviser and a fiduciary to its investment advisory clients has adopted this Policy with the objective of: (i) ensuring that SI votes client securities in the best interest of its clients; and (ii) addressing material conflicts that may arise between SI’s interests and those of its clients

Policy

SI will vote securities for each client account for which it has authority in a manner solely in the best interest of the client. Voting rights will be exercised on all decisions that have any effect on the value of the security and will be exercised so as to attempt to maximize or protect the value of the security looking at both the short-term and long-term consequences. The exclusive purpose will be to provide benefits to the client by considering those factors that affect the value of the security and give the greatest benefit to the client. Unless the power to vote securities held in a client’s account has been reserved in writing by that client, SI will have the responsibility and authority for voting securities in that client’s account in accordance with this Policy. Notwithstanding the foregoing, SI may not vote every proxy when it determines in good faith that refraining from voting is in the client’s best interests. Examples include, but are not limited to:

1. Where casting a vote may require extraordinary expense, such as traveling to a foreign country to vote in person or retaining local powers of attorney;

2. Ballots that are not received on a timely basis;

3. Inadequate information on the proxy item or where it appears to be no relationship between the proxy vote and underlying investment’s value; or

4. Where casting a vote may require suspension of the ability to trade the security.

SI may also accept different voting guidelines provided by a client to be use exclusively for voting securities in that client’s account.

Proxy Voting Committee

The Proxy Voting Committee will consist of those individuals designated from time to time by SI’s Chief Executive Officer. Members of the committee will serve at the discretion of the Chief Executive Officer subject to removal or resignation, or termination of the member’s employment with SI.

Voting

Scout has adopted General Proxy Voting Standards and Guidelines (“Guidelines”). SI has also retained a third-party proxy advisory firm (“Third-Party Proxy Advisory Firm”) to assist in the collection and review of ballots and to provide SI with voting recommendations based upon the Guidelines.

The Proxy Voting Committee will review the Voting Guidelines periodically, but no less often than annually. In conjunction with the Third-Party Proxy Advisory Firm, the Chief Operating Officer will ensure that the following procedures relating to the voting of securities in client accounts are followed:

1. Collecting voting materials including research, recommendation, other communications relating to the voting and proxy statements or ballots upon receipt;

2. Providing the voting materials to the appropriate SI associates;

3. Collecting voting instructions and transmitting the instructions to the appropriate custodian, broker, nominee or other person;

4. Developing voting records as described in this Policy; and

5. Provide in writing to any client requesting information on voting of proxies with respect to portfolio securities, the information on how SI voted with respect to the securities held in the client’s account.

It is intended that the Voting Guidelines will be applied with a measure of flexibility. SI may vote securities other than as described in the Guidelines, if SI reasonably believe that it is in its clients’ best interest to do so consistent with the Policy. In these

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situations, a portfolio manager will submit the voting determination to the Proxy Voting Committee for review and approval. Prior to approving the voting determination, the Proxy Voting Committee will perform a conflicts of interest check on the proxy issue. If a material conflict of interest is identified, the Proxy Voting Committee will follow the procedures described below under Conflicts of Interest. In making these determinations, portfolio managers may rely upon the proxy statement, analysis, commentary and other information respecting the proxy vote in formulating its voting instruction.

Review of Third-Party Proxy Advisory Firm

SI shall review any Third-Party Proxy Advisory Firm periodically, but no less often than annually, consistent with the following measures:

1. Obtain and review the voting recommendation of the Third Party Proxy Advisory Firm (or their voting guidelines), and review these documents for consistency with this Policy,

2. Determine that the Third Party Proxy Advisory Firm has the capacity and competency to analyze proxy issues;

3. Analyze potential conflicts of interest of the Third Party Proxy Advisory Firm with respect to companies the securities of which are the subject of voting recommendations, including procedures to minimize any potential conflicts of interest;

4. Review the performance of the Third Party Proxy Advisory firm including the record of recommendations and the timeliness of communicating proxy votes.

Conflicts of Interest

Conflicts of interest may include, but are not limited to, where: (i) the issuer of securities is a client of SI, or its affiliates; (ii) the issuer has a material interest in SI or its affiliates; (iii) an officer or director of the issuer is an officer or director of SI or its affiliates; or (iv) the issuer is SI or an affiliate. If in the case a security vote presents the potential for a material conflict of interest between SI and a client, SI will vote the matter in accordance with the recommendation of the Third-Party Proxy Advisory Firm based upon the Guidelines. If no such recommendation is available and the Guidelines do not cover the matter, SI will refer the vote to the client and SI will vote in accordance with the client’s response. For any avoidance of doubt, if the vote is for any UMB Financial Corporation security, the Scout Funds or the securities of any their affiliates, SI will follow the procedures contained in this section.

Recordkeeping

SI will maintain the following books and records:

1. A copy of each proxy statement that SI receives regarding client securities. SI may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system; and

2. A record of each vote cast by SI on behalf of a client.

SI may rely on a third party to make and retain these records, on SI’s behalf, provided that SI has obtained an undertaking from the third party to provide a copy of the records promptly upon request

SI will also maintain the following books and records:

1. Each version of this Policy in effect from time to time;

2. A list of each client account for which SI has been authorized to vote proxies for the client’s securities;

3. A copy of any document created by SI that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

4. A copy of each written client request for information on how SI voted proxies on behalf of the client, and a copy of any written response by SI to any (written or oral) client request for information on how SI voted proxies on behalf of the requesting client.

5. A copy of each Guidelines in effect.

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APPENDIX U

T. Rowe Price

PROXY VOTING POLICIES AND PROCEDURES

Updated: February 2017

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Glass, Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution and reporting for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, Glass Lewis maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes Glass Lewis’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. Glass Lewis tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, Glass Lewis procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ViewPoint, Glass Lewis’ web-based application.

Vote Determination

Each day, Glass Lewis delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct the Proxy Services Group to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using Glass Lewis’ proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — Glass Lewis applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed Glass Lewis’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with Glass Lewis recommendations.

Fixed Income, Index and Passively Managed Accounts — Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Services Group is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Services Group to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

APPENDIX V

UBS AM

A. Global Corporate Governance Principles

Overview

These principles describe the approach of UBS Asset Management (Americas) Inc., (UBS AM) to corporate governance and to the exercise of voting rights on behalf of its clients (which include funds, individuals, pension schemes, and all other advisory clients).

Where clients of UBS AM have delegated the discretion to exercise the voting rights for shares they beneficially own, UBS AM has a fiduciary duty to vote shares in the clients’ best interests. These principles set forth UBS AM’s approach to corporate governance and to the exercise of voting rights when clients have delegated their voting rights to UBS AM. UBS AM believes that these principles are reasonably designed to ensure that proxies are voted in the best interest of clients.

Key principles

UBS AM’s global corporate governance principles are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as beneficial owners.

We believe voting rights have economic value and should be treated accordingly. Where we have been given the discretion to vote on clients’ behalves, we will exercise our delegated fiduciary responsibility by voting in a manner we believe will most favorably impact the economic value of their investments.

Good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.

Underlying our voting and corporate governance principles we have two fundamental objectives:

1. We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.

2. As an investment advisor, we have a strong commercial interest that companies in which we invest, on behalf of our clients are successful. We promote best practice in the boardroom.

To achieve these objectives, we have established this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice. These Principles are implemented globally to harmonize our philosophies across UBS AM offices worldwide. However, these Principles permit individual regions or countries within UBS AM the discretion to reflect local laws or standards where appropriate.

While there is no absolute set of standards that determine appropriate governance under all circumstances and no set of values will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. We will, therefore, generally exercise voting rights on behalf of clients in accordance with the following principles.

Board Structure

Some significant factors for an effective board structure include:

• An effective Chairman is key;

• The roles of Chairman and Chief Executive generally should be separated;

• Board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of the management of the company;

• The Board should include executive and non-executive directors; and

• Non-executive directors should provide a challenging, but generally supportive environment for the executive directors.

Board Responsibilities

Some significant factors for effective discharge of board responsibilities include:

• The whole Board should be fully involved in endorsing strategy and in all major strategic decisions (e.g., mergers and acquisitions).

• The Board should ensure that at all times:

• Appropriate management succession plans are in place;

• The interests of executives and shareholders are aligned;

• The financial audit is independent and accurate;

• The brand and reputation of the company is protected and enhanced;

• A constructive dialogue with shareholders is encouraged; and

• It receives all the information necessary to hold management to account.

Areas of Focus

Some examples of areas of concern related to our Corporate Governance focus include the following:

• Economic value resulting from acquisitions or disposals;

• Operational performance;

• Quality of management;

• Independent non-executive directors not holding executive management to account;

• Quality of internal controls;

• Lack of transparency;

• Inadequate succession planning;

• Poor approach to corporate social responsibility;

• Inefficient management structure; and

• Corporate activity designed to frustrate the ability of shareholders to hold the Board to account or realize the maximum value of their investment.

B. Macro-Rationales and Explanations for Proxy Voting

Overview

These macro-rationales and explanations detail UBS AM’s approach to the exercise of voting rights on behalf of its clients (which includes funds, individuals, pension schemes, and all other advisory clients). The basis of the macro rationales and explanations is to define guidelines for voting shares held on behalf of our advisory clients in their best interests.

Macro-Rationales are used to help explain our proxy vote. The Macro-Rationales reflect our global governance principles and local policies, enables voting consistency and provides flexibility our analyst can reflect specific knowledge of the company as it relates to a proposal. Explanations are associated with each Macro-Rationale and are used in our proxy voting operations to communicate our voting decision internally and on client reports.

PROXY VOTING MACRO RATIONALES & EXPLANATIONS

Macro Rationale	Explanation
1. General Guidelines

a. When our view of the management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

1. View of management is Favorable. 2. View of management is Un-Favorable.
b. If management’s performance has been questionable we may abstain or vote against specific proxy proposals.	1. Management performance is questionable.
c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.	1. A conflict exists between the board and shareholder interests.
d. In general, we oppose proposals, which in our view, act to entrench management.	1. Proposal entrenches management.

e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

1. While we support management, this proposal should be voted on by shareholders.
2. Board of Directors and Auditors

a. Unless our objection to management’s recommendation is strenuous, if we believe auditors are competent and professional, we support continuity in the appointed auditing firm subject to regular review.

1. We believe the auditors are competent. 2. We object to these auditors. 3. Nominee for independent Internal Statutory Auditor not considered independent.

b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

1. Shareholders should be able to set the size of the board.
c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.	1. Shareholders should have the right to call a special meeting.
d. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.	1. Company does not have a lead director. 2. Company has a lead director. 3. Combined Chairman and Chief Executive, contrary to best practice.
e. We will normally vote for all board members unless we determine conflicts exist or the board is not independent.

1. Board ignored shareholder vote.

2. Executive contract exceeds 1 year in length.

3. Not considered independent insufficient independent non-executives.

4. Member of the Audit or Remuneration Committee(s), not considered Independent.

5. Bundled resolution for election of Directors not appropriate.

6. Not Independent, serves on the Compensation and Nomination Committees.

7. Executive contract exceeds 4 years.

8. Not in shareholders’ interests.

Macro Rationale	Explanation
3. Compensation

a. We will not try to micro-manage compensation schemes; however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

1. We will not-micro manage compensation. 2. The overall quantum of remuneration is too high.
b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.	1. Compensation should be set by the board, not shareholders.

c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

1. Transparency in compensation is desired.

d. We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance; is vague; is not in line with market practices; allows for option re-pricing; does not have adequate performance hurdles or is highly dilutive.

1. Remuneration policy insufficiently aligned with shareholder interests.

2. The vesting conditions are inappropriate.

3. The vesting conditions are insufficiently challenging.

4. The matching awards are too generous.

5. The re-pricing of options is against best practice.

6. Dilution of executive remuneration scheme exceeds best practice guidelines.

7. Plan structure does not provide suitable long term incentive.

8. Performance conditions unsatisfactory.

9. Contrary to best market practice.

e. Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

1. Rewards for poor performance are unacceptable.

f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

1. Compensation should be balanced.
g. In order to increase reporting transparency and approximate accuracy, we believe stock options should be expensed.	1. Stock Options should be expensed.
4. Governance Provisions
a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.	1. One Share, One Vote.

b. We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events, such as take-over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

1. Poison Pill proposals should have shareholder approval. 2. Current anti-takeover provisions are adequate.
c. Any substantial new share issuance should require prior shareholder approval.	1. Significant share increase should have shareholder approval.

d. We believe proposals that authorize the issuance of new stock without defined terms or have conditions that are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

1. Blank check stock issuance is not acceptable. 2. Anti-takeover defense, not in shareholders interests. 3. General authority to issue shares without pre-emption rights not in shareholders interests.
e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.	1. We support efforts to improve board independence.

Macro Rationale	Explanation

f. We generally do not oppose management’s recommendation to implement a staggered or classified board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

1. Staggered or classified boards provide continuity. 2. Annual election of directors agreeable with management approval.
g. We will support reasonable proposals that enable shareholders to directly nominate directors.	1. Proposal to nominate directors is reasonable. 2. Proposal to nominate directors is questionable.

h. We will vote for shareholder proposals requesting directors be elected by a Majority Vote unless the company has cumulative voting, a director resignation policy in place or is very likely to have one in place by the next meeting.

1. A director resignation policy is in place. 2. A director resignation policy is not in place.
i. We will normally vote for proposals that reduce supermajority voting limits.	1. We support reductions in super majority voting. 2. Existing super majority voting conditions are reasonable.
j. We will vote in favour of shareholder resolutions for confidential voting.	1. We encourage confidential voting.
5. Capital Structure and Corporate Restructuring

a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

1. Companies are free to incorporate anywhere. 2. Actions motivated to entrench management.

b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

1. Dual classes of stock are inappropriate.
6. Mergers, Tenders Offers & Proxy Contests
a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.	1. We agree with the merger. 2. We object to the merger.
7. Social, Environmental, Political & Cultural
a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.	1. Companies should feel free to compete anywhere in the world.

b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

1. Special interest proposals should not be addressed in the proxy.

c. Unless directed by clients to vote in favour of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

1. Proposal poses an unnecessary economic cost on the company.
8. Administrative and Operations

a. Occasionally, stockholder proposals, such as asking for reports, conducting studies and making donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

1. Special reports, studies and disclosures are not considered economic.

Macro Rationale	Explanation

b. We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

1. Regulatory agencies do not require this action.
9. Miscellaneous
a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.	1. Voted in accordance with a client guideline.

b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

1. Obstacles exist to effectively voting this proxy. 2. Local voting practices could restrict our ability to manage the portfolio.

c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

1. Voting delegated to a proxy voting service per our guidelines.
d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.	1. Lack of details on proposals.

C. Global Voting and Corporate Governance Procedures

Overview

Where clients have delegated the discretion to exercise the voting rights for shares they beneficially own to UBS AM, we have a fiduciary duty to vote shares in the clients’ best interests. These procedures provide a structure for appropriately discharging this duty, including the handling of conflicts of interest between UBS AM and our clients’ best interests.

I. Corporate Governance Committees

Members

The UBS Asset Management Global Corporate Governance Committee (the “Global Committee) will approve the membership of the UBS AM Corporate Governance Committee (the “Americas Committee”). The membership in the Global Committee will be approved by the Equities Investment Committee of UBS Asset Management.

Responsibilities of the Global Committee

• To review, approve and oversee the implementation of the Global Corporate Governance Principles.

• Keep abreast of and share trends in corporate governance and update these principles as necessary.

• To provide a forum for discussing corporate governance issues between regions.

• Coordinate with the Communications group on all corporate or other communication related to global proxy issues.

• Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

• Engage and oversee any independent proxy voting services being used.

• Oversee the activities of the Local Corporate Governance Committees.

• Review and resolve conflicts of interest by ensuring that the voting decision taken would remain the same irrespective of the fact that, for instance, a company is also a client of UBS AM.

Meetings

Meetings will be held at least quarterly.

Local Corporate Governance Committees

Each office or region, as applicable, will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies. Each Local Corporate Governance Committee will set its own agenda. The Global Committee will nominate the chairs for the Local Corporate Governance Committees. The local chair will nominate, for approval by the Global Committee, additional persons as candidates for membership on the local committee.

Responsibilities of the Americas Committee

The Americas Committee will serve as the local committee and is responsible for implementing this Policy in the Americas Region.

• Keep abreast of and share trends in corporate governance and update local policy as necessary.

• Provide a forum for discussing corporate governance issues within a region.

• Oversee the proxy voting process.

• Coordinate with the Communications group all corporate or other communication related to local proxy issues.

• Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

• Interpret the Global Corporate Governance Principles in the context of local legal requirements and practice, updating local policy as necessary.

• Minutes of meetings to be sent to the Global Committee.

Meetings

Meetings will be held at least twice a year.

II. Interaction with Company and Board of Directors

Relationship with the Company and the Board of Directors

• On behalf of our clients, we aim to be supportive, long-term shareholders. We seek to develop both a long-term relationship and an understanding of mutual objectives and concerns with the companies in which we invest.

• We do this through meetings between our investment analysts and portfolio managers, on the one hand, and company management and the board of directors, on the other.

• These meetings enable us to have discussions with company management and the board of directors about corporate strategy and objectives and to make an assessment of management’s performance. They also allow us to monitor a particular company’s development over time and assess progress against our expectations as investors. They also give us an opportunity to outline what our expectations are and to explain our views on important issues.

Formal Communications with the Board

• Where we suspect poor corporate governance may negatively impact the long-term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.

• If action is considered necessary, we will attempt to arrange an informal meeting with one or more non-executive (outside) directors to gather additional information and to learn more about the company’s corporate governance practices. The intent of the meeting with non-executive (outside) directors is to understand the company better and to communicate our concerns.

• All efforts to contact management or the board of directors regarding specific corporate governance issues should be approved by the Global Committee or if time is of the essence the Head or Deputy Head of Global Equity, and the Legal & Compliance Department.

• If it is determined that appropriate corporate governance practices are not present or likely to be put in place, then we may

• Formally communicate with the Chairman of the Board or the full Board of Directors;

• Withdraw our support for the common stock;

• Reflect our positions in our proxy vote opportunities; or

• Contact other shareholders regarding our concerns.

Any such steps may only be taken in compliance with applicable law.

III. Contacting the Media

UBS AM generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations. Requests from the media for general information relating to this Policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance, must be directed via Communications/Marketing (country/region/ business/investment/global) to the relevant investment area and Legal & Compliance Department. They will determine if there is to be an exception to this rule and inform the relevant Marketing/Communications team. The situation will be explained to UBS Media Relations who will notify the journalist of our position.

IV. Proxy Voting Process

Given the magnitude of the effort, availability of resources and local customs, certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. All operational proxy voting matters will be managed by a dedicated team located in the London office, irrespective of where the underlying client is managed.

The Global and Local Corporate Governance Committees, as appropriate, will bring Legal & Compliance into the decision making process on complex issues and on issues involving conflicts of interests.

The Americas Committee will appoint a deputy who is responsible for voting of all routine proxy matters in accordance with these policies and procedures. The deputy will contact the appropriate industry analyst and/or the members of the Americas Committee for guidance on how to vote non-routine matters.

The Americas Committee, or its delegate, will:

• Take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority and where we intend to vote;

• Instruct the Head of Operations to recall, if possible, securities that are currently on loan so that they may be voted on non-routine proxy matters;

• Implement procedures to identify conflicts and vote such proxies in accordance with Section VI of these procedures;

• Implement procedures to vote proxies in accordance with client direction if applicable; and

• Conduct periodic due diligence on any proxy voting services being employed.

V. Proxy Voting Disclosure Guidelines

General

• Upon request or as required by law or regulation, UBS AM will disclose to a client or client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

• Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal & Compliance Department should be contacted immediately to ensure adherence to UBS AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below).

• Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance Department.

• Any employee, officer or director of UBS Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.

• Companies may be provided with the number of shares we own in them.

• Proxy solicitors will not be provided with either our votes or the number of shares we own in a particular company.

• In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the manner in which we voted.

• We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

The Chairman of the Global Committee and the Chair of the Americas Committee must approve exceptions to this disclosure policy.

VI. Proxy Voting Conflict Guidelines

In addition to the Proxy Voting Disclosure Guidelines above, UBS AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients. A conflict of interest is a relationship or activity engaged in by UBS AM that creates an incentive, or appearance thereof, to favor the interests of UBS AM over the interests of the client. A conflict of interest is “material” if a reasonable person could expect the conflict to influence UBS AM’s proxy vote. The principal conflict process covered by this policy is where the issuer being voted upon is a client of UBS AM.

The following guidelines seek to address the conflicts of interest in a manner that promotes the client's best interest:

• Under no circumstances will general business, sales or marketing issues influence our proxy votes.

• UBS AM and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. {Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.} In the event of any issue arising in relation to Affiliates, the Chair of the Global Committee must be advised, who will in turn advise the Chief Risk Officer.

• Where UBS AM is aware of a conflict of interest in voting a particular proxy, the Americas Committee will be notified of the conflict and will determine how such proxy should be voted.

VII. Record Keeping

UBS AM will maintain records of proxies voted. Such records include copies of:

• Our policies and procedures;

• Proxy statements received;

• Votes cast per client;

• Number of shares voted;

• Communications received and internal documents created that were material to the voting decision; and

• A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision.

Nothing in these procedures should be interpreted to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegates or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their policy statement.

Effective March 2013

APPENDIX W

Wellington

Global Proxy Voting Policy and Procedures

As of November 1, 2016

Introduction

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policy

Wellington Management:

1. Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2. Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines and handled as follows:

• Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

• Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

• Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the

Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

APPENDIX X

Western Asset

PROXY VOTING

(Effective 11/3/13)

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Form No. 3053-17A

PACIFIC FUNDS SERIES TRUST

Part C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)(a)	Amended and Restated Declaration of Trust[59]

(b)	Instrument amending Declaration of Trust (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Instrument amending Declaration of Trust (PF PIMCO Inflation Managed Fund)[10]

(d)	Instrument amending Declaration of Trust (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[17]

(e)	Instrument amending Declaration of Trust (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Instrument amending Declaration of Trust (PF Oppenheimer Main Street Core® Fund and PF Oppenheimer Emerging Markets Fund)[21]

(a)(2)(a)	Certificate of Amendment to the Amended and Restated Certificate of Trust[59]

(b)	By-Laws[59]

(c)	Certificates for Shares will not be issued. Articles III, V and VI of the Declaration of Trust and Article II of the By—Laws define the rights of holders of the Shares[7]

(d)(1)(a)	Investment Advisory Agreement[3]

(b)	No Longer Applicable

(c)	Addendum to Investment Advisory Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Addendum to Investment Advisory Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Investment Advisory Agreement (PF Lazard Mid—Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Investment Advisory Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF Fasciano Small Equity Fund)[21]

(g)	Addendum to Investment Advisory Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(h)	Addendum to Investment Advisory Agreement (PF AllianceBernstein International Value Fund) [25]

(i)	Consent of Transfer of Advisory Agreement (Pacific Life Fund Advisors LLC (PLFA))[30]

(j)	Addendum to Investment Advisory Agreement (PL Small-Cap Value Fund)[31]

(k)	Addendum to Investment Advisory Agreement (PL Floating Rate Loan Fund)[32]

(l)	Advisory Fee Waiver Agreement—PL Floating Rate Loan Fund[41]

(m)	Advisory Fee Waiver Agreement—PL Large-Cap Growth Fund[63]

(n)	Schedule A to Advisory Agreement (PL Income Fund)[40]

(o)	Schedule A to Advisory Agreement (PL Floating Rate Income Fund)[42]

(p)	Advisory Fee Waiver Agreement—PL Comstock Fund[40]

(q)	Schedule A to Advisory Agreement (PL Income Series Funds)[44]

(r)	Schedule A to Advisory Agreement—PL Emerging Markets Debt Fund (EMD)[47]

(s)	Amendment to Advisory Fee Waiver Agreement—PL Comstock Fund[47]

(t)	Schedule A to Advisory Agreement—PL Currency Strategies Fund, PL Global Absolute Return Fund and PL Precious Metals Fund (PL Alts)[49]

(u)	No Longer Applicable

(v)	Advisory Fee Waiver Agreement—PL Limited Duration High Income Fund[51]

(w)	Schedule A to Advisory Agreement (PL Limited Duration High Income Fund)[52]

(x)	Advisory Fee Waiver Agreement—PL Floating Rate Loan Fund[52]

(y)	Schedule A to Advisory Agreement (PL Diversified Alternatives Fund)[53]

(z)	Advisory Fee Waiver Agreement—PL Mid-Cap Growth Fund[54]

(d)(1)(aa)	Schedule A to Advisory Agreement (PF International Small-Cap Fund)[57]

(bb)	Advisory Fee Waiver Agreement—PF International Small-Cap Fund[57]

(cc)	Advisory Fee Waiver Agreement (PF Inflation Managed Fund)[59]

(dd)	Advisory Fee Waiver Agreement (PF Equity Long/Short Fund)[59]

(ee)	Amendment to Investment Advisory Agreement[60]

(ff)	Schedule A to Advisory Agreement (PF Absolute Return Fund and PF Equity Long/Short Fund)[60]

(gg)	Schedule A to Advisory Agreement (PF Mid-Cap Value Fund)[61]

(hh)	Advisory Fee Waiver Agreement (Breakpoints)[62]

(ii)	Amendment to Advisory Fee Waiver Agreement—PL Limited Duration High Income Fund[63]

(jj)	Amendment to Advisory Fee Waiver Agreement—Pacific Funds Limited Duration High Income[63]

(kk)	Amendment to Advisory Fee Waiver Agreement—PF Mid-Cap Growth Fund[63]

(ll)	Amendment to Advisory Fee Waiver Agreement—PL Comstock Fund[63]

(mm)	Amendment to Advisory Fee Waiver Agreement—PL Floating Rate Loan Fund[63]

(nn)	Schedule A to Advisory Agreement (Rothschild Funds)[63]

(oo)	Advisory Fee Waiver Agreement (Pacific Funds Large-Cap)[63]

(pp)	Amendment to Advisory Fee Waiver Agreement—Pacific Funds Limited Duration High Income[65]

(qq)	Amendment to Advisory Fee Waiver Agreement—PF Mid-Cap Growth Fund[66]

(rr)	Amendment to Advisory Fee Waiver Agreement (Pacific Funds Limited Duration High Income)[69]

(ss)	Amendment to Advisory Fee Waiver Agreement (Pacific Funds Large-Cap)[69]

(tt)	Amendment to Advisory Fee Waiver Agreement (PF Comstock Fund)[69]

(uu)	Amendment to Advisory Fee Waiver Agreement (PF Large-Cap Growth Fund)[69]

(vv)	Amendment to Advisory Fee Waiver Agreement (PF Mid-Cap Growth Fund)[69]

(ww)	Amendment to Advisory Fee Waiver Agreement (PF Equity Long/Short Fund)[69]

(d)(2)	No longer applicable

(d)(3)	No longer applicable

(d)(4)	No longer applicable

(d)(5)(a)	Fund Management Agreement—Pacific Investment Management Company LLC (PIMCO)[3]

(b)	Fee Schedule to Fund Management Agreement—PIMCO[14]

(c)	Addendum to Fund Management Agreement—PIMCO[20]

(d)	Addendum to Fund Management Agreement— PIMCO[24]

(e)	Consent to Transfer and Amend the Fund Management Agreement—PIMCO[30]

(f)	Amendment No. 4 to Fund Management Agreement—PIMCO[32]

(g)	Amendment No. 5 to the Fund Management Agreement—PIMCO[52]

(h)	Amendment to the Fund Management Agreement—PIMCO[56]

(i)	Amendment No. 8 to Fund Management Agreement—PIMCO[57]

(j)	Amendment No. 9 to Fund Management Agreement—PIMCO[61]

(d)(6)(a)	Fund Management Agreement—Salomon Brothers Asset Management Inc (Salomon)[6]

(b)	Addendum to Fund Management Agreement—Salomon[20]

(c)	Fund Management Agreement—Salomon[26]

(d)	Notice and Consent to Transfer Fund Management Agreement—From Salomon Brothers Asset Management Inc to ClearBridge Advisors LLC[28]

(e)	Consent to Transfer Fund Management Agreement—ClearBridge Advisors LLC[30]

(f)	Fee Schedule to Fund Management Agreement—ClearBridge Advisors LLC[31]

(g)	Amendment No. 2 to Fund Management Agreement—ClearBridge Investments, LLC (ClearBridge)[66]

(d)(7)	No longer applicable

(d)(8)(a)	Fund Management Agreement—MFS Investment Management (MFS)[4]

(b)	Addendum to Fund Management Agreement—MFS[16]

(c)	Addendum to Fund Management Agreement—MFS[24]

(d)	Addendum to Fund Management Agreement—MFS[26]

(e)	Addendum to Fund Management Agreement—MFS[26]

(f)	Addendum to Fund Management Agreement—MFS[28]

(g)	Consent to Transfer Fund Management Agreement—MFS[30]

(h)	Amendment to Fund Management Agreement—MFS[41]

(i)	Amendment to Fund Management Agreement—MFS[51]

(d)(9)	No longer applicable

(d)(10)(a)	Amended and Restated Subadvisory Agreement—Morgan Stanley Investment Management, Inc.[65]

(d)(11)(a)	No longer applicable

(d)(12)	No longer applicable

(d)(13)(a)	Amended and Restated Subadvisory Agreement—OppenheimerFunds, Inc. (Oppenheimer)[54]

(b)	Amendment to the Amended and Restated Subadvisory Agreement—Oppenheimer[60]

(d)(14)(a)	No longer applicable

(d)(15)(a)	No longer applicable

(d)(16)	No longer applicable

(d)(17)	No longer applicable

(d)(18)	No longer applicable

(d)(19)(a)	Fund Management Agreement—UBS Global Asset Management (Americas) Inc. (UBS)[34]

(b)	Fee schedule to Fund Management Agreement—UBS[36]

(c)	Amendment No. 1 to Fund Management Agreement—UBS[49]

(d)	Amendment No. 2 to Fund Management Agreement—UBS[52]

(e)	Amendment No. 3 to Fund Management Agreement—UBS[55]

(f)	Amendment No. 4 to Fund Management Agreement—UBS[65]

(d)(20)	Sub-Advisory Agreement—Eaton Vance Management[36]

(d)(20)(a)	Amendment No. 1 to Subadvisory Agreement—Eaton Vance Management[49]

(b)	Novation Agreement (Boston Management and Research d/b/a Eaton Vance Investment Managers)[52]

(c)	Amendment No. 2 to Subadvisory Agreement (Eaton Vance Investment Managers)[52]

(d)	Amendment No. 3 to Subadvisory Agreement (Eaton Vance Investment Managers)[66]

(e)	Amendment No. 4 to Subadvisory Agreement (Eaton Vance Investment Managers)[66]

(d)(21)	Sub-Advisory Agreement—Invesco Advisers, Inc.[35]

(d)(21)(a)	Amendment to Sub-Advisory Agreement—Invesco Advisers, Inc.[40]

(d)(22)(a)	Sub-Advisory Agreement—J.P. Morgan Investment Management Inc.[40]

(b)	Amendment No. 1 to Sub-Advisory Agreement—J.P. Morgan Investment Management Inc.[66]

(d)(23)(a)	Sub-Advisory Agreement—T. Rowe Price Associates, Inc. (T. Rowe)[40]

(b)	Amendment No. 1 to Subadvisory Agreement—T. Rowe[57]

(d)(24)	Sub-Advisory Agreement—Ashmore Investment Management Limited[47]

(d)(25)	No Longer Applicable

(d)(26)(a)	Sub-Advisory Agreement—Scout Investments, Inc.[51]

(b)	Amendment No. 1 to Sub-Advisory Agreement—Scout Investments, Inc.[66]

(d)(27)	No longer applicable

(d)(27)(a)	Subadvisory Agreement—BlackRock Investment Management, LLC[51]

(b)	Amendment No. 1 to Subadvisory Agreement—BlackRock Investment Management, LLC[66]

(d)(28)(a)	Subadvisory Agreement—Ivy Investment Management Company[54]

(b)	Amendment No. 1 to Subadvisory Agreement—Ivy Investment Management Company[66]

(d)(29)	Subadvisory Agreement—AllianceBernstein L.P.[55]

(d)(30)	Subadvisory Agreement—Lord, Abbett & Co. LLC[55]

(d)(31)	Subadvisory Agreement—Principal Global Investors, LLC, d/b/a Macro Currency Group[55]

(d)(32)(a)	Subadvisory Agreement—Western Asset Management Company (Western Asset)[56]

(d)(32)(b)	Amendment No. 1 to Subadvisory Agreement—Western Asset[57]

(d)(33)(a)	Subadvisory Agreement—QS Batterymarch Financial Management, Inc.[57]

(b)	Novation Agreement (QS Investors, LLC)[66]

(d)(34)	Subadvisory Agreement—AQR Capital Management, LLC[60]

(d)(35)	No Longer Applicable

(d)(36)	Subadvisory Agreement—Robeco Investment Management Inc., d/b/a Boston Partners[61]

(d)(36)(a)	Amendment No. 1 to Subadvisory Agreement (Boston Partners)[67]

(d)(37)(a)	Subadvisory Agreement—Rothschild Asset Management Inc. (Rothschild)[63]

(d)(37)(b)	Subadvisory Fee Waiver Agreement (Pacific Funds Large-Cap)[63]

(d)(37)(c)	Amendment to Subadvisory Fee Waiver Agreement (Pacific Funds Large-Cap)[69]

(d)(38)	Subadvisory Agreement—Wellington Management Company LLP[69]

(e)(1)(a)	Distribution Agreement[3]

(b)	No Longer Applicable

(c)	Addendum to Distribution Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Addendum to Distribution Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Distribution Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Distribution Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund) [21]

(g)	Addendum to Distribution Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(h)	Addendum to Distribution Agreement (PF AllianceBernstein International Value Fund)[25]

(i)	Amended and Restated Distribution Agreement (Class A Service Plan)[28]

(j)	Amendment to Distribution Agreement[28]

(k)	Addendum to Distribution Agreement (PL Small-Cap Value Fund)[31]

(l)	Addendum to Distribution Agreement (PL Floating Rate Loan Fund)[32]

(m)	Schedule A to Distribution Agreement (PL Income Fund)[40]

(n)	Schedule A to Amended and Restated Distribution Agreement (PL Floating Rate Income Fund and C-Shares for PL Income Fund) [42]

(o)	Schedule A to Amended and Restated Distribution Agreement (A and C Shares for PL Floating Rate Income Fund)[45]

(p)	Schedule A to Amended and Restated Distribution Agreement (PL Income Series Funds)[44]

(q)	Schedule A to Amended and Restated Distribution Agreement (EMD)[46]

(r)	Schedule A to Amended and Restated Distribution Agreement (PL Alts)[49]

(s)	Schedule A to Amended and Restated Distribution Agreement (PL Limited Duration High Income)[52]

(t)	Schedule A to Amended and Restated Distribution Agreement (PL Diversified Alternatives Fund)[53]

(u)	Schedule A to Amended and Restated Distribution Agreement (PF International Small-Cap Fund)[57]

(v)	Amendment to Amended and Restated Distribution Agreement[60]

(w)	Schedule A to Amended and Restated Distribution Agreement (PF Absolute Return Fund and PF Equity Long/Short Fund)[60]

(x)	Schedule A to Amended and Restated Distribution Agreement (PF Mid-Cap Value Fund)[62]

(y)	Schedule A to Amended and Restated Distribution Agreement (Rothschild Funds)[64]

(z)	Schedule A to Amended and Restated Distribution Agreement[66]

(e)(2)(a)	Form of Selling Group Agreement[62]

(f)(1)(a)	Deferred Compensation Plan[63]

(b)	No Longer Applicable

(c)	No Longer Applicable

(f)(1)(d)	Exhibits to Trustees Deferred Compensation Plan[62]

(g)(1)(a)	Custodian Agreement[6]

(b)	No Longer Applicable

(c)	Addendum to Custodian Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Addendum to Custodian Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Custodian Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[20]

(f)	Addendum to Custodian Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[25]

(g)	Addendum to Custodian Agreement (PF Loomis Sayles Large-Cap Growth Fund)[25]

(h)	Addendum to Custodian Agreement (PF AllianceBernstein International Value Fund)[26]

(i)	Addendum to Custodian Agreement[29]

(j)	Addendum to Custodian Agreement (PL Small-Cap Value Fund)[31]

(k)	Addendum to Custodian Agreement (PL Floating Rate Loan Fund)[32]

(l)	Amendment to Custodian Services Agreement[36]

(m)	Exhibit A to Custodian Services Agreement (PL Income Fund)[41]

(n)	Exhibit A to Custodian Services Agreement (PL Floating Rate Income Fund)[45]

(o)	Agreement Relating to Assignment of Custodian Services Agreement[46]

(p)	Exhibit A to Custodian Services Agreement (PL EMD)[49]

(q)	Exhibit A to Custodian Services Agreement (PL Alts)[49]

(r)	Amendment to Custodian Services Agreement[52]

(s)	Exhibit A to Custodian Services Agreement (PL Limited Duration High Income Fund)[52]

(t)	Exhibit A to Custodian Services Agreement (PL Diversified Alternatives Fund)[56]

(u)	Exhibit A to Custodian Services Agreement (PF International Small-Cap Fund)[58]

(v)	Amendment to Custodian Services Agreement[60]

(w)	Exhibit A to Custodian Services Agreement (PF Absolute Return Fund and PF Equity Long/Short Fund)[60]

(x)	Exhibit A to Custodian Services Agreement (PF Mid-Cap Value Fund)[62]

(y)	Exhibit A to Custodian Services Agreement (Rothschild Funds)[64]

(g)(2)	Foreign Custody Manager Agreement[6]

(h)(1)(a)	Transfer Agency Agreement[6]

(b)	No Longer Applicable

(c)	Addendum to Transfer Agency Agreement (AML)[9]

(d)	No Longer Applicable

(e)	Addendum to Transfer Agency Agreement (PF PIMCO Inflation Managed Fund)[10]

(f)	Addendum to Transfer Agency Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(g)	Addendum to Transfer Agency Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(h)	Addendum to Transfer Agency Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[21]

(i)	Addendum to Transfer Agency Agreement (PF Loomis Sayles Large-Cap Growth Fund)[26]

(j)	Addendum to Transfer Agency Agreement (PF AllianceBernstein International Value Fund)[26]

(k)	Addendum to Transfer Agency Agreement[29]

(l)	Addendum to Transfer Agency Agreement (PL Small-Cap Value Fund)[31]

(m)	Revised Exhibit A to the Transfer Agency Services Agreement (PL Floating Rate Loan Fund)[33]

(n)	Amendment to Transfer Agency Services Agreement[36]

(o)	Amendment to Transfer Agency Services Agreement (PL Income Fund)[40]

(p)	Amendment No. 13 to Transfer Agency Services Agreement[41]

(q)	Amendment to Transfer Agency Services Agreement (PL Floating Rate Income Fund)[45]

(r)	Amendment to Transfer Agency Services Agreement (PL EMD)[49]

(s)	Amendment to Transfer Agency Services Agreement (PL Alts)[49]

(t)	Amendment No. 15 to Transfer Agency Services Agreement[52]

(u)	Amendment No. 16 to Transfer Agency Services Agreement[52]

(v)	Amendment No. 17 to Transfer Agency Services Agreement[56]

(w)	Amendment No. 18 to Transfer Agency Services Agreement[58]

(x)	Amendment No. 19 to Transfer Agency Services Agreement[60]

(y)	Amendment No. 20 to Transfer Agency Services Agreement[63]

(z)	Amendment No. 21 to Transfer Agency Services Agreement[62]

(aa)	Amendment No. 22 to Transfer Agency Services Agreement[64]

(h)(2)(a)	Administration and Shareholder Services Agreement[51]

(b)	No Longer Applicable

(c)	Addendum to Administration and Shareholder Services Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Addendum to Administration and Shareholder Services Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Administration and Shareholder Services Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Administration and Shareholder Services Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[22]

(g)	Addendum to Administration and Shareholder Services Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(h)	Addendum to Administration and Shareholder Services Agreement (PF AllianceBernstein International Value Fund)[25]

(i)	Addendum to Administration and Shareholder Services Agreement (PL Small-Cap Value Fund)[31]

(j)	Addendum to Administration and Shareholder Services Agreement (PL Floating Rate Loan Fund)[32]

(k)	Amendment No 2 to the Administration and Shareholder Services Agreement (PL Income Fund)[40]

(l)	Amendment No. 3 to the Administration and Shareholder Services Agreement[40]

(m)	Schedule A to Administration and Shareholder Services Agreement (EMD)[47]

(n)	Schedule A to Administration and Shareholder Services Agreement (PL Alts)[49]

(o)	Schedule A to Administration and Shareholder Services Agreement (PL Limited Duration High Income)[52]

(p)	Schedule A to Administration and Shareholder Services Agreement (PL Diversified Alternatives Fund)[56]

(q)	Schedule A to Administration and Shareholder Services Agreement (PF International Small-Cap Fund)[57]

(r)	Amendment to Administration and Shareholder Services Agreement[60]

(s)	Schedule A to Administration and Shareholder Services Agreement (PF Absolute Return Fund and PF Equity Long/Short Fund)[60]

(t)	Schedule A to Administration and Shareholder Services Agreement (PF Mid-Cap Value Fund)[62]

(u)	Schedule A to Administration and Shareholder Services Agreement (Rothschild Funds)[64]

(v)	Schedule A to Administration and Shareholder Services Agreement[66]

(w)	Schedule A to Administration and Shareholder Services Agreement, filed herewith

(h)(3)(a)	Expense Limitation Agreement, filed herewith

(h)(4)(a)	Sub-Administration and Accounting Services Agreement[3]

(b)	No Longer Applicable

(c)	Addendum to Sub-Administration and Accounting Services Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Addendum to Sub-Administration and Accounting Services Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Sub-Administration and Accounting Services Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Sub-Administration and Accounting Services Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[21]

(g)	Addendum to Sub-Administration and Accounting Services Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(h)	Addendum to Sub-Administration and Accounting Services Agreement (PF AllianceBernstein International Value Fund)[26]

(i)	Addendum to Sub-Administration and Accounting Services Agreement[29]

(j)	Addendum to Sub-Administration and Accounting Services Agreement (PL Small-Cap Value Fund)[31]

(k)	Addendum to Sub-Administration and Accounting Services Agreement (PL Floating Rate Loan Fund)[32]

(l)	Amendment to Sub-Administration and Accounting Services Agreement[36]

(m)	Amendment to Sub-Administration and Accounting Services Agreement (PL Income Fund)[40]

(n)	Amendment to Sub-Administration and Accounting Services Agreement (PL Floating Rate Income Fund)[45]

(o)	Sub-Administration and Accounting Services Fee Waiver—PL Income Fund[46]

(p)	No Longer Applicable

(q)	Amendment to Sub-Administration and Accounting Services Agreement (PL EMD)[49]

(r)	Amendment to Sub-Administration and Accounting Services Agreement (PL Alts)[49]

(s)	Amendment to Sub-Administration and Accounting Services Agreement[52]

(t)	Exhibit A to Sub-Administration and Accounting Services Agreement (PL Limited Duration High Income Fund)[52]

(u)	Exhibit A to Sub-Administration and Accounting Services Agreement (PL Diversified Alternatives Fund)[56]

(v)	Exhibit A to Sub-Administration and Accounting Services Agreement (PF International Small-Cap Fund)[58]

(w)	Amendment to Sub-Administration and Accounting Services Agreement[60]

(x)	Exhibit A to Sub-Administration and Accounting Services Agreement (PF Absolute Return Fund and PF Equity Long/Short Fund)[60]

(y)	Exhibit A to Sub-Administration and Accounting Services Agreement (PF Mid-Cap Value Fund)[62]

(z)	Exhibit A to Sub-Administration and Accounting Services Agreement (Rothschild Funds)[64]

(aa)	Amendment 7 to Sub-Administration and Accounting Services Agreement, filed herewith

(h)(5)	Form of Indemnification Agreement[26]

(h)(6)	Support Services Agreement[51]

(h)(7)	No Longer Applicable

(i)	Opinion and Consent of Counsel[5]

(j)	Consent of Independent Registered Public Accounting Firm, filed herewith

(j)(1)	Not Applicable

(k)	Not Applicable

(l)(1)	Purchase Agreement[3]

(l)(2)	Purchase Agreement (Inflation Managed Fund)[13]

(l)(3)	No Longer Applicable

(l)(4)	No Longer Applicable

(l)(5)	Purchase Agreement (PL Income Fund)[40]

(m)(1)(a)	Class A Service Plan (formerly filed as exhibit (m)(1)(j)[28]

(b)	No Longer Applicable

(c)	No Longer Applicable

(d)	Amended Schedule A to Class A Service Plan (PL Income Fund)[37]

(e)	Schedule A to Class A Service Plan (PL Floating Rate Income Fund)[45]

(f)	Schedule A to Class A Service Plan (PL Income Series Funds)[44]

(g)	No Longer Applicable

(h)	Schedule A to Class A Service Plan (PL Limited Duration High Income Fund)[52]

(i)	Schedule A to Class A Service Plan (PL Diversified Alternatives Fund)[53]

(j)	Schedule A to Class A Service Plan (Rothschild Funds)[63]

(m)(2)(a)	Class B Distribution and Service Plan[3]

(b)	No Longer Applicable

(c)	No Longer Applicable

(d)	No Longer Applicable

(e)	Amended Schedule A to Class B Distribution and Service Plan (Portfolio Optimization Funds)[15]

(f)	No Longer Applicable

(g)	No Longer Applicable

(h)	No Longer Applicable

(i)	No Longer Applicable

(j)	Amended Schedule A to Class B Distribution and Service Plan (PL Portfolio Optimization Funds)[32]

(m)(3)(a)	Class C Distribution and Service Plan[3]

(b)	No Longer Applicable

(c)	No Longer Applicable

(d)	No Longer Applicable

(e)	Amended Schedule A to Class C Distribution and Service Plan (Portfolio Optimization Funds)[15]

(f)	No Longer Applicable

(g)	No Longer Applicable

(h)	No Longer Applicable

(i)	No Longer Applicable

(j)	Amended Schedule A to Class C Distribution and Service Plan (PL Portfolio Optimization Funds)[32]

(k)	Amended Schedule A to Class C Distribution and Service Plan (PL Income Fund)[40]

(l)	Schedule A to Class C Distribution and Service Plan (PL Floating Rate Income Fund)[45]

(m)	Schedule A to Class C Distribution and Service Plan (PL Income Series Fund)[44]

(n)	No Longer Applicable

(o)	Schedule A to Class C Distribution and Service Plan (PL Limited Duration High Income Fund)[52]

(p)	Schedule A to Class C Distribution and Service Plan (PL Diversified Alternatives Fund)[53]

(q)	Schedule A to Class C Distribution and Service Plan (Rothschild Funds)[63]

(m)(4)	No Longer Applicable

(m)(5)(a)	Class R Distribution and Service Plan[21]

(b)	Amended Schedule A to Class R Distribution and Service Plan (PL Portfolio Optimization Funds)[32]

(m)(6)	Investor Class Distribution Plan[63]

(m)(7)	Class T Service Plan[67]

(n)(1)	No Longer Applicable

(n)(2)	No Longer Applicable

(n)(3)	Multi-Class Plan for Pacific Funds Series Trust[67]

(o)	Reserved

(p)(1)	Code of Ethics—Pacific Funds[62]

(p)(2)	No longer applicable

(p)(3)	No longer applicable

(p)(4)	Code of Ethics—Pacific Investment Management Company LLC[63]

(p)(5)	Code of Ethics—ClearBridge Advisors, LLC[52]

(p)(6)	Code of Ethics—Pacific Life Fund Advisors LLC[69]

(p)(7)	No longer applicable

(p)(8)	Code of Ethics—MFS Investment Management[69]

(p)(9)	No longer applicable

(p)(10)	Code of Ethics—Morgan Stanley Investment Management Inc.[66]

(p)(11)	Code of Ethics—OppenheimerFunds, Inc.[69]

(p)(12)	No longer applicable

(p)(13)	No longer applicable

(p)(14)	No longer applicable

(p)(15)	No longer applicable

(p)(16)	No longer applicable

(p)(17)	Code of Ethics—Pacific Life Funds Independent Trustees[55]

(p)(18)	No longer applicable

(p)(19)	No longer applicable

(p)(20)	Code of Ethics—UBS Global Asset Management (Americas) Inc.[52]

(p)(21)	Code of Ethics—Eaton Vance Management[69]

(p)(22)	Code of Ethics—Invesco Advisors, Inc., filed herewith

(p)(23)	Code of Ethics—J.P. Morgan Investment Management, Inc.[63]

(p)(24)	Code of Ethics—T. Rowe Price Associates, Inc., filed herewith

(p)(25)	Code of Ethics—Ashmore Investment Management Limited[69]

(p)(26)	Code of Ethics—Wells Capital Management Incorporated[57]

(p)(27)	Code of Ethics—BlackRock Investment Management, LLC, filed herewith

(p)(28)	Code of Ethics—Scout Investments, Inc.[63]

(p)(29)	Code of Ethics—Ivy Investment Management Company, filed herewith

(p)(30)	Code of Ethics—AllianceBernstein L.P., filed herewith

(p)(31)	Code of Ethics—Lord, Abbett & Co. LLC[55]

(p)(32)	Code of Ethics—Macro Currency Group[66]

(p)(33)	Code of Ethics—Pacific Select Distributors, LLC[62]

(p)(34)	Code of Ethics—Western Asset Management Company[69]

(p)(35)	Code of Ethics—QS Batterymarch Financial Management, Inc.[57]

(p)(36)	Code of Ethics—AQR Capital Management, LLC[66]

(p)(37)	No Longer Applicable

(p)(38)	Code of Ethics—Boston Partners[61]

(p)(39)	Code of Ethics—Rothschild Asset Management Inc.[66]

(p)(40)	Code of Ethics—Wellington Management Company LLP[69]

(*)	Power of Attorney dated January 1, 2017[67]

/1/ Previously filed on May 22, 2001 as an exhibit to Registrant’s initial registration statement, and incorporated herein by reference.

/2/ Previously filed on August 9, 2001 as an exhibit to pre-effective amendment No. 1 to Registrant’s registration statement, and incorporated herein by reference.

/3/ Previously filed on September 26, 2001 as an exhibit to pre-effective amendment No. 2 to Registrant’s registration statement, and incorporated herein by reference.

/4/ Previously filed on September 28, 2001 as an exhibit to pre-effective amendment No. 3 to Registrant’s registration statement, and incorporated herein by reference.

/5/ Previously filed on October 1, 2001 as an exhibit to pre-effective amendment No. 4 to Registrant’s registration statement, and incorporated herein by reference.

/6/ Previously filed on October 15, 2001 as an exhibit to post-effective amendment No. 1 to Registrant’s registration statement, and incorporated herein by reference.

/7/ Previously filed on December 28, 2001 as an exhibit to post-effective amendment No. 2 to the Registrant’s registration statement, and incorporated herein by reference.

/8/ Previously filed on June 21, 2002 as an exhibit to post-effective amendment No. 4 to the Registrant’s registration statement, and incorporated herein by reference.

/9/ Previously filed on October 3, 2002 as an exhibit to post-effective amendment No. 5 to the Registrant’s registration statement, and incorporated herein by reference.

/10/ Previously filed on December 18, 2002 as an exhibit to post-effective amendment No. 7 to the Registrant’s registration statement, and incorporated herein by reference.

/11/ Previously filed on February 24, 2003 as an exhibit to post-effective amendment No. 8 to the Registrant’s registration statement, and incorporated herein by reference.

/12/ Previously filed on April 23, 2003 as an exhibit to post-effective amendment No. 9 to the Registrant’s registration statement, and incorporated herein by reference.

/13/ Previously filed on June 26, 2003 as an exhibit to post-effective amendment No. 10 to the Registrant’s registration statement, and incorporated herein by reference.

/14/ Previously filed on September 12, 2003 as an exhibit to post-effective amendment No. 12 to the Registrant’s registration statement, and incorporated herein by reference.

/15/ Previously filed on December 15, 2003 as an exhibit to post-effective amendment No. 26 to the Registrant’s registration statement, and incorporated herein by reference.

/16/ Previously filed on June 28, 2004 as an exhibit to post-effective amendment No. 33 to the Registrant’s registration statement, and incorporated herein by reference.

/17/ Previously filed on September 30, 2004 as an exhibit to post-effective amendment No. 34 to the Registrant’s registration statement, and incorporated herein by reference.

/18/ Previously filed on December 21, 2004 as an exhibit to post-effective amendment No. 36 to the Registrant’s registration statement, and incorporated herein by reference.

/19/ Previously filed on April 28, 2005 as an exhibit to post-effective amendment No. 37 to the Registrant’s registration statement, and incorporated herein by reference.

/20/ Previously filed on June 23, 2005 as an exhibit to post-effective amendment No. 38 to the Registrant’s registration statement, and incorporated herein by reference.

/21/ Previously filed on July 13, 2005 as an exhibit to post-effective amendment No. 39 to the Registrant’s registration statement, and incorporated herein by reference.

/22/ Previously filed on September 28, 2005 as an exhibit to post-effective amendment No. 41 to the Registrant’s registration statement, and incorporated herein by reference.

/23/ Previously filed on October 17, 2005 as an exhibit to post-effective amendment No. 43 to the Registrant’s registration statement, and incorporated herein by reference.

/24/ Previously filed on December 16, 2005 as an exhibit to post-effective amendment No. 45 to the Registrant’s registration statement, and incorporated herein by reference.

/25/ Previously filed on February 6, 2006 as an exhibit to post-effective amendment No. 46 to the Registrant’s registration statement, and incorporated herein by reference.

/26/ Previously filed on April 26, 2006 as an exhibit to post-effective amendment No. 49 to the Registrant’s registration statement, and incorporated herein by reference.

/27/ Previously filed on June 30, 2006 as an exhibit to post-effective amendment No. 50 to the Registrant’s registration statement, and incorporated herein by reference.

/28/ Previously filed on December 28, 2006 as an exhibit to post-effective amendment No. 51 to the Registrant’s registration statement, and incorporated herein by reference.

/29/ Previously filed on March 29, 2007 as an exhibit to post-effective amendment No. 53 to the Registrant’s registration statement, and incorporated herein by reference.

/30/ Previously filed on June 28, 2007 as an exhibit to post-effective amendment No. 54 to the Registrant’s registration statement, and incorporated herein by reference.

/31/ Previously filed on March 27, 2008 as an exhibit to post-effective amendment No. 55 to the Registrant’s registration statement, and incorporated herein by reference.

/32/ Previously filed on June 30, 2008 as an exhibit to post-effective amendment No. 57 to the Registrant’s registration statement, and incorporated herein by reference.

/33/ Previously filed April 9, 2009 as an exhibit to post-effective amendment No. 58 to the Registrant’s registration statement, and incorporated herein by reference.

/34/ Previously filed June 29, 2009 as an exhibit to post-effective amendment No. 59 to the Registrant’s registration statement, and incorporated herein by reference.

/35/ Previously filed April 30, 2010 as an exhibit to post-effective amendment No. 61 to the Registrant’s registration statement, and incorporated herein by reference.

/36/ Previously filed June 28, 2010 as an exhibit to post-effective amendment No. 62 to the Registrant’s registration statement, and incorporated herein by reference.

/37/ Previously filed April 5, 2011 as an exhibit to post-effective amendment No. 66 to the Registrant’s registration statement, and incorporated herein by reference.

/38/ Previously filed December 27, 2010 as an exhibit to post-effective amendment No. 64 to the Registrant’s registration statement, and incorporated herein by reference.

/39/ Previously filed April 5, 2011 as an exhibit to post-effective amendment No. 66 to the Registrant’s registration statement, and incorporated herein by reference.

/40/ Previously filed April 18, 2011 as an exhibit to post-effective amendment No. 67 to the Registrant’s registration statement, and incorporated herein by reference.

/41/ Previously filed June 29, 2011 as an exhibit to post-effective amendment No. 70 to the Registrant’s registration statement, and incorporated herein by reference.

/42/ Previously filed June 29, 2011 as an exhibit to post-effective amendment No. 71 to the Registrant’s registration statement, and incorporated herein by reference.

/43/ Previously filed July 29, 2011 as an exhibit to post-effective amendment No. 74 to the Registrant’s registration statement, and incorporated herein by reference.

/44/ Previously filed December 19, 2011 as an exhibit to post-effective amendment No. 80 to the Registrant’s registration statement, and incorporated herein by reference.

/45/ Previously filed December 29, 2011 as an exhibit to post-effective amendment No. 82 to the Registrant’s registration statement, and incorporated herein by reference.

/46/ Previously filed March 19, 2012 as an exhibit to post-effective amendment No. 85 to the Registrant’s registration statement, and incorporated herein by reference.

/47/ Previously filed June 28, 2012 as an exhibit to post-effective amendment No. 87 to the Registrant’s registration statement, and incorporated herein by reference.

/48/ Previously filed September 17, 2012 as an exhibit to post-effective amendment No. 89 to the Registrant’s registration statement, and incorporated herein by reference.

/49/ Previously filed November 30, 2012 as an exhibit to post-effective amendment No. 90 to the Registrant’s registration statement, and incorporated herein by reference.

/50/ Previously filed December 18, 2012 as an exhibit to post-effective amendment No. 91 to the Registrant’s registration statement, and incorporated herein by reference.

/51/ Previously filed April 19, 2013 as an exhibit to post-effective amendment No. 94 to the Registrant’s registration statement, and incorporated herein by reference.

/52/ Previously filed July 30, 2013 as an exhibit to post-effective amendment No. 96 to the Registrant’s registration statement, and incorporated herein by reference.

/53/ Previously filed October 3, 2013 as an exhibit to post-effective amendment No. 98 to the Registrant’s registration statement, and incorporated herein by reference.

/54/ Previously filed December 19, 2013 as an exhibit to post-effective amendment No. 100 to the Registrant’s registration statement, and incorporated herein by reference.

/55/ Previously filed May 9, 2014 as an exhibit to post-effective amendment No. 102 to the Registrant’s registration statement, and incorporated herein by reference.

/56/ Previously filed July 29, 2014 as an exhibit to post-effective amendment No. 104 to the Registrant’s registration statement, and incorporated herein by reference.

/57/ Previously filed October 1, 2014 as an exhibit to post-effective amendment No. 106 to the Registrant’s registration statement, and incorporated herein by reference.

/58/ Previously filed December 30, 2014 as an exhibit to post-effective amendment No. 108 to the Registrant’s registration statement, and incorporated herein by reference.

/59/ Previously filed January 30, 2015 as an exhibit to post-effective amendment No. 111 to the Registrant’s registration statement, and incorporated herein by reference.

/60/ Previously filed April 24, 2015 as an exhibit to post-effective amendment No. 113 to the Registrant’s registration statement, and incorporated herein by reference.

/61/ Previously filed May 8, 2015 as an exhibit to post-effective amendment No. 115 to the Registrant’s registration statement, and incorporated herein by reference.

/62/ Previously filed July 28, 2015 as an exhibit to post-effective amendment No. 117 to the Registrant’s registration statement, and incorporated herein by reference.

/63/ Previously filed October 7, 2015 as an exhibit to post-effective amendment No. 119 to the Registrant’s registration statement, and incorporated herein by reference.

/64/ Previously filed December 22, 2015 as an exhibit to post-effective amendment No. 121 to the Registrant’s registration statement, and incorporated herein by reference.

/65/ Previously filed May 6, 2016 as an exhibit to post-effective amendment No. 126 to the Registrant’s registration statement, and incorporated herein by reference.

/66/ Previously filed July 28, 2016 as an exhibit to post-effective amendment No. 129 to the Registrant’s registration statement, and incorporated herein by reference.

/67/ Previously filed February 9, 2017 as an exhibit to post-effective amendment No. 131 to the Registrant’s registration statement, and incorporated herein by reference.

/68/ Previously filed April 7, 2017 as an exhibit to post-effective amendment No. 132 to the Registrant’s registration statement, and incorporated herein by reference.

/69/ Previously filed May 11, 2017 as an exhibit to post-effective amendment No. 134 to the Registrant’s registration statement, and incorporated herein by reference.

Item 29. Persons controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust and Article VI of the Registrant’s By-Laws.

Title 12, Chapter 38, Section 3817 of the Delaware Code, Article VII of the Registrant’s Declaration of Trust filed as Exhibit (a)(1) to the Registrant’s registration statement, and Article VI of the Registrant’s By-Laws filed as Exhibit (a)(2)(b) to the registration statement, provide for indemnification of the Registrant’s trustees and/or officers for certain liabilities. Certain agreements to which the Registrant is a party filed as an exhibit to the Registrant’s registration statement provide for indemnification for certain liabilities for the trustees, officers and/or certain affiliated persons of the Registrant. The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the fullest extent permitted by the Registrant’s Declaration of Trust, By-Laws, the Delaware Business Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Insofar as indemnification by the Registrant for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Any other business, profession, vocation or employment of a substantial nature in which the investment adviser (which includes each sub-adviser) and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in Schedule A (as updated by Schedule C to the extent it relates to Schedule A) of each investment adviser’s Form ADV as currently on file with the SEC, and the text of such Schedule(s) is hereby incorporated by reference.

INVESTMENT ADVISER	PRINCIPAL BUSINESS ADDRESS	SEC FILE NO.

Pacific Life Fund Advisors LLC (PLFA) (also d/b/a Pacific Asset Management)	700 Newport Center Drive Newport Beach, CA 92660	801-15057

AllianceBernstein L.P.	1345 Avenue of the Americas New York, NY 10105	801-56720

AQR Capital Management, LLC	Two Greenwich Plaza 4th Floor Greenwich, CT 06830	801-55543

Ashmore Investment Management Limited	61 Aldwych London WC2B 4AE, United Kingdom	801-55109

BlackRock Investment Management, LLC	1 University Square Drive Princeton, NJ 08540	801-56972

Boston Management and Research d/b/a Eaton Vance Investment Managers	Two International Place Boston, MA 02110	801-15930

Boston Partners Global Investors, Inc.	909 Third Avenue 32nd Floor New York, NY 10022	801-61786

ClearBridge Investments, LLC	620 Eighth Avenue New York, NY 10018	801-64710

Invesco Advisers, Inc.	1555 Peachtree Street, N.E. Atlanta, GA 30309	801-33949

Ivy Investment Management Company	6300 Lamar Avenue Overland Park, KS 66202	801-61515

Lord, Abbett & Co. LLC	90 Hudson Street New Jersey, NJ 07302	801-6997

MFS Investment Management	111 Huntington Avenue Boston, MA 02199	801-17352

Morgan Stanley Investment Management Inc.	522 Fifth Avenue New York, NY 10036	801-15757

OppenheimerFunds, Inc.	Two World Financial Center 225 Liberty Street New York, NY 10281	801-8253

Pacific Investment Management Company LLC	650 Newport Center Drive Newport Beach, CA 92660	801-48187

Principal Global Investors, LLC, d/b/a Macro Currency Group	711 High Street Des Moine, IA 50392	801-55959

QS Investors, LLC	880 Third Avenue, 7th Floor New York, NY 10022	801-48035

Rothschild Asset Management Inc.	1251 Avenue of the Americas New York, NY 10020	801-5875

Scout Investments, Inc.	928 Grand Boulevard Kansas City, MO 64106	801-60188

T. Rowe Price Associates, Inc.	100 East Pratt Street Baltimore, MD 21202	801-856

UBS Asset Management (Americas) Inc.	1285 Avenue of the Americas New York, NY 10019	801-34910

Wellington Management Company LLP	280 Congress Street Boston, MA 02210	801-15908

Western Asset Management Company	385 East Colorado Boulevard Pasadena, CA 91101	801-8162

Item 32. Principal Underwriters

(a)	Pacific Select Distributors, LLC (“PSD”) (member FINRA & SIPC) serves as Distributor of shares of Pacific Funds Series Trust. PSD is a subsidiary of Pacific Life Insurance Company (“Pacific Life”) and an affiliate of Pacific Life Fund Advisors LLC (“PLFA”). PSD also serves as distributor of shares of Pacific Select Fund.

(b)

Name and Principal Business Address(1)	Positions and Offices with Underwriter	Positions and Offices with Registrant

Adrian S. Griggs	Chief Executive Officer	None

Dewey P. Bushaw	Executive Vice President	None

Dawn M. Trautman	Executive Vice President	None

Thomas Gibbons	Senior Vice President, Corporate Development, Treasury & Tax	None

Christopher van Mierlo	Senior Vice President	None

John White	Vice President	None

Gregory L. Keeling	Vice President and Chief Financial Officer	None

Joseph W. Krum	Vice President and Treasurer	None

Jane M. Guon	Vice President and Secretary	Vice President and Secretary

Sarah A. Jarvis	Assistant Vice President and Chief Compliance Officer	None

Michael T. Lietzow	Assistant Vice President	None

Alice P. Terlecky	Vice President & Assistant Secretary	None

Lori K. Lasinski	Assistant Secretary	None

Patricia A. Sandberg	Assistant Secretary	None

Cheryl L. Tobin	Assistant Secretary	None

(1)	Principal business address for all individuals listed is 700 Newport Center Drive, Newport Beach, California 92660

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be generally maintained at PLFA at 700 Newport Center Drive, Newport Beach, California 92660 or BNY Mellon Asset Servicing 4400 Computer Drive, Westborough, MA 01581. Other documents, as applicable, may be primarily maintained at the individual offices of each sub-adviser at their principal business address as listed above in Item 31.

With regard to the Registrant’s 17a-7 transactions and pursuant to Rule 17a-7 of the Investment Company Act of 1940, the identity of the counterparty required to be maintained by Registrant will be maintained by PLFA, as noted above, other than Funds managed by MFS Investment Management, Morgan Stanley Investment Management, Pacific Investment Management Co., Boston Management and Research and T. Rowe Price Associates, Inc. For these Funds, the subadvisers will maintain this information at their offices at their principal business address as listed above in Item 31.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 136 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach, and in the State of California, on this 27th day of July, 2017.

PACIFIC FUNDS SERIES TRUST

By:	/s/ Mark Karpe
Mark Karpe Assistant Vice President and Counsel Pacific Life Insurance Company

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 136 to the Registration Statement of Pacific Funds Series Trust has been signed below by the following persons in the capacities and on the dates indicated.

James T. Morris*	Chairman of the Board and Trustee	July 27, 2017

Mary Ann Brown*	Chief Executive Officer	July 27, 2017

Frederick L. Blackmon*	Trustee	July 27, 2017

Lucie H. Moore*	Trustee	July 27, 2017

Gale K. Caruso*	Trustee	July 27, 2017

Nooruddin S. Veerjee*	Trustee	July 27, 2017

Paul A. Keller*	Trustee	July 27, 2017

Brian D. Klemens*	Vice President and Treasurer (Principal Financial and Accounting Officer)	July 27, 2017

*By: /s/ Mark Karpe		July 27, 2017
Mark Karpe as attorney-in-fact pursuant to power of attorney filed herewith

Exhibit (*)

Pacific Funds Series Trust

Power of Attorney

The undersigned trustees and officers of Pacific Funds Series Trust (the “Trust”) hereby appoint Robin S. Yonis, Sharon A. Cheever, Jeffrey S. Puretz, Anthony Zacharski, Greg Larson, Mark Karpe, Audrey L. Cheng, Laurene E. MacElwee, Howard T. Hirakawa, and Carleton J. Muench each individually as their true and lawful attorneys-in-fact (“attorneys”), in all capacities, to execute in their name and file any and all registration statements, including registration statements on Form N-14, proxy statements, exemptive applications, no-action letter requests, shareholder reports and other regulatory filings made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission (“SEC”) in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities). The undersigned grant to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys may lawfully do or cause to be done by virtue hereof. This Power of Attorney hereby terminates and replaces all other previously executed Power of Attorneys for the Trust related to the above.

The undersigned trustees and officers of Pacific Funds Series Trust hereby execute this Power of Attorney effective the 1st day of January, 2017.

NAME	TITLE

/s/ James T. Morris
James T. Morris	Chairman and Trustee

/s/ Frederick L. Blackmon
Frederick L. Blackmon	Trustee

/s/ Gale K. Caruso
Gale K. Caruso	Trustee

/s/ Paul A. Keller
Paul A. Keller	Trustee

/s/ Lucie H. Moore
Lucie H. Moore	Trustee

/s/ Nooruddin S. Veerjee
Nooruddin S. Veerjee	Trustee

/s/ Mary Ann Brown
Mary Ann Brown	Chief Executive Officer

/s/ Brian D. Klemens
Brian D. Klemens	Vice President and Treasurer

PACIFIC FUNDS SERIES TRUST

EXHIBIT INDEX

(h)(2)(w)	Schedule A to Administration and Shareholder Services Agreement

(h)(3)(a)	Expense Limitation Agreement

(h)(4)(aa)	Amendment 7 to Sub-Administration and Accounting Services Agreement

(j)	Consent of Independent Registered Public Accounting Firm

(p)(22)	Code of Ethics—Invesco Advisors, Inc.

(p)(24)	Code of Ethics—T. Rowe Price Associates, Inc.

(p)(27)	Code of Ethics—BlackRock Investment Management, LLC

(p)(29)	Code of Ethics—Ivy Investment Management Company

(p)(30)	Code of Ethics—AllianceBernstein L.P.